TRANSAMERICA FREEDOMSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account VA B

Supplement Dated May 1, 2017

to the

Prospectus dated May 1, 2017

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica FreedomSM Variable Annuity dated May 1, 2017

TRANSAMERICA FREEDOMSM VARIABLE ANNUITY
Issued Through
SEPARATE ACCOUNT VA B
By
TRANSAMERICA LIFE INSURANCE COMPANY
This flexible premium deferred annuity policy has many investment choices. There is a separate account that currently provides a means of investing in various underlying fund portfolios. There is also a fixed account, which offers interest at rates that are guaranteed by Transamerica Life Insurance Company. You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the separate account.
This prospectus and the underlying fund prospectuses give you important information about the policies and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.
If you would like more information about the Transamerica FreedomSM Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2017. Please call us at (800) 525-6205 or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-732-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Prospectus Date: May 1, 2017
Statement of Additional Information Date: May 1, 2017

The subaccounts available under this policy invest in the following underlying fund portfolios:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO
AB Balanced Wealth Strategy Portfolio - Class B	AB Balanced Wealth Strategy Portfolio - Class B
AB Growth and Income Portfolio – Class B	AB Growth and Income Portfolio – Class B
American Funds - Asset Allocation FundSM - Class 2	American Funds - Asset Allocation FundSM - Class 2
American Funds - Bond FundSM - Class 2	American Funds - Bond FundSM - Class 2
American Funds - Growth FundSM - Class 2	American Funds - Growth FundSM - Class 2
American Funds - Growth-Income FundSM - Class 2	American Funds - Growth-Income FundSM - Class 2
American Funds - International FundSM - Class 2	American Funds - International FundSM - Class 2
Fidelity ® VIP Balanced Portfolio - Service Class 2	Fidelity ® VIP Balanced Portfolio - Service Class 2
Fidelity ® VIP Contrafund® Portfolio – Service Class 2	Fidelity ® VIP Contrafund® Portfolio – Service Class 2
Fidelity ® VIP Mid Cap Portfolio – Service Class 2	Fidelity ® VIP Mid Cap Portfolio – Service Class 2
Fidelity ® VIP Value Strategies Portfolio – Service Class 2	Fidelity ® VIP Value Strategies Portfolio – Service Class 2
State Street Total Return V.I.S. Fund - Class 3	State Street Total Return V.I.S. Fund - Class 3
TA AB Dynamic Allocation - Service Class	Transamerica AB Dynamic Allocation VP - Service Class
TA Aegon Government Money Market - Service Class	Transamerica Aegon Government Money Market VP – Service Class
TA Aegon High Yield Bond - Service Class	Transamerica Aegon High Yield Bond VP – Service Class
TA Aegon U.S. Government Securities - Service Class	Transamerica Aegon U.S. Government Securities VP – Service Class
TA American Funds Managed Risk - Balanced - Service Class	Transamerica American Funds Managed Risk VP - Service Class
TA Asset Allocation - Conservative - Service Class	Transamerica Asset Allocation - Conservative VP – Service Class
TA Asset Allocation - Growth - Service Class	Transamerica Asset Allocation - Growth VP – Service Class
TA Asset Allocation - Moderate Growth - Service Class	Transamerica Asset Allocation - Moderate Growth VP – Service Class
TA Asset Allocation - Moderate - Service Class	Transamerica Asset Allocation - Moderate VP – Service Class
TA Barrow Hanley Dividend Focused - Service Class	Transamerica Barrow Hanley Dividend Focused VP – Service Class
TA BlackRock Equity Smart Beta 100 - Service Class	Transamerica BlackRock Equity Smart Beta 100 VP - Service Class
TA BlackRock Global Allocation - Service Class	Transamerica BlackRock Global Allocation VP - Service Class
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class	Transamerica BlackRock Global Allocation Managed Risk - Balanced VP - Service Class
TA BlackRock Global Allocation Managed Risk - Growth - Service Class	Transamerica BlackRock Global Allocation Managed Risk - Growth VP - Service Class
TA BlackRock Smart Beta 50 - Service Class	Transamerica BlackRock Smart Beta 50 VP - Service Class
TA BlackRock Smart Beta 75 - Service Class	Transamerica BlackRock Smart Beta 75 VP - Service Class
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class
TA Clarion Global Real Estate Securities - Service Class	Transamerica Clarion Global Real Estate Securities VP – Service Class
TA International Equity Index - Service Class	Transamerica International Equity Index VP - Service Class
TA International Moderate Growth - Service Class	Transamerica International Moderate Growth VP – Service Class
TA JPMorgan Core Bond - Service Class	Transamerica JPMorgan Core Bond VP - Service Class
TA JPMorgan Enhanced Index - Service Class	Transamerica JPMorgan Enhanced Index VP – Service Class
TA JPMorgan Mid Cap Value - Service Class	Transamerica JPMorgan Mid Cap Value VP–Service Class
TA JPMorgan Tactical Allocation - Service Class	Transamerica JPMorgan Tactical Allocation VP - Service Class
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP–Service Class
TA Janus Mid-Cap Growth - Service Class	Transamerica Janus Mid-Cap Growth VP – Service Class
TA Jennison Growth - Service Class	Transamerica Jennison Growth VP– Service Class
TA Legg Mason Dynamic Allocation - Balanced - Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP - Service Class
TA Legg Mason Dynamic Allocation - Growth - Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP - Service Class
ii

SUBACCOUNT	UNDERLYING FUND PORTFOLIO
TA Madison Diversified Income - Service Class(1)	Transamerica Madison Diversified Income VP - Service Class
TA MFS International Equity - Service Class	Transamerica MFS International Equity VP – Service Class
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class
TA Managed Risk - Conservative ETF - Service Class	Transamerica Managed Risk - Conservative ETF VP - Service Class
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class
TA Market Participation Strategy - Service Class	Transamerica Market Participation Strategy VP - Service Class
TA Morgan Stanley Capital Growth - Service Class	Transamerica Morgan Stanley Capital Growth VP – Service Class
TA Multi-Managed Balanced - Service Class	Transamerica Multi-Managed Balanced VP – Service Class
TA PineBridge Inflation Opportunities- Service Class	Transamerica PineBridge Inflation Opportunities VP - Service Class
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical–Balanced VP–Service Class
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical–Conservative VP–Service Class
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical–Growth VP–Service Class
TA PIMCO Total Return - Service Class	Transamerica PIMCO Total Return VP – Service Class
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class
TA QS Investors Active Asset Allocation - Moderate - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate VP - Service Class
TA Small Mid Cap Value - Service Class	Transamerica Small/Mid Cap Value VP – Service Class
TA T. Rowe Price Small Cap - Service Class	Transamerica T. Rowe Price Small Cap VP – Service Class
TA TS&W International Equity - Service Class	Transamerica TS&W International Equity VP – Service Class
TA Torray Concentrated Growth - Service Class	Transamerica Torray Concentrated Growth VP – Service Class
TA U.S. Equity Index - Service Class	Transamerica U.S. Equity Index VP - Service Class
TA WMC US Growth - Service Class	Transamerica WMC US Growth VP – Service Class
(1)	This subaccount will become available on or about June 1, 2017.
iii

iv

TABLE OF CONTENTS continued
APPENDIX
PAM METHOD TRANSFERS	116
APPENDIX
Hypothetical Adjusted Partial withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders	119
APPENDIX
Hypothetical Example of the Withdrawal Base Calculation - Retirement Income Max® Rider	123
v

GLOSSARY OF TERMS
accumulation unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.
adjusted policy value—The policy value increased or decreased by any excess interest adjustment.
Administrative Office—Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.
annuitant—The person on whose life any annuity payments involving life contingencies will be based.
annuitize (annuitization)—When you switch from the accumulation phase to the income phase and we begin to make annuity payments to you (or your designee).
annuity commencement date—The date upon which annuity payments are to commence.
annuity payment option—A method of receiving a stream of annuity payments selected by the owner.
assumed investment return or AIR— The annual effective rate shown in the contract that is used in the calculation of each variable annuity payment.
cash value—The adjusted policy value less any rider fees (imposed upon surrender).
excess interest adjustment—A positive or negative adjustment to amounts surrendered (both partial or full surrenders) and transfers or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by the Company since the date any payment was received by, or an amount was transferred to, the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full or partial surrenders or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.
fixed account—One or more investment options under the policy that are part of the Company's general assets and are not in the separate account.
free amount—The amount that can be withdrawn each year without incurring any excess interest adjustments.
guaranteed lifetime withdrawal benefit—Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit.
guaranteed period options—The various guaranteed interest rate periods of the fixed account which the Company may offer and into which premium payments may be paid or amounts transferred.
owner (you, your)—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and before the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.
policy date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.
policy value—On or before the annuity commencement date, the policy value is equal to the owner's:
•	premium payments; minus
•	gross partial surrenders (partial surrenders plus or minus excess interest adjustments plus taxes (on the withdrawal)); plus
•	interest credited in the fixed account; plus
•	accumulated gains in the separate account; minus
•	accumulated losses in the separate account; minus
•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.
policy year—A policy year begins on the policy date and on each anniversary thereafter.
separate account—Separate Account VA B, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
separate account value—The portion of the policy value that is invested in the separate account.
subaccount—A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.
valuation period—The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.

written notice—Written notice, signed by the owner, that gives the Company the information it requires and is received in good order at the Administrative Office. For some transactions, the Company may accept an electronic notice such as telephone instructions or any other means acceptable to the Company. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.

SUMMARY
The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.
THE ANNUITY POLICY
The flexible premium deferred variable annuity policy offered by Transamerica Life Insurance Company (the Company, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: various subaccounts of the separate account and the fixed account of the Company. The policy is intended to accumulate money for retirement or other long-term investment purposes.
This policy currently offers subaccounts that are listed in the “Appendix–Portfolios Associated with the Subaccounts” in this prospectus. Each subaccount invests exclusively in shares of one of the underlying fund portfolios. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.
The fixed account offers an interest rate that the Company guarantees.
The policy, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you annuitize and begin receiving regular annuity payments from your policy. The money you can accumulate during the accumulation phase will largely determine the payments you receive during the income phase.
PURCHASE
The initial premium payment for nonqualified policies must be at least $15,000 (including anticipated premiums from 1035 exchanges as indicated on your application or electronic order form) or more, and at least $1,000 for qualified policies (including anticipated premiums from transfers or rollovers as indicated on your application or electronic order form), under most circumstances. You must obtain prior Company approval to purchase a policy with an amount less than the stated minimum. However, we do not offer this policy for sale to new policy owners. You can generally add as little as $50 at any time during the accumulation phase.
INVESTMENT CHOICES
You can allocate your premium payments to one of several underlying fund portfolios listed in the “Appendix–Portfolios Associated with the Subaccounts” in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.
You can also allocate your premium payments to the fixed account.
We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.
EXPENSES
Note: The following section on expenses and the Annuity Policy Fee Table and expense examples only apply to policies issued on or after the date of this prospectus. See “Appendix - Policy Variations” for information about older policies.
No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.
If you select the Life with Emergency CashSM annuity payment option, then you can surrender your policy after annuity payments have begun. A surrender charge of up to 4% of policy value will apply during the first four years after the annuity commencement date.
Full surrenders, partial surrenders, and transfers from a guaranteed period option of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account prior to the end of the guaranteed period option.

We deduct daily mortality and expense risk fees and administrative charges from the assets in each subaccount during the accumulation phase, at an annual rate (as a percentage of the subaccount's value) of 1.70%, which includes the Return of Premium Death Benefit.
During the accumulation phase, we deduct an annual service charge of no more than $35 from the policy value on each policy anniversary and at the time of surrender. The charge is waived if either the policy value or the sum of all premium payments, minus all partial surrenders, is at least $50,000.
Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable. State premium taxes currently range from 0% to 3.50%, depending on the state.
If you elect the Initial Payment Guarantee feature when you annuitize, then there is a daily fee (during the income phase) currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts.
We deduct a daily fund facilitation fee from the assets in certain investment choices at an annual rate (as a percentage of the subaccount's value) as follows:
•	0.30% if you choose the American Funds - Asset Allocation FundSM - Class 2
•	0.30% if you choose the American Funds - Bond FundSM - Class 2
•	0.30% if you choose the American Funds - Growth FundSM - Class 2
•	0.30% if you choose the American Funds - Growth-Income FundSM - Class 2
•	0.30% if you choose the American Funds - International FundSM - Class 2
•	0.20% if you choose the AB Balanced Wealth Strategy Portfolio - Class B
•	0.20% if you choose the State Street Total Return V.I.S. Fund - Class 3
•	0.15% if you choose the Franklin Founding Funds Allocation VIP Fund - Class 4
•	0.15% if you choose the TA International Equity Index - Service Class
•	0.15% if you choose the TA U.S. Equity Index - Service Class
The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.
ACCESS TO YOUR MONEY
You can generally take out $500 or more anytime during the accumulation phase (except under certain qualified policies).
You may have to pay income tax and a tax penalty on any money you take out.
If you have policy value in the fixed account, you may take out any cumulative interest credited free of excess interest adjustments.
Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the policy.
Surrenders are not generally permitted during the income phase unless you elect the Life with Emergency CashSM annuity payment option.
Partial surrenders will reduce your policy value. Depending on its amount and timing, a partial surrender may considerably reduce or eliminate some of the benefits and guarantees provided by your Policy. You should carefully consider whether a partial surrender under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial and full surrenders (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.
ANNUITY PAYMENTS (THE INCOME PHASE)
The policy allows you to receive income under one of several annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, then the dollar amount of your annuity payments may go up or down. However, the Initial Payment Guarantee is available for an extra fee and it guarantees a minimum amount for each variable annuity payment.
DEATH BENEFIT
If the sole annuitant dies before the income phase begins, then the beneficiary will generally receive a death benefit. If the owner is not the annuitant, then no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

The Return of Premium death benefit is issued in this policy.
Naming different persons as owner and annuitant can affect to whom and whether amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.
The death benefit is paid first to a surviving owner, if any; it is paid only to the beneficiary if there is no surviving owner.
TAXES
Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income. If you are younger than 59½ when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.
ADDITIONAL FEATURES
This policy has additional features that might interest you. These features may not be available for all policies, may vary for certain policies, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation.
These features include, but are not limited to, the following:
•	You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. This feature is referred to as the “Systematic Payout Option” (“SPO”). Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.
•	You can elect an optional feature at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial variable annuity payment. This feature is called the “Initial Payment Guarantee” (“IPG”). There is an extra charge for this feature.
•	Under certain medically related circumstances, you may surrender all or a portion of the policy value without any excess interest adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”
•	Under certain unemployment circumstances, you may surrender all or a portion of the policy value free of any excess interest adjustments. This feature is called the “Unemployment Waiver.”
•	You may generally make transfers and/or change the allocation of additional premium payments by telephone or other electronic means acceptable to the Company. We may restrict or eliminate this feature.
•	You can arrange to automatically transfer money (at least $500 per transfer) monthly or quarterly from certain investment choices into one or more subaccounts. This feature is known as “Dollar Cost Averaging.”
•	We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called “Asset Rebalancing.”
OTHER INFORMATION
Right to Cancel Period. You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account; if state law requires, we will refund your original premium payment(s). The policy will then be deemed void.
No Probate. Usually, the person receiving the death benefit under this policy will not have to go through probate. State laws vary on how the amount that may be paid is treated for transfer and inheritance tax purposes.
Who should purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment, market timing, or if you cannot take the risk of losing money that you put in.

There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, and additional features, make this policy appropriate for your needs.
State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of a policy owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your agent or contact us for specific information that is applicable to your state.
Old Policies. See “Appendix - Policy Variations” for information on how older policies have different features and requirements, and sometimes different fees and deductions.
Financial Statements. Financial Statements for the Company and the subaccounts are in the SAI. Condensed financial information for the subaccounts (those in operation by year end December 31, 2016) are in “Appendix – Condensed Financial Information” to this prospectus and the SAI.
INQUIRIES
If you need more information or want to make a transaction, please contact us at:
Transamerica Life Insurance Company
Administrative Office
Attention: Customer Care Group
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001
(800) 525-6205
You may check your policy at www.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.
You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

Annuity Policy FEE TABLE AND EXPENSE EXAMPLES
The following describes the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please be certain to review the notes following the fee table and expense examples for further information about the fees and charges presented. The order of the notes follows the order in which the fees and charges under the policy are presented in the fee tables and the expense examples.
The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase the fees may be different than those described in the Fee Table. See Notes to Fee Table and Expense Examples, No. 5.
The first section describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options. State premium taxes may also be deducted. Excess interest adjustments may be made to amounts surrendered (partial and full), transferred or applied to annuity payment options from cash value from the fixed account. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)
Owner Transaction Expenses:
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)(1)
Base Policy	0%
Transfer Fee(2)	$0-$10
Special Service Fee(3)	$0-$50*
* $0 - $25 for policies issued prior to May 1, 2015
The next section describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)
Annual Service Charge(4)	$0-$35 per policy
Separate Account Annual Expenses (as a percentage, annually, of average separate account value)(5):
Base Separate Account Expenses:
Mortality and Expense Risk Fee	1.55%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.70%
Optional Separate Account Expenses: (You may only elect one of the guaranteed minimum death benefits listed below)
Double Enhanced Death Benefit - No Longer Available	0.65%
Annual Step-Up Death Benefit - No Longer Available	0.20%
Fund Facilitation Fee	0.30%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses	2.00%

Optional Death Benefit Riders - No Longer Available:
Additional Death Distribution (annual charge based on policy value)	0.25%
Additional Death Distribution+ (annual charge based on policy value)	0.55%

Optional Guaranteed Lifetime Withdrawal Benefit Riders - No Longer Available:
5 for LifeSM Rider (annual charge - a % of Total Withdrawal Base)	1.35%
5 for LifeSM with Growth (with additional death benefit)	1.60%
5 for LifeSM with Growth (without additional death benefit)	1.35%

	Single	Joint
Living Benefits Rider (annual charge - a % of Principal Back Total Withdrawal Base)	1.25%	1.25%
Income SelectSM for Life - Single and Joint Life Option (annual charge - a % of Total Withdrawal Base):
Base Benefit	1.15%	1.35%
Additional Benefits available with Income SelectSM for Life Rider:
Growth Benefit	0.25%	0.50%
Death Benefit	0.25%	0.20%
Income EnhancementSM Benefit	0.10%	0.20%
Total Income SelectSM for Life Rider Fees with Highest Combination of Benefits	1.75%	2.25%

	Maximum	Current
Retirement Income Choice® Rider - Single Life Option: (annual charge - a % of Withdrawal Base)
Base Benefit	2.10%	1.35%
Additional Benefits available with the Retirement Income Choice® Rider:
Death Benefit	0.25%	0.25%
Income EnhancementSM Benefit	0.15%	0.15%
Total Retirement Income Choice® Rider Fees (Single Life) with Highest Combination of Benefits	2.50%	1.75%
Retirement Income Choice® Rider - Joint Life Option (annual charge - a % of Withdrawal Base):
Base Benefit	2.40%	1.65% (1)
Additional Benefits available with the Retirement Income Choice® Rider:
Death Benefit	0.20%	0.20%
Income EnhancementSM Benefit	0.30%	0.30%
Total Retirement Income Choice® Rider Fees (Joint Life) with Highest Combination of Benefits	2.90%	2.15%
Retirement Income Choice® with Double Withdrawal Base Benefit Rider - Single Life Option (annual charge - a % of Withdrawal Base):
Base Benefit	2.40%	1.65% (1)
Additional Benefits available with the Retirement Income Choice® with Double Withdrawal Base Benefit Rider:
Death Benefit	0.25%	0.25%
Income EnhancementSM Benefit	0.15%	0.15%
Total Retirement Income Choice® with Double Withdrawal Base Benefit Rider Fees (Single Life) with Highest Combination of Benefits	2.80%	2.05%
Retirement Income Choice® with Double Withdrawal Base Benefit Rider - Joint Life Option (annual charge - a % of Withdrawal Base):
Base Benefit	2.40%	1.65% (1)
Additional Benefits available with the Retirement Income Choice® with Double Withdrawal Base Benefit Rider:
Death Benefit	0.20%	0.20%
Income EnhancementSM Benefit	0.30%	0.30%
Total Retirement Income Choice® with Double Withdrawal Base Benefit Rider Fees (Joint Life) with Highest Combination of Benefits	2.90%	2.15%
Retirement Income Choice® 1.4 Rider (annual charge - a % of withdrawal base):
Base Benefit Designated Allocation Group A	2.30%	1.55%
Base Benefit Designated Allocation Group B	1.85%	1.10%
Base Benefit Designated Allocation Group C	1.45%	0.70%
Additional Benefits available with the Retirement Income Choice® 1.4 Rider:
Death Benefit (Single Life Option)	0.40%	0.40%
Death Benefit (Joint Life Option)	0.35%	0.35%
Income EnhancementSM Benefit (Single Life Option)	0.30%	0.30%
Income EnhancementSM Benefit (Joint Life Option)	0.50%	0.50%
Total Retirement Income Choice® 1.4 Rider Fees (Joint Life) with Highest Combination of Benefits	3.15%	2.40%

	Maximum	Current
Retirement Income Choice® 1.2 Rider (annual charge - a % of withdrawal base):
Base Benefit Open Allocation Option	2.30%	1.55%
Base Benefit Designated Allocation Group A	2.30%	1.55%
Base Benefit Designated Allocation Group B	1.85%	1.10%
Base Benefit Designated Allocation Group C	1.45%	0.70%
Additional Benefits available with the Retirement Income Choice® 1.2 Rider:
Death Benefit (Single Life Option)	0.40%	0.40%
Death Benefit (Joint Life Option)	0.35%	0.35%
Income EnhancementSM Benefit (Single Life Option)	0.30%	0.30%
Income EnhancementSM Benefit (Joint Life Option)	0.50%	0.50%
Total Retirement Income Choice® 1.2 Rider Fees (Joint Life) with Highest Combination of Benefits and Allocation Options	3.15%	2.40%
(1) The current fee is 1.55% for policyowners who purchase the base benefit only with no additional benefits elected.
	Maximum	Current
Retirement Income Max® Rider (annual charge - a % of withdrawal base): (for riders issued on or after December 12, 2011)
Base Benefit	2.00%	1.25%
Retirement Income Max® Rider (annual charge - a % of withdrawal base): (for riders issued before December 12, 2011)
Base Benefit	1.75%	1.00%
Retirement Income Choice® 1.6 Rider (annual charge - a % of withdrawal base): (for riders issued on or after May 1, 2014)
Base Benefit Designated Allocation Group A	2.20%	1.45%
Base Benefit Designated Allocation Group B	1.85%	1.10%
Base Benefit Designated Allocation Group C	1.45%	0.70%
Additional Benefits available with the Retirement Income Choice® 1.6 Rider:
Death Benefit (Single Life Option)	0.40%	0.40%
Death Benefit (Joint Life Option)	0.35%	0.35%
Income EnhancementSM Benefit (Single Life Option)	0.30%	0.30%
Income EnhancementSM Benefit (Joint Life Option)	0.50%	0.50%
Total Retirement Income Choice® 1.6 Rider Fees (Joint Life) with Highest Combination of Benefits and Allocation Options	3.05%	2.30%
Retirement Income Choice® 1.6 Rider (annual charge - a % of withdrawal base): (for riders issued before May 1, 2014)
Base Benefit Designated Allocation Group A	2.30%	1.55%
Base Benefit Designated Allocation Group B	1.85%	1.10%
Base Benefit Designated Allocation Group C	1.45%	0.70%
Additional Benefits available with the Retirement Income Choice® 1.6 Rider:
Death Benefit (Single Life Option)	0.40%	0.40%
Death Benefit (Joint Life Option)	0.35%	0.35%
Income EnhancementSM Benefit (Single Life Option)	0.30%	0.30%
Income EnhancementSM Benefit (Joint Life Option)	0.50%	0.50%
Total Retirement Income Choice® 1.6 Rider Fees (Joint Life) with Highest Combination of Benefits and Allocation Options	3.15%	2.40%

Optional Guaranteed Minimum Income Benefit Riders - No Longer Available:
Family Income Protector	0.30%
Managed Annuity Program	0.45%
Managed Annuity Program II	0.45%
The next section shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2016 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.
Total Portfolio Annual Operating Expenses (Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses)(6):
Lowest Gross	0.35%
Highest Gross	1.50%
The following Examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.
The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year, the highest Total Portfolio Annual Operating Expenses of any of the portfolios for the year ended December 31, 2016, and the base policy with the combination of available optional features or riders with the highest fees and expenses, including the highest Fund Facilitation Fee, Annual Step-Up Death Benefit, Additional Death Distribution+ Rider and Retirement Income Choice® 1.6 Rider - Joint Life with additional Death Benefit and Income EnhancementSM options (only available prior to May 1, 2014). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Examples(7):
If the policy is surrendered at the end of the applicable time period:
1 Year	$ 664
3 Years	$2,009
5 Years	$3,377
10 Years	$6,908
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy:
1 Year	$ 664
3 Years	$2,009
5 Years	$3,377
10 Years	$6,908
The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year, the highest Total Portfolio Annual Operating Expenses of any of the portfolios for the year ended December 31, 2016, and the base policy with the highest fees and expenses, including the highest Fund Facilitation Fee. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Examples:
If the policy is surrendered at the end of the applicable time period:
1 Year	$ 354
3 Years	$1,078
5 Years	$1,823
10 Years	$3,786

If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy:
1 Year	$ 354
3 Years	$1,078
5 Years	$1,823
10 Years	$3,786
Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.
For information concerning compensation paid for the sale of the policies, see OTHER INFORMATION - Distributor of the Policies.
Notes to Fee Table and Expense Examples
Owner Transaction Expenses:
1) Maximum Surrender Charge: If you select the Life with Emergency CashSM annuity payment option, you will be subject to a surrender charge after the annuity commencement date. See EXPENSES.
2) Transfer Fee: The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the investment choices. There is no fee for the first 12 transfers per policy year. For additional transfers, the Company may charge a fee of $10 per transfer. Currently, we do not charge a transfer fee, but reserve the right to do so.
3) Special Service Fees: We may deduct a charge for special services, including overnight delivery; duplicate policies; non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require us to incur additional processing costs.
4) Annual Service Charge:
Annual Service Charge: The annual service charge is assessed per policy on each policy anniversary and at surrender. The charge is waived if your policy value, or the sum of your premiums less all partial surrenders, is at least $50,000.
5) Separate Account Annual Expenses:
Mortality and Expense Risk Fee: The mortality and expense risk fee shown is for the accumulation phase with the base death benefit. During the income phase, the mortality and expense risk fee is at an annual rate of 1.25%
Optional Separate Account Expenses: Any optional separate account expense is in addition to the mortality and expense risk and administrative fees.
Fund Facilitation Fee: This daily fee is applied only to policy value in the subaccounts invested in the American Funds - Asset Allocation Fund - Class 2 (0.30%), American Funds - Bond Fund - Class 2 (0.30%), American Funds - Growth Fund - Class 2 (0.30%), American Funds - Growth-Income Fund - Class 2 (0.30%), American Funds - International Fund - Class 2 (0.30%), AB Balanced Wealth Strategy Portfolio - Class B (0.20%), State Street Total Return V.I.S. Fund - Class 3 (0.20%), Franklin Templeton VIP Founding Funds Allocation Fund - Class 4 (0.15%), TA International Equity Index - Service Class (0.15%) and TA U.S. Equity Index - Service Class (0.15%).
We charge a fund facilitation fee in order to make certain subaccounts available as investment choices under the policies. We apply the fee to subaccounts that invest in underlying funds that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of subaccounts that we specify.
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses: This reflects the base separate account expenses plus the Fund Facilitation fee. Neither the Double Enhanced Death Benefit or the Annual Step-Up Death Benefit are included in the total since they are no longer available. The death benefits are mutually exclusive.

OPTIONAL RIDERS
In some cases, riders to the policy are available that provide optional benefits. There are additional fees (annualized fee charged on a yearly or quarterly basis, depending on the rider) for those riders.
Optional Death Benefit Riders No Longer Available:
Additional Death Distribution Rider and Additional Death Distribution+ Rider: This annual fee is a percentage of the policy value and is only deducted during the accumulation phase.
Optional Guaranteed Lifetime Withdrawal Benefit Riders - No Longer Available
Living Benefits Rider: The annual fee is a percentage of the “principal back” Total Withdrawal Base. The “principal back” Total Withdrawal Base on the rider date is the policy value. After the rider date, the “principal back” Total Withdrawal Base is equal to: the “principal back” Total Withdrawal Base on the rider date; plus subsequent premium payments; less subsequent “principal back” adjusted partial withdrawals.
5 for LifeSM Rider, 5 for LifeSM with Growth Rider and Income SelectSM for Life Rider - base benefit: The annual fee is a percentage of the Withdrawal Base. The Withdrawal Base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year). During any rider year, the Withdrawal Base is equal to the Withdrawal Base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent Withdrawal Base adjustments. The Withdrawal Base may be referred to as “Total Withdrawal Base” in your policy statement and other documents.
Income SelectSM for Life Rider - Additional Benefits (Single Life and Joint Life Options): If you elected the Income SelectSM for Life Rider with one or more of the following options - Growth Option, Additional Death Payment Option, Joint Life Option, Income EnhancementSM Option. The charge for each of these options is a percentage of the withdrawal base and is in addition to the Income SelectSM for Life Rider base benefit fee.
Retirement Income Choice® Rider, Retirement Income Choice® with Double Withdrawal Base Benefit Rider, Retirement Income Choice® 1.4 Rider, Retirement Income Choice® 1.2 Rider and Retirement Income Choice® 1.6 Rider - base benefit: The fee is a percentage of the Withdrawal Base. The Withdrawal Base on the rider date is the policy value. During any rider year, the Withdrawal Base is equal to the Withdrawal Base on the rider date or most recent rider anniversary; plus subsequent premium payments, less subsequent Withdrawal Base adjustments.
Retirement Income Choice® Rider, Retirement Income Choice® with Double Withdrawal Benefit Rider, Retirement Income Choice® 1.4 Rider, Retirement Income Choice® 1.2 Rider and Retirement Income Choice® 1.6 Rider - Additional Benefits (Single Life and Joint Life Options): If you elected the Retirement Income Choice® Rider, Retirement Income Choice® with Double Withdrawal Benefit Rider, Retirement Income Choice® 1.4 Rider, Retirement Income Choice® 1.2 Rider or Retirement Income Choice® 1.6 Rider with one or more of the following options - Death Benefit or Income EnhancementSM Benefit. The charge for each of these options is a percentage of the Withdrawal Base and is in addition to the base benefit fee.
Maximum Total Retirement Income Choice® 1.4, Retirement Income Choice® 1.2 and Retirement Income Choice® 1.6 Rider Fees with Highest Combination of Benefits: After the fifth rider anniversary, the base benefit rider fees can increase when there is an automatic step-up. These fee totals reflect the maximum fee increase resulting from an automatic step-up of the Withdrawal Base while the rider is in effect.
Maximum Total Retirement Income Choice® 1.4, Retirement Income Choice® 1.2 and Retirement Income Choice® 1.6 Rider Fees (Joint Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Maximum), the Death Benefit (Joint Life Option), plus the Income EnhancementSM Benefit (Joint Life Option).
Current Total Retirement Income Choice® 1.4, Retirement Income Choice® 1.2 and Retirement Income Choice® 16 Rider Fees (Joint Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Current), the Death Benefit (Joint Life Option), plus the Income EnhancementSM Benefit (Joint Life Option).
Maximum Total Retirement Income Max® Rider Fees: After the first rider anniversary, the base benefit rider fees can increase when there is an automatic step-up. The Withdrawal Base on the rider date is the policy value. This fee total reflects the maximum fee increase resulting from an automatic step-up of the Withdrawal Base while the rider is in effect.
Optional Guaranteed Minimum Income Benefit Riders - No Longer Available:
Family Income Protector: The annual rider fee is 0.30% of the minimum annuitization value and is deducted only during the accumulation phase. If you annuitize under the rider, a guaranteed payment fee is deducted.

Managed Annuity Program: The Managed Annuity Program fee is 0.45% of the minimum income base value and is deducted only during the accumulation phase. If you annuitize under the rider, a guaranteed payment fee is deducted at an annual rate of 1.25%.
Managed Annuity Program II: A rider fee, 0.45% of the minimum income base on the rider anniversary, is charged annually prior to annuitization. We will also charge this fee if you take a complete surrender. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment option. This fee is deducted even if the adjusted policy value exceeds the minimum income base.
6) Total Portfolio Annual Operating Expenses:
Total Portfolio Annual Operating Expenses: The fee table information relating to the underlying fund portfolios was provided to the Company by the underlying fund portfolios, their investment advisers or managers. We have not verified the accuracy of information provided by unaffiliated fund portfolios. Actual future expenses of the portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.
7) Expense Examples:
Expense Examples: The Example does not reflect premium tax charges, special service fees, or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

THE ANNUITY POLICY
This prospectus describes the Transamerica FreedomSM Variable Annuity policy offered by the Company. This prospectus generally describes policies issued on or after the date of this prospectus. Policies issued before that date may have different features (such as different death benefits or annuity payment options) and different charges. See “Appendix - Policy Variations” for information about older policies.
An annuity is a contract between you, the owner, and an insurance company (in this case the Company), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.
The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own policy.
The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional premium payments of $50 or more until the annuity commencement date. You are not required to make any additional premium payments.
The policy is a “variable” annuity because the value of your policy can go up or down based on the performance of your subaccounts. If you invest in the separate account, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your subaccounts. You could lose the amount you allocate to the separate account. The amount of annuity payments you receive from the separate account also depends upon the investment performance of your subaccounts for the income phase. However, if you annuitize under the Initial Payment Guarantee feature, then you will receive stabilized annuity payments that will never be less than a percentage of your initial variable annuity payment. There is an extra charge for this feature.
The policy also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.
Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your contract is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this contract, you represent and warrant that you are not using the contract, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
The Company will not issue a policy unless:
•	the Company receives in good order (See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order) all information needed to issue the policy;
•	the Company receives in good order (at our Administrative Office) a minimum initial premium (including anticipated premiums from 1035 exchanges on nonqualified policies and transfers or rollovers on qualified policies as indicated on your application or electronic order form) payment; and
•	the annuitant, owner, and any joint owner are age 85 or younger (the limit may be lower for qualified policies).
Please note, certain riders described herein may require a younger age. Please carefully read the applicable rider sections regarding any age limitations.
We reserve the right to reject any application or premium payment.
Premium Payments
You should make checks for premium payments payable only to Transamerica Life Insurance Company and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the policy.
We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
Initial Premium Requirements
The initial premium payment for nonqualified policies must be at least $15,000 (including anticipated premiums from 1035 exchanges as indicated on your application or electronic order form), and at least $1,000 for qualified policies (including anticipated premiums from transfers or rollovers as indicated on your application or electronic order form). You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium payment must be received within 90 days of the policy date or your policy will be canceled. We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information in good order. If we are unable to credit your initial premium payment, we will contact you or your financial intermediary, if applicable, within five business days and explain why. We will also return your initial premium payment at that time unless you consent to us holding the premium up to 30 days and credit it within two business days after your information is both complete and in good order.
Neither we nor your financial intermediary are responsible for lost investment opportunities while we each complete our review processes. Any initial premium payments received by us will be held in our general account until credited to your policy. You will not earn interest on your initial premium payment during these review periods.
The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.
There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining whether the policy is suitable for you). Any such delays will affect when your policy can be issued and your premium allocated among your investment choices.
Additional Premium Payments
You are not required to make any additional premium payments. However, you can generally make additional premium payments as often as you like during the accumulation phase. Additional premium payments must be at least $50 . We will credit additional premium payments to your policy as of the business day we receive your premium and required information in good order at our Administrative Office. Additional premium payments must be received before the close of a regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time) to get same-day pricing of the additional premium payment.
Maximum Total Premium Payments
For issue ages 0-80, we reserve the right to require prior approval of any cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant issued by us or an affiliate. We may approve premium payments over $1,000,000 but restrict access to certain optional benefits. For issue ages over 80, we reserve the right to require prior approval of any cumulative premium payments over $500,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant issued by us or an affiliate. If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, the business will be deemed not in good order.
Allocation of Premium Payments
When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation. You could lose the amount you allocate to the subaccounts.
If you allocate premium payments to the Dollar Cost Averaging program, (if it is available), you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.
You may change allocations for future additional premium payments by sending written instructions to our Administrative Office, or by telephone, or other electronic means acceptable to us, subject to the limitations described in ADDITIONAL FEATURES - Telephone and Electronic Transactions, or any other means acceptable to us. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.
We reserve the right to restrict or refuse any premium payment.

Policy Value
You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange usually closes at 4:00 p.m., Eastern time. Holidays are generally not business days.
INVESTMENT OPTIONS
The Transamerica FreedomSM Variable Annuity offers you a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Policy are listed in the “Appendix - Portfolios Associated with the Subaccounts”.
The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.
More detailed information, including an explanation of the portfolios' fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.
Note: If you received a summary prospectus for any of the portfolios listed in “Appendix - Portfolios Associated with the Subaccounts”, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its statement of additional information.
Selection of Underlying Fund Portfolios
The underlying fund portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, volatility, hedgeability, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premium payments and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).
We have developed this variable annuity product in cooperation with one or more distributors, and may include certain underlying fund portfolios based on their recommendations. Their selection criteria may differ from our selection criteria.
You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to you, including each underlying fund portfolio's prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the underlying fund's website provide more current information, including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.
We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to make certain changes to the separate account and its investments. We reserve the right to add new portfolios (or portfolio classes), close existing portfolios (or portfolio classes), or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. We will not add, delete or substitute any underlying fund portfolio shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We reserve the right to limit the number of subaccounts you are invested in at any one time.
If you elect certain optional riders, you will be subject to investment restrictions. In the future, we may change the investment restrictions.
Not all subaccounts may be available for all policies, in all states, or through all financial intermediary firms.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We retain the right, subject to any applicable law, to make certain changes in the separate account and its investment options. We reserve the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of your requests.
New subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by us. Each additional subaccount will purchase shares in an underlying fund portfolio, or other investment vehicle. We may also close or liquidate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is closed or liquidated, we will notify you and request a reallocation of the amounts invested in the closed or liquidated subaccount. If we do not receive additional instructions, any subsequent premium payments or transfers (including dollar cost averaging transactions or asset rebalance programs transactions) into a closed or liquidated subaccount will be re-allocated to the remaining available investment options according to the investment allocation instructions you previously provided. If your previous investment allocation instructions do not include any available investment options, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and any premium payment will be returned. Under asset rebalance programs the value remaining in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your annuity, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment option. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., policy reached maximum annuity commencement date) if an investment option is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment options you have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment option is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current investment options you have value allocated to and which are open to new investment.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying fund portfolios, or substitute a new underlying fund portfolio for an existing underlying fund portfolio.

Static Allocation Models
A Static Allocation Model is an allocation strategy comprised of two or more underlying fund portfolios that together provide a unique allocation mix not available as a single underlying fund portfolio. Policy owners that elect a Static Allocation Model directly own subaccount units of the underlying fund portfolios that comprise a particular model. In other words, a Static Allocation Model is not a group of underlying fund portfolios with one accumulation/annuity unit value, but rather, direct investment in a certain allocation of subaccounts. There is no additional charge associated with investing in a Static Allocation Model.
Each of the Static Allocation Models is just that: static. The allocations or “split” between one or more subaccounts is not monitored and adjusted to reflect changing market conditions. However, a policy owner's investment in a Static Allocation Model will be rebalanced annually to ensure that the assets are allocated to the percentages in the same proportion that they were allocated at the time of election.
Only one Static Allocation Model may be elected at any one time. Additionally, the entire policy value must be allocated to the elected model.
You may request to transfer from one model to another, or transfer from a model to any other investment option. Each transfer into or out of a Static Allocation Model is considered one transfer.
The Fixed Account
Premium payments allocated and amounts transferred to the fixed account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.
While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment option by giving us notice within 30 days before the end of the expiring guaranteed period.
Surrenders, withdrawals, transfers, and amount applied to an annuity payment option from a guaranteed period option of the fixed account are generally subject to an excess interest adjustment (except at the end of the guaranteed period). See ACCESS TO YOUR MONEY - Excess Interest Adjustment for more information about when an excess interest adjustment applies. This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below the guaranteed minimum.
We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable non-forfeiture law at the time the policy is issued.
If you select the fixed account, your money will be placed with our other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of each annuity payment you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase. The interest credited as well as principal invested in the fixed account is based on our claims-paying ability.
We reserve the right to refuse any premium payment or transfer to the fixed account.

Transfers
During the accumulation phase, you may make transfers to or from any investment option within certain limitations.
Transfers out of a guaranteed period option of the fixed account are limited to the following:
•	Transfers at the end of a guaranteed period. No excess interest adjustment will apply.
•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.
•	Other than at the end of a guaranteed period, transfers of amounts from the guaranteed period option in excess of amounts equal to interest credited, are subject to an excess interest adjustment. If it is a negative adjustment, the maximum amount you can transfer in any one policy year is 25% of the amount in that guaranteed period option, less any previous transfers during the current policy year. If it is a positive adjustment, we do not limit the amount that you can transfer. (Note: This restriction may prolong the period of time it takes to transfer the full amount in the guaranteed period option of the fixed account. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)
In general, each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
The number of transfers permitted may be limited and a $10 charge for each transfer in excess of 12 in any policy year may apply. We reserve the right to prohibit transfers to the fixed account.
During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.
Transfers made by telephone, or other electronic means acceptable to us, are subject to the limitations described in ADDITIONAL FEATURES - Telephone and Electronic Transactions.
Market Timing and Disruptive Trading
Statement of Policy. This variable annuity policy was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.
For policies with Portfolio Allocation Method or Open Allocation Method, the effect of transfers pursuant thereto may be considered disruptive for certain underlying fund portfolios. As a result, policy owners using Portfolio Allocation Method or Open Allocation Method may have to change their selected underlying fund portfolios. We will contact you in the event this occurs.
Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•	provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.
Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.
Investment Restrictions
If you are eligible to elect certain optional riders, you will be subject to investment restrictions requiring you to invest in certain underlying portfolios, known as designated investment options. In the future, we may change the investment restrictions.
One or more of the underlying fund portfolios that may be designated investment options under each optional rider in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. Our requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with these riders. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you.

You should carefully evaluate with your financial adviser whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the riders that do not invest in funds that utilize volatility control strategies.
For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios' current prospectuses.
EXPENSES
Note: The following section on expenses and the ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES only apply to policies issued on or after the date of this prospectus. See “Appendix - Policy Variations” for information about older policies.
There are charges and expenses associated with your policy that reduce the return on your investment in the policy.
Life with Emergency CashSM Surrender Charge
If you select the Life with Emergency CashSM annuity payment option, then you can surrender your policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the annuity commencement date (no matter which policy or variation thereof you previously purchased). The following schedule shows the current surrender charge:
Number of Years Since Annuity Commencement Date	Surrender Charge (as a % of premium surrendered)
0 – 1	4%
1 – 2	3%
2 – 3	2%
3 – 4	1%
more than 4	0%
We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency CashSM annuity payment option.
Note carefully the following three things about this surrender charge:
•	this surrender charge is measured from the annuity commencement date and not from the premium payment date;
•	this surrender charge is a percentage of the premium; and
•	under this payment option, there is no surrender charge free amount.
Excess Interest Adjustment
Surrenders, withdrawals, transfers, amounts applied when a death benefit is calculated, and amounts applied to an annuity option from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also apply to amounts applied to an annuity payment option. (However, please note that a death benefit will not be reduced if the excess interest adjustment results in a decrease in the cash value available to you.) Please see “Appendix - Excess Interest Adjustment Examples” for an example showing the effect of a hypothetical excess interest adjustment calculation. The excess interest adjustment plays a role in calculating the total interest credited to the fixed account.
Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the policy. This fee is assessed daily based on the net asset value of each subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the policy (including distribution related expenses), and assuming the risk that the current charges will be insufficient in the future to cover costs of selling, distributing and administering the policy.
If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

Administrative Charges
We deduct a daily administrative charge to cover the costs of supporting and administering the policy (including certain distribution-related expenses). This charge is equal to an annual rate of 0.15% of the daily net asset value of each subaccount during both the accumulation phase and the income phase.
Premium Taxes
A deduction is also made for premium taxes, if any, imposed on us by a state, municipality or other government agency. The tax, currently ranging from 0% to 3.50%, is assessed at the time premium payments are made or when annuity payments begin. We pay the premium tax at the time it is imposed. We will, at our discretion, deduct the total amount of premium taxes, if any, from the policy value when such taxes are due to the applicable taxing authority, you begin receiving annuity payments, you surrender the policy or a death benefit is paid.
Federal, State and Local Taxes
We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.
Special Service Fees
We may deduct a charge for special services, including overnight delivery; duplicate policies; non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require us to incur additional processing costs.
Transfer Fee
You are generally allowed to make 12 free transfers per policy year before the annuity commencement date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of your free transfers. All transfer requests made at the same time are treated as a single transfer. Currently we are not charging for transfers.
Service Charge
During the accumulation phase, an annual service charge of $35 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender. The service charge is waived if your policy value or the sum of your premiums, less all partial surrenders, is at least $50,000.
Initial Payment Guarantee
If you elect the Initial Payment Guarantee feature at the time of annuitization, there is a fee (during the income phase) currently at an annual rate of 1.25% of the daily net asset value. This fee may be higher or lower at the time you annuitize and elect the feature.
Fund Facilitation Fee
We charge a fund facilitation fee in order to make certain subaccounts available as investment options under the policies. We apply the fee to subaccounts that invest in underlying funds that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of subaccounts that we specify.
Underlying Fund Portfolio Fees and Expenses
The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest underlying fund portfolio expenses for the previous calendar year are found in the ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.
Reduced Fees and Charges
We may at our discretion, reduce or eliminate certain fees and charges for certain policies (including employer-sponsored savings plans) which may result in decreased costs and expenses.

Revenue We Receive
This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
• Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain underlying fund portfolios available as investment options under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.
• Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or subadviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.
The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis. Please Note: Some of the underlying funds listed in the chart below may not currently be available under your policy:
Incoming Payments to the Company and/or TCI
Fund	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST	0.25%
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	0.50%
AB VARIABLE PRODUCTS SERIES FUND, INC.	0.45%
AMERICAN FUNDS INSURANCE SERIES® TRUST	0.25%
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND	0.395%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	0.50%
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	0.45%
JANUS ASPEN SERIES	0.35%
MFS ® VARIABLE INSURANCE TRUST	0.50%
NOTES TO INCOMING PAYMENTS TABLE:
Maximum Fee % of assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in subaccounts that are closed to new premium payments, depending on the terms of the agreements supporting those payments and on the services provided.
TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is subadvised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are subadvised by non-affiliated entities. During 2016 we received $223,234,178.31 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.
Fidelity ® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

Other Payments. TCI also serves as the wholesale distributor for the policies, and in that capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and subadvisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or subadviser receives from the advisory fee deducted from underlying fund portfolio assets. Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and subadvisers of the underlying fund portfolios (or their affiliates):
•	may each directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and subadvisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees.
•	may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies.
•	may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional efforts. The amounts may be significant and these arrangements provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.
For the calendar year ended December 31, 2016, TCI and its affiliates received payments that totaled approximately $2,700,000. The firms that paid to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management • Allianzgi Distributors • American Century Investment Management, Inc. • American Century Investment Management, Inc. • American Funds • Barrow, Hanley, Mewhinney & Strauss • Belle Haven Investments • BlackRock Investment Management, LLC • Columbia Threadneedle Investments • Fidelity Management & Research Company • Franklin Templeton Services, LLC • Goldman Sachs• Hartford• Invesco• Janus Capital Management LLC • Jennison Associates LLC • John Hancock• JP Morgan Investment Management Inc. • Kayne Anderson Capital Advisors, LP • Lord Abbett & Co.• Manning & Napier Advisors• MFS Investment Management• Milliman Financial Risk Management LLC • Morgan Stanley Investment Management Inc. • Morningstar Advisers • Natixis Global Asset Management• Neuberger Berman• New York Life/Mainstay Investments• Oppenheimer Funds, Inc. • Pacific Investment Management Company • PineBridge Investments LLC • Pioneer Investment Management, Inc. • Prudential Investments• QS Legg Mason Global Asset Allocation, LLC • Ridgeworth Investments • Rockefeller & Co. • Schroder Investment Management • Systematic Financial Management • TIAA• Thompson Siegel & Walmsley • The Vanguard Group, Inc. • Torray, LLC •  and Wellington Management Company.
Please note some of the aforementioned managers and/or subadvisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.
ACCESS TO YOUR MONEY
During the accumulation phase, you can have access to the money in your policy in the following ways:
•	by making a surrender (either a full or partial surrender); or
•	by taking systematic payouts (See ADDITIONAL FEATURES - Systematic Payout Option for more details).
Surrenders
During the accumulation phase, if you take a full surrender, you will receive your cash value.
If you want to take a partial surrender, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the surrender from each of the investment options in proportion to the policy value. Surrenders may be referred to as withdrawals on your policy statement and other documents.
Remember that any surrender you take will reduce the policy value, and the amount of the death benefit. See DEATH BENEFIT, for more details. A partial surrender also may have a negative impact on certain other benefits and guarantees of your policy.
During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial, unless you elect a Life with Emergency CashSM payment option.

If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial.
Delay of Payment and Transfer
Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may defer such payment from the separate account if:
•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;
•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
•	the SEC permits a delay for the protection of owners.
Transfers of amounts from the subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica Aegon Government Money Market VP portfolio (or any money market portfolio offered under this policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, surrender (either full or partial), loan, or death benefit from the TA Aegon Government Money Market subaccount until the portfolio is liquidated.
Any payment or transfer request which is not in good order will cause a delay. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner's account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.
Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium payment check has cleared your bank.
Excess Interest Adjustment
Surrenders, withdrawals, transfers, and amounts applied to an annuity option from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. If at the time of such transactions the guaranteed interest rate set by us for the applicable period has risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value (but not below the excess interest adjustment floor described in “Appendix - Excess Interest Adjustment Examples”). However, if the guaranteed interest rate for the applicable period has fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value upon surrender or transfer. Please see “Appendix - Excess Interest Adjustment Examples” to see how the excess interest adjustment is calculated and illustrative examples using hypothetical values.
Any amount surrendered in excess of the cumulative interest credited for that guaranteed period option is generally subject to an excess interest adjustment. An excess interest adjustment may also be made on amounts applied to an annuity payment option.

The formula that will be used to determine the excess interest adjustment is:
S* (G-C)* (M/12)
S	=	Is the amount (before surrender charges, premium taxes and the application of any Guaranteed Minimum Death Benefits, if any) being surrendered, withdrawn, transferred, paid upon death, or applied to an income option that is subject to the excess interest adjustment;
G	=	Is the guaranteed interest rate for the guaranteed period applicable to “S”;
C	=	Is the current guaranteed interest rate then being offered on new premium payments for the next longer option period than “M”. If this policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%,
M	=	Number of months remaining in the current option period for “S”, rounded up to the next higher whole number of months; and
*	=	multiplication
Please see “Appendix - Excess Interest Adjustment Examples” for more detailed information concerning the excess interest adjustment calculation.
There will be no excess interest adjustment on any of the following:
•	surrenders of cumulative interest credited;
•	Nursing Care and Terminal Condition Withdrawal Option surrenders;
•	Unemployment Waiver surrenders;
•	transfers from a Dollar Cost Averaging fixed source;
•	surrenders to satisfy any minimum distribution requirements; and
•	Systematic Payout Option payments, which do not exceed cumulative interest credited at the time of payment.
Please note that in these circumstances you will not receive a higher cash value if interest rates have fallen nor will you receive a lower cash value if interest rates have risen.
The excess interest adjustment may vary for certain policies and may not be applicable for all policies.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
•	Any surrenders over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a policy owner’s account;
•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•	Any surrender when we have been directed to send proceeds to a different personal address from the address of record for that contract owner's account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;
•	Any surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
•	Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)525-6205.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.

ANNUITY PAYMENTS (THE INCOME PHASE)
Upon the annuity commencement date, which is the date your policy is annuitized and annuity payments begin, your annuity switches from the accumulation phase to the income phase. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The earliest annuity commencement date is at least 30 days after you purchase your policy. Unless required by state law, the latest annuity commencement date cannot be after the date specified in your policy unless a later date is agreed to by us.
Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse is eligible to and elects to continue the policy). If the annuitant dies after the annuity commencement date, no death benefit is payable and the amount payable will depend on the annuity income option.
Your policy may not be “partially” annuitized, i.e., you may not apply a portion of your policy value to an annuity option while keeping the remainder of your policy in force.
After the annuitant's death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.
Annuity Payment Options
The policy provides several annuity payment options (also known as income options) that are described below. You may choose any combination of annuity payment options. We will use your policy value to provide these annuity payments. If the policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)
In deciding on which annuity payment option to elect, you must decide if fixed or variable payments are better for you. If you choose to receive fixed payments, then the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) you select. The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain constant. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease. Please note that these changes only occur annually under the Initial Payment Guarantee.
You must also decide if you want your annuity payments to be guaranteed for the annuitant's lifetime, a period certain, or a combination thereof. Generally, payments will be lower if you combine a period certain, guaranteed amount, or liquidity with a lifetime guarantee (e.g., Life Income with 10 years Certain and Life with Guaranteed Return of Policy proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because you are guaranteed payments for a longer time).
A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin.
The annuity payment options currently available are explained below. Some options are fixed only.
Income for a Specified Period (fixed only). We will make level annuity payments only for a fixed period. No funds will remain at the end of the period. If your policy is a qualified policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.
Income of a Specified Amount (fixed only). Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level annuity payments followed by a smaller final annuity payment.
If your policy is a qualified policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.
Life Income. You may choose between:
•	No Period Certain (fixed or variable) - Payments will be made only during the annuitant's lifetime. The last annuity payment will be the payment immediately before the annuitant's death.
•	10 Years Certain (fixed or variable) - Payments will be made for the longer of the annuitant's lifetime or ten years.

•	Guaranteed Return of Policy Proceeds (fixed only) - Payments will be made for the longer of the annuitant's lifetime or until the total dollar amount of annuity payments we made to you equals the annuitized amount (i.e., the adjusted policy value).
•	Life with Emergency CashSM (fixed or variable)-Payments will be made during the annuitant's lifetime. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit (unlike all other life annuitization options which are not surrenderable). The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the premium surrendered (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the annuitant.
The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value (i.e., the amount that would be available for surrender according to the Life with Emergency CashSM benefit schedule) without any surrender charges. For qualified policies the death benefit ceases on the date the annuitant reaches the IRS age limitation.
Joint and Survivor Annuity. You may choose:
•	No Period Certain (fixed or variable) - Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Annuity payments will be made as long as either person is living.
•	10 Year Certain (fixed only) - Payments will be made for the longer of the lifetime of the annuitant and joint annuitant or ten years.
•	Life with Emergency CashSM (fixed or variable)-Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the premium surrendered (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the surviving joint annuitant.
The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.
Other annuity payment options may be arranged by agreement with the Company. Some annuity payment options may not be available for all policies, all ages or we may limit certain annuity payment options to ensure they comply with the applicable tax law provisions.
NOTE CAREFULLY
IF:
•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and
•	the annuitant dies (or both joint annuitants die) before the due date of the second (third, fourth, etc.) annuity payment;
THEN:
•	we may make only one (two, three, etc.) annuity payments.
IF:
•	you choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
•	the person receiving annuity payments dies prior to the end of the guaranteed period;
THEN:
•	the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.

However, IF:
•	you choose Life with Emergency CashSM; and
•	the annuitant dies (if both joint annuitants die) before age 101;
THEN:
•	a Life with Emergency CashSM death benefit will be paid.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.
You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels) or a later date if agreed to by us. If you do not elect an annuity payment option, the default option will be variable payments under Life with 10 Years Certain. If any portion of the default annuitization is a variable payout option, then annuity units will be purchased proportionally based off your available current investment allocations. Please note, all benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization. The only benefits that remain include the guarantees provided under the terms of the annuity option.
DEATH BENEFIT
We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option (if you pick a variable annuity payment option fees and expenses will apply), or may choose to receive the death benefit as a lump sum withdrawal. The guarantees of these death benefits are based on our claims-paying ability. No death benefit will be payable upon or after the annuity commencement date. Please note that there is a mandatory annuity commencement date.
We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property.
Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once we receive due proof of death, investments in the separate account may be reallocated in accordance with the beneficiary's instructions.
We may permit the beneficiary to give a “one-time” written instruction to reallocate the policy value in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant's death.
When We Pay A Death Benefit
We will pay a death benefit IF:
•	you are both the annuitant and sole owner of the policy; and
•	you die before the annuity commencement date.
We will pay a death benefit to you (owner) IF:
•	you are not the annuitant; and
•	the annuitant dies before the annuity commencement date.
If the sole beneficiary receiving the death benefit is the surviving spouse of the owner, then he or she may elect, if eligible, to continue the policy as the new annuitant and owner, instead of receiving the death benefit. See DEATH BENEFIT - Spousal Continuation.

When We Do Not Pay A Death Benefit
We will not pay a death benefit IF:
•	you are not the annuitant; and
•	you die prior to the annuity commencement date.
Please note the new owner (unless it is the deceased owner's spouse) must generally surrender the policy within five years of your death.
Distribution requirements apply to the policy value upon the death of any owner. Generally, upon the owner's death (who is not the annuitant) the entire interest must be distributed within five years. See TAX INFORMATION for a more detailed discussion of the distribution requirements under the Code.
Deaths After the Annuity Commencement Date
The amount payable, if any, on or after the annuity commencement date depends on the annuity income option.
IF:
•	you are not the annuitant; and
•	you die on or after the annuity commencement date; and
•	the guaranteed amount in the policy has not been paid;
THEN:
•	the remaining portion of the guaranteed amount in the policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.
IF:
•	you are the owner and annuitant; and
•	you die after the annuity commencement date; and
•	the annuity payment option you selected did not have or no longer has a guaranteed period;
THEN:
•	no additional payments will be made.
NOTE: If you elect the Life with Emergency CashSM and the annuitant dies before age 101, then a Life with Emergency CashSM death benefit equaling the amount available for surrender will be paid.
IF:
•	annuity payments are being made under the Life with Emergency CashSM; and
•	the annuitant dies before age 101 (or earlier, if a qualified policy);
THEN:
•	a Life with Emergency CashSM death benefit will be paid.
Succession of Ownership
If an owner (who is not the annuitant) dies during the accumulation phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:
•	any surviving owner;
•	primary beneficiary;
•	contingent beneficiary; or
•	owner's estate.
Spousal Continuation
If the sole primary beneficiary is the spouse, upon the owner's or the annuitant's death, the beneficiary may elect to continue the policy in his or her own name. Upon the annuitant's death if such election is made, the policy value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the annuitant. Any excess of the death benefit amount over the policy value will be allocated to each applicable investment option in the ratio that the policy value in the investment option bears to the total policy value. The terms and conditions of the policy that applied prior to the annuitant's death will continue to apply, with certain exceptions described in the policy. For purposes of the death benefit on the continued policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the policy. See TAX INFORMATION - Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.
For these purposes, if the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant's social security number at the time of claim, she or he shall be treated as the owner/annuitant's spouse. In those circumstances, the owner/annuitant's spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.
For these purposes, if the owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the annuitant's spouse is the sole primary beneficiary of the annuitant's interest in such account, the annuitant's spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.
Amount of Death Benefit
Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law. The death benefit currently offered on this policy is the Return of Premium Death Benefit. The amount of the death benefit for older policies depends on the guaranteed minimum death benefit option, if any, you chose when you bought the policy. Please see below and the Policy Variations Appendix for more information on death benefits for older policies. The “base policy” death benefit will generally be the greatest of:
•	the policy value on the date we receive the required information in good order at our Administrative Office;
•	the cash value on the date we receive the required information in good order at our Administrative Office (this will be more than the policy value if there is a positive excess interest adjustment);
•	minimum required cash value on the date we receive the required information in good order at our Administrative Office; and
•	the guaranteed minimum death benefit (discussed below), plus premium payments, less gross withdrawals, from the date of death to the date the death benefit is paid. Please see “Appendix - Death Benefit” for illustrative examples regarding death benefit calculations.
Please note: The death benefit terminates upon annuitization and there is a maximum annuity commencement date.
Guaranteed Minimum Death Benefit
The following generally applies, depending on the state of issue, to policies issued on or after the date of this prospectus. See “Appendix - Policy Variations” for information about older policies.
Return of Premium Death Benefit
The Return of Premium Death Benefit is equal to:
•	total premium payments; less
•	any adjusted partial withdrawals (please see “Appendix - Death Benefit”) as of the date of death.
This benefit is not available if you or the annuitant is 86 or older on the policy date. The Return of Premium Death Benefit will be in effect when you purchase your policy.
The information below describes prior death benefits that were available for older policies. These death benefits are no longer available for purchase.
Annual Step-Up Death Benefit – No Longer Available
Under this option, on each policy anniversary prior to your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. This “step-up” death benefit is equal to:
•	the largest policy value on the policy date or on any policy anniversary prior to the earlier of the annuitant's date of death or the annuitant's 81st birthday; plus
•	any premium payments since the date of any policy anniversary with the largest policy value; minus
•	any adjusted partial withdrawals (please see “Appendix - Death Benefit”) since the date of the policy anniversary with the largest policy value.
The Annual Step-Up Death Benefit was not available if you or the annuitant were 76 or older on the policy date. There was an extra charge for this death benefit of 0.20% annually.

Double Enhanced Death Benefit - No Longer Available
The death benefit under this option is the greater of 1 or 2 below:
1.	The 6% Annually Compounding through age 80 Death Benefit, which was equal to:
•	the total premium payments; less
•	any adjusted partial withdrawals;
•	accumulated at an effective annual rate of 6% from each premium payment date and each surrender date to the earlier of the annuitant's date of death or the annuitant's 81st birthday.
2.	The Monthly Step-Up through age 80 Death Benefit, which is equal to:
•	the largest policy value on the policy date or on any monthly anniversary before the earlier of the annuitant's date of death or the annuitant's 81st birthday; plus
•	any premium payments since the date of any monthly anniversary with the largest policy value; minus
•	any adjusted partial withdrawals since the date of the monthly anniversary with the largest policy value.
This benefit was not available if the owner or annuitant were age 76 or older on the policy date and requires you to invest only in certain “designated investment choices”. There was an extra charge for this death benefit of 0.65% annually.
Designated Investment Options. If you elected the Double Enhanced Death Benefit, you must allocate 100% of your policy value to one or more of the designated investment options approved for the Double Enhanced Death Benefit. See “Appendix - Designated Investment Options” for a complete listing of available subaccounts. Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
Please note:
•	All policy value must be allocated to one or more designated investment options or your death benefit will terminate.
•	You may transfer amounts among the designated investment options; however, you cannot transfer any amount to any other subaccount if you elect this death benefit.
The Double Enhanced Death Benefit was not available if a guaranteed lifetime withdrawal benefit was chosen.
The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering a guaranteed minimum death benefit at any time for new sales.
Adjusted Partial Withdrawal
When you request a partial withdrawal, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the dollar amount of your withdrawal request. This will generally be the case if the guaranteed minimum death benefit exceeds the policy value at the time of withdrawal. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total premium payments.
The formula used to calculate the adjusted partial withdrawal amount is: adjusted partial withdrawal = (amount of the gross partial withdrawal * value of the current death proceeds immediately prior to the gross partial withdrawal) / policy value immediately prior to the gross withdrawal.
We have included a detailed explanation of this adjustment with examples in the “Appendix - Death Benefit.” This is referred to as “adjusted partial withdrawal” in your policy. If you have a qualified policy, minimum required distributions rules may require you to request a partial withdrawal.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the policy value over the investment in the policy during each taxable year.
There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.
If you purchase the policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan's provisions and a policy's provisions, the plan's provisions will control.
If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.
You will generally not be taxed on increases in the value of your policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates; no amounts received from the policy are taxable at the lower rates applicable to capital gains.
The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.
We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The owners bear the risk that the entire contract could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.
We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.
Distribution Requirements . The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner's date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner's death the owner's surviving spouse is the sole beneficiary of the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.
In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of a Nonqualified Policy
The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.
In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.
Different Individual Owner and Annuitant
If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.
It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.
In general, the excludable portion of each annuity payment you receive will be determined as follows:
•	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
•	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.
If you select more than one annuity payment option, special rules govern the allocation of the policy's entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.
If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.
Taxation of Surrenders and Partial Withdrawals - Nonqualified Policies
When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy”. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.
If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your policy value immediately before a policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.
The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.
Guaranteed Lifetime Withdrawal Benefits
For policies with a guaranteed lifetime withdrawal benefit or a guaranteed minimum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. It is possible that the withdrawal base (with respect to the guaranteed lifetime withdrawal benefits) and the guaranteed future value (with respect to the guaranteed minimum accumulation benefit) could be taken into account to determine the policy value that is used to calculate required distributions and the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a guaranteed lifetime withdrawal benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In that event, the Internal Revenue Service may determine the Income Enhancement Option is an incidental benefit with adverse consequences for qualification as an Individual Retirement Annuity, you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your policy, and the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In addition, if the Income Enhancement Benefit causes an increase in payments calculated to meet the Required Minimum Distribution requirements it may violate the rules governing such distributions with adverse tax consequences. In view of this uncertainty, you should consult a tax adviser with any questions.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner's income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.
Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified policy in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment or death benefit).
If you exchange part of an existing contract for the policy, and within 180 days of the exchange you received a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.
You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the policy, especially if you may make a withdrawal from either contract within 180 days after the exchange.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified policy could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.

Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable partial withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
Beginning in 2017, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rate is $5,490,000 indexed for inflation and 40% respectively.
The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70½; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
The IRS has not reviewed this policy for qualification as a ROTH IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.
Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Partial Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero.
In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59½, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70½ or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70½. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.
Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.
The Code generally requires that interest in a qualified policy be non-forfeitable.
You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.
Optional Living Benefits
For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.
Withholding
The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner's country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.

Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.
We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive.
ADDITIONAL FEATURES
Systematic Payout Option
You can select at any time (during the accumulation phase) to receive regular surrenders (i.e., partial surrenders) from your policy by using the systematic payout option. Under this option, you can receive the greater of (1) or (2), divided by the number of surrenders made per year, where: (1) up to 10% of your premium payments (reduced by prior surrenders in that policy year); and (2) is any gains in the policy. For amounts greater than 10% of your premium payments, you must receive prior Company approval. The amount of your payment is established when you select the option. The amount available is recalculated on each policy anniversary thereafter while the Systematic Payout Option is in effect.
Any systematic withdrawal in excess of the remaining rider withdrawal amount could affect your rider values (if elected). Systematic surrenders can be made monthly, quarterly, semi-annually, or annually. Each surrender must be at least $40. Monthly and quarterly surrenders must generally be made by electronic funds transfer directly to your checking or savings account.
Any systematic withdrawal in excess of your remaining surrender charge free amount may be subject to a surrender charge. If the request does not exceed the surrender charge free amount, future systematic payments will be recalculated based on the remaining free amounts.
Keep in mind that surrenders under the systematic payout option may be taxable, and if made before age 59½, may be subject to a 10% federal penalty tax. There is no charge for this benefit.
Income Benefit Programs
The Family Income Protector and Managed Annuity Programs are no longer available, but if you have previously elected one of these benefits you can still upgrade. If you upgrade your minimum annuitization value or minimum income base, you will generally receive the Managed Annuity Program II. See Rider Grid for Additional Information on each of these riders.
Initial Payment Guarantee
You may only elect to purchase the Initial Payment Guarantee which provides annually stabilized payments that are guaranteed to never be less than a percentage of the initial variable annuity payment at the time you annuitize your policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.
The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.
Under the Initial Payment Guarantee, you receive annuity payments that are stabilized—that is, held level throughout each policy year—and are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize, the guaranteed percentage will not change during the life of the Initial Payment Guarantee. Contact us for the current guaranteed percentage.
The payment amount is adjusted once each year (on the anniversary of your annuity commencement date) to reflect the investment performance of your selected investment choice(s) over the preceding year (but your payment will not be less than the guaranteed minimum).
Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee and administrative charge. This fee is reflected in the amount of the annuity payments that you receive if you select the Initial Payment Guarantee. It is reflected in the calculation of the annuity unit values (i.e., your payment is “net” the initial payment guarantee fee, mortality and expense risk fee, and administrative charges).
The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions. The Initial Payment Guarantee uses a 5% assumed investment return to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the assumed investment return, and decrease if actual performance is below the assumed investment return (but not below the guaranteed level).
Termination. The Initial Payment Guarantee is irrevocable.
The Initial Payment Guarantee may vary for certain policies and may not be available for all policies, in all states or at all times.
Nursing Care and Terminal Condition Withdrawal Option
No excess interest adjustments will apply if you make a surrender ($1,000 minimum), under certain circumstances, because you or your spouse has been:
•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or
•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).
You may exercise this benefit at any time during the accumulation phase. This benefit is also available to the annuitant or annuitant's spouse if the owner is not a natural person. There is no restriction on the maximum amount you may surrender under this benefit. There is no charge for this benefit.
The Nursing Care and Terminal Condition Withdrawal Option may vary for certain policies and may not be available for all policies, in all states or at all times.
Unemployment Waiver
No excess interest adjustments will apply to surrenders after you or your spouse become unemployed due to:
•	involuntary termination of employment
•	involuntary lay off;
In order to qualify, you (or your spouse, whichever is applicable) must have been:
•	employed full time for at least two years prior to becoming unemployed;
•	employed full time on the policy date;
•	unemployed for at least 60 days in a row at the time of surrender;
•	must have a minimum cash value at the time of surrender of $5,000; and
•	you (or your spouse) must be receiving unemployment benefits.
You must provide written proof from your State's Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of surrender.
You may select this benefit at any time during the accumulation phase. This benefit is also available to the annuitant or annuitant's spouse if the owner is not a natural person. There is no restriction on the maximum amount you may surrender under this benefit. There is no charge for this benefit.
The Unemployment Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Telephone and Electronic Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require you to create an account with a username and password, and to maintain a valid e-mail address.
We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record conversations with you. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of any loss, theft or unauthorized use of your password.
Telephone and other electronic transactions must be received while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your financial representative's can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request if the volume of transactions is unusually high, we might not have anyone available, or lines available, to take your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.
We reserve the right to revoke your telephone and other electronic transaction privileges at any time without revoking all owners' privileges. We may deny telephone and electronic transaction privileges to market timers or disruptive traders.
Dollar Cost Averaging Program
During the accumulation phase, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.
Dollar Cost Averaging programs that may be available under your policy:
•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.
•	Special —You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment option into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).
A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note: Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.
NOTE CAREFULLY:
New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.
IF:
•	we do not receive all necessary information to begin or restart a Dollar Cost Averaging program;
THEN:
•	any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
•	any amount in a variable source will be invested in that variable source and will remain in that variable investment option; and
•	new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options.

Asset Rebalancing
During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue asset rebalancing. New instructions are required to start asset rebalancing. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually. Asset rebalancing can be used in conjunction with a guaranteed lifetime withdrawal benefit. Please note, any amounts rebalanced may be immediately transferred to the Portfolio Allocation Method (PAM) investment options or Open Allocation subaccounts as applicable under the Portfolio Allocation Method or Open Allocation Method (OAM). There is no charge for this benefit.
Optional Benefits No Longer Available
The following death benefits are no longer available:
•	Additional Death Distribution Rider*
•	Additional Death Distribution + Rider*
The following Guaranteed Lifetime Withdrawal Benefits are no longer available, but if you have previously elected one of these riders you can still upgrade (if applicable):
•	Living Benefits Rider (also known as Guaranteed Principal SolutionsSM Rider)*
•	5 for LifeSM Rider
•	5 for LifeSM with Growth Rider
•	Income SelectSM for Life Rider
•	Retirement Income Choice® Rider
•	Retirement Income Choice® with Double Withdrawal Base Benefit Rider
•	Retirement Income Choice® 1.4 Rider
•	Retirement Income Choice® 1.2 Rider
•	Retirement Income Max® Rider*
•	Retirement Income Choice® 1.6 Rider*
See “Appendix - Rider Grid Variations” for additional information on each of the riders above.
* If you purchased your policy prior to February 1, 2015, and the rider was available under your policy, you may still purchase or upgrade (if applicable) the rider.
OTHER INFORMATION
State Variations
Oregon. The Retirement Income Choice® 1.6 rider will not terminate upon assignment or ownership changes.
Washington. The Retirement Income Choice® 1.6 designated funds excludes fixed account and does not allow funds to be allocated to the Dollar Cost Averaging fixed account. The Living Benefits Rider fee cannot be deducted from the fixed account.
Ownership
You, as owner of the policy, exercise all rights under the policy. You can generally change the owner at any time by notifying us in writing at our Administrative Office. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.
Beneficiary
The beneficiary designation will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to the Company. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.). The Company will not be liable for any payment made before the written notice is received in our Administrative Office. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If, upon the death of the annuitant, there is a surviving owner(s), then the surviving owner(s) automatically takes the place of any beneficiary designation.

Right to Cancel Period
You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days after you receive the policy (for replacements the right cancel period is generally 30 days), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account. You bear the risk of any decline in policy value during the right to cancel period. However, if state law requires, we will refund your original premium payment(s), or surrender value, if greater. We will pay the refund within seven days after we receive in good order within the applicable period at our Administrative Office, written notice of cancellation and the returned policy. The policy will then be deemed void.
Assignment
You can also generally assign the policy any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in good order at our Administrative Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we approve the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.
Termination for Low Value
If a partial surrender or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your policy, we reserve the right to terminate your policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner's consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.
Regulatory Modifications to Policy
We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Certain Offers
From time to time, we have (and we may again) offered you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for the benefit, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
We may also make an offer to you to exchange an existing rider for a different rider.
Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. We and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, we would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable. Please see Voting Rights section below for how shares held by the Company would be voted.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange, transfer or otherwise).
You may ask us to reinstate your policy after such an exchange, transfer or full or partial surrender and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to the applicable investment options. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions you previously provided. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, your annuity policy is nonqualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.
Voting Rights
To the extent required by law, the Company will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and/or other individuals that have voting interests in the portfolios. We will send you and/or other individuals requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.
Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.
The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service provides may adversely affect us and your policy value. For instance, cyber-attacks may: interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your policy that result from cyber-attacks or information security breaches in the future.
For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com/individual/terms-of-use.
Transamerica Life Insurance Company
Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.
Financial Condition of the Company
We pay benefits under your policy from our general account assets and/or from your policy value held in the separate account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your policy value that is allocated to the subaccounts of the separate account. Your policy value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. You also may be permitted to make allocations to guaranteed period options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the separate account—are located in the statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's website at http://www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy owners are available on our website (https://www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).
The Separate Account
The Company established a separate account, called Separate Account VA B, under the laws of the State of Iowa on January 19, 1990. The separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios.
The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to the Company's other income, gains or losses.
The assets of the separate account are held in the Company's name on behalf of the separate account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The separate account may include other subaccounts that are not available under these policies.
The Underlying Funds
At the time you purchase your policy, you may allocate your premium to subaccounts. These are subdivisions of our separate account, an account that keeps your policy assets separate from our company assets. The subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each underlying fund portfolio has varying degrees of investment risk. Underlying fund portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Read the underlying fund portfolio prospectuses carefully before investing. We do not guarantee the investment results of any underlying fund portfolio. Certain underlying fund portfolios may not be available in all states and in all share classes. Please see “Appendix - Portfolios Associated with the Subaccounts” for additional information.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with your financial professional to decide whether this policy is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI may market the policies through bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.
We have discontinued new sales of the policies. You may, however, continue to make premium payments to fund your policy pursuant to its terms, and exercise all other rights and options under your policy - such as reallocating your policy value among investment options, making surrenders (full or partial), and making changes of ownership of your policy.
Compensation to Broker-Dealers Who Sold the Policies. The policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the policies.
The selling firms were paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 1.25% of premium payment (additional amounts may be paid as overrides to wholesalers).
To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company and TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives that may be based, in part on premiums paid after the initial premium. These arrangements are described further below.
The sales representative who sold you the policy may receive a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may continue to receive in connection with your policy. Also inquire about any ongoing compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may have received different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold this policy to you.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCI and pay the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.

TCI's registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness or loan guarantees.
Additional Compensation That We, TCI and/or Our Affiliates Pay to Selected Selling Firms. TCI, may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.
In addition, TCI paid selling firms other special fees based on new sales and/or assets under management. During 2016, TCI had paid such fees to at least 61 broker-dealers and other financial intermediaries. Some of the more significant entities were:
BBVA Securities, Inc. • Bruderman Brothers, LLC • Cambridge Investment Research, Inc. •  CCO Investments •  Centarus Financial, Inc. • Cetera Advisor Networks LLC • Cetera Advisors LLC • Cetera Financial Specialists LLC • Cetera Investment Services LLC •  CFD Investments, Inc • Commonwealth Financial Network • Edward D. Jones & Co., L.P.• Equity Services, Inc. • Fifth Third Securities, Inc. • First Allied Holdings, Inc. • FSC Securities Corporation •  Geneos Wealth Management, Inc. • Girard Securities, Inc. • Hantz Financial Services, Inc. • Invest Financial Corporation • Investacorp, Inc. • Investment Centers of America, Inc. • Investors Capital Holding, Inc. • James T. Borello & Co, • Janney Montgomery Scott, LLC • JP Turner & Company • Key Investment Services, Inc. • Legend Equities Corporation • Lincoln Financial Advisors Corporation • Lincoln Financial Securities Corporation • LPL Financial, LLC. • M&T Securities Product Management • Merrill Lynch, Pierce, Fenner & Smith Inc. • MetLife Securities, Inc. • Morgan Stanley Smith Barney, Inc. • Mutual of Omaha Inv. Serv. • National Planning Corporation • NFP Securities Inc. • Park Avenue Securities, LLC • Raymond James & Associates, Inc. • Raymond James Financial Services, Inc. • Royal Alliance Associates, Inc. • SagePoint Financial, Inc. • Santander Securities LLC • Securian Financial Services, Inc. • Securities America, Inc. •  Sigma Financial Corporation • Signator Investors, Inc. • SII Investments, Inc. • Summit Financial Service Group, Inc. • SunTrust Investment Services • The Huntington Investment Company • Transamerica Financial Advisors, Inc. • UBS Financial Services • US Bancorp Investments, Inc. • VOYA Financial Partners, LLC • VSR Financial Services, Inc. • Wells Fargo Advisors Financial Network, LLC • Wells Fargo Advisors, LLC • Wells Fargo Investments LLC • Woodbury Financial
For the calendar year ended December 31, 2016 TCI paid approximately $25,000,000 to various brokers and other financial intermediaries in connection with revenue sharing arrangements.
No specific charge is assessed directly to owners or the separate account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Glossary of Terms
The Policy - General Provisions
Certain Federal Income Tax Consequences
Investment Experience
Performance
Historical Performance Data
Published Ratings
State Regulation of Transamerica Life Insurance Company
Administration
Records and Reports
Distribution of the Policies
Voting Rights
Other Products
Custody of Assets
Independent Registered Public Accounting Firm
Other Information
Financial Statements
Appendix - Condensed Financial Information

APPENDIX
UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS
The following is a list of current underlying fund portfolios available under the policy, which are subject to change as discussed in this Prospectus. Please Note: The Company reserves the right to change investment choices made by purchasers of the Living Benefits Rider and Retirement Income Choice® 1.2 Rider (if the Open Allocation option is elected) as we deem necessary to support the guarantees under these riders.
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
AB VARIABLE PRODUCTS SERIES FUND, INC.
AB Balanced Wealth Strategy Portfolio - Class B	AB Balanced Wealth Strategy Portfolio - Class B	AllianceBernstein L.P.
Investment Objective: Maximize total return consistent with the Adviser's determination of reasonable risk.
AB Growth and Income Portfolio – Class B	AB Growth and Income Portfolio – Class B	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AMERICAN FUNDS INSURANCE SERIES® TRUST
American Funds - Asset Allocation FundSM - Class 2	American Funds - Asset Allocation FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: High total return (including income and capital gains) consistent with preservation of capital over the long term.
American Funds - Bond FundSM - Class 2	American Funds - Bond FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: To provide as high a level of current income as is consistent with the preservation of capital.
American Funds - Growth FundSM - Class 2	American Funds - Growth FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: Growth of capital.
American Funds - Growth-Income FundSM - Class 2	American Funds - Growth-Income FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: Long-term growth of capital and income.
American Funds - International FundSM - Class 2	American Funds - International FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: Long-term growth of capital.
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity ® VIP Balanced Portfolio - Service Class 2	Fidelity ® VIP Balanced Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Seeks income and capital growth consistent with reasonable risk.
Fidelity ® VIP Contrafund® Portfolio – Service Class 2	Fidelity ® VIP Contrafund® Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Long term capital appreciation.
Fidelity ® VIP Mid Cap Portfolio – Service Class 2	Fidelity ® VIP Mid Cap Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Long-term growth of capital.
Fidelity ® VIP Value Strategies Portfolio – Service Class 2	Fidelity ® VIP Value Strategies Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Capital appreciation.
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.
State Street Total Return V.I.S. Fund - Class 3	State Street Total Return V.I.S. Fund - Class 3	SSGA Funds Management, Inc.
Investment Objective: Seeks the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.
TRANSAMERICA SERIES TRUST*(2)
TA AB Dynamic Allocation - Service Class	Transamerica AB Dynamic Allocation VP - Service Class	Alliance Bernstein L.P.
Investment Objective: Capital appreciation and current income.
TA Aegon Government Money Market - Service Class(3)	Transamerica Aegon Government Money Market VP – Service Class(3)	Aegon USA Investment Management, LLC
Investment Objective: Maximum current income from money market securities consistent with liquidity and preservation of capital.
TA Aegon High Yield Bond - Service Class	Transamerica Aegon High Yield Bond VP – Service Class	Aegon USA Investment Management, LLC
Investment Objective: High level of current income by investing in high-yield debt securities.
TA Aegon U.S. Government Securities - Service Class	Transamerica Aegon U.S. Government Securities VP – Service Class	Aegon USA Investment Management, LLC
Investment Objective: High level of total return as is consistent with prudent investment strategies.
TA American Funds Managed Risk - Balanced - Service Class	Transamerica American Funds Managed Risk VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA Asset Allocation - Conservative - Service Class	Transamerica Asset Allocation - Conservative VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth - Service Class	Transamerica Asset Allocation - Growth VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Long-term capital appreciation.
TA Asset Allocation - Moderate Growth - Service Class	Transamerica Asset Allocation - Moderate Growth VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Asset Allocation - Moderate - Service Class	Transamerica Asset Allocation - Moderate VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Capital appreciation and current income.
TA Barrow Hanley Dividend Focused - Service Class	Transamerica Barrow Hanley Dividend Focused VP – Service Class	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Long-term capital growth.
TA BlackRock Equity Smart Beta 100 - Service Class	Transamerica BlackRock Equity Smart Beta 100 VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term capital appreciation.
TA BlackRock Global Allocation - Service Class	Transamerica BlackRock Global Allocation VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: High total investment return. Total investment return is the combination of capital appreciation and investment income.
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class	Transamerica BlackRock Global Allocation Managed Risk - Balanced VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.
TA BlackRock Global Allocation Managed Risk - Growth - Service Class	Transamerica BlackRock Global Allocation Managed Risk - Growth VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.
TA BlackRock Smart Beta 50 - Service Class	Transamerica BlackRock Smart Beta 50 VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term capital appreciation and capital preservation.
TA BlackRock Smart Beta 75 - Service Class	Transamerica BlackRock Smart Beta 75 VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term capital appreciation with capital preservation as a secondary objective.
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class	BlackRock Financial Management, Inc.
Investment Objective: Capital appreciation with current income as secondary objective.
TA Clarion Global Real Estate Securities - Service Class	Transamerica Clarion Global Real Estate Securities VP – Service Class	CBRE Clarion Securities, LLC
Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
TA International Equity Index - Service Class(4)	Transamerica International Equity Index VP - Service Class(4)	SSGA Funds Management, Inc.(4)
Investment Objective: Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.
TA International Moderate Growth - Service Class	Transamerica International Moderate Growth VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Capital appreciation with current income as a secondary objective.
TA JPMorgan Core Bond - Service Class	Transamerica JPMorgan Core Bond VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Total return, consisting of current income and capital appreciation.
TA JPMorgan Enhanced Index - Service Class	Transamerica JPMorgan Enhanced Index VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Earn a total return modestly in excess of the total return performance of the Standard & Poor's 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.
TA JPMorgan Mid Cap Value - Service Class	Transamerica JPMorgan Mid Cap Value VP–Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Growth from capital appreciation.

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA JPMorgan Tactical Allocation - Service Class	Transamerica JPMorgan Tactical Allocation VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP–Service Class	Janus Capital Management LLC
Investment Objective: Long-term capital growth, consistent with preservation of capital and balanced by current income.
TA Janus Mid-Cap Growth - Service Class	Transamerica Janus Mid-Cap Growth VP – Service Class	Janus Capital Management LLC
Investment Objective: Capital appreciation.
TA Jennison Growth - Service Class	Transamerica Jennison Growth VP– Service Class	Jennison Associates LLC
Investment Objective: Long-term growth of capital.
TA Legg Mason Dynamic Allocation - Balanced - Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP - Service Class	QS Investors, LLC
Investment Objective: Seeks capital appreciation and income.
TA Legg Mason Dynamic Allocation - Growth - Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP - Service Class	QS Investors, LLC
Investment Objective: Seeks capital appreciation and income.
TA Madison Diversified Income - Service Class(5)	Transamerica Madison Diversified Income VP - Service Class(5)	Madison Asset Management. LLC(5)
Investment Objective: High total return through the combination of income and capital appreciation.
TA MFS International Equity - Service Class	Transamerica MFS International Equity VP – Service Class	MFS ® Investment Management
Investment Objective: Capital growth.
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Balance capital appreciation and income.
TA Managed Risk - Conservative ETF - Service Class	Transamerica Managed Risk - Conservative ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Current income and preservation of capital.
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA Market Participation Strategy - Service Class	Transamerica Market Participation Strategy VP - Service Class	Quantitative Management Associates LLC
Investment Objective: Seeks capital appreciation.
TA Morgan Stanley Capital Growth - Service Class	Transamerica Morgan Stanley Capital Growth VP – Service Class	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.
TA Multi-Managed Balanced - Service Class	Transamerica Multi-Managed Balanced VP – Service Class	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical–Balanced VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical–Conservative VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical–Growth VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Total Return - Service Class	Transamerica PIMCO Total Return VP – Service Class	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA PineBridge Inflation Opportunities- Service Class	Transamerica PineBridge Inflation Opportunities VP - Service Class	PineBridge Investments LLC
Investment Objective: Maximum real return consistent with preservation of real capital and prudent investment management.
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class	QS Investors, LLC
Investment Objective: Current income and preservation of capital.

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class	QS Investors, LLC
Investment Objective: Capital appreciation with current income as secondary objective.
TA QS Investors Active Asset Allocation - Moderate - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate VP - Service Class	QS Investors, LLC
Investment Objective: Capital appreciation and current income.
TA Small Mid Cap Value - Service Class	Transamerica Small/Mid Cap Value VP – Service Class	Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap - Service Class	Transamerica T. Rowe Price Small Cap VP – Service Class	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA Torray Concentrated Growth - Service Class	Transamerica Torray Concentrated Growth VP – Service Class	Torray, LLC
Investment Objective: High total return.
TA TS&W International Equity - Service Class	Transamerica TS&W International Equity VP – Service Class	Thompson, Siegel & Walmsley LLC
Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
TA U.S. Equity Index - Service Class(6)	Transamerica U.S. Equity Index VP - Service Class(6)	SSGA Funds Management, Inc.(6)
Investment Objective: Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.
TA WMC US Growth - Service Class	Transamerica WMC US Growth VP – Service Class	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.
(1)	Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.
(2)	Transamerica Series Trust - Service Class - As of May 1, 2003, new policyholders may only invest in the Service Class subaccounts. The Initial Class subaccounts are only available to policyholders that purchased the policy before May 1, 2003.
(3)	There can be no assurance that the Transamerica Aegon Government Money Market VP - Service Class portfolio will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of policy charges, the yield on the TA Aegon Government Money Market - Service Class subaccount may become extremely low and possibly negative.
(4)	Effective on or about May 1, 2017, Transamerica International Equity Index VP subadvised by SSGA Funds Management, Inc. will be added.
(5)	This subaccount will become available on or about June 1, 2017.
(6)	Effective on or about May 1, 2017, Transamerica International Equity Index VP subadvised by SSGA Funds Management, Inc. will be added.
* All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the subadvisers unless otherwise indicated.
Certain subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any subaccount at any time. In some cases, a subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a subaccount, please contact your financial intermediary or our Administrative Office.

CLOSED INVESTMENT OPTIONS:
The following subaccounts are only available to owners that held an investment in those subaccounts on May 1, 2002. However, if any such owner surrenders all of his or her money from these subaccounts after May 1, 2002, that owner may not reinvest in those subaccounts.
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	Fidelity VIP Growth Opportunities Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Capital growth.
JANUS ASPEN SERIES
Janus Aspen - Perkins Mid Cap Value Portfolio - Service Shares	Janus Aspen - Perkins Mid Cap Value Portfolio - Service Shares	Janus Capital Management LLC
Investment Objective: Capital appreciation.
The following subaccount is only available to owners that held an investment in this subaccount on July 1, 2002. However, if any such owner surrenders all of his or her money from this subaccount after July 1, 2002, that owner may not reinvest in this subaccount.
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TRANSAMERICA SERIES TRUST
TA Small/Mid Cap Value - Initial Class	Transamerica Small/Mid Cap Value VP - Initial Class	Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC
Investment Objective: Maximize total return.
The following subaccounts are only available to owners that held an investment in these subaccounts on December 12, 2011. However, if any such owner surrenders all of his or her money from these subaccounts after December 12, 2011, that owner may not reinvest in those subaccounts.
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. Value Opportunities Fund – Series II Shares	Invesco V.I. Value Opportunities Fund – Series II Shares	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
Invesco V.I. American Franchise Fund – Series II Shares	Invesco V.I. American Franchise Fund – Series II Shares	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
AB VARIABLE PRODUCTS SERIES FUND, INC.
AB Large Cap Growth Portfolio – Class B	AB Large Cap Growth Portfolio – Class B	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Reasonable income with a potential for capital appreciation.
Fidelity VIP Growth Portfolio – Service Class 2	Fidelity VIP Growth Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Capital appreciation.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual Advisers, LLC
Investment Objective: Capital appreciation with income as secondary goal.
JANUS ASPEN SERIES
Janus Aspen – Enterprise Portfolio – Service Shares	Janus Aspen – Enterprise Portfolio – Service Shares	Janus Capital Management LLC
Investment Objective: Long-term growth of capital.
Janus Aspen – Global Research Portfolio – Service Shares	Janus Aspen – Global Research Portfolio – Service Shares	Janus Capital Management LLC
Investment Objective: Long-term growth of capital.
MFS ® VARIABLE INSURANCE TRUST
MFS ® Total Return Series – Service Class	MFS ® Total Return Series – Service Class	MFS ® Investment Management
Investment Objective: Total Return.

Effective open of business on September 17, 2012, the following subaccounts are closed to new investments.
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund - Class 2	Franklin Advisers, Inc.
Investment Objective: Maximize income while maintaining prospects for capital appreciation.
Templeton Foreign VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2	Templeton Investment Counsel LLC
Investment Objective: Long term capital growth.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Founding Funds Allocation VIP Fund - Class 4	Franklin Founding Funds Allocation VIP Fund - Class 4	Franklin Templeton Services, LLC
Investment Objective: Capital appreciation with a secondary goal of income.
MFS ® VARIABLE INSURANCE TRUST
MFS ® New Discovery Series – Service Class	MFS ® New Discovery Series – Service Class	MFS ® Investment Management
Investment Objective: Capital appreciation.

APPENDIX
Designated Investment Options
The table below identifies the Designated Investment Options available for use with the Guaranteed Minimum Death Benefits and our Guaranteed Lifetime Withdrawal Benefits.
	Double Enhanced Death Benefit(1)	Retirement Income Max® Rider	Retirement Income Max® Rider	Retirement Income Max® Rider	Retirement Income Choice® 1.6 Rider Designated Allocation Groups
Funds		Before 12/12/11	12/12/11 to 11/9/14	11/10/14 and After	A	B	C
AB Balanced Wealth Strategy Portfolio - Class B	√
American Funds - Asset Allocation FundSM - Class 2	√
American Funds - Bond FundSM - Class 2	√	√	√	√			√
Fidelity ® VIP Balanced Portfolio - Service Class 2	√
State Street Total Return V.I.S. Fund - Class 3	√
TA AB Dynamic Allocation - Service Class	√	√					√
TA Aegon Government Money Market - Service Class	√	√	√	√			√
TA Aegon U.S. Government Securities - Service Class	√	√	√	√			√
TA American Funds Managed Risk - Balanced - Service Class(2)		√	√			√
TA Asset Allocation - Conservative - Service Class(2)	√	√	√	√			√
TA Asset Allocation - Moderate Growth - Service Class(2)	√				√
TA Asset Allocation - Moderate - Service Class(2)	√	√	√			√
TA BlackRock Equity Smart Beta 100 - Service Class
TA BlackRock Global Allocation - Service Class					√
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class(2)	√					√
TA BlackRock Global Allocation Managed Risk - Growth - Service Class(2)	√	√	√		√
TA BlackRock Smart Beta 50 - Service Class					√
TA BlackRock Smart Beta 75 - Service Class
TA BlackRock Tactical Allocation - Service Class(2)						√
TA International Equity Index - Service Class	√
TA International Moderate Growth - Service Class(2)	√				√
TA JPMorgan Core Bond - Service Class		√	√	√			√
TA JPMorgan Tactical Allocation - Service Class		√	√	√			√
TA Janus Balanced - Service Class					√
TA Legg Mason Dynamic Allocation - Balanced - Service Class(2)		√	√	√		√
TA Legg Mason Dynamic Allocation - Growth - Service Class(2)					√
TA Managed Risk - Conservative ETF - Service Class(2)	√	√	√	√			√
TA Managed Risk - Balanced ETF - Service Class(2)	√	√	√	√		√
TA Managed Risk - Growth ETF - Service Class(2)	√				√
TA Market Participation Strategy - Service Class		√	√			√
TA Multi-Managed Balanced - Service Class	√				√
TA PIMCO Tactical - Balanced - Service Class(2)			√			√
TA PIMCO Tactical - Conservative - Service Class(2)			√	√			√
TA PIMCO Tactical - Growth - Service Class(2)					√
TA PIMCO Total Return - Service Class	√	√	√	√			√

Designated Investment Options — (Continued)
	Double Enhanced Death Benefit(1)	Retirement Income Max® Rider	Retirement Income Max® Rider	Retirement Income Max® Rider	Retirement Income Choice® 1.6 Rider Designated Allocation Groups
Funds		Before 12/12/11	12/12/11 to 11/9/14	11/10/14 and After	A	B	C
TA PineBridge Inflation Opportunities- Service Class		√	√	√			√
TA QS Investors Active Asset Allocation - Conservative - Service Class(2)	√	√	√	√			√
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class(2)					√
TA QS Investors Active Asset Allocation - Moderate - Service Class(2)		√	√	√		√
TA U.S. Equity Index - Service Class	√
Fixed Account	√	√	√	√			√
(1)	The Double Enhanced Death Benefit is no longer available on new policies.
(2)	This subaccount invests in an underlying fund that utilized a volatility management strategy as part of its investment objective and/or principal investment strategy. See “Investment Restrictions” earlier in the prospectus for information on how volatility management strategies may impact your policy value in certain optional riders.
Certain designated investment options may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any designated investment option at any time. In some cases, a designated investment option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a designated investment option, please contact your financial intermediary or our Administrative Office.

APPENDIX
CONDENSED FINANCIAL INFORMATION
The following tables list the accumulation unit value information for accumulation units outstanding for policies with the highest total separate account expenses and policies with the lowest total separate account expenses (including any applicable fund facilitation fees) available on December 31, 2016. Should the total separate account expense applicable to your policy fall between the highest and lowest charges, AND you wish to see a copy of the Condensed Financial Information applicable to your policy, such information is contained in the SAI. You can obtain a copy of the SAI FREE OF CHARGE by contacting us at:
Calling:	(800) 525-6205
Writing:	Transamerica Life Insurance Company 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001

Separate Account Expense 2.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.614417 $1.634444 $1.564866 $1.380167 $1.248542 $1.320670 $1.227904 $1.011815 $1.000000	$1.644337 $1.614417 $1.634444 $1.564866 $1.380167 $1.248542 $1.320670 $1.227904 $1.011815	0.000 0.000 0.000 0.000 0.000 0.000 41,033.365 59,166.767 0.000
American Funds - Asset Allocation FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.506817 $1.525412 $1.485671 $1.232947 $1.089402 $1.103903 $1.007176 $0.989759	$1.606169 $1.506817 $1.525412 $1.485671 $1.232947 $1.089402 $1.103903 $1.007176	799,588.505 389,526.734 389,552.362 387,843.469 58,640.577 58,640.577 58,640.577 0.000
American Funds - Bond FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.043158 $1.067877 $1.041223 $1.092401 $1.064318 $1.029604 $0.992900 $1.000880	$1.046225 $1.043158 $1.067877 $1.041223 $1.092401 $1.064318 $1.029604 $0.992900	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.332615 $1.359041 $1.264314 $1.084833 $0.967124 $1.029180 $0.894518 $0.661888 $1.000000	$1.392970 $1.332615 $1.359041 $1.264314 $1.084833 $0.967124 $1.029180 $0.894518 $0.661888	61,779.564 65,664.006 70,092.051 70,479.686 202,444.668 205,680.432 205,267.207 210,572.384 0.000
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.609895 $1.759972 $1.755684 $1.455001 $1.295080 $1.349963 $1.255171 $0.989162 $1.000000	$1.773699 $1.609895 $1.759972 $1.755684 $1.455001 $1.295080 $1.349963 $1.255171 $0.989162	47,302.106 97,180.971 100,571.345 100,868.146 101,166.584 101,026.914 103,889.394 56,305.886 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
State Street Total Return V.I.S. Fund - Class 3(2)(4) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.218830 $1.266926 $1.236507 $1.106082 $1.010614 $1.069482 $1.002820 $0.988791	$1.260872 $1.218830 $1.266926 $1.236507 $1.106082 $1.010614 $1.069482 $1.002820	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA AB Dynamic Allocation - Service Class Subaccount inception date August 16, 2010	2016 2015 2014 2013 2012 2011 2010	$1.123215 $1.154451 $1.121513 $1.073911 $1.039059 $1.046001 $1.000000	$1.119325 $1.123215 $1.154451 $1.121513 $1.073911 $1.039059 $1.046001	293,016.475 359,769.129 370,832.746 362,875.856 293,863.840 293,537.488 0.000
TA Aegon Government Money Market - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.847787 $0.867669 $0.888003 $0.908831 $0.930268 $0.952007 $0.974345 $0.997130 $1.000000	$0.828405 $0.847787 $0.867669 $0.888003 $0.908831 $0.930268 $0.952007 $0.974345 $0.997130	0.000 0.000 0.000 0.000 26,492.733 26,492.733 0.000 410,140.730 499,848.546
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.083473 $1.110882 $1.088842 $1.142855 $1.115588 $1.064206 $1.045079 $1.026549 $1.000000	$1.060140 $1.083473 $1.110882 $1.088842 $1.142855 $1.115588 $1.064206 $1.045079 $1.026549	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 24,796.039
TA American Funds Managed Risk - Balanced - Service Class Subaccount Inception Date May 1, 2015	2016 2015	$9.471099 $9.999364	$9.847469 $9.471099	0.000 0.000
TA Asset Allocation - Conservative - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.090079 $1.140157 $1.144636 $1.073904 $1.025483 $1.025360 $0.965395 $0.791064 $1.000000	$1.110956 $1.090079 $1.140157 $1.144636 $1.073904 $1.025483 $1.025360 $0.965395 $0.791064	0.000 0.000 0.000 0.000 0.000 0.000 4,809.495 36,603.301 25,794.608
TA Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.117502 $1.173321 $1.172206 $1.007823 $0.934669 $0.978872 $0.891308 $0.713422 $1.000000	$1.160197 $1.117502 $1.173321 $1.172206 $1.007823 $0.934669 $0.978872 $0.891308 $0.713422	376,502.611 946,523.335 965,772.670 1,019,810.071 1,583,842.522 1,341,822.739 1,416,892.900 1,603,360.459 1,125,198.796

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.115864 $1.171102 $1.168144 $1.055865 $0.990560 $1.010826 $0.939349 $0.761839 $1.000000	$1.147628 $1.115864 $1.171102 $1.168144 $1.055865 $0.990560 $1.010826 $0.939349 $0.761839	1,452,781.022 1,515,286.381 1,545,023.100 1,612,811.792 1,644,338.959 1,825,026.386 2,234,645.865 2,310,531.733 404,624.442
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998096	$10.398949	10,621.054
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount inception Date November 10, 2014	2016 2015 2014	$9.337549 $9.895908 $9.998091	$9.157586 $9.337549 $9.895908	0.000 0.000 0.000
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception Date November 10, 2014	2016 2015 2014	$9.142777 $9.856044 $9.998091	$8.916522 $9.142777 $9.856044	0.000 0.000 0.000
TA BlackRock Smart Beta 50 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998096	$10.084658	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998096	$10.153414	0.000
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.941073 $0.981709 $1.012772 $0.921691 $0.838772 $0.928410 $0.861942 $0.682134 $1.000000	$0.929429 $0.941073 $0.981709 $1.012772 $0.921691 $0.838772 $0.928410 $0.861942 $0.682134	829,486.351 834,186.137 829,951.851 839,693.780 855,573.892 861,839.394 940,227.247 908,777.419 462,486.792
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.122156 $1.169226 $1.144631 $1.051338 $0.992803 $1.001395 $0.925927 $0.813250 $1.000000	$1.137602 $1.122156 $1.169226 $1.144631 $1.051338 $0.992803 $1.001395 $0.925927 $0.813250	328,828.584 328,828.584 328,828.584 284,663.303 109,564.307 109,564.307 109,564.307 109,564.307 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.172871 $1.208744 $1.175534 $1.119538 $1.074850 $1.066205 $0.997267 $0.999936	$1.192723 $1.172871 $1.208744 $1.175534 $1.119538 $1.074850 $1.066205 $0.997267	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.115871 $1.183702 $1.165252 $1.004059 $0.921315 $0.953742 $0.863815 $0.717740 $1.000000	$1.141214 $1.115871 $1.183702 $1.165252 $1.004059 $0.921315 $0.953742 $0.863815 $0.717740	24,354.034 91,028.494 91,193.713 91,359.743 25,021.955 25,197.772 85,954.038 112,931.656 25,744.346

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.468431 $1.503890 $1.392992 $1.210752 $1.102657 $1.087704 $0.898631 $0.730313 $1.000000	$1.544377 $1.468431 $1.503890 $1.392992 $1.210752 $1.102657 $1.087704 $0.898631 $0.730313	195,802.355 159,847.672 152,896.261 152,896.261 152,896.261 152,896.261 65,681.892 0.000 0.000
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.115652 $1.135989 $1.114335 $1.172955 $1.118738 $1.080675 $1.034332 $0.914573 $1.000000	$1.117072 $1.115652 $1.135989 $1.114335 $1.172955 $1.118738 $1.080675 $1.034332 $0.914573	9,639.690 9,659.925 19,368.653 22,333.800 80,217.738 80,939.985 126,132.538 191,381.210 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date December 9, 2011	2016 2015 2014 2013 2012 2011	$1.058820 $1.109906 $1.096450 $1.048106 $1.004754 $1.000000	$1.061970 $1.058820 $1.109906 $1.096450 $1.048106 $1.004754	0.000 0.000 0.000 0.000 0.000 0.000

Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Growth and Income Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.347329 $1.344985 $1.246032 $0.937350 $0.809530 $0.772719 $0.693596 $0.583523 $0.996279 $1.000000	$1.478057 $1.347329 $1.344985 $1.246032 $0.937350 $0.809530 $0.772719 $0.693596 $0.583523 $0.996279	232,580.767 204,465.652 227,154.048 398,651.220 245,596.460 116,716.158 0.000 0.000 0.000 0.000
AB Large Cap Growth Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.731439 $1.581423 $1.406532 $1.039502 $0.901922 $0.948778 $0.874638 $0.645899 $1.086768 $1.000000	$1.750390 $1.731439 $1.581423 $1.406532 $1.039502 $0.901922 $0.948778 $0.874638 $0.645899 $1.086768	57,948.686 134,699.499 168,233.966 190,420.061 96,222.498 42,759.847 0.000 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.507690 $1.520220 $1.378555 $1.065865 $0.929265 $0.967811 $0.838051 $0.626367 $1.106693 $1.000000	$1.604238 $1.507690 $1.520220 $1.378555 $1.065865 $0.929265 $0.967811 $0.838051 $0.626367 $1.106693	811,938.877 898,964.145 1,211,381.391 1,408,884.294 1,220,624.739 486,545.056 343,173.154 38,114.885 58,886.927 26,292.375

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.143874 $1.209440 $1.128841 $0.894141 $0.773462 $0.778011 $0.685479 $0.534361 $0.946121 $1.000000	$1.329867 $1.143874 $1.209440 $1.128841 $0.894141 $0.773462 $0.778011 $0.685479 $0.534361 $0.946121	224,433.391 234,996.621 318,350.315 331,935.606 390,176.309 206,490.300 27,256.759 19,540.326 0.000 0.000
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.615851 $1.553069 $1.404658 $1.034030 $0.877468 $0.871262 $0.714448 $0.497297 $1.122406 $1.000000	$1.596964 $1.615851 $1.553069 $1.404658 $1.034030 $0.877468 $0.871262 $0.714448 $0.497297 $1.122406	2,473.998 16,885.556 21,083.829 22,738.592 7,051.116 9,839.333 140.226 140.226 140.226 0.000
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.657841 $1.570155 $1.432065 $1.066148 $0.943638 $0.955719 $0.781239 $0.618145 $1.187869 $1.000000	$1.646430 $1.657841 $1.570155 $1.432065 $1.066148 $0.943638 $0.955719 $0.781239 $0.618145 $1.187869	39,633.242 65,534.113 66,419.884 98,081.136 131,753.377 136,731.030 87,262.768 188,675.400 78,699.092 0.000
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.513097 $1.557376 $1.487145 $1.108212 $0.979502 $1.112453 $0.876053 $0.634696 $1.064131 $1.000000	$1.672660 $1.513097 $1.557376 $1.487145 $1.108212 $0.979502 $1.112453 $0.876053 $0.634696 $1.064131	556,484.050 594,849.981 652,139.549 746,311.404 480,251.939 389,585.856 239,743.542 130,784.396 95,843.655 0.000
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.262875 $1.320802 $1.255537 $0.976472 $0.778143 $0.866127 $0.694130 $0.447216 $0.929567 $1.000000	$1.362987 $1.262875 $1.320802 $1.255537 $0.976472 $0.778143 $0.866127 $0.694130 $0.447216 $0.929567	401,945.029 482,719.362 278,084.813 316,437.662 69,069.817 65,411.545 154,721.505 321,966.434 145,251.507 0.000
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.207682 $1.315580 $1.273260 $1.131434 $1.016968 $1.005682 $0.903723 $0.674813 $0.971353 $1.000000	$1.360078 $1.207682 $1.315580 $1.273260 $1.131434 $1.016968 $1.005682 $0.903723 $0.674813 $0.971353	199,258.524 307,069.943 588,127.870 612,626.793 293,506.488 13,684.532 11,327.376 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Franklin Mutual Shares VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.137625 $1.211658 $1.145233 $0.904048 $0.801269 $0.819803 $0.746489 $0.599635 $0.965403 $1.000000	$1.304040 $1.137625 $1.211658 $1.145233 $0.904048 $0.801269 $0.819803 $0.746489 $0.599635 $0.9655403	12,746.763 37,915.064 160,059.428 291,182.291 334,813.876 247,806.075 138,451.656 0.000 0.000 0.000
Invesco V.I. American Franchise Fund – Series II Shares Subaccount Inception Date April 27, 2012	2016 2015 2014 2013 2012	$1.472636 $1.423414 $1.332374 $0.964999 $1.000000	$1.483857 $1.472636 $1.423414 $1.332374 $0.964999	0.000 0.000 0.000 15,236.121 0.000
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.947085 $1.073289 $1.021476 $0.776039 $0.667878 $0.699985 $0.662709 $0.454172 $0.956149 $1.000000	$1.103077 $0.947085 $1.073289 $1.021476 $0.776039 $0.667878 $0.699985 $0.662709 $0.454172 $0.956149	74,535.895 160,409.828 167,919.392 173,748.598 46,421.376 6,730.038 6,730.038 6,730.038 6,730.038 0.000
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.781221 $1.738015 $1.567806 $1.202220 $1.040555 $1.071240 $0.864100 $0.605702 $1.092409 $1.000000	$1.972232 $1.781221 $1.738015 $1.567806 $1.202220 $1.040555 $1.071240 $0.864100 $0.605702 $1.092409	41,483.148 42,333.806 43,158.125 45,680.349 27,931.504 26,837.333 5,092.875 5,092.875 5,092.875 0.000
Janus Aspen – Global Research Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.093519 $1.135959 $1.073093 $0.848319 $0.716654 $0.843596 $0.739380 $0.544832 $0.999557 $1.000000	$1.099689 $1.093519 $1.135959 $1.073093 $0.848319 $0.716654 $0.843596 $0.739380 $0.544832 $0.999557	99,925.437 112,384.865 169,013.082 182,079.955 177,227.185 60,612.123 58,537.270 67,651.539 0.000 0.000
Janus Aspen - Perkins Mid Cap Value Portfolio - Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.397112 $1.468778 $1.371406 $1.103689 $1.008706 $1.052671 $0.923874 $0.703750 $0.988260 $1.000000	$1.638813 $1.397112 $1.468778 $1.371406 $1.103689 $1.008706 $1.052671 $0.923874 $0.703750 $0.988260	10,927.105 25,440.580 25,312.390 24,898.736 8,810.236 5,377.467 1,885.477 1,889.194 1,893.494 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
MFS ® New Discovery Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 011 2010 2009 2008 2007	$1.584894 $1.639891 $1.794909 $1.286900 $1.077817 $1.219205 $0.908059 $0.564330 $0.944800 $1.000000	$1.703122 $1.584894 $1.639891 $1.794909 $1.286900 $1.077817 $1.219205 $0.908059 $0.564330 $0.944800	22,959.361 42,945.728 63,472.409 64,586.692 67,561.720 65,247.208 12,336.796 22,342.919 1,662.215 0.000
MFS ® Total Return Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.283525 $1.307135 $1.222769 $1.042673 $0.951717 $0.948559 $0.876023 $0.753440 $0.982111 $1.000000	$1.379485 $1.283525 $1.307135 $1.222769 $1.042673 $0.951717 $0.948559 $0.876023 $0.753440 $0.982111	162,540.945 237,137.575 286,487.298 341,219.788 172,886.386 87,248.586 53,895.854 48,063.575 36,892.965 0.000
Templeton Foreign VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.926525 $1.003248 $1.143036 $0.941134 $0.805995 $0.913165 $0.852876 $0.630121 $1.070130 $1.000000	$0.980781 $0.926525 $1.003248 $1.143036 $0.941134 $0.805995 $0.913165 $0.852876 $0.630121 $1.070130	3,639.689 4,121.811 29,425.062 34,051.788 21,544.514 21,646.850 3,864.024 3,868.450 3,873.326 0.000
TA AB Dynamic Allocation - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.150160 $1.165415 $1.117826 $1.055945 $1.007344 $1.001737 $0.928044 $0.715652 $1.147892 $1.000000	$1.161268 $1.150160 $1.165415 $1.117826 $1.055945 $1.007344 $1.001737 $0.928044 $0.715652 $1.147892	116,067.962 56,308.999 74,974.659 95,020.908 72,904.601 16,385.469 10,304.467 0.000 0.000 0.000
TA Aegon Government Money Market - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.951144 $0.962963 $0.974981 $0.987067 $0.999469 $1.011863 $1.024461 $1.035943 $1.024409 $1.000000	$0.939477 $0.951144 $0.962963 $0.974981 $0.987067 $0.999469 $1.011863 $1.024461 $1.035943 $1.024409	901,939.773 461,345.658 346,532.142 491,937.771 601,488.155 428,457.385 278,846.615 175,700.728 180,892.971 0.000
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.419849 $1.500974 $1.461605 $1.388301 $1.197712 $1.157441 $1.042268 $0.716731 $0.970205 $1.000000	$1.617500 $1.419849 $1.500974 $1.461605 $1.388301 $1.197712 $1.157441 $1.042268 $0.716731 $0.970205	713,953.747 691,761.744 766,327.627 997,487.931 381,359.935 189,092.404 135,827.931 139,736.995 179,144.803 5,022

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.268813 $1.283410 $1.241648 $1.285914 $1.238381 $1.165195 $1.130004 $1.095199 $1.030008 $1.000000	$1.256951 $1.268813 $1.283410 $1.241648 $1.285914 $1.238381 $1.165195 $1.130004 $1.095199 $1.030008	380,834.464 503,520.277 565,227.715 579,135.836 467,563.581 335,211.033 280,082.228 179,774.086 268,176.283 0.000
PAM TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date November 3, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.242312 $1.260046 $1.221765 $1.268588 $1.224942 $1.155985 $1.123009 $1.091239 $1.028649 $1.000000	$1.228738 $1.242312 $1.260046 $1.221765 $1.268588 $1.224942 $1.155985 $1.123009 $1.091239 $1.028649	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.201756 $1.241063 $1.229666 $1.138414 $1.072688 $1.057969 $0.983355 $0.795090 $1.021416 $1.000000	$1.241832 $1.201756 $1.241063 $1.229666 $1.138414 $1.072688 $1.057969 $0.983355 $0.795090 $1.021416	1,102,751.851 1,296,881.772 1,488,590.907 1,820,908.175 1,166,344.786 446,770.513 163,608.614 287,379.543 29,044.891 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.123152 $1.159559 $1.142856 $0.912494 $0.820582 $0.878403 $0.773706 $0.603440 $1.012200 $1.000000	$1.176730 $1.123152 $1.159559 $1.142856 $0.912494 $0.820582 $0.878403 $0.773706 $0.603440 $1.012200	1,279,374.051 1,619,984.848 1,818,656.345 1,637,894.345 955,925.047 351,697.872 43,744.168 86,447.348 56,071.597 0.000
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.165208 $1.206727 $1.191174 $1.010255 $0.924533 $0.955289 $0.858024 $0.677869 $1.020832 $1.000000	$1.226201 $1.165208 $1.206727 $1.191174 $1.010255 $0.924533 $0.955289 $0.858024 $0.677869 $1.020832	2,251,311.910 2,274,712.037 2,457,748.600 3,041,164.193 819,379.846 374,519.297 103,718.704 25,322.940 11,234.727 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.208190 $1.251146 $1.232675 $1.099631 $1.017445 $1.024133 $0.939452 $0.752513 $1.029175 $1.000000	$1.259722 $1.208190 $1.251146 $1.232675 $1.099631 $1.017445 $1.024133 $0.939452 $0.752513 $1.029175	1,841,418.707 2,049,867.002 2,481,874.934 2,926,303.107 1,766,055.495 252,267.832 52,355.906 88,838.746 49,711.129 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.188106 $1.247819 $1.126343 $0.875601 $0.793567 $0.782085 $0.716970 $0.636826 $0.975360 $1.000000	$1.348495 $1.188106 $1.247819 $1.126343 $0.875601 $0.793567 $0.782085 $0.716970 $0.636826 $0.975360	2,436,104.541 2,671,686.656 3,203,431.614 3,300,525.957 2,837,981.045 2,594,401.526 2,624,342.547 498,832.746 7,078.250 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.394108 $1.413294 $1.361908 $1.227411 $1.129702 $1.102517 $1.003480 $0.993371	$1.444515 $1.394108 $1.413294 $1.361908 $1.227411 $1.129702 $1.102517 $1.003480	314,723.298 243,096.213 265,386.575 228,233.483 120,370.567 55,760.393 55,764.524 0.000
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.983238 $1.001553 $0.892950 $0.870207 $0.703489 $0.755619 $0.661431 $0.501961 $0.882088 $1.000000	$0.977201 $0.983238 $1.001553 $0.892950 $0.870207 $0.703489 $0.755619 $0.661431 $0.501961 $0.882088	396,909.545 484,751.776 557,657.230 490,892.607 193,414.619 142,105.338 103,545.037 111,925.268 87,241.772 9,551
TA International Moderate Growth - Service Class Subaccount inception date May 25, 2012	2016 2015 2014 2013 2012	$0.959986 $0.990669 $1.011022 $0.910209 $0.884528	$0.958376 $0.959986 $0.990669 $1.011022 $0.910209	122,832.201 114,104.751 181,535.801 190,145.172 99,123.849
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.574808 $1.678970 $1.699703 $1.236822 $1.148106 $1.246029 $0.942178 $0.594140 $1.120084 $1.000000	$1.523630 $1.574808 $1.678970 $1.699703 $1.236822 $1.148106 $1.246029 $0.942178 $0.594140 $1.120084	227,010.366 243,442.895 518,084.535 328,308.609 264,853.033 194,665.564 52,962.884 12,360.682 12,752.965 0.000
TA Jennison Growth - Initial Class Subaccount Inception Date November 20, 1996	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.868366 $1.698092 $1.563624 $1.149698 $1.005571 $1.024559 $0.924062 $0.663540 $1.066570 $1.000000	$1.814949 $1.868366 $1.698092 $1.563624 $1.149698 $1.005571 $1.024559 $0.924062 $0.663540 $1.066570	838,153.940 806,333.489 817,851.802 961,377.721 827,227.902 861,595.491 898,271.027 58,255.688 56,353.894 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 1997	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.462430 $1.481805 $1.313942 $1.003915 $0.873670 $0.878069 $0.771901 $0.603098 $0.974724 $1.000000	$1.608385 $1.462430 $1.481805 $1.313942 $1.003915 $0.873670 $0.878069 $0.771901 $0.603098 $0.974724	1,333,678.276 1,676,563.167 1,888,728.664 1,089,281.773 567,402.305 640,160.723 955,697.448 867,921.368 350,271.455 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.107180 $2.198113 $1.935504 $1.490639 $1.255336 $1.249382 $1.029949 $0.985165	$2.378375 $2.107180 $2.198113 $1.935504 $1.490639 $1.255336 $1.249382 $1.029949	155,069.802 142,133.684 125,514.417 106,245.661 58,014.574 5,549.972 1,787.372 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009	$1.288589 $1.328200 $1.286277 $1.168742 $1.091750 $1.089393 $0.996462 $0.991650	$1.320476 $1.288589 $1.328200 $1.286277 $1.168742 $1.091750 $1.089393 $0.996462	145,857.192 186,856.646 146,694.460 113,819.385 50,604.121 0.000 0.000 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.253074 $1.277519 $1.229059 $1.157932 $1.099705 $1.079160 $0.998540 $0.999966	$1.288081 $1.253074 $1.277519 $1.229059 $1.157932 $1.099705 $1.079160 $0.998540	15,922.237 16,955.102 45,242.275 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009	$1.377915 $1.445955 $1.408111 $1.200284 $1.089474 $1.115713 $0.999658 $0.988780	$1.424493 $1.377915 $1.445955 $1.408111 $1.200284 $1.089474 $1.115713 $0.999658	337,407.641 206,243.558 202,945.613 30,724.346 29,717.899 0.000 0.000 0.000
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.066126 $1.078628 $1.151699 $0.987451 $0.818502 $0.921384 $0.844275 $0.644262 $1.008122 $1.000000	$1.053821 $1.066126 $1.078628 $1.151699 $0.987451 $0.818502 $0.921384 $0.844275 $0.644262 $1.008122	538,042.757 738,628.644 541,493.421 483,612.470 176,464.047 77,332.158 57,930.215 35,539.162 784.555 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.714198 $1.552605 $1.482984 $1.012826 $0.887550 $0.954020 $0.757969 $0.599986 $0.954687 $1.000000	$1.654765 $1.714198 $1.552605 $1.482984 $1.012826 $0.887550 $0.954020 $0.757969 $0.599986 $0.954687	270,922.635 282,967.398 611,191.698 535,470.415 376,559.102 330,831.888 217,574.431 117,397.925 117,423.314 0.000
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.581251 $1.597585 $1.459755 $1.251552 $1.125777 $1.095604 $0.893729 $0.716487 $1.073217 $1.000000	$1.684762 $1.581251 $1.597585 $1.459755 $1.251552 $1.125777 $1.095604 $0.893729 $0.716487 $1.073217	957,545.241 854,127.572 774,678.246 931,006.225 88,732.739 2,881.724 9,831.489 0.000 0.000 0.000
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.362384 $1.369953 $1.325138 $1.376763 $1.296205 $1.234951 $1.166474 $1.017843 $1.060211 $1.000000	$1.382103 $1.362384 $1.369953 $1.325138 $1.376763 $1.296205 $1.234951 $1.166474 $1.017843 $1.060211	869,170.277 1,322,487.894 1,797,824.057 2,129,240.709 1,402,992.753 1,074,149.051 944,465.364 488,196.617 179,905.021 0.000
TA Small/Mid Cap Value - Initial Class(5) Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.764922 $1.833040 $1.763794 $1.310052 $1.139747 $1.185467 $0.920358 $0.650679 $1.114169 $1.000000	$2.111458 $1.764922 $1.833040 $1.763794 $1.310052 $1.139747 $1.185467 $0.920358 $0.650679 $1.114169	664,444.166 707,565.381 740,257.261 837,846.581 920,470.277 960,827.653 1,083,400.299 925,908.280 817,966.099 51,065
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.043608 $2.019989 $1.919517 $1.348983 $1.180665 $1.175500 $0.885390 $0.646321 $1.026592 $1.000000	$2.244922 $2.043608 $2.019989 $1.919517 $1.348983 $1.180665 $1.175500 $0.885390 $0.646321 $1.026592	527,429.708 564,964.152 608,873.379 755,829.287 250,407.525 131,578.213 99,571.206 85,462.541 75,660.367 0.000
TA Torray Concentrated Growth - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.525401 $1.569159 $1.444409 $1.098759 $0.949844 $0.984005 $0.836016 $0.582120 $1.017707 $1.000000	$1.608134 $1.525401 $1.569159 $1.444409 $1.098759 $0.949844 $0.984005 $0.836016 $0.582120 $1.017707	1,066,700.754 1,207,238.356 1,510,793.969 1,623,364.593 1,565,442.596 965,909.051 694,822.922 625,211.959 275,627.709 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA TS&W International Equity - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.957331 $0.956707 $1.021633 $0.831892 $0.721488 $0.852323 $0.795520 $0.639849 $1.059192 $1.000000	$0.955733 $0.957331 $0.956707 $1.021633 $0.831892 $0.721488 $0.852323 $0.795520 $0.639849 $1.059192	745,587.425 787,669.611 791,783.208 834,055.648 813,009.224 761,714.012 741,595.095 761,038.355 607,184.790 0.000
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.425477 $1.350793 $1.230990 $0.940904 $0.841860 $0.885413 $0.760941 $0.596343 $1.118328 $1.000000	$1.447500 $1.425477 $1.350793 $1.230990 $0.940904 $0.841860 $0.885413 $0.760941 $0.596343 $1.118328	1,848,239.323 2,153,095.339 2,229,340.492 2,569,166.852 2,364,195.485 2,351,391.808 1,560,393.024 1,328,910.460 439,640.646 0.000
(1)	The beginning and ending AUV for this fund also reflects a 0.15% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(2)	The beginning and ending AUV for this fund also reflects a 0.20% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(3)	The beginning and ending AUV for this fund also reflects a 0.30% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(4)	Effective November 30, 2016, GE Investments Total Return Fund was renamed State Street Total Return V.I.S. Fund.
(5)	Effective December 5, 2016, TA Systematic Small/Mid Cap Value was renamed TA Small/Mid Cap Value.
The TA International Equity Index, TA Madison Diversified Income and TA U.S. Equity Index had not commenced operation as of December 31, 2016, therefore, comparable data is not available.

APPENDIX
POLICY VARIATIONS
The dates shown below are the approximate first issue dates of the various versions of the policy. These dates will vary by state in many cases. This Appendix describes certain of the more significant differences in features of the various versions of the policy. There may be additional variations. Please see your actual policy and any attachments for determining your specific coverage.
Approximate First Issue Date
Policy Form Number	AV212 101 75 1292	May 1993
	V829 & S831 (replacement pages)	January 1994
	AV265 101 89 396	June 1996
	AV339 101 101 497	July 1997
	AV400 101 107 198	May 1998
	AV864 101 165 103	November 2003
Policy Endorsement Form Number	AE872 395	May 1995
	AE900 396	June 1996
	AE957 497	July 1997

Product Feature	Transamerica Freedom 95 Form Number: AV212 101 75 1292	Transamerica Freedom 95 Form Number: AV212 101 75 1292, with V829 and S831 Replacement Pages AV212 101 75 395 SP Replacement Spec AE 872 395 Death Benefit Endorsement	Transamerica Freedom 96 Form Number: AV265 101 89 396 AE900 396
Guaranteed Minimum Death Benefit Option(s)	5% Annually Compounding or Annual Step-Up.	5% Annually Compounding or Annual Step-Up.	A. 5% Annually Compounding
B. Annual Step-Up
C. Return of Premium
Option A is available if Owner and Annuitant are both under age 75.
Option B is available if Owner and Annuitant are both under age 81.
Option C is available for issue ages 81-84.
Double Enhanced Death Benefit Designated Funds	N/A	N/A	N/A
Death Proceeds	Greater of:
1) the Policy Value on the date we receive due proof of death
2) the total premiums paid for this policy, less any partial surrenders made before death, accumulated at 5% interest per annum to the date we receive due proof of death.	Greater of:
1) the Policy Value on the date we receive due proof of death
		2) the total premiums paid for this policy, less any partial surrenders made before death, accumulated at 5% interest per annum to the date we receive due proof of death.	Greatest of: 1) Policy Value 2) Cash Value 3) Guaranteed Minimum Death Benefit
Mortality & Expense Risk Fee and Administrative Charge prior to Annuity Commencement Date	• 1.65% first 10 policy years • 0.25% less after first 10 policy years	• 1.65% first 10 policy years • 0.25% less after first 10 policy years	• 1.65% first 10 policy years • 0.25% less after first 10 policy years
Is Mortality & Expense Risk Fee and Administrative Charge different after the Annuity Commencement Date?	No	No	No
Fund Facilitation Fee	No	No	No
Guaranteed Period Options (available in the Fixed Account)	N/A	N/A	1, 3 and 5 year Guaranteed Periods available.
Distribution Financing Charge	N/A	Applicable	Applicable

POLICY VARIATIONS — (Continued)
Product Feature	Transamerica Freedom 95 Form Number: AV212 101 75 1292	Transamerica Freedom 95 Form Number: AV212 101 75 1292, with V829 and S831 Replacement Pages AV212 101 75 395 SP Replacement Spec AE 872 395 Death Benefit Endorsement	Transamerica Freedom 96 Form Number: AV265 101 89 396 AE900 396
Annual Contract Charge (Service Charge)	If policy value is: $0-$1750 = 2% $1751-$49999.99 = $35 +$49999.99 = $0 Assessed on each Policy Anniversary	If policy value is: $0-$1750 = 2% $1751-$49999.99 = $35 +$49999.99 = $0 Assessed on each Policy Anniversary	If policy value is: $0-$1750 = 2% $1751-$49999.99 = $35 +$49999.99 = $0 Assessed on each Policy Anniversary
Optional Riders	• Family Income Protector • Managed Annuity Program • 5 for LifeSM 2005	• Family Income Protector • Managed Annuity Program • 5 for LifeSM 2005	• Taxpayer 2003 • Taxpayer Plus 2 • Taxpayer • Family Income Protector • Managed Annuity Program • Managed Annuity Program II • Living Benefit Rider 2003 • Living Benefit Rider 2005 • 5 for LifeSM 2005
Excess Interest Adjustment	N/A	N/A	Yes
Asset Rebalancing Option	Yes	Yes	Yes
Dollar Cost Averaging Option	Yes (No fixed DCA Account)	Yes	Yes
Nursing Care and Terminal Condition Withdrawal Option	N/A	N/A	Yes (by Endorsement AE 900 396)
Unemployment Waiver	N/A	N/A	N/A

Product Feature	Transamerica Freedom 97 Form Number: AV339 101 101 497 AE957 497	Transamerica Freedom 98 Form Number: AV400 101 107 198 AE957 497	Transamerica Freedom 98 Form Number: AV400 101 107 198 RGMI 1 798
Guaranteed Minimum Death Benefit Option(s)	A. 5% Annually Compounding B. Annual Step-Up C. Return of Premium Option A is available if Owner and Annuitant are both under age 75. Option B is available if Owner and Annuitant are both under age 81.	A. 5% Annually Compounding
B. Double Enhanced
C. Return of Premium
Option A is available if Owner and Annuitant are both under age 75.
Option B is available if Owner and Annuitant are both under age 81.	A. 5% Annually Compounding
B. Double Enhanced
C. Return of Premium
Option A is available if Owner and Annuitant are both under age 75.
Option B is available if Owner and Annuitant are both under age 81.
Double Enhanced Death Benefit Designated Funds	N/A	N/A	N/A
Death Proceeds	Greatest of: 1) Policy Value 2) Cash Value 3) Guaranteed Minimum Death Benefit.	Greatest of: 1) Policy Value 2) Cash Value 3) Guaranteed Minimum Death Benefit.	Greatest of: 1) Policy Value 2) Cash Value 3) Guaranteed Minimum Death Benefit.
Mortality & Expense Risk Fee and Administrative Charge prior to Annuity Commencement Date	• 1.50% for Return of Premium - first 10 Policy Years • 1.65% for Annual Step-Up - first 10 Policy Years • 1.65% for 5% Compounding - first 10 Policy Years • 0.25% less after First 10 Policy Years	• 1.50% for Return of Premium - first 10 Policy Years • 1.65% for Double Enhanced - first 10 Policy Years • 1.65% for 5% Compounding - first 10 Policy Years • 0.25% less after First 10 Policy Years	• 1.50% for Return of Premium - first 10 Policy Years • 1.65% for Double Enhanced - first 10 Policy Years • 1.65% for 5% Compounding - first 10 Policy Years • 0.25% less after First 10 Policy Years
Is Mortality & Expense Risk Fee and Administrative Charge different after the Annuity Commencement Date?	No	Yes –1.10% plus Administrative Charge, regardless of death benefit chosen prior to the Annuity Commencement Date.	Yes –1.10% plus Administrative Charge, regardless of death benefit chosen prior to the Annuity Commencement Date.

POLICY VARIATIONS — (Continued)
Product Feature	Transamerica Freedom 97 Form Number: AV339 101 101 497 AE957 497	Transamerica Freedom 98 Form Number: AV400 101 107 198 AE957 497	Transamerica Freedom 98 Form Number: AV400 101 107 198 RGMI 1 798
Fund Facilitation Fee	No	No	No
Guaranteed Period Options (available in the Fixed Account)	1, 3, and 5 year Guaranteed Periods available.	1, 3, and 5 year Guaranteed Periods available.	1, 3, and 5 year Guaranteed Periods available.
Distribution Financing Charge	Applicable	Applicable	Applicable
Annual Contract Charge (Service Charge)	If policy value is: $0-$1750 = 2% $1751-$49999.99 = $35 +$49999.99 = $0 Assessed on each Policy Anniversary	If policy value is: $0-$1750 = 2% $1751-$49999.99 = $35 +$49999.99 = $0 Assessed on each Policy Anniversary	If policy value is: $0-$1750 = 2% $1751-$49999.99 = $35 +$49999.99 = $0 Assessed on each Policy Anniversary
Optional Riders	• Taxpayer 2003 • Taxpayer Plus 2 • Taxpayer • Family Income Protector • Managed Annuity Program • Managed Annuity Program II • Living Benefit Rider 2003 • Living Benefit Rider 2005 • 5 for LifeSM 2005	• Taxpayer 2003 • Taxpayer Plus 2 • Taxpayer • Family Income Protector • Managed Annuity Program • Managed Annuity Program II • Living Benefit Rider 2003 • Living Benefit Rider 2005 • 5 for LifeSM 2005	• Taxpayer 2003 • Taxpayer Plus 2 • Taxpayer • Family Income Protector • Managed Annuity Program • Managed Annuity Program II • Living Benefit Rider 2003 • Living Benefit Rider 2005 • 5 for LifeSM 2005
Excess Interest Adjustment	Yes	Yes	Yes
Asset Rebalancing	Yes	Yes	Yes
Dollar Cost Averaging Fixed Account Option	Yes	Yes	Yes
Nursing Care and Terminal Condition Withdrawal Option	Yes (by Endorsement AE 957 497)	Yes (by Endorsement AE 957 497)	Yes (by Endorsement AE 957 497)
Unemployment Waiver	N/A	N/A	N/A

Product Feature	Transamerica Freedom 2003 Form Number: AV864 101 165 103	Transamerica Freedom 2006 Form Number: AV864 101 165 103	Transamerica Freedom 2008 Form Number: AV864 101 165 103
Guaranteed Minimum Death Benefit Option(s)	A. Modal Double Enhanced - RGMD 6 0203
B. Modal Annual Step-Up - RGMD 5 0103
C. Return of Premium - RGMD 8 0603.
Option A is available if Owner and Annuitant are both under age 75.
Option B is available if Owner and Annuitant are under age 81.	A. Modal Double Enhanced - RGMD 6 0203
B. Modal Annual Step-Up - RGMD 5 0103
C. Return of Premium - RGMD 8 0603
Option A is available if Owner and Annuitant are both under age 76.
Option B is available if Owner and Annuitant are under age 81.	A. Modal Double Enhanced - RGMD 15 0108
B. Modal Annual Step-Up - RGMD 5 0103
C. Return of Premium - RGMD 8 0603
Option A is available if Owner and Annuitant are both under age 76.
Option B is available if Owner and Annuitant are under age 76. For riders issued on or after December 12, 2011. No longer available after January 30, 2015.
Option C is available is owner and annuitant are age 86 or younger. For riders issued prior to December 12, 2011. Option C is available if owner and annuitant are age 90 or younger.

POLICY VARIATIONS — (Continued)
Product Feature	Transamerica Freedom 2003 Form Number: AV864 101 165 103	Transamerica Freedom 2006 Form Number: AV864 101 165 103	Transamerica Freedom 2008 Form Number: AV864 101 165 103
Double Enhanced Death Benefit Designated Funds
Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.	N/A	N/A	• AB Balanced Wealth Strategy Portfolio - Class B
• American Funds - Asset Allocation FundSM - Class 2
• American Funds - Bond FundSM - Class 2
• Fidelity® VIP Balanced Portfolio - Service Class 2
• Franklin Founding Funds Allocation VIP Fund - Class 4
• State Street Total Return V.I.S. Fund - Class 3
• TA Aegon Government Money Market - Service Class
• TA Aegon U.S. Government Securities - Service Class
• TA AB Dynamic Allocation - Service Class
• TA Asset Allocation - Conservative - Service Class
• TA Asset Allocation - Moderate - Service Class
• TA Asset Allocation - Moderate Growth - Service Class
• TA International Equity Index - Service Class
• TA International Moderate Growth - Service Class
• TA Managed Risk - Balanced ETF - Service Class
• TA Managed Risk - Conservative ETF - Service Class
• TA Managed Risk - Growth ETF - Service Class
• TA Multi-Managed Balanced - Service Class
• TA PIMCO Total Return - Service Class
• TA QS Investors Active Asset Allocation - Conservative - Service Class
• TA U.S. Equity Index - Service Class
Death Proceeds	Greatest of: 1) Policy Value 2) Cash Value 3) Guaranteed Minimum Death Benefit	Greatest of: 1) Policy Value 2) Cash Value 3) Guaranteed Minimum Death Benefit	Greatest of: 1) Policy Value 2) Cash Value 3) Guaranteed Minimum Death Benefit
Mortality & Expense Risk Fee and Administrative Charge prior to Annuity Commencement Date	• 1.65% for Return of Premium • 1.85% for Annual Step-Up • 2.15% for Double Enhanced	• 1.60% for Policy Value • 1.70% for Return of Premium • 1.90% for Annual Step-Up • 2.20% for Double Enhanced	• 1.70% for Return of Premium • 1.90% for Annual Step-Up • 2.35% for Double Enhanced
Is Mortality & Expense Risk Fee and Administrative Charge different after the Annuity Commencement Date?	Yes –1.10% plus Administrative Charge, regardless of death benefit chosen prior to the Annuity Commencement Date.	Yes –1.10% plus Administrative Charge, regardless of death benefit chosen prior to the Annuity Commencement Date.	Yes –1.10% plus Administrative Charge, regardless of death benefit chosen prior to the Annuity Commencement Date.

POLICY VARIATIONS — (Continued)
Product Feature	Transamerica Freedom 2003 Form Number: AV864 101 165 103	Transamerica Freedom 2006 Form Number: AV864 101 165 103	Transamerica Freedom 2008 Form Number: AV864 101 165 103
Fund Facilitation Fee	Yes -
• 0.30% if you choose American Funds - Asset Allocation Fund, American Funds - Bond Fund, American Funds - Growth Fund, American Funds - Growth-Income Fund, or American Funds - International Fund.
• 0.20% if you choose AllianceBernstein Balanced Wealth Strategy Portfolio or GE Investments Total Return Fund.
• 0.15% if you choose Franklin Templeton VIP Founding Funds Allocation Fund.
• 0.10% if you choose TA BlackRock Global Allocation.	Yes -
• 0.30% if you choose American Funds - Asset Allocation Fund, American Funds - Bond Fund, American Funds - Growth Fund, American Funds - Growth-Income Fund, or American Funds - International Fund.
• 0.20% if you choose AllianceBernstein Balanced Wealth Strategy Portfolio or GE Investments Total Return Fund.
• 0.15% if you choose Franklin Templeton VIP Founding Funds Allocation Fund.
• 0.10% if you choose TA BlackRock Global Allocation.	Yes -
• 0.30% if you choose American Funds - Asset Allocation Fund, American Funds - Bond Fund, American Funds - Growth Fund, American Funds - Growth-Income Fund, or American Funds - International Fund.
• 0.20% if you choose AB Balanced Wealth Strategy Portfolio or State Street Total Return V.I.S. Fund.
• 0.15% if you choose Franklin Templeton VIP Founding Funds Allocation Fund, TA International Equity Index or TA U.S. Equity Index.
• 0.10% if you choose TA BlackRock Global Allocation.
Guaranteed Period Options (available in the Fixed Account)	1, 3, and 5 year Guaranteed Periods available.	1, 3, and 5 year Guaranteed Periods available.	1, 3, 5, and 7 year Guaranteed Periods available.
Distribution Financing Charge	Applicable	Applicable	Applicable
Annual Contract Charge (Service Charge)	If policy value is: $0-$1750 = 2% $1751-$49999.99 = $35 +$49999.99 = $0 Assessed on each Policy Anniversary	If policy value is: $0-$1750 = 2% $1751-$49999.99 = $35 +$49999.99 = $0 Assessed on each Policy Anniversary	If policy value is: $0-$1750 = 2% $1751-$49999.99 = $35 +$49999.99 = $0 Assessed on each Policy Anniversary
Optional Riders	• Taxpayer 2003 • Taxpayer Plus 2 • Living Benefit Rider 2003 • 5 for LifeSM 2005 • Income SelectSM for Life	• Taxpayer 2003
• Taxpayer Plus 2
• Living Benefit Rider 2005
• 5 for LifeSM 2005
• Income SelectSM for Life
• Retirement Income Choice®
• Retirement Income Choice® 2008 (with Double Withdrawal Base Benefit)
• Retirement Income Choice® 1.2
• Retirement Income Choice® 1.4
• Retirement Income Max®	• Taxpayer 2003
• Taxpayer Plus 2
• Living Benefit Rider 2005
• Retirement Income Choice®
• Retirement Income Choice® 2008 (with Double Withdrawal Base Benefit)
• Retirement Income Choice® 1.2
• Retirement Income Choice® 1.4
• Retirement Income Choice® 1.6
• Retirement Income Max®
Excess Interest Adjustment	Yes	Yes	Yes
Asset Rebalancing	Yes	Yes	Yes
Dollar Cost Averaging Fixed Account Option	Yes	Yes	Yes
Nursing Care and Terminal Condition Withdrawal Option	Yes	Yes	Yes
Unemployment Waiver	Yes	Yes	Yes

APPENDIX
Excess Interest Adjustment Examples
Surrenders (full and partial), transfers, death benefits and amounts applied to an annuity option, from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment (“EIA”). At the time you request a surrender, if the guaranteed interest rate set by the Company has risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if the guaranteed interest rate set by us has fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.
Excess interest adjustments will not reduce the policy value for a guaranteed period option below the premium payments and transfers to that guaranteed period option, less any prior partial surrenders and transfers from the guaranteed period option, plus interest at the policy's minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.
The formula that will be used to determine the excess interest adjustment is:
S* (G-C)* (M/12)
S	=	Gross amount being surrendered that is subject to the excess interest adjustment
G	=	Guaranteed interest rate in effect for the policy
M	=	Number of months remaining in the current option period, rounded up to the next higher whole number of months.
C	=	Current guaranteed interest rate then being offered on new premiums for the next longer option period than “M”. If this policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2% (the amount of the “adjustment” will be based on an actuarial risk based analysis considering a number of financial criteria including the prevailing interest rate environment).
*	=	multiplication
The following examples are for illustrative purposes only and are calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal. In the following examples ^ denotes exponentiation. Please note the exponentiation represents the compounding of the interest rate.

Excess Interest Adjustment Examples — (Continued)
Example 1 (Full Surrender, rates increase by 4%):
Assumptions:
Single premium payment = $50,000
Guarantee period = 5 Years
Guarantee rate = 5.5% per annum
Guarantee minimum interest rate = 1.50%
Surrender = Middle of policy year 3 (this is represented by 2.5 in this example)
Summary:
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 – 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess interest adjustment S * (G - C) * (M/12) where:	G = .055 C = .095 M = 30 = 50,000.00 * (.055 - .095) * (30/12)
= -5,000.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to 51,896.14 - 57,161.18 = -5,265.03
Adjusted policy value = policy value + excess interest adjustment	= 57,161.18 + (-5,265.03) = 51,896.15
Cash value at middle of policy year 3 = policy value + excess interest adjustment	= 57,161.18 + (-5,265.03) = 51,896.15
Upon full surrender of the policy, the minimum cash value will never be less than that required by the non-forfeiture laws of your state.
Example 2 (Full Surrender, rates decrease by 1%):
Assumptions:
Single premium payment = $50,000
Guarantee period = 5 Years
Guarantee rate = 5.5% per annum
Guarantee minimum interest rate = 1.50%
Surrender = Middle of policy year 3 (this is represented by 2.5 in this example)
Summary:
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 – 50,000.00 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 –7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess interest adjustment S * (G - C) * (M/12) where:	G = .055 C = .045 M = 30 = 50,000.00 * (.055 - .045) * (30/12) = 1,250.00
Adjusted policy value	= 57,161.18 + 1,250.00 = 58,411.18
Cash value at middle of policy year 3 = policy value + excess interest adjustment	= 57,161.18 + 1,250.00 = 58,411.18
Upon full surrender of the policy, the minimum cash value will never by less than that required by the non-forfeiture laws of your state.

Excess Interest Adjustment Examples — (Continued)
On a partial surrender, the Company will pay the policyholder the full amount of surrender requested (as long as the policy value is sufficient). Amounts surrendered will reduce the policy value by an amount equal to:
R - E
R	=	the requested partial surrender;
E	=	the excess interest adjustment
Example 3 (Partial Surrender, rates increase by 1%):
Assumptions:
Single premium payment = $50,000
Guarantee period = 5 Years
Guarantee rate = 5.5% per annum
Partial surrender = $20,000 in the middle of policy year 3 (this is represented by 2.5 in this example)
Summary:
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of contract year 3	= 57,161.18 – 50,000.00 = 7,161.18
Excess interest adjustment S * (G - C) * (M/12) where:	S = 20,000 –7,161.18 = 12,838.82 G = .055 C = .065 M = 30 = 12,838.82 * (.055 - .065) * (30/12) = - 320.97
Remaining policy value at middle of policy year 3	= 57,161.18 - (R - E) = 57,161.18 - (20,000.00 - (-320.97)) = 36,840.21
Example 4 (Partial Surrender, rates decrease by 1%):
Assumptions:
Single premium payment = $50,000
Guarantee period = 5 Years
Guarantee rate = 5.5% per annum
Partial surrender = $20,000 in the middle of policy year 3 (this is represented by 2.5 in this example)
Summary:
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000.00 = 7,161.18
Excess interest adjustment S * (G - C) * (M/12) where:	S = 20,000 –7,161.18 = 12,838.82 G = .055 C = .045 M = 30 = 12,838.82 * (.055 - .045) * (30/12) = 320.97
Remaining policy value at middle of policy year 3	= 57,161.18 - (R - E) = 57,161.18 - (20,000.00 – 320.97) = 37,482.15

APPENDIX
Death Benefit
Adjusted Withdrawals. If you make a partial surrender (withdrawal), then your guaranteed minimum death benefit is reduced by an amount called the adjusted withdrawal. The amount of the reduction depends on the relationship between your death proceeds and policy value. The adjusted withdrawal is equal to the gross withdrawal multiplied by the death proceeds immediately prior to the withdrawal divided by the policy value immediately prior to the withdrawal. The formula is AW = GW x (DP/PV) where:
AW = adjusted withdrawal
GW= gross withdrawal
DP = death proceeds prior to the withdrawal = greatest of (PV, CV, or GMDB)
PV = policy value prior to the withdrawal
GMDB = guaranteed minimum death benefit prior to the withdrawal
CV = cash value prior to the withdrawal
The following examples describe the effect of a surrender on the guaranteed minimum death benefit and policy value.
Example 1: Death Proceeds Greater than Policy Value
Assumptions:
GMDB = $75,000
PV = $50,000
DP = $75,000
GW = $15,494
AW = $15,494 x ($75,000/$50,000) = $23,241
Summary:
Reduction in guaranteed minimum death benefit	=$23,241
Reduction in policy value	=$15,494
New guaranteed minimum death benefit amount	=$51,759
New policy value (after withdrawal)	=$34,506
The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value immediately prior to the withdrawal.
Example 2: Death Proceeds Equal to Policy Value
Assumptions:
GMDB = $50,000
PV = $75,000
DP = $75,000
GW = $15,494
AW = $15,494 x ($75,000/$75,000) = $15,494
Summary:
Reduction in guaranteed minimum death benefit	=$15,494
Reduction in policy value	=$15,494
New guaranteed minimum death benefit amount	=$34,506
New policy value (after withdrawal)	=$59,506
The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was greater than the guaranteed minimum death benefit immediately prior to the withdrawal.
These examples are for illustrative purposes only. The purpose of these illustrations is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

Death Benefit — (Continued)
Hypothetical Example
In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole owner and annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals. The difference between the two “Policy Value” columns is the fee for the guaranteed minimum death benefit.
End of Year	Net Rate of Return for Fund*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB
Issue	N/A	$100,000	$100,000	$100,000
1	-4%	$ 94,850	$ 94,700	$100,000
2	18%	$110,832	$110,515	$100,000
3	15%	$126,182	$125,655	$100,000
4	-7%	$115,899	$115,226	$100,000
5	2%	$116,884	$116,033	$100,000
6	10%	$127,228	$126,127	$100,000
7	14%	$143,577	$142,146	$100,000
8	-3%	$137,618	$136,033	$100,000
9	17%	$159,431	$157,391	$100,000
10	6%	$167,163	$164,788	$100,000
*	The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base policy fees and hypothetical death benefit fees. For purposes of this example we assumed a Mortality and Expense Risk Fee and Administrative Charge of 1.15% for Policy Value, 1.30% for Return of Premium. Different hypothetical returns and fees would produce different results.

APPENDIX
RIDER GRID VARIATIONS
The information below is a summary of riders previously available for purchase but are no longer available. This appendix describes the material features of the riders. Please refer to your personal rider pages and any supplemental mailings for your specific coverage and features regarding these riders. Listed below are the abbreviations that will be used in the following grid for your reference.
Abbreviation	Definition
ADB	Additional Death Benefit
ADD	Additional Death Distribution
ADD+	Additional Death Distribution Plus
DB	Death Benefit
DCA	Dollar Cost Averaging
FIP	Family Income Protector
GFV	Guaranteed Future Value
GMAB	Guaranteed Minimum Accumulation Benefit
GMDB	Guaranteed Minimum Death Benefit
GMIB	Guaranteed Minimum Income Benefit
GMLB	Guaranteed Minimum Living Benefit
GMWB	Guaranteed Minimum Withdrawal Benefit
GPO	Guaranteed Period Option
GPS	Guaranteed Principal SolutionSM
IE	Income EnhancementSM
ISFL	Income SelectSM For Life
Abbreviation	Definition
MAP	Managed Annuity Program
MAV	Minimum Annuitization Value
MAWA	Maximum Annual Withdrawal Amount
MIB	Minimum Income Base
MRWA	Minimum Remaining Withdrawal Amount
N/A	Not Applicable
OAM	Open Allocation Method
PAM	Portfolio Allocation Method
RDB	Rider Death Benefit
RIC	Retirement Income Choice®
RMD	Required Minimum Distribution
RWA	Rider Withdrawal Amount
TWB	Total Withdrawal Base
WB	Withdrawal Base
WD	Withdrawal
Rider Name	Family Income Protector	Managed Annuity Program	Managed Annuity Program II
Rider Form Number[1]	RGMI 1 798	RGMI 15 0301	RGMI 21 0902
Purpose of Rider	• This is a GMIB rider.
• Assures you of a minimum level of income in the future by guaranteeing a MAV that you will have to apply to a payment option.
• Growth rate for MAV is currently at 6% but will never be less than 3%.
• Once rider is issued, the annual growth rate will not change during the life of a rider.
• The rider also guarantees a minimum amount for those payments once you begin to receive them.	• This is a GMIB rider.
• Assures you of a minimum level of income in the future by guaranteeing a MIB that you will have to apply to a payment option.
• Growth rate for MIB is 6% but will never be less than 3%
• Once rider is issued, the annual growth rate will not change during the life of a rider.
• The rider also guarantees a minimum amount for those payments once you begin to receive them.	• This is a GMIB rider.
• Assures you of a minimum level of income in the future by guaranteeing a MIB that you will have to apply to a payment option.
• Growth rate for MIB is 5% but there is no guaranteed minimum growth rate for the rider and it could be as low as 0%
• Once rider is issued, the annual growth rate will not change during the life of a rider.
• The rider also guarantees a minimum amount for those payments once you begin to receive them.
Availability	• Issue age 0-80, but not yet 81 years old (unless state law requires a lower maximum issue age)
• If you terminate the FIP rider (except pursuant to an upgrade) you cannot re-elect the rider.
• Available on contracts issued after December of 2000 and prior to February of 2002.
NOTE: As of February 2002, no new issues of this rider are allowed. This does not change any of the other terms and conditions of the FIP riders issued before February of 2002.	• Issue age 0-90, but not yet 91 years old (unless state law requires a lower maximum issue age)
• If you terminate the MAP (except pursuant to an upgrade) you cannot re-elect the rider.
• Available on contracts issued after March of 2001 and prior to January of 2003.
NOTE: As of January 24, 2003, no new issues of this rider are allowed. This does not change any of the other terms and conditions of any MAP riders added on or before January 24, 2003.	• Issue age 0-84, but not yet 85 years old (unless state law requires a lower maximum issue age)
• If you terminate the MAP II (except pursuant to an upgrade) you cannot re-elect the rider.
• Available on contracts issued after September of 2002 and prior to January of 2003.
NOTE: As of January 24, 2003, no new issues of this rider are allowed. This does not change any of the other terms and conditions of any MAP II riders added on or before January 24, 2003.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Family Income Protector	Managed Annuity Program	Managed Annuity Program II
Rider Form Number[1]	RGMI 1 798	RGMI 15 0301	RGMI 21 0902
Base Benefit and Optional Fees	Prior to Annuitization (Accumulation Phase)
Base fee is 0.30% of the MAV
After Annuitization (Income Phase)
Guaranteed Minimum Payment Fee is 1.25% of the daily net asset value in the separate account.	Prior to Annuitization (Accumulation Phase)
Base fee is 0.45% of the MIB
After Annuitization (Income Phase)
		Guaranteed Minimum Payment Fee is 1.25% of the daily net asset value in the separate account.	Prior to Annuitization (Accumulation Phase) Currently 0.45% of the MIB After Annuitization (Income Phase) Guaranteed Minimum Payment Fee is 1.25% of the daily net asset value in the separate account.
Fee Frequency	• The rider fee is charged annually on the rider date prior to annuitization.
• Fee is also assessed at time of total surrender of the annuity, or annuitization.
• The rider fee is waived if the policy value is greater than 200% of the MAV.	• The rider fee is charged annually on the rider date prior to annuitization.
• Fee is also assessed at time of total surrender of the annuity, or annuitization.
		• The rider fee is waived if the policy value is greater than 200% of the MIB.	• The rider fee is charged annually on the rider date prior to annuitization. • Fee is also assessed at time of total surrender of the annuity, or annuitization.
Death Benefit	N/A	N/A	N/A
Investment restrictions and/or Designated Funds Available	N/A	N/A	N/A
Withdrawal Benefits	N/A	N/A	N/A
Automatic Step-Up Benefit	N/A	N/A	N/A
Exercising Rider	• Must wait a minimum of 10 years to annuitize with the benefits of this rider.
• Once the 10-year waiting period has been satisfied, may only annuitize within 30 days after any policy anniversary prior to the 95th birthday in order to utilize the benefit of the FIP.
• Annuity payments under the FIP are guaranteed to never be less than the initial payment.
• During the first year of annuitization, each payment will be stabilized to equal the first or initial payment.
• During subsequent years, the stabilized payment will be either increased or decreased (never below the initial payment), and held level for that year.
• Settlement options available for annuitization are:
–Life Only
–Life w/10 Years Certain
–Joint Life & Full Survivor
–Joint Life & Full Survivor w/10 Years Certain	• May annuitize within 30 days after any rider anniversary prior to the 95th birthday.
• If you annuitize any time other than 30 days after any rider anniversary prior to the 95th birthday you cannot utilize the benefits of the MAP.
• Annuity payments under the MAP are guaranteed to never be less than the initial payment.
• During the first year of annuitization, each payment will be stabilized to equal the first or initial payment.
• During subsequent years, the stabilized payment will be either increased or decreased (never below the initial payment), and held level for that year.
• Settlement options available for annuitization are:
–Life Only
–Life w/10 Years Certain
–Joint Life & Full Survivor
–Joint Life & Full Survivor w/10 Years Certain	• May annuitize within 30 days after any rider anniversary prior to the 95th birthday.
• If you annuitize any time other than 30 days after any rider anniversary prior to the 95th birthday you cannot utilize the benefits of the MAP II.
• Annuity payments under the MAP II are guaranteed to never be less than the initial payment.
• During the first year of annuitization, each payment will be stabilized to equal the first or initial payment.
• During subsequent years, the stabilized payment will be either increased or decreased (never below the initial payment), and held level for that year.
• Settlement options available for annuitization are:
–Life Only
–Life w/10 Years Certain
–Life w/20 Years Certain
–Joint Life & Full Survivor
–Joint Life & Full Survivor w/10 Years Certain
–Joint Life & Full Survivor w/20 Years Certain

RIDER GRID VARIATIONS — (Continued)
Rider Name	Family Income Protector	Managed Annuity Program	Managed Annuity Program II
Rider Form Number[1]	RGMI 1 798	RGMI 15 0301	RGMI 21 0902
Income Benefit or Other Benefit Payout Considerations	If you choose to annuitize your policy prior to the end of the 10 year waiting period, you may not utilize the benefit of the FIP rider.	If you annuitize using the MAP rider before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment resulting in lower payments than if an annuity factor age adjustment was not used. The age adjustment shown in the table below should be subtracted from your current age nearest birthday. The years shown in the table below should be considered complete years since the Rider Date and the age adjustment is as follows:
Rider YearsAge Adjustment

 1................................................9
 2................................................8
 3................................................7
 4................................................6
 5................................................5
 6................................................4
 7................................................3
 8................................................2
 9................................................1
10+............................................0	If you annuitize using the MAP II rider before the 10th rider anniversary, the MAP II annuity income will not be fully vested and the first payment will be calculated with an annuity income vesting percentage of less than 100%, which reduces the amount of your first payment by up to 50%. The years shown in the table below should be considered complete years since the Rider Date and the income vesting schedule is as follows:
Rider YearsVesting %

 1...........................................50%
 2...........................................55%
 3...........................................60%
 4...........................................65%
 5...........................................70%
 6...........................................75%
 7...........................................80%
 8...........................................85%
 9...........................................90%
10.......................................100%
Rider Upgrade	• Can upgrade the rider within 30 days after any policy anniversary, prior to the annuitant's 85th birthday.
• The old rider is terminated, and the new rider is issued.
• New rider is issued using the current policy value, and not the original premium.
• The policyholder upgrades to whatever rider is available at the time of the upgrade, including any charges and features.
• Effective between February of 2002 and May of 2003 the rider available for upgrade was the MAP.
• Effective since May of 2003 the rider available for upgrade is the MAP II.	• Can upgrade any time after the first Rider Anniversary and prior to the annuitant's 91st birthday.
• The old rider is terminated, and the new rider is issued.
• New rider is issued using the current policy value, and not the original premium.
• The policyholder upgrades to whatever rider is available at the time of the upgrade, including any charges and features.
• Effective May of 2003 the only rider available for upgrade is the MAP II.	• Can upgrade any time within 30 days after any Rider Anniversary prior to the annuitant's 85th birthday.
• The old rider is terminated, and the new rider is issued.
• New rider is issued using the current policy value, and not the original premium.
• The policyholder upgrades to whatever rider is available at the time of upgrade, including all its charges and features.
Rider Termination	The rider is irrevocable and cannot be terminated upon request. The rider however can be terminated upon the earliest of the following:
• annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the MAV under the FIP);
• upgrade (although a new rider will be issued);
• termination of your Policy; or
• 30 days after the Rider Anniversary after your 94th birthday (earlier if required by state law).	The rider will terminate upon the earliest of the following:
• the date we receive written notice from you requesting termination of the MAP (you may not terminate the rider before the first rider anniversary);
• annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the MIB under the MAP);
• upgrade (although a new rider will be issued);
• termination of your Policy; or
• 30 days after the Rider Anniversary after your 94th birthday (earlier if required by state law).	The rider will terminate upon the earliest of the following:
• the date we receive written notice from you requesting termination of the MAP II (you may not terminate the rider before the first rider anniversary);
• annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the MIB under the MAP II);
• upgrade (although a new rider will be issued);
• termination of your Policy; or
• 30 days after the Rider Anniversary after your 94th birthday (earlier if required by state law).

RIDER GRID VARIATIONS — (Continued)
Rider Name	Additional Death Benefit	Additional Death Distribution 2003	Additional Death Distribution +
Rider Form Number[1]	RTP 1 201	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513
Purpose of Rider	This is an Additional Death Benefit Rider which can pay an additional benefit at time of death to help alleviate the burden of taxes.	This is an Additional Death Benefit Rider which can pay an additional benefit at time of death to help alleviate the burden of taxes.	This is an Additional Death Benefit Rider which can pay an additional benefit at time of death to help alleviate the burden of taxes.
Availability	• Issue age 0-80, but not yet 81 years old (unless state law requires a lower maximum issue age) • Not available in all states. • Can be added at any time including post-issue	• Issue age 0-80 but not yet 81 years old. • Not available in all states • Can be added at any time including post issue.	• Issue age 0-80 but not yet 81 years old. • Not available in all states • Can be added at any time including post issue
Base Benefit and Optional Fees at issue	Percentage of Policy Value - 0.25%	Percentage of Policy Value – 0.25%	Percentage of Policy Value – 0.55%
Fee Frequency	Assessed each rider anniversary and at rider termination and equal to the policy value multiplied by rider fee percentage.	Assessed each rider anniversary and at rider termination and equal to the policy value multiplied by rider fee percentage.	Assessed each rider anniversary and at rider termination and equal to the policy value multiplied by rider fee percentage.
Death Benefit	Amount is paid whenever a death benefit is paid and the rider is attached.
• amount paid=ADB Factor x Rider Earnings*
• ADB Factor - 40% for issue ages 0-70 and 25% for issue ages 71-80.
*Rider earnings are defined as:
–the death proceeds of the base policy; minus
–policy value on the rider date; minus
–premium payments after the rider date; plus
–surrenders after the rider date that exceed the rider earnings on the date of the surrender.
NOTE: No benefit is payable under the ADB rider if there are no rider earnings on the date the death benefit is calculated.	Amount is paid whenever a death benefit is paid and the rider is attached.
• Amount paid=ADB Factor x Rider Earnings*
• ADB Factor - 40% for issue ages 0-70 and 25% for issue ages 71-80.
*Rider earnings are defined as:
- the policy value on the date the death benefit is determined; minus
-policy value on the rider date; minus
- premium payments after the rider date; plus
- surrenders after the rider date that exceed the rider earnings on the date of the surrender.
NOTE: No benefit is payable under the ADD rider if there are no rider earnings on the date the death benefit is calculated.	Amount is paid whenever a death benefit is paid and the rider is attached.
• Prior to 5th rider anniversary = Sum of all fees paid for this rider since the rider date
• On or after 5th rider anniversary = Rider Benefit Base* x Rider Benefit Percentage** (30% or 20%).
*The Rider Benefit Base at any time is equal to the Policy Value less any premiums added after the Rider Date
**The Rider Benefit Percentage may vary but is currently equal to 30% for issue ages 0-70 and 20% for issue ages 71-75.
NOTE: No benefit is payable under the ADD rider if there are no rider earnings on the date the death benefit is calculated.
Investment Restrictions and/or Designated Funds Available	N/A	N/A	N/A
Withdrawal Benefits	N/A	N/A	N/A
Automatic Step-Up Benefit	N/A	N/A	N/A
Exercising Rider	No further action required to exercise the rider.	No further action required to exercise the rider.	No further action required to exercise the rider.
Income Benefit or Other Benefit Payout Considerations	Spousal Continuation:
	If a spouse is eligible to and elects to continue the policy as the new owner instead of receiving a death benefit and Additional Death Benefit, the spouse will generally receive a one-time policy value increase equal to the Additional Death Benefit. At this time the rider will terminate.	N/A	N/A
Rider Upgrade	N/A	N/A	N/A

RIDER GRID VARIATIONS — (Continued)
Rider Name	Additional Death Benefit	Additional Death Distribution 2003	Additional Death Distribution +
Rider Form Number[1]	RTP 1 201	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513
Rider Termination	The rider can be added or dropped at any time. If the rider is dropped and re-added, the rider will only cover earnings accumulated since the rider was re-added.
The rider will remain in effect until:
• you cancel it by notifying our administrative office in writing.
• the policy is annuitized or surrendered
• or the additional death benefit is paid.	The rider can be added or dropped at any time. If the rider is dropped and re-added, the rider will only cover earnings accumulated since the rider was re-added.
The rider will remain in effect until:
• you cancel it by notifying our administrative and service office in writing,
• the policy is annuitized or surrendered
• or the additional death benefit is paid	The rider can be added or dropped at any time. If the rider is terminated they must wait one year to re-add rider.
The rider will remain in effect until:
• you cancel it by notifying our administrative and service office in writing,
• the policy is annuitized or surrendered
• or the additional death benefit is paid

Rider Name	Living Benefit Rider 2003	Living Benefit Rider 2004	Guaranteed Principal Solutions Rider (2005)[3]
Rider Form Number[1]	RGMB 1 0603 (2003)	RGMB 4 0504 (2004)	RGMB 4 0504
Purpose of Rider	This is a Living Benefit Rider and should be viewed as a way to permit you to invest in variable investment options while still having your policy value and liquidity protected to the extent provided by this rider.
This rider is a combination of two separate annuity guarantees:
1) A GMWB and
2) A GMAB (a.k.a. principal protection benefit or guarantee future value benefit).
The rider will guarantee that the policy value of the policy will be at least as high as the GFV after a waiting period has expired.	This is a Living Benefit Rider and should be viewed as a way to permit you to invest in variable investment options while still having your policy value and liquidity protected to the extent provided by this rider.
This rider is a combination of two separate annuity guarantees:
1) A GMWB and
2) A GMAB (a.k.a. principal protection benefit or guarantee future value benefit).
The rider will guarantee that the policy value of the policy will be at least as high as the GFV after a waiting period has expired.	This is a Living Benefit Rider and should be viewed as a way to permit you to invest in variable investment options while still having your policy value and liquidity protected to the extent provided by this rider.
This rider is a combination of two separate annuity guarantees:
1) A GMWB and
2) A GMAB (a.k.a. principal protection benefit or guarantee future value benefit).
The rider will guarantee that the policy value of the policy will be at least as high as the GFV after a waiting period has expired.
Availability	• Issue age 0-80, but not yet 81 years old (unless state law requires a lower maximum issue age)
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.
**Effective 5/1/2005: This rider is only available for states that have not approved the 2005 version of the Living Benefit Rider.	• Issue age 0-80, but not yet 81 years old (unless state law requires a lower maximum issue age)
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.
**Effective 5/1/2005: This rider is only available for states that have not approved the 2005 version of the Living Benefit Rider.	• Issue age 0-80, but not yet 81 years old (unless state law requires a lower maximum issue age)
•
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.
Base Benefit and Optional Fees at issue	Percentage of “Principal Back” TWB - 0.75% (prior to 11/4/13)	Percentage of “Principal Back” TWB - 0.90% (5/1/2009 - 11/3/13) Percentage of “Principal Back” TWB - 0.60% (prior to 5/1/2009)
Percentage of “Principal Back” TWB:

For riders issued on or after 5/1/14.......................................1.25%
For riders issued between 5/1/09 and 11/3/13.....................................0.90%
For riders issued prior to 5/1/090.60%

RIDER GRID VARIATIONS — (Continued)
Rider Name	Living Benefit Rider 2003	Living Benefit Rider 2004	Guaranteed Principal Solutions Rider (2005)[3]
Rider Form Number[1]	RGMB 1 0603 (2003)	RGMB 4 0504 (2004)	RGMB 4 0504
Fee Frequency	• Fee is deducted annually during the accumulation phase on each rider anniversary. • A pro-rated fee is deducted at the time the rider is terminated or upgraded.	• Fee is deducted annually during the accumulation phase on each rider anniversary. • A pro-rated fee is deducted at the time the rider is terminated or upgraded.	• Fee is deducted annually during the accumulation phase on each rider anniversary. • A pro-rated fee is deducted at the time the rider is terminated or upgraded.
Death Benefit	N/A	N/A	N/A
Designated Funds Available - Policyholders who add these riders may only invest in the investment options listed. Investment options may not be available as designated fund based on rider issue date.
Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
PLEASE NOTE: These investment options may not be available on all products, may vary for certain policies and may not be available for all policies. Please reference “Portfolios Associated With the Subaccount” Appendix in your prospectus for available funds. You cannot transfer any amount to any other non-designated subaccount without losing all your benefits under this rider.	All funds within the product are considered designated funds for this purpose. You must, however, adhere to the Portfolio Allocation Method. See below.	All funds within the product are considered designated funds for this purpose. You must, however, adhere to the Portfolio Allocation Method. See below.	All funds within the product are considered designated funds for this purpose. You must, however, adhere to the Portfolio Allocation Method. See below.
Allocation Methods	Portfolio Allocation Method (PAM):
• This program will automatically allocate assets from the policyholder's separate accounts to a subaccount of our choosing when the policy value has dropped relative to the guaranteed amount.
• If the policy value increases enough in relation to the guaranteed amounts, the money may be moved back into the separate accounts (pro-rata based on the policyholder's current separate account values).
• The allocation of assets between the accounts is at our sole discretion but will initially use modern financial theory to determine the correct allocation.
• The policyholder may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment options.
Current PAM Subaccount: TA U.S. Government Securities	Portfolio Allocation Method (PAM):
• This program will automatically allocate assets from the policyholder's separate accounts to a subaccount of our choosing when the policy value has dropped relative to the guaranteed amount.
• If the policy value increases enough in relation to the guaranteed amounts, the money may be moved back into the separate accounts (pro-rata based on the policyholder's current separate account values).
• The allocation of assets between the accounts is at our sole discretion but will initially use modern financial theory to determine the correct allocation.
• The policyholder may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment options.
Current PAM Subaccount: TA U.S. Government Securities	Portfolio Allocation Method (PAM):
• This program will automatically allocate assets from the policyholder's separate accounts to a subaccount of our choosing when the policy value has dropped relative to the guaranteed amount.
• If the policy value increases enough in relation to the guaranteed amounts, the money may be moved back into the separate accounts (pro-rata based on the policyholder's current separate account values).
• The allocation of assets between the accounts is at our sole discretion but will initially use modern financial theory to determine the correct allocation.
• The policyholder may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment options.
Current PAM Subaccount: TA U.S. Government Securities

RIDER GRID VARIATIONS — (Continued)
Rider Name	Living Benefit Rider 2003	Living Benefit Rider 2004	Guaranteed Principal Solutions Rider (2005)[3]
Rider Form Number[1]	RGMB 1 0603 (2003)	RGMB 4 0504 (2004)	RGMB 4 0504
Withdrawal Benefits - See “Living Benefits Rider Adjusted Partial Withdrawals” and “Adjusted Partial Surrenders - Guaranteed Lifetime Withdrawal Benefit Riders” appendices for examples showing the effect of withdrawals on the WB.	The GMWB guarantees a withdrawal amount regardless of the policy value. The policyholder has 2 withdrawal guarantees available. Once the rider is issued, values for both withdrawal guarantees will be calculated indefinitely as follows:
a) 7% Principal Back: The policyholder can withdraw up to 7% of the 7% Principal Back TWB per year until at least the time at which the 7% Principal Back MRWA has reached zero.
b) 5% For Life: The policyholder can withdraw up to 5% of the 5% For Life TWB each year starting with the Rider Anniversary following the annuitant's 59th birthday until at least the later of the death of the annuitant or the time when the 5% For Life MRWA* has reached zero.
* The MRWA represents the total minimum dollar amount of guaranteed withdrawals the policyholder has remaining provided they take no more than the MAWA each year.
• The policyholder does not have to take the entire MAWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next calendar year.	The GMWB guarantees a withdrawal amount regardless of the policy value. The policyholder has 2 withdrawal guarantees available. Once the rider is issued, values for both withdrawal guarantees will be calculated indefinitely as follows:
a) 7% Principal Back: The policyholder can withdraw up to 7% of the 7% Principal Back TWB per year until at least the time at which the 7% Principal Back MRWA has reached zero.
b) 5% For Life: The policyholder can withdraw up to 5% of the 5% For Life TWB each year starting with the Rider Anniversary following the annuitant's 59th birthday until at least the later of the death of the annuitant or the time when the 5% For Life MRWA* has reached zero.
* The MRWA represents the total minimum dollar amount of guaranteed withdrawals the policyholder has remaining provided they take no more than the MAWA each year.
• The policyholder does not have to take the entire MAWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next calendar year.	The GMWB guarantees a withdrawal amount regardless of the policy value. The policyholder has 2 withdrawal guarantees available. Once the rider is issued, values for both withdrawal guarantees will be calculated indefinitely as follows:
a) 7% Principal Back: The policyholder can withdraw up to 7% of the 7% Principal Back TWB per year until at least the time at which the 7% Principal Back MRWA has reached zero.
b) 5% For Life: The policyholder can withdraw up to 5% of the 5% For Life TWB each year starting with the Rider Anniversary following the annuitant's 59th birthday until at least the later of the death of the annuitant or the time when the 5% For Life MRWA* has reached zero.
* The MRWA represents the total minimum dollar amount of guaranteed withdrawals the policyholder has remaining provided they take no more than the MAWA each year.
• The policyholder does not have to take the entire MAWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next calendar year.
Automatic Step-Up Benefit	N/A	N/A	N/A
Exercising Rider	“For Life” GMWB:
The policyholder is guaranteed to be able to withdraw up to the “For Life” MAWA until the later of 1) the annuitant's death or 2) the “For Life” MRWA is zero.
“Principal Back” GMWB:
The policyholder is guaranteed to be able to withdraw up to the “Principal Back” MAWA until the “Principal Back” MRWA is zero.
“GMAB”:
At the end of the GMAB waiting period (currently 10 years), should the policy value be less than the GFV, the GMAB feature will add the difference to the policy value on a pro-rata basis based on their current account value.
a) The addition to the policy will not be considered premium and should not affect any other policy calculations, including the GMDB calculations.
b) At the end of the waiting period, the GMAB will not provide any more benefits, unless the policyholder chooses to upgrade the rider.	“For Life” GMWB:
The policyholder is guaranteed to be able to withdraw up to the “For Life” MAWA until the later of 1) the annuitant's death or 2) the “For Life” MRWA is zero.
“Principal Back” GMWB:
The policyholder is guaranteed to be able to withdraw up to the “Principal Back” MAWA until the “Principal Back” MRWA is zero.
“GMAB”:
At the end of the GMAB waiting period (currently 10 years), should the policy value be less than the GFV, the GMAB feature will add the difference to the policy value on a pro-rata basis based on their current account value.
a) The addition to the policy will not be considered premium and should not affect any other policy calculations, including the GMDB calculations.
b) At the end of the waiting period, the GMAB will not provide any more benefits, unless the policyholder chooses to upgrade the rider.	“For Life” GMWB:
The policyholder is guaranteed to be able to withdraw up to the “For Life” MAWA until the later of 1) the annuitant's death or 2) the “For Life” MRWA is zero.
“Principal Back” GMWB:
The policyholder is guaranteed to be able to withdraw up to the “Principal Back” MAWA until the “Principal Back” MRWA is zero.
“GMAB”:
At the end of the GMAB waiting period (currently 10 years), should the policy value be less than the GFV, the GMAB feature will add the difference to the policy value on a pro-rata basis based on their current account value.
a) The addition to the policy will not be considered premium and should not affect any other policy calculations, including the GMDB calculations.
b) At the end of the waiting period, the GMAB will not provide any more benefits, unless the policyholder chooses to upgrade the rider.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Living Benefit Rider 2003	Living Benefit Rider 2004	Guaranteed Principal Solutions Rider (2005)[3]
Rider Form Number[1]	RGMB 1 0603 (2003)	RGMB 4 0504 (2004)	RGMB 4 0504
Income Benefit or Other Benefit Payout Considerations	The GFV is the policy value we are guaranteeing on the GFV date. After the Rider Issue Date, the GFV is equal to the GFV on the Rider Issue Date, plus a percentage of premiums (not including premium enhancements) received after the Rider Date as shown in the table below, less an adjustment for withdrawals.
Year Rec'd% Added to GFV

 1.........................................100%
 2...........................................90%
 3...........................................80%
 4...........................................70%
 5...........................................60%
 6-10.....................................50%
 10+.........................................0%
At the end of the GMAB waiting period (currently 10 years), should the policy value be less than the GFV, we will add the difference to the policy value on a pro-rata basis based on their current policy value.	The GFV is the policy value we are guaranteeing on the GFV date. After the Rider Issue Date, the GFV is equal to the GFV on the Rider Issue Date, plus a percentage of premiums (not including premium enhancements) received after the Rider Date as shown in the table below, less an adjustment for withdrawals.
Year Rec'd% Added to GFV

 1.........................................100%
 2...........................................90%
 3...........................................80%
 4...........................................70%
 5...........................................60%
 6-10.....................................50%
 10+.........................................0%
At the end of the GMAB waiting period (currently 10 years), should the policy value be less than the GFV, we will add the difference to the policy value on a pro-rata basis based on their current policy value.	The GFV is the policy value we are guaranteeing on the GFV date. After the Rider Issue Date, the GFV is equal to the GFV on the Rider Issue Date, plus a percentage of premiums (not including premium enhancements) received after the Rider Date as shown in the table below, less an adjustment for withdrawals.
Year Rec'd% Added to GFV

 1.........................................100%
 2...........................................90%
 3...........................................80%
 4...........................................70%
 5...........................................60%
 6-10.....................................50%
 10+.........................................0%
At the end of the GMAB waiting period (currently 10 years), should the policy value be less than the GFV, we will add the difference to the policy value on a pro-rata basis based on their current policy value.
Rider Upgrade	Rider upgrades are not available.	• May upgrade anytime after the 5th Anniversary by terminating the rider and adding the new rider in place at that time, as long as the covered lives meet the age requirements in effect at that time.
• Must be prior to the annuitant's 86th birthday
• An upgrade will reset the MRWA, TWB, MAWA and the GFV values.
• Rider Fee will be the fee that applies to the new rider at the time of upgrade.	• May upgrade anytime after the 3rd Anniversary by terminating the rider and adding the new rider in place at that time, as long as the covered lives meet the age requirements in effect at that time.
• Must be prior to the annuitant's 86th birthday
• An upgrade will reset the MRWA, TWB, MAWA and the GFV values.
• Rider Fee will be the fee that applies to the new rider at the time of upgrade.
Rider Termination	• The rider will be terminated upon policy surrender, annuitization or upgrade.
• The policyholder must wait 5 years from the Rider Start Date to terminate.
• After the five-year waiting period, the policyholder may terminate the rider at any time.
• The rider will be terminated the date we receive written notice from you requesting termination.	• The rider will be terminated upon policy surrender, annuitization or upgrade.
• The policyholder must wait 5 years from the Rider Start Date to terminate.
• After the five-year waiting period, the policyholder may terminate the rider at any time.
• The rider will be terminated the date we receive written notice from you requesting termination.	• The rider will be terminated upon policy surrender, annuitization or upgrade.
• The policyholder must wait 3 years from the Rider Start Date to terminate.
• After the three-year waiting period, the policyholder may terminate the rider at any time.
• The rider will be terminated the date we receive written notice from you requesting termination.

RIDER GRID VARIATIONS — (Continued)
Rider Name	5 For LifeSM3	5 For LifeSM with Growth 5 For LifeSM with Growth and Death[3]	Income SelectSM for Life[3]
Rider Form Number[1]	RGMB 12 0105	RGMB 14 0905 (Growth Only) RGMB 15 0905 (Growth and Death)	RGMB 18 0106 (w/o IE) RGMB 20 0106 (with IE)
Purpose of Rider	This is a GLWB Rider that guarantees withdrawals for the annuitant's lifetime, regardless of policy value.
• The policyholder can withdraw the MAWA each calendar year until the death of the annuitant.
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.	This is a GLWB Rider that guarantees withdrawals for the annuitant's lifetime, regardless of policy value.
• The policyholder can withdraw the MAWA each calendar year until the death of the annuitant.
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.	This is a GLWB rider that guarantees withdrawals for the annuitant's2 lifetime, regardless of policy value.
• The policyholder can withdraw the MAWA each year until the death of the annuitant.[2]
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.
Availability	• Issue age 0-90, but not yet 91 years old (unless state law requires a lower maximum issue age)
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person, trust or custodial.
• Maximum of 2 living Joint Owners (with one being the Annuitant).
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.	• Issue age at least 55 years old and not yet 81 years old (unless state law requires a lower maximum issue age)
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person, trust or custodial).
• Maximum of 2 living Joint Owners (with one being the Annuitant).
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age)
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.
Base Benefit and Optional Fees at issue	Percentage of TWB - 0.60% (prior to 11/4/13)	Growth Only - Percentage of TWB - 0.60% (prior to 11/4/13) Growth and Death - Percentage of TWB - 0.85% (prior to 11/4/13)	Percentage of the TWB. Additional option fees would be added to the base.
Single Life

(5/1/07 - 11/3/13)
Base Fee.....................................0.40%
Growth Benefit Fee...................0.25%
DB Fee......................................0.25%
IE Benefit Fee............................0.15%
(prior to 5/1/07)
Base Fee.....................................0.40%
Growth Benefit Fee...................0.25%
DB Fee......................................0.25%
IE Benefit Fee............................0.10%
Joint Life
(5/1/07 - 11/3/13)
Base Fee.....................................0.60%
Growth Benefit Fee...................0.50%
DB Fee......................................0.20%
IE Benefit Fee............................0.30%
(prior to 5/1/07)
Base Fee.....................................0.60%
Growth Benefit Fee...................0.50%
DB Fee......................................0.20%
IE Benefit Fee............................0.20%
Fee Frequency	• Fee is deducted annually during the accumulation phase on each rider anniversary. • A pro-rated fee is deducted at the time the rider is terminated or upgraded.	• Fee is deducted annually during the accumulation phase on each rider anniversary. • A pro-rated fee is deducted at the time the rider is terminated or upgraded.	• Fee is deducted annually during the accumulation phase on each rider anniversary. • A pro-rated fee is deducted at the time the rider is terminated or upgraded.

RIDER GRID VARIATIONS — (Continued)
Rider Name	5 For LifeSM3	5 For LifeSM with Growth 5 For LifeSM with Growth and Death[3]	Income SelectSM for Life[3]
Rider Form Number[1]	RGMB 12 0105	RGMB 14 0905 (Growth Only) RGMB 15 0905 (Growth and Death)	RGMB 18 0106 (w/o IE) RGMB 20 0106 (with IE)
Death Benefit	Upon the death of the annuitant this rider will pay an additional death benefit amount equal to the excess, if any, of the MRWA over the base policy death benefit and then this rider will terminate.	• Growth Only - N/A
		• Growth and Death - Upon the death of an annuitant this rider will pay an additional death benefit amount equal to the excess, if any, of the MRWA over the base policy death benefit and then this rider will terminate.	For an additional fee, the optional death benefit may be elected with this rider. Upon the death of the annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the MRWA over the base policy death benefit and then this rider will terminate.
Designated Funds Available - Policyholders who add these riders may only invest in the investment options listed. Investment options may not be available as a designated fund based on rider issue date.
Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
PLEASE NOTE: These investment options may not be available on all products, may vary for certain policies and may not be available for all policies. Please reference “Portfolios Associated With the Subaccount” Appendix in your prospectus for available funds. You cannot transfer any amount to any other non-designated subaccount without losing all your benefits under this rider.	TA Aegon Government Money Market
TA Asset Allocation - Conservative
TA Asset Allocation - Moderate
TA Asset Allocation - Growth
TA International Moderate Growth
TA Multi-Managed Balanced
Fixed Account GPOs or DCA Accounts	TA Aegon Government Money Market
TA Asset Allocation - Conservative
TA Asset Allocation - Moderate
TA Asset Allocation - Growth
TA International Moderate Growth
TA Multi-Managed Balanced
Fixed Account GPOs or DCA Accounts	TA Aegon Government Money Market
TA Asset Allocation - Conservative
TA Asset Allocation - Moderate
TA Asset Allocation - Moderate Growth
TA International Moderate Growth
TA Multi-Managed Balanced
Fixed Account GPOs or DCA Accounts
Withdrawal Benefits - See “Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” appendix for examples showing the effect of withdrawals on the WB.	The MAWA that can be withdrawn per calendar year under this rider is equal to the TWB multiplied by the For Life Withdrawal Percentage.
• Starting with January 1st following the annuitant's 59th birthday, the withdrawal percentage increases above 0% which creates a MAWA available under the rider for withdrawal.
• On each January 1st the MAWA will be reset equal to the greater of:
 1) The For Life TWB multiplied by the Withdrawal Percentage, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire MAWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next calendar year.	The MAWA that can be withdrawn per calendar year under this rider is equal to the TWB multiplied by the For Life Withdrawal Percentage.
• Starting with January 1st following the annuitant's 59th birthday, the withdrawal percentage increases above 0% which creates a MAWA available under the rider for withdrawal.
• On each January 1st the MAWA will be reset equal to the greater of:
 1) The For Life TWB multiplied by the Withdrawal Percentage, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire MAWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next calendar year.	The MAWA that can be withdrawn per calendar year under this rider is equal to the TWB multiplied by the For Life Withdrawal Percentage based on the annuitant's2 attained age at the time of the first withdrawal.
• Starting with January 1st following the annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a MAWA available under the rider for withdrawal.
• On each January 1st following the Rider Date, the MAWA will be reset equal to the greater of:
 1) The For Life TWB multiplied by the For Life Withdrawal Percentage based on the annuitant's2 attained age, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire MAWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next calendar year.

RIDER GRID VARIATIONS — (Continued)
Rider Name	5 For LifeSM3	5 For LifeSM with Growth 5 For LifeSM with Growth and Death[3]	Income SelectSM for Life[3]
Rider Form Number[1]	RGMB 12 0105	RGMB 14 0905 (Growth Only) RGMB 15 0905 (Growth and Death)	RGMB 18 0106 (w/o IE) RGMB 20 0106 (with IE)
Automatic Step-Up Benefit	N/A	N/A	N/A
Exercising Rider	• The policyholder is guaranteed to be able to withdraw up to the MAWA each calendar year even if the policy value is zero at the time of the withdrawal.
• If the policy value goes to zero, but the minimum withdrawal benefits are still guaranteed, the policyholder can no longer add premiums or take withdrawals in excess of the MAWA.
• The rider benefits cease when the annuitant has died (the withdrawals do not continue for the lifetime of any spouse who continues the policy when the original annuitant dies).	• The policyholder is guaranteed to be able to withdraw up to the MAWA each calendar year even if the policy value is zero at the time of the withdrawal.
• If the policy value goes to zero, but the minimum withdrawal benefits are still guaranteed, the policyholder can no longer add premiums or take withdrawals in excess of the MAWA.
• The rider benefits cease when the annuitant has died (the withdrawals do not continue for the lifetime of any spouse who continues the policy when the original annuitant dies).	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the MAWA each calendar year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant[2] has died.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an annuitant[2] this rider will pay an additional death benefit amount equal to the excess, if any, of the MRWA over the base policy death benefit.
Exercising the Income Enhancement Option: If qualifications are met, this optional feature doubles the income benefit percentage until the annuitant[2] is no longer confined (either has left the facility or deceased).
Qualifications:
–Confinement must be due to a medical necessity due to physical impairment; does not include dementia, Alzheimer's or other forms of mental illness.
–Must be the annuitant[2] who is confined.
–Waiting period of 1 year from the rider date before the increase in the income benefit percentage is applicable.
–Elimination period is 180 days within the last 12 months which can be satisfied during the waiting period.
–Proof of confinement is required. This may be a statement from a physician or a hospital or nursing facility administrator.
–Qualification standards can be met again on the annuitant's2 life.

RIDER GRID VARIATIONS — (Continued)
Rider Name	5 For LifeSM3	5 For LifeSM with Growth 5 For LifeSM with Growth and Death[3]	Income SelectSM for Life[3]
Rider Form Number[1]	RGMB 12 0105	RGMB 14 0905 (Growth Only) RGMB 15 0905 (Growth and Death)	RGMB 18 0106 (w/o IE) RGMB 20 0106 (with IE)
Income Benefit or Other Benefit Payout Considerations	N/A	Growth: The TWB will accumulate using the growth rate of 5% until the earlier of the first withdrawal or the 10th rider anniversary.	Growth: This optional feature rewards the policyholder for delaying their first withdrawal. The TWB will accumulate using the growth rate of 5% until the earlier of the first withdrawal or the 10th rider anniversary.
The income benefit percentage is determined by the annuitant's age at the time of the first withdrawal taken on or after January 1st following the annuitant's 59th birthday. The income benefit percentage is as follows:
Age 1st WDFor Life WD%

 55-58..................................0.0%
 59-64..................................4.5%
 65-69..................................5.0%
 70-74..................................5.5%
 75-79..................................6.0%
 80-84..................................6.5%
 85-89..................................7.0%
 90-94..................................7.5%
 95+......................................8.0%
Please note that once established at the time of the first withdrawal, the income benefit percentage will not increase even though the annuitant's age increases.
Rider Upgrade	• May upgrade their rider anytime after the 3rd anniversary as long as the annuitant meets age requirements in effect at that time.
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 90 years old.
• An upgrade will reset the TWB, MRWA and MAWA values.
• Rider Fee will be the fee that applies to the new rider at the time of upgrade.	• May upgrade their rider anytime after the 3rd anniversary as long as the annuitant meets age requirements in effect at that time.
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 81 years old.
• An upgrade will reset the TWB, MRWA and MAWA values.
• Rider Fee will be the fee that applies to the new rider at the time of upgrade.	• Upgrades allowed within 30 day window following the 1st rider anniversary and each rider anniversary thereafter.
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 81 years old.
• An upgrade will reset the MRWA, TWB, MAWA and the Income Benefit Percentage determination.
• Rider Fee will be the fee that applies to the new rider at the time of upgrade.
• Growth percentage will be the percentage available at the time of upgrade.
Rider Termination	• The rider will be terminated upon policy surrender, annuitization, annuitant death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• The policyholder must wait 3 years from the Rider Add Date to terminate.
• After the three-year waiting period, the policyholder may terminate the rider at any time.
• The rider will be terminated the date we receive written notice from you requesting termination.	• The rider will be terminated upon policy surrender, annuitization, annuitant death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• The policyholder must wait 3 years from the Rider Add Date to terminate.
• After the three-year waiting period, the policyholder may terminate the rider at any time.
• The rider will be terminated the date we receive written notice from you requesting termination.	• The rider will be terminated upon policy surrender, annuitization, annuitant[2] death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each rider anniversary.
• The rider will be terminated the date we receive written notice from you requesting termination.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice®	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]
Rider Form Number[1]	RGMB 27 0108 (w/o IE) RGMB 29 0108 (with IE)	RGMB 31 0708 (w/o IE) RGMB 33 0708 (with IE)	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)
Purpose of Rider	This is a GLWB rider that guarantees withdrawals for the annuitant's2 lifetime, regardless of policy value.
• The policyholder can withdraw the RWA each rider year until the death of the annuitant.[2]
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.	This is a GLWB rider that guarantees withdrawals for the annuitant's2 lifetime, regardless of policy value.
• The policyholder can withdraw the RWA each rider year until the death of the annuitant.[2]
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.	This is a GLWB rider that guarantees withdrawals for the annuitant's2 lifetime, regardless of policy value.
• The policyholder can withdraw the RWA each rider year until the death of the annuitant.[2]
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.
Availability	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age).
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age).
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age).
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.
Base Benefit and Optional Fees at issue
Percentage of WB. Additional option fees would be added to the base.

Single Life
(prior to 11/4/13)
Base Fee.....................................0.60%
DB Fee......................................0.25%
IE Benefit Fee............................0.15%
Joint Life
(prior to 11/4/13)
Base Fee.....................................0.90%
DB Fee......................................0.20%
IE Benefit Fee............................0.30%
Percentage of WB. Additional option fees would be added to the base.

Single Life
(1/19/09 - 11/3/13)
Base Fee.....................................0.90%
DB Fee......................................0.25%
IE Benefit Fee............................0.15%
(11/10/08 - 1/18/09)
Base Fee.....................................0.75%
DB Fee......................................0.25%
IE Benefit Fee............................0.15%
Joint Life
(1/19/09 - 11/3/13)
Base Fee.....................................0.90%
DB Fee......................................0.20%
IE Benefit Fee............................0.30%
(11/10/08 - 1/18/09)
Base Fee.....................................0.75%
DB Fee......................................0.20%
IE Benefit Fee............................0.30%
Fee based on designated allocation groups and the optional benefits selected. If you elect a combination of designated allocations from among the various groups below, then your fee will be based on a weighted average of your choices.

Base Benefit Fees
(2/21/11 - 11/3/13)
Group A....................................1.40%
Group B....................................1.00%
Group C....................................0.45%
Additional option fees would be added to the base and are as follows:
DB Single Life...........................0.25%
DB Joint Life.............................0.20%
IE Single Life.............................0.15%
IE Joint Life..............................0.30%
Base Benefit Fees
(9/21/09 - 2/2011)
Group A....................................1.25%
Group B....................................0.90%
Group C....................................0.40%
Additional option fees would be added to the base and are as follows:
DB Single Life...........................0.25%
DB Joint Life.............................0.20%
IE Single Life.............................0.15%
IE Joint Life..............................0.30%

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice®	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]
Rider Form Number[1]	RGMB 27 0108 (w/o IE) RGMB 29 0108 (with IE)	RGMB 31 0708 (w/o IE) RGMB 33 0708 (with IE)	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)
Fee Frequency	• Fee is deducted annually during the accumulation phase on each rider anniversary. • A pro-rated fee is deducted at the time the rider is terminated or upgraded.	• Fee is deducted annually during the accumulation phase on each rider anniversary. • A pro-rated fee is deducted at the time the rider is terminated or upgraded.	• The fee is calculated at issue and each subsequent rider quarter for the upcoming quarter based on the fund values and WB at that point in time and stored.
• Deducted at each rider quarterversary in arrears during the accumulation phase.
• The fee is calculated on a quarterly basis and varies depending on the fund allocation option you have chosen.
• A “rider fee adjustment” will be applied for transfers between allocation groups and for subsequent premium payments and withdrawals that change the withdrawal base.
• The base rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period.
• The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be allocated.
• A pro-rated fee is deducted at the time the rider is terminated or upgraded.
Death Benefit	For an additional fee, the optional death benefit may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the base policy death benefit and then this rider will terminate.
The RDB does not reset due to the automatic step-up feature.	For an additional fee, the optional death benefit may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the base policy death benefit and then this rider will terminate.
The RDB does not reset due to the automatic step-up feature.	For an additional fee, the optional death benefit may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the base policy death benefit and then this rider will terminate.
The RDB does not reset due to the automatic step-up feature.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice®	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]
Rider Form Number[1]	RGMB 27 0108 (w/o IE) RGMB 29 0108 (with IE)	RGMB 31 0708 (w/o IE) RGMB 33 0708 (with IE)	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)
Designated Funds Available - Policyholders who add these riders may only invest in the investment options listed. Investment options may not be available as a designated fund based on rider issue date.
Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
PLEASE NOTE: These investment options may not be available on all products, may vary for certain policies and may not be available for all policies. Please reference “Portfolios Associated With the Subaccount” Appendix in your prospectus for available funds. You cannot transfer any amount to any other non-designated subaccount without losing all your benefits under this rider.	AB Balanced Wealth Strategy Portfolio
American Funds - Asset Allocation Fund
American Funds - Bond Fund
Fidelity VIP Balanced Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund
State Street Total Return V.I.S. Fund
TA Aegon Government Money Market
TA Aegon U.S. Government Securities
TA AB Dynamic Allocation
TA Asset Allocation - Conservative
TA Asset Allocation - Moderate Growth
TA Asset Allocation - Moderate
TA BlackRock Global Allocation
TA BlackRock Tactical Allocation
TA International Moderate Growth
TA JPMorgan Core Bond
TA JPMorgan Tactical Allocation
TA Managed Risk – Balanced ETF
TA Managed Risk – Conservative ETF
TA Managed Risk – Growth ETF
TA Multi-Managed Balanced
TA PineBridge Inflation Opportunities
TA PIMCO Total Return
TA QS Investors Active Asset Allocation - Conservative
TA QS Investors Active Asset Allocation – Moderate Growth
TA QS Investors Active Asset Allocation - Moderate
Fixed Account GPOs or DCA Accounts	AB Balanced Wealth Strategy Portfolio
American Funds - Asset Allocation Fund
American Funds - Bond Fund
Fidelity VIP Balanced Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund
State Street Total Return V.I.S. Fund
TA Aegon Government Money Market
TA Aegon U.S. Government Securities
TA AB Dynamic Allocation
TA Asset Allocation - Conservative
TA Asset Allocation - Moderate Growth
TA Asset Allocation - Moderate
TA BlackRock Global Allocation
TA BlackRock Tactical Allocation
TA International Moderate Growth
TA JPMorgan Core Bond
TA JPMorgan Tactical Allocation
TA Managed Risk – Balanced ETF
TA Managed Risk- Conservative ETF
TA Managed Risk – Growth ETF
TA Multi-Managed Balanced
TA PineBridge Inflation Opportunities
TA PIMCO Total Return
TA QS Investors Active Asset Allocation - Conservative
TA QS Investors Active Asset Allocation – Moderate Growth
TA QS Investors Active Asset Allocation - Moderate
Fixed Account GPOs or DCA Accounts	Designated Allocation Group A
AB Balanced Wealth Strategy Portfolio
American Funds - Asset Allocation Fund
Fidelity VIP Balanced Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund
State Street Total Return V.I.S. Fund
TA Asset Allocation - Moderate Growth
TA BlackRock Smart Beta 50
TA BlackRock Global Allocation Managed Risk - Growth
TA International Moderate Growth
TA Managed Risk – Growth ETF
TA Multi-Managed Balanced
TA QS Investors Active Asset Allocation – Moderate Growth
Designated Allocation Group B
TA Asset Allocation – Moderate
TA American Funds Managed Risk - Balanced
TA BlackRock Global Allocation
TA BlackRock Global Allocation Managed Risk - Balanced
TA BlackRock Tactical Allocation
TA Managed Risk – Balanced ETF
TA QS Investors Active Asset Allocation - Moderate
Designated Allocation Group C
American Funds - Bond Fund
TA Aegon Government Money Market
TA Aegon U.S. Government Securities
TA AB Dynamic Allocation
TA Asset Allocation - Conservative
TA JPMorgan Core Bond
TA JPMorgan Tactical Allocation
TA Managed Risk – Conservative ETF
TA PineBridge Inflation Opportunities
TA PIMCO Total Return
TA QS Investors Active Asset Allocation - Conservative
Fixed Account
Allocation Methods	N/A	N/A	N/A

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice®	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]
Rider Form Number[1]	RGMB 27 0108 (w/o IE) RGMB 29 0108 (with IE)	RGMB 31 0708 (w/o IE) RGMB 33 0708 (with IE)	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)
Withdrawal Benefits - See “Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” appendix for examples showing the effect of withdrawals on the WB.
The percentage is determined by the attained age of the annuitant[2] at the time of the first withdrawal.

Age 1st WDFor Life WD%
 0-58....................................0.0%
 59-69..................................5.0%
 70-79..................................6.0%
 80+......................................7.0%
• Starting the rider anniversary following the annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the annuitant[2] at the time of their first withdrawal if applicable, and
 2) the RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.
The percentage is determined by the attained age of the annuitant[2] at the time of the first withdrawal.

Age 1st WDSingle Life WD%
 0-58....................................0.0%
 59-69..................................5.0%
 70-79..................................6.0%
 80+......................................7.0%
Age 1st WDJoint Life WD%

 0-58....................................0.0%
 59-69..................................4.5%
 70-79..................................5.5%
 80+ .....................................6.5%
• Starting the rider anniversary following the annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the annuitant[2] at the time of their first withdrawal if applicable, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.
The percentage (after 2/1/2010) is determined by the attained age of the annuitant[2] at the time of the first withdrawal.

Age 1st WDSingle Life WD%
 0 - 58..................................0.0%
 59-64..................................4.0%
 65-74..................................5.0%
 75 + .....................................6.0%
Age 1st WDJoint Life WD%
 0 - 58..................................0.0%
 59-64..................................3.5%
 65-74..................................4.5%
 75 + .....................................5.5%
NOTE: Prior to 2/1/2010 the age bands regarding the withdrawal percentages above were as follows:
 0-58 59-69 70-79 80+
• Starting the rider anniversary following the annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the annuitant[2] at the time of their first withdrawal if applicable, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice®	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]
Rider Form Number[1]	RGMB 27 0108 (w/o IE) RGMB 29 0108 (with IE)	RGMB 31 0708 (w/o IE) RGMB 33 0708 (with IE)	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)
Automatic Step-Up Benefit	On each rider anniversary, the WB will be set to the greatest of:
1) The current WB:
2) The policy value on the rider anniversary;
3) The highest policy value on a rider monthiversarySM*; or
4) The current WB immediately prior to anniversary processing increased by the growth rate percentage**
* Item 3) is set to zero if there have been any excess withdrawals in the current rider year.
** Item 4) is set to zero after the first 10 rider years or if there have been any withdrawals in the current rider year.
A step-up will occur if the largest value is either 2) or 3) above. A step-up will allow us to change the rider fee percentage after the 5th rider anniversary.
• If the largest value is 1) or 4) above, this is not considered a step-up.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an owner rejects an automatic step-up, they retain the right to all future automatic step-ups.	On each rider anniversary, the WB will be set to the greatest of:
1) The current WB:
2) The policy value on the rider anniversary;
3) The highest policy value on a rider monthiversarySM*; or
4) The current WB immediately prior to anniversary processing increased by the growth rate percentage**
* Item 3) is set to zero if there have been any excess withdrawals in the current rider year.
** Item 4) is set to zero after the first 10 rider years or if there have been any withdrawals in the current rider year.
A step-up will occur if the largest value is either 2) or 3) above. A step-up will allow us to change the rider fee percentage after the 5th rider anniversary.
• If the largest value is 1) or 4) above, this is not considered a step-up.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an owner rejects an automatic step-up, they retain the right to all future automatic step-ups.	On each rider anniversary, the WB will be set to the greatest of:
1) The current WB:
2) The policy value on the rider anniversary;
3) The highest policy value on a rider monthiversarySM*; or
4) The current WB immediately prior to anniversary processing increased by the growth rate percentage**
* Item 3) is set to zero if there have been any excess withdrawals in the current rider year.
** Item 4) is set to zero after the first 10 years or if there have been any withdrawals in the current rider year.
A step-up will occur if the largest value is either 2) or 3) above. A step-up will allow us to change the rider fee percentage after the 5th rider anniversary.
• If the largest value is 1) or 4) above, this is not considered a step-up.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee. Must be in writing.
• If an owner rejects an automatic step-up, they retain the right to all future automatic step-ups.
NOTE: The benefit percentage will also increase if you have crossed into another age band prior to an automatic step-ups after the election date.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice®	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]
Rider Form Number[1]	RGMB 27 0108 (w/o IE) RGMB 29 0108 (with IE)	RGMB 31 0708 (w/o IE) RGMB 33 0708 (with IE)	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)
Exercising Rider	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each calendar year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant[2] has died.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the greater of the base policy death benefit or any GMDB.
Exercising the Income Enhancement Option:
If qualifications are met, this optional feature doubles the income benefit percentage until the annuitant[2] is no longer confined (either has left the facility or deceased).
Qualifications:
–Confinement must be due to a medical necessity due to physical or cognitive ailment.
–Must be the annuitant[2] who is confined.
–Waiting period of 1 year from the rider date before the increase in the income benefit percentage is applicable.
–Elimination period is 180 days within the last 12 months which can be satisfied during the waiting period.
–Proof of confinement is required. This may be a statement from a physician or a hospital or nursing facility administrator.
–Qualification standards can be met again on the annuitant's2 life.	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each calendar year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant[2] has died.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the greater of the base policy death benefit or any GMDB.
Exercising the Income Enhancement Option:
If qualifications are met, this optional feature doubles the income benefit percentage until the annuitant[2] is no longer confined (either has left the facility or deceased).
Qualifications:
–Confinement must be due to a medical necessity due to physical or cognitive ailment.
–Must be the annuitant[2] who is confined.
–Waiting period of 1 year from the rider date before the increase in the income benefit percentage is applicable.
–Elimination period is 180 days within the last 12 months which can be satisfied during the waiting period.
–Proof of confinement is required. This may be a statement from a physician or a hospital or nursing facility administrator.
–Qualification standards can be met again on the annuitant's2 life.	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each rider year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant[2] has died.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the greater of the base policy death benefit or any GMDB.
Exercising the Income Enhancement Option:
If qualifications are met, this optional feature doubles the income benefit percentage until the annuitant[2] is no longer confined (either has left the facility or deceased).
Qualifications:
–Confinement must be due to a medical necessity due to physical or cognitive ailment.
–Must be the annuitant[2] who is confined.
–Waiting period of 1 year from the rider date before the increase in the income benefit percentage is applicable.
–Elimination period is 180 days within the last 12 months which can be satisfied during the waiting period.
–Proof of confinement is required. This may be a statement from a physician or a hospital or nursing facility administrator.
–Qualification standards can be met again on the annuitant's2 life.
Income Benefit or Other Benefit Payout Considerations	Growth: Benefit is not elected separately, but is built into the rider. The WB will grow at 5% growth annually. This will only be credited on the rider anniversary for up to 10 rider years. If a withdrawal has occurred in the current rider year the 5% growth will not be applied.
NOTE: There is not an adjustment or credit for partial years of interest. Growth is not accumulated daily. Only calculated at the end of the year if no withdrawals were taken.	Growth: Benefit is not elected separately, but is built into the rider. The WB will grow at 5% growth annually. This will only be credited on the rider anniversary for up to 10 rider years. If a withdrawal has occurred in the current rider year the 5% growth will not be applied.
Double Withdrawal Base Feature: If no withdrawals have been made within the first 10 rider years or the anniversary following attained age 67, the WB on that rider anniversary will be the greater of;
1) the current WB; or
2) premiums applied within 90 days of the rider date multiplied by 2.
NOTE: There is not an adjustment or credit for partial years of interest. Growth is not accumulated daily. Only calculated at the end of the year if no withdrawals were taken.	Growth: Benefit is not elected separately, but is built into the rider. The WB will grow at 5% growth annually. This will only be credited on the rider anniversary for up to 10 rider years. If a withdrawal has occurred in the current rider year the 5% growth will not be applied.
NOTE: There is not an adjustment or credit for partial years of interest. Growth is not accumulated daily. Only calculated at the end of the year if no withdrawals were taken.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice®	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]
Rider Form Number[1]	RGMB 27 0108 (w/o IE) RGMB 29 0108 (with IE)	RGMB 31 0708 (w/o IE) RGMB 33 0708 (with IE)	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)
Rider Upgrade	• Upgrades allowed within a 30 day window following each successive 5th rider anniversary.
• Rider availability and fees may vary at time of upgrade
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 85 years old.
• An upgrade will reset the WB, RDB, RWA and Income Benefit determination.
• Rider Fee Percentage will be the fee percentage that applies to the new rider at the time of upgrade.
• Growth percentage will be the percentage available at the time of upgrade.	• Upgrades allowed within a 30 day window following each successive 5th rider anniversary.
• Rider availability and fees may vary at time of upgrade
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 85 years old.
• An upgrade will reset the WB, RDB, RWA and Income Benefit determination.
• Rider Fee Percentage will be the fee percentage that applies to the new rider at the time of upgrade.
• Growth percentage will be the percentage available at the time of upgrade.	• Upgrades allowed within a 30 day window following each successive 5th rider anniversary.
• Rider availability and fees may vary at time of upgrade
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 85 years old.
• An upgrade will reset the WB and RDB.
• Rider Fee Percentage will be the fee percentage that applies to the new rider at the time of upgrade.
• Growth percentage will be the percentage available at the time of upgrade.
Rider Termination	• The rider can be “free looked” within 30 days of issue. The request must be made in writing.
• The rider will be terminated upon policy surrender, annuitization, annuitant[2] death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each successive 5th rider anniversary.
• After termination, there is no wait period to re-add the rider, assuming the rider is still being offered.
• The rider will be terminated the date we receive written notice from you requesting termination.	• The rider can be “free looked” within 30 days of issue. The request must be made in writing.
• The rider will be terminated upon policy surrender, annuitization, annuitant[2] death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each successive 5th rider anniversary.
• After termination, there is no wait period to re-add the rider, assuming the rider is still being offered.
• The rider will be terminated the date we receive written notice from you requesting termination.	• The rider can be “free looked” within 30 days of issue. The request must be made in writing.
• The rider will be terminated upon policy surrender, annuitization, annuitant[2] death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each successive 5th rider anniversary.
• After termination, there is no wait period to re-add the rider, assuming the rider is still being offered.
• The rider will be terminated the date we receive written notice from you requesting termination.

Rider Name	Retirement Income Max®[3]	Retirement Income Choice® 1.2[3]	Retirement Income Choice® 1.6[3]
Rider Form Number[1]	RGMB 41 0513 - (Single Life) RGMB 41 0513 - (Joint Life)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)	RGMB 37 0809 - (w/o IE) RGMB 38 0809 - (with IE)
Purpose of Rider	This is a GLWB rider that guarantees withdrawals for the annuitant's2 lifetime, regardless of policy value.
• The policyholder can withdraw the RWA each rider year until the death of the annuitant.[2]
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.	This is a GLWB rider that guarantees withdrawals for the annuitant's2 lifetime, regardless of policy value.
• The policyholder can withdraw the RWA each rider year until the death of the annuitant.[2]
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.	This is a GLWB rider that guarantees withdrawals for the annuitant's2 lifetime, regardless of policy value.
• The policyholder can withdraw the RWA each rider year until the death of the annuitant.[2]
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Max®[3]	Retirement Income Choice® 1.2[3]	Retirement Income Choice® 1.6[3]
Rider Form Number[1]	RGMB 41 0513 - (Single Life) RGMB 41 0513 - (Joint Life)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)	RGMB 37 0809 - (w/o IE) RGMB 38 0809 - (with IE)
Availability	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age).
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age).
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age).
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.
Base Benefit and Optional Fees at issue	You may contact us at for the current Rate Sheet Supplement applicable for this rider.For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.	Fee based on designated allocation groups and the optional benefits selected. If you elect a combination of designated allocations from among the various groups below, then your fee will be based on a weighted average of your choices.
Base Benefit Fees

(12/12/11 - 11/3/13)
OAM Option............................1.25%
Group A....................................1.55%
Group B....................................1.10%
Group C....................................0.70%
Additional option fees would be added to the base and are as follows:
DB Single Life...........................0.25%
DB Joint Life.............................0.20%
IE Single Life.............................0.30%
IE Joint Life..............................0.50%
Base Benefit Fees

(2/21/11 - 12/12/11):
OAM Option............................1.20%
Group A....................................1.40%
Group B....................................1.00%
Group C....................................0.45%
Additional option fees would be added to the base and are as follows:
DB Single Life...........................0.25%
DB Joint Life.............................0.20%
IE Single Life.............................0.15%
IE Joint Life..............................0.30%
Base Benefit Fees

(5/1/09 - 2/20/11):
OAM Option............................1.10%
Group A....................................1.25%
Group B....................................0.90%
Group C....................................0.40%
Additional option fees would be added to the base and are as follows:
DB Single Life...........................0.25%
DB Joint Life.............................0.20%
IE Single Life.............................0.15%
IE Joint Life..............................0.30%	Fee based on designated allocation groups and the optional benefits selected. If you elect a combination of designated allocations from among the various groups below, then your fee will be based on a weighted average of your choices.You may contact us at for the current Rate Sheet Supplement applicable for this rider.
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Max®[3]	Retirement Income Choice® 1.2[3]	Retirement Income Choice® 1.6[3]
Rider Form Number[1]	RGMB 41 0513 - (Single Life) RGMB 41 0513 - (Joint Life)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)	RGMB 37 0809 - (w/o IE) RGMB 38 0809 - (with IE)
Fee Frequency	• The fee is calculated at issue and each subsequent rider quarter for the upcoming quarter based on the fund values and WB at that point in time and stored.
• Deducted at each rider quarterversary in arrears during the accumulation phase.
• The fee is calculated on a quarterly basis and varies depending on the fund allocation option you have chosen.
• A “rider fee adjustment” will be applied for transfers between allocation groups and for subsequent premium payments and withdrawals that change the withdrawal base.
• The base rider fee adjustment will be calculated using the same formula as the base rider fee.
• The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be allocated.
• A pro-rated fee is deducted at the time the rider is terminated or upgraded.	• The fee is calculated at issue and each subsequent rider quarter for the upcoming quarter based on the fund values and WB at that point in time and stored.
• Deducted at each rider quarterversary in arrears during the accumulation phase.
• The fee is calculated on a quarterly basis and varies depending on the fund allocation option you have chosen.
• A “rider fee adjustment” will be applied for transfers between allocation groups and for subsequent premium payments and withdrawals that change the withdrawal base.
• The base rider fee adjustment will be calculated using the same formula as the base rider fee.
• The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be allocated.
• A pro-rated fee is deducted at the time the rider is terminated or upgraded.	• The fee is calculated at issue and each subsequent rider quarter for the upcoming quarter based on the fund values and WB at that point in time and stored.
• Deducted at each rider quarterversary in arrears during the accumulation phase.
• The fee is calculated on a quarterly basis and varies depending on the fund allocation option you have chosen.
• A “rider fee adjustment” will be applied for transfers between allocation groups and for subsequent premium payments and withdrawals that change the withdrawal base.
• The base rider fee adjustment will be calculated using the same formula as the base rider fee.
• The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be allocated.
• A pro-rated fee is deducted at the time the rider is terminated or upgraded.
Death Benefit	N/A	For an additional fee, the optional death benefit may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the base policy death benefit and then this rider will terminate.
The RDB does not reset due to the automatic step-up feature.	For an additional fee, the optional death benefit may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the base policy death benefit and then this rider will terminate.
The RDB does not reset due to the automatic step-up feature.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Max®[3]	Retirement Income Choice® 1.2[3]	Retirement Income Choice® 1.6[3]
Rider Form Number[1]	RGMB 41 0513 - (Single Life) RGMB 41 0513 - (Joint Life)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)	RGMB 37 0809 - (w/o IE) RGMB 38 0809 - (with IE)
Designated Funds Available - Policyholders who add these riders may only invest in the investment options listed. Investment options may not be available as a designated fund based on rider issue date.
Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
PLEASE NOTE: These investment options may not be available on all products, may vary for certain policies and may not be available for all policies. Please reference “Portfolios Associated With the Subaccount” Appendix in your prospectus for available funds. You cannot transfer any amount to any other non-designated subaccount without losing all your benefits under this rider.	American Funds Bond Fund
TA Aegon Government Money Market
TA Aegon US Government Securities
TA AB Dynamic Allocation
TA American Funds Managed Risk - Balanced
TA Asset Allocation - Conservative
TA Asset Allocation - Moderate
TA JPMorgan Core Bond
TA JPMorgan Tactical Allocation
TA Legg Mason Dynamic Allocation - Balanced
TA Market Participation Strategy
TA Managed Risk – Balanced ETF
TA Managed Risk – Conservative ETF
TA PineBridge Inflation Opportunities
TA PIMCO Tactical – Balanced
TA PIMCO Tactical - Conservative
TA PIMCO Total Return
TA QS Investors Active Asset Allocation - Conservative
TA QS Investors Active Asset Allocation - Moderate
Fixed Account	Designated Allocation Group A
AB Balanced Wealth Strategy Portfolio
American Funds - Asset Allocation Fund
Fidelity VIP Balanced Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund
State Street Total Return V.I.S. Fund
TA Asset Allocation - Moderate Growth
TA BlackRock Smart Beta 50
TA BlackRock Global Allocation Managed Risk - Growth
TA International Moderate Growth
TA Janus Balanced
TA Legg Mason Dynamic Allocation - Growth
TA Managed Risk – Growth ETF
TA Multi-Managed Balanced
TA PIMCO Tactical - Growth
TA QS Investors Active Asset Allocation – Moderate Growth
Designated Allocation Group B
TA American Funds Managed Risk - Balanced
TA Asset Allocation - Moderate
TA BlackRock Global Allocation
TA BlackRock Global Allocation Managed Risk - Balanced
TA BlackRock Tactical Allocation
TA Legg Mason Dynamic Allocation - Balanced
TA Managed Risk – Balanced ETF
TA Market Participation Strategy
TA PIMCO Tactical - Balanced
TA QS Investors Active Asset Allocation – Moderate
Designated Allocation Group C
American Funds Bond Fund
TA Aegon Government Money Market
TA Aegon US Government Securities
TA AB Dynamic Allocation
TA Asset Allocation - Conservative
TA JPMorgan Core Bond
TA JPMorgan Tactical Allocation
TA Managed Risk – Conservative ETF
TA PineBridge Inflation Opportunities
TA PIMCO Tactical - Conservative
TA PIMCO Total Return
TA QS Investors Active Asset Allocation - Conservative
Fixed Account	Designated Allocation Group A
TA Asset Allocation - Moderate Growth
TA BlackRock Smart Beta 50
TA BlackRock Global Allocation
TA BlackRock Global Allocation Managed Risk - Growth
TA International Moderate Growth
TA Janus Balanced
TA Legg Mason Dynamic Allocation - Growth
TA Managed Risk – Growth ETF
TA Multi-Managed Balanced
TA PIMCO Tactical - Growth
TA QS Investors Active Asset Allocation – Moderate Growth
Designated Allocation Group B
TA American Funds Managed Risk - Balanced
TA Asset Allocation - Moderate
TA BlackRock Global Allocation
TA BlackRock Global Allocation Managed Risk - Balanced
TA BlackRock Tactical Allocation
TA Legg Mason Dynamic Allocation - Balanced
TA Managed Risk – Balanced ETF
TA Market Participation Strategy
TA PIMCO Tactical - Balanced
TA QS Investors Active Asset Allocation - Moderate
Designated Allocation Group C
American Funds Bond Fund
TA Aegon Government Money Market
TA Aegon US Government Securities
TA AB Dynamic Allocation
TA Asset Allocation - Conservative
TA JPMorgan Core Bond
TA JPMorgan Tactical Allocation
TA Managed Risk – Conservative ETF
TA PineBridge Inflation Opportunities
TA PIMCO Tactical - Conservative
TA PIMCO Total Return
TA QS Investors Active Asset Allocation - Conservative
Fixed Account

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Max®[3]	Retirement Income Choice® 1.2[3]	Retirement Income Choice® 1.6[3]
Rider Form Number[1]	RGMB 41 0513 - (Single Life) RGMB 41 0513 - (Joint Life)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)	RGMB 37 0809 - (w/o IE) RGMB 38 0809 - (with IE)
Allocation Methods	N/A	Open Allocation Method (OAM):
• This program will automatically allocate assets from the policyholder's separate accounts to a subaccount of our choosing when the policy value has dropped relative to the guaranteed amount.
• If the policy value increases enough in relation to the guaranteed amounts, the money will be moved back into the separate accounts (pro-rata based on the policy holder's current separate account values).
• The allocation of assets between the accounts is at our sole discretion but will initially use modern financial theory to determine the correct allocation.
• The policyholder may not allocate premium payments to, nor transfer policy value into or out of the OAM investment options.
		Current OA Subaccount: TA ProFund UltraBear	N/A

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Max®[3]	Retirement Income Choice® 1.2[3]	Retirement Income Choice® 1.6[3]
Rider Form Number[1]	RGMB 41 0513 - (Single Life) RGMB 41 0513 - (Joint Life)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)	RGMB 37 0809 - (w/o IE) RGMB 38 0809 - (with IE)
Withdrawal Benefits - See “Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” and “Adjusted Partial Withdrawals - Income Link” appendices for examples showing the effect of withdrawals on the WB.	The percentage is determined by the attained age of the annuitant[2] at the time of the first withdrawal.
Please see the Prior Withdrawal and Growth Percentages Appendix in the Statement of Additional Information for your applicable Withdrawal Percentage.
• Starting the rider anniversary following the annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the annuitant[2] at the time of their first withdrawal if applicable, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.
The percentage (after 12/12/2011) is determined by the attained age of the annuitant[2] at the time of the first withdrawal.

Age 1st WDSingle Life WD%
 0 - 58..................................0.0%
 59-64..................................4.0%
 65-79..................................5.0%
 80 + .....................................6.0%
Age 1st WDJoint Life WD%
 0 - 58..................................0.0%
 59-64..................................3.5%
 65-79..................................4.5%
 80 + .....................................5.5%
NOTE: Prior to 2/1/2010 the age bands regarding the withdrawal percentages above were as follows:
 0-58 59-69 70-79 80+
–After 2/1/2010 and prior to 12/12/2011 the age bands regarding the withdrawal percentages above were as follows:
 0-58 59-64 65-74 75+
• Starting the rider anniversary following the annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the annuitant[2] at the time of their first withdrawal if applicable, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.
The percentage is determined by the attained age of the annuitant[2] at the time of the first withdrawal.

Single Life Riders
Age 1st WDSingle Life WD%
 0 - 58..................................0.0%
 59-64..................................4.0%
 65-79..................................5.0%
 80 + .....................................6.0%
Joint Life Riders
Issued on or after 5/1/14
Age 1st WDJoint Life WD%
 0 - 58..................................0.0%
 59-64..................................4.0%
 65-79..................................5.0%
 80 + .....................................6.0%
Issued prior to 5/1/14
 0 - 58..................................0.0%
 59-64..................................3.5%
 65-79..................................4.5%
 80 + ....................................5.5%
• Starting the rider anniversary following the annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the annuitant[2] at the time of their first withdrawal if applicable, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Max®[3]	Retirement Income Choice® 1.2[3]	Retirement Income Choice® 1.6[3]
Rider Form Number[1]	RGMB 41 0513 - (Single Life) RGMB 41 0513 - (Joint Life)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)	RGMB 37 0809 - (w/o IE) RGMB 38 0809 - (with IE)
Automatic Step-Up Benefit	On each rider anniversary, the WB will be set to the greatest of:
1) The current WB:
2) The policy value on the rider anniversary;
3) The highest policy value on a rider monthiversarySM*; or
4) The current WB immediately prior to anniversary processing increased by the growth rate percentage**
* Item 3) is set to zero if there have been any excess withdrawals in the current rider year.
** Item 4) is set to zero after the first 10 years or if there have been any withdrawals in the current rider year.
A step-up will occur if the largest value is either 2) or 3) above. A step-up will allow us to change the rider fee percentage after the 5th rider anniversary.
• If the largest value is 1) or 4) above, this is not considered a step-up.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an owner rejects an automatic step-up, they retain the right to all future automatic step-ups.
NOTE: The benefit percentage will also increase if you have crossed into another age band prior to an automatic step-ups after the election date.	On each rider anniversary, the WB will be set to the greatest of:
1) The current WB:
2) The policy value on the rider anniversary;
3) The highest policy value on a rider monthiversarySM*; or
4) The current WB immediately prior to anniversary processing increased by the growth rate percentage**
* Item 3) is set to zero if there have been any excess withdrawals in the current rider year.
** Item 4) is set to zero after the first 10 years or if there have been any withdrawals in the current rider year.
A step-up will occur if the largest value is either 2) or 3) above. A step-up will allow us to change the rider fee percentage after the 5th rider anniversary.
• If the largest value is 1) or 4) above, this is not considered a step-up.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an owner rejects an automatic step-up, they retain the right to all future automatic step-ups.
NOTE: The benefit percentage will also increase if you have crossed into another age band prior to an automatic step-ups after the election date.	On each rider anniversary, the WB will be set to the greatest of:
1) The current WB:
2) The policy value on the rider anniversary;
3) The highest policy value on a rider monthiversarySM*; or
4) The current WB immediately prior to anniversary processing increased by the growth rate percentage**
* Item 3) is set to zero if there have been any excess withdrawals in the current rider year.
** Item 4) is set to zero after the first 10 years or if there have been any withdrawals in the current rider year.
A step-up will occur if the largest value is either 2) or 3) above. A step-up will allow us to change the rider fee percentage after the 5th rider anniversary.
• If the largest value is 1) or 4) above, this is not considered a step-up.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an owner rejects an automatic step-up, they retain the right to all future automatic step-ups.
NOTE: The benefit percentage will also increase if you have crossed into another age band prior to an automatic step-ups after the election date.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Max®[3]	Retirement Income Choice® 1.2[3]	Retirement Income Choice® 1.6[3]
Rider Form Number[1]	RGMB 41 0513 - (Single Life) RGMB 41 0513 - (Joint Life)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)	RGMB 37 0809 - (w/o IE) RGMB 38 0809 - (with IE)
Exercising Rider	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each rider year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant[2] has died.	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each rider year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant[2] has died.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the greater of the base policy death benefit or any GMDB.
Exercising the Income Enhancement Option:
If qualifications are met, this optional feature doubles the income benefit percentage until the annuitant[2] is no longer confined (either has left the facility or deceased).
Qualifications:
–Confinement must be due to a medical necessity due to physical or cognitive ailment.
–Must be the annuitant[2] who is confined.
–Waiting period of 1 year from the rider date before the increase in the income benefit percentage is applicable.
–Elimination period is 180 days within the last 12 months which can be satisfied during the waiting period.
–Proof of confinement is required. This may be a statement from a physician or a hospital or nursing facility administrator.
–Qualification standards can be met again on the annuitant's2 life.	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each rider year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant[2] has died.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the greater of the base policy death benefit or any GMDB.
Exercising the Income Enhancement Option:
If qualifications are met, this optional feature doubles the income benefit percentage until the annuitant[2] is no longer confined (either has left the facility or deceased).
Qualifications:
–Confinement must be due to a medical necessity due to physical or cognitive ailment.
–Must be the annuitant[2] who is confined.
–Waiting period of 1 year from the rider date before the increase in the income benefit percentage is applicable.
–Elimination period is 180 days within the last 12 months which can be satisfied during the waiting period.
–Proof of confinement is required. This may be a statement from a physician or a hospital or nursing facility administrator.
–Qualification standards can be met again on the annuitant's2 life.
Income Benefit or Other Benefit Payout Considerations	Growth: Benefit is not elected separately, but is built into the rider. The WB will grow annually. This will only be credited on the rider anniversary for up to 10 rider years. If a withdrawal has occurred in the current rider year growth will not be applied.
Please see the Prior Withdrawal and Growth Percentages Appendix in the Statement of Additional Information for your applicable Growth Percentage.
NOTE: There is not an adjustment or credit for partial years of interest. Growth is not accumulated daily. Only calculated at the end of the year if no withdrawals were taken.	Growth: Benefit is not elected separately, but is built into the rider. The WB will grow at 5% growth annually. This will only be credited on the rider anniversary for up to 10 rider years. If a withdrawal has occurred in the current rider year the 5% growth will not be applied.
NOTE: There is not an adjustment or credit for partial years of interest. Growth is not accumulated daily. Only calculated at the end of the year if no withdrawals were taken.	Growth: Benefit is not elected separately, but is built into the rider. The WB will grow annually. This will only be credited on the rider anniversary for up to 10 rider years. If a withdrawal has occurred in the current rider year growth will not be applied.
For riders issued on or after

May 1, 2014................................5.5%
For riders issued prior to
May 1, 2014................................5.0%
NOTE: There is not an adjustment or credit for partial years of interest. Growth is not accumulated daily. Only calculated at the end of the year if no withdrawals were taken.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Max®[3]	Retirement Income Choice® 1.2[3]	Retirement Income Choice® 1.6[3]
Rider Form Number[1]	RGMB 41 0513 - (Single Life) RGMB 41 0513 - (Joint Life)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)	RGMB 37 0809 - (w/o IE) RGMB 38 0809 - (with IE)
Rider Upgrade	N/A	• Upgrades allowed within a 30 day window following each successive 5th rider anniversary.
• Rider availability and fees may vary at time of upgrade
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 85 years old.
• An upgrade will reset the WB and RDB.
• Rider Fee Percentage will be the fee percentage that applies to the new rider at the time of upgrade.
• Growth percentage will be the percentage available at the time of upgrade.	• Upgrades allowed within a 30 day window following each successive 5th rider anniversary.
• Rider availability and fees may vary at time of upgrade
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 85 years old.
• An upgrade will reset the WB and RDB.
• Rider Fee Percentage will be the fee percentage that applies to the new rider at the time of upgrade.
• Growth percentage will be the percentage available at the time of upgrade.
Rider Termination	• The rider can be “free looked” within 30 days of issue. The request must be made in writing.
• The rider will be terminated upon policy surrender, annuitization, annuitant[2] death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each successive 5th rider anniversary.
• The rider will be terminated the date we receive written notice from you requesting termination.
• After termination, there is no wait period to re-add the rider, assuming the rider is still being offered.	• The rider can be “free looked” within 30 days of issue. The request must be made in writing.
• The rider will be terminated upon policy surrender, annuitization, annuitant[2] death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each successive 5th rider anniversary.
• The rider will be terminated the date we receive written notice from you requesting termination.
• After termination, there is no wait period to re-add the rider, assuming the rider is still being offered.	• The rider can be “free looked” within 30 days of issue. The request must be made in writing.
• The rider will be terminated upon policy surrender, annuitization, annuitant[2] death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each successive 5th rider anniversary.
• The rider will be terminated the date we receive written notice from you requesting termination.
• After termination, there is no wait period to re-add the rider, assuming the rider is still being offered.
(1)	Rider form number may be found on the bottom left corner of your rider pages.
(2)	If the rider's Joint Life option has been elected for an additional fee, the benefits and features available could differ from the Single Life Option based on the age of the annuitant's spouse.
(3)	This rider and additional options may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the riders. The application and operation of the riders are governed by the terms and conditions of the rider itself.

APPENDIX
ADDITIONAL DEATH DISTRIBUTION RIDER
The following example illustrates the Additional Death Distribution additional death benefit payable by this rider as well as the effect of a partial surrender on the Additional Death Distribution benefit amount. The annuitant is less than age 71 on the Rider Date.
Example 1
Assumptions:
Policy value on the rider date = $100,000
Premiums paid after the rider date before surrender = $25,000
Gross partial surrenders after the rider date = $30,000
Policy value on date of surrender = $150,000
Summary:
Rider earnings on date of surrender (policy value on date of surrender – policy value on rider date – premiums paid after rider date + surrenders since rider date that exceeded rider earnings = $150,000 - $100,000 - $25,000 + 0):	$ 25,000
Amount of surrender that exceeds rider earnings ($30,000 - $25,000):	$ 5,000
Base policy death benefit (assumed) on the date of death benefit calculation:	$200,000
Policy value on the date of death benefit calculations:	$175,000
Rider earnings (= policy value on date of death benefit calculations – policy value on rider date – premiums since rider date + surrenders since rider date that exceeded rider earnings = $175,000 - $100,000 - $25,000 + $5,000):	$ 55,000
Additional death benefit amount (= additional death benefit factor * rider earnings = 40%* $55,000):	$ 22,000
Total death benefit paid (= base policy death benefit plus additional death benefit amount):	$222,000
Example 2
Assumptions:
Policy value on the rider date = $100,000
Premiums paid after the rider date before surrender = $0
Gross partial surrenders after the rider date = $0
Base policy death benefit (assumed) on the date of death benefit calculation = $100,000
Policy value on the date of death benefit calculations = $75,000
Summary:
Rider earnings (= policy value on date of death benefit calculations – policy value on rider date – premiums since rider date + surrenders since rider date that exceeded rider earnings = $75,000 - $100,000 - $0 + $0):	$ 0
Additional death benefit amount (= additional death benefit factor * rider earnings = 40%* $0):	$ 0
Total death benefit paid (= base policy death benefit plus additional death benefit amount):	$100,000

APPENDIX
ADDITIONAL DEATH DISTRIBUTION+ RIDER
Assume the Additional Death Distribution+ is added to a new policy opened with $100,000 initial premium payment. The annuitant is less than age 71 on the rider date. On the first and second rider anniversaries, the policy value is $110,000 and $95,000 respectively when the rider fees are deducted. The annuitant adds a $25,000 premium payment in the 3rd rider year when the policy value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th rider year when the policy value is equal to $145,000. After 5 years, the policy value is equal to $130,000 and the death proceeds are equal to $145,000.
Example 1
Assumptions:
Account value on rider date (equals initial policy value since new policy) = $100,000
Additional death benefit during first rider year = $0
Rider fee on first rider anniversary (= rider fee * policy value = 0.55% * $110,000) = $605
Additional death benefit during 2nd rider year (= sum of total rider fees paid) = $605
Summary:
Rider fee on second rider anniversary (= rider fee * policy value = 0.55% * $95,000)	$ 522.50
Additional death benefit during 3rd rider year (= sum of total rider fees paid = $605 + $522.50)	$ 1,127.50
Rider benefit base in 3rd rider year prior to premium addition (= account value less premiums added since rider date = $115,000 – $0)	$115,000.00
Rider benefit base in 3rd rider year after premium addition (= $140,000 - $25,000)	$115,000.00
Rider benefit base in 4th rider year prior to withdrawal (= account value less premiums added since rider date = $145,000 - $25,000)	$120,000.00
Rider benefit base in 4th rider year after withdrawal = (account value less premiums added since rider date =$110,000 - $25,000)	$ 85,000.00
Rider benefit base in 5th rider year (= $130,000 - $25,000)	$105,000.00
Additional death benefit = rider benefit percentage * rider benefit base = 30% * $105,000	$ 31,500.00
Total death proceeds in 5th rider year (= base policy death proceeds + additional death benefit amount = $145,000 + $31,500)	$176,500.00

APPENDIX
LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS
The following examples show the effect of withdrawals on the benefits under the Living Benefits Rider.
GUARANTEED MINIMUM ACCUMULATION BENEFIT
Gross partial withdrawals will reduce the guaranteed future value by an amount equal to the greater of:
1)	the gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the amount of gross partial withdrawal;
B	is the policy value immediately prior to the gross partial withdrawal; and
C	is the guaranteed future value immediately prior to the gross partial withdrawal.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum accumulation benefit.
Example 1:
Assumptions:
Policy value prior to withdrawal (“PV”) = $90,000
Guaranteed future value prior to withdrawal (“GFV”) = $100,000
Gross withdrawal amount (“WD”) = $10,000
Step One.  What is the pro rata value of the amount withdrawn?
1.	Formula is (WD / PV) * GFV = pro rata amount
2.	($10,000 / $90,000) * $100,000 = $11,111.11
Step Two.  Which is larger, the $10,000 withdrawal or the $11,111.11 pro rata amount?
$11,111.11 pro rata amount
Step Three.  After the withdrawal is taken, what will be new guaranteed future value?
$100,000 - $11,111.11 = $88,888.89
Result.   If no more withdrawals are taken, the guaranteed future value on the 10th rider anniversary is $88,888.89.
Example 2:
Assumptions:
PV = $120,000
GFV= $100,000
WD= $10,000
Step One.  What is the pro rata value of the amount withdrawn?
1.	Formula is (WD / PV) * GFV = pro rata amount
2.	($10,000 / $120,000) * $100,000 = $8,333.33
Step Two.  Which is larger, the $10,000 withdrawal or the $8,333.33 pro rata amount?
$10,000 withdrawal
Step Three.  After the withdrawal is taken, what will be new guaranteed future value?
$100,000 - $10,000 = $90,000
Result.   If no more withdrawals are taken, the guaranteed future value on the 10th Rider Anniversary is $90,000.
GUARANTEED LIFETIME WITHDRAWAL BENEFIT
Total Withdrawal Base.  Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:
1)	the excess gross partial withdrawal amount; and

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the total withdrawal base prior to the withdrawal of the excess amount.
Minimum Remaining Withdrawal Amount.  Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:
1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.
When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:
1.	Minimum remaining withdrawal amount (“MRWA”)
2.	Total withdrawal base (“TWB”)
3.	Maximum annual withdrawal amount (“MAWA”)
Example 1 (7% “principal back”):
Assumptions:
TWB = $100,000
MRWA = $100,000
7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)
WD = $7,000
Excess withdrawal (“EWD”) = None
PV = $100,000
You = Owner and Annuitant (Age 60)
Step One.  Is any portion of the withdrawal greater than the “principal back” maximum annual withdrawal amount?
No.  There is no excess withdrawal under the “principal back” guarantee if no more than $7,000 is withdrawn.
Step Two.  What is the minimum remaining withdrawal amount after the withdrawal has been taken?
1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 (there is no excess to deduct)
2.	$100,000 - $7,000 = $93,000.
Result.  In this example, because no portion of the withdrawal was in excess of $7,000, the “principal back” total withdrawal base does not change and the “principal back” minimum remaining withdrawal amount is $93,000.00.
Example 2 (7% “principal back”):
Assumptions:
TWB = $100,000
MRWA = $100,000
7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)
WD = $8,000
EWD = $1,000 ($8,000 - $7,000)
PV = $90,000
You = Owner and Annuitant (Age 60)

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
Step One.  Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?
Yes.  $8,000 - $7,000 = $1,000 (the excess withdrawal amount)
Step Two.  Calculate how much of the “principal back” minimum remaining withdrawal amount is affected by the excess withdrawal.
1.	Formula for pro rata amount is: (EWD / (PV - 7% WD)) * (MRWA - 7% WD)
2.	($1,000 / ($90,000 - $7,000)) * ($100,000 - $7,000) = $1,120.48
Step Three.  Which is larger, the actual $1,000 excess withdrawal amount or the $1,120.48 pro rata amount?
$1,120.48 pro rata amount
Step Four.  What is the “principal back” minimum remaining withdrawal amount after the withdrawal has been taken?
1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 + $1,120.48 (pro rata excess) = $8,120.48
2.	$100,000 - $8,120.48 = $91,879.52
Result.  The “principal back” minimum remaining withdrawal amount is $91,879.52.
NOTE.  For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $7,000, the “principal back” total withdrawal base would remain at $100,000 and the “principal back” maximum annual withdrawal amount would be $7,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 7% is based on).
New “principal back” total withdrawal base:
Step One.  The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.
Step Two.  Calculate how much the total withdrawal base is affected by the excess withdrawal.
1.	The formula is (EWD / (PV - 7% WD)) * TWB before any adjustments
2.	($1,000 / ($90,000 - $7,000)) * $100,000 = $1,204.82
Step Three.  Which is larger, the actual $1,000 excess withdrawal amount or the $1,204.82 pro rata amount?
$1,204.82 pro rata amount.
Step Four.  What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?
$100,000 - $1,204.82 = $98,795.18
Result.   The new “principal back” total withdrawal base is $98,795.18
New “principal back” maximum annual withdrawal amount:
Because the “principal back” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 7% “principal back” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.
Step One.  What is the new “principal back” maximum annual withdrawal amount?
$98,795.18 (the adjusted total withdrawal base) * 7% = $6,915.66
Result.  Going forward, the maximum you can take out in a rider year is $6,915.66 without causing an excess withdrawal for the “principal back” guarantee and further reduction of the “principal back” total withdrawal base.
Example 3 (5% “for life”):
Assumptions:
TWB = $100,000
MRWA = $100,000
5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)
WD = $5,000
Excess withdrawal (“EWD”) = None
PV = $100,000
You = Owner and Annuitant (Age 60)
Step One.  Is any portion of the withdrawal greater than the “for life” maximum annual withdrawal amount?
No.  There is no excess withdrawal under the “for life” guarantee if no more than $5,000 is withdrawn.

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
Step Two.  What is the minimum remaining withdrawal amount after the withdrawal has been taken?
1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (there is no excess to deduct).
2.	$100,000 - $5,000 = $95,000.
Result.  In this example, because no portion of the withdrawal was in excess of $5,000, the “for life” total withdrawal base does not change and the “for life” minimum remaining withdrawal amount is $95,000.00.
Example 4 (5% “for life”):
Assumptions:
TWB = $100,000
MRWA = $100,000
5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)
WD = $7,000
EWD = $2,000 ($7,000 - $5,000)
PV = $90,000
You = Owner and Annuitant (Age 60)
Step One.  Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?
Yes.  $7,000 - $5,000 = $2,000 (the excess withdrawal amount)
Step Two.  Calculate how much of the “for life” minimum remaining withdrawal amount is affected by the excess withdrawal.
1.	Formula for pro rata amount is: (EWD / (PV - 5% WD)) * (MRWA - 5% WD)
2.	($2,000 / ($90,000 - $5,000)) * ($100,000 - $5,000) = $2,235.29
Step Three.  Which is larger, the actual $2,000 excess withdrawal amount or the $2,235.29 pro rata amount?
$2,235.29 pro rata amount
Step Four.  What is the “for life” minimum remaining withdrawal amount after the withdrawal has been taken?
1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 + $2,235.29 (pro rata excess) = $7,235.29
2.	$100,000 - $7,235.29 = $92,764.71
Result.  The “for life” minimum remaining withdrawal amount is $92,764.71.
NOTE.  For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $5,000, the “for life” total withdrawal base would remain at $100,000 and the “for life” maximum annual withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).
New “for life” total withdrawal base:
Step One.  The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.
Step Two.  Calculate how much the total withdrawal base is affected by the excess withdrawal.
1.	The formula is (EWD / (PV - 5% WD)) * TWB before any adjustments
2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94
Step Three.  Which is larger, the actual $2,000 excess withdrawal amount or the $2,352.94 pro rata amount?
$2,352.94 pro rata amount.
Step Four.  What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?
$100,000 - $2,352.94 = $97,647.06
Result.   The new “for life” total withdrawal base is $97,647.06

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
New “for life” maximum annual withdrawal amount:
Because the “for life” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% “for life” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.
Step One.  What is the new “for life” maximum annual withdrawal amount?
$97,647.06 (the adjusted total withdrawal base) * 5% = $4,882.35
Result.  Going forward, the maximum you can take out in a rider year is $4,882.35 without causing an excess withdrawal for the “for life” guarantee and further reduction of the “for life” total withdrawal base.

APPENDIX
PAM METHOD TRANSFERS
To make the Living Benefits Rider available, we monitor your policy value and guarantees under the rider daily and periodically transfer amounts between your selected investment options and the PAM Subaccount. We determine the amount and timing of PAM Method transfers between the investment options and the PAM Subaccount according to a mathematical model. For further clarification on how PAM works, see Portfolio Allocation Method in the body of the prospectus.
The mathematical model is designed to calculate how much of your policy value should be allocated to the PAM Subaccount. Based on this calculation and threshold amounts, transfers into or out of the PAM Subaccount may occur. The formula is:
Percent of Policy Value required in PAM Subaccount (or X) = e-Dividend*Time *(1- NormDist(d1))
Where:
e = Base of the Natural Logarithm
NormDist = Cumulative Standard Normal Distribution
d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
In order to calculate the percent of policy value required in the PAM Subaccount, we must first calculate d1:
d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
Where:
ln = Natural Logarithm Function
G = Guarantee Ratio
R = Rate
F = Fees
V = Volatility
T = Time
After calculating d1, the percent of policy value required in the PAM Subaccount can be calculated. Once calculated, appropriate transfers into or out of the PAM Subaccount may occur based on the transfer threshold amounts.
Following is a brief discussion of the values used in the formula.
♦	The POLICY VALUE includes the value in both the investment options and in the PAM Subaccount.
♦	The GUARANTEE RATIO is the policy value divided by 7% “Principal Back” Minimum Remaining Withdrawal Amount.
♦	The RATE is the interest rate used for the PAM Method. It is based on a long-term expectation based on historical interest rates and may vary over time.
♦	The FEES is an approximation of average policy fees and charges associated with policies that have elected the Living Benefits Rider. This value may change over time.
♦	The VOLATILITY represents the volatility of the returns of policy value for all in force policies and is based on the long-term expectation of the degree to which the policy values tend to fluctuate. This value may vary over time.
♦	The TIME is an approximation based on actuarial calculations of historical average number of years (including any fraction) which we anticipate remain until any potential payments are made under the benefit. This value may vary over time.
♦	The PERCENT OF POLICY VALUE TO BE ALLOCATED TO THE PAM SUBACCOUNT is computed for each policy. Ultimately the allocation for a policy takes into account the guarantees under the rider and the limit on allocations to the PAM Subaccount.
♦	The CUMULATIVE STANDARD NORMAL DISTRIBUTION function assumes that random events are distributed according to the classic bell curve. For a given value it computes the percentage of such events which can be expected to be less than that value.
♦	The NATURAL LOGARITHM function for a given value, computes the power to which e must be raised, in order to result in that value. Here, e is the base of the natural logarithms, or approximately 2.718282.
♦	The FIXED ACCOUNT TRANSFER THRESHOLD (FATT) is the percentage that the Guarantee Ratio must be below before any of the policy value can be transferred to the PAM Subaccount. This threshold is set to a fixed percentage at rider issue and is then recalculated after each PAM Subaccount transfer.

PAM METHOD TRANSFERS — (Continued)
♦	The SEPARATE ACCOUNT TRANSFER THRESHOLD (SATT) is the percentage that the Guarantee Ratio must exceed before any of the policy value can be transferred from the PAM Subaccount. This threshold is set to a fixed percentage at rider issue and is then recalculated after each PAM Subaccount transfer.
Example:
Day 1: Policy Value Declines by 10%
For purposes of this example we will assume that the policy value declines by 10% to $90,000 the day after the rider issue date from the initial premium amount of $100,000 producing a guarantee ratio of 90% ($90,000/$100,000). We will also assume:
Guarantee Ratio = 90%
Rate = 4.5%
Volatility = 10%
Fees = 3%
Time = 20
FATT = 95
SATT = 105%
First we calculate d1.
d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
d1=[ln(.90)+(.06 – .0305 +.5*.15 ^ 2)* 10]/[.15 * 10^.5]
d1=.658832
Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.
Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1-NormDist(d1))
X= (2.718282 ^ -.0305 * 10) * (1 – NormDist(.004509))
X = 36.7235%
Therefore, 36.7235% of the policy value is transferred to the PAM Subaccount since the guarantee ratio (90%) is less than the FATT (95%), resulting in a total transfer of $33,051.15.
Day 2: Policy Value Recovers to 99% of Initial Value after the 10% Decline
For purposes of this example we will assume that after the policy value declined to $90,000 it recovered the next day to $99,000 producing a guarantee ratio of 99% ($99,000/$100,000). We will also assume:
Rate = 2%
Volatility = 15%
Fees = 3.05%
Time = 10
FATT = 85.5% (G last transfer *.95) = (.9*.95)
SATT = 94.5% (G last transfer *1.05) = (.9*1.05)
PAM Subaccount Value = $33,051.15
Value in other investment options = $65,948.85 ($99,000 - $33,051.15)
PAM Subaccount Value as percent of Policy Value = $33,051.15 / $99,000 = 33.3850%
First we calculate d1.
d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
d1=[ln(.99)+(.02 – .0305 +.5*.15 ^ 2)* 10]/[.15 * 10^.5]
d1= -.005376
Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.
Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1 - NormDist(d1))
X= (2.718282 ^ -.0305 * 10) * (1 – NormDist(-0.005376))
X = 37.0143%
Although the GR is greater than the SATT, since the percentage required in the PAM Subaccount (37.0143%) is greater than the amount allocated to the PAM Subaccount (33.3850%), none of the policy value will be transferred to the PAM Subaccount. Consequently, the amount in the PAM Subaccount will remain $33,051.15 and the FATT And SATT will not recalculate.
Day 3: Policy Value Recovers to 105% of Initial Value after the increase to 99% of Initial Value

PAM METHOD TRANSFERS — (Continued)
For purposes of this example we will assume that after the policy value recovered futher the next to $105,000 producing a guarantee ratio of 105% ($105,000/$100,000). We will also assume:
Rate = 3%
Volatility = 15%
Fees = 3.05%
Time = 10
FATT = 85.5%
SATT = 94.5%
PAM Subaccount Value = $33,051.15
Value in other investment options = $71,948.85 ($105,000 - $33,051.15)
PAM Subaccount Value as percent of Policy Value = $33,051.15 / $105,000 = 31.4773%
First we calculate d1.
d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
d1=[ln(1.05)+(.03 – .0305 +.5*.15 ^ 2)* 10]/[.15 * 10^.5]
d1= .329488
Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.
Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1 - NormDist(d1))
X= (2.718282 ^ -.0305 * 10) * (1 – NormDist(.329488))
X = 27.3394%
While the mathematical model would suggest we transfer only a portion of the policy value in the PAM Subaccount into your investment options (leaving 27.3394% in the PAM Subaccount), all of the policy value in the PAM Subaccount will be transferred into your investment options. If the Guarantee Ratio equals or exceeds 100%. Because the policy value is greater than or equal to the value of the guarantee, and there is no current need for any policy value to be allocated to the PAM Subaccount.

APPENDIX
Hypothetical Adjusted Partial withdrawals -Guaranteed Lifetime Withdrawal Benefit Riders
When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:
1.	Withdrawal Base (“WB”) (also referred to as Total Withdrawal Base (“TWB”) for some riders);
2.	Rider Withdrawal Amount (“RWA”) (also referred to as Maximum Annual Withdrawal Amount (“MAWA”) for some riders); and
3.	Rider Death Benefit (“RDB”) (also referred to as Minimum Remaining Withdrawal Amount (“MRWA”) for some riders (if applicable)).
Withdrawal Base.  Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:
1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the withdrawal base prior to the withdrawal of the excess amount.
Rider Death Benefit.  Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:
1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under a guaranteed lifetime withdrawal benefit. The withdrawal percentages shown may not be available on all riders. Certain features (growth and rider death benefits) may not be available on all riders. For information regarding a specific rider, please refer to that rider section in this prospectus.
Example 1 (Base):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)
Gross partial withdrawal (“GPWD”) = $5,000
Excess withdrawal (“EWD”) = None
Policy Value (“PV”) = $100,000
Question: Is any portion of the withdrawal greater than the rider withdrawal amount?
No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.
Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

Hypothetical Adjusted Partial withdrawals -Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)
Example 2 (Excess Withdrawal):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)
GPWD = $7,000
EWD = $2,000 ($7,000 - $5,000)
PV = $90,000
NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).
New withdrawal base:
Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.
Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.
1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments
2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94
Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount?
$2,352.94 pro rata amount.
Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?
$100,000 - $2,352.94 = $97,647.06
Result. The new withdrawal base is $97,647.06
New rider withdrawal amount:
Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.
Question: What is the new rider withdrawal amount?
$97,647.06 (the adjusted withdrawal base) * 5% = $4,882.35
Result. Going forward, the maximum you can take out in a year is $4,882.35 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).
Example 3 (Base demonstrating growth):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889
RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)
Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the growth stops on the 10th rider anniversary.
GPWD = $8,144
EWD = None
PV = $90,000 in 10 years
Question:   Is any portion of the withdrawal greater than the rider withdrawal amount?
No.  There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.
Result.   In this example, because no portion of the withdrawal was in excess of $8,144, the withdrawal base does not change.

Hypothetical Adjusted Partial withdrawals -Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)
Example 4 (Base demonstrating WB growth with Additional Death Payment Option):
Assumptions:
Withdrawal Percentage = 5%
WB at rider issue = $100,000
WB in 10 years (assuming an annual growth rate percentage of 5%) = $100,000 * (1 + .05) ^ 10 = $162,889
RDB (optional additional death benefit for additional cost) = $100,000
RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)
Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the growth stops on the 10th rider anniversary.
GPWD = $8,144
EWD = None
PV = $90,000 in 10 years
Step One.  Is any portion of the withdrawal greater than the rider withdrawal amount?
No.  There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.
Step Two.  What is the rider death benefit after the withdrawal has been taken?
1.	Total to deduct from the rider death benefit is $8,144 (there is no excess to deduct)
2.	$100,000 - $8,144 = $91,856.
Result.  In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the rider death benefit reduces to $91,856.
Example 5 (Base with WB growth with Additional Death Payment Option illustrating excess withdrawal):
Assumptions:
Withdrawal Percentage = 5%.
WB at rider issue = $100,000
Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.
WB in 10 years (assuming an annual growth rate percentage of 5%) = $100,000 * (1 + .05) ^ 10 = $162,889.
RDB (optional additional death benefit for additional cost) = $100,000
RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)
Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken and the growth stops on the 10th rider anniversary.
GPWD = $10,000
EWD = $1,856 ($10,000 - $8,144)
PV = $90,000 in 10 years
Step One.  Is any portion of the total withdrawal greater than the rider withdrawal amount?
Yes. $10,000 - $8,144 = $1,856 (the excess withdrawal amount)
Step Two.  Calculate how much of the rider death benefit is affected by the excess withdrawal.
1.	Formula for pro rata amount is: (EWD / (PV - 5% withdrawal)) * (RDB - 5% withdrawal)
2.	($1,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $2,082.74
Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?
$2,082.74 pro rata amount.
Step Four. What is the rider death benefit after the withdrawal has been taken?
1.	Total to deduct from the rider death benefit is $8,144 (RWA) + $2,082.74 (pro rata excess) = $10,226.74
2.	$100,000 - $10,226.74 = $89,773.26.
Result. The rider benefit is $89,773.26.

Hypothetical Adjusted Partial withdrawals -Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)
Note: Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).
The 5 For LifeSM,5 For LifeSM with Growth, 5 For LifeSM with Growth and Death, Income SelectSM for Life, Retirement Income Choice®, Retirement Income Choice® with Double Withdrawal Base Benefit, Retirement Income Choice® 1.4, Retirement Income Choice® 1.2, Retirement Income Max® and Retirement Income Choice® 1.6 riders and any additional options they offer may vary for certain policies, may not be available for all policies, and may not be available in all states.
This disclosure explains the material features of the 5 For LifeSM, 5 For LifeSM with Growth, 5 For LifeSM with Growth and Death, Income SelectSM for Life, Retirement Income Choice®, Retirement Income Choice® with Double Withdrawal Base Benefit, Retirement Income Choice® 1.4, Retirement Income Choice® 1.2, Retirement Income Max® and Retirement Income Choice® 1.6 riders.

APPENDIX
Hypothetical Example of the Withdrawal Base Calculation -Retirement Income Max® Rider
The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Retirement Income Max® Rider using an initial premium payment of $100,000 for a Single Life Option rider at an issue age of 80. All values shown are post transaction values. The assumed withdrawal percentage in the example below is 6.30%
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Excess WB Adjustment	Growth Amount*	High MonthiversarySM Value	Withdrawal Base	Rider Withdrawal Amount
	$100,000	$	$	$		$$100,000	$100,000	$ 6,300
1	$102,000	$	$	$		$$102,000	$100,000	$ 6,300
1	$105,060	$	$	$		$$105,060	$100,000	$ 6,300
1	$107,161	$	$	$		$$107,161	$100,000	$ 6,300
1	$110,376	$	$	$		$$110,376	$100,000	$ 6,300
1	$112,584	$	$	$		$$112,584	$100,000	$ 6,300
1	$115,961	$	$	$		$$115,961	$100,000	$ 6,300
1	$118,280	$	$	$		$$118,280	$100,000	$ 6,300
1	$121,829	$	$	$		$$121,829	$100,000	$ 6,300
1	$124,265	$	$	$		$$124,265	$100,000	$ 6,300
1	$120,537	$	$	$		$$124,265	$100,000	$ 6,300
1	$115,716	$	$	$		$$124,265	$100,000	$ 6,300
1	$109,930	$	$		$$105,000	$124,265	$124,265 [1]	$ 7,829
2	$112,129	$	$	$		$$112,129	$124,265	$ 7,829
2	$115,492	$	$	$		$$115,492	$124,265	$ 7,829
2	$117,802	$	$	$		$$117,802	$124,265	$ 7,829
2	$121,336	$	$	$		$$121,336	$124,265	$ 7,829
2	$124,976	$	$	$		$$124,976	$124,265	$ 7,829
2	$177,476	$50,000	$	$		$$177,476	$174,265	$10,979
2	$175,701	$	$	$		$$177,476	$174,265	$10,979
2	$172,187	$	$	$		$$177,476	$174,265	$10,979
2	$167,022	$	$	$		$$177,476	$174,265	$10,979
2	$163,681	$	$	$		$$177,476	$174,265	$10,979
2	$166,955	$	$	$		$$177,476	$174,265	$10,979
2	$170,294	$	$		$$182,979	$177,476	$182,979 [2]	$11,528
3	$166,888	$	$	$		$$166,888	$182,979	$11,528
3	$171,895	$	$	$		$$171,895	$182,979	$11,528
3	$173,614	$	$	$		$$173,614	$182,979	$11,528
3	$178,822	$	$	$		$$178,822	$182,979	$11,528
3	$175,246	$	$	$		$$178,822	$182,979	$11,528
3	$151,741		$$20,000	$9,676	$		$$173,303	$
3	$154,775	$	$	$	$		$$173,303	$
3	$159,419	$	$	$	$		$$173,303	$
3	$161,013	$	$	$	$		$$173,303	$
3	$165,843	$	$	$	$		$$173,303	$
3	$174,135	$	$	$	$		$$173,303	$
3	$181,101	$	$	$	$		$$181,101 [1]	$11,409
(1)	Automatic Step Up Applied
(2)	Growth Applied
*	Growth Percentage = 5%

STATEMENT OF ADDITIONAL INFORMATION
TRANSAMERICA FREEDOMSM VARIABLE ANNUITY
Issued through
SEPARATE ACCOUNT VA B
Offered by
TRANSAMERICA LIFE INSURANCE COMPANY
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica FreedomSM Variable Annuity offered by Transamerica Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2017, by calling (800) 525-6205, or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2017

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GLOSSARY OF TERMS
accumulation unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.
adjusted policy value—The policy value increased or decreased by any excess interest adjustment.
Administrative Office—Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.
annuitant—The person on whose life any annuity payments involving life contingencies will be based.
annuity commencement date—The date upon which annuity payments are to commence.
annuity payment option—A method of receiving a stream of annuity payments selected by the owner.
annuity unit—An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.
assumed investment return or AIR—The annual effective rate shown in the contract that is used in the calculation of each variable annuity payment.
beneficiary—The person who has the right to the death benefit as set forth in the policy.
business day—A day when the New York Stock Exchange is open for regular trading.
cash value—The adjusted policy value less any rider fees (imposed upon surrender).
Code—The Internal Revenue Code of 1986, as amended.
enrollment form—A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.
excess interest adjustment—A positive or negative adjustment to amounts surrendered (both partial or full surrenders) and transfers or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by us since the date any payment was received by, or an amount was transferred to, the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full or partial surrenders or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively. The excess interest adjustment will not decrease the interest credited to your policy below the guaranteed minimum.
fixed account—One or more guaranteed period options under the policy that are part of our general assets and are not in the separate account.
free amount—The amount that can be withdrawn each year without incurring any excess interest adjustments.
guaranteed lifetime withdrawal benefit—Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit.
guaranteed period options—The various guaranteed interest rate periods of the fixed account which we may offer and into which premium payments may be paid or amounts transferred.
nonqualified policy—A policy other than a qualified policy.
owner (you, your)—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and before the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.
policy date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.
policy value—On or before the annuity commencement date, the policy value is equal to the owner's:
•	premium payments; minus
•	gross partial surrenders (partial surrenders plus or minus excess interest adjustments plus taxes (on the withdrawal)); plus
•	interest credited in the fixed account; plus
•	accumulated gains in the separate account; minus
•	accumulated losses in the separate account; minus
•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.
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policy year—A policy year begins on the policy date and on each anniversary thereafter.
premium payment—An amount paid to us by the owner or on the owner's behalf as consideration for the benefits provided by the policy.
qualified policy—A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.
separate account—Separate Account VA B, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
separate account value—The portion of the policy value that is invested in the separate account.
service charge—An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses. This annual charge is $35, but will not exceed 2% of the policy value.
subaccount—A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.
supportable payment—The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.
valuation period—The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.
variable annuity payments—Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.
written notice—Written notice, signed by the owner, that gives the Company the information it requires and is received in good order at the Administrative Office. For some transactions, the Company may accept an electronic notice, such as telephone instructions. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.
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In order to supplement the description in the prospectus, the following provides additional information about the Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.
THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the owner upon issuance of the policy after completion of an enrollment form and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.
Unless we have been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.
Note carefully. If the owner predeceases the annuitant and no joint owner, primary beneficiary, or contingent beneficiary is alive or in existence on the date of death, the owner's estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.
The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.
When there is a change of owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment we have made or action we have taken before recording the change. Changing the owner does not change the designation of the beneficiary or the annuitant.
Entire Contract
The entire contract consists of the policy and any application, endorsements and riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby, but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted.
Misstatement of Age or Sex
During the Accumulation Phase. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Annuity Commencement Date. We may require proof of the annuitant’s or owner’s age and/or sex before any payments associated with any benefits are made. If the age or sex of the annuitant and/or owner has been misstated, we will change the payment associated with any benefits payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.
Reallocation of Annuity Units After the Annuity Commencement Date
After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the
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annuity units remaining in an account or subaccount after a reallocation is less than $10, we reserve the right to include the value of those annuity units as part of the transfer. The request must be in writing to our Administrative Office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.
After the annuity commencement date, no transfers may be made from the fixed account to the separate account.
Annuity Payment Options
Note: Portions of the following discussion do not apply to annuity payments under the Initial Payment Guarantee. See the “Stabilized Payments” section of this SAI.
During the lifetime of the annuitant and before the annuity commencement date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by us in good order at least thirty (30) days before the annuity commencement date (elections less than 30 days require prior approval). If no election is made before the annuity commencement date, annuity payments will be made under life income with variable payments for 10 years certain using the existing policy value of the separate account. These default options may be restricted with respect to qualified policies.
The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount we have at the death of a payee. Naming these payees cancels any prior choice of a successor payee.
A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.
Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “Annuity 2000” (male, female and unisex if required by law) mortality table projected for improvement using projection scale G. The rates were projected dynamically using an assumed annuity commencement date of 2005. the “Annuity 2000” mortality rates are adjusted based on improvements in mortality to more appropriately reflect increased longevity. The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary. For certain qualified policies the use of unisex mortality tables may be required.
Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state and Federal law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant's actual age nearest birthday, on the annuity commencement date, adjusted as described in your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.
Death Benefit
Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or any other proof satisfactory to us will constitute due proof of death. If the annuitant dies after the annuity commencement date, no death benefit is payable and the amount payable will depend on the annuity income option.
Upon receipt in good order of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law unless a settlement agreement is effective at the death of the owner preventing such election.
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If an owner is not an annuitant, and dies prior to the annuity commencement date, the new owner may surrender the policy at any time for the amount of the policy value. If the new owner is not the deceased owner's spouse, however, (1) the policy value must be distributed within five years after the date of the deceased owner's death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner's death and must be made for the new owner's lifetime or for a period certain (so long as any period certain does not exceed the new owner's life expectancy). If the sole new owner is the deceased owner's surviving spouse, such spouse may elect to continue the policy as the new owner instead of receiving the death benefit.
Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending us written notice. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by us. We will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.
Death of Owner
Federal tax law requires that if any owner (including any joint owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity commencement date. See the TAX INFORMATION section in the prospectus for more information about these rules. Other rules may apply to qualified policies.
Assignment
During the lifetime of the annuitant you may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on us until a copy has been filed at its Administrative Office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. We assume no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.
Unless you so direct by filing written notice with us, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary's creditors.
Ownership under qualified policies is restricted to comply with the Code.
Evidence of Survival
We reserve the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until we receive such evidence.
Non-Participating
The policy will not share in our surplus earnings; no dividends will be paid.
Amendments
No change in the policy is valid unless made in writing by us and approved by one of our officers. No registered representative has authority to change or waive any provision of the policy.
We reserve the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their immediate family. In such a case, we in our discretion, may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs we experience on those purchases. We may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense
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risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.
Present Value of Future Variable Payments
The present value of future period certain variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request (in good order), multiplied by (b) the number of payments remaining, multiplied by a discount rate (such as the assumed investment rate or “AIR”).
Stabilized Payments
If you have selected a payout feature that provides for stabilized payments (e.g., the Initial Payment Guarantee), please note that the stabilized payments remain level throughout each year and are adjusted on your annuitization anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The annuity units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On the anniversary of your annuity commencement date we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance of the subaccounts will be increased because more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance of the subaccounts will be decreased because fewer variable annuity units are credited to you. If the Initial Payment Guarantee is chosen, then the stabilized variable annuity payment will equal the greater of the guaranteed payment or the supportable payment at that time.
The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.
Hypothetical Changes in Annuity Units with Stabilized Payments*
♦Assumed Investment Rate = 5.0% ♦Life & 10 Year Certain ♦Male aged 65 ♦First Variable Payment = $500
	Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments In Annuity Units	Cumulative Adjusted Annuity Units
At Issue: January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011
May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052
*	The total separate account expenses and portfolio expenses included in the calculations are 2.25% (2.25% is a hypothetical figure). If higher (or lower) expenses were charged, the numbers would be lower (or higher).
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INVESTMENT EXPERIENCE
A “net investment factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.
Accumulation Units
Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.
Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the Administrative Office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for regular trading.
An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.
The net investment factor for any subaccount for any valuation period is determined by dividing (A + B - C) by (D) and subtracting (D) from the result, where the net result of:
A	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
B	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
C	a per share credit or charge for any taxes determined by us to have resulted during the valuation period from the investment operations of the subaccount;
D	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
E	is an amount representing the separate account charge and any optional benefit fees, if applicable.
Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D

Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40
E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 2.35% on an annual basis; On a daily basis, this equals 0.000063641.

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Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000063641 = Z = 1.01484864
(11.40)
Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The accumulation unit value for the immediately preceding valuation period.
Assume A = $X
B =	The net investment factor for the current valuation period.
Assume B = Y
Then, the accumulation unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to A multiplied by B multiplied by C, where:
A	is the variable annuity unit value for the subaccount on the immediately preceding business day;
B	is the net investment factor for that subaccount for the valuation period; and
C	is the assumed investment return adjustment factor for the valuation period.
The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.
The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i)	is the result of:
(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)	a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount.
(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.
(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of shares held in that subaccount. (For calculating Initial Payment Guarantee annuity payments, the factor is higher at a rate of 2.50%).
The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.
The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the annuity commencement date. The policy contains a table for determining the adjusted age of the annuitant.
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Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity unit value for the immediately preceding valuation period.
Assume A = $X
B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.
Assume C = Z
Then, the annuity unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The adjusted policy value as of the annuity commencement date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of annuity units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The annuity unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of annuity units =	$X	= Z
$Y
PERFORMANCE
We periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.
Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also reflect the premium enhancement, if any.
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Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.
Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.
HISTORICAL PERFORMANCE DATA
Money Market Yields
We may from time to time disclose the current annualized yield of the money market subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula.
Current Yield = ((NCS * ES)/UV) * (365/7)
Where:
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.
ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
Because of the charges and deductions imposed under a policy, the yield for the money market subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes.
We may also disclose the effective yield of the money market subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula.
Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1
Where:
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.
ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
The yield on amounts held in the money market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.
Total Returns
We may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods
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of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.
Total returns will be calculated using subaccount unit values which we calculate on each business day based on the performance of the separate account's underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. The total return will then be calculated according to the following formula.
P (1 + T)N = ERV
Where:
T	=	The average annual total return net of subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
Other Performance Data
We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format.
We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula.
CTR = (ERV / P)-1
Where:
CTR	=	The cumulative total return net of subaccount recurring charges for the period.
ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.
P	=	A hypothetical initial payment of $1,000.
All non-standard performance data will only be advertised if the standard performance data is also disclosed.
Adjusted Historical Performance Data
From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.
PUBLISHED RATINGS
We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect our financial strength. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms.
STATE REGULATION OF US
We are subject to the laws of jurisdiction governing insurance companies and to regulation by the jurisdiction Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Department may determine the items are correct.
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Our books and accounts are subject to review by the Department of Insurance at all times, and a full examination of our operations are conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.
ADMINISTRATION
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
All records and accounts relating to the separate account will be maintained by us. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments we send to you) you may only receive quarterly confirmations.
DISTRIBUTION OF THE POLICIES
We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below).
TCI's home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.
We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.
We and our affiliates provide paid-in capital to TCI and pay for TCI's operating and other expenses, including overhead, legal and accounting fees. We also pay TCI an “override” payment based on the pricing of the product which becomes part of TCI's assets. In addition, we pay commission to TCI for policy sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions. During fiscal year 2016, 2015 and 2014 the amounts paid to TCI in connection with all policies sold through the separate account were $8,578,619, $10,140,164 and $10,662,457, respectively.
We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.
VOTING RIGHTS
To the extent required by law, we will vote the underlying fund portfolios' shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we will determine that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.
Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.
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After the annuity commencement date, you have the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person's number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.
The number of votes that you have the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. We will solicit voting instructions by sending you, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by us in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.
Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.
OTHER PRODUCTS
We make other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.
CUSTODY OF ASSETS
We hold assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Separate Account VA B, as of December 31, 2016 and for the years ended December 31, 2016 and 2015, and the statutory-basis financial statements and schedules of Transamerica Life Insurance Company as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
OTHER INFORMATION
A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.
FINANCIAL STATEMENTS
The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of Separate Account VA B, which are available for investment by Transamerica FreedomSM Variable Annuity policy owners, are contained herein. The statutory-basis financial statements and schedules of Transamerica Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of us to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.
13

APPENDIX
CONDENSED FINANCIAL INFORMATION
The following tables list the accumulation unit values and the number of accumulation units outstanding for the total separate account expenses listed therein (including any applicable fund facilitation fees) for each subaccount available on December 31, 2016.
Separate Account Expense 2.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.614417 $1.634444 $1.564866 $1.380167 $1.248542 $1.320670 $1.227904 $1.011815 $1.000000	$1.644337 $1.614417 $1.634444 $1.564866 $1.380167 $1.248542 $1.320670 $1.227904 $1.011815	0.000 0.000 0.000 0.000 0.000 0.000 41,033.365 59,166.767 0.000
American Funds - Asset Allocation FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.506817 $1.525412 $1.485671 $1.232947 $1.089402 $1.103903 $1.007176 $0.989759	$1.606169 $1.506817 $1.525412 $1.485671 $1.232947 $1.089402 $1.103903 $1.007176	799,588.505 389,526.734 389,552.362 387,843.469 58,640.577 58,640.577 58,640.577 0.000
American Funds - Bond FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.043158 $1.067877 $1.041223 $1.092401 $1.064318 $1.029604 $0.992900 $1.000880	$1.046225 $1.043158 $1.067877 $1.041223 $1.092401 $1.064318 $1.029604 $0.992900	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.332615 $1.359041 $1.264314 $1.084833 $0.967124 $1.029180 $0.894518 $0.661888 $1.000000	$1.392970 $1.332615 $1.359041 $1.264314 $1.084833 $0.967124 $1.029180 $0.894518 $0.661888	61,779.564 65,664.006 70,092.051 70,479.686 202,444.668 205,680.432 205,267.207 210,572.384 0.000
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.609895 $1.759972 $1.755684 $1.455001 $1.295080 $1.349963 $1.255171 $0.989162 $1.000000	$1.773699 $1.609895 $1.759972 $1.755684 $1.455001 $1.295080 $1.349963 $1.255171 $0.989162	47,302.106 97,180.971 100,571.345 100,868.146 101,166.584 101,026.914 103,889.394 56,305.886 0.000
State Street Total Return V.I.S. Fund - Class 3(2)(4) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.218830 $1.266926 $1.236507 $1.106082 $1.010614 $1.069482 $1.002820 $0.988791	$1.260872 $1.218830 $1.266926 $1.236507 $1.106082 $1.010614 $1.069482 $1.002820	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
14

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AB Dynamic Allocation - Service Class Subaccount inception date August 16, 2010	2016 2015 2014 2013 2012 2011 2010	$1.123215 $1.154451 $1.121513 $1.073911 $1.039059 $1.046001 $1.000000	$1.119325 $1.123215 $1.154451 $1.121513 $1.073911 $1.039059 $1.046001	293,016.475 359,769.129 370,832.746 362,875.856 293,863.840 293,537.488 0.000
TA Aegon Government Money Market - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.847787 $0.867669 $0.888003 $0.908831 $0.930268 $0.952007 $0.974345 $0.997130 $1.000000	$0.828405 $0.847787 $0.867669 $0.888003 $0.908831 $0.930268 $0.952007 $0.974345 $0.997130	0.000 0.000 0.000 0.000 26,492.733 26,492.733 0.000 410,140.730 499,848.546
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.083473 $1.110882 $1.088842 $1.142855 $1.115588 $1.064206 $1.045079 $1.026549 $1.000000	$1.060140 $1.083473 $1.110882 $1.088842 $1.142855 $1.115588 $1.064206 $1.045079 $1.026549	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 24,796.039
TA American Funds Managed Risk - Balanced - Service Class Subaccount Inception Date May 1, 2015	2016 2015	$9.471099 $9.999364	$9.847469 $9.471099	0.000 0.000
TA Asset Allocation - Conservative - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.090079 $1.140157 $1.144636 $1.073904 $1.025483 $1.025360 $0.965395 $0.791064 $1.000000	$1.110956 $1.090079 $1.140157 $1.144636 $1.073904 $1.025483 $1.025360 $0.965395 $0.791064	0.000 0.000 0.000 0.000 0.000 0.000 4,809.495 36,603.301 25,794.608
TA Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.117502 $1.173321 $1.172206 $1.007823 $0.934669 $0.978872 $0.891308 $0.713422 $1.000000	$1.160197 $1.117502 $1.173321 $1.172206 $1.007823 $0.934669 $0.978872 $0.891308 $0.713422	376,502.611 946,523.335 965,772.670 1,019,810.071 1,583,842.522 1,341,822.739 1,416,892.900 1,603,360.459 1,125,198.796
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.115864 $1.171102 $1.168144 $1.055865 $0.990560 $1.010826 $0.939349 $0.761839 $1.000000	$1.147628 $1.115864 $1.171102 $1.168144 $1.055865 $0.990560 $1.010826 $0.939349 $0.761839	1,452,781.022 1,515,286.381 1,545,023.100 1,612,811.792 1,644,338.959 1,825,026.386 2,234,645.865 2,310,531.733 404,624.442
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998096	$10.398949	10,621.054
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount inception Date November 10, 2014	2016 2015 2014	$9.337549 $9.895908 $9.998091	$9.157586 $9.337549 $9.895908	0.000 0.000 0.000
15

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception Date November 10, 2014	2016 2015 2014	$9.142777 $9.856044 $9.998091	$8.916522 $9.142777 $9.856044	0.000 0.000 0.000
TA BlackRock Smart Beta 50 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998096	$10.084658	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998096	$10.153414	0.000
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.941073 $0.981709 $1.012772 $0.921691 $0.838772 $0.928410 $0.861942 $0.682134 $1.000000	$0.929429 $0.941073 $0.981709 $1.012772 $0.921691 $0.838772 $0.928410 $0.861942 $0.682134	829,486.351 834,186.137 829,951.851 839,693.780 855,573.892 861,839.394 940,227.247 908,777.419 462,486.792
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.122156 $1.169226 $1.144631 $1.051338 $0.992803 $1.001395 $0.925927 $0.813250 $1.000000	$1.137602 $1.122156 $1.169226 $1.144631 $1.051338 $0.992803 $1.001395 $0.925927 $0.813250	328,828.584 328,828.584 328,828.584 284,663.303 109,564.307 109,564.307 109,564.307 109,564.307 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.172871 $1.208744 $1.175534 $1.119538 $1.074850 $1.066205 $0.997267 $0.999936	$1.192723 $1.172871 $1.208744 $1.175534 $1.119538 $1.074850 $1.066205 $0.997267	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.115871 $1.183702 $1.165252 $1.004059 $0.921315 $0.953742 $0.863815 $0.717740 $1.000000	$1.141214 $1.115871 $1.183702 $1.165252 $1.004059 $0.921315 $0.953742 $0.863815 $0.717740	24,354.034 91,028.494 91,193.713 91,359.743 25,021.955 25,197.772 85,954.038 112,931.656 25,744.346
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.468431 $1.503890 $1.392992 $1.210752 $1.102657 $1.087704 $0.898631 $0.730313 $1.000000	$1.544377 $1.468431 $1.503890 $1.392992 $1.210752 $1.102657 $1.087704 $0.898631 $0.730313	195,802.355 159,847.672 152,896.261 152,896.261 152,896.261 152,896.261 65,681.892 0.000 0.000
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.115652 $1.135989 $1.114335 $1.172955 $1.118738 $1.080675 $1.034332 $0.914573 $1.000000	$1.117072 $1.115652 $1.135989 $1.114335 $1.172955 $1.118738 $1.080675 $1.034332 $0.914573	9,639.690 9,659.925 19,368.653 22,333.800 80,217.738 80,939.985 126,132.538 191,381.210 0.000
16

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date December 9, 2011	2016 2015 2014 2013 2012 2011	$1.058820 $1.109906 $1.096450 $1.048106 $1.004754 $1.000000	$1.061970 $1.058820 $1.109906 $1.096450 $1.048106 $1.004754	0.000 0.000 0.000 0.000 0.000 0.000

Separate Account Expense 2.20%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.631409 $1.649229 $1.576706 $1.388573 $1.254301 $1.324830 $1.229961 $1.012024 $1.000000	$1.664073 $1.631409 $1.649229 $1.576706 $1.388573 $1.254301 $1.324830 $1.229961 $1.012024	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.418863 $1.429679 $1.336938 $1.015163 $0.885000 $0.852669 $0.772547 $0.656049 $1.130667 $1.102114	$1.542106 $1.418863 $1.429679 $1.336938 $1.015163 $0.885000 $0.852669 $0.772547 $0.656049 $1.130667	132,669.594 133,403.318 134,141.096 134,882.956 135,628.923 136,379.006 137,133.242 137,891.645 0.000 0.000
AB Large Cap Growth Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.620987 $1.494434 $1.341625 $1.000835 $0.876558 $0.930742 $0.866064 $0.645570 $1.096458 $0.986416	$1.623521 $1.620987 $1.494434 $1.341625 $1.000835 $0.876558 $0.930742 $0.866064 $0.645570 $1.096458	124,672.109 129,286.322 129,979.624 130,676.757 131,380.501 132,088.839 132,801.440 167,322.111 3,943.216 3,948.462
American Funds - Asset Allocation FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.520336 $1.536843 $1.494625 $1.238572 $1.092766 $1.105694 $1.007351 $0.989763	$1.622937 $1.520336 $1.536843 $1.494625 $1.238572 $1.092766 $1.105694 $1.007351	28,679.724 0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Bond FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.052560 $1.075925 $1.047545 $1.097420 $1.067624 $1.031303 $0.993075 $1.000884	$1.057190 $1.052560 $1.075925 $1.047545 $1.097420 $1.067624 $1.031303 $0.993075	262,978.032 274,993.594 222,291.441 222,291.441 222,291.441 222,291.441 222,291.441 0.000
17

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.20%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
American Funds - Growth FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.745957 $1.674752 $1.582006 $1.246358 $1.083781 $1.160449 $1.002214 $0.986466	$1.865109 $1.745957 $1.674752 $1.582006 $1.246358 $1.083781 $1.160449 $1.002214	110,163.725 113,125.474 92,287.616 92,287.616 92,287.616 92,287.616 92,287.616 0.000
American Funds - Growth-Income FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.673054 $1.690291 $1.566007 $1.202353 $1.049151 $1.095372 $1.007604 $0.986787	$1.820428 $1.673054 $1.690291 $1.566007 $1.202353 $1.049151 $1.095372 $1.007604	28,921.185 31,554.634 24,216.584 0.000 0.000 0.000 0.000 0.000
American Funds - International FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.038830 $1.115289 $1.174331 $0.989584 $0.860381 $1.025002 $0.979738 $0.982897	$1.049359 $1.038830 $1.115289 $1.174331 $0.989584 $0.860381 $1.025002 $0.979738	48,668.301 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.347694 $1.372401 $1.274879 $1.092299 $0.972358 $1.033236 $0.896724 $0.662544 $1.000000	$1.410795 $1.347694 $1.372401 $1.274879 $1.092299 $0.972358 $1.033236 $0.896724 $0.662544	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.485433 $1.511838 $1.383820 $1.079970 $0.950446 $0.999136 $0.873279 $0.658823 $1.175023 $1.023854	$1.565908 $1.485433 $1.511838 $1.383820 $1.079970 $0.950446 $0.999136 $0.873279 $0.658823 $1.175023	209,396.273 401,874.678 345,651.891 348,526.289 351,644.775 363,963.040 369,402.061 325,026.931 135,896.477 480,594.411
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.220635 $1.302718 $1.227316 $0.981252 $0.856821 $0.869942 $0.773660 $0.608766 $1.088069 $1.098172	$1.405951 $1.220635 $1.302718 $1.227316 $0.981252 $0.856821 $0.869942 $0.773660 $0.608766 $1.088069	29,322.205 32,142.414 32,147.766 32,153.325 32,159.990 32,167.581 32,174.864 32,182.942 38,772.723 32,464.068
18

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.20%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.616571 $1.545439 $1.422744 $1.069132 $0.955198 $0.976488 $0.805695 $0.643474 $1.248218 $1.007280	$1.590558 $1.616571 $1.545439 $1.422744 $1.069132 $0.955198 $0.976488 $0.805695 $0.643474 $1.248218	56,740.272 59,401.268 59,401.268 59,401.268 59,401.268 59,401.268 105,904.127 24,943.660 43,449.798 42,777.592
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.457350 $1.514080 $1.459369 $1.097720 $0.979370 $1.122728 $0.892420 $0.652621 $1.104504 $0.978803	$1.596097 $1.457350 $1.514080 $1.459369 $1.097720 $0.979370 $1.122728 $0.892420 $0.652621 $1.104504	173,091.375 292,097.845 297,490.339 297,138.728 300,740.070 304,974.459 307,196.320 272,750.796 80,990.115 466,289.976
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.374649 $1.451193 $1.392427 $1.093101 $0.879291 $0.987886 $0.799135 $0.519691 $1.090425 $1.057031	$1.469851 $1.374649 $1.451193 $1.392427 $1.093101 $0.879291 $0.987886 $0.799135 $0.519691 $1.090425	27,988.557 29,397.577 30,744.474 32,100.670 33,640.517 36,831.024 37,863.659 42,267.109 50,495.667 13,901.005
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.626840 $1.775901 $1.768979 $1.463876 $1.301070 $1.354217 $1.257278 $0.989357 $1.000000	$1.794996 $1.626840 $1.775901 $1.768979 $1.463876 $1.301070 $1.354217 $1.257278 $0.989357	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.113713 $1.224614 $1.196340 $1.073057 $0.973601 $0.971805 $0.881467 $0.664363 $0.965310 $1.000000	$1.242633 $1.113713 $1.224614 $1.196340 $1.073057 $0.973601 $0.971805 $0.881467 $0.664363 $0.965310	9,197.686 10,117.609 18,366.164 21,117.353 22,122.702 25,124.056 31,099.895 32,778.428 35,490.995 18,521.743
Franklin Mutual Shares VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.049051 $1.127811 $1.075989 $0.857355 $0.767065 $0.792160 $0.728066 $0.590319 $0.959380 $1.000000	$1.191370 $1.049051 $1.127811 $1.075989 $0.857355 $0.767065 $0.792160 $0.728066 $0.590319 $0.959380	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
19

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.20%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Invesco V.I. American Franchise Fund – Series II Shares Subaccount Inception Date April 27, 2012	2016 2015 2014 2013 2012	$1.422862 $1.388236 $1.311643 $0.958890 $1.000000	$1.420408 $1.422862 $1.388236 $1.311643 $0.958890	0.000 0.000 0.000 0.000 0.000
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.964332 $1.103098 $1.059701 $0.812630 $0.705960 $0.746820 $0.713676 $0.493700 $1.049205 $1.057997	$1.112733 $0.964332 $1.103098 $1.059701 $0.812630 $0.705960 $0.746820 $0.713676 $0.493700 $1.049205	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.883345 $1.854906 $1.688949 $1.307262 $1.142148 $1.186832 $0.966318 $0.683719 $1.244769 $1.045077	$2.065980 $1.883345 $1.854906 $1.688949 $1.307262 $1.142148 $1.186832 $0.966318 $0.683719 $1.244769	1,835.174 5,305.068 10,245.864 10,245.864 10,248.309 10,251.385 48,865.395 10,258.208 54,114.915 3,490.881
Janus Aspen – Global Research Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.198740 $1.256947 $1.198524 $0.956365 $0.815537 $0.968994 $0.857255 $0.637625 $1.180831 $1.103619	$1.194325 $1.198740 $1.256947 $1.198524 $0.956365 $0.815537 $0.968994 $0.857255 $0.637625 $1.180831	25,531.542 28,035.139 28,035.139 28,035.139 28,035.139 28,038.857 23,468.208 23,468.208 29,768.100 29,311.097
MFS ® New Discovery Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.563067 $1.632493 $1.803591 $1.305247 $1.103507 $1.259972 $0.947224 $0.594189 $1.004175 $1.003807	$1.664089 $1.563067 $1.632493 $1.803591 $1.305247 $1.103507 $1.259972 $0.947224 $0.594189 $1.004175	8,163.459 8,163.459 12,360.905 12,360.905 12,360.905 12,366.293 5,743.634 5,743.634 5,743.634 0.000
MFS ® Total Return Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.315106 $1.351873 $1.276481 $1.098685 $1.012291 $1.018373 $0.949322 $0.824129 $1.084369 $1.066387	$1.400314 $1.315106 $1.351873 $1.276481 $1.098685 $1.012291 $1.018373 $0.949322 $0.824129 $1.084369	100,476.964 116,844.374 116,934.890 117,025.912 117,117.433 117,209.460 117,471.028 16,460.849 26,691.046 31,479.282
20

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.20%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
State Street Total Return V.I.S. Fund - Class 3(2)(4) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.229800 $1.276460 $1.243988 $1.111150 $1.013756 $1.071233 $1.002991 $0.988795	$1.274083 $1.229800 $1.276460 $1.243988 $1.111150 $1.013756 $1.071233 $1.002991	69,442.671 69,442.671 69,442.671 69,442.671 69,442.671 0.000 0.000 0.000
Templeton Foreign VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.854416 $0.933856 $1.073971 $0.892556 $0.771609 $0.882399 $0.831865 $0.620360 $1.063477 $1.000000	$0.896058 $0.854416 $0.933856 $1.073971 $0.892556 $0.771609 $0.882399 $0.831865 $0.620360 $1.063477	420,529.598 557,961.379 562,082.115 566,227.994 570,619.903 558,033.620 559,511.742 497,986.577 62,921.714 637,123.559
TA AB Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.045059 $1.072547 $1.040417 $0.994788 $0.961082 $0.966094 $0.904570 $0.704811 $1.143446 $0.988035	$1.042961 $1.045059 $1.072547 $1.040417 $0.994788 $0.961082 $0.966094 $0.904570 $0.704811 $1.143446	4,326.784 4,326.784 4,326.784 12,913.391 12,960.877 34,407.711 36,907.224 37,729.323 51,112.315 26,214.820
TA Aegon Government Money Market - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.894522 $0.914149 $0.934211 $0.954728 $0.975803 $0.997158 $1.019041 $1.041332 $1.041763 $1.016363	$0.875361 $0.894522 $0.914149 $0.934211 $0.954728 $0.975803 $0.997158 $1.019041 $1.041332 $1.041763	244,064.296 245,414.071 246,771.315 248,136.066 249,508.364 250,888.253 252,275.766 927,845.482 2,219,365.276 886,750.385
TA Aegon High Yield Bond - Service Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.398417 $1.493397 $1.473144 $1.415957 $1.235927 $1.208239 $1.100861 $0.766090 $1.050501 $1.055504	$1.573686 $1.398417 $1.493397 $1.473144 $1.415957 $1.235927 $1.208239 $1.100861 $0.766090 $1.050501	2,845.548 2,845.548 10,787.035 10,787.035 10,787.035 10,787.035 10,787.035 47,413.660 10,787.035 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.199886 $1.228438 $1.202304 $1.260092 $1.228210 $1.169916 $1.147205 $1.125215 $1.070646 $1.034510	$1.175774 $1.199886 $1.228438 $1.202304 $1.260092 $1.228210 $1.169916 $1.147205 $1.125215 $1.070646	78,963.447 78,963.447 82,842.104 82,842.104 82,842.104 115,264.481 82,842.104 5,257.962 200,535.739 0.000
21

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.20%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Conservative - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.143941 $1.194734 $1.197680 $1.122023 $1.069856 $1.068157 $1.004220 $0.821678 $1.068508 $1.028896	$1.167568 $1.143941 $1.194734 $1.197680 $1.122023 $1.069856 $1.068157 $1.004220 $0.821678 $1.068508	2,519.472 2,550.608 200,806.965 208,794.079 208,825.139 243,810.470 481,857.524 293,728.261 363,493.084 1,573,755.975
TA Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.108082 $1.156962 $1.154284 $0.933366 $0.848826 $0.919857 $0.819964 $0.646892 $1.097527 $1.043203	$1.147412 $1.108082 $1.156962 $1.154284 $0.933366 $0.848826 $0.919857 $0.819964 $0.646892 $1.097527	2,458,812.935 3,168,337.265 2,992,218.818 3,008,074.636 3,306,080.420 3,415,243.552 3,635,043.696 4,377,934.086 5,195,878.118 5,036,939.314
TA Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.136618 $1.191653 $1.188781 $1.020578 $0.945112 $0.988358 $0.898622 $0.718227 $1.094403 $1.039992	$1.181768 $1.136618 $1.191653 $1.188781 $1.020578 $0.945112 $0.988358 $0.898622 $0.718227 $1.094403	3,450,517.169 3,545,209.402 4,447,254.725 4,679,052.199 5,119,576.883 5,034,528.535 5,320,818.889 6,160,354.935 6,219,743.049 5,561,161.806
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.165842 $1.221754 $1.216883 $1.098309 $1.028864 $1.048391 $0.972831 $0.787834 $1.091028 $1.035102	$1.200774 $1.165842 $1.221754 $1.216883 $1.098309 $1.028864 $1.048391 $0.972831 $0.787834 $1.091028	2,141,651.754 2,418,601.137 2,580,777.770 2,713,829.145 2,780,943.518 3,046,578.069 3,055,463.697 3,141,510.807 3,298,802.556 4,569,216.810
TA Barrow Hanley Dividend Focused - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.200978 $1.276311 $1.165293 $0.916608 $0.840479 $0.838327 $0.777810 $0.699058 $1.083638 $1.061455	$1.346667 $1.200978 $1.276311 $1.165293 $0.916608 $0.840479 $0.838327 $0.777810 $0.699058 $1.083638	272,828.358 422,812.609 485,825.547 479,584.075 477,239.904 487,517.517 499,350.942 389,339.166 148,217.637 388,233.301
TA BlackRock Global Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.396655 $1.445130 $1.452849 $1.298814 $1.208286 $1.285208 $1.197677 $1.000000	$1.428979 $1.396655 $1.445130 $1.452849 $1.298814 $1.208286 $1.285208 $1.197677	172,230.717 172,852.919 266,695.060 267,839.685 268,990.636 268,276.105 269,439.830 116,933.347
22

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.20%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.578108 $1.614835 $1.570721 $1.428879 $1.327540 $1.307733 $1.201415 $1.000000	$1.620021 $1.578108 $1.614835 $1.570721 $1.428879 $1.327540 $1.307733 $1.201415	51,377.619 57,760.979 0.000 17,890.926 38,835.418 39,050.195 0.000 0.000
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.137260 $1.172508 $1.057686 $1.042314 $0.852434 $0.926856 $0.821542 $0.631266 $1.122061 $1.231988	$1.117511 $1.137260 $1.172508 $1.057686 $1.042314 $0.852434 $0.926856 $0.821542 $0.631266 $1.122061	36,498.093 38,968.837 43,604.866 33,183.839 32,577.494 32,754.235 32,427.720 32,769.651 20,620.132 19,937.821
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.945887 $0.985279 $1.014966 $0.922320 $0.838098 $0.926307 $0.858728 $0.678604 $1.089131 $1.026078	$0.935540 $0.945887 $0.985279 $1.014966 $0.922320 $0.838098 $0.926307 $0.858728 $0.678604 $1.089131	382,219.377 392,333.457 401,635.503 457,835.401 461,946.977 478,352.639 488,434.816 536,162.426 790,843.353 1,063,852.301
TA Janus Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.149036 $1.172879 $1.111639 $0.954537 $0.867249 $0.993730 $0.985042 $0.986556	$1.170683 $1.149036 $1.172879 $1.111639 $0.954537 $0.867249 $0.993730 $0.985042	0.000 0.000 51,475.850 51,760.531 52,046.785 52,334.626 52,624.061 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.513309 $1.632528 $1.672826 $1.231463 $1.157159 $1.270460 $0.971986 $0.620384 $1.183888 $0.989934	$1.446703 $1.513309 $1.632528 $1.672826 $1.231463 $1.157159 $1.270460 $0.971986 $0.620384 $1.183888	19,770.546 43,679.991 42,494.198 32,307.625 32,922.223 32,560.540 52,988.072 25,642.898 33,665.161 33,207.000
TA Jennison Growth - Service Class Subaccount Inception Date November 20, 1996	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.742627 $1.602868 $1.492075 $1.110626 $0.983620 $1.013030 $0.924589 $0.671651 $1.091552 $1.002625	$1.672799 $1.742627 $1.602868 $1.492075 $1.110626 $0.983620 $1.013030 $0.924589 $0.671651 $1.091552	99,728.470 80,098.105 91,170.614 92,916.916 93,309.824 134,965.188 96,620.272 35,764.412 3,910.540 3,915.747
23

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.20%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.029749 $1.048888 $1.019929 $1.065045 $1.039188 $1.000000	$1.028397 $1.029749 $1.048888 $1.019929 $1.065045 $1.039188	0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 1997	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.514574 $1.553414 $1.392996 $1.077411 $0.948565 $0.964818 $0.858510 $0.678498 $1.109967 $1.087719	$1.646883 $1.514574 $1.553414 $1.392996 $1.077411 $0.948565 $0.964818 $0.858510 $0.678498 $1.109967	31,038.511 31,038.511 44,876.340 45,346.908 45,369.582 45,564.728 45,613.200 45,718.456 45,749.882 32,453.027
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.990136 $2.095506 $1.862470 $1.447843 $1.230789 $1.236422 $1.028818 $0.985139	$2.225443 $1.990136 $2.095506 $1.862470 $1.447843 $1.230789 $1.236422 $1.028818	4,502.289 4,173.259 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.087449 $1.115857 $1.073021 $1.041531 $0.990586 $1.000000	$1.108702 $1.087449 $1.115857 $1.073021 $1.041531 $0.990586	0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.134872 $1.180735 $1.154206 $1.058585 $0.998177 $1.005336 $0.928203 $0.814052 $1.000000	$1.152186 $1.134872 $1.180735 $1.154206 $1.058585 $0.998177 $1.005336 $0.928203 $0.814052	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.183433 $1.217849 $1.182657 $1.124660 $1.078189 $1.067950 $0.997437 $0.999940	$1.205220 $1.183433 $1.217849 $1.182657 $1.124660 $1.078189 $1.067950 $0.997437	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.128501 $1.195343 $1.174986 $1.010963 $0.926287 $0.957485 $0.865935 $0.718445 $1.000000	$1.155825 $1.128501 $1.195343 $1.174986 $1.010963 $0.926287 $0.957485 $0.865935 $0.718445	295,645.972 298,410.371 290,048.231 290,262.978 0.000 0.000 0.000 0.000 0.000
24

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.20%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.080447 $1.106906 $1.195971 $1.037862 $0.870421 $0.990792 $0.917981 $0.709461 $1.124963 $1.056173	$1.055828 $1.080447 $1.106906 $1.195971 $1.037862 $0.870421 $0.990792 $0.917981 $0.709461 $1.124963	54,052.455 54,078.402 61,561.705 62,722.322 95,181.610 95,248.930 95,193.932 95,216.484 108,299.751 89,784.879
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.729939 $1.586348 $1.532544 $1.059090 $0.939648 $1.021451 $0.821415 $0.658077 $1.059916 $1.075152	$1.650423 $1.729939 $1.586348 $1.532544 $1.059090 $0.939648 $1.021451 $0.821415 $0.658077 $1.059916	30,496.974 13,883.091 13,883.091 13,883.091 13,883.091 55,452.019 57,913.580 13,883.091 26,454.857 27,187.635
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.520002 $1.554429 $1.437702 $1.247781 $1.134703 $1.117673 $0.922028 $0.748230 $1.134220 $1.022538	$1.600956 $1.520002 $1.554429 $1.437702 $1.247781 $1.134703 $1.117673 $0.922028 $0.748230 $1.134220	13,729.915 98,151.055 5,527.717 5,533.050 5,539.443 5,546.721 46,109.814 5,561.455 5,571.693 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.990511 $1.038744 $0.984495 $0.899575 $0.910519 $0.963337 $1.019844 $0.998143	$1.021390 $0.990511 $1.038744 $0.984495 $0.899575 $0.910519 $0.963337 $1.019844	0.000 0.000 102,534.306 103,101.364 103,671.561 104,244.907 104,821.421 0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.949288 $0.990759 $0.931314 $0.880028 $0.885991 $0.978448 $1.020512 $0.997250	$0.975140 $0.949288 $0.990759 $0.931314 $0.880028 $0.885991 $0.978448 $1.021595	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount Inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.949470 $1.005102 $0.965480 $0.844763 $0.857507 $0.991502 $1.020512 $0.996382	$0.974347 $0.949470 $1.005102 $0.965480 $0.844763 $0.857507 $0.991502 $1.020512	0.000 0.000 0.000 0.000 0.000 0.000 44,573.959 0.000
25

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.20%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.285891 $1.307423 $1.280625 $1.346022 $1.281914 $1.236499 $1.181738 $1.043383 $1.100224 $1.033553	$1.289415 $1.285891 $1.307423 $1.280625 $1.346022 $1.281914 $1.236499 $1.181738 $1.043383 $1.100224	236,169.829 216,697.612 232,324.624 232,712.371 233,102.260 233,494.309 233,888.522 153,777.837 47,712.577 0.000
TA PineBridge Inflation Opportunities- Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$0.939348 $0.988352 $0.977089 $1.104014 $1.061576 $1.000000	$0.954130 $0.939348 $0.988352 $0.977089 $1.104014 $1.061576	0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.034394 $1.082716 $1.068023 $1.019435 $0.975814 $1.000000	$1.038982 $1.034394 $1.082716 $1.068023 $1.019435 $0.975814	0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.046698 $1.144520 $1.133159 $0.994006 $0.915678 $1.000000	$1.044371 $1.046698 $1.144520 $1.133159 $0.994006 $0.915678	0.000 0.000 50,065.889 50,342.779 50,621.199 50,901.156
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.045859 $1.116637 $1.101378 $1.013009 $0.956089 $1.000000	$1.045744 $1.045859 $1.116637 $1.101378 $1.013009 $0.956089	14,361.839 15,798.291 17,171.396 18,554.008 20,123.855 0.000
TA Small Mid Cap Value - Service Class(5) Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.641341 $1.724602 $1.679681 $1.261879 $1.111484 $1.169323 $0.918896 $0.657184 $1.000000	$1.940260 $1.641341 $1.724602 $1.679681 $1.261879 $1.111484 $1.169323 $0.918896 $0.657184	27,528.377 10,280.840 17,005.468 30,301.719 9,579.076 9,579.076 9,579.076 9,579.076 9,579.076
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.825357 $1.826179 $1.756670 $1.249343 $1.106446 $1.113883 $0.849152 $0.627366 $1.008290 $0.943135	$1.982672 $1.825357 $1.826179 $1.756670 $1.249343 $1.106446 $1.113883 $0.849152 $0.627366 $1.008290	72,528.419 72,542.545 72,556.897 72,869.163 68,484.751 68,484.751 68,484.751 17,614.100 13,717.148 111,651.926
26

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.20%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Torray Concentrated Growth - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.537611 $1.600835 $1.490752 $1.147169 $1.003668 $1.052378 $0.904751 $0.637320 $1.127087 $1.057444	$1.602052 $1.537611 $1.600835 $1.490752 $1.147169 $1.003668 $1.052378 $0.904751 $0.637320 $1.127087	34,138.797 54,378.669 69,834.448 66,067.153 51,918.713 51,990.899 51,726.172 53,582.314 31,643.822 31,156.019
TA TS&W International Equity - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.975911 $0.987128 $1.066223 $0.878267 $0.770965 $0.922243 $0.871065 $0.708350 $1.187790 $1.053195	$0.962275 $0.975911 $0.987128 $1.066223 $0.878267 $0.770965 $0.922243 $0.871065 $0.708350 $1.187790	261,416.558 386,043.524 400,544.519 396,799.149 398,447.931 387,585.144 392,583.776 327,745.851 130,440.550 383,655.125
TA WMC US Growth - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.325498 $1.270662 $1.171685 $0.906245 $0.820723 $0.873044 $0.759470 $0.602171 $1.143504 $1.007202	$1.330001 $1.325498 $1.270662 $1.171685 $0.906245 $0.820723 $0.873044 $0.759470 $0.602171 $1.143504	270,352.440 548,566.619 509,636.555 524,198.239 536,940.227 570,919.895 220,411.864 221,029.047 234,309.589 230,523.398

Separate Account Expense 2.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.637099 $1.654171 $1.580665 $1.391388 $1.256225 $1.326218 $1.230654 $1.012092 $1.000000	$1.670691 $1.637099 $1.654171 $1.580665 $1.391388 $1.256225 $1.326218 $1.230654 $1.012092	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.021784 $2.036198 $1.903163 $1.444404 $1.258579 $1.212010 $1.097579 $0.931613 $1.604815 $1.563517	$2.198465 $2.021784 $2.036198 $1.903163 $1.444404 $1.258579 $1.212010 $1.097579 $0.931613 $1.604815	384,476.316 340,018.431 315,447.306 293,663.634 295,627.290 220,008.630 237,619.809 239,492.303 264,454.605 268,088.522
27

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Large Cap Growth Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.191681 $2.019575 $1.812188 $1.351205 $1.182836 $1.255344 $1.167532 $0.869870 $1.476695 $1.327845	$2.196188 $2.191681 $2.019575 $1.812188 $1.351205 $1.182836 $1.255344 $1.167532 $0.869870 $1.476695	46,818.072 54,471.386 172,250.370 172,968.313 173,805.775 197,342.186 195,379.345 186,754.085 169,973.549 170,383.441
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.352774 $1.376902 $1.278418 $1.094795 $0.974091 $1.034575 $0.897454 $0.662760 $1.000000	$1.416801 $1.352774 $1.376902 $1.278418 $1.094795 $0.974091 $1.034575 $0.897454 $0.662760	72,861.073 17,008.764 18,025.214 42,795.606 43,617.633 90,904.480 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.525466 $2.569093 $2.350405 $1.833426 $1.612739 $1.694530 $1.480365 $1.116280 $1.989918 $1.733058	$2.663577 $2.525466 $2.569093 $2.350405 $1.833426 $1.612739 $1.694530 $1.480365 $1.116280 $1.989918	766,849.966 605,409.453 654,035.995 605,232.945 596,670.740 537,715.473 544,118.828 544,766.097 511,499.203 742,112.074
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.848091 $1.971388 $1.856366 $1.483459 $1.294695 $1.313868 $1.167869 $0.918503 $1.640841 $1.655258	$2.129720 $1.848091 $1.971388 $1.856366 $1.483459 $1.294695 $1.313868 $1.167869 $0.918503 $1.640841	41,089.945 54,495.828 62,363.426 63,926.543 65,467.799 83,033.341 83,869.689 83,710.773 92,166.928 86,513.185
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.173992 $2.077312 $1.911466 $1.435693 $1.282064 $1.309996 $1.080349 $0.862406 $1.672074 $1.348661	$2.140064 $2.173992 $2.077312 $1.911466 $1.435693 $1.282064 $1.309996 $1.080349 $0.862406 $1.672074	82,240.501 88,268.905 88,747.485 90,515.538 91,151.884 94,367.183 94,488.027 94,671.968 91,775.171 80,837.215
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$3.217908 $3.341534 $3.219216 $2.420258 $2.158255 $2.472967 $1.964731 $1.436090 $2.429262 $2.151737	$3.525984 $3.217908 $3.341534 $3.219216 $2.420258 $2.158255 $2.472967 $1.964731 $1.436090 $2.429262	432,231.449 367,441.625 386,774.589 428,928.912 433,952.133 476,511.949 506,792.651 514,906.085 498,623.150 750,741.561
28

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.439969 $2.574581 $2.469127 $1.937400 $1.557672 $1.749201 $1.414285 $0.919295 $1.927952 $1.867997	$2.610228 $2.439969 $2.574581 $2.469127 $1.937400 $1.557672 $1.749201 $1.414285 $0.919295 $1.927952	236,573.958 211,918.366 253,959.681 268,289.229 280,620.731 268,455.907 300,848.858 318,662.057 336,063.844 419,807.998
Franklin Founding Funds Allocation VIP Fund - Class 4(2) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.632507 $1.781209 $1.773400 $1.466827 $1.303046 $1.355619 $1.257960 $0.989426 $1.000000	$1.802125 $1.632507 $1.781209 $1.773400 $1.466827 $1.303046 $1.355619 $1.257960 $0.989426	2,208.218 2,377.002 2,544.399 2,716.862 2,908.959 3,125.538 0.000 0.000 0.000
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.118483 $1.229250 $1.200273 $1.076059 $0.975846 $0.973557 $0.882623 $0.664906 $0.965627 $1.000000	$1.248565 $1.118483 $1.229250 $1.200273 $1.076059 $0.975846 $0.973557 $0.882623 $0.664906 $0.965627	105,034.900 105,034.900 105,034.900 105,034.900 105,034.900 63,440.659 63,440.659 36,481.412 36,491.486 13,238.852
Franklin Mutual Shares VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.053526 $1.132073 $1.079535 $0.859757 $0.768829 $0.793595 $0.729031 $0.590810 $0.959702 $1.000000	$1.197044 $1.053526 $1.132073 $1.079535 $0.859757 $0.768829 $0.793595 $0.729031 $0.590810 $0.959702	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Invesco V.I. American Franchise Fund – Series II Shares Subaccount Inception Date April 27, 2012	2016 2015 2014 2013 2012	$1.425430 $1.390046 $1.312710 $0.959203 $1.000000	$1.423660 $1.425430 $1.390046 $1.312710 $0.959203	0.000 0.000 0.000 0.000 0.000
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.456813 $1.665626 $1.599307 $1.225828 $1.064400 $1.125456 $1.074985 $0.743277 $1.578813 $1.591252	$1.681839 $1.456813 $1.665626 $1.599307 $1.225828 $1.064400 $1.125456 $1.074985 $0.743277 $1.578813	0.000 0.000 0.000 55,958.397 77,667.759 102,231.275 101,644.904 107,486.988 66,037.760 56,911.712
29

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$3.248824 $3.198189 $2.910626 $2.251748 $1.966375 $2.042316 $1.662040 $1.175386 $2.138831 $1.794831	$3.565606 $3.248824 $3.198189 $2.910626 $2.251748 $1.966375 $2.042316 $1.662040 $1.175386 $2.138831	77,777.484 78,535.137 79,260.558 79,842.382 80,091.733 115,834.185 76,974.691 81,680.157 81,983.165 85,077.565
Janus Aspen – Global Research Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.644706 $1.723738 $1.642818 $1.310256 $1.116779 $1.326286 $1.172770 $0.871869 $1.613854 $1.507580	$1.639460 $1.644706 $1.723738 $1.642818 $1.310256 $1.116779 $1.326286 $1.172770 $0.871869 $1.613854	153,607.904 154,484.490 155,265.963 156,203.410 157,234.158 184,571.469 184,972.467 190,110.270 163,788.505 164,667.097
MFS ® New Discovery Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.343759 $2.446669 $2.701774 $1.954296 $1.651425 $1.884653 $1.416164 $0.887916 $1.499841 $1.498539	$2.496454 $2.343759 $2.446669 $2.701774 $1.954296 $1.651425 $1.884653 $1.416164 $0.887916 $1.499841	41,434.750 42,492.030 78,077.691 89,112.786 110,354.495 172,531.715 134,578.286 148,887.174 130,537.787 169,448.655
MFS ® Total Return Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.654309 $1.699734 $1.604163 $1.380050 $1.270911 $1.277917 $1.190685 $1.033161 $1.358741 $1.335553	$1.762349 $1.654309 $1.699734 $1.604163 $1.380050 $1.270911 $1.277917 $1.190685 $1.033161 $1.358741	20,957.147 21,524.479 30,593.235 32,038.344 67,832.183 128,233.394 128,731.106 151,350.994 123,998.994 204,767.048
Templeton Foreign VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.858035 $0.937352 $1.077447 $0.895014 $0.773354 $0.883971 $0.832934 $0.620853 $1.063816 $1.000000	$0.900299 $0.858035 $0.937352 $1.077447 $0.895014 $0.773354 $0.883971 $0.832934 $0.620853 $1.063816	132,875.754 137,182.529 138,500.937 139,831.356 141,277.366 244,403.807 184,430.829 58,184.934 0.000 0.000
TA AB Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.482991 $1.521254 $1.474956 $1.409586 $1.361152 $1.367579 $1.279852 $0.996728 $1.616227 $1.395882	$1.480746 $1.482991 $1.521254 $1.474956 $1.409586 $1.361152 $1.367579 $1.279852 $0.996728 $1.616227	64,017.634 58,789.582 66,950.407 50,692.897 52,526.384 48,415.025 50,488.343 48,386.689 53,550.687 78,435.731
30

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon Government Money Market - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.886162 $0.905177 $0.924597 $0.944437 $0.964808 $0.985442 $1.006569 $1.028091 $1.028011 $1.002449	$0.867608 $0.886162 $0.905177 $0.924597 $0.944437 $0.964808 $0.985442 $1.006569 $1.028091 $1.028011	386,449.026 336,329.359 63,480.807 55,381.278 65,662.332 197,338.252 452,318.667 951,101.316 1,286,239.026 437,887.594
TA Aegon High Yield Bond - Service Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.659132 $1.770959 $1.746086 $1.677476 $1.463459 $1.429973 $1.302247 $0.905796 $1.241463 $1.246751	$1.867980 $1.659132 $1.770959 $1.746086 $1.677476 $1.463459 $1.429973 $1.302247 $0.905796 $1.241463	156,127.590 155,530.809 131,178.040 516,606.238 551,199.751 79,846.257 614,636.683 661,375.335 721,162.519 100,722.824
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.172495 $1.199802 $1.173696 $1.229512 $1.197815 $1.140400 $1.117712 $1.095748 $1.042101 $1.006430	$1.149498 $1.172495 $1.199802 $1.173696 $1.229512 $1.197815 $1.140400 $1.117712 $1.095748 $1.042101	118,354.060 63,937.296 119,225.945 90,047.454 94,159.060 795,166.916 417,276.389 433,673.132 872,047.666 101,410.831
TA Asset Allocation - Conservative - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.514378 $1.580848 $1.583970 $1.483185 $1.413530 $1.410588 $1.325501 $1.084034 $1.408993 $1.356090	$1.546402 $1.514378 $1.580848 $1.583970 $1.483185 $1.413530 $1.410588 $1.325501 $1.084034 $1.408993	148,175.852 483,213.553 862,971.192 989,792.552 1,011,422.157 1,057,160.455 1,873,931.402 1,928,458.053 2,482,622.017 1,435,409.234
TA Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.827069 $1.906724 $1.901381 $1.536724 $1.396856 $1.513002 $1.348037 $1.062976 $1.802573 $1.712514	$1.892826 $1.827069 $1.906724 $1.901381 $1.536724 $1.396856 $1.513002 $1.348037 $1.062976 $1.802573	1,620,650.624 1,652,878.281 1,722,312.486 1,925,492.681 1,923,862.758 2,258,430.608 2,939,679.866 3,414,953.644 3,468,484.844 6,034,694.788
TA Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.743631 $1.827157 $1.821858 $1.563319 $1.446990 $1.512466 $1.374483 $1.098022 $1.672295 $1.588385	$1.813779 $1.743631 $1.827157 $1.821858 $1.563319 $1.446990 $1.512466 $1.374483 $1.098022 $1.672295	2,810,333.515 3,378,314.515 3,836,312.867 4,252,821.800 4,362,283.255 4,927,154.830 4,665,739.697 4,835,060.473 5,083,316.971 6,214,163.500
31

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.649940 $1.728224 $1.720489 $1.552088 $1.453235 $1.480090 $1.372753 $1.111167 $1.538027 $1.458473	$1.700210 $1.649940 $1.728224 $1.720489 $1.552088 $1.453235 $1.480090 $1.372753 $1.111167 $1.538027	1,973,138.992 2,212,171.428 2,272,329.359 2,178,220.126 2,180,863.689 2,111,399.059 2,282,409.428 2,590,206.086 2,991,827.462 4,795,439.912
TA Barrow Hanley Dividend Focused - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.128970 $2.261405 $2.063698 $1.622491 $1.487002 $1.482471 $1.374770 $1.234971 $1.913440 $1.873346	$2.388385 $2.128970 $2.261405 $2.063698 $1.622491 $1.487002 $1.482471 $1.374770 $1.234971 $1.913440	509,668.278 524,378.665 478,338.433 567,936.673 629,754.499 727,182.637 774,900.793 495,017.361 255,162.008 279,474.301
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.320590 $1.350671 $1.313138 $1.193974 $1.108752 $1.091672 $1.002432 $0.993347	$1.356325 $1.320590 $1.350671 $1.313138 $1.193974 $1.108752 $1.091672 $1.002432	218,976.721 112,659.628 104,746.106 79,524.937 52,102.833 0.000 0.000 0.000
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.337324 $2.408586 $2.171661 $2.139045 $1.748527 $1.900236 $1.683496 $1.292959 $2.297071 $2.520868	$2.297852 $2.337324 $2.408586 $2.171661 $2.139045 $1.748527 $1.900236 $1.683496 $1.292959 $2.297071	129,525.106 129,391.105 162,184.870 165,671.618 165,596.451 187,571.774 204,685.485 185,759.138 248,337.983 252,795.159
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.950387 $0.989479 $1.018790 $0.925351 $0.840438 $0.928429 $0.860268 $0.679492 $1.090028 $1.026410	$0.940450 $0.950387 $0.989479 $1.018790 $0.925351 $0.840438 $0.928429 $0.860268 $0.679492 $1.090028	200,009.105 478,438.265 483,283.309 485,055.706 486,862.138 607,106.091 419,643.703 474,493.549 497,882.501 367,405.065
TA Janus Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.145862 $2.313782 $2.369730 $1.743638 $1.637615 $1.797079 $1.374217 $0.876694 $1.672182 $1.397529	$2.052419 $2.145862 $2.313782 $2.369730 $1.743638 $1.637615 $1.797079 $1.374217 $0.876694 $1.672182	36,086.388 36,769.489 44,597.575 56,118.472 60,961.633 162,716.050 26,437.137 26,581.151 23,996.686 38,924.941
32

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Jennison Growth - Service Class Subaccount Inception Date November 20, 1996	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.464827 $2.266038 $2.108372 $1.568615 $1.388542 $1.429363 $1.303937 $0.946742 $1.537870 $1.411887	$2.367199 $2.464827 $2.266038 $2.108372 $1.568615 $1.388542 $1.429363 $1.303937 $0.946742 $1.537870	328,327.867 331,993.285 433,689.811 533,487.325 594,338.566 627,661.776 685,267.091 39,633.086 15,325.946 15,325.946
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 1997	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.087087 $2.139556 $1.917669 $1.482493 $1.304571 $1.326274 $1.179562 $0.931759 $1.523527 $1.492264	$2.270518 $2.087087 $2.139556 $1.917669 $1.482493 $1.304571 $1.326274 $1.179562 $0.931759 $1.523527	217,273.865 221,244.550 253,377.753 89,154.099 172,877.404 91,759.111 91,959.668 101,832.525 94,706.021 94,971.323
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.996097 $2.100752 $1.866215 $1.450047 $1.232065 $1.237099 $1.028874 $0.985141	$2.233201 $1.996097 $2.100752 $1.866215 $1.450047 $1.232065 $1.237099 $1.028874	30,236.692 24,678.506 19,882.791 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.139129 $1.184583 $1.157401 $1.060992 $0.999957 $1.006651 $0.928956 $0.814316 $1.000000	$1.157070 $1.139129 $1.184583 $1.157401 $1.060992 $0.999957 $1.006651 $0.928956 $0.814316	535,160.282 608,383.954 680,912.104 751,062.870 824,093.965 862,174.139 11,169.593 11,205.641 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.187010 $1.220927 $1.185061 $1.126394 $1.079305 $1.068541 $0.997500 $0.999942	$1.209454 $1.187010 $1.220927 $1.185061 $1.126394 $1.079305 $1.068541 $0.997500	112,478.854 114,970.195 67,023.011 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.132755 $1.199254 $1.178251 $1.013286 $0.927966 $0.958745 $0.866647 $0.718684 $1.000000	$1.160760 $1.132755 $1.199254 $1.178251 $1.013286 $0.927966 $0.958745 $0.866647 $0.718684	33,625.515 33,123.925 32,445.097 32,445.097 4,295.325 4,298.468 4,301.697 4,305.529 0.000
33

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.902515 $1.948152 $2.103881 $1.824864 $1.529699 $1.740377 $1.611688 $1.244990 $1.973156 $1.851605	$1.860090 $1.902515 $1.948152 $2.103881 $1.824864 $1.529699 $1.740377 $1.611688 $1.244990 $1.973156	84,825.109 83,776.757 85,616.634 117,962.267 73,598.504 90,675.200 91,686.741 94,923.154 99,549.722 235,625.538
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.576052 $2.361081 $2.279890 $1.574781 $1.396493 $1.517316 $1.219584 $0.976595 $1.572158 $1.593965	$2.458850 $2.576052 $2.361081 $2.279890 $1.574781 $1.396493 $1.517316 $1.219584 $0.976595 $1.572158	172,178.446 136,483.287 135,351.183 119,329.617 124,573.312 157,965.660 192,823.192 194,647.348 202,655.826 269,248.002
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.991061 $2.035153 $1.881401 $1.632069 $1.483440 $1.460472 $1.204240 $0.976767 $1.479924 $1.333543	$2.098134 $1.991061 $2.035153 $1.881401 $1.632069 $1.483440 $1.460472 $1.204240 $0.976767 $1.479924	233,527.201 100,498.631 88,702.100 95,963.114 58,660.463 22,982.711 28,385.444 29,364.361 32,647.518 33,187.572
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.303186 $1.324357 $1.296569 $1.362118 $1.296607 $1.250055 $1.194111 $1.053799 $1.110668 $1.042860	$1.307393 $1.303186 $1.324357 $1.296569 $1.362118 $1.296607 $1.250055 $1.194111 $1.053799 $1.110668	343,993.417 333,550.672 771,586.388 887,583.876 1,324,637.333 1,045,051.781 1,189,263.952 1,261,928.300 700,796.489 971,174.920
TA Small Mid Cap Value - Service Class(5) Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.647737 $1.730482 $1.684586 $1.264937 $1.113634 $1.171007 $0.919767 $0.657484 $1.000000	$1.948780 $1.647737 $1.730482 $1.684586 $1.264937 $1.113634 $1.171007 $0.919767 $0.657484	38,256.134 38,986.346 39,451.135 40,617.145 41,954.238 81,953.462 82,377.749 49,205.015 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$3.040234 $3.040090 $2.922941 $2.077783 $1.839225 $1.850689 $1.410149 $1.041318 $1.672766 $1.563893	$3.303873 $3.040234 $3.040090 $2.922941 $2.077783 $1.839225 $1.850689 $1.410149 $1.041318 $1.672766	93,467.988 122,941.332 126,022.174 189,322.594 136,381.194 174,002.483 200,914.667 203,157.795 194,406.272 178,833.197
34

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 2.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Torray Concentrated Growth - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.122074 $2.208242 $2.055377 $1.580887 $1.382451 $1.448837 $1.244984 $0.876554 $1.549416 $1.452967	$2.212074 $2.122074 $2.208242 $2.055377 $1.580887 $1.382451 $1.448837 $1.244984 $0.876554 $1.549416	173,013.457 177,902.367 124,683.863 146,276.424 218,585.342 234,963.958 270,709.812 284,783.183 31,001.174 28,230.593
TA TS&W International Equity - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.849556 $1.869891 $2.018715 $1.662032 $1.458260 $1.743544 $1.645991 $1.337860 $2.242303 $1.987234	$1.824596 $1.849556 $1.869891 $2.018715 $1.662032 $1.458260 $1.743544 $1.645991 $1.337860 $2.242303	257,322.326 246,177.573 292,484.099 345,923.585 307,682.821 318,467.139 312,644.586 313,124.823 316,075.400 372,198.321
TA WMC US Growth - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.178900 $2.087734 $1.924176 $1.487541 $1.346497 $1.431639 $1.244787 $0.986483 $1.872364 $1.648376	$2.187357 $2.178900 $2.087734 $1.924176 $1.487541 $1.346497 $1.431639 $1.244787 $0.986483 $1.872364	675.583.264 613,111.453 616,163.857 676,867.086 742,542.877 832,471.629 451,234.084 463,695.354 417,090.899 472,810.388

Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.665955 $1.679215 $1.600676 $1.405556 $1.265900 $1.333173 $1.234087 $1.012438 $1.000000	$1.704297 $1.665955 $1.679215 $1.600676 $1.405556 $1.265900 $1.333173 $1.234087 $1.012438	8,614.357 8,679.748 7,133.088 18,476.268 904.352 549.150 5,378.614 0.000 0.000
AB Growth and Income Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.459840 $1.466649 $1.367469 $1.035305 $0.899895 $0.864477 $0.780936 $0.661227 $1.136227 $1.104265	$1.591293 $1.459840 $1.466649 $1.367469 $1.035305 $0.899895 $0.864477 $0.780936 $0.661227 $1.136227	49,947.329 21,339.281 21,741.131 8,664.155 12,950.080 7,353.541 7,353.541 7,353.541 0.000 0.000
35

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Large Cap Growth Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.667775 $1.533049 $1.372268 $1.020685 $0.891303 $0.943619 $0.875466 $0.650665 $1.101853 $0.988345	$1.675293 $1.667775 $1.533049 $1.372268 $1.020685 $0.891303 $0.943619 $0.875466 $0.650665 $1.101853	19,108.398 19,374.410 23,562.156 23,814.517 24,093.300 24,396.518 3,966.221 3,971.995 1,293.299 9,458.939
American Funds - Asset Allocation FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.547873 $1.560096 $1.512801 $1.249960 $1.099572 $1.109332 $1.007699 $0.989771	$1.657175 $1.547873 $1.560096 $1.512801 $1.249960 $1.099572 $1.109332 $1.007699	1,180,402.865 1,111,744.963 1,179,830.746 1,016,540.768 516,093.508 437,403.896 135,665.227 0.000
American Funds - Bond FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.071594 $1.092175 $1.060248 $1.107483 $1.074257 $1.034670 $0.993413 $1.000892	$1.079458 $1.071594 $1.092175 $1.060248 $1.107483 $1.074257 $1.034670 $0.993413	131,514.325 150,598.771 123,757.324 162,553.141 251,798.552 152,199.563 45,533.387 0.000
American Funds - Growth FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.777537 $1.700057 $1.601217 $1.257803 $1.090519 $1.164254 $1.002561 $0.986474	$1.904411 $1.777537 $1.700057 $1.601217 $1.257803 $1.090519 $1.164254 $1.002561	364,067.426 267,195.140 435,310.877 163,246.842 131,805.976 216,429.230 184,148.644 0.000
American Funds - Growth-Income FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.703310 $1.715827 $1.585022 $1.213392 $1.055668 $1.098962 $1.007946 $0.986795	$1.858778 $1.703310 $1.715827 $1.585022 $1.213392 $1.055668 $1.098962 $1.007946	65,290.954 79,649.755 111,159.761 95,350.912 67,055.547 44,659.678 9,310.735 0.000
American Funds - International FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.057640 $1.132153 $1.188605 $0.998675 $0.865733 $1.028362 $0.980076 $0.982905	$1.071499 $1.057640 $1.132153 $1.188605 $0.998675 $0.865733 $1.028362 $0.980076	23,558.246 23,744.535 24,825.178 39,053.372 43,713.877 22,273.338 17,940.390 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.378450 $1.399606 $1.296321 $1.107412 $0.982896 $1.041380 $0.901140 $0.663853 $1.000000	$1.447227 $1.378450 $1.399606 $1.296321 $1.107412 $0.982896 $1.041380 $0.901140 $0.663853	996,016.636 779,890.942 771,933.450 351,968.019 286,900.899 282,287.498 131,950.363 78,165.444 0.000
36

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.528283 $1.550884 $1.415395 $1.101364 $0.966423 $1.012949 $0.882764 $0.664024 $1.180803 $1.025856	$1.615807 $1.528283 $1.550884 $1.415395 $1.101364 $0.966423 $1.012949 $0.882764 $0.664024 $1.180803	268,371.530 304,675.148 450,524.899 480,967.387 430,251.795 373,518.200 362,724.457 89,329.091 60,103.259 51,894.975
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.255897 $1.336407 $1.255356 $1.000726 $0.871245 $0.881994 $0.782082 $0.613580 $1.093424 $1.100311	$1.450806 $1.255897 $1.336407 $1.255356 $1.000726 $0.871245 $0.881994 $0.782082 $0.613580 $1.093424	135,290.755 150,967.408 169,504.371 178,160.536 198,709.370 221,088.017 178,232.902 167,938.302 173,463.859 148,014.352
Fidelity VIP Growth Portfolio – Service Class 22 Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.663198 $1.585344 $1.455203 $1.090321 $0.971257 $0.989998 $0.814445 $0.648553 $1.254358 $1.009247	$1.641244 $1.663198 $1.585344 $1.455203 $1.090321 $0.971257 $0.989998 $0.814445 $0.648553 $1.254358	77,489.222 78,563.738 79,649.171 80,753.034 81,967.209 593,561.591 584,535.865 556,322.812 556,655.149 60,758.587
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.499399 $1.553200 $1.492682 $1.119481 $0.995842 $1.138259 $0.902106 $0.657771 $1.109935 $0.980709	$1.646969 $1.499399 $1.553200 $1.492682 $1.119481 $0.995842 $1.138259 $0.902106 $0.657771 $1.109935	146,316.850 153,074.941 172,111.477 193,337.378 138,644.063 210,419.415 214,978.311 51,172.575 37,156.794 36,006.338
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.414327 $1.488700 $1.424219 $1.114771 $0.894075 $1.001557 $0.807801 $0.523790 $1.095776 $1.059093	$1.516734 $1.414327 $1.488700 $1.424219 $1.114771 $0.894075 $1.001557 $0.807801 $0.523790 $1.095776	174,040.732 191,742.725 336,654.115 348,540.141 231,688.152 112,448.089 166,472.922 139,934.727 139,273.769 138,654.104
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.661286 $1.808168 $1.795840 $1.481755 $1.313086 $1.362737 $1.261486 $0.989766 $1.000000	$1.838371 $1.661286 $1.808168 $1.795840 $1.481755 $1.313086 $1.362737 $1.261486 $0.989766	261,703.906 282,894.756 327,124.140 372,848.545 499,242.948 635,898.332 339,756.684 16,095.124 4,061.764
37

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.142475 $1.252548 $1.220029 $1.091097 $0.987050 $0.982343 $0.888410 $0.667633 $0.967204 $1.000000	$1.278452 $1.142475 $1.252548 $1.220029 $1.091097 $0.987050 $0.982343 $0.888410 $0.667633 $0.967204	190,528.289 241,810.742 288,172.475 310,048.218 449,474.916 190,080.438 100,543.100 36,920.627 22,397.977 0.000
Franklin Mutual Shares VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.076160 $1.153566 $1.097335 $0.871800 $0.777669 $0.800752 $0.733813 $0.593231 $0.961270 $1.000000	$1.225740 $1.076160 $1.153566 $1.097335 $0.871800 $0.777669 $0.800752 $0.733813 $0.593231 $0.961270	28,462.925 31,665.570 33,161.216 34,385.597 35,811.804 37,419.610 34,947.034 14,373.909 7,293.280 0.000
Invesco V.I. American Franchise Fund – Series II Shares Subaccount Inception Date April 27, 2012	2016 2015 2014 2013 2012	$1.438353 $1.399220 $1.318136 $0.960808 $1.000000	$1.440079 $1.438353 $1.399220 $1.318136 $0.960808	17,887.475 18,035.596 18,352.237 18,498.956 19,075.834
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.992188 $1.131623 $1.083920 $0.828764 $0.717856 $0.757172 $0.721445 $0.497605 $1.054375 $1.060064	$1.148241 $0.992188 $1.131623 $1.083920 $0.828764 $0.717856 $0.757172 $0.721445 $0.497605 $1.054375	14,854.101 15,320.170 45,724.067 46,543.194 47,268.615 47,992.674 18,147.514 1,087.021 3,319.689 13,414.948
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.937684 $1.902824 $1.727500 $1.333176 $1.161348 $1.203252 $0.976820 $0.689114 $1.250883 $1.047121	$2.131826 $1.937684 $1.902824 $1.727500 $1.333176 $1.161348 $1.203252 $0.976820 $0.689114 $1.250883	22,058.861 22,132.668 22,201.589 22,269.553 22,343.294 22,420.455 27,830.964 20,113.376 13,854.438 0.000
Janus Aspen – Global Research Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.233316 $1.289412 $1.225876 $0.975324 $0.829252 $0.982399 $0.866567 $0.642659 $1.186653 $1.105786	$1.232384 $1.233316 $1.289412 $1.225876 $0.975324 $0.829252 $0.982399 $0.866567 $0.642659 $1.186653	22,031.104 23,721.832 24,563.493 29,761.082 30,667.535 116,788.397 122,478.585 22,656.253 15,124.558 10,721.978
38

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
MFS ® New Discovery Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.608198 $1.674695 $1.844784 $1.331144 $1.122080 $1.277416 $0.957525 $0.598887 $1.009127 $1.005768	$1.717164 $1.608198 $1.674695 $1.844784 $1.331144 $1.122080 $1.277416 $0.957525 $0.598887 $1.009127	38,927.027 39,280.284 39,825.902 60,166.464 61,113.692 57,912.347 55,536.861 33,821.905 27,398.274 21,573.908
MFS ® Total Return Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.353002 $1.386750 $1.305566 $1.120421 $1.029279 $1.032426 $0.959602 $0.830613 $1.089681 $1.068454	$1.444890 $1.353002 $1.386750 $1.305566 $1.120421 $1.029279 $1.032426 $0.959602 $0.830613 $1.089681	58,132.325 66,376.339 85,449.866 118,372.063 131,805.843 146,478.588 89,738.373 59,511.739 34,696.136 76,310.184
State Street Total Return V.I.S. Fund - Class 3(2)(4) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.252072 $1.295765 $1.259100 $1.121354 $1.020059 $1.074749 $1.003337 $0.988803	$1.300948 $1.252072 $1.295765 $1.259100 $1.121354 $1.020059 $1.074749 $1.003337	76,150.545 53,836.856 75,162.993 84,232.877 118,498.130 173,633.860 32,381.232 0.000
Templeton Foreign VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.876469 $0.955149 $1.095225 $0.907552 $0.782256 $0.891954 $0.838401 $0.623405 $1.065568 $1.000000	$0.921897 $0.876469 $0.955149 $1.095225 $0.907552 $0.782256 $0.891954 $0.838401 $0.623405 $1.065568	60,646.498 99,301.823 103,527.766 170,411.623 175,123.760 264,597.416 198,839.781 77,842.934 54,588.797 16,655.770
TA AB Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.075212 $1.100258 $1.064161 $1.014505 $0.977247 $0.979463 $0.914390 $0.710376 $1.149055 $0.989965	$1.076214 $1.075212 $1.100258 $1.064161 $1.014505 $0.977247 $0.979463 $0.914390 $0.710376 $1.149055	926,815.942 978,307.584 1,086,366.286 1,322,320.748 1,288,155.924 998,971.583 33,747.651 26,968.407 6,687.833 6,776.405
TA Aegon Government Money Market - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.920298 $0.937744 $0.955517 $0.973625 $0.992177 $1.010924 $1.030079 $1.049513 $1.046863 $1.018335	$0.903224 $0.920298 $0.937744 $0.955517 $0.973625 $0.992177 $1.010924 $1.030079 $1.049513 $1.046863	586,191.586 823,883.446 875,828.479 2,883,311.355 2,250,858.418 1,481,724.666 729,816.250 399,264.666 676,118.179 343,026.579
39

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon High Yield Bond - Service Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.438804 $1.532018 $1.506799 $1.444044 $1.256721 $1.224966 $1.112807 $0.772135 $1.055670 $1.057560	$1.623881 $1.438804 $1.532018 $1.506799 $1.444044 $1.256721 $1.224966 $1.112807 $0.772135 $1.055670	109,386.647 84,719.813 130,707.695 132,124.752 209,352.426 217,262.574 62,220.674 33,540.262 0.000 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.234484 $1.260154 $1.229728 $1.285051 $1.248835 $1.186078 $1.159638 $1.134074 $1.075910 $1.036528	$1.213220 $1.234484 $1.260154 $1.229728 $1.285051 $1.248835 $1.186078 $1.159638 $1.134074 $1.075910	129,455.073 166,675.608 152,316.757 260,078.398 912,861.764 909,434.674 598,532.880 477,437.077 444,400.151 0.000
PAM TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date November 3, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.234484 $1.260154 $1.229728 $1.285051 $1.248835 $1.186078 $1.159638 $1.134074 $1.075910 $1.036528	$1.213220 $1.234484 $1.260154 $1.229728 $1.285051 $1.248835 $1.186078 $1.159638 $1.134074 $1.075910	385,582.503 707,460.508 364,857.512 420,044.489 604,309.892 880,669.842 626,365.072 515,621.744 787,322.762 81,371.416
TA American Funds Managed Risk - Balanced - Service Class Subaccount Inception Date May 1, 2015	2016 2015	$9.499167 $9.999484	$9.920148 $9.499167	7,344.544 7,185.280
TA Asset Allocation - Conservative - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.176946 $1.225590 $1.225001 $1.144254 $1.087841 $1.082938 $1.015120 $0.828163 $1.073776 $1.030912	$1.204774 $1.176946 $1.225590 $1.225001 $1.144254 $1.087841 $1.082938 $1.015120 $0.828163 $1.073776	3,631,720.894 3,700,378.809 4,481,603.652 5,695,405.125 6,327,828.033 5,499,486.579 4,189,722.984 3,985,042.434 4,894,990.078 2,084,202.644
TA Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.140058 $1.186842 $1.180624 $0.951866 $0.863099 $0.932582 $0.828876 $0.652006 $1.102931 $1.045246	$1.183987 $1.140058 $1.186842 $1.180624 $0.951866 $0.863099 $0.932582 $0.828876 $0.652006 $1.102931	295,831.635 331,146.612 406,334.550 503,334.467 592,542.326 711,215.193 745,881.138 787,970.364 795,660.503 966,514.483
40

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.169454 $1.222472 $1.215942 $1.040835 $0.961011 $1.002038 $0.908385 $0.723890 $1.099775 $1.042026	$1.219471 $1.169454 $1.222472 $1.215942 $1.040835 $0.961011 $1.002038 $0.908385 $0.723890 $1.099775	15,172,018.056 17,442,809.751 18,456,554.789 21,668,199.082 21,418,627.543 22,641,521.421 23,739,853.324 21,209,465.843 17,142,181.518 20,513,887.854
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.199464 $1.253300 $1.244639 $1.120068 $1.046145 $1.062879 $0.983380 $0.794044 $1.096387 $1.037121	$1.239028 $1.199464 $1.253300 $1.244639 $1.120068 $1.046145 $1.062879 $0.983380 $0.794044 $1.096387	9,341,388.218 9,980,282.234 11,598,578.904 12,220,940.428 12,386,651.534 12,277,605.774 13,424,691.315 14,175,984.447 9,962,953.196 6,045,535.743
TA Barrow Hanley Dividend Focused - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.235633 $1.309280 $1.191890 $0.934778 $0.854615 $0.849934 $0.786258 $0.704580 $1.088974 $1.063525	$1.389582 $1.235633 $1.309280 $1.191890 $0.934778 $0.854615 $0.849934 $0.786258 $0.704580 $1.088974	797,629.690 713,307.947 848,485.651 522,508.531 499,048.470 602,615.499 513,541.712 177,029.895 36,500.817 35,915.227
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998457	$10.434926	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.424342 $1.469435 $1.472940 $1.312916 $1.217802 $1.291530 $1.200030 $1.000000	$1.461601 $1.424342 $1.469435 $1.472940 $1.312916 $1.217802 $1.291530 $1.200030	2,333,058.828 2,406,444.785 2,799,835.918 3,146,980.705 3,050,316.723 3,285,308.240 1,742,008.410 130,561.494
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount inception Date November 10, 2014	2016 2015 2014	$9.384925 $9.902368 $9.998453	$9.244592 $9.384925 $9.902368	0.000 0.000 0.000
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception Date November 10, 2014	2016 2015 2014	$9.189175 $9.862474 $9.998453	$9.001257 $9.189175 $9.862474	34,788.035 44,723.056 39,907.684
TA BlackRock Smart Beta 50 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998457	$10.119562	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998457	$10.188554	0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.609357 $1.641985 $1.592449 $1.444391 $1.337994 $1.314161 $1.203782 $1.000000	$1.656938 $1.609357 $1.641985 $1.592449 $1.444391 $1.337994 $1.314161 $1.203782	1,890,240.110 1,991,217.425 2,333,424.667 1,671,552.706 1,676,025.516 998,952.622 439,035.128 39,945.950
41

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.170103 $1.202816 $1.081846 $1.062988 $0.866776 $0.939678 $0.830462 $0.636251 $1.127580 $1.234393	$1.153149 $1.170103 $1.202816 $1.081846 $1.062988 $0.866776 $0.939678 $0.830462 $0.636251 $1.127580	159,128.167 160,524.731 198,692.198 104,367.748 115,121.413 71,582.675 56,741.049 34,859.190 33,217.449 18,865.159
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.973177 $1.010717 $1.038111 $0.940599 $0.852193 $0.939130 $0.868064 $0.683958 $1.094494 $1.028086	$0.965361 $0.973177 $1.010717 $1.038111 $0.940599 $0.852193 $0.939130 $0.868064 $0.683958 $1.094494	1,407,794.139 1,579,167.149 1,625,368.522 1,475,178.320 1,617,649.142 1,659,012.054 2,096,589.276 2,041,513.547 2,128,751.748 1,219,711.124
TA Janus Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.169899 $1.190678 $1.125193 $0.963352 $0.872677 $0.997017 $0.985386 $0.986564	$1.195445 $1.169899 $1.190678 $1.125193 $0.963352 $0.872677 $0.997017 $0.985386	802,215.938 832,146.036 931,620.202 822,699.055 581,781.614 566,641.506 213,727.512 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.556939 $1.674671 $1.710959 $1.255837 $1.176573 $1.287990 $0.982522 $0.625274 $1.189694 $0.991858	$1.492786 $1.556939 $1.674671 $1.710959 $1.255837 $1.176573 $1.287990 $0.982522 $0.625274 $1.189694	147,037.463 148,354.762 201,515.380 216,249.832 179,530.045 203,362.476 127,657.607 27,347.953 25,842.364 21,301.345
TA Jennison Growth - Service Class Subaccount Inception Date November 20, 1996	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.792998 $1.644352 $1.526190 $1.132690 $1.000188 $1.027068 $0.934657 $0.676964 $1.096928 $1.004583	$1.726188 $1.792998 $1.644352 $1.526190 $1.132690 $1.000188 $1.027068 $0.934657 $0.676964 $1.096928	145,990.720 160,782.654 161,022.260 164,676.033 162,177.080 160,536.071 144,658.702 2,056.689 0.000 9,289.403
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.043966 $1.060255 $1.027962 $1.070287 $1.041220 $1.000000	$1.045663 $1.043966 $1.060255 $1.027962 $1.070287 $1.041220	249,908.884 219,080.804 160,645.505 158,288.355 202,743.956 16,026.851
42

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 1997	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.558251 $1.593502 $1.424748 $1.098742 $0.964497 $0.978148 $0.867821 $0.683847 $1.115419 $1.089839	$1.699353 $1.558251 $1.593502 $1.424748 $1.098742 $0.964497 $0.978148 $0.867821 $0.683847 $1.115419	15,512.891 15,512.891 15,512.891 15,512.891 15,512.891 8,630.181 8,630.181 8,630.181 8,630.181 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.026248 $2.127265 $1.885143 $1.461173 $1.238471 $1.240489 $1.029171 $0.985147	$2.272474 $2.026248 $2.127265 $1.885143 $1.461173 $1.238471 $1.240489 $1.029171	64,170.422 54,717.076 56,295.554 57,318.342 26,707.611 90,270.497 81,449.809 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.102493 $1.127972 $1.081479 $1.046658 $0.992523 $1.000000	$1.127335 $1.102493 $1.127972 $1.081479 $1.046658 $0.992523	556,654.607 600,018.330 626,692.824 721,084.765 618,967.743 239,132.572
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.104955 $1.149832 $1.080070 $1.006254 $1.000000	$1.077146 $1.104955 $1.149832 $1.080070 $1.006254	383,094.154 380,109.403 366,310.600 337,473.150 170,597.444
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.148636 $1.206036 $1.136037 $1.001328 $1.000000	$1.116125 $1.148636 $1.206036 $1.136037 $1.001328	47,286.378 46,149.687 62,292.057 62,151.230 33,482.146
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.160750 $1.204116 $1.173610 $1.073216 $1.008991 $1.013256 $0.932770 $0.815656 $1.000000	$1.181908 $1.160750 $1.204116 $1.173610 $1.073216 $1.008991 $1.013256 $0.932770 $0.815656	902,995.213 991,221.095 1,015,849.195 1,231,933.221 1,139,145.145 799,570.081 231,910.845 185,075.215 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.204921 $1.236318 $1.197069 $1.135030 $1.084909 $1.071463 $0.997783 $0.999948	$1.230707 $1.204921 $1.236318 $1.197069 $1.135030 $1.084909 $1.071463 $0.997783	151,272.607 149,664.024 137,351.257 282,089.323 286,172.484 130,276.861 927.933 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.154266 $1.219038 $1.194759 $1.024959 $0.936339 $0.965040 $0.870203 $0.719866 $1.000000	$1.185691 $1.154266 $1.219038 $1.194759 $1.024959 $0.936339 $0.965040 $0.870203 $0.719866	1,707,822.058 1,952,934.568 2,073,393.881 2,055,451.009 1,419,392.448 1,081,367.173 1,143,705.016 866,031.593 643,424.842
43

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Market Participation Strategy - Service Class Subaccount inception date September 17, 2012	2016 2015 2014 2013 2012	$1.116440 $1.175770 $1.108890 $0.988629 $1.000000	$1.141276 $1.116440 $1.175770 $1.108890 $0.988629	229,457.450 232,018.329 188,204.155 179,091.515 93,057.557
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.111624 $1.135506 $1.223257 $1.058428 $0.885059 $1.004489 $0.927939 $0.715058 $1.130491 $1.058240	$1.089491 $1.111624 $1.135506 $1.223257 $1.058428 $0.885059 $1.004489 $0.927939 $0.715058 $1.130491	166,015.540 181,776.504 202,136.791 198,507.951 241,626.934 245,259.829 223,871.740 136,937.087 142,098.434 90,369.755
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.779904 $1.627376 $1.567577 $1.080116 $0.955463 $1.035609 $0.830356 $0.663281 $1.065145 $1.077262	$1.703073 $1.779904 $1.627376 $1.567577 $1.080116 $0.955463 $1.035609 $0.830356 $0.663281 $1.065145	46,928.624 58,304.775 29,758.160 40,989.193 51,629.350 94,151.777 91,239.904 93,372.252 81,082.873 99,442.440
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.563801 $1.594523 $1.470452 $1.272464 $1.153749 $1.133116 $0.932035 $0.754138 $1.139811 $1.024544	$1.651921 $1.563801 $1.594523 $1.470452 $1.272464 $1.153749 $1.133116 $0.932035 $0.754138 $1.139811	1,260,298.375 1,124,805.706 1,321,198.545 663,790.594 783,002.968 608,717.846 642,185.379 637,354.565 231,609.778 111,257.916
TA PIMCO Tactical - Balanced - Service Class Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.008486 $1.054499 $0.996498 $0.907874 $0.916220 $0.966530 $1.020195 $0.998151	$1.042977 $1.008486 $1.054499 $0.996498 $0.907874 $0.916220 $0.966530 $1.020195	251,750.037 265,316.865 308,312.370 206,655.177 71,810.843 79,681.124 273,914.673 0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.966543 $1.005802 $0.942677 $0.888152 $0.891527 $0.981666 $1.021949 $0.997258	$0.995788 $0.966543 $1.005802 $0.942677 $0.888152 $0.891527 $0.981666 $1.021949	880,382.618 893,327.121 1,007,454.650 760,510.413 726,328.729 743,364.339 235,138.846 2,461.660
TA PIMCO Tactical - Growth - Service Class Subaccount Inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.966707 $1.020342 $0.977236 $0.852535 $0.862860 $0.994774 $1.020867 $0.996390	$0.994944 $0.966707 $1.020342 $0.977236 $0.852535 $0.862860 $0.994774 $1.020867	161,406.071 165,867.489 187,878.318 179,937.143 161,666.346 62,962.273 69,482.035 0.000
44

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.322988 $1.341183 $1.309833 $1.372676 $1.303442 $1.253577 $1.194546 $1.051601 $1.105623 $1.035566	$1.330518 $1.322988 $1.341183 $1.309833 $1.372676 $1.303442 $1.253577 $1.194546 $1.051601 $1.105623	1,089,134.093 1,193,797.599 1,498,103.904 1,677,683.660 1,718,360.249 1,549,765.279 1,233,602.205 790,154.232 211,893.582 124,982.616
TA PineBridge Inflation Opportunities- Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$0.952309 $0.999060 $0.984775 $1.109433 $1.063648 $1.000000	$0.970129 $0.952309 $0.999060 $0.984775 $1.109433 $1.063648	221,729.723 238,505.464 284,976.863 445,560.764 473,383.896 228,474.322
TA ProFunds UltraBear Fund - Service Class OAM Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.078486 $0.086256 $0.118112 $0.219265 $0.316659 $0.403088 $0.560855 $1.000000	$0.058862 $0.078486 $0.086256 $0.118112 $0.219265 $0.316659 $0.403088 $0.560855	3,658,510.609 3,390,436.613 1,393,676.037 1,382,310.539 2,201,970.019 2,241,749.001 470,431.312 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.048667 $1.094425 $1.076413 $1.024432 $0.977710 $1.000000	$1.056411 $1.048667 $1.094425 $1.076413 $1.024432 $0.977710	520,476.635 567,216.993 679,669.538 863,877.011 706,631.056 511,159.481
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.061172 $1.156934 $1.142085 $0.998889 $0.917463 $1.000000	$1.061916 $1.061172 $1.156934 $1.142085 $0.998889 $0.917463	807,924.460 849,130.216 967,150.073 1,120,318.669 1,008,177.845 1,055,688.105
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.060346 $1.128773 $1.110078 $1.018008 $0.957966 $1.000000	$1.063349 $1.060346 $1.128773 $1.110078 $1.018008 $0.957966	1,233,353.038 2,353,023.658 2,419,878.165 2,929,042.165 2,542,416.366 178,689.376
TA Small Mid Cap Value - Service Class(5) Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.680145 $1.760188 $1.709306 $1.280359 $1.124434 $1.179470 $0.924159 $0.659011 $1.000000	$1.991969 $1.680145 $1.760188 $1.709306 $1.280359 $1.124434 $1.179470 $0.924159 $0.659011	76,609.919 97,371.380 98,498.558 121,357.088 119,959.541 183,408.431 195,853.864 13,539.443 1,314.549
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.878027 $1.873345 $1.796759 $1.274113 $1.125048 $1.129298 $0.858378 $0.632312 $1.013242 $0.944996	$2.045873 $1.878027 $1.873345 $1.796759 $1.274113 $1.125048 $1.129298 $0.858378 $0.632312 $1.013242	141,234.439 147,517.680 185,810.338 190,545.208 110,766.092 191,118.134 183,919.660 27,681.631 57,694.968 65,322.019
45

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Torray Concentrated Growth - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.581975 $1.642195 $1.524780 $1.169915 $1.020545 $1.066931 $0.914578 $0.642348 $1.132631 $1.059512	$1.653098 $1.581975 $1.642195 $1.524780 $1.169915 $1.020545 $1.066931 $0.914578 $0.642348 $1.132631	114,143.487 128,968.310 266,740.611 284,189.890 285,565.371 456,519.906 462,258.485 229,872.428 0.000 0.000
TA TS&W International Equity - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.004112 $1.012669 $1.090589 $0.895692 $0.783946 $0.935021 $0.880545 $0.713948 $1.193650 $1.055268	$0.992976 $1.004112 $1.012669 $1.090589 $0.895692 $0.783946 $0.935021 $0.880545 $0.713948 $1.193650	118,673.406 147,335.277 158,023.961 180,525.296 197,535.199 209,081.744 142,155.233 138,862.062 93,823.825 64,036.082
TA WMC US Growth - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.363723 $1.303472 $1.198412 $0.924203 $0.834526 $0.885130 $0.767731 $0.606932 $1.149132 $1.009173	$1.372373 $1.363723 $1.303472 $1.198412 $0.924203 $0.834526 $0.885130 $0.767731 $0.606932 $1.149132	266,631.536 278,573.315 247,029.771 268,160.847 321,193.207 368,519.466 132,777.874 69,016.481 32,468.901 27,950.244

Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.671756 $1.684242 $1.604688 $1.408399 $1.267844 $1.334562 $1.234764 $1.012506 $1.000000	$1.711055 $1.671756 $1.684242 $1.604688 $1.408399 $1.267844 $1.334562 $1.234764 $1.012506	0.000 0.000 0.000 0.000 2,957.550 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.098558 $2.107316 $1.963859 $1.486095 $1.291092 $1.239677 $1.119343 $0.947287 $1.626993 $1.580442	$2.288647 $2.098558 $2.107316 $1.963859 $1.486095 $1.291092 $1.239677 $1.119343 $0.947287 $1.626993	56,952.658 59,805.078 35,294.948 20,497.090 11,765.837 10,027.921 10,292.086 9,876.554 17,221.640 29,994.514
46

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Large Cap Growth Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.274943 $2.090142 $1.869994 $1.390209 $1.213395 $1.283995 $1.190673 $0.884499 $1.497107 $1.342231	$2.286318 $2.274943 $2.090142 $1.869994 $1.390209 $1.213395 $1.283995 $1.190673 $0.884499 $1.497107	1,297.125 1,301.681 1,306.274 1,310.871 1,315.598 1,689.697 1,726.414 2,942.286 6,365.051 7,911.832
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.383644 $1.404187 $1.299933 $1.109951 $0.984660 $1.042736 $0.901874 $0.664068 $1.000000	$1.453394 $1.383644 $1.404187 $1.299933 $1.109951 $0.984660 $1.042736 $0.901874 $0.664068	23,307.705 23,331.647 23,356.774 23,381.584 23,408.700 23,440.324 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.621465 $2.658921 $2.425438 $1.886392 $1.654433 $1.733237 $1.509722 $1.135064 $2.017419 $1.751828	$2.772942 $2.621465 $2.658921 $2.425438 $1.886392 $1.654433 $1.733237 $1.509722 $1.135064 $2.017419	113,450.549 139,672.843 160,932.038 118,988.446 111,422.138 102,243.255 128,116.541 113,040.251 126,937.425 181,822.799
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.918303 $2.040278 $1.915584 $1.526280 $1.328141 $1.343865 $1.191040 $0.933967 $1.663539 $1.673199	$2.217119 $1.918303 $2.040278 $1.915584 $1.526280 $1.328141 $1.343865 $1.191040 $0.933967 $1.663539	12,348.401 15,580.088 34,143.508 35,028.299 65,532.682 73,360.614 73,702.872 80,230.223 94,031.375 121,345.711
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.256584 $2.149896 $1.972450 $1.477149 $1.315185 $1.339906 $1.101766 $0.876916 $1.695195 $1.363271	$2.227887 $2.256584 $2.149896 $1.972450 $1.477149 $1.315185 $1.339906 $1.101766 $0.876916 $1.695195	271.268 276.150 280.690 1,782.800 1,796.992 1,812.365 4,060.978 2,478.447 15,513.409 40,686.806
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$3.340113 $3.458230 $3.321854 $2.490093 $2.213991 $2.529386 $2.003663 $1.460246 $2.462827 $2.175025	$3.670632 $3.340113 $3.458230 $3.321854 $2.490093 $2.213991 $2.529386 $2.003663 $1.460246 $2.462827	30,747.119 42,201.199 46,638.290 58,403.579 56,649.310 54,830.439 70,900.993 76,735.336 50,547.506 110,217.532
47

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.532658 $2.664537 $2.547889 $1.993337 $1.597923 $1.789130 $1.442325 $0.934769 $1.954589 $1.888212	$2.717341 $2.532658 $2.664537 $2.547889 $1.993337 $1.597923 $1.789130 $1.442325 $0.934769 $1.954589	47,666.912 54,127.668 87,837.989 108,510.726 104,859.380 109,175.764 127,357.896 133,789.313 117,525.449 160,714.335
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.667103 $1.813623 $1.800367 $1.484760 $1.315087 $1.364151 $1.262175 $0.989834 $1.000000	$1.845713 $1.667103 $1.813623 $1.800367 $1.484760 $1.315087 $1.364151 $1.262175 $0.989834	0.000 0.000 0.000 0.000 0.000 350.378 352.874 1,235.871 0.000
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.147309 $1.257232 $1.223995 $1.094111 $0.989295 $0.984094 $0.889558 $0.668178 $0.967518 $1.000000	$1.284509 $1.147309 $1.257232 $1.223995 $1.094111 $0.989295 $0.984094 $0.889558 $0.668178 $0.967518	170,324.769 175,405.052 177,306.293 184,163.266 198,731.528 218,839.258 224,146.760 183,588.222 131,735.594 0.000
Franklin Mutual Shares VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.080744 $1.157899 $1.100915 $0.874209 $0.779447 $0.802198 $0.734780 $0.593718 $0.961589 $1.000000	$1.231573 $1.080744 $1.157899 $1.100915 $0.874209 $0.779447 $0.802198 $0.734780 $0.593718 $0.961589	0.000 0.000 0.000 0.000 0.000 0.000 0.000 4,996.359 6,344.889 12,773.602
Invesco V.I. American Franchise Fund – Series II Shares Subaccount Inception Date April 27, 2012	2016 2015 2014 2013 2012	$1.440954 $1.401063 $1.319222 $0.961131 $1.000000	$1.443391 $1.440954 $1.401063 $1.319222 $0.961131	0.000 0.000 0.000 1,795.463 1,805.494
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.512157 $1.723826 $1.650337 $1.261236 $1.091906 $1.151156 $1.096316 $0.755790 $1.600638 $1.608483	$1.750859 $1.512157 $1.723826 $1.650337 $1.261236 $1.091906 $1.151156 $1.096316 $0.755790 $1.600638	56,744.499 64,112.314 68,657.818 73,365.887 78,673.558 85,043.654 91,561.436 98,443.121 81,568.115 102,642.623
48

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$3.372232 $3.309916 $3.003466 $2.316756 $2.017165 $2.088918 $1.694991 $1.195174 $2.168407 $1.814283	$3.711912 $3.372232 $3.309916 $3.003466 $2.316756 $2.017165 $2.088918 $1.694991 $1.195174 $2.168407	0.000 0.000 0.000 1,241.684 1,248.620 1,256.440 3,067.009 1,779.275 1,691.405 3,194.941
Janus Aspen – Global Research Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.707219 $1.783992 $1.695251 $1.348095 $1.145635 $1.356551 $1.196010 $0.886546 $1.636153 $1.523906	$1.706763 $1.707219 $1.783992 $1.695251 $1.348095 $1.145635 $1.356551 $1.196010 $0.886546 $1.636153	272.162 277.059 281.611 286.557 292.402 12,600.996 12,730.282 99,830.825 18,788.535 26,945.989
MFS ® New Discovery Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.432904 $2.532253 $2.788069 $2.010799 $1.694146 $1.927735 $1.444279 $0.902888 $1.520616 $1.514812	$2.599008 $2.432904 $2.532253 $2.788069 $2.010799 $1.694146 $1.927735 $1.444279 $0.902888 $1.520616	0.000 0.000 0.000 1,297.146 1,304.394 14,078.053 15,728.653 15,951.454 19,241.726 36,030.660
MFS ® Total Return Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.717173 $1.759142 $1.655346 $1.419898 $1.303746 $1.307097 $1.214297 $1.050550 $1.377544 $1.350032	$1.834699 $1.717173 $1.759142 $1.655346 $1.419898 $1.303746 $1.307097 $1.214297 $1.050550 $1.377544	40,120.700 40,120.700 75,970.843 93,623.584 96,098.981 106,436.078 119,349.657 98,407.955 113,379.340 150,245.799
Templeton Foreign VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.880195 $0.958731 $1.098784 $0.910061 $0.784034 $0.893548 $0.839500 $0.623923 $1.065918 $1.000000	$0.926260 $0.880195 $0.958731 $1.098784 $0.910061 $0.784034 $0.893548 $0.839500 $0.623923 $1.065918	13,974.546 154,685.203 155,585.953 156,471.347 167,026.172 158,519.334 176,017.111 185,896.399 702.992 13,322.162
TA AB Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.539291 $1.574373 $1.521972 $1.450240 $1.396288 $1.398774 $1.305220 $1.013496 $1.638564 $1.410994	$1.541471 $1.539291 $1.574373 $1.521972 $1.450240 $1.396288 $1.398774 $1.305220 $1.013496 $1.638564	43,551.784 44,395.618 30,261.787 30,278.233 30,847.903 36,344.415 35,674.115 128,352.073 78,139.845 194,281.296
49

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon Government Money Market - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.919844 $0.936814 $0.954090 $0.971684 $0.989700 $1.007901 $1.026507 $1.045395 $1.042244 $1.013334	$0.903225 $0.919844 $0.936814 $0.954090 $0.971684 $0.989700 $1.007901 $1.026507 $1.045395 $1.042244	7,466.347 139,767.184 85,696.428 193,232.868 205,547.104 175,266.984 159,345.425 253,903.310 1,313,697.694 181,403.169
TA Aegon High Yield Bond - Service Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.722128 $1.832792 $1.801747 $1.725868 $1.501249 $1.462597 $1.328042 $0.921031 $1.258616 $1.260250	$1.944600 $1.722128 $1.832792 $1.801747 $1.725868 $1.501249 $1.462597 $1.328042 $0.921031 $1.258616	132,575.962 292,030.133 291,346.881 321,255.271 479,791.457 455,505.884 94,820.167 145,091.252 51,754.940 70,255.619
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.216991 $1.241677 $1.211096 $1.264960 $1.228711 $1.166405 $1.139846 $1.114167 $1.056501 $1.017329	$1.196618 $1.216991 $1.241677 $1.211096 $1.264960 $1.228711 $1.166405 $1.139846 $1.114167 $1.056501	290,437.896 143,355.103 84,274.333 89,431.108 91,850.825 130,936.098 104,600.998 233,240.153 176,497.796 35,048
PAM TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date November 3, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.216991 $1.241677 $1.211096 $1.264960 $1.228711 $1.166405 $1.139846 $1.114167 $1.056501 $1.017329	$1.196618 $1.216991 $1.241677 $1.211096 $1.264960 $1.228711 $1.166405 $1.139846 $1.114167 $1.056501	138,209.489 160,563.703 175,049.915 155,173.237 554,393.138 890,668.440 578,648.126 1,304,264.157 2,882,925.461 0.000
TA Asset Allocation - Conservative - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.571949 $1.636117 $1.634531 $1.526033 $1.450060 $1.442811 $1.351796 $1.102289 $1.428490 $1.370797	$1.609902 $1.571949 $1.636117 $1.634531 $1.526033 $1.450060 $1.442811 $1.351796 $1.102289 $1.428490	176,237.229 563,343.050 657,921.861 918,946.200 1,118,180.250 1,440,973.586 1,441,980.287 1,389,265.733 3,108,478.970 750,536.105
TA Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.896467 $1.973332 $1.962017 $1.581078 $1.432926 $1.547531 $1.374764 $1.080868 $1.827501 $1.731070	$1.970492 $1.896467 $1.973332 $1.962017 $1.581078 $1.432926 $1.547531 $1.374764 $1.080868 $1.827501	546,859.458 545,625.334 646,855.601 653,078.806 614,106.675 633,110.079 801,078.750 862,055.716 918,377.449 2,099,128
50

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.809836 $1.890959 $1.879933 $1.608418 $1.484351 $1.546964 $1.401701 $1.116475 $1.695380 $1.605557	$1.888167 $1.809836 $1.890959 $1.879933 $1.608418 $1.484351 $1.546964 $1.401701 $1.116475 $1.695380	1,657,993.883 1,801,991.119 1,907,519.863 2,127,242.250 2,566,763.676 2,997,407.562 3,682,608.877 4,604,784.050 2,957,775.925 10,704,039.339
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.712600 $1.788605 $1.775369 $1.596894 $1.490770 $1.513862 $1.399939 $1.129842 $1.559272 $1.474254	$1.769951 $1.712600 $1.788605 $1.775369 $1.596894 $1.490770 $1.513862 $1.399939 $1.129842 $1.559272	976,439.390 1,077,376.266 1,311,018.050 1,685,398.522 1,789,264.623 1,832,929.631 2,549,565.265 2,927,695.870 2,778,429.817 4,847,202.025
TA Barrow Hanley Dividend Focused - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.209811 $2.340374 $2.129492 $1.669302 $1.525385 $1.516290 $1.402016 $1.255742 $1.939867 $1.893607	$2.486349 $2.209811 $2.340374 $2.129492 $1.669302 $1.525385 $1.516290 $1.402016 $1.255742 $1.939867	226,141.510 238,890.292 249,686.207 301,521.685 380,593.937 408,917.842 448,246.823 333,482.898 22,491.403 59,243.401
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.344604 $1.371181 $1.329161 $1.204989 $1.115670 $1.095263 $1.002778 $0.993355	$1.385049 $1.344604 $1.371181 $1.329161 $1.204989 $1.115670 $1.095263 $1.002778	763,704.521 766,619.862 743,559.938 776,864.659 856,504.353 945,970.349 943,771.650 0.000
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.426146 $2.492774 $2.240980 $2.200836 $1.793716 $1.943633 $1.716885 $1.314716 $2.328830 $2.548171	$2.392171 $2.426146 $2.492774 $2.240980 $2.200836 $1.793716 $1.943633 $1.716885 $1.314716 $2.328830	23,107.178 34,061.594 37,922.252 42,752.009 49,936.535 60,839.996 66,078.001 127,704.580 312,080.388 236,531.519
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.977859 $1.015093 $1.042092 $0.943729 $0.854595 $0.941300 $0.869641 $0.684863 $1.095389 $1.028417	$0.970480 $0.977859 $1.015093 $1.042092 $0.943729 $0.854595 $0.941300 $0.869641 $0.684863 $1.095389	0.000 7,930.538 9,374.726 17,933.922 25,532.630 30,584.791 31,415.447 29,209.308 124,331.835 130,037.708
51

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Janus Mid-Cap Growth - Service Class(9) Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.227346 $2.394585 $2.445268 $1.793938 $1.679889 $1.838075 $1.401446 $0.891443 $1.695300 $1.412676	$2.136602 $2.227346 $2.394585 $2.445268 $1.793938 $1.679889 $1.838075 $1.401446 $0.891443 $1.695300	5,254.247 7,423.338 28,508.986 44,894.883 40,817.081 35,608.165 21,569.309 17,735.337 17,798.515 33,400.380
TA Jennison Growth - Service Class Subaccount Inception Date November 20, 1996	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.558520 $2.345256 $2.175662 $1.613918 $1.424435 $1.462004 $1.329797 $0.962680 $1.559151 $1.427197	$2.464395 $2.558520 $2.345256 $2.175662 $1.613918 $1.424435 $1.462004 $1.329797 $0.962680 $1.559151	41,107.835 49,927.593 51,246.434 59,629.981 49,073.265 66,351.771 74,985.741 17,124.333 17,133.870 27,065.555
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 1997	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.166354 $2.214282 $1.978816 $1.525271 $1.338254 $1.356539 $1.202938 $0.947439 $1.544595 $1.508426	$2.363673 $2.166354 $2.214282 $1.978816 $1.525271 $1.338254 $1.356539 $1.202938 $0.947439 $1.544595	35,453.562 37,112.285 4,997.549 5,737.829 4,178.074 0.000 36.264 86.261 3,473.905 3,621.037
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.032328 $2.132600 $1.888952 $1.463400 $1.239745 $1.241163 $1.029234 $0.985149	$2.280405 $2.032328 $2.132600 $1.888952 $1.463400 $1.239745 $1.241163 $1.029234	22,715.244 25,090.869 5,962.796 6,805.200 1,845.789 3,113.415 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.165141 $1.208075 $1.176881 $1.075684 $1.010803 $1.014580 $0.933525 $0.815922 $1.000000	$1.186956 $1.165141 $1.208075 $1.176881 $1.075684 $1.010803 $1.014580 $0.933525 $0.815922	22,861.202 22,891.507 22,920.343 22,949.235 1,999.164 5,797.390 5,821.466 3,823.539 5,656.596
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.208532 $1.239422 $1.199485 $1.136766 $1.086035 $1.072050 $0.997845 $0.999950	$1.234990 $1.208532 $1.239422 $1.199485 $1.136766 $1.086035 $1.072050 $0.997845	115,697.971 117,000.283 0.000 0.000 0.000 0.000 0.000 0.000
52

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.158624 $1.223038 $1.198088 $1.027307 $0.938024 $0.966294 $0.870910 $0.720097 $1.000000	$1.190744 $1.158624 $1.223038 $1.198088 $1.027307 $0.938024 $0.966294 $0.870910 $0.720097	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.974788 $2.016217 $2.170980 $1.877541 $1.569215 $1.780109 $1.643632 $1.265940 $2.000448 $1.871673	$1.936414 $1.974788 $2.016217 $2.170980 $1.877541 $1.569215 $1.780109 $1.643632 $1.265940 $2.000448	79,310.698 95,742.510 107,320.065 148,859.113 146,300.633 136,773.537 166,712.319 204,656.760 284,315.751 310,229
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.673910 $2.443575 $2.352618 $1.620255 $1.432577 $1.551967 $1.243782 $0.993038 $1.593905 $1.611242	$2.559747 $2.673910 $2.443575 $2.352618 $1.620255 $1.432577 $1.551967 $1.243782 $0.993038 $1.593905	21,343.045 22,542.480 12,722.124 26,961.338 24,589.958 25,775.108 35,726.039 32,522.992 29,920.193 48,411.315
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.066661 $2.106228 $1.941393 $1.679167 $1.521746 $1.493791 $1.228099 $0.993199 $1.500384 $1.347980	$2.184186 $2.066661 $2.106228 $1.941393 $1.679167 $1.521746 $1.493791 $1.228099 $0.993199 $1.500384	252,760.055 268,090.182 249,140.521 80,863.892 56,745.196 41,438.169 37,481.900 38,694.956 5,178.380 0.000
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.352730 $1.370666 $1.337974 $1.401481 $1.330136 $1.278614 $1.217797 $1.071547 $1.126043 $1.054181	$1.361091 $1.352730 $1.370666 $1.337974 $1.401481 $1.330136 $1.278614 $1.217797 $1.071547 $1.126043	381,547.632 441,697.948 718,306.688 673,953.190 812,895.575 791,672.598 904,718.117 778,935.300 520,577.509 697,679.292
TA Small Mid Cap Value - Service Class(5) Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.686755 $1.766258 $1.714352 $1.283510 $1.126643 $1.181205 $0.925057 $0.659317 $1.000000	$2.000776 $1.686755 $1.766258 $1.714352 $1.283510 $1.126643 $1.181205 $0.925057 $0.659317	28,130.041 6,271.709 6,931.984 7,673.651 2,026.010 2,530.529 2,541.961 1,751.480 0.000
53

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$3.155673 $3.146258 $3.016143 $2.137749 $1.886717 $1.892902 $1.438085 $1.058835 $1.695885 $1.580826	$3.439399 $3.155673 $3.146258 $3.016143 $2.137749 $1.886717 $1.892902 $1.438085 $1.058835 $1.695885	25,902.627 67,861.859 71,106.044 65,236.567 67,474.275 68,328.229 72,638.221 74,521.628 35,655.610 65,804.264
TA Torray Concentrated Growth - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.202737 $2.285452 $2.120992 $1.626568 $1.418191 $1.481932 $1.269687 $0.891317 $1.570851 $1.468712	$2.302913 $2.202737 $2.285452 $2.120992 $1.626568 $1.418191 $1.481932 $1.269687 $0.891317 $1.570851	137,519.848 141,171.923 142,080.450 159,763.102 221,771.162 245,296.620 255,881.049 329,807.442 4,098.714 8,262.283
TA TS&W International Equity - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.919835 $1.935249 $2.083140 $1.710041 $1.495950 $1.783352 $1.678627 $1.360375 $2.273309 $2.008770	$1.899485 $1.919835 $1.935249 $2.083140 $1.710041 $1.495950 $1.783352 $1.678627 $1.360375 $2.273309	54,326.445 59,521.549 64,147.640 32,985.528 34,563.519 39,844.843 46,478.427 110,162.510 198,001.852 253,267.944
TA WMC US Growth - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.261656 $2.160661 $1.985534 $1.530471 $1.381271 $1.464311 $1.269462 $1.003093 $1.898270 $1.666241	$2.277109 $2.261656 $2.160661 $1.985534 $1.530471 $1.381271 $1.464311 $1.269462 $1.003093 $1.898270	278,671.261 304,219.286 334,863.741 335,430.191 413,345.457 452,581.198 192,877.592 220,800.963 217,396.105 321,611.411

Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.689420 $1.699537 $1.616878 $1.417003 $1.273704 $1.338773 $1.236838 $1.012714 $1.000000	$1.731678 $1.689420 $1.699537 $1.616878 $1.417003 $1.273704 $1.338773 $1.236838 $1.012714	1,313,840.056 1,306,081.163 1,422,939.250 1,491,007.102 1,432,620.673 1,429,797.562 930,865.780 240,848.455 0.000
54

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Growth and Income Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.487874 $1.491885 $1.388268 $1.048987 $0.909986 $0.872462 $0.786609 $0.664713 $1.139956 $1.105703	$1.625041 $1.487874 $1.491885 $1.388268 $1.048987 $0.909986 $0.872462 $0.786609 $0.664713 $1.139956	1,181,720.392 1,325,912.378 1,556,668.470 1,626,355.371 1,463,810.849 1,236,624.018 526,633.872 366,631.751 382,491.275 384,039.487
AB Large Cap Growth Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.699769 $1.559397 $1.393099 $1.034153 $0.901288 $0.952317 $0.881799 $0.654092 $1.105472 $0.989629	$1.710781 $1.699769 $1.559397 $1.393099 $1.034153 $0.901288 $0.952317 $0.881799 $0.654092 $1.105472	237,236.531 237,536.077 238,163.178 290,473.269 299,750.842 384,221.112 248,372.954 138,678.643 62,219.359 74,296.581
American Funds - Asset Allocation FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.566555 $1.575848 $1.525087 $1.257639 $1.104143 $1.111765 $1.007931 $0.989776	$1.680454 $1.566555 $1.575848 $1.525087 $1.257639 $1.104143 $1.111765 $1.007931	4,702,515.935 4,825,804.711 5,146,725.066 5,323,474.428 3,676,759.525 2,938,838.821 1,577,513.531 78,055.631
American Funds - Bond FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.084533 $1.103200 $1.068852 $1.114281 $1.078725 $1.036944 $0.993644 $1.000897	$1.094642 $1.084533 $1.103200 $1.068852 $1.114281 $1.078725 $1.036944 $0.993644	1,233,068.813 1,565,485.160 1,775,462.519 2,046,422.654 2,284,075.307 1,475,513.641 598,788.904 63,418.369
American Funds - Growth FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.798987 $1.717205 $1.614205 $1.265528 $1.095054 $1.166806 $1.002789 $0.986479	$1.931159 $1.798987 $1.717205 $1.614205 $1.265528 $1.095054 $1.166806 $1.002789	1,091,000.817 1,242,965.271 1,210,637.525 1,487,993.910 1,214,358.831 1,236,988.228 364,500.005 0.000
American Funds - Growth-Income FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.723872 $1.733141 $1.597873 $1.220832 $1.060047 $1.101360 $1.008181 $0.986801	$1.884890 $1.723872 $1.733141 $1.597873 $1.220832 $1.060047 $1.101360 $1.008181	1,043,515.099 1,303,973.119 1,169,617.114 1,254,138.324 768,909.557 586,825.250 207,455.738 0.000
American Funds - International FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.070398 $1.143573 $1.198237 $1.004805 $0.869931 $1.030620 $0.980303 $0.982910	$1.086534 $1.070398 $1.143573 $1.198237 $1.004805 $0.869331 $1.030620 $0.980303	1,031,550.284 1,098,700.088 826,705.131 1,981,569.549 833,834.449 791,380.580 261,101.833 0.000
55

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.399384 $1.418064 $1.310837 $1.117617 $0.989990 $1.046837 $0.904091 $0.664725 $1.000000	$1.472087 $1.399384 $1.418064 $1.310837 $1.117617 $0.989990 $1.046837 $0.904091 $0.664725	7,784,382.178 3,936,358.618 5,383,306.760 3,597,438.990 2,615,314.521 1,966,094.951 1,230,864.929 917,997.573 64,280.341
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.557655 $1.577577 $1.436934 $1.115943 $0.977265 $1.022302 $0.889158 $0.667524 $1.184684 $1.027191	$1.650089 $1.557655 $1.577577 $1.436934 $1.115943 $0.977265 $1.022302 $0.889158 $0.667524 $1.184684	2,214,896.173 2,908,234.634 2,783,476.602 2,690,133.562 2,943,123.955 2,883,891.122 2,581,611.385 1,932,025.044 1,780,089.552 1,228,445.617
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.280038 $1.359423 $1.274458 $1.013963 $0.881022 $0.890139 $0.787750 $0.616816 $1.097011 $1.101740	$1.481606 $1.280038 $1.359423 $1.274458 $1.013963 $0.881022 $0.890139 $0.787750 $0.616816 $1.097011	163,564.979 185,560.212 287,101.545 306,657.427 384,379.816 847,713.819 406,635.633 214,300.604 262,554.040 232,994.320
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.695122 $1.612597 $1.477312 $1.104710 $0.982132 $0.999116 $0.820340 $0.651963 $1.258464 $1.010566	$1.676027 $1.695122 $1.612597 $1.477312 $1.104710 $0.982132 $0.999116 $0.820340 $0.651963 $1.258464	78,128.950 165,113.239 266,782.257 277,754.801 337,147.833 441,845.989 305,422.163 363,435.114 298,156.996 82,574.695
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.528202 $1.579918 $1.515376 $1.134282 $1.007017 $1.148775 $0.908666 $0.661245 $1.113602 $0.982004	$1.681901 $1.528202 $1.579918 $1.515376 $1.134282 $1.007017 $1.148775 $0.908666 $0.661245 $1.113602	1,239,994.784 1,394,939.968 1,339,388.064 2,481,345.550 1,456,369.225 1,474,355.567 1,390,051.363 1,013,808.216 733,394.285 637,448.174
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.441441 $1.514256 $1.445834 $1.129479 $0.904092 $1.010795 $0.813664 $0.526557 $1.099391 $1.060474	$1.548828 $1.441441 $1.514256 $1.445834 $1.129479 $0.904092 $1.010795 $0.813664 $0.526557 $1.099391	783,882.403 627,709.802 622,833.753 565,124.064 497,559.333 542,703.080 455,354.642 440,228.339 414,443.851 159,724.870
56

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.684724 $1.830087 $1.814044 $1.493843 $1.321184 $1.368458 $1.264301 $0.990039 $1.000000	$1.867962 $1.684724 $1.830087 $1.814044 $1.493843 $1.321184 $1.368458 $1.264301 $0.990039	1,101,516.017 1,299,446.628 1,597,676.389 1,742,242.171 1,993,471.536 2,201,866.890 1,832,729.578 1,100,688.843 9,730.069
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.162137 $1.271599 $1.236152 $1.103334 $0.996141 $0.989452 $0.893086 $0.669833 $0.968475 $1.000000	$1.303019 $1.162137 $1.271599 $1.236152 $1.103334 $0.996141 $0.989452 $0.893086 $0.669833 $0.968475	1,792,714.114 2,327,230.837 2,972,749.900 3,687,409.884 4,591,566.929 4,699,219.287 2,747,692.055 1,900,072.534 1,354,399.684 656,829.077
Franklin Mutual Shares VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.094699 $1.171128 $1.111851 $0.881589 $0.784857 $0.806583 $0.737697 $0.595191 $0.962542 $1.000000	$1.249301 $1.094699 $1.171128 $1.111851 $0.881589 $0.784857 $0.806583 $0.737697 $0.595191 $0.962542	378,840.523 405,969.231 565,989.116 675,817.891 959,380.001 1,265,259.544 1,104,944.870 679,484.895 677,267.432 442,275.796
Invesco V.I. American Franchise Fund – Series II Shares Subaccount Inception Date April 27, 2012	2016 2015 2014 2013 2012	$1.448761 $1.406583 $1.322469 $0.962082 $1.000000	$1.453336 $1.448761 $1.406583 $1.322469 $0.962082	39,597.449 40,369.728 40,628.115 51,636.598 75,426.536
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.011266 $1.151114 $1.100409 $0.839720 $0.725911 $0.764178 $0.726689 $0.500229 $1.057839 $1.061450	$1.172624 $1.011266 $1.151114 $1.100409 $0.839720 $0.725911 $0.764178 $0.726689 $0.500229 $1.057839	187,285.112 191,557.978 197,971.843 211,966.578 221,619.340 270,561.324 181,355.266 148,627.255 7,197.074 0.000
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.974928 $1.935584 $1.753784 $1.350803 $1.174386 $1.214378 $0.983918 $0.692757 $1.255004 $1.048491	$2.177058 $1.974928 $1.935584 $1.753784 $1.350803 $1.174386 $1.214378 $0.983918 $0.692757 $1.255004	63,716.884 73,866.717 75,058.487 84,832.873 147,372.075 163,320.492 115,700.679 247,056.568 168,440.473 124,949.696
57

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Janus Aspen – Global Research Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.257010 $1.311603 $1.244527 $0.988220 $0.838563 $0.991483 $0.872856 $0.646052 $1.190543 $1.107223	$1.258523 $1.257010 $1.311603 $1.244527 $0.988220 $0.838563 $0.991483 $0.872856 $0.646052 $1.190543	239,824.900 251,280.807 355,215.222 473,736.244 517,730.839 720,218.956 675,272.507 243,199.759 108,637.236 106,701.264
MFS ® New Discovery Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.639070 $1.703492 $1.872811 $1.348707 $1.134644 $1.289202 $0.964471 $0.602040 $1.012433 $1.007074	$1.753551 $1.639070 $1.703492 $1.872811 $1.348707 $1.134644 $1.289202 $0.964471 $0.602040 $1.012433	435,835.251 462,143.268 570,170.958 728,098.154 831,485.442 809,092.042 797,686.354 251,340.364 124,274.333 85,746.349
MFS ® Total Return Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.378964 $1.410580 $1.325408 $1.135216 $1.040812 $1.041956 $0.966566 $0.834998 $1.093271 $1.069851	$1.475507 $1.378964 $1.410580 $1.325408 $1.135216 $1.040812 $1.041956 $0.966566 $0.834998 $1.093271	400,082.072 536,014.656 580,775.417 964,914.404 1,127,995.518 1,319,768.967 1,089,498.723 679,769.137 569,824.074 194,515.470
State Street Total Return V.I.S. Fund - Class 3(2)(4) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.267190 $1.308836 $1.269323 $1.128247 $1.024302 $1.077107 $1.003571 $0.988808	$1.319241 $1.267190 $1.308836 $1.269323 $1.128247 $1.024302 $1.077107 $1.003571	966,605.027 1,035,773.734 1,146,947.702 930,123.874 1,070,281.005 945,374.429 373,010.145 0.000
Templeton Foreign VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.891562 $0.969683 $1.109699 $0.917740 $0.789472 $0.898415 $0.842826 $0.625466 $1.066974 $1.000000	$0.939611 $0.891562 $0.969683 $1.109699 $0.917740 $0.789472 $0.898415 $0.842826 $0.625466 $1.066974	799,221.331 795,752.314 1,155,590.456 1,378,992.063 1,686,785.797 1,717,591.536 1,280,796.132 1,107,019.661 660,223.309 303,752.013
TA AB Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.095845 $1.119156 $1.080308 $1.027884 $0.988176 $0.988475 $0.920995 $0.714117 $1.152836 $0.991257	$1.099019 $1.095845 $1.119156 $1.080308 $1.027884 $0.988176 $0.988475 $0.920995 $0.714117 $1.152836	2,168,540.223 2,716,338.994 3,471,606.740 3,551,617.181 3,944,687.794 3,274,073.330 648,000.076 424,103.009 247,413.176 283,945.085
58

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon Government Money Market - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.937991 $0.953893 $0.970044 $0.986477 $1.003308 $1.020273 $1.037558 $1.055058 $1.050319 $1.019675	$0.922384 $0.937991 $0.953893 $0.970044 $0.986477 $1.003308 $1.020273 $1.037558 $1.055058 $1.050319	5,532,235.165 5,500,127.529 7,315,715.873 9,749,746.220 5,931,917.887 8,011,234.814 5,034,841.530 5,206,256.150 10,380,130.853 2,769,227.153
TA Aegon High Yield Bond - Service Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.466323 $1.558252 $1.529593 $1.463013 $1.270727 $1.236198 $1.120823 $0.776180 $1.059115 $1.058929	$1.658183 $1.466323 $1.558252 $1.529593 $1.463013 $1.270727 $1.236198 $1.120823 $0.776180 $1.059115	1,293,828.893 1,753,000.287 2,133,934.307 2,981,657.984 2,696,670.238 2,168,963.379 1,459,677.573 863,904.686 408,612.174 385,946.596
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.258195 $1.281833 $1.248433 $1.302033 $1.262846 $1.197044 $1.168061 $1.140067 $1.079456 $1.037892	$1.238951 $1.258195 $1.281833 $1.248433 $1.302033 $1.262846 $1.197044 $1.168061 $1.140067 $1.079456	2,139,912.133 2,875,528.130 2,734,412.154 3,984,561.403 6,849,344.521 5,987,222.010 5,682,475.784 3,456,286.339 1,422,883.555 115,935.315
PAM TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date November 3, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.258195 $1.281833 $1.248433 $1.302033 $1.262846 $1.197044 $1.168061 $1.140067 $1.079456 $1.037892	$1.238951 $1.258195 $1.281833 $1.248433 $1.302033 $1.262846 $1.197044 $1.168061 $1.140067 $1.079456	95,243.038 82,079.944 52,570.024 55,413.679 182,547.959 346,377.467 209,616.765 366,923.232 575,634.300 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount Inception Date May 1, 2015	2016 2015	$9.511711 $9.999538	$9.952736 $9.511711	121,152.767 60,945.485
TA Asset Allocation - Conservative - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.199518 $1.246652 $1.243608 $1.159346 $1.100007 $1.092908 $1.022462 $0.832508 $1.077281 $1.032248	$1.230292 $1.199518 $1.246652 $1.243608 $1.159346 $1.100007 $1.092908 $1.022462 $0.832508 $1.077281	17,607,470.260 19,962,244.677 24,857,062.705 31,583,885.237 45,367,960.340 45,992,115.429 35,658,889.831 32,831,990.740 27,859,183.695 9,911,600.449
59

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.161958 $1.207272 $1.198589 $0.964449 $0.872788 $0.941201 $0.834891 $0.655444 $1.106560 $1.046608	$1.209095 $1.161958 $1.207272 $1.198589 $0.964449 $0.872788 $0.941201 $0.834891 $0.655444 $1.106560	2,414,798.745 2,552,747.657 2,679,921.825 3,135,634.945 3,145,541.929 2,129,695.999 1,928,763.917 3,977,025.575 4,730,577.793 4,287,595.571
TA Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.191870 $1.243457 $1.234380 $1.054546 $0.971756 $1.011264 $0.914957 $0.727702 $1.103389 $1.043385	$1.245289 $1.191870 $1.243457 $1.234380 $1.054546 $0.971756 $1.011264 $0.914957 $0.727702 $1.103389	37,920,101.243 42,451,628.302 47,609,921.109 59,917,411.745 53,294,377.128 59,077,302.288 68,479,192.401 72,540,743.826 53,967,612.228 41,359,455.916
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.222530 $1.274893 $1.263594 $1.134894 $1.057902 $1.072710 $0.990521 $0.798240 $1.100000 $1.038479	$1.265336 $1.222530 $1.274893 $1.263594 $1.134894 $1.057902 $1.072710 $0.990521 $0.798240 $1.100000	41,487,197.519 46,912,476.840 52,525,607.827 58,745,845.301 61,967,152.130 59,253,086.546 55,315,720.785 53,604,200.097 47,185,575.489 32,989,878.993
TA Barrow Hanley Dividend Focused - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.259359 $1.331809 $1.210018 $0.947133 $0.864195 $0.857778 $0.791956 $0.708289 $1.092545 $1.064914	$1.419041 $1.259359 $1.331809 $1.210018 $0.947133 $0.864195 $0.857778 $0.791956 $0.708289 $1.092545	2,103,026.114 2,581,469.564 2,926,858.669 3,012,645.968 3,157,997.898 3,387,784.089 3,546,773.433 2,333,334.998 1,122,070.819 983,966.601
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998618	$10.451017	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.443076 $1.485846 $1.486471 $1.322389 $1.224178 $1.295746 $1.201597 $1.000000	$1.483723 $1.443076 $1.485846 $1.486471 $1.322389 $1.224178 $1.295746 $1.201597	8,802,956.161 10,409,725.318 11,309,294.633 12,072,281.010 12,760,628.878 13,216,295.000 8,245,776.242 3,596,173.450
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount inception Date November 10, 2014	2016 2015 2014	$9.406129 $9.905250 $9.998614	$9.283662 $9.406129 $9.905250	112,346.036 99,978.827 33,051.418
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception Date November 10, 2014	2016 2015 2014	$9.209947 $9.865343 $9.998614	$9.039297 $9.209947 $9.865343	35,850.739 22,954.013 0.000
TA BlackRock Smart Beta 50 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998618	$10.135169	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998618	$10.204266	0.000
60

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock Tactical Allocation - Service Class Subaccount inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.630599 $1.660386 $1.607128 $1.454844 $1.345008 $1.318472 $1.205357 $1.000000	$1.682103 $1.630599 $1.660386 $1.607128 $1.454844 $1.345008 $1.318472 $1.205357	10,240,852.153 11,815,747.972 13,655,504.243 11,570,930.331 9,021,285.214 4,719,066.257 2,147,694.970 403,876.282
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.192581 $1.223519 $1.098308 $1.077042 $0.876508 $0.948374 $0.836507 $0.639615 $1.131291 $1.235999	$1.177614 $1.192581 $1.223519 $1.098308 $1.077042 $0.876508 $0.948374 $0.836507 $0.639615 $1.131291	882,112.667 1,067,118.820 1,736,552.496 1,207,260.195 1,461,093.575 929,301.296 627,682.389 393,492.088 429,111.314 383,065.961
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.991889 $1.028146 $1.053938 $0.953048 $0.861765 $0.947809 $0.874362 $0.687573 $1.098098 $1.029432	$0.985861 $0.991889 $1.028146 $1.053938 $0.953048 $0.861765 $0.947809 $0.874362 $0.687573 $1.098098	8,409,452.917 6,869,399.356 8,124,474.654 7,757,257.596 8,181,725.220 8,650,263.601 11,013,955.245 12,365,816.891 8,713,333.772 6,501,343.024
TA Janus Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.184043 $1.202702 $1.134332 $0.969277 $0.876298 $0.999198 $0.985611 $0.986569	$1.212256 $1.184043 $1.202702 $1.134332 $0.969277 $0.876298 $0.999198 $0.985611	2,766,608.146 2,934,454.811 2,732,287.483 2,992,937.892 1,568,555.272 1,209,880.377 619,896.171 54,170.345
TA Janus Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.586849 $1.703478 $1.736980 $1.272439 $1.189779 $1.299896 $0.989658 $0.628577 $1.193621 $0.993158	$1.524450 $1.586849 $1.703478 $1.736980 $1.272439 $1.189779 $1.299896 $0.989658 $0.628577 $1.193621	785,401.429 975,971.589 1,082,247.456 1,202,810.115 1,150,281.823 1,285,472.496 425,696.761 275,521.723 167,256.060 75,807.290
TA Jennison Growth - Service Class Subaccount Inception Date November 20, 1996	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.827345 $1.672568 $1.549337 $1.147614 $1.011378 $1.036536 $0.941418 $0.680522 $1.100528 $1.005889	$1.762705 $1.827345 $1.672568 $1.549337 $1.147614 $1.011378 $1.036536 $0.941418 $0.680522 $1.100528	621,294.535 781,700.938 699,491.506 775,712.067 891,544.067 935,497.317 955,549.698 208,693.644 140,639.638 133,380
61

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.053587 $1.067926 $1.033360 $1.073796 $1.042579 $1.000000	$1.057359 $1.053587 $1.067926 $1.033360 $1.073796 $1.042579	2,010,111.669 1,983,216.599 1,624,400.781 1,277,245.454 1,316,594.539 890,234.850
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 1997	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.588227 $1.620967 $1.446457 $1.113290 $0.975338 $0.987201 $0.874132 $0.687459 $1.119092 $1.091266	$1.735439 $1.588227 $1.620967 $1.446457 $1.113290 $0.975338 $0.987201 $0.874132 $0.687459 $1.119092	472,620.543 580,295.191 687,860.318 329,602.130 291,355.744 192,883.064 376,129.406 347,815.614 345,434.301 6,458.304
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.050765 $2.148778 $1.900475 $1.470161 $1.243623 $1.243220 $1.029410 $0.985153	$2.304481 $2.050765 $2.148778 $1.900475 $1.470161 $1.243623 $1.243220 $1.029410	699,065.812 653,858.304 1,046,656.455 706,031.150 646,708.790 373,827.799 179,254.909 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.112661 $1.136140 $1.087182 $1.050102 $0.993819 $1.000000	$1.139970 $1.112661 $1.136140 $1.087182 $1.050102 $0.993819	4,032,827.721 4,069,345.914 4,242,668.484 4,697,258.795 3,908,705.666 1,762,414.607
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.112962 $1.155892 $1.083621 $1.007584 $1.000000	$1.087081 $1.112962 $1.155892 $1.083621 $1.007584	2,868,518.454 3,945,645.413 6,044,061.327 3,497,083.024 1,175,686.799
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.156942 $1.212370 $1.139762 $1.002635 $1.000000	$1.126411 $1.156942 $1.212370 $1.139762 $1.002635	992,117.297 1,419,311.368 1,305,507.490 669,674.983 206,887.060
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.178376 $1.220001 $1.186749 $1.083107 $1.016279 $1.018584 $0.935839 $0.816736 $1.000000	$1.202218 $1.178376 $1.220001 $1.186749 $1.083107 $1.016279 $1.018584 $0.935839 $0.816736	10,508,060.370 11,282,060.534 14,681,811.663 18,842,696.436 10,560,756.065 5,096,774.001 613,465.532 748,782.638 266,216.046
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.219479 $1.248805 $1.206783 $1.141997 $1.089421 $1.073814 $0.998015 $0.999954	$1.248018 $1.219479 $1.248805 $1.206783 $1.141997 $1.089421 $1.073814 $0.998015	3,915,452.248 3,994,870.489 7,046,121.503 5,061,111.729 4,529,701.565 1,675,609.598 715,591.901 0.000
62

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.171802 $1.235133 $1.208149 $1.034414 $0.943111 $0.970105 $0.873054 $0.720815 $1.000000	$1.206064 $1.171802 $1.235133 $1.208149 $1.034414 $0.943111 $0.970105 $0.873054 $0.720815	8,093,808.873 17,360,957.280 19,961,675.178 12,313,044.187 8,851,082.151 6,936,367.632 6,041,137.262 5,259,673.885 779,065.245
TA Market Participation Strategy - Service Class Subaccount inception date September 17, 2012	2016 2015 2014 2013 2012	$1.123665 $1.181054 $1.111689 $0.989191 $1.000000	$1.150905 $1.123665 $1.181054 $1.111689 $0.989191	1,140,362.090 951,022.324 1,224,136.222 1,158,093.422 116,554.269
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.132967 $1.155030 $1.241863 $1.072425 $0.894981 $1.013763 $0.934669 $0.718825 $1.134210 $1.059617	$1.112581 $1.132967 $1.155030 $1.241863 $1.072425 $0.894981 $1.013763 $0.934669 $0.718825 $1.134210	1,087,197.875 1,312,722.698 2,557,173.537 2,480,201.984 990,797.862 797,189.601 780,952.125 572,957.821 499,722.780 433,370.442
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.814022 $1.655313 $1.591348 $1.094346 $0.966150 $1.045138 $0.836363 $0.666777 $1.068640 $1.078664	$1.739127 $1.814022 $1.655313 $1.591348 $1.094346 $0.966150 $1.045138 $0.836363 $0.666777 $1.068640	604,779.594 815,727.146 521,996.397 497,827.486 496,800.247 379,241.427 258,131.020 221,575.875 218,649.796 181,435.623
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.593882 $1.622000 $1.492856 $1.289312 $1.166712 $1.143593 $0.938809 $0.758114 $1.143549 $1.025873	$1.687004 $1.593882 $1.622000 $1.492856 $1.289312 $1.166712 $1.143593 $0.938809 $0.758114 $1.143549	4,958,301.819 4,946,435.360 5,155,433.115 4,843,474.912 4,597,209.868 3,547,286.817 2,910,050.693 1,041,087.087 446,753.985 306,556.463
TA PIMCO Tactical - Balanced - Service Class Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.020708 $1.065177 $1.004616 $0.913472 $0.920039 $0.968645 $1.020435 $0.998157	$1.057681 $1.020708 $1.065177 $1.004616 $0.913472 $0.920039 $0.968645 $1.020435	4,262,579.837 5,549,506.023 3,931,536.405 3,587,663.003 4,192,858.482 3,637,132.875 3,241,718.872 131,413.343
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.978248 $1.015982 $0.950344 $0.893621 $0.895237 $0.983823 $1.022185 $0.997263	$1.009820 $0.978248 $1.015982 $0.950344 $0.893621 $0.895237 $0.983823 $1.022185	904,064.151 1,128,080.828 1,314,060.335 1,513,407.228 1,012,242.699 1,039,664.001 873,012.102 0.000
63

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical - Growth - Service Class Subaccount Inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.978415 $1.030661 $0.985183 $0.857782 $0.866452 $0.996956 $1.021103 $0.996395	$1.008967 $0.978415 $1.030661 $0.985183 $0.857782 $0.866452 $0.996956 $1.021103	1,555,603.769 1,412,494.405 809,098.430 547,274.401 364,976.863 563,207.365 478,888.217 56,168.869
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.348398 $1.364263 $1.329750 $1.390809 $1.318054 $1.265142 $1.203194 $1.057139 $1.109256 $1.036920	$1.358733 $1.348398 $1.364263 $1.329750 $1.390809 $1.318054 $1.265142 $1.203194 $1.057139 $1.109256	7,515,510.087 9,249,735.120 9,839,919.431 13,306,091.387 16,611,637.116 13,093,970.060 10,865,096.796 6,723,271.642 2,498,454.315 547,341.603
TA PineBridge Inflation Opportunities- Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$0.961102 $1.006309 $0.989977 $1.113096 $1.065040 $1.000000	$0.981026 $0.961102 $1.006309 $0.989977 $1.113096 $1.065040	1,245,016.053 1,650,408.306 2,235,537.597 2,298,513.376 4,505,802.712 2,345,673.577
TA ProFunds UltraBear Fund - Service Class OAM Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.079501 $0.087228 $0.119204 $0.220871 $0.318340 $0.404424 $0.561600 $1.000000	$0.059730 $0.079501 $0.087228 $0.119204 $0.220871 $0.318340 $0.404424 $0.561600	10,443,109.520 8,579,366.936 5,319,504.074 3,866,082.993 7,074,714.613 7,896,840.872 1,246,374.161 36,339.146
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.058355 $1.102373 $1.082096 $1.027806 $0.978990 $1.000000	$1.068265 $1.058355 $1.102373 $1.082096 $1.027806 $0.978990	2,813,172.478 3,149,028.431 3,696,759.615 4,405,984.226 5,917,737.824 1,877,411.764
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.070937 $1.165292 $1.148078 $1.002173 $0.918658 $1.000000	$1.073797 $1.070937 $1.165292 $1.148078 $1.002173 $0.918658	1,791,125.317 2,230,331.408 4,534,907.518 4,569,552.685 2,033,036.421 2,118,920.560
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2011	2016 2015 2014 2013 2012 2011	$1.070109 $1.136930 $1.115909 $1.021349 $0.959215 $1.000000	$1.075238 $1.070109 $1.136930 $1.115909 $1.021349 $0.959215	4,289,615.520 4,817,061.698 6,972,267.050 8,487,367.559 3,749,610.523 561,243.938
TA Small Mid Cap Value - Service Class(5) Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.706619 $1.784417 $1.729437 $1.292896 $1.133210 $1.186356 $0.927726 $0.660241 $1.000000	$2.027315 $1.706619 $1.784417 $1.729437 $1.292896 $1.133210 $1.186356 $0.927726 $0.660241	823,178.144 768,583.134 890,577.098 1,061,202.283 1,055,697.316 1,146,176.041 857,646.325 350,757.384 253,859.108
64

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.914075 $1.905558 $1.824060 $1.290932 $1.137656 $1.139719 $0.864603 $0.635650 $1.016578 $0.946210	$2.089231 $1.914075 $1.905558 $1.824060 $1.290932 $1.137656 $1.139719 $0.864603 $0.635650 $1.016578	1,369,115.027 1,522,928.003 1,895,824.493 2,776,829.968 1,352,106.848 1,197,448.131 531,073.357 525,139.979 290,417.279 217,418.369
TA Torray Concentrated Growth - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.612347 $1.670437 $1.547956 $1.185363 $1.031983 $1.076780 $0.921209 $0.645728 $1.136350 $1.060888	$1.688143 $1.612347 $1.670437 $1.547956 $1.185363 $1.031983 $1.076780 $0.921209 $0.645728 $1.136350	700,094.657 702,359.535 753,982.979 896,974.152 1,059,892.086 1,138,143.112 1,413,200.966 1,143,330.242 658,843.227 45,350.521
TA TS&W International Equity - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.023341 $1.030034 $1.107117 $0.907488 $0.792697 $0.943609 $0.886892 $0.717685 $1.197548 $1.056631	$1.013988 $1.023341 $1.030034 $1.107117 $0.907488 $0.792697 $0.943609 $0.886892 $0.717685 $1.197548	404,021.154 560,421.546 1,275,952.005 2,845,637.750 678,685.365 667,165.900 657,748.542 1,005,468.530 785,316.171 669,723.474
TA WMC US Growth - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.389939 $1.325917 $1.216650 $0.936427 $0.843889 $0.893304 $0.773299 $0.610130 $1.152912 $1.010483	$1.401493 $1.389939 $1.325917 $1.216650 $0.936427 $0.843889 $0.893304 $0.773299 $0.610130 $1.152912	471,566.400 1,102,317.678 1,552,301.062 1,806,732.412 1,072,133.262 1,290,731.867 180,543.034 99,925.063 134,522.022 90,425.642

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.695364 $1.704674 $1.620969 $1.419893 $1.275667 $1.340179 $1.237531 $1.012783 $1.000000	$1.738612 $1.695364 $1.704674 $1.620969 $1.419893 $1.275667 $1.340179 $1.237531 $1.012783	0.000 14,642.056 15,238.175 15,839.379 16,397.426 16,397.426 0.000 0.000 0.000
65

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Growth and Income Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.610036 $1.613586 $1.500793 $1.133452 $0.982776 $0.941786 $0.848695 $0.716828 $1.228748 $1.191237	$1.759315 $1.610036 $1.613586 $1.500793 $1.133452 $0.982776 $0.941786 $0.848695 $0.716828 $1.228748	10,987.620 12,642.192 14,207.905 25,464.819 20,420.988 175,497.898 367,112.891 422,550.759 1,187,145.326 1,492,818.757
AB Large Cap Growth Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.431845 $1.312946 $1.172361 $0.869862 $0.757722 $0.800240 $0.740617 $0.549095 $0.927557 $0.829949	$1.441837 $1.431845 $1.312946 $1.172361 $0.869862 $0.757722 $0.800240 $0.740617 $0.549095 $0.927557	6,103.574 25,514.661 25,514.661 25,514.661 36,341.459 71,654.846 125,697.725 223,759.659 384,688.625 462,151.848
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.404697 $1.422741 $1.314527 $1.120209 $0.991794 $1.048229 $0.904846 $0.664950 $1.000000	$1.478406 $1.404697 $1.422741 $1.314527 $1.120209 $0.991794 $1.048229 $0.904846 $0.664950	0.000 0.000 60,610.551 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.930716 $1.954458 $1.779327 $1.381167 $1.208940 $1.264042 $1.098878 $0.824553 $1.462643 $1.267582	$2.046292 $1.930716 $1.954458 $1.779327 $1.381167 $1.208940 $1.264042 $1.098878 $0.824553 $1.462643	57,820.713 123,623.329 129,720.313 169,505.894 1,262,158.595 5,206,609.951 6,160,593.353 7,154,851.029 7,982,893.783 9,394,980.015
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.646422 $1.747675 $1.637641 $1.302270 $1.130977 $1.142130 $1.010262 $0.790655 $1.405491 $1.410854	$1.906610 $1.646422 $1.747675 $1.637641 $1.302270 $1.130977 $1.142130 $1.010262 $0.790655 $1.405491	8,849.780 22,525.261 61,035.746 117,744.327 111,980.460 335,344.103 608,347.410 984,823.807 2,081,446.625 2,519,117.666
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.362046 $1.314293 $1.193397 $0.881980 $0.751404 $0.749024 $0.616620 $0.430897 $0.976401 $0.807604	$1.340847 $1.362046 $1.314293 $1.193397 $0.881980 $0.751404 $0.749024 $0.616620 $0.430897 $0.976401	0.000 0.000 0.000 0.000 0.000 6,428.572 23,686.369 74,157.523 106,228.385 118,705.896
66

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.440880 $1.370059 $1.254512 $0.937646 $0.833190 $0.847189 $0.695259 $0.552290 $1.065547 $0.855221	$1.425347 $1.440880 $1.370059 $1.254512 $0.937646 $0.833190 $0.847189 $0.695259 $0.552290 $1.065547	8,180.921 9,358.272 15,056.553 41,392.604 84,068.680 175,474.642 306,605.127 593,690.524 927,124.381 1,032,876.591
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$3.129201 $3.233507 $3.099886 $2.319143 $2.057917 $2.346471 $1.855115 $1.349336 $2.271284 $2.001900	$3.445590 $3.129201 $3.233507 $3.099886 $2.319143 $2.057917 $2.346471 $1.855115 $1.349336 $2.271284	30,114.139 39,203.694 35,549.361 67,376.522 760,184.254 2,241,672.353 2,623,368.361 3,181,919.737 5,230,196.469 6,859,195.465
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.034776 $2.136526 $2.038990 $1.592074 $1.273734 $1.423359 $1.145202 $0.740746 $1.545817 $1.490367	$2.187449 $2.034776 $2.136526 $2.038990 $1.592074 $1.273734 $1.423359 $1.145202 $0.740746 $1.545817	35,953.697 64,794.134 77,660.839 66,479.656 842,832.907 1,148,815.966 1,614,238.828 1,743,605.916 3,033,707.801 3,606,595.948
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.690636 $1.835614 $1.818636 $1.496889 $1.323222 $1.369903 $1.265010 $0.990107 $1.000000	$1.875441 $1.690636 $1.835614 $1.818636 $1.496889 $1.323222 $1.369903 $1.265010 $0.990107	0.000 0.000 0.000 0.000 0.000 5,670.888 5,707.161 5,753.028 0.000
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.167077 $1.276374 $1.240189 $1.106404 $0.998427 $0.991236 $0.894268 $0.670389 $0.968794 $1.000000	$1.309195 $1.167077 $1.276374 $1.240189 $1.106404 $0.998427 $0.991236 $0.894268 $0.670389 $0.968794	11,050.228 12,726.563 39,288.278 41,287.688 345,464.871 797,499.390 1,377,356.238 1,286,158.746 495,848.543 0.000
Franklin Mutual Shares VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.099328 $1.175499 $1.115456 $0.884025 $0.786640 $0.808020 $0.738651 $0.595677 $0.962851 $1.000000	$1.255205 $1.099328 $1.175499 $1.115456 $0.884025 $0.786640 $0.808020 $0.738651 $0.595677 $0.962851	351.038 2,187.575 3,581.476 5,502.051 128,880.613 132,760.408 165,535.861 279,220.697 428,919.031 516,972.664
67

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Invesco V.I. American Franchise Fund – Series II Shares Subaccount Inception Date April 27,2012	2016 2015 2014 2013 2012	$1.451420 $1.408466 $1.323585 $0.962417 $1.000000	$1.456728 $1.451420 $1.408466 $1.323585 $0.962417	14,748.733 15,627.790 16,481.644 21,522.752 53,038.414
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.193750 $1.358172 $1.297716 $0.989806 $0.855226 $0.899866 $0.855291 $0.588477 $1.243830 $1.247452	$1.384899 $1.193750 $1.358172 $1.297716 $0.989806 $0.855226 $0.899866 $0.855291 $0.588477 $1.243830	13,965.571 14,175.579 14,371.114 14,574.101 48,333.945 82,861.620 167,071.823 172,689.906 487,603.207 686,147.304
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.132565 $1.109467 $1.004772 $0.773516 $0.672165 $0.694709 $0.562599 $0.395914 $0.716875 $0.598622	$1.249102 $1.132565 $1.109467 $1.004772 $0.773516 $0.672165 $0.694709 $0.562599 $0.395914 $0.716875	454.041 2,829.455 4,632.344 7,116.446 66,488.111 260,039.320 511,530.836 674,811.391 919,318.124 1,057,678.007
Janus Aspen – Global Research Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.848631 $0.885057 $0.839380 $0.666178 $0.565018 $0.667727 $0.587549 $0.434661 $0.800602 $0.744204	$0.850065 $0.848631 $0.885057 $0.839380 $0.666178 $0.565018 $0.667727 $0.587549 $0.434661 $0.800602	7,677.544 11,756.357 12,240.226 12,979.701 399,295.373 2,061,247.329 4,214,615.890 4,261,710.404 1,469,162.162 2,017,402.285
Janus Aspen - Perkins Mid Cap Value Portfolio - Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.930450 $2.037507 $1.909945 $1.543179 $1.415964 $1.483526 $1.307150 $0.999639 $1.409366 $1.336873	$2.255558 $1.930450 $2.037507 $1.909945 $1.543179 $1.415964 $1.483526 $1.307150 $0.999639 $1.409366	0.000 0.000 0.000 0.000 0.000 51,556.476 89,891.476 87,253.727 108,658.554 156,402.350
MFS ® New Discovery Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.920534 $1.995032 $2.192259 $1.577982 $1.326867 $1.506858 $1.126746 $0.702996 $1.181624 $1.174786	$2.055686 $1.920534 $1.995032 $2.192259 $1.577982 $1.326867 $1.506858 $1.126746 $0.702996 $1.181624	19,576.458 36,583.961 39,218.173 48,923.929 100,845.603 206,224.171 287,537.345 260,249.577 100,509.764 227,941.936
68

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
MFS ® Total Return Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.639495 $1.676264 $1.574257 $1.347697 $1.235014 $1.235752 $1.145761 $0.989314 $1.294686 $1.266326	$1.755137 $1.639495 $1.676264 $1.574257 $1.347697 $1.235014 $1.235752 $1.145761 $0.989314 $1.294686	3,552.248 15,309.335 15,309.335 50,614.525 1,570,413.146 2,551,536.322 3,112,931.584 3,997,110.597 5,266,112.172 5,935,898.431
Templeton Foreign VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.895331 $0.973312 $1.113316 $0.920281 $0.791275 $0.900033 $0.843928 $0.625977 $1.067319 $1.000000	$0.944032 $0.895331 $0.973312 $1.113316 $0.920281 $0.791275 $0.900033 $0.843928 $0.625977 $1.067319	2,775.451 25,058.993 25,966.214 26,881.243 144,366.142 215,600.318 384,696.921 772,731.485 313,543.636 581,359.124
TA AB Dynamic Allocation - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.577350 $1.604593 $1.545161 $1.465381 $1.403495 $1.401178 $1.303225 $1.008953 $1.624780 $1.392271	$1.586330 $1.577350 $1.604593 $1.545161 $1.465381 $1.403495 $1.401178 $1.303225 $1.008953 $1.624780	0.000 1,298.982 353.346 396.710 167,496.849 200,164.964 264,532.464 383,979.514 489,868.775 616,865.970
TA AB Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.578113 $1.610907 $1.554247 $1.478095 $1.420292 $1.420036 $1.322453 $1.024879 $1.653702 $1.421220	$1.583450 $1.578113 $1.610907 $1.554247 $1.478095 $1.420292 $1.420036 $1.322453 $1.024879 $1.653702	27,995.483 28,256.179 92,548.980 284,712.127 391,570.210 693,648.310 948,367.193 1,194,636.479 1,355,982.617 1,414,118.156
TA Aegon Government Money Market - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.210526 $1.230443 $1.250681 $1.271250 $1.292276 $1.313471 $1.335075 $1.355365 $1.345657 $1.302478	$1.190995 $1.210526 $1.230443 $1.250681 $1.271250 $1.292276 $1.313471 $1.335075 $1.355365 $1.345657	0.000 56,546.165 71,866.055 58,086.726 1,025,755.610 2,178,411.641 2,360,641.496 3,312,757.850 5,581,228.748 4,855,653.613
TA Aegon Government Money Market - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.943047 $0.958561 $0.974303 $0.990348 $1.006739 $1.023242 $1.040052 $1.057122 $1.051848 $1.020645	$0.927808 $0.943047 $0.958561 $0.974303 $0.990348 $1.006739 $1.023242 $1.040052 $1.057122 $1.051848	79,525.427 270,197.765 426,025.520 370,285.388 373,346.170 538,252.616 570,293.735 818,260.607 2,866,311.114 2,581,105.521
69

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.856369 $1.970204 $1.926107 $1.836727 $1.590871 $1.543449 $1.395350 $0.963321 $1.309167 $1.306671	$2.106508 $1.856369 $1.970204 $1.926107 $1.836727 $1.590871 $1.543449 $1.395350 $0.963321 $1.309167	0.000 5,906.246 5,178.188 4,884.847 220,384.631 350,605.273 542,950.526 899,185.672 1,317,420.419 2,338,348.372
TA Aegon High Yield Bond - Service Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.765583 $1.875348 $1.839955 $1.759012 $1.527055 $1.484824 $1.345574 $0.931352 $1.270217 $1.269362	$1.997576 $1.765583 $1.875348 $1.839955 $1.759012 $1.527055 $1.484824 $1.345574 $0.931352 $1.270217	53,314.877 62,838.840 71,082.943 80,405.134 98,422.711 120,808.171 168,920.218 266,035.622 309,170.455 153,336.262
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.893410 $1.922751 $1.867539 $1.941771 $1.877423 $1.773434 $1.726662 $1.680100 $1.586353 $1.520685	$1.868353 $1.893410 $1.922751 $1.867539 $1.941771 $1.877423 $1.773434 $1.726662 $1.680100 $1.586353	0.000 0.000 0.000 0.000 287,413.393 677,939.640 987,756.962 1,478,270.501 2,564,117.468 3,057,723.590
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.247723 $1.270541 $1.236824 $1.289293 $1.249874 $1.184157 $1.154918 $1.126684 $1.066255 $1.024700	$1.229239 $1.247723 $1.270541 $1.236824 $1.289293 $1.249874 $1.184157 $1.154918 $1.126684 $1.066255	149,525.159 160,177.902 205,888.642 313,986.955 351,280.382 330,928.161 419,029.730 560,870.148 768,113.295 361,405.868
PAM TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date November 3, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.247723 $1.270541 $1.236824 $1.289293 $1.249874 $1.184157 $1.154918 $1.126684 $1.066255 $1.024700	$1.229239 $1.247723 $1.270541 $1.236824 $1.289293 $1.249874 $1.184157 $1.154918 $1.126684 $1.066255	280,463.623 140,295.858 111,571.302 123,091.229 696,306.262 1,144,348.520 837,821.574 1,658,881.249 3,182,166.702 44,134.540
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.553539 $1.610697 $1.602198 $1.489153 $1.408742 $1.394894 $1.301645 $1.056595 $1.362730 $1.302195	$1.599037 $1.553539 $1.610697 $1.602198 $1.489153 $1.408742 $1.394894 $1.301645 $1.056595 $1.362730	0.000 46,299.727 7,539.210 3,324.435 1,447,689.802 2,971,542.473 3,816,378.058 4,092,210.818 4,324,481.770 4,559,401.539
70

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Conservative - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.611579 $1.674076 $1.669162 $1.555314 $1.474977 $1.464725 $1.369643 $1.114647 $1.441652 $1.380694	$1.653728 $1.611579 $1.674076 $1.669162 $1.555314 $1.474977 $1.464725 $1.369643 $1.114647 $1.441652	1,346,275.085 1,316,692.047 1,641,474.042 2,545,959.391 2,921,253.043 3,324,271.678 3,926,849.319 4,912,638.287 5,122,755.897 5,058,972
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.663501 $1.724249 $1.706132 $1.367611 $1.234743 $1.326967 $1.173414 $0.918811 $1.547312 $1.459780	$1.736025 $1.663501 $1.724249 $1.706132 $1.367611 $1.234743 $1.326967 $1.173414 $0.918811 $1.547312	0.000 706.817 0.010 55.566 1,178,918.708 3,427,021.430 9,175,586.525 9,019,004.958 6,135,701.505 8,836,631.456
TA Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.944320 $2.019141 $2.003635 $1.611441 $1.457556 $1.571048 $1.392921 $1.092998 $1.844349 $1.743593	$2.024180 $1.944320 $2.019141 $2.003635 $1.611441 $1.457556 $1.571048 $1.392921 $1.092998 $1.844349	764,025.093 795,399.947 805,669.777 881,947.055 1,120,539.520 1,413,830.635 1,498,895.294 1,787,349.333 2,340,011.057 2,892,235.945
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.664254 $1.730358 $1.714819 $1.460110 $1.341519 $1.391624 $1.254864 $0.995303 $1.504829 $1.418967	$1.744501 $1.664254 $1.730358 $1.714819 $1.460110 $1.341519 $1.391624 $1.254864 $0.995303 $1.504829	0.000 362.307 0.000 2,529.231 3,539,266.381 6,511,722.099 19,288,255.248 20,793,678.692 15,724,985.647 20,753,110.812
TA Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.855509 $1.934882 $1.919815 $1.639313 $1.509868 $1.570475 $1.420209 $1.128996 $1.711018 $1.617168	$1.939627 $1.855509 $1.934882 $1.919815 $1.639313 $1.509868 $1.570475 $1.420209 $1.128996 $1.711018	2,659,661.692 3,090,753.273 4,001,384.007 4,333,275.639 4,678,653.397 5,011,084.068 5,993,137.764 7,038,351.570 7,463,387.327 13,361,405.235
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.634424 $1.699240 $1.680773 $1.505281 $1.398309 $1.413048 $1.301334 $1.046510 $1.436940 $1.353130	$1.697443 $1.634424 $1.699240 $1.680773 $1.505281 $1.398309 $1.413048 $1.301334 $1.046510 $1.436940	0.000 0.000 0.000 0.000 6,179,410.564 15,987,184.820 9,512,237.211 11,363,556.425 12,166,748.247 12,903,497.992
71

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.755834 $1.830140 $1.813032 $1.627573 $1.516411 $1.536886 $1.418449 $1.142535 $1.573670 $1.484939	$1.818195 $1.755834 $1.830140 $1.813032 $1.627573 $1.516411 $1.536886 $1.418449 $1.142535 $1.573670	3,046,311.120 3,539,211.933 4,187,689.256 4,963,364.847 5,700,142.252 6,183,222.201 7,210,749.389 9,175,189.432 9,682,889.469 14,031,740.906
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.085954 $2.199443 $1.993164 $1.555579 $1.415445 $1.400446 $1.288921 $1.149386 $1.767369 $1.717060	$2.358247 $2.085954 $2.199443 $1.993164 $1.555579 $1.415445 $1.400446 $1.288921 $1.149386 $1.767369	0.000 162.828 0.000 0.000 1,694,889.826 5,114,148.516 3,981,440.291 3,826,118.955 1,015,262.667 1,723,077
TA Barrow Hanley Dividend Focused - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.265563 $2.394709 $2.174647 $1.701350 $1.551607 $1.539335 $1.420531 $1.269834 $1.957760 $1.907300	$2.554083 $2.265563 $2.394709 $2.174647 $1.701350 $1.551607 $1.539335 $1.420531 $1.269834 $1.957760	79,783.207 98,884.259 130,288.718 151,369.476 161,312.735 250,194.817 265,767.431 145,754.278 53,071.857 118,716.618
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.360839 $1.385021 $1.339947 $1.212389 $1.120311 $1.097671 $1.003010 $0.993360	$1.404516 $1.360839 $1.385021 $1.339947 $1.212389 $1.120311 $1.097671 $1.003010	80,022.615 97,239.005 137,529.535 108,284.143 497,614.322 601,326.071 447,046.809 0.000
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.510121 $2.566990 $2.297682 $2.248019 $1.824539 $1.967462 $1.729018 $1.317332 $2.324131 $2.532504	$2.484933 $2.510121 $2.566990 $2.297682 $2.248019 $1.824539 $1.967462 $1.729018 $1.317332 $2.324131	0.000 1,007.295 315.402 66.770 212,232.733 1,059,506.911 1,096,143.921 1,269,838.918 599,168.647 951,110.436
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.487329 $2.550604 $2.288459 $2.243045 $1.824519 $1.973132 $1.739527 $1.329450 $2.350276 $2.566554	$2.457315 $2.487329 $2.550604 $2.288459 $2.243045 $1.824519 $1.973132 $1.739527 $1.329450 $2.350276	18,158.271 24,538.269 25,287.689 27,074.327 33,795.265 33,214.529 43,407.809 62,218.817 163,852.733 332,653.015
72

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.996591 $1.032510 $1.057889 $0.956156 $0.864146 $0.949963 $0.875915 $0.688460 $1.098976 $1.029756	$0.990996 $0.996591 $1.032510 $1.057889 $0.956156 $0.864146 $0.949963 $0.875915 $0.688460 $1.098976	196,783.756 247,668.962 249,036.023 290,896.132 395,177.388 407,695.786 394,653.672 402,773.383 936,958.515 979,785.327
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.322871 $1.415961 $1.439119 $1.051340 $0.979802 $1.067561 $0.810414 $0.513072 $0.971097 $0.805667	$1.274857 $1.322871 $1.415961 $1.439119 $1.051340 $0.979802 $1.067561 $0.810414 $0.513072 $0.971097	0.000 11,086.911 5,727.103 10,194.756 232,637.121 679,390.988 526,056.223 557,667.973 859,907.435 1,118,220.158
TA Janus Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.283597 $2.450233 $2.497191 $1.828439 $1.708815 $1.866045 $1.419987 $0.901458 $1.710951 $1.422904	$2.194876 $2.283597 $2.450233 $2.497191 $1.828439 $1.708815 $1.866045 $1.419987 $0.901458 $1.710951	31,666.731 48,245.477 57,622.560 61,113.043 60,662.406 71,821.684 64,479.343 55,188.181 89,193.669 59,139.632
TA Jennison Growth - Initial Class Subaccount Inception Date November 20, 1996	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.661794 $1.516309 $1.401753 $1.034751 $0.908628 $0.929448 $0.841582 $0.606699 $0.979098 $0.892571	$1.607942 $1.661794 $1.516309 $1.401753 $1.034751 $0.908628 $0.929448 $0.841582 $0.606699 $0.979098	0.000 0.003 0.021 2.314 985,227.833 1,650,326.696 2,573,593.991 618,715.091 1,111,090.070 1,547,113.380
TA Jennison Growth - Service Class Subaccount Inception Date November 20, 1996	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.623043 $2.399688 $2.221804 $1.644910 $1.448912 $1.484226 $1.347358 $0.973484 $1.573519 $1.437497	$2.531500 $2.623043 $2.399688 $2.221804 $1.644910 $1.448912 $1.484226 $1.347358 $0.973484 $1.573519	57,256.188 75,135.630 85,439.992 85,084.486 80,899.121 95,928.712 111,387.463 0.000 0.000 0.000
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 1997	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.458441 $2.500848 $2.226311 $1.707718 $1.492075 $1.505515 $1.328696 $1.042233 $1.691147 $1.644580	$2.693190 $2.458441 $2.500848 $2.226311 $1.707718 $1.492075 $1.505515 $1.328696 $1.042233 $1.691147	0.000 17,394.920 17,242.385 14,599.302 57,863.910 160,487.311 579,744.821 1,050,365.590 2,218,789.443 4,193,055.550
73

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 1997	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.220962 $2.265638 $2.020742 $1.554530 $1.361229 $1.377123 $1.218801 $0.958056 $1.558815 $1.519307	$2.428005 $2.220962 $2.265638 $2.020742 $1.554530 $1.361229 $1.377123 $1.218801 $0.958056 $1.558815	32,255.660 46,470.165 63,368.552 49,774.079 21,395.554 30,013.788 37,716.519 38,105.202 62,710.633 63,329.968
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.056922 $2.154162 $1.904313 $1.472415 $1.244913 $1.243896 $1.029468 $0.985154	$2.312525 $2.056922 $2.154162 $1.904313 $1.472415 $1.244913 $1.243896 $1.029468	16,918.474 14,239.899 15,210.226 16,547.180 391,342.238 1,746,280.706 35,402.148 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.182854 $1.224036 $1.190094 $1.085619 $1.018128 $1.019934 $0.936613 $0.817007 $1.000000	$1.207372 $1.182854 $1.224036 $1.190094 $1.085619 $1.018128 $1.019934 $0.936613 $0.817007	453,091.221 472,330.136 202,563.542 183,127.843 111,157.097 0.000 0.000 0.000 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.223188 $1.251978 $1.209253 $1.143767 $1.090563 $1.074408 $0.998075 $0.999955	$1.252438 $1.223188 $1.251978 $1.209253 $1.143767 $1.090563 $1.074408 $0.998075	0.000 0.000 0.000 0.000 112,064.439 112,345.304 112,626.868 7,241.336
TA Managed Risk - Growth ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.176223 $1.239185 $1.211522 $1.036789 $0.944813 $1.152543 $1.024027 $0.999955	$1.211213 $1.176223 $1.239185 $1.211522 $1.036789 $0.944813 $1.152543 $1.024027	169,159.711 312,785.966 313,586.376 235,470.972 210,749.077 0.000 0.000 0.000
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.308653 $1.329243 $1.424907 $1.226517 $1.020705 $1.153536 $1.061168 $0.812973 $1.277171 $1.189488	$1.288481 $1.308653 $1.329243 $1.424907 $1.226517 $1.020705 $1.153536 $1.061168 $0.812973 $1.277171	0.000 797.145 0.008 6,782.720 433,576.706 2,363,988.452 677,110.014 942,876.102 1,847,443.141 2,516,786.551
74

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.024674 $2.063087 $2.217082 $1.913640 $1.596224 $1.807190 $1.665369 $1.280161 $2.018919 $1.885226	$1.989234 $2.024674 $2.063087 $2.217082 $1.913640 $1.596224 $1.807190 $1.665369 $1.280161 $2.018919	75,509.556 88,658.055 76,568.449 69,910.170 44,403.697 54,148.499 129,065.931 118,086.040 144,164.740 206,064.563
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.260301 $2.055317 $1.970916 $1.351378 $1.188929 $1.283014 $1.023386 $0.813281 $1.299237 $1.307248	$2.173371 $2.260301 $2.055317 $1.970916 $1.351378 $1.188929 $1.283014 $1.023386 $0.813281 $1.299237	0.000 2,382.937 0.375 25,985.330 172,769.847 663,397.743 1,058,309.486 1,490,680.417 3,769,086.970 4,881,894.776
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.741363 $2.500299 $2.402510 $1.651359 $1.457191 $1.575542 $1.260189 $1.004173 $1.608596 $1.622880	$2.629455 $2.741363 $2.500299 $2.402510 $1.651359 $1.457191 $1.575542 $1.260189 $1.004173 $1.608596	9,737.599 11,427.816 18,370.896 76,497.332 16,048.018 15,330.333 47,220.891 15,860.084 20,730.173 78,341.677
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.092203 $2.122168 $1.946744 $1.675669 $1.513268 $1.478503 $1.210830 $0.974536 $1.465524 $1.311405	$2.220419 $2.092203 $2.122168 $1.946744 $1.675669 $1.513268 $1.478503 $1.210830 $0.974536 $1.465524	0.000 99.654 0.000 0.000 200,584.053 111,202.091 254,261.711 397,663.261 474,534.745 330,746.167
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.118796 $2.155117 $1.982546 $1.711390 $1.547885 $1.516479 $1.244313 $1.004336 $1.514207 $1.357724	$2.243683 $2.118796 $2.155117 $1.982546 $1.711390 $1.547885 $1.516479 $1.244313 $1.004336 $1.514207	64,199.184 82,883.600 125,691.802 59,654.561 60,337.273 64,622.514 70,815.245 110,442.244 47,719.643 46,649.272
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.534803 $1.549430 $1.504669 $1.569458 $1.483487 $1.418945 $1.345550 $1.178731 $1.232649 $1.150163	$1.550898 $1.534803 $1.549430 $1.504669 $1.569458 $1.483487 $1.418945 $1.345550 $1.178731 $1.232649	0.000 16,783.023 1,683.247 127.891 1,211,176.888 2,355,301.334 3,425,998.468 4,431,152.343 4,346,726.699 5,485,421.163
75

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.386871 $1.402501 $1.366358 $1.428399 $1.353007 $1.298055 $1.233892 $1.083573 $1.136434 $1.061801	$1.398184 $1.386871 $1.402501 $1.366358 $1.428399 $1.353007 $1.298055 $1.233892 $1.083573 $1.136434	158,889.909 161,620.702 266,199.773 344,513.108 549,940.474 719,436.535 807,819.432 1,193,518.388 707,296.029 510,606.303
TA Small/Mid Cap Value - Initial Class(5) Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$9.120867 $9.510326 $9.187222 $6.850709 $5.983803 $6.248400 $4.870210 $3.456783 $5.942626 $4.843039	$10.868879 $9.120867 $9.510326 $9.187222 $6.850709 $5.983803 $6.248400 $4.870210 $3.456783 $5.942626	0.000 2,046.780 1,651.258 11,793.838 5,278.040 189,066.200 327,914.570 731,597.537 1,312,501.443 2,459,808.906
TA Small Mid Cap Value - Service Class(5) Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.713278 $1.790493 $1.734470 $1.296030 $1.135393 $1.188049 $0.928586 $0.660541 $1.000000	$2.036236 $1.713278 $1.790493 $1.734470 $1.296030 $1.135393 $1.188049 $0.928586 $0.660541	23,958.196 21,122.841 22,463.112 33,477.286 5,703.724 11,308.076 13,645.418 3,971.414 0.000
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.874712 $1.860381 $1.774831 $1.252237 $1.100351 $1.099853 $0.831679 $0.609515 $0.971981 $0.901482	$2.051314 $1.874712 $1.860381 $1.774831 $1.252237 $1.100351 $1.099853 $0.831679 $0.609515 $0.971981	0.000 104.985 0.000 27,073.363 445,340.974 2,306,717.505 692,999.034 914,078.990 2,133,106.473 2,917,130.957
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$3.235294 $3.219304 $3.080107 $2.178803 $1.919155 $1.921682 $1.457091 $1.070714 $1.711527 $1.592266	$3.533090 $3.235294 $3.219304 $3.080107 $2.178803 $1.919155 $1.921682 $1.457091 $1.070714 $1.711527	78,340.013 107,079.850 110,463.392 136,229.718 92,389.920 99,044.053 162,133.607 150,065.517 196,757.050 277,165.046
TA Torray Concentrated Growth - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$3.940954 $4.070041 $3.761248 $2.872489 $2.493055 $2.592878 $2.211626 $1.546049 $2.713642 $2.525105	$4.138381 $3.940954 $4.070041 $3.761248 $2.872489 $2.493055 $2.592878 $2.211626 $1.546049 $2.713642	0.000 23,635.707 13,517.739 0.313 100,514.445 1,257,283.253 1,053,344.484 1,869,699.143 1,692,997.771 2,967,084.000
76

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Torray Concentrated Growth - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.258312 $2.338513 $2.165980 $1.657811 $1.442578 $1.504454 $1.286458 $0.901309 $1.585327 $1.479328	$2.365641 $2.258312 $2.338513 $2.165980 $1.657811 $1.442578 $1.504454 $1.286458 $0.901309 $1.585327	29,966.017 46,794.898 48,645.052 48,729.261 42,586.568 60,083.563 67,975.044 124,802.174 26,376.503 35,284.125
TA TS&W International Equity - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.740084 $1.745815 $1.871666 $1.530080 $1.332280 $1.580098 $1.480611 $1.195589 $1.986997 $1.747301	$1.730343 $1.740084 $1.745815 $1.871666 $1.530080 $1.332280 $1.580098 $1.480611 $1.195589 $1.986997	0.000 12,968.904 13,646.109 22,283.362 66,184.952 666,996.174 1,869,903.871 2,813,228.423 2,860,665.267 4,525,420.659
TA TS&W International Equity - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.968272 $1.980173 $2.127308 $1.742871 $1.521660 $1.810448 $1.700800 $1.375634 $2.294266 $2.023287	$1.951235 $1.968272 $1.980173 $2.127308 $1.742871 $1.521660 $1.810448 $1.700800 $1.375634 $2.294266	35,247.579 33,969.660 29,968.709 29,562.746 49,639.045 44,343.068 59,202.351 75,665.827 140,547.809 350,688.136
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.309819 $1.246103 $1.140077 $0.874866 $0.785876 $0.829795 $0.715964 $0.563320 $1.060596 $0.927191	$1.324835 $1.309819 $1.246103 $1.140077 $0.874866 $0.785876 $0.829795 $0.715964 $0.563320 $1.060596	0.000 123.137 0.016 60,756.188 1,576,692.938 3,200,879.642 2,610,489.214 5,228,879.007 12,261,597.135 18,923,285.565
TA WMC US Growth - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.318747 $2.210860 $2.027678 $1.559892 $1.405046 $1.486593 $1.286249 $1.014355 $1.915788 $1.678298	$2.339172 $2.318747 $2.210860 $2.027678 $1.559892 $1.405046 $1.486593 $1.286249 $1.014355 $1.915788	153,193.283 239,842.857 267,479.242 281,771.750 228,429.483 247,106.167 258,859.607 261,328.929 271,067.601 273,483

77

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Growth and Income Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.645299 $1.646494 $1.529132 $1.153153 $0.998373 $0.955329 $0.859625 $0.724993 $1.240900 $1.201232	$1.800503 $1.645299 $1.646494 $1.529132 $1.153153 $0.998373 $0.955329 $0.859625 $0.724993 $1.240900	0.000 0.000 0.000 0.000 60,497.833 114,862.651 144,748.761 150,509.545 196,126.543 239,658.372
AB Large Cap Growth Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.463217 $1.339730 $1.194513 $0.884994 $0.769766 $0.811761 $0.750174 $0.555356 $0.936742 $0.836930	$1.475587 $1.463217 $1.339730 $1.194513 $0.884994 $0.769766 $0.811761 $0.750174 $0.555356 $0.936742	0.000 0.000 0.000 0.000 122,509.506 197,972.696 219,409.776 219,181.372 236,011.397 229,662.712
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.975939 $1.997278 $1.815642 $1.407273 $1.229966 $1.284131 $1.114693 $0.835183 $1.479293 $1.280112	$2.097303 $1.975939 $1.997278 $1.815642 $1.407273 $1.229966 $1.284131 $1.114693 $0.835183 $1.479293	0.000 0.000 0.000 0.000 150,290.541 759,697.224 1,050,517.594 1,352,048.977 1,531,296.790 1,954,500.785
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.685028 $1.786006 $1.671085 $1.326902 $1.150656 $1.160284 $1.024801 $0.800853 $1.421500 $1.424811	$1.954202 $1.685028 $1.786006 $1.671085 $1.326902 $1.150656 $1.160284 $1.024801 $0.800853 $1.421500	0.000 0.000 0.000 0.000 55,575.680 207,692.096 369,132.033 452,350.673 569,250.657 734,846.082
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.393810 $1.342949 $1.217617 $0.898556 $0.764395 $0.760866 $0.625457 $0.436426 $0.987483 $0.815561	$1.374134 $1.393810 $1.342949 $1.217617 $0.898556 $0.764395 $0.760866 $0.625457 $0.436426 $0.987483	0.000 0.000 0.000 0.000 0.000 0.000 6,890.468 7,198.418 13,061.140 13,297.217
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.472532 $1.398090 $1.278281 $0.954001 $0.846465 $0.859417 $0.704251 $0.558594 $1.076102 $0.862415	$1.458811 $1.472532 $1.398090 $1.278281 $0.954001 $0.846465 $0.859417 $0.704251 $0.558594 $1.076102	0.000 0.000 0.000 0.000 58,438.110 164,735.969 395,358.378 622,900.836 976,971.974 475,624.786
78

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$3.202499 $3.304358 $3.163136 $2.362972 $2.093700 $2.383749 $1.881811 $1.366730 $2.297144 $2.021695	$3.531509 $3.202499 $3.304358 $3.163136 $2.362972 $2.093700 $2.383749 $1.881811 $1.366730 $2.297144	0.000 0.000 0.000 0.000 74,139.837 198,708.650 339,023.126 464,091.532 624,657.608 760,669.946
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.076295 $2.176892 $2.074441 $1.617356 $1.292052 $1.441694 $1.158245 $0.748075 $1.558794 $1.500649	$2.235368 $2.076295 $2.176892 $2.074441 $1.617356 $1.292052 $1.441694 $1.158245 $0.748075 $1.558794	0.000 0.000 0.000 0.000 116,023.756 194,208.978 249,868.338 434,208.541 683,298.363 726,935.409
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.182143 $1.290946 $1.252502 $1.115734 $1.005351 $0.996636 $0.897800 $0.672044 $0.969756 $1.000000	$1.328062 $1.182143 $1.290946 $1.252502 $1.115734 $1.005351 $0.996636 $0.897800 $0.672044 $0.969756	0.000 0.000 0.000 0.000 339,718.885 436,535.809 292,278.913 205,627.718 158,185.074 0.000
Franklin Mutual Shares VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.113519 $1.188922 $1.126523 $0.891475 $0.792094 $0.812424 $0.741580 $0.597154 $0.963806 $1.000000	$1.273279 $1.113519 $1.188922 $1.126523 $0.891475 $0.792094 $0.812424 $0.741580 $0.597154 $0.963806	0.000 0.000 0.000 0.000 40,107.681 216,464.415 111,708.323 7,247.600 17,918.890 311,072.773
Invesco V.I. American Franchise Fund – Series II Shares Subaccount Inception Date April 27, 2012	2016 2015 2014 2013 2012	$1.459309 $1.414030 $1.326854 $0.963374 $1.000000	$1.466804 $1.459309 $1.414030 $1.326854 $0.963374	0.000 0.000 0.000 0.000 15,357.960
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.218110 $1.383838 $1.320284 $1.005530 $0.867529 $0.911460 $0.865048 $0.594311 $1.254298 $1.256087	$1.415242 $1.218110 $1.383838 $1.320284 $1.005530 $0.867529 $0.911460 $0.865048 $0.594311 $1.254298	0.000 0.000 0.000 0.000 122,255.039 162,612.734 136,219.078 129,389.969 170,620.007 221,178.634
79

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.158372 $1.133065 $1.024628 $0.787645 $0.683425 $0.705305 $0.570323 $0.400762 $0.724577 $0.604154	$1.279438 $1.158372 $1.133065 $1.024628 $0.787645 $0.683425 $0.705305 $0.570323 $0.400762 $0.724577	0.000 0.000 0.000 0.000 28,645.105 31,934.488 68,577.541 69,931.039 88,822.337 144,986.286
Janus Aspen – Global Research Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.868018 $0.903931 $0.856013 $0.678370 $0.574494 $0.677922 $0.595641 $0.440003 $0.809235 $0.751117	$0.870771 $0.868018 $0.903931 $0.856013 $0.678370 $0.574494 $0.677922 $0.595641 $0.440003 $0.809235	0.000 0.000 0.000 0.000 23,290.391 185,519.384 221,448.992 217,213.593 208,433.909 939,584.615
Janus Aspen - Perkins Mid Cap Value Portfolio - Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.974427 $2.080836 $1.947684 $1.571341 $1.439661 $1.506124 $1.325106 $1.011876 $1.424498 $1.349213	$2.310337 $1.974427 $2.080836 $1.947684 $1.571341 $1.439661 $1.506124 $1.325106 $1.011876 $1.424498	0.000 0.000 0.000 0.000 0.000 4,602.096 7,316.297 10,761.115 12,810.612 25,162.315
MFS ® New Discovery Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.959687 $2.032692 $2.230349 $1.603039 $1.345938 $1.526253 $1.139562 $0.709950 $1.191553 $1.182905	$2.100680 $1.959687 $2.032692 $2.230349 $1.603039 $1.345938 $1.526253 $1.139562 $0.709950 $1.191553	0.000 0.000 0.000 0.000 0.000 2,033.623 14,292.429 25,285.215 17,607.741 17,389.054
MFS ® Total Return Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.672954 $1.707944 $1.601644 $1.369109 $1.252772 $1.251683 $1.158823 $0.999117 $1.305576 $1.275094	$1.793599 $1.672954 $1.707944 $1.601644 $1.369109 $1.252772 $1.251683 $1.158823 $0.999117 $1.305576	0.000 0.000 0.000 0.000 179,360.257 293,131.612 314,052.539 348,195.948 403,344.449 639,322.433
Templeton Foreign VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.906912 $0.984435 $1.124370 $0.928048 $0.796770 $0.904935 $0.847271 $0.627531 $1.068371 $1.000000	$0.957660 $0.906912 $0.984435 $1.124370 $0.928048 $0.796770 $0.904935 $0.847271 $0.627531 $1.068371	0.000 0.000 0.000 0.000 13,358.830 34,885.946 105,409.253 47,206.249 71,416.402 18,804.598
80

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AB Dynamic Allocation - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.609577 $1.634956 $1.572065 $1.488696 $1.423702 $1.419261 $1.318102 $1.018964 $1.638459 $1.401918	$1.621121 $1.609577 $1.634956 $1.572065 $1.488696 $1.423702 $1.419261 $1.318102 $1.018964 $1.638459	0.000 0.000 0.000 0.000 72,682.219 102,285.395 70,233.222 91,913.978 95,928.502 333,267.694
TA Aegon Government Money Market - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.243962 $1.262570 $1.281456 $1.300610 $1.320151 $1.339818 $1.359868 $1.378481 $1.366515 $1.320697	$1.225705 $1.243962 $1.262570 $1.281456 $1.300610 $1.320151 $1.339818 $1.359868 $1.378481 $1.366515	0.000 0.000 0.000 0.000 82,597.436 1,613,273.133 2,052,601.423 1,488,730.705 2,827,278.559 2,883,739.381
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.905252 $2.019098 $1.970992 $1.876761 $1.623138 $1.572425 $1.419455 $0.978517 $1.327848 $1.323335	$2.165156 $1.905252 $2.019098 $1.970992 $1.876761 $1.623138 $1.572425 $1.419455 $0.978517 $1.327848	0.000 0.000 0.000 0.000 335,854.475 246,942.229 277,680.177 300,407.110 277,025.737 578,569.891
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.948852 $1.976137 $1.916548 $1.989784 $1.920988 $1.811910 $1.761522 $1.711486 $1.613596 $1.544502	$1.925892 $1.948852 $1.976137 $1.916548 $1.989784 $1.920988 $1.811910 $1.761522 $1.711486 $1.613596	0.000 0.000 0.000 0.000 208,486.586 246,196.389 317,672.236 432,125.928 497,926.770 772,955.346
PAM TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date November 3, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.289605 $1.311253 $1.274566 $1.326677 $1.284216 $1.214910 $1.183164 $1.152530 $1.089107 $1.045099	$1.272377 $1.289605 $1.311253 $1.274566 $1.326677 $1.284216 $1.214910 $1.183164 $1.152530 $1.089107	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.585174 $1.641068 $1.630007 $1.512767 $1.428953 $1.412819 $1.316426 $1.067017 $1.374142 $1.311160	$1.634007 $1.585174 $1.641068 $1.630007 $1.512767 $1.428953 $1.412819 $1.316426 $1.067017 $1.374142	0.000 0.000 0.000 937,634.629 1,619,380.395 2,221,828.060 2,583,202.197 2,653,275.454 3,459,057.783
81

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.697443 $1.756820 $1.735793 $1.389338 $1.252508 $1.344067 $1.186779 $0.927903 $1.560311 $1.469855	$1.774062 $1.697443 $1.756820 $1.735793 $1.389338 $1.252508 $1.344067 $1.186779 $0.927903 $1.560311	0.000 0.000 0.000 0.000 472,087.368 1,001,895.479 1,426,254.087 1,388,714.748 1,297,644.368 1,485,357.269
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.698247 $1.763099 $1.744674 $1.483329 $1.360826 $1.409570 $1.269176 $1.005174 $1.517482 $1.428769	$1.782754 $1.698247 $1.763099 $1.744674 $1.483329 $1.360826 $1.409570 $1.269176 $1.005174 $1.517482	0.000 0.000 0.000 0.000 1,904,740.163 1,910,494.335 2,430,930.234 2,473,368.605 3,003,954.969 3,794,143.921
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.667720 $1.731296 $1.709964 $1.529176 $1.418402 $1.431255 $1.316161 $1.056864 $1.449009 $1.362474	$1.734575 $1.667720 $1.731296 $1.709964 $1.529176 $1.418402 $1.431255 $1.316161 $1.056864 $1.449009	0.000 0.000 0.000 0.000 1,212,624.874 3,615,540.141 3,844,480.019 4,147,991.862 4,056,303.406 3,763,149.020
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.134833 $2.247653 $2.033852 $1.585002 $1.440082 $1.422727 $1.307493 $1.164227 $1.787544 $1.734075	$2.417070 $2.134833 $2.247653 $2.033852 $1.585002 $1.440082 $1.422727 $1.307493 $1.164227 $1.787544	0.000 0.000 0.000 0.000 412,980.714 964,972.249 1,336,617.124 1,136,339.205 140,911.884 551,064.227
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.373213 $1.395548 $1.348132 $1.217987 $1.123816 $1.099477 $1.003183 $0.993364	$1.419374 $1.373213 $1.395548 $1.348132 $1.217987 $1.123816 $1.099477 $1.003183	0.000 0.000 0.000 0.000 691,829.619 770,024.522 624,121.324 0.000
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.561364 $2.615523 $2.337664 $2.283753 $1.850796 $1.992826 $1.748721 $1.330377 $2.343666 $2.550004	$2.539394 $2.561364 $2.615523 $2.337664 $2.283753 $1.850796 $1.992826 $1.748721 $1.330377 $2.343666	0.000 0.000 0.000 0.000 74,736.354 89,031.625 94,502.163 133,300.161 197,207.571 420,537.891
82

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.010925 $1.045818 $1.069947 $0.965634 $0.871423 $0.956557 $0.880687 $0.691190 $1.101698 $1.030768	$1.006743 $1.010925 $1.045818 $1.069947 $0.965634 $0.871423 $0.956557 $0.880687 $0.691190 $1.101698	0.000 0.000 0.000 0.000 76,246.131 194,028.450 229,339.375 261,551.879 253,341 263,919
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.351877 $1.444861 $1.466320 $1.069631 $0.995363 $1.082927 $0.820868 $0.518920 $0.980707 $0.812430	$1.304730 $1.351877 $1.444861 $1.466320 $1.069631 $0.995363 $1.082927 $0.820868 $0.518920 $0.980707	0.000 0.000 0.000 0.000 96,984.369 220,842.026 121,240.264 116,002.780 117,589.938 147,752.654
TA Jennison Growth - Initial Class Subaccount Inception Date November 20, 1996	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.707772 $1.555968 $1.436293 $1.058682 $0.928262 $0.948123 $0.857230 $0.617065 $0.994338 $0.905116	$1.654873 $1.707772 $1.555968 $1.436293 $1.058682 $0.928262 $0.948123 $0.857230 $0.617065 $0.994338	0.000 0.000 0.000 0.000 132,446.904 162,088.273 260,220.098 73,863.794 194,266.201 296,905.938
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 1997	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.526385 $2.566174 $2.281088 $1.747161 $1.524267 $1.535728 $1.353369 $1.060014 $1.717450 $1.667686	$2.771700 $2.526385 $2.566174 $2.281088 $1.747161 $1.524267 $1.535728 $1.353369 $1.060014 $1.717450	0.000 0.000 0.000 0.000 45,859.273 69,911.805 94,679.776 192,323.651 472,671.914 994,311.129
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.075636 $2.170551 $1.915958 $1.479221 $1.248810 $1.245950 $1.029652 $0.985158	$2.337013 $2.075636 $2.170551 $1.915958 $1.479221 $1.248810 $1.245950 $1.029652	0.000 0.000 0.000 0.000 28,660.135 25,299.897 11,684.405 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009	$1.269254 $1.311505 $1.273256 $1.159763 $1.086061 $1.086383 $0.996170 $0.991643	$1.297470 $1.269254 $1.311505 $1.273256 $1.159763 $1.086061 $1.086383 $0.996170	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
83

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.234284 $1.261475 $1.216626 $1.149041 $1.093979 $1.076184 $0.998250 $0.999959	$1.265649 $1.234284 $1.261475 $1.216626 $1.149041 $1.093979 $1.076184 $0.998250	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009	$1.357224 $1.427773 $1.393839 $1.191058 $1.083791 $1.112634 $0.999366 $0.988774	$1.399662 $1.357224 $1.427773 $1.393839 $1.191058 $1.083791 $1.112634 $0.999366	0.000 0.000 0.000 0.000 2,966.070 2,982.957 3,000.037 0.000
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.337305 $1.356328 $1.451799 $1.247826 $1.036898 $1.170113 $1.074829 $0.822222 $1.289772 $1.199432	$1.318628 $1.337305 $1.356328 $1.451799 $1.247826 $1.036898 $1.170113 $1.074829 $0.822222 $1.289772	0.000 0.000 0.000 0.000 188,327.428 265,862.883 239,245.076 274,053.510 310,883.802 466,739.748
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.313226 $2.100336 $2.011102 $1.376888 $1.209580 $1.303377 $1.038099 $0.823757 $1.314017 $1.320166	$2.227547 $2.313226 $2.100336 $2.011102 $1.376888 $1.209580 $1.303377 $1.038099 $0.823757 $1.314017	0.000 0.000 0.000 0.000 19,348.545 109,521.247 227,442.925 368,024.883 484,969.751 878,161.559
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.134873 $2.162256 $1.980601 $1.702306 $1.535039 $1.497561 $1.224632 $0.984186 $1.477848 $1.320483	$2.269042 $2.134873 $2.162256 $1.980601 $1.702306 $1.535039 $1.497561 $1.224632 $0.984186 $1.477848	0.000 0.000 0.000 0.000 535,473.415 118,511.153 70,623.676 62,116.111 88,686.546 164,152.932
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.566127 $1.578717 $1.530847 $1.594413 $1.504848 $1.437263 $1.360914 $1.190434 $1.243039 $1.158142	$1.584892 $1.566127 $1.578717 $1.530847 $1.594413 $1.504848 $1.437263 $1.360914 $1.190434 $1.243039	0.000 0.000 0.000 0.000 1,049,362.843 1,125,235.191 1,467,024.245 2,837,622.739 2,131,759.112 1,480,560.283
84

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Small/Mid Cap Value - Initial Class(5) Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$9.372804 $9.758594 $9.413123 $7.008813 $6.112817 $6.373715 $4.960561 $3.515723 $6.034985 $4.911009	$11.185560 $9.372804 $9.758594 $9.413123 $7.008813 $6.112817 $6.373715 $4.960561 $3.515723 $6.034985	0.000 0.000 0.000 0.000 0.000 31,366.956 47,803.935 100,944.678 176,194.596 412,566.635
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.918703 $1.901223 $1.811126 $1.275952 $1.119515 $1.117363 $0.843676 $0.617387 $0.983073 $0.910402	$2.102535 $1.918703 $1.901223 $1.811126 $1.275952 $1.119515 $1.117363 $0.843676 $0.617387 $0.983073	0.000 0.000 0.000 0.000 449,769.575 272,819.152 279,432.242 291,548.966 454,334.751 492,961.211
TA Torray Concentrated Growth - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$4.049874 $4.176355 $3.853801 $2.938816 $2.546836 $2.644912 $2.252680 $1.572424 $2.755836 $2.560560	$4.259032 $4.049874 $4.176355 $3.853801 $2.938816 $2.546836 $2.644912 $2.252680 $1.572424 $2.755836	0.000 0.000 0.000 0.000 74,039.445 428,702.786 548,855.657 762,991.939 407,949.532 686,075.370
TA TS&W International Equity - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.788103 $1.791344 $1.917646 $1.565356 $1.360980 $1.611756 $1.508040 $1.215941 $2.017826 $1.771791	$1.780730 $1.788103 $1.791344 $1.917646 $1.565356 $1.360980 $1.611756 $1.508040 $1.215941 $2.017826	0.000 0.000 0.000 0.000 46,378.792 127,455.856 243,791.273 507,708.806 709,350.087 782,206.147
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.340449 $1.273367 $1.163297 $0.891358 $0.799521 $0.842960 $0.726238 $0.570557 $1.072627 $0.936327	$1.357813 $1.340449 $1.273367 $1.163297 $0.891358 $0.799521 $0.842960 $0.726238 $0.570557 $1.072627	0.000 0.000 0.000 0.000 532,323.018 1,020,821.483 568,567.169 1,015,045.362 2,023,801.852 2,844,354.563

85

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Growth and Income Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.769140 $1.768673 $1.640994 $1.236296 $1.069300 $1.022195 $0.918890 $0.774206 $1.323805 $1.280214	$1.937929 $1.769140 $1.768673 $1.640994 $1.236296 $1.069300 $1.022195 $0.918890 $0.774206 $1.323805	915,667.365 902,612.413 773,219.332 790,833.664 709,649.925 517,417.538 351,108.882 396,438.149 167,262.708 144,024.830
AB Large Cap Growth Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.115534 $1.935097 $1.723641 $1.275754 $1.108550 $1.167877 $1.078218 $0.797427 $1.343730 $1.199362	$2.135531 $2.115534 $1.935097 $1.723641 $1.275754 $1.108550 $1.167877 $1.078218 $0.797427 $1.343730	28,102.142 28,167.567 31,395.043 31,471.642 39,414.362 70,785.941 5,342.787 28,010.461 109,803.986 27,335.748
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.170823 $2.192103 $1.990786 $1.541509 $1.345948 $1.403845 $1.217417 $0.911262 $1.612455 $1.393955	$2.306429 $2.170823 $2.192103 $1.990786 $1.541509 $1.345948 $1.403845 $1.217417 $0.911262 $1.612455	5,264,664.929 5,671,698.304 6,227,207.609 6,982,200.066 5,959,492.456 2,779,850.473 1,971,712.535 1,718,034.370 1,297,789.117 750,941.156
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.597257 $1.691312 $1.580929 $1.254072 $1.086426 $1.094438 $0.965701 $0.753925 $1.336875 $1.338663	$1.854225 $1.597257 $1.691312 $1.580929 $1.254072 $1.086426 $1.094438 $0.965701 $0.753925 $1.336875	679,718.490 740,522.157 802,181.354 877,634.939 904,339.642 798,789.766 602,278.674 324,106.760 154,597.774 113,025.652
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.040328 $1.963946 $1.778904 $1.311477 $1.114555 $1.108311 $0.910178 $0.634480 $1.434159 $1.183297	$2.013506 $2.040328 $1.963946 $1.778904 $1.311477 $1.114555 $1.108311 $0.910178 $0.634480 $1.434159	22,515.486 26,271.069 32,720.183 32,449.504 43,061.987 46,007.266 37,180.929 12,469.031 0.000 0.000
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.942189 $1.842184 $1.682664 $1.254566 $1.112054 $1.127961 $0.923404 $0.731706 $1.408204 $1.127447	$1.925982 $1.942189 $1.842184 $1.682664 $1.254566 $1.112054 $1.127961 $0.923404 $0.731706 $1.408204	375,308.069 435,016.974 442,765.935 461,036.603 502,407.035 560,725.875 295,671.341 136,255.317 98,568.006 48,098.777
86

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.476795 $2.553057 $2.441535 $1.822126 $1.612888 $1.834514 $1.446806 $1.049758 $1.762637 $1.549742	$2.733936 $2.476795 $2.553057 $2.441535 $1.822126 $1.612888 $1.834514 $1.446806 $1.049758 $1.762637	3,638,988.001 3,808,598.901 4,563,432.631 4,801,701.920 4,027,424.921 2,670,562.310 2,427,383.356 2,149,179.642 1,438,647.910 778,468
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.795421 $1.880557 $1.790282 $1.394439 $1.112869 $1.240539 $0.995655 $0.642432 $1.337344 $1.286179	$1.934868 $1.795421 $1.880557 $1.790282 $1.394439 $1.112869 $1.240539 $0.995655 $0.642432 $1.337344	1,405,348.575 1,549,757.049 2,082,527.218 2,056,309.286 1,205,410.378 743,183.046 696,520.853 443,546.866 355,553.744 141,054.574
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.192271 $1.300718 $1.260729 $1.121956 $1.009965 $1.000224 $0.900151 $0.673149 $0.970390 $1.000000	$1.340748 $1.192271 $1.300718 $1.260729 $1.121956 $1.009965 $1.000224 $0.900151 $0.673149 $0.970390	724,725.402 879,195.492 1,784,589.140 1,919,134.675 2,271,838.379 2,155,253.479 955,941.033 522,321.460 119,161.290 22,506.309
Franklin Mutual Shares VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.123082 $1.197944 $1.133954 $0.896470 $0.795747 $0.815369 $0.743536 $0.598140 $0.964440 $1.000000	$1.285472 $1.123082 $1.197944 $1.133954 $0.896470 $0.795747 $0.815369 $0.743536 $0.598140 $0.964440	222,202.092 240,339.515 276,531.561 317,981.815 363,241.785 478,346.845 367,116.960 165,994.494 20,748.590 0.000
Invesco V.I. American Franchise Fund – Series II Shares Subaccount Inception Date April 27, 2012	2016 2015 2014 2013 2012	$1.464627 $1.417786 $1.329079 $0.964032 $1.000000	$1.473592 $1.464627 $1.417786 $1.329079 $0.964032	22,227.977 22,865.929 36,120.565 36,279.759 6,834.497
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.204764 $1.367322 $1.303241 $0.991573 $0.854642 $0.897040 $0.850525 $0.583752 $1.230793 $1.231326	$1.401120 $1.204764 $1.367322 $1.303241 $0.991573 $0.854642 $0.897040 $0.850525 $0.583752 $1.230793	77,358.066 122,125.400 137,935.123 148,569.178 125,776.363 127,236.866 114,263.994 66,106.290 21,182.505 29,572.430
87

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.742753 $2.680190 $2.421298 $1.859432 $1.611793 $1.661776 $1.342446 $0.942407 $1.702223 $1.417910	$3.032383 $2.742753 $2.680190 $2.421298 $1.859432 $1.611793 $1.661776 $1.342446 $0.942407 $1.702223	178,511.163 184,197.938 211,500.738 260,753.555 330,811.784 345,700.965 273,365.894 196,520.477 123,399.123 41,890.692
Janus Aspen – Global Research Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.451077 $1.509636 $1.428210 $1.130727 $0.956645 $1.127762 $0.989907 $0.730520 $1.342201 $1.244559	$1.457112 $1.451077 $1.509636 $1.428210 $1.130727 $0.956645 $1.127762 $0.989907 $0.730520 $1.342201	523,384.338 582,848.328 693,954.406 745,054.849 1,251,717.936 599,270.549 587,286.387 449,530.560 233,742.804 116,363.887
Janus Aspen - Perkins Mid Cap Value Portfolio - Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.034845 $2.142398 $2.003331 $1.614647 $1.477878 $1.544589 $1.357615 $1.035685 $1.456563 $1.378222	$2.383368 $2.034845 $2.142398 $2.003331 $1.614647 $1.477878 $1.544589 $1.357615 $1.035685 $1.456563	54,896.032 55,456.493 57,152.793 57,548.966 67,291.306 31,465.045 9,115.353 9,076.884 449.190 458.356
MFS ® New Discovery Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.009006 $2.081802 $2.281974 $1.638533 $1.374370 $1.556961 $1.161359 $0.722822 $1.211941 $1.201951	$2.155676 $2.009006 $2.081802 $2.281974 $1.638533 $1.374370 $1.556961 $1.161359 $0.722822 $1.211941	44,272.665 52,034.949 122,479.451 159,711.393 147,640.686 115,271.039 160,537.665 89,120.202 34,208.399 24,905.552
MFS ® Total Return Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.600358 $1.632218 $1.529121 $1.305831 $1.193696 $1.191485 $1.102006 $0.949190 $1.239118 $1.208985	$1.717449 $1.600358 $1.632218 $1.529121 $1.305831 $1.193696 $1.191485 $1.102006 $0.949190 $1.239118	1,924,361.507 2,105,667.066 2,381,227.525 2,628,660.114 1,393,332.732 950,158.976 822,855.037 681,488.346 186,508.360 64,681.083
Templeton Foreign VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.915921 $0.993223 $1.133285 $0.934494 $0.801495 $0.909409 $0.850630 $0.629392 $1.070483 $1.000000	$0.968120 $0.915921 $0.993223 $1.133285 $0.934494 $0.801495 $0.909409 $0.850630 $0.629392 $1.070483	425,667.456 496,397.295 705,563.855 800,317.981 853,432.506 874,182.963 734,707.331 413,261.306 402,133.344 138,084.565
88

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AB Dynamic Allocation - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.423456 $1.444476 $1.387551 $1.312676 $1.254128 $1.248997 $1.158833 $0.894955 $1.437647 $1.228875	$1.435072 $1.423456 $1.444476 $1.387551 $1.312676 $1.254128 $1.248997 $1.158833 $0.894955 $1.437647	721,852.262 750,868.919 581,498.713 621,400.701 439,712.181 505,785.914 499,064.238 444,310.617 242,463.806 201,520.482
TA Aegon Government Money Market - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.994491 $1.008365 $1.022436 $1.036687 $1.051247 $1.065836 $1.080742 $1.094434 $1.083864 $1.046489	$0.980872 $0.994491 $1.008365 $1.022436 $1.036687 $1.051247 $1.065836 $1.080742 $1.094434 $1.083864	2,542,692.295 3,306,227.995 4,232,183.082 4,180,659.622 3,623,364.686 3,654,435.996 3,919,954.538 4,046,436.044 2,916,538.193 1,443,810.094
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.734129 $1.835936 $1.790422 $1.703142 $1.471530 $1.424156 $1.284345 $0.884503 $1.199092 $1.193838	$1.972627 $1.734129 $1.835936 $1.790422 $1.703142 $1.471530 $1.424156 $1.284345 $0.884503 $1.199092	1,206,460.227 1,165,775.430 1,507,045.027 1,627,166.348 1,511,295.262 1,429,801.465 1,554,950.755 1,330,932.952 669,951.562 499,485.825
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.344498 $1.361980 $1.319613 $1.368691 $1.320060 $1.243887 $1.208102 $1.172629 $1.104466 $1.056130	$1.329968 $1.344498 $1.361980 $1.319613 $1.368691 $1.320060 $1.243887 $1.208102 $1.172629 $1.104466	2,854,280.680 2,936,451.924 3,219,476.355 3,373,597.666 3,601,497.872 3,491,028.288 3,618,540.361 3,326,718.905 2,736,470.560 1,053,742.118
PAM TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date November 3, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.305939 $1.326543 $1.288155 $1.339496 $1.295333 $1.224231 $1.191066 $1.159089 $1.094223 $1.048973	$1.289758 $1.305939 $1.326543 $1.288155 $1.339496 $1.295333 $1.224231 $1.191066 $1.159089 $1.094223	0.000 4,932.266 18,962.017 26,753.333 35,131.626 44,687.841 46,229.686 45,916.533 50,676.914 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.463708 $1.513820 $1.502139 $1.392729 $1.314273 $1.298163 $1.208404 $0.978492 $1.258893 $1.200002	$1.510285 $1.463708 $1.513820 $1.502139 $1.392729 $1.314273 $1.298163 $1.208404 $0.978492 $1.258893	3,509,573.819 3,826,478.997 4,242,239.775 4,645,437.165 3,567,835.732 2,603,378.989 1,808,229.063 1,616,126.062 1,269,145.114 779,590.723
89

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.627323 $1.682580 $1.660801 $1.327993 $1.196016 $1.282200 $1.131050 $0.883458 $1.484088 $1.396672	$1.702437 $1.627323 $1.682580 $1.660801 $1.327993 $1.196016 $1.282200 $1.131050 $0.883458 $1.484088	10,445,426.058 11,277,230.120 12,404,592.852 12,873,808.206 5,147,739.002 3,313,988.778 2,612,123.891 2,550,747.311 2,367,836.351 1,992,435.620
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.609199 $1.668996 $1.649919 $1.401388 $1.284370 $1.329067 $1.195513 $0.945909 $1.426601 $1.341867	$1.690930 $1.609199 $1.668996 $1.649919 $1.401388 $1.284370 $1.329067 $1.195513 $0.945909 $1.426601	7,213,831.517 8,316,307.253 11,125,670.807 12,230,806.987 8,172,883.145 5,447,326.040 4,452,731.380 3,843,014.894 3,238,311.508 2,640,862.299
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.558273 $1.616082 $1.594587 $1.424583 $1.320075 $1.330721 $1.222500 $0.980694 $1.343250 $1.261784	$1.622335 $1.558273 $1.616082 $1.594587 $1.424583 $1.320075 $1.330721 $1.222500 $0.980694 $1.343250	8,485,060.821 9,539,588.329 11,635,433.337 12,456,548.913 13,788,833.460 4,808,995.925 3,534,650.363 2,434,412.681 1,780,902.983 942,790.435
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.885115 $1.982787 $1.792400 $1.395456 $1.266605 $1.250103 $1.147724 $1.020960 $1.566025 $1.517687	$2.136439 $1.885115 $1.982787 $1.792400 $1.395456 $1.266605 $1.250103 $1.147724 $1.020960 $1.566025	14,842,546.975 15,985,197.178 17,655,139.139 19,066,563.041 18,866,648.227 16,981,370.072 17,427,872.730 6,964,818.492 552,739.383 258,205.851
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009	$1.991834 $2.100195 $1.902512 $1.484787 $1.350745 $1.336774 $1.230568 $1.000000	$2.251013 $1.991834 $2.100195 $1.902512 $1.484787 $1.350745 $1.336774 $1.230568	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.381506 $1.402594 $1.353599 $1.221728 $1.126149 $1.100689 $1.003303 $0.993367	$1.429347 $1.381506 $1.402594 $1.353599 $1.221728 $1.126149 $1.100689 $1.003303	1,852,275.105 2,071,036.192 2,062,270.875 2,032,647.501 685,806.646 550,568.977 395,084.144 0.000
90

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.141887 $2.185026 $1.950972 $1.904105 $1.541598 $1.658272 $1.453717 $1.104858 $1.944444 $2.113530	$2.125599 $2.141887 $2.185026 $1.950972 $1.904105 $1.541598 $1.658272 $1.453717 $1.104858 $1.944444	1,373,053.139 1,538,925.798 1,640,295.877 1,704,696.750 1,386,224.496 566,249.945 409,518.523 348,296.330 201,660.349 144,198.971
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.020629 $1.054808 $1.078076 $0.972012 $0.876311 $0.960974 $0.883896 $0.693018 $1.000000 $1.031445	$1.017403 $1.020629 $1.054808 $1.078076 $0.972012 $0.876311 $0.960974 $0.883896 $0.693018 $1.103520	386,824.777 520,822.978 366,018.261 387,072.877 123,872.963 88,396.357 146,454.323 117,482.929 27,202.488 0.000
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.063980 $2.203771 $2.234305 $1.628247 $1.513699 $1.645247 $1.245886 $0.786821 $1.485537 $1.229417	$1.993957 $2.063980 $2.203771 $2.234305 $1.628247 $1.513699 $1.645247 $1.245886 $0.786821 $1.485537	615,681.454 655,131.307 855,099.063 940,654.086 815,854.405 817,334.533 203,730.142 140,924.190 20,875.957 4,363.746
TA Jennison Growth - Initial Class Subaccount Inception Date November 20, 1996	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.322850 $2.114281 $1.949741 $1.435729 $1.257616 $1.283258 $1.159084 $0.833538 $1.341834 $1.220222	$2.253103 $2.322850 $2.114281 $1.949741 $1.435729 $1.257616 $1.283258 $1.159084 $0.833538 $1.341834	4,808,988.462 5,319,546.586 6,224,563.719 6,790,873.362 6,860,588.102 7,469,226.447 8,042,354.242 745,691.102 505,056.967 327,454.246
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 1997	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.929763 $1.958231 $1.738965 $1.330616 $1.159722 $1.167298 $1.027676 $0.804122 $1.301557 $1.262582	$2.119229 $1.929763 $1.958231 $1.738965 $1.330616 $1.159722 $1.167298 $1.027676 $0.804122 $1.301557	3,410,258.697 3,751,750.416 4,338,113.086 4,437,156.876 4,540,912.140 4,716,100.994 4,616,902.558 4,336,397.693 2,627,588.506 1,389,377.717
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.088181 $2.181515 $1.923740 $1.483777 $1.251416 $1.247323 $1.029767 $0.985161	$2.353439 $2.088181 $2.181515 $1.923740 $1.483777 $1.251416 $1.247323 $1.029767	1,914,100.696 1,914,001.411 2,130,094.264 1,994,711.309 1,524,591.485 149,464.258 25,999.568 0.000
91

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009	$1.276944 $1.318147 $1.278439 $1.163345 $1.088338 $1.087596 $0.996289 $0.991646	$1.306618 $1.276944 $1.318147 $1.278439 $1.163345 $1.088338 $1.087596 $0.996289	396,468.196 143,660.363 111,363.381 133,069.395 0.000 0.000 0.000 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.241745 $1.267846 $1.221569 $1.152583 $1.096261 $1.077372 $0.998364 $0.999962	$1.274558 $1.241745 $1.267846 $1.221569 $1.152583 $1.096261 $1.077372 $0.998364	761,965.460 628,385.545 124,238.935 103,199.497 93,741.474 37,490.785 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009	$1.365472 $1.435032 $1.399545 $1.194752 $1.086069 $1.113867 $0.999483 $0.988776	$1.409548 $1.365472 $1.435032 $1.399545 $1.194752 $1.086069 $1.113867 $0.999483	77,531.073 99,872.044 481,239.376 290,851.590 0.000 0.000 0.000 0.000
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.672970 $1.695094 $1.812615 $1.556407 $1.292040 $1.456586 $1.336663 $1.021513 $1.600815 $1.487219	$1.651226 $1.672970 $1.695094 $1.812615 $1.556407 $1.292040 $1.456586 $1.336663 $1.021513 $1.600815	2,848,582.719 2,928,949.661 2,795,623.913 2,741,262.673 2,311,621.178 677,065.788 554,998.817 405,009.277 247,549.884 228,355.054
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.249690 $2.040634 $1.952008 $1.335130 $1.171739 $1.261356 $1.003646 $0.795640 $1.267904 $1.272565	$2.168495 $2.249690 $2.040634 $1.952008 $1.335130 $1.171739 $1.261356 $1.003646 $0.795640 $1.267904	2,969,067.100 3,052,560.882 3,054,667.102 3,225,914.227 3,158,622.513 2,818,895.508 2,458,797.677 2,247,122.863 1,896,952.211 1,779,972.762
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.058741 $2.083097 $1.906214 $1.636750 $1.474450 $1.437038 $1.173982 $0.942547 $1.413931 $1.262106	$2.190275 $2.058741 $2.083097 $1.906214 $1.636750 $1.474450 $1.437038 $1.173982 $0.942547 $1.413931	1,519,592.974 1,360,517.200 1,309,304.661 988,490.004 669,620.887 530,997.689 463,845.274 330,402.172 181,476.241 91,315.141
92

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.465219 $1.475545 $1.429398 $1.487285 $1.402348 $1.338049 $1.265712 $1.106069 $1.153806 $1.073938	$1.484221 $1.465219 $1.475545 $1.429398 $1.487285 $1.402348 $1.338049 $1.265712 $1.106069 $1.153806	4,542,102.590 4,688,471.502 5,227,679.299 5,568,869.882 5,567,309.700 4,888,900.432 4,175,329.016 3,340,498.765 2,465,684.425 1,091,102.022
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009	$1.264299 $1.275399 $1.239475 $1.292560 $1.221312 $1.168844 $1.108333 $1.000000	$1.277738 $1.264299 $1.275399 $1.239475 $1.292560 $1.221312 $1.168844 $1.108333	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Small/Mid Cap Value - Initial Class(5) Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.830448 $2.944043 $2.837022 $2.110299 $1.838703 $1.915306 $1.489184 $1.054393 $1.808140 $1.469930	$3.381190 $2.830448 $2.944043 $2.837022 $2.110299 $1.838703 $1.915306 $1.489184 $1.054393 $1.808140	3,547,162.295 4,106,855.143 4,562,480.365 5,290,552.496 5,847,359.019 6,012,673.121 6,704,007.709 6,488,979.823 6,016,829.447 4,539,032.842
TA T. Rowe Price Small Cap - Initial ClassClass Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.499766 $2.474547 $2.354947 $1.657454 $1.452813 $1.448590 $1.092695 $0.798829 $1.270723 $1.175644	$2.741961 $2.499766 $2.474547 $2.354947 $1.657454 $1.452813 $1.448590 $1.092695 $0.798829 $1.270723	1,820,333.107 1,997,852.108 2,056,486.504 2,257,032.688 2,057,158.928 792,234.906 733,981.374 540,802.572 223,967.663 212,779.843
TA Torray Concentrated Growth - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.070286 $2.132834 $1.966167 $1.497880 $1.296804 $1.345419 $1.144770 $0.798292 $1.397708 $1.297386	$2.179349 $2.070286 $2.132834 $1.966167 $1.497880 $1.296804 $1.345419 $1.144770 $0.798292 $1.397708	6,554,224.091 7,179,096.816 7,839,544.813 8,815,280.569 9,651,372.717 8,573,915.442 7,946,412.248 7,923,385.339 4,764,335.672 3,585,863.197
TA TS&W International Equity - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.572002 $1.573305 $1.682577 $1.372114 $1.191786 $1.410001 $1.317982 $1.061641 $1.760016 $1.543886	$1.567060 $1.572002 $1.573305 $1.682577 $1.372114 $1.191786 $1.410001 $1.317982 $1.061641 $1.760016	4,402,737.776 4,548,392.176 4,748,896.090 4,707,530.361 4,486,466.490 4,389,567.260 4,488,159.987 4,263,484.413 4,014,823.805 3,381,923.685
93

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.980923 $1.879917 $1.715726 $1.313354 $1.176855 $1.239560 $1.066879 $0.837351 $1.572618 $1.371410	$2.008559 $1.980923 $1.879917 $1.715726 $1.313354 $1.176855 $1.239560 $1.066879 $0.837351 $1.572618	8,714,892.955 9,848,302.479 11,436,545.058 12,417,053.054 12,628,177.835 13,500,713.704 9,458,998.416 8,047,670.948 5,872,697.749 5,140,314.700

Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Growth and Income Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.347329 $1.344985 $1.246032 $0.937350 $0.809530 $0.772719 $0.693596 $0.583523 $0.996279 $1.000000	$1.478057 $1.347329 $1.344985 $1.246032 $0.937350 $0.809530 $0.772719 $0.693596 $0.583523 $0.996279	232,580.767 204,465.652 227,154.048 398,651.220 245,596.460 116,716.158 0.000 0.000 0.000 0.000
AB Large Cap Growth Portfolio – Class B Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.731439 $1.581423 $1.406532 $1.039502 $0.901922 $0.948778 $0.874638 $0.645899 $1.086768 $1.000000	$1.750390 $1.731439 $1.581423 $1.406532 $1.039502 $0.901922 $0.948778 $0.874638 $0.645899 $1.086768	57,948.686 134,699.499 168,233.966 190,420.061 96,222.498 42,759.847 0.000 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.507690 $1.520220 $1.378555 $1.065865 $0.929265 $0.967811 $0.838051 $0.626367 $1.106693 $1.000000	$1.604238 $1.507690 $1.520220 $1.378555 $1.065865 $0.929265 $0.967811 $0.838051 $0.626367 $1.106693	811,938.877 898,964.145 1,211,381.391 1,408,884.294 1,220,624.739 486,545.056 343,173.154 38,114.885 58,886.927 26,292.375
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.143874 $1.209440 $1.128841 $0.894141 $0.773462 $0.778011 $0.685479 $0.534361 $0.946121 $1.000000	$1.329867 $1.143874 $1.209440 $1.128841 $0.894141 $0.773462 $0.778011 $0.685479 $0.534361 $0.946121	224,433.391 234,996.621 318,350.315 331,935.606 390,176.309 206,490.300 27,256.759 19,540.326 0.000 0.000
94

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.615851 $1.553069 $1.404658 $1.034030 $0.877468 $0.871262 $0.714448 $0.497297 $1.122406 $1.000000	$1.596964 $1.615851 $1.553069 $1.404658 $1.034030 $0.877468 $0.871262 $0.714448 $0.497297 $1.122406	2,473.998 16,885.556 21,083.829 22,738.592 7,051.116 9,839.333 140.226 140.226 140.226 0.000
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.657841 $1.570155 $1.432065 $1.066148 $0.943638 $0.955719 $0.781239 $0.618145 $1.187869 $1.000000	$1.646430 $1.657841 $1.570155 $1.432065 $1.066148 $0.943638 $0.955719 $0.781239 $0.618145 $1.187869	39,633.242 65,534.113 66,419.884 98,081.136 131,753.377 136,731.030 87,262.768 188,675.400 78,699.092 0.000
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.513097 $1.557376 $1.487145 $1.108212 $0.979502 $1.112453 $0.876053 $0.634696 $1.064131 $1.000000	$1.672660 $1.513097 $1.557376 $1.487145 $1.108212 $0.979502 $1.112453 $0.876053 $0.634696 $1.064131	556,484.050 594,849.981 652,139.549 746,311.404 480,251.939 389,585.856 239,743.542 130,784.396 95,843.655 0.000
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.262875 $1.320802 $1.255537 $0.976472 $0.778143 $0.866127 $0.694130 $0.447216 $0.929567 $1.000000	$1.362987 $1.262875 $1.320802 $1.255537 $0.976472 $0.778143 $0.866127 $0.694130 $0.447216 $0.929567	401,945.029 482,719.362 278,084.813 316,437.662 69,069.817 65,411.545 154,721.505 321,966.434 145,251.507 0.000
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.207682 $1.315580 $1.273260 $1.131434 $1.016968 $1.005682 $0.903723 $0.674813 $0.971353 $1.000000	$1.360078 $1.207682 $1.315580 $1.273260 $1.131434 $1.016968 $1.005682 $0.903723 $0.674813 $0.971353	199,258.524 307,069.943 588,127.870 612,626.793 293,506.488 13,684.532 11,327.376 0.000 0.000 0.000
Franklin Mutual Shares VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.137625 $1.211658 $1.145233 $0.904048 $0.801269 $0.819803 $0.746489 $0.599635 $0.965403 $1.000000	$1.304040 $1.137625 $1.211658 $1.145233 $0.904048 $0.801269 $0.819803 $0.746489 $0.599635 $0.9655403	12,746.763 37,915.064 160,059.428 291,182.291 334,813.876 247,806.075 138,451.656 0.000 0.000 0.000
95

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Invesco V.I. American Franchise Fund – Series II Shares Subaccount Inception Date April 27, 2012	2016 2015 2014 2013 2012	$1.472636 $1.423414 $1.332374 $0.964999 $1.000000	$1.483857 $1.472636 $1.423414 $1.332374 $0.964999	0.000 0.000 0.000 15,236.121 0.000
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.947085 $1.073289 $1.021476 $0.776039 $0.667878 $0.699985 $0.662709 $0.454172 $0.956149 $1.000000	$1.103077 $0.947085 $1.073289 $1.021476 $0.776039 $0.667878 $0.699985 $0.662709 $0.454172 $0.956149	74,535.895 160,409.828 167,919.392 173,748.598 46,421.376 6,730.038 6,730.038 6,730.038 6,730.038 0.000
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.781221 $1.738015 $1.567806 $1.202220 $1.040555 $1.071240 $0.864100 $0.605702 $1.092409 $1.000000	$1.972232 $1.781221 $1.738015 $1.567806 $1.202220 $1.040555 $1.071240 $0.864100 $0.605702 $1.092409	41,483.148 42,333.806 43,158.125 45,680.349 27,931.504 26,837.333 5,092.875 5,092.875 5,092.875 0.000
Janus Aspen – Global Research Portfolio – Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.093519 $1.135959 $1.073093 $0.848319 $0.716654 $0.843596 $0.739380 $0.544832 $0.999557 $1.000000	$1.099689 $1.093519 $1.135959 $1.073093 $0.848319 $0.716654 $0.843596 $0.739380 $0.544832 $0.999557	99,925.437 112,384.865 169,013.082 182,079.955 177,227.185 60,612.123 58,537.270 67,651.539 0.000 0.000
Janus Aspen - Perkins Mid Cap Value Portfolio - Service Shares Subaccount Inception Date October 9, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.397112 $1.468778 $1.371406 $1.103689 $1.008706 $1.052671 $0.923874 $0.703750 $0.988260 $1.000000	$1.638813 $1.397112 $1.468778 $1.371406 $1.103689 $1.008706 $1.052671 $0.923874 $0.703750 $0.988260	10,927.105 25,440.580 25,312.390 24,898.736 8,810.236 5,377.467 1,885.477 1,889.194 1,893.494 0.000
MFS ® New Discovery Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 011 2010 2009 2008 2007	$1.584894 $1.639891 $1.794909 $1.286900 $1.077817 $1.219205 $0.908059 $0.564330 $0.944800 $1.000000	$1.703122 $1.584894 $1.639891 $1.794909 $1.286900 $1.077817 $1.219205 $0.908059 $0.564330 $0.944800	22,959.361 42,945.728 63,472.409 64,586.692 67,561.720 65,247.208 12,336.796 22,342.919 1,662.215 0.000
96

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
MFS ® Total Return Series – Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.283525 $1.307135 $1.222769 $1.042673 $0.951717 $0.948559 $0.876023 $0.753440 $0.982111 $1.000000	$1.379485 $1.283525 $1.307135 $1.222769 $1.042673 $0.951717 $0.948559 $0.876023 $0.753440 $0.982111	162,540.945 237,137.575 286,487.298 341,219.788 172,886.386 87,248.586 53,895.854 48,063.575 36,892.965 0.000
Templeton Foreign VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.926525 $1.003248 $1.143036 $0.941134 $0.805995 $0.913165 $0.852876 $0.630121 $1.070130 $1.000000	$0.980781 $0.926525 $1.003248 $1.143036 $0.941134 $0.805995 $0.913165 $0.852876 $0.630121 $1.070130	3,639.689 4,121.811 29,425.062 34,051.788 21,544.514 21,646.850 3,864.024 3,868.450 3,873.326 0.000
TA AB Dynamic Allocation - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.150160 $1.165415 $1.117826 $1.055945 $1.007344 $1.001737 $0.928044 $0.715652 $1.147892 $1.000000	$1.161268 $1.150160 $1.165415 $1.117826 $1.055945 $1.007344 $1.001737 $0.928044 $0.715652 $1.147892	116,067.962 56,308.999 74,974.659 95,020.908 72,904.601 16,385.469 10,304.467 0.000 0.000 0.000
TA Aegon Government Money Market - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.951144 $0.962963 $0.974981 $0.987067 $0.999469 $1.011863 $1.024461 $1.035943 $1.024409 $1.000000	$0.939477 $0.951144 $0.962963 $0.974981 $0.987067 $0.999469 $1.011863 $1.024461 $1.035943 $1.024409	901,939.773 461,345.658 346,532.142 491,937.771 601,488.155 428,457.385 278,846.615 175,700.728 180,892.971 0.000
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.419849 $1.500974 $1.461605 $1.388301 $1.197712 $1.157441 $1.042268 $0.716731 $0.970205 $1.000000	$1.617500 $1.419849 $1.500974 $1.461605 $1.388301 $1.197712 $1.157441 $1.042268 $0.716731 $0.970205	713,953.747 691,761.744 766,327.627 997,487.931 381,359.935 189,092.404 135,827.931 139,736.995 179,144.803 5,022
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.268813 $1.283410 $1.241648 $1.285914 $1.238381 $1.165195 $1.130004 $1.095199 $1.030008 $1.000000	$1.256951 $1.268813 $1.283410 $1.241648 $1.285914 $1.238381 $1.165195 $1.130004 $1.095199 $1.030008	380,834.464 503,520.277 565,227.715 579,135.836 467,563.581 335,211.033 280,082.228 179,774.086 268,176.283 0.000
97

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
PAM TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date November 3, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.242312 $1.260046 $1.221765 $1.268588 $1.224942 $1.155985 $1.123009 $1.091239 $1.028649 $1.000000	$1.228738 $1.242312 $1.260046 $1.221765 $1.268588 $1.224942 $1.155985 $1.123009 $1.091239 $1.028649	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.201756 $1.241063 $1.229666 $1.138414 $1.072688 $1.057969 $0.983355 $0.795090 $1.021416 $1.000000	$1.241832 $1.201756 $1.241063 $1.229666 $1.138414 $1.072688 $1.057969 $0.983355 $0.795090 $1.021416	1,102,751.851 1,296,881.772 1,488,590.907 1,820,908.175 1,166,344.786 446,770.513 163,608.614 287,379.543 29,044.891 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.123152 $1.159559 $1.142856 $0.912494 $0.820582 $0.878403 $0.773706 $0.603440 $1.012200 $1.000000	$1.176730 $1.123152 $1.159559 $1.142856 $0.912494 $0.820582 $0.878403 $0.773706 $0.603440 $1.012200	1,279,374.051 1,619,984.848 1,818,656.345 1,637,894.345 955,925.047 351,697.872 43,744.168 86,447.348 56,071.597 0.000
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.165208 $1.206727 $1.191174 $1.010255 $0.924533 $0.955289 $0.858024 $0.677869 $1.020832 $1.000000	$1.226201 $1.165208 $1.206727 $1.191174 $1.010255 $0.924533 $0.955289 $0.858024 $0.677869 $1.020832	2,251,311.910 2,274,712.037 2,457,748.600 3,041,164.193 819,379.846 374,519.297 103,718.704 25,322.940 11,234.727 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.208190 $1.251146 $1.232675 $1.099631 $1.017445 $1.024133 $0.939452 $0.752513 $1.029175 $1.000000	$1.259722 $1.208190 $1.251146 $1.232675 $1.099631 $1.017445 $1.024133 $0.939452 $0.752513 $1.029175	1,841,418.707 2,049,867.002 2,481,874.934 2,926,303.107 1,766,055.495 252,267.832 52,355.906 88,838.746 49,711.129 0.000
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.188106 $1.247819 $1.126343 $0.875601 $0.793567 $0.782085 $0.716970 $0.636826 $0.975360 $1.000000	$1.348495 $1.188106 $1.247819 $1.126343 $0.875601 $0.793567 $0.782085 $0.716970 $0.636826 $0.975360	2,436,104.541 2,671,686.656 3,203,431.614 3,300,525.957 2,837,981.045 2,594,401.526 2,624,342.547 498,832.746 7,078.250 0.000
98

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.394108 $1.413294 $1.361908 $1.227411 $1.129702 $1.102517 $1.003480 $0.993371	$1.444515 $1.394108 $1.413294 $1.361908 $1.227411 $1.129702 $1.102517 $1.003480	314,723.298 243,096.213 265,386.575 228,233.483 120,370.567 55,760.393 55,764.524 0.000
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.983238 $1.001553 $0.892950 $0.870207 $0.703489 $0.755619 $0.661431 $0.501961 $0.882088 $1.000000	$0.977201 $0.983238 $1.001553 $0.892950 $0.870207 $0.703489 $0.755619 $0.661431 $0.501961 $0.882088	396,909.545 484,751.776 557,657.230 490,892.607 193,414.619 142,105.338 103,545.037 111,925.268 87,241.772 9,551
TA International Moderate Growth - Service Class Subaccount inception date May 25, 2012	2016 2015 2014 2013 2012	$0.959986 $0.990669 $1.011022 $0.910209 $0.884528	$0.958376 $0.959986 $0.990669 $1.011022 $0.910209	122,832.201 114,104.751 181,535.801 190,145.172 99,123.849
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.574808 $1.678970 $1.699703 $1.236822 $1.148106 $1.246029 $0.942178 $0.594140 $1.120084 $1.000000	$1.523630 $1.574808 $1.678970 $1.699703 $1.236822 $1.148106 $1.246029 $0.942178 $0.594140 $1.120084	227,010.366 243,442.895 518,084.535 328,308.609 264,853.033 194,665.564 52,962.884 12,360.682 12,752.965 0.000
TA Jennison Growth - Initial Class Subaccount Inception Date November 20, 1996	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.868366 $1.698092 $1.563624 $1.149698 $1.005571 $1.024559 $0.924062 $0.663540 $1.066570 $1.000000	$1.814949 $1.868366 $1.698092 $1.563624 $1.149698 $1.005571 $1.024559 $0.924062 $0.663540 $1.066570	838,153.940 806,333.489 817,851.802 961,377.721 827,227.902 861,595.491 898,271.027 58,255.688 56,353.894 0.000
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 1997	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.462430 $1.481805 $1.313942 $1.003915 $0.873670 $0.878069 $0.771901 $0.603098 $0.974724 $1.000000	$1.608385 $1.462430 $1.481805 $1.313942 $1.003915 $0.873670 $0.878069 $0.771901 $0.603098 $0.974724	1,333,678.276 1,676,563.167 1,888,728.664 1,089,281.773 567,402.305 640,160.723 955,697.448 867,921.368 350,271.455 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.107180 $2.198113 $1.935504 $1.490639 $1.255336 $1.249382 $1.029949 $0.985165	$2.378375 $2.107180 $2.198113 $1.935504 $1.490639 $1.255336 $1.249382 $1.029949	155,069.802 142,133.684 125,514.417 106,245.661 58,014.574 5,549.972 1,787.372 0.000
99

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009	$1.288589 $1.328200 $1.286277 $1.168742 $1.091750 $1.089393 $0.996462 $0.991650	$1.320476 $1.288589 $1.328200 $1.286277 $1.168742 $1.091750 $1.089393 $0.996462	145,857.192 186,856.646 146,694.460 113,819.385 50,604.121 0.000 0.000 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.253074 $1.277519 $1.229059 $1.157932 $1.099705 $1.079160 $0.998540 $0.999966	$1.288081 $1.253074 $1.277519 $1.229059 $1.157932 $1.099705 $1.079160 $0.998540	15,922.237 16,955.102 45,242.275 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009	$1.377915 $1.445955 $1.408111 $1.200284 $1.089474 $1.115713 $0.999658 $0.988780	$1.424493 $1.377915 $1.445955 $1.408111 $1.200284 $1.089474 $1.115713 $0.999658	337,407.641 206,243.558 202,945.613 30,724.346 29,717.899 0.000 0.000 0.000
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.066126 $1.078628 $1.151699 $0.987451 $0.818502 $0.921384 $0.844275 $0.644262 $1.008122 $1.000000	$1.053821 $1.066126 $1.078628 $1.151699 $0.987451 $0.818502 $0.921384 $0.844275 $0.644262 $1.008122	538,042.757 738,628.644 541,493.421 483,612.470 176,464.047 77,332.158 57,930.215 35,539.162 784.555 0.000
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.714198 $1.552605 $1.482984 $1.012826 $0.887550 $0.954020 $0.757969 $0.599986 $0.954687 $1.000000	$1.654765 $1.714198 $1.552605 $1.482984 $1.012826 $0.887550 $0.954020 $0.757969 $0.599986 $0.954687	270,922.635 282,967.398 611,191.698 535,470.415 376,559.102 330,831.888 217,574.431 117,397.925 117,423.314 0.000
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.581251 $1.597585 $1.459755 $1.251552 $1.125777 $1.095604 $0.893729 $0.716487 $1.073217 $1.000000	$1.684762 $1.581251 $1.597585 $1.459755 $1.251552 $1.125777 $1.095604 $0.893729 $0.716487 $1.073217	957,545.241 854,127.572 774,678.246 931,006.225 88,732.739 2,881.724 9,831.489 0.000 0.000 0.000
100

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.362384 $1.369953 $1.325138 $1.376763 $1.296205 $1.234951 $1.166474 $1.017843 $1.060211 $1.000000	$1.382103 $1.362384 $1.369953 $1.325138 $1.376763 $1.296205 $1.234951 $1.166474 $1.017843 $1.060211	869,170.277 1,322,487.894 1,797,824.057 2,129,240.709 1,402,992.753 1,074,149.051 944,465.364 488,196.617 179,905.021 0.000
TA Small/Mid Cap Value - Initial Class(5) Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.764922 $1.833040 $1.763794 $1.310052 $1.139747 $1.185467 $0.920358 $0.650679 $1.114169 $1.000000	$2.111458 $1.764922 $1.833040 $1.763794 $1.310052 $1.139747 $1.185467 $0.920358 $0.650679 $1.114169	664,444.166 707,565.381 740,257.261 837,846.581 920,470.277 960,827.653 1,083,400.299 925,908.280 817,966.099 51,065
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.043608 $2.019989 $1.919517 $1.348983 $1.180665 $1.175500 $0.885390 $0.646321 $1.026592 $1.000000	$2.244922 $2.043608 $2.019989 $1.919517 $1.348983 $1.180665 $1.175500 $0.885390 $0.646321 $1.026592	527,429.708 564,964.152 608,873.379 755,829.287 250,407.525 131,578.213 99,571.206 85,462.541 75,660.367 0.000
TA Torray Concentrated Growth - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.525401 $1.569159 $1.444409 $1.098759 $0.949844 $0.984005 $0.836016 $0.582120 $1.017707 $1.000000	$1.608134 $1.525401 $1.569159 $1.444409 $1.098759 $0.949844 $0.984005 $0.836016 $0.582120 $1.017707	1,066,700.754 1,207,238.356 1,510,793.969 1,623,364.593 1,565,442.596 965,909.051 694,822.922 625,211.959 275,627.709 0.000
TA TS&W International Equity - Initial Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.957331 $0.956707 $1.021633 $0.831892 $0.721488 $0.852323 $0.795520 $0.639849 $1.059192 $1.000000	$0.955733 $0.957331 $0.956707 $1.021633 $0.831892 $0.721488 $0.852323 $0.795520 $0.639849 $1.059192	745,587.425 787,669.611 791,783.208 834,055.648 813,009.224 761,714.012 741,595.095 761,038.355 607,184.790 0.000
101

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.425477 $1.350793 $1.230990 $0.940904 $0.841860 $0.885413 $0.760941 $0.596343 $1.118328 $1.000000	$1.447500 $1.425477 $1.350793 $1.230990 $0.940904 $0.841860 $0.885413 $0.760941 $0.596343 $1.118328	1,848,239.323 2,153,095.339 2,229,340.492 2,569,166.852 2,364,195.485 2,351,391.808 1,560,393.024 1,328,910.460 439,640.646 0.000
(1)	The beginning and ending AUV for this fund also reflects a 0.15% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(2)	The beginning and ending AUV for this fund also reflects a 0.20% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(3)	The beginning and ending AUV for this fund also reflects a 0.30% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(4)	Effective November 30, 2016, GE Investments Total Return Fund was renamed State Street Total Return V.I.S. Fund.
(5)	Effective December 5, 2016, TA Systematic Small/Mid Cap Value was renamed TA Small/Mid Cap Value.
The TA International Equity Index, TA Madison Diversified Income and TA U.S. Equity Index had not commenced operation as of December 31, 2016, therefore, comparable data is not available.
102

APPENDIX
Prior Withdrawal/ Growth Percentages and rider fees
The table below identifies the prior percentages for the Retirement Income Max® Rider.
Withdrawal Percentages
Date	Age at time of first withdrawal	Singe Life Percentage	Joint Life Percentage
Prior to December 12, 2011	0-58 59-64 65-74 ≥75	0.00% 4.50% 5.50% 6.50%	0.00% 4.10% 5.10% 6.10%
December 12, 2011 to May 1, 2014	0-58 59-64 65-79 ≥80	0.00% 4.30% 5.30% 6.30%	0.00% 3.80% 4.80% 5.80%
May 1, 2014 to February 16, 2015	0-58 59-64 65-79 ≥80	0.00% 4.30% 5.30% 6.30%	0.00% 4.00% 5.00% 6.00%
February 17, 2015 to December 31, 2016	0-58 59-64 65-79 ≥80	0.00% 4.20% 5.20% 6.20%	0.00% 3.80% 4.80% 5.80%
January 1, 2017 to March 31, 2017	0-58 59-64 65-79 ≥80	0.00% 4.20% 5.20% 6.20%	0.00% 3.70% 4.70% 5.70%
Growth Percentages
Date	Percentage
Prior to May 1, 2014	5.00%
May 1, 2014 to March 31, 2017	5.50%
103

MEMBERS® FREEDOMSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account VA B

Supplement Dated May 1, 2017

to the

Prospectus dated May 1, 2017

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Members® FreedomSM Variable Annuity dated May 1, 2017

Transamerica Variable Annuity Series	MEMBERS® Variable Annuity Series
Partners Variable Annuity Series	Transamerica Advisor EliteSM II
Transamerica AxiomSM II	Transamerica AxiomSM Variable Annuity
Transamerica PrincipiumSM III	Transamerica Advisor EliteSM Variable Annuity
Transamerica LandmarkSM Variable Annuity	MEMBERS® LandmarkSM Variable Annuity
MEMBERS® FreedomSM Variable Annuity	Transamerica PrincipiumSM II Variable Annuity
Transamerica ExtraSM Variable Annuity	MEMBERS® ExtraSM Variable Annuity
Transamerica LibertySM Variable Annuity	MEMBERS® LibertySM Variable Annuity
Transamerica Variable Annuity I-Share

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement dated May 1, 2017

(for Applications signed on or after May 1, 2017)

to the

Prospectus dated May 1, 2017

This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica variable annuities and should be read and retained with the prospectus. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

All Rate Sheet Prospectus Supplements are also available on the Edgar system at www.sec.gov. Please see the SEC file number table below for your applicable product.

We are issuing this supplement to provide the rider fee, growth and withdrawal percentages that we are currently offering for the Retirement Income Choice® 1.6 as described in the Retirement Income Choice® 1.6 Fees, Retirement Income Choice® 1.6 – Base Benefit – Withdrawal Percentage and the Retirement Income Choice® 1.6 – Base Benefit – Growth sections of the prospectus. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with the above effective variable annuity prospectuses, as amended.

The amounts listed below apply for applications signed between May 1, 2017 and May 31, 2017. The rider fee, growth and withdrawal percentages may be different than those listed below for applications signed after May 31, 2017. The rider fee and withdrawal percentages applicable to your policy will not change for the life of your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of your prospectus. At the time of an automatic step-up the rider fee percentage may increase by no more than 0.75% from the current rider fee percentage listed below). The growth percentage can change upon manual reset, which is a manual process under which your current rider is terminated and a new rider is issued. You can only elect to reset during the 30 day period following each successive fifth rider anniversary and if all other rider issue requirements are met as further described in the Retirement Income Choice® 1.6 – Base Benefit- Manual Resets section of your prospectus. The Rate Sheet Prospectus Supplement applicable to your policy will be included with your prospectus. Please work with your financial professional or visit www.transamerica.com to confirm the current rates.

Rider Benefit	Single Life Option	Joint Life Option
Base Benefit Designated Allocation Group A	1.45%	1.45%
Base Benefit Designated Allocation Group B	1.10%	1.10%
Base Benefit Designated Allocation Group C	0.70%	0.70%
Death Benefit	0.40%	0.35%
Income Enhancement	0.30%	0.50%

GROWTH PERCENTAGE

5.50%

WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Withdrawal Percentage - Single Life Option*	Withdrawal Percentage - Joint Life Option*
0-58	0.00%	0.00%
59-64	4.00%	3.50%
65-79	5.00%	4.50%
≥ 80	6.00%	5.50%

*	The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday.

Please note: In order for you to receive the rider fee growth and withdrawal percentages reflected above, your application must be signed within the time period disclosed above. We must also receive your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Transamerica Life Insurance Company
Product Name	SEC File Number	Product Name	SEC File Number
Transamerica Variable Annuity Series	333-185573	MEMBERS® Variable Annuity Series	333-185573
Partners Variable Annuity Series	333-185573	Transamerica Advisor EliteSM II	333-186031
Transamerica AxiomSM II	333-186029	Transamerica AxiomSM Variable Annuity	333-187913
Transamerica PrincipiumSM III	333-186030	Transamerica Advisor EliteSM Variable Annuity	333-187915
Transamerica LandmarkSM Variable Annuity	33-33085	MEMBERS® LandmarkSM Variable Annuity	33-33085
MEMBERS® FreedomSM Variable Annuity	33-56908	Transamerica PrincipiumSM II Variable Annuity	333-187912
Transamerica ExtraSM Variable Annuity	333-187910	MEMBERS® ExtraSM Variable Annuity	333-187910
Transamerica LibertySM Variable Annuity	333-187911	MEMBERS® LibertySM Variable Annuity	333-187911
Transamerica Variable Annuity I-Share	333-186031

Please keep this Rate Sheet Prospectus Supplement for future reference.

Transamerica Variable Annuity Series	MEMBERS® Variable Annuity Series
Partners Variable Annuity Series	Transamerica Advisor EliteSM II
Transamerica AxiomSM II	Transamerica Income EliteSM II
Transamerica PrincipiumSM III	Transamerica Advisor EliteSM Variable Annuity
Transamerica LandmarkSM Variable Annuity	MEMBERS® LandmarkSM Variable Annuity
MEMBERS® FreedomSM Variable Annuity	Income EliteSM Variable Annuity
Transamerica ExtraSM Variable Annuity	MEMBERS® ExtraSM Variable Annuity
Transamerica LibertySM Variable Annuity	MEMBERS® LibertySM Variable Annuity
Transamerica AxiomSM Variable Annuity	Transamerica PrincipiumSM II Variable Annuity
Transamerica Variable Annuity I-Share

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement dated May 1, 2017

(for Applications signed on or after May 1, 2017)

to the

Prospectus dated May 1, 2017

This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica variable annuities and should be read and retained with the prospectus. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

All Rate Sheet Prospectus Supplements are also available on the Edgar system at www.sec.gov. Please see the SEC file number table below for your applicable product.

We are issuing this supplement to provide the rider fee, growth and withdrawal percentages that we are offering for the Retirement Income Max® as described in the Retirement Income Max® Rider Fees, Retirement Income Max®– Base Benefit – Withdrawal Percentage and the Retirement Income Max® – Base Benefit – Growth sections of the prospectus. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with the above effective variable annuity prospectuses, as amended.

The amounts listed below apply for applications signed between May 1, 2017 and May 31, 2017. The rider fee, growth and withdrawal percentages may be different than those listed below for applications signed after May 31, 2017. The rider fee and withdrawal percentages applicable to your policy will not change for the life of your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of your prospectus. At the time of an automatic step-up the rider fee percentage may increase by no more than 0.75% from the current rider fee percentage listed below). The Rate Sheet Prospectus Supplement applicable to your policy will be included with your prospectus. Please work with your financial professional or visit www.transamerica.com to confirm the current rates.

RIDER FEE

1.25%

GROWTH PERCENTAGE

5.50%

WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Withdrawal Percentage - Single Life Option*	Withdrawal Percentage - Joint Life Option*
0-58	0.00%	0.00%
59-64	4.20%	3.70%
65-79	5.20%	4.70%
≥ 80	6.20%	5.70%

*	The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the benefit anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday.

Please note: In order for you to receive the rider fee, growth and withdrawal percentages reflected above, your application must be signed within the time period disclosed above. We must also receive your completed application within 7 calendar days after the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Transamerica Life Insurance Company
Product Name	SEC File Number	Product Name	SEC File Number
Transamerica Variable Annuity Series	333-185573	MEMBERS® Variable Annuity Series	333-185573
Partners Variable Annuity Series	333-185573	Transamerica Advisor EliteSM II	333-186031
Transamerica AxiomSM II	333-186029	Transamerica Income EliteSM II	333-186032
Transamerica PrincipiumSM III	333-186030	Transamerica Advisor EliteSM Variable Annuity	333-187915
Transamerica LandmarkSM Variable Annuity	33-33085	MEMBERS® LandmarkSM Variable Annuity	33-33085
MEMBERS® FreedomSM Variable Annuity	33-56908	Income EliteSM Variable Annuity	333-187914
Transamerica ExtraSM Variable Annuity	333-187910	MEMBERS® ExtraSM Variable Annuity	333-187910
Transamerica LibertySM Variable Annuity	333-187911	MEMBERS® LibertySM Variable Annuity	333-187911
Transamerica AxiomSM Variable Annuity	333-187913	Transamerica PrincipiumSM II Variable Annuity	333-187912
Transamerica Variable Annuity I-Share	333-186031

Please keep this Rate Sheet Prospectus Supplement for future reference.

MEMBERS® FREEDOMSM VARIABLE ANNUITY
Issued Through
SEPARATE ACCOUNT VA B
By
TRANSAMERICA LIFE INSURANCE COMPANY
This flexible premium deferred annuity policy has many investment choices. There is a separate account that currently provides a means of investing in various underlying fund portfolios. There is also a fixed account, which offers interest at rates that are guaranteed by Transamerica Life Insurance Company. You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the separate account.
The policy is no longer available for purchase by new policyowners.
This prospectus and the underlying fund prospectuses give you important information about the policies and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.
If you would like more information about the MEMBERS® FreedomSM Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2017. Please call us at (800) 525-6205 or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-732-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Prospectus Date: May 1, 2017
Statement of Additional Information Date: May 1, 2017

The subaccounts available under this policy invest in the following underlying fund portfolios:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO
AB Balanced Wealth Strategy Portfolio - Class B	AB Balanced Wealth Strategy Portfolio - Class B
American Funds - Asset Allocation FundSM - Class 2	American Funds - Asset Allocation FundSM - Class 2
American Funds - Bond FundSM - Class 2	American Funds - Bond FundSM - Class 2
American Funds - Growth FundSM - Class 2	American Funds - Growth FundSM - Class 2
American Funds - Growth-Income FundSM - Class 2	American Funds - Growth-Income FundSM - Class 2
Fidelity ® VIP Balanced Portfolio - Service Class 2	Fidelity ® VIP Balanced Portfolio - Service Class 2
State Street Total Return V.I.S. Fund - Class 3(1)	State Street Total Return V.I.S. Fund - Class 3(1)
TA AB Dynamic Allocation - Service Class	Transamerica AB Dynamic Allocation VP - Service Class
TA Aegon Government Money Market - Service Class	Transamerica Aegon Government Money Market VP – Service Class
TA Aegon High Yield Bond - Service Class	Transamerica Aegon High Yield Bond VP – Service Class
TA Aegon U.S. Government Securities - Service Class	Transamerica Aegon U.S. Government Securities VP – Service Class
TA American Funds Managed Risk - Balanced - Service Class	Transamerica American Funds Managed Risk VP - Service Class
TA Barrow Hanley Dividend Focused - Service Class	Transamerica Barrow Hanley Dividend Focused VP – Service Class
TA BlackRock Equity Smart Beta 100 - Service Class	Transamerica BlackRock Equity Smart Beta 100 VP - Service Class
TA BlackRock Global Allocation - Service Class	Transamerica BlackRock Global Allocation VP - Service Class
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class	Transamerica BlackRock Global Allocation Managed Risk - Balanced VP - Service Class
TA BlackRock Global Allocation Managed Risk - Growth - Service Class	Transamerica BlackRock Global Allocation Managed Risk - Growth VP - Service Class
TA BlackRock Smart Beta 50 - Service Class	Transamerica BlackRock Smart Beta 50 VP - Service Class
TA BlackRock Smart Beta 75 - Service Class	Transamerica BlackRock Smart Beta 75 VP - Service Class
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class
TA Clarion Global Real Estate Securities - Service Class	Transamerica Clarion Global Real Estate Securities VP – Service Class
TA International Equity Index - Service Class	Transamerica International Equity Index VP - Service Class
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP–Service Class
TA Janus Mid-Cap Growth - Service Class	Transamerica Janus Mid-Cap Growth VP – Service Class
TA Legg Mason Dynamic Allocation - Balanced - Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP - Service Class
TA Legg Mason Dynamic Allocation - Growth - Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP - Service Class
TA MFS International Equity - Service Class	Transamerica MFS International Equity VP – Service Class
TA Madison Balanced Allocation - Service Class	Transamerica Madison Balanced Allocation VP - Service Class
TA Madison Conservative Allocation - Service Class	Transamerica Madison Conservative Allocation VP - Service Class
TA Madison Diversified Income - Service Class	Transamerica Madison Diversified Income VP - Service Class
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class
TA Managed Risk - Conservative ETF - Service Class	Transamerica Managed Risk - Conservative ETF VP - Service Class
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class
TA PineBridge Inflation Opportunities- Service Class	Transamerica PineBridge Inflation Opportunities VP - Service Class
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical–Balanced VP–Service Class
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical–Conservative VP–Service Class
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical–Growth VP–Service Class
TA PIMCO Total Return - Service Class	Transamerica PIMCO Total Return VP – Service Class
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class

SUBACCOUNT	UNDERLYING FUND PORTFOLIO
TA QS Investors Active Asset Allocation - Moderate - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate VP - Service Class
TA T. Rowe Price Small Cap - Service Class	Transamerica T. Rowe Price Small Cap VP – Service Class
TA TS&W International Equity - Service Class	Transamerica TS&W International Equity VP – Service Class
TA U.S. Equity Index - Service Class	Transamerica U.S. Equity Index VP - Service Class
(1)	This subaccount will become available on or about June 1, 2017.

TABLE OF CONTENTS continued
v

GLOSSARY OF TERMS
accumulation unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.
adjusted policy value—The policy value increased or decreased by any excess interest adjustment.
Administrative Office—Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.
annuitant—The person on whose life any annuity payments involving life contingencies will be based.
annuitize (annuitization)—When you switch from the accumulation phase to the income phase and we begin to make annuity payments to you (or your designee).
annuity commencement date—The date upon which annuity payments are to commence.
annuity payment option—A method of receiving a stream of annuity payments selected by the owner.
assumed investment return or AIR— The annual effective rate shown in the contract that is used in the calculation of each variable annuity payment.
cash value—The adjusted policy value less any rider fees (imposed upon surrender).
excess interest adjustment—A positive or negative adjustment to amounts surrendered (both partial or full surrenders) and transfers or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by the Company since the date any payment was received by, or an amount was transferred to, the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full or partial surrenders or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.
fixed account—One or more investment options under the policy that are part of the Company's general assets and are not in the separate account.
free amount—The amount that can be withdrawn each year without incurring any excess interest adjustments.
guaranteed lifetime withdrawal benefit—Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including the Living Benefits Rider, the Retirement Income Max® Rider and the Retirement Income Choice® 1.6 Rider.
guaranteed period options—The various guaranteed interest rate periods of the fixed account which the Company may offer and into which premium payments may be paid or amounts transferred.
owner (you, your)—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and before the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.
policy date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.
policy value—On or before the annuity commencement date, the policy value is equal to the owner's:
•	premium payments; minus
•	gross partial surrenders (partial surrenders plus or minus excess interest adjustments plus taxes (on the withdrawal)); plus
•	interest credited in the fixed account; plus
•	accumulated gains in the separate account; minus
•	accumulated losses in the separate account; minus
•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.
policy year—A policy year begins on the policy date and on each anniversary thereafter.
separate account—Separate Account VA B, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
separate account value—The portion of the policy value that is invested in the separate account.
subaccount—A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.
valuation period—The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.
1

written notice—Written notice, signed by the owner, that gives the Company the information it requires and is received in good order at the Administrative Office. For some transactions, the Company may accept an electronic notice such as telephone instructions or any other means acceptable to the Company. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.
2

SUMMARY
The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.
THE ANNUITY POLICY
The flexible premium deferred variable annuity policy offered by Transamerica Life Insurance Company (the Company, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: various subaccounts of the separate account and the fixed account of the Company. The policy is intended to accumulate money for retirement or other long-term investment purposes.
This policy currently offers subaccounts that are listed in the “Appendix–Portfolios Associated with the Subaccounts” in this prospectus. Each subaccount invests exclusively in shares of one of the underlying fund portfolios. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.
The fixed account offers an interest rate that the Company guarantees.
The policy, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you annuitize and begin receiving regular annuity payments from your policy. The money you can accumulate during the accumulation phase will largely determine the payments you receive during the income phase.
PURCHASE
The initial premium payment for nonqualified policies must be at least $15,000 or more, and at least $1,000 for qualified policies, under most circumstances. You must obtain prior Company approval to purchase a policy with an amount less than the stated minimum. However, we do not offer this policy for sale to new policy owners. You can generally add as little as $50 at any time during the accumulation phase.
INVESTMENT CHOICES
You can allocate your premium payments to one of several underlying fund portfolios listed in the “Appendix–Portfolios Associated with the Subaccounts” in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.
You can also allocate your premium payments to the fixed account.
We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.
EXPENSES
Note: The following section on expenses and the Annuity Policy Fee Table and expense examples only apply to policies issued on or after the date of this prospectus.
No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.
If you select the Life with Emergency CashSM annuity payment option, then you can surrender your policy after annuity payments have begun. A surrender charge of up to 4% of policy value will apply during the first four years after the annuity commencement date.
Full surrenders, partial surrenders, and transfers from a guaranteed period option of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account prior to the end of the guaranteed period option.
We deduct daily mortality and expense risk fees and administrative charges from the assets in each subaccount during the accumulation phase, at an annual rate (as a percentage of the subaccount's value) that depends on the death benefit option that you select, as follows:
•	1.70% if you choose the Return of Premium Death Benefit
•	1.90% if you choose the Annual Step-Up Death Benefit
3

During the accumulation phase, we deduct an annual service charge of no more than $35 from the policy value on each policy anniversary and at the time of surrender. The charge is waived if either the policy value or the sum of all premium payments, minus all partial surrenders, is at least $50,000.
Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable. State premium taxes currently range from 0% to 3.50%, depending on the state.
If you elect the Initial Payment Guarantee feature when you annuitize, then there is a daily fee (during the income phase) currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts.
We deduct a daily fund facilitation fee from the assets in certain investment choices at an annual rate (as a percentage of the subaccount's value) as follows:
•	0.30% if you choose the American Funds - Asset Allocation FundSM - Class 2
•	0.30% if you choose the American Funds - Bond FundSM - Class 2
•	0.30% if you choose the American Funds - Growth FundSM - Class 2
•	0.30% if you choose the American Funds - Growth-Income FundSM - Class 2
•	0.20% if you choose the AB Balanced Wealth Strategy Portfolio - Class B
•	0.20% if you choose the State Street Total Return V.I.S. Fund - Class 3
•	0.15% if you choose the TA International Equity Index - Service Class
•	0.15% if you choose the TA U.S. Equity Index - Service Class
If you elect the Additional Death Distribution (“ADD”), then there is an annual rider fee during the accumulation phase of 0.25% of the policy value.
If you elect the Additional Death Distribution+ (“ADD+”), then there is an annual rider fee during the accumulation phase of 0.55% of the policy value.
If you elect the Living Benefits Rider, then there is an annual rider fee during the accumulation phase of 1.25% of the “principal back” total withdrawal base on each anniversary (“rider anniversary”) of the date the rider was elected.
If you elect the Retirement Income Max® Rider, there is an annual rider fee which is disclosed in a Rate Sheet Prospectus Supplement which may be amended by us from time to time.
If you elect the Retirement Income Choice® 1.6 Rider, there is a rider fee which is disclosed in a Rate Sheet Prospectus Supplement which may be amended by us from time to time.
The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.
ACCESS TO YOUR MONEY
You can generally take out $500 or more anytime during the accumulation phase (except under certain qualified policies).
You may have to pay income tax and a tax penalty on any money you take out.
If you have policy value in the fixed account, you may take out any cumulative interest credited free of excess interest adjustments.
Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the policy.
Surrenders are not generally permitted during the income phase unless you elect the Life with Emergency CashSM annuity payment option.
Partial surrenders will reduce your policy value. Depending on its amount and timing, a partial surrender may considerably reduce or eliminate some of the benefits and guarantees provided by your Policy. You should carefully consider whether a partial surrender under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial and full surrenders (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.
ANNUITY PAYMENTS (THE INCOME PHASE)
The policy allows you to receive income under one of several annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, then the dollar amount of your annuity payments may go up or down. However, the Initial Payment Guarantee is available for an extra fee and it guarantees a minimum amount for each variable annuity payment.
4

DEATH BENEFIT
If the sole annuitant dies before the income phase begins, then the beneficiary will generally receive a death benefit. If the owner is not the annuitant, then no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.
Naming different persons as owner and annuitant can affect to whom and whether amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.
When you purchase a policy you may generally choose an optional guaranteed minimum death benefit:
•	Annual Step-Up Death Benefit
Charges are lower if you do not choose an optional guaranteed minimum death benefit.
After the policy is issued, a guaranteed minimum death benefit cannot be added, and the death benefit cannot be changed.
The death benefit is paid first to a surviving owner, if any; it is paid only to the beneficiary if there is no surviving owner.
TAXES
Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income. If you are younger than 59½ when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.
ADDITIONAL FEATURES
This policy has additional features that might interest you. These features may not be available for all policies, may vary for certain policies, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation.
These features include, but are not limited to, the following:
•	You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. This feature is referred to as the “Systematic Payout Option” (“SPO”). Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.
•	You can elect an optional feature at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial variable annuity payment. This feature is called the “Initial Payment Guarantee” (“IPG”). There is an extra charge for this feature.
•	You may elect one of two optional riders that might pay an additional amount on top of the policy death benefit, in certain circumstances. These features are called the “Additional Death Distribution” (“ADD”) and “Additional Death Distribution+” (“ADD+”). There is an extra charge for these riders.
•	Under certain medically related circumstances, you may surrender all or a portion of the policy value without any excess interest adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”
•	Under certain unemployment circumstances, you may surrender all or a portion of the policy value free of any excess interest adjustments. This feature is called the “Unemployment Waiver.”
•	You may generally make transfers and/or change the allocation of additional premium payments by telephone or other electronic means acceptable to the Company. We may restrict or eliminate this feature.
•	You can arrange to automatically transfer money (at least $500 per transfer) monthly or quarterly from certain investment choices into one or more subaccounts. This feature is known as “Dollar Cost Averaging.”
•	We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called “Asset Rebalancing.”
•	You may elect to purchase an optional rider which provides you with a guaranteed minimum accumulation benefit and a guaranteed lifetime withdrawal benefit. This feature is called the “Living Benefits Rider.” If you elect this rider, we will monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts back and forth between investment choices that we designate and the variable investment choices that you have selected. You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.
5

•	You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit. This feature is called the “Retirement Income Max® Rider.” If you elect the Retirement Income Max® Rider, you must allocate 100% of your policy value to one or more “designated investment option(s).” (See “Appendix - Designated Investment Options”.) The designated investment options differ from the designated investment options for the other guaranteed lifetime withdrawal benefits. You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.
•	You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit. This feature is called the “Retirement Income Choice® 1.6 Rider.” If you elect the Retirement Income Choice® 1.6 Rider, you must allocate 100% of your policy value in certain designated investment choices. You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.
OTHER INFORMATION
Right to Cancel Period. You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account; if state law requires, we will refund your original premium payment(s). The policy will then be deemed void.
No Probate. Usually, the person receiving the death benefit under this policy will not have to go through probate. State laws vary on how the amount that may be paid is treated for transfer and inheritance tax purposes.
Who should purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment, market timing, or if you cannot take the risk of losing money that you put in.
There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, and additional features, make this policy appropriate for your needs.
State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of a policy owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your agent or contact us for specific information that is applicable to your state.
Financial Statements. Financial Statements for the Company and the subaccounts are in the SAI. Condensed financial information for the subaccounts (those in operation by year end December 31, 2016) are in “Appendix – Condensed Financial Information” to this prospectus and the SAI.
INQUIRIES
If you need more information or want to make a transaction, please contact us at:
Transamerica Life Insurance Company
Administrative Office
Attention: Customer Care Group
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001
(800) 525-6205
You may check your policy at www.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.
You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.
6

Annuity Policy FEE TABLE AND EXPENSE EXAMPLES
The following describes the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please be certain to review the notes following the fee table and expense examples for further information about the fees and charges presented. The order of the notes follows the order in which the fees and charges under the policy are presented in the fee tables and the expense examples.
The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase the fees may be different than those described in the Fee Table. See Notes to Fee Table and Expense Examples, No. 5.
The first section describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options. State premium taxes may also be deducted. Excess interest adjustments may be made to amounts surrendered (partial and full), transferred or applied to annuity payment options from cash value from the fixed account. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)
Owner Transaction Expenses:
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)(1)
Base Policy	0%
Transfer Fee(2)	$0-$10
Special Service Fee(3)	$0-$25
The next section describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)
Annual Service Charge(4)	$0-$35 per policy
Separate Account Annual Expenses (as a percentage, annually, of average separate account value)(5):
Base Separate Account Expenses:
Mortality and Expense Risk Fee	1.55%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.70%
Optional Separate Account Expenses: (You may only elect one of the guaranteed minimum death benefits listed below)
Annual Step-Up Death Benefit	0.20%
Fund Facilitation Fee	0.30%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses	2.20%
Optional Death Benefit Riders: (You may only elect one of the optional riders listed below)
Additional Death Distribution (annual charge based on policy value)	0.25%
Additional Death Distribution+ (annual charge based on policy value)	0.55%

Maximum
Optional Guaranteed Lifetime Withdrawal Benefit Riders: (You may only elect one of the optional riders listed below)(6)
Retirement Income Max® Rider (annual charge - a % of withdrawal base):* (for riders issued on or after December 12, 2011)
Base Benefit	2.50%
Retirement Income Choice® 1.6 Rider (annual charge - a % of withdrawal base): (for riders issued on or after May 1, 2014)
Base Benefit Designated Allocation Group A*	2.50%
Base Benefit Designated Allocation Group B*	2.50%
Base Benefit Designated Allocation Group C*	2.50%
Additional Benefits available with the Retirement Income Choice® 1.6 Rider:
Death Benefit (Single Life Option)*	0.55%
7

Maximum
Death Benefit (Joint Life Option)*	0.50%
Income EnhancementSM Benefit (Single Life Option)*	0.45%
Income EnhancementSM Benefit (Joint Life Option)*	0.65%
*The Current rider fee will be less than or equal to the stated Maximum. Your rider fee may increase (or decrease) at the time of any automatic step-up. See Automatic Step- Up section. Your current rider fee percentage will not exceed 0.75% from the current rider fee percentage in effect when you purchase the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are also available on the Edgar system at (File 33-56908). Please note that the maximum fee listed above of 2.50% already includes the additional death benefit and/or income enhancement option as applicable.
	Maximum	Current
Optional Guaranteed Lifetime Withdrawal Benefit Riders: (You may only elect one of the optional riders listed below)
Living Benefits Rider (annual charge - a % of Principal Back Total Withdrawal Base)	1.25%	1.25%
Retirement Income Max® Rider (annual charge - a % of withdrawal base): (for riders issued before December 12, 2011)
Base Benefit	1.75%	1.00%
Retirement Income Choice® 1.6 Rider (annual charge - a % of withdrawal base): (for riders issued before May 1, 2014)
Base Benefit Designated Allocation Group A	2.30%	1.55%
Base Benefit Designated Allocation Group B	1.85%	1.10%
Base Benefit Designated Allocation Group C	1.45%	0.70%
Additional Benefits available with the Retirement Income Choice® 1.6 Rider:
Death Benefit (Single Life Option)	0.40%	0.40%
Death Benefit (Joint Life Option)	0.35%	0.35%
Income EnhancementSM Benefit (Single Life Option)	0.30%	0.30%
Income EnhancementSM Benefit (Joint Life Option)	0.50%	0.50%

	Maximum	Current
Optional Guaranteed Lifetime Withdrawal Benefit Rider Fees - No Longer Available:
Retirement Income Choice® 1.4 Rider (annual charge - a % of withdrawal base):
Base Benefit Designated Allocation Group A	2.30%	1.55%
Base Benefit Designated Allocation Group B	1.85%	1.10%
Base Benefit Designated Allocation Group C	1.45%	0.70%
Additional Benefits available with the Retirement Income Choice® 1.4 Rider:
Death Benefit (Single Life Option)	0.40%	0.40%
Death Benefit (Joint Life Option)	0.35%	0.35%
Income EnhancementSM Benefit (Single Life Option)	0.30%	0.30%
Income EnhancementSM Benefit (Joint Life Option)	0.50%	0.50%
Total Retirement Income Choice® 1.4 Rider Fees (Joint Life) with Highest Combination of Benefits	3.15%	2.40%
Retirement Income Choice® 1.2 Rider (annual charge - a % of withdrawal base):
Base Benefit Open Allocation Option	2.30%	1.55%
Base Benefit Designated Allocation Group A	2.30%	1.55%
Base Benefit Designated Allocation Group B	1.85%	1.10%
Base Benefit Designated Allocation Group C	1.45%	0.70%
Additional Benefits available with the Retirement Income Choice® 1.2 Rider:
Death Benefit (Single Life Option)	0.40%	0.40%
Death Benefit (Joint Life Option)	0.35%	0.35%
Income EnhancementSM Benefit (Single Life Option)	0.30%	0.30%
8

	Maximum	Current
Income EnhancementSM Benefit (Joint Life Option)	0.50%	0.50%
Total Retirement Income Choice® 1.2 Rider Fees (Joint Life) with Highest Combination of Benefits and Allocation Options	3.15%	2.40%
The next section shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2016 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.
Total Portfolio Annual Operating Expenses (Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses)(7):
Lowest Gross	0.40%
Highest Gross	1.50%
The following Examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.
The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year, the highest Total Portfolio Annual Operating Expenses of any of the portfolios for the year ended December 31, 2016, and the base policy with the combination of available optional features or riders with the highest fees and expenses, including the highest Fund Facilitation Fee, Annual Step-Up Death Benefit, Additional Death Distribution+ Rider, and Retirement Income Choice® 1.6 Rider – Joint Life with additional Death Benefit and Income EnhancementSM options (prior to May 1, 2014). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Examples(8):
If the policy is surrendered at the end of the applicable time period:
1 Year	$ 663
3 Years	$2,008
5 Years	$3,376
10 Years	$6,907
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy:
1 Year	$ 663
3 Years	$2,008
5 Years	$3,376
10 Years	$6,907
The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year, the highest Total Portfolio Annual Operating Expenses of any of the portfolios for the year ended December 31, 2016, and the base policy with the combination of available optional features or riders with the highest fees and expenses, including the highest Fund Facilitation Fee, Annual Step-Up Death Benefit, Additional Death Distribution+ Rider and Retirement Income Choice® 1.6 Rider - Joint Life with additional Death Benefit and Income EnhancementSM options (on or after May 1, 2014). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Examples:
If the policy is surrendered at the end of the applicable time period:
1 Year	$ 654
3 Years	$1,978
5 Years	$3,326
10 Years	$6,804
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If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy:
1 Year	$ 654
3 Years	$1,978
5 Years	$3,326
10 Years	$6,804
Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.
For information concerning compensation paid for the sale of the policies, see OTHER INFORMATION - Distributor of the Policies.
Notes to Fee Table and Expense Examples
Owner Transaction Expenses:
1) Maximum Surrender Charge: If you select the Life with Emergency CashSM annuity payment option, you will be subject to a surrender charge after the annuity commencement date. See EXPENSES.
2) Transfer Fee: The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the investment choices. There is no fee for the first 12 transfers per policy year. For additional transfers, the Company may charge a fee of $10 per transfer. Currently, we do not charge a transfer fee, but reserve the right to do so.
3) Special Service Fees: We may deduct a charge for special services, including overnight delivery; duplicate policies; non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require us to incur additional processing costs.
4) Annual Service Charge:
Annual Service Charge: The annual service charge is assessed per policy on each policy anniversary and at surrender. The charge is waived if your policy value, or the sum of your premiums less all partial surrenders, is at least $50,000.
5) Separate Account Annual Expenses:
Mortality and Expense Risk Fee: The mortality and expense risk fee shown is for the accumulation phase with the base death benefit. During the income phase, the mortality and expense risk fee is at an annual rate of 1.25%
Optional Separate Account Expenses: Any optional separate account expense is in addition to the mortality and expense risk and administrative fees.
Fund Facilitation Fee: This daily fee is applied only to policy value in the subaccounts invested in the American Funds - Asset Allocation Fund - Class 2 (0.30%), American Funds - Bond Fund - Class 2 (0.30%), American Funds - Growth Fund - Class 2 (0.30%), American Funds - Growth-Income Fund - Class 2 (0.30%), AB Balanced Wealth Strategy Portfolio - Class B (0.20%), State Street Total Return V.I.S. Fund - Class 3 (0.20%), TA International Equity Index - Service Class (0.15%) and TA U.S. Equity Index - Service Class (0.15%).
We charge a fund facilitation fee in order to make certain subaccounts available as investment choices under the policies. We apply the fee to subaccounts that invest in underlying funds that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of subaccounts that we specify.
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses: This reflects the base separate account expenses, the Annual Step-Up Death Benefit fee, plus the Fund Facilitation fee, but does not include any annual optional rider fees. The death benefits are mutually exclusive.
OPTIONAL RIDERS
In some cases, riders to the policy are available that provide optional benefits. There are additional fees (annualized fee charged on a yearly or quarterly basis, depending on the rider) for those riders.
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Optional Death Benefit Riders:
Additional Death Distribution Rider and Additional Death Distribution+ Rider: This annual fee is a percentage of the policy value and is only deducted during the accumulation phase.
6) Optional Guaranteed Lifetime Withdrawal Benefit Riders:
Living Benefits Rider: The annual fee is a percentage of the “principal back” Total Withdrawal Base. The “principal back” Total Withdrawal Base on the rider date is the policy value. After the rider date, the “principal back” Total Withdrawal Base is equal to: the “principal back” Total Withdrawal Base on the rider date; plus subsequent premium payments; less subsequent “principal back” adjusted partial withdrawals.
Retirement Income Max® Rider and Retirement Income Choice® 1.6 Rider - Withdrawal Base: We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value. For riders issued prior to the date of this prospectus, the withdrawal percentage, growth percentage and fee information can be found in the Statement of Additional Information “Appendix - Prior Withdrawal/Growth Percentages and Rider Fees”.
Optional Guaranteed Lifetime Withdrawal Benefit Riders - No Longer Available
Retirement Income Choice® 1.4 and Retirement Income Choice® 1.2 Riders - base benefit: The fee is a percentage of the Withdrawal Base. The Withdrawal Base on the rider date is the policy value. During any rider year, the Withdrawal Base is equal to the Withdrawal Base on the rider date or most recent rider anniversary; plus subsequent premium payments, less subsequent Withdrawal Base adjustments.
Retirement Income Choice® 1.4 and Retirement Income Choice® 1.2 Riders - Additional Benefits (Single Life and Joint Life Options): If you elected the Retirement Income Choice® 1.4 or Retirement Income Choice® 1.2 Riders with one or more of the following options - Death Benefit or Income EnhancementSM Benefit. The charge for each of these options is a percentage of the Withdrawal Base and is in addition to the base benefit fee.
Maximum Total Retirement Income Choice® 1.4 and Retirement Income Choice® 1.2 Rider Fees with Highest Combination of Benefits: After the fifth rider anniversary, the base benefit rider fees can increase when there is an automatic step-up. These fee totals reflect the maximum fee increase resulting from an automatic step-up of the Withdrawal Base while the rider is in effect.
Maximum Total Retirement Income Choice® 1.4 and Retirement Income Choice® 1.2 Rider Fees (Joint Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Maximum), the Death Benefit (Joint Life Option), plus the Income EnhancementSM Benefit (Joint Life Option).
Current Total Retirement Income Choice® 1.4 and Retirement Income Choice® 1.2 Rider Fees (Joint Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Current), the Death Benefit (Joint Life Option), plus the Income EnhancementSM Benefit (Joint Life Option).
7) Total Portfolio Annual Operating Expenses:
Total Portfolio Annual Operating Expenses: The fee table information relating to the underlying fund portfolios was provided to the Company by the underlying fund portfolios, their investment advisers or managers. We have not verified the accuracy of information provided by unaffiliated fund portfolios. Actual future expenses of the portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.
8) Expense Examples:
Expense Examples: The Example does not reflect premium tax charges, special service fees, or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.
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THE ANNUITY POLICY
This prospectus describes the MEMBERS® FreedomSM Variable Annuity policy offered by the Company. This prospectus generally describes policies issued on or after the date of this prospectus. Policies issued before that date may have different features (such as different death benefits or annuity payment options) and different charges.
An annuity is a contract between you, the owner, and an insurance company (in this case the Company), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.
The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own policy.
The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional premium payments of $50 or more until the annuity commencement date. You are not required to make any additional premium payments.
The policy is a “variable” annuity because the value of your policy can go up or down based on the performance of your subaccounts. If you invest in the separate account, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your subaccounts. You could lose the amount you allocate to the separate account. The amount of annuity payments you receive from the separate account also depends upon the investment performance of your subaccounts for the income phase. However, if you annuitize under the Initial Payment Guarantee feature, then you will receive stabilized annuity payments that will never be less than a percentage of your initial variable annuity payment. There is an extra charge for this feature.
The policy also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.
Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your contract is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this contract, you represent and warrant that you are not using the contract, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
The Company will not issue a policy unless:
•	the Company receives in good order (See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order) all information needed to issue the policy;
•	the Company receives in good order (at our Administrative Office) a minimum initial premium payment; and
•	the annuitant, owner, and any joint owner are age 85 or younger (the limit may be lower for qualified policies).
•	the owner and annuitant have an immediate familial relationship.
Please note, certain riders described herein may require a younger age. Please carefully read the applicable rider sections regarding any age limitations.
We reserve the right to reject any application or premium payment.
Premium Payments
You should make checks for premium payments payable only to Transamerica Life Insurance Company and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the policy.
We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
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Initial Premium Requirements
The initial premium payment for nonqualified policies must be at least $15,000, and at least $1,000 for qualified policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium payment must be received within 90 days of the policy date or your policy will be canceled. We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information in good order. If we are unable to credit your initial premium payment, we will contact you or your financial intermediary, if applicable, within five business days and explain why. We will also return your initial premium payment at that time unless you instruct us to hold it and credit it within two business days after your information is both complete and in good order.
The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.
There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining whether the policy is suitable for you). Any such delays will affect when your policy can be issued and your premium allocated among your investment choices.
Additional Premium Payments
You are not required to make any additional premium payments. However, you can generally make additional premium payments as often as you like during the accumulation phase. Additional premium payments must be at least $50 . We will credit additional premium payments to your policy as of the business day we receive your premium and required information in good order at our Administrative Office. Additional premium payments must be received before the close of a regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time) to get same-day pricing of the additional premium payment.
Maximum Total Premium Payments
For issue ages 0-80, we reserve the right to require prior approval of any cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant issued by us or an affiliate. We may approve premium payments over $1,000,000 but restrict access to certain optional benefits. For issue ages over 80, we reserve the right to require prior approval of any cumulative premium payments over $500,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant issued by us or an affiliate. If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, the business will be deemed not in good order.
Allocation of Premium Payments
When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation. You could lose the amount you allocate to the subaccounts.
If you allocate premium payments to the Dollar Cost Averaging program, (if it is available), you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.
You may change allocations for future additional premium payments by sending written instructions to our Administrative Office, or by telephone, or other electronic means acceptable to us, subject to the limitations described in ADDITIONAL FEATURES - Telephone and Electronic Transactions, or any other means acceptable to us. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.
We reserve the right to restrict or refuse any premium payment.
Policy Value
You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange usually closes at 4:00 p.m., Eastern time. Holidays are generally not business days.
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INVESTMENT OPTIONS
The MEMBERS® FreedomSM Variable Annuity offers you a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Policy are listed in the “Appendix - Portfolios Associated with the Subaccounts”.
The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.
More detailed information, including an explanation of the portfolios' fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.
Note: If you received a summary prospectus for any of the portfolios listed in “Appendix - Portfolios Associated with the Subaccounts”, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its statement of additional information.
Selection of Underlying Fund Portfolios
The underlying fund portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, volatility, hedgeability, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premium payments and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).
We have developed this variable annuity product in cooperation with one or more distributors, and may include certain underlying fund portfolios based on their recommendations. Their selection criteria may differ from our selection criteria.
You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to you, including each underlying fund portfolio's prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the underlying fund's website provide more current information, including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.
We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to make certain changes to the separate account and its investments. We reserve the right to add new portfolios (or portfolio classes), close existing portfolios (or portfolio classes), or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. We will not add, delete or substitute any underlying fund portfolio shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We reserve the right to limit the number of subaccounts you are invested in at any one time.
If you elect certain optional riders, you will be subject to investment restrictions. In the future, we may change the investment restrictions.
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Not all subaccounts may be available for all policies, in all states, or through all financial intermediary firms.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We retain the right, subject to any applicable law, to make certain changes in the separate account and its investment options. We reserve the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of your requests.
New subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by us. Each additional subaccount will purchase shares in an underlying fund portfolio, or other investment vehicle. We may also close or liquidate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is closed or liquidated, we will notify you and request a reallocation of the amounts invested in the closed or liquidated subaccount. If we do not receive additional instructions, any subsequent premium payments or transfers (including dollar cost averaging transactions or asset rebalance programs transactions) into a closed or liquidated subaccount will be re-allocated to the remaining available investment options according to the investment allocation instructions you previously provided. If your previous investment allocation instructions do not include any available investment options, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and any premium payment will be returned. Under asset rebalance programs the value remaining in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your annuity, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment option. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., policy reached maximum annuity commencement date) if an investment option is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment options you have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment option is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current investment options you have value allocated to and which are open to new investment.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying fund portfolios, or substitute a new underlying fund portfolio for an existing underlying fund portfolio.
Static Allocation Models
A Static Allocation Model is an allocation strategy comprised of two or more underlying fund portfolios that together provide a unique allocation mix not available as a single underlying fund portfolio. Policy owners that elect a Static Allocation Model directly own subaccount units of the underlying fund portfolios that comprise a particular model. In other words, a Static Allocation Model is not a group of underlying fund portfolios with one accumulation/annuity unit value, but rather, direct investment in a certain allocation of subaccounts. There is no additional charge associated with investing in a Static Allocation Model.
Each of the Static Allocation Models is just that: static. The allocations or “split” between one or more subaccounts is not monitored and adjusted to reflect changing market conditions. However, a policy owner's investment in a Static Allocation Model will be rebalanced annually to ensure that the assets are allocated to the percentages in the same proportion that they were allocated at the time of election.
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Only one Static Allocation Model may be elected at any one time. Additionally, the entire policy value must be allocated to the elected model.
You may request to transfer from one model to another, or transfer from a model to any other investment option. Each transfer into or out of a Static Allocation Model is considered one transfer.
The Fixed Account
Premium payments allocated and amounts transferred to the fixed account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.
While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment option by giving us notice within 30 days before the end of the expiring guaranteed period.
Surrenders, withdrawals, transfers, and amount applied to an annuity payment option from a guaranteed period option of the fixed account are generally subject to an excess interest adjustment (except at the end of the guaranteed period). See ACCESS TO YOUR MONEY - Excess Interest Adjustment for more information about when an excess interest adjustment applies. This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below the guaranteed minimum.
We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable non-forfeiture law at the time the policy is issued.
If you select the fixed account, your money will be placed with our other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of each annuity payment you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase. The interest credited as well as principal invested in the fixed account is based on our claims-paying ability.
We reserve the right to refuse any premium payment or transfer to the fixed account.
Transfers
During the accumulation phase, you may make transfers to or from any investment option within certain limitations.
Transfers out of a guaranteed period option of the fixed account are limited to the following:
•	Transfers at the end of a guaranteed period. No excess interest adjustment will apply.
•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.
•	Other than at the end of a guaranteed period, transfers of amounts from the guaranteed period option in excess of amounts equal to interest credited, are subject to an excess interest adjustment. If it is a negative adjustment, the maximum amount you can transfer in any one policy year is 25% of the amount in that guaranteed period option, less any previous transfers during the current policy year. If it is a positive adjustment, we do not limit the amount that you can transfer. (Note: This restriction may prolong the period of time it takes to transfer the full amount in the guaranteed period option of the fixed account. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)
In general, each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
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The number of transfers permitted may be limited and a $10 charge for each transfer in excess of 12 in any policy year may apply. We reserve the right to prohibit transfers to the fixed account.
During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.
Transfers made by telephone, or other electronic means acceptable to us, are subject to the limitations described in ADDITIONAL FEATURES - Telephone and Electronic Transactions.
Market Timing and Disruptive Trading
Statement of Policy. This variable annuity policy was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.
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In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.
For policies with Portfolio Allocation Method or Open Allocation Method, the effect of transfers pursuant thereto may be considered disruptive for certain underlying fund portfolios. As a result, policy owners using Portfolio Allocation Method or Open Allocation Method may have to change their selected underlying fund portfolios. We will contact you in the event this occurs.
Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•	provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.
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Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.
Investment Restrictions
If you are eligible to elect certain optional riders, you will be subject to investment restrictions requiring you to invest in certain underlying portfolios, known as designated investment options. In the future, we may change the investment restrictions.
One or more of the underlying fund portfolios that may be designated investment options under each optional rider in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. Our requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with these riders. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial adviser whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the riders that do not invest in funds that utilize volatility control strategies.
For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios' current prospectuses.
EXPENSES
Note: The following section on expenses and the ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES only apply to policies issued on or after the date of this prospectus.
There are charges and expenses associated with your policy that reduce the return on your investment in the policy.
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Life with Emergency CashSM Surrender Charge
If you select the Life with Emergency CashSM annuity payment option, then you can surrender your policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the annuity commencement date (no matter which policy or variation thereof you previously purchased). The following schedule shows the current surrender charge:
Number of Years Since Annuity Commencement Date	Surrender Charge (as a % of premium surrendered)
0 – 1	4%
1 – 2	3%
2 – 3	2%
3 – 4	1%
more than 4	0%
We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency CashSM annuity payment option.
Note carefully the following three things about this surrender charge:
•	this surrender charge is measured from the annuity commencement date and not from the premium payment date;
•	this surrender charge is a percentage of the premium; and
•	under this payment option, there is no surrender charge free amount.
Excess Interest Adjustment
Surrenders, withdrawals, transfers, amounts applied when a death benefit is calculated, and amounts applied to an annuity option from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also apply to amounts applied to an annuity payment option. (However, please note that a death benefit will not be reduced if the excess interest adjustment results in a decrease in the cash value available to you.) Please see “Appendix - Excess Interest Adjustment Examples” for an example showing the effect of a hypothetical excess interest adjustment calculation. The excess interest adjustment plays a role in calculating the total interest credited to the fixed account.
Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the policy. This fee is assessed daily based on the net asset value of each subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the policy (including distribution related expenses), and assuming the risk that the current charges will be insufficient in the future to cover costs of selling, distributing and administering the policy.
If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.
Administrative Charges
We deduct a daily administrative charge to cover the costs of supporting and administering the policy (including certain distribution-related expenses). This charge is equal to an annual rate of 0.15% of the daily net asset value of each subaccount during both the accumulation phase and the income phase.
Premium Taxes
A deduction is also made for premium taxes, if any, imposed on us by a state, municipality or other government agency. The tax, currently ranging from 0% to 3.50%, is assessed at the time premium payments are made or when annuity payments begin. We pay the premium tax at the time it is imposed. We will, at our discretion, deduct the total amount of premium taxes, if any, from the policy value when such taxes are due to the applicable taxing authority, you begin receiving annuity payments, you surrender the policy or a death benefit is paid.
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Federal, State and Local Taxes
We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.
Special Service Fees
We may deduct a charge for special services, including overnight delivery; duplicate policies; non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require us to incur additional processing costs.
Transfer Fee
You are generally allowed to make 12 free transfers per policy year before the annuity commencement date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of your free transfers. All transfer requests made at the same time are treated as a single transfer. Currently we are not charging for transfers.
Service Charge
During the accumulation phase, an annual service charge of $35 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender. The service charge is waived if your policy value or the sum of your premiums, less all partial surrenders, is at least $50,000.
Initial Payment Guarantee
If you elect the Initial Payment Guarantee feature at the time of annuitization, there is a fee (during the income phase) currently at an annual rate of 1.25% of the daily net asset value. This fee may be higher or lower at the time you annuitize and elect the feature.
Fund Facilitation Fee
We charge a fund facilitation fee in order to make certain subaccounts available as investment options under the policies. We apply the fee to subaccounts that invest in underlying funds that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of subaccounts that we specify.
Optional Benefits
If you elect to purchase optional benefits, we will deduct an additional fee. For some optional benefits the fee is assessed against the daily net asset value of each subaccount and for others it is deducted from each investment option in proportion to the amount of policy value in each investment option. Please refer to the FEE TABLE AND EXPENSE EXAMPLES for the list of fees for each optional benefit and ADDITIONAL FEATURES for more information.
Underlying Fund Portfolio Fees and Expenses
The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest underlying fund portfolio expenses for the previous calendar year are found in the ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.
Reduced Fees and Charges
We may at our discretion, reduce or eliminate certain fees and charges for certain policies (including employer-sponsored savings plans) which may result in decreased costs and expenses.
Revenue We Receive
This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in
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connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
• Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain underlying fund portfolios available as investment options under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.
• Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or subadviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.
The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis. Please Note: Some of the underlying funds listed in the chart below may not currently be available under your policy:
Incoming Payments to the Company and/or TCI
Fund	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST	0.25%
AB VARIABLE PRODUCTS SERIES FUND, INC.	0.45%
AMERICAN FUNDS INSURANCE SERIES® TRUST	0.25%
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND	0.395%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	0.40%
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	0.45%
NOTES TO INCOMING PAYMENTS TABLE:
Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in subaccounts that are closed to new premium payments, depending on the terms of the agreements supporting those payments and on the services provided.
TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2016 we received $223,234,178.31 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.
Fidelity ® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.
Other Payments. TCI also serves as the wholesale distributor for the policies, and in that capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and subadvisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates.
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These amounts may be derived, in whole or in part, from the profits the investment adviser or subadviser receives from the advisory fee deducted from underlying fund portfolio assets. Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and subadvisers of the underlying fund portfolios (or their affiliates):
•	may each directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and subadvisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees.
•	may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies.
•	may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional efforts. The amounts may be significant and these arrangements provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.
For the calendar year ended December 31, 2016, TCI and its affiliates received payments that totaled approximately $2,700,000. The firms that paid to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management • Allianzgi Distributors • American Century Investment Management, Inc. • American Century Investment Management, Inc. • American Funds • Barrow, Hanley, Mewhinney & Strauss • Belle Haven Investments • BlackRock Investment Management, LLC • Columbia Threadneedle Investments • Fidelity Management & Research Company • Franklin Templeton Services, LLC • Goldman Sachs• Hartford• Invesco• Janus Capital Management LLC • Jennison Associates LLC • John Hancock• JP Morgan Investment Management Inc. • Kayne Anderson Capital Advisors, LP • Lord Abbett & Co.• Manning & Napier Advisors• MFS Investment Management• Milliman Financial Risk Management LLC • Morgan Stanley Investment Management Inc. • Morningstar Advisers • Natixis Global Asset Management• Neuberger Berman• New York Life/Mainstay Investments• Oppenheimer Funds, Inc. • Pacific Investment Management Company • PineBridge Investments LLC • Pioneer Investment Management, Inc. • Prudential Investments• QS Legg Mason Global Asset Allocation, LLC • Ridgeworth Investments • Rockefeller & Co. • Schroder Investment Management • Systematic Financial Management • TIAA• Thompson Siegel & Walmsley • The Vanguard Group, Inc. • Torray, LLC •  and Wellington Management Company.
Please note some of the aforementioned managers and/or subadvisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.
ACCESS TO YOUR MONEY
During the accumulation phase, you can have access to the money in your policy in the following ways:
•	by making a surrender (either a full or partial surrender); or
•	by taking systematic payouts (See ADDITIONAL FEATURES - Systematic Payout Option for more details).
Surrenders
During the accumulation phase, if you take a full surrender, you will receive your cash value.
If you want to take a partial surrender, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the surrender from each of the investment options in proportion to the policy value. Surrenders may be referred to as withdrawals on your policy statement and other documents.
Remember that any surrender you take will reduce the policy value, and the amount of the death benefit. See DEATH BENEFIT, for more details. A partial surrender also may have a negative impact on certain other benefits and guarantees of your policy.
During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial, unless you elect a Life with Emergency CashSM payment option.
If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By
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requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial.
Delay of Payment and Transfer
Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may defer such payment from the separate account if:
•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;
•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
•	the SEC permits a delay for the protection of owners.
Transfers of amounts from the subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica Aegon Government Money Market VP portfolio (or any money market portfolio offered under this policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, surrender (either full or partial), loan, or death benefit from the TA Aegon Government Money Market subaccount until the portfolio is liquidated.
Any payment or transfer request which is not in good order will cause a delay. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner's account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.
Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium payment check has cleared your bank.
Excess Interest Adjustment
Surrenders, withdrawals, transfers, and amounts applied to an annuity option from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. If at the time of such transactions the guaranteed interest rate set by us for the applicable period has risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value (but not below the excess interest adjustment floor described in “Appendix - Excess Interest Adjustment Examples”). However, if the guaranteed interest rate for the applicable period has fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value upon surrender or transfer. Please see “Appendix - Excess Interest Adjustment Examples” to see how the excess interest adjustment is calculated and illustrative examples using hypothetical values.
Any amount surrendered in excess of the cumulative interest credited for that guaranteed period option is generally subject to an excess interest adjustment. An excess interest adjustment may also be made on amounts applied to an annuity payment option.
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The formula that will be used to determine the excess interest adjustment is:
S* (G-C)* (M/12)
S	=	Is the amount (before surrender charges, premium taxes and the application of any Guaranteed Minimum Death Benefits, if any) being surrendered, withdrawn, transferred, paid upon death, or applied to an income option that is subject to the excess interest adjustment;
G	=	Is the guaranteed interest rate for the guaranteed period applicable to “S”;
C	=	Is the current guaranteed interest rate then being offered on new premium payments for the next longer option period than “M”. If this policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%,
M	=	Number of months remaining in the current option period for “S”, rounded up to the next higher whole number of months; and
*	=	multiplication
Please see “Appendix - Excess Interest Adjustment Examples” for more detailed information concerning the excess interest adjustment calculation.
There will be no excess interest adjustment on any of the following:
•	surrenders of cumulative interest credited;
•	Nursing Care and Terminal Condition Withdrawal Option surrenders;
•	Unemployment Waiver surrenders;
•	transfers from a Dollar Cost Averaging fixed source;
•	surrenders to satisfy any minimum distribution requirements; and
•	Systematic Payout Option payments, which do not exceed cumulative interest credited at the time of payment.
Please note that in these circumstances you will not receive a higher cash value if interest rates have fallen nor will you receive a lower cash value if interest rates have risen.
The excess interest adjustment may vary for certain policies and may not be applicable for all policies.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
•	Any surrenders over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a policy owner’s account;
•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•	Any surrender when we have been directed to send proceeds to a different personal address from the address of record for that contract owner's account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;
•	Any surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
•	Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)525-6205.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.
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ANNUITY PAYMENTS (THE INCOME PHASE)
Upon the annuity commencement date, which is the date your policy is annuitized and annuity payments begin, your annuity switches from the accumulation phase to the income phase. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The earliest annuity commencement date is at least 30 days after you purchase your policy. Unless required by state law, the latest annuity commencement date cannot be after the date specified in your policy unless a later date is agreed to by us.
Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse is eligible to and elects to continue the policy). If the annuitant dies after the annuity commencement date, no death benefit is payable and the amount payable will depend on the annuity income option.
Your policy may not be “partially” annuitized, i.e., you may not apply a portion of your policy value to an annuity option while keeping the remainder of your policy in force.
After the annuitant's death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.
Annuity Payment Options
The policy provides several annuity payment options (also known as income options) that are described below. You may choose any combination of annuity payment options. We will use your policy value to provide these annuity payments. If the policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)
In deciding on which annuity payment option to elect, you must decide if fixed or variable payments are better for you. If you choose to receive fixed payments, then the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) you select. The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain constant. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease. Please note that these changes only occur annually under the Initial Payment Guarantee.
You must also decide if you want your annuity payments to be guaranteed for the annuitant's lifetime, a period certain, or a combination thereof. Generally, payments will be lower if you combine a period certain, guaranteed amount, or liquidity with a lifetime guarantee (e.g., Life Income with 10 years Certain and Life with Guaranteed Return of Policy proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because you are guaranteed payments for a longer time).
A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin.
The annuity payment options currently available are explained below. Some options are fixed only.
Income for a Specified Period (fixed only). We will make level annuity payments only for a fixed period. No funds will remain at the end of the period. If your policy is a qualified policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.
Income of a Specified Amount (fixed only). Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level annuity payments followed by a smaller final annuity payment.
If your policy is a qualified policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.
Life Income. You may choose between:
•	No Period Certain (fixed or variable) - Payments will be made only during the annuitant's lifetime. The last annuity payment will be the payment immediately before the annuitant's death.
•	10 Years Certain (fixed or variable) - Payments will be made for the longer of the annuitant's lifetime or ten years.
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•	Guaranteed Return of Policy Proceeds (fixed only) - Payments will be made for the longer of the annuitant's lifetime or until the total dollar amount of annuity payments we made to you equals the annuitized amount (i.e., the adjusted policy value).
•	Life with Emergency CashSM (fixed or variable)-Payments will be made during the annuitant's lifetime. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit (unlike all other life annuitization options which are not surrenderable). The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the premium surrendered (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the annuitant.
The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value (i.e., the amount that would be available for surrender according to the Life with Emergency CashSM benefit schedule) without any surrender charges. For qualified policies the death benefit ceases on the date the annuitant reaches the IRS age limitation.
Joint and Survivor Annuity. You may choose:
•	No Period Certain (fixed or variable) - Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Annuity payments will be made as long as either person is living.
•	10 Year Certain (fixed only) - Payments will be made for the longer of the lifetime of the annuitant and joint annuitant or ten years.
•	Life with Emergency CashSM (fixed or variable)-Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the premium surrendered (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the surviving joint annuitant.
The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.
Other annuity payment options may be arranged by agreement with the Company. Some annuity payment options may not be available for all policies, all ages or we may limit certain annuity payment options to ensure they comply with the applicable tax law provisions.
NOTE CAREFULLY
IF:
•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and
•	the annuitant dies (or both joint annuitants die) before the due date of the second (third, fourth, etc.) annuity payment;
THEN:
•	we may make only one (two, three, etc.) annuity payments.
IF:
•	you choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
•	the person receiving annuity payments dies prior to the end of the guaranteed period;
THEN:
•	the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
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However, IF:
•	you choose Life with Emergency CashSM; and
•	the annuitant dies (if both joint annuitants die) before age 101;
THEN:
•	a Life with Emergency CashSM death benefit will be paid.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.
You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels) or a later date if agreed to by us. If you do not elect an annuity payment option, the default option will be variable payments under Life with 10 Years Certain. If any portion of the default annuitization is a variable payout option, then annuity units will be purchased proportionally based off your available current investment allocations. Please note, all benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization. The only benefits that remain include the guarantees provided under the terms of the annuity option.
DEATH BENEFIT
We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option (if you pick a variable annuity payment option fees and expenses will apply), or may choose to receive the death benefit as a lump sum withdrawal. The guarantees of these death benefits are based on our claims-paying ability. No death benefit will be payable upon or after the annuity commencement date. Please note that there is a mandatory annuity commencement date.
We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property.
Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once we receive due proof of death, investments in the separate account may be reallocated in accordance with the beneficiary's instructions.
We may permit the beneficiary to give a “one-time” written instruction to reallocate the policy value in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant's death.
When We Pay A Death Benefit
We will pay a death benefit IF:
•	you are both the annuitant and sole owner of the policy; and
•	you die before the annuity commencement date.
We will pay a death benefit to you (owner) IF:
•	you are not the annuitant; and
•	the annuitant dies before the annuity commencement date.
If the sole beneficiary receiving the death benefit is the surviving spouse of the owner, then he or she may elect, if eligible, to continue the policy as the new annuitant and owner, instead of receiving the death benefit. See DEATH BENEFIT - Spousal Continuation.
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When We Do Not Pay A Death Benefit
We will not pay a death benefit IF:
•	you are not the annuitant; and
•	you die prior to the annuity commencement date.
Please note the new owner (unless it is the deceased owner's spouse) must generally surrender the policy within five years of your death.
Distribution requirements apply to the policy value upon the death of any owner. Generally, upon the owner's death (who is not the annuitant) the entire interest must be distributed within five years. See TAX INFORMATION for a more detailed discussion of the distribution requirements under the Code.
Deaths After the Annuity Commencement Date
The amount payable, if any, on or after the annuity commencement date depends on the annuity income option.
IF:
•	you are not the annuitant; and
•	you die on or after the annuity commencement date; and
•	the guaranteed amount in the policy has not been paid;
THEN:
•	the remaining portion of the guaranteed amount in the policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.
IF:
•	you are the owner and annuitant; and
•	you die after the annuity commencement date; and
•	the annuity payment option you selected did not have or no longer has a guaranteed period;
THEN:
•	no additional payments will be made.
NOTE: If you elect the Life with Emergency CashSM and the annuitant dies before age 101, then a Life with Emergency CashSM death benefit equaling the amount available for surrender will be paid.
IF:
•	annuity payments are being made under the Life with Emergency CashSM; and
•	the annuitant dies before age 101 (or earlier, if a qualified policy);
THEN:
•	a Life with Emergency CashSM death benefit will be paid.
Succession of Ownership
If an owner (who is not the annuitant) dies during the accumulation phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:
•	any surviving owner;
•	primary beneficiary;
•	contingent beneficiary; or
•	owner's estate.
Spousal Continuation
If the sole primary beneficiary is the spouse, upon the owner's or the annuitant's death, the beneficiary may elect to continue the policy in his or her own name. Upon the annuitant's death if such election is made, the policy value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the annuitant. Any excess of the death benefit amount over the policy value will be allocated to each applicable investment option in the ratio that the policy value in the investment option bears to the total policy value. The terms and conditions of the policy that applied prior to the annuitant's death will continue to apply, with certain exceptions described in the policy. For purposes of the death benefit
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on the continued policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the policy. See TAX INFORMATION - Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.
For these purposes, if the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant's social security number at the time of claim, she or he shall be treated as the owner/annuitant's spouse. In those circumstances, the owner/annuitant's spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.
For these purposes, if the owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the annuitant's spouse is the sole primary beneficiary of the annuitant's interest in such account, the annuitant's spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.
Amount of Death Benefit
Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law. The amount of the death benefit depends on the guaranteed minimum death benefit option, if any, you choose when you buy the policy. The “base policy” death benefit will generally be the greatest of:
•	the policy value on the date we receive the required information in good order at our Administrative Office;
•	the cash value on the date we receive the required information in good order at our Administrative Office (this will be more than the policy value if there is a positive excess interest adjustment);
•	minimum required cash value on the date we receive the required information in good order at our Administrative Office; and
•	the guaranteed minimum death benefit (discussed below), plus premium payments, less gross withdrawals, from the date of death to the date the death benefit is paid. Please see “Appendix - Death Benefit” for illustrative examples regarding death benefit calculations.
Please note: The death benefit terminates upon annuitization and there is a maximum annuity commencement date.
Guaranteed Minimum Death Benefit
The following generally applies, depending on the state of issue, to policies issued on or after the date of this prospectus.
The guaranteed minimum death benefit terminates upon annuitization and there is a mandatory annuity commencement date. On the policy application, you may generally choose a guaranteed minimum death benefit listed below (age limitations may apply) for an additional fee. After the policy is issued, you cannot make an election and the death benefit cannot be changed.
Annual Step-Up Death Benefit
Under this option, on each policy anniversary prior to your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. This “step-up” death benefit is equal to:
•	the largest policy value on the policy date or on any policy anniversary prior to the earlier of the annuitant's date of death or the annuitant's 81st birthday; plus
•	any premium payments since the date of any policy anniversary with the largest policy value; minus
•	any adjusted partial withdrawals (please see “Appendix - Death Benefit”) since the date of the policy anniversary with the largest policy value.
The Annual Step-Up Death Benefit is not available if you or the annuitant is 76 or older on the policy date. There is an extra charge for this death benefit of 0.20% annually.
Return of Premium Death Benefit
The Return of Premium Death Benefit is equal to:
•	total premium payments; less
•	any adjusted partial withdrawals (please see “Appendix - Death Benefit”) as of the date of death.
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This benefit is not available if you or the annuitant is 86 or older on the policy date. The Return of Premium Death Benefit will be in effect if you do not choose another death benefit option when you purchase your policy.
Please note: You will not receive an optional guaranteed minimum death benefit if you do not choose one when you purchase your policy.
The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering a guaranteed minimum death benefit at any time for new sales.
Adjusted Partial Withdrawal
When you request a partial withdrawal, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the dollar amount of your withdrawal request. This will generally be the case if the guaranteed minimum death benefit exceeds the policy value at the time of withdrawal. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total premium payments.
The formula used to calculate the adjusted partial withdrawal amount is: adjusted partial withdrawal = (amount of the gross partial withdrawal * value of the current death proceeds immediately prior to the gross partial withdrawal) / policy value immediately prior to the gross withdrawal.
We have included a detailed explanation of this adjustment with examples in the “Appendix - Death Benefit.” This is referred to as “adjusted partial withdrawal” in your policy. If you have a qualified policy, minimum required distributions rules may require you to request a partial withdrawal.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the policy value over the investment in the policy during each taxable year.
There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.
If you purchase the policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan's provisions and a policy's provisions, the plan's provisions will control.
If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.
You will generally not be taxed on increases in the value of your policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates; no amounts received from the policy are taxable at the lower rates applicable to capital gains.
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The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.
We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The owners bear the risk that the entire contract could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”
Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.
We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.
Distribution Requirements . The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner's date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner's death the owner's surviving spouse is the sole beneficiary of the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.
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In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of a Nonqualified Policy
The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.
In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.
Different Individual Owner and Annuitant
If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.
It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.
In general, the excludable portion of each annuity payment you receive will be determined as follows:
•	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
•	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
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The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.
If you select more than one annuity payment option, special rules govern the allocation of the policy's entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.
If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.
Taxation of Surrenders and Partial Withdrawals - Nonqualified Policies
When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy”. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.
If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your policy value immediately before a policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.
The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.
Guaranteed Lifetime Withdrawal Benefits
For policies with a guaranteed lifetime withdrawal benefit or a guaranteed minimum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. It is possible that the withdrawal base (with respect to the guaranteed lifetime withdrawal benefits) and the guaranteed future value (with respect to the guaranteed minimum accumulation benefit) could be taken into account to determine the policy value that is used to calculate required distributions and the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a guaranteed lifetime withdrawal benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In that event, the Internal Revenue Service may determine the Income Enhancement Option is an incidental benefit with adverse consequences for qualification as an Individual Retirement Annuity, you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your policy, and the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In addition, if the Income Enhancement Benefit causes an increase in payments calculated to meet the Required Minimum Distribution requirements it may violate the rules governing such distributions with adverse tax consequences. In view of this uncertainty, you should consult a tax adviser with any questions.
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Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner's income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.
Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified policy in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment or death benefit).
If you exchange part of an existing contract for the policy, and within 180 days of the exchange you received a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.
You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the policy, especially if you may make a withdrawal from either contract within 180 days after the exchange.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified policy could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.
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Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable partial withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
Beginning in 2017, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rate is $5,490,000 indexed for inflation and 40% respectively.
The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70½; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to
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IRA distributions. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
The IRS has not reviewed this policy for qualification as a ROTH IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.
Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject
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to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Partial Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero.
In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59½, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70½ or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70½. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.
Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.
The Code generally requires that interest in a qualified policy be non-forfeitable.
You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.
Optional Living Benefits
For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.
Withholding
The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates
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generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner's country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.
Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.
We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive.
ADDITIONAL FEATURES
Systematic Payout Option
You can select at any time (during the accumulation phase) to receive regular surrenders (i.e., partial surrenders) from your policy by using the systematic payout option. Under this option, you can receive the greater of (1) or (2), divided by the number of surrenders made per year, where: (1) up to 10% of your premium payments (reduced by prior surrenders in that policy year); and (2) is any gains in the policy. For amounts greater than 10% of your premium payments, you must receive prior Company approval. The amount of your payment is established when you select the option. The amount available is recalculated on each policy anniversary thereafter while the Systematic Payout Option is in effect.
Any systematic withdrawal in excess of the remaining rider withdrawal amount could affect your rider values (if elected). Systematic surrenders can be made monthly, quarterly, semi-annually, or annually. Each surrender must be at least $40. Monthly and quarterly surrenders must generally be made by electronic funds transfer directly to your checking or savings account.
Any systematic withdrawal in excess of your remaining surrender charge free amount may be subject to a surrender charge. If the request does not exceed the surrender charge free amount, future systematic payments will be recalculated based on the remaining free amounts.
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Keep in mind that surrenders under the systematic payout option may be taxable, and if made before age 59½, may be subject to a 10% federal penalty tax. There is no charge for this benefit.
Initial Payment Guarantee
You may only elect to purchase the Initial Payment Guarantee which provides annually stabilized payments that are guaranteed to never be less than a percentage of the initial variable annuity payment at the time you annuitize your policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.
The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.
Under the Initial Payment Guarantee, you receive annuity payments that are stabilized—that is, held level throughout each policy year—and are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize, the guaranteed percentage will not change during the life of the Initial Payment Guarantee. Contact us for the current guaranteed percentage.
The payment amount is adjusted once each year (on the anniversary of your annuity commencement date) to reflect the investment performance of your selected investment choice(s) over the preceding year (but your payment will not be less than the guaranteed minimum).
Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee and administrative charge. This fee is reflected in the amount of the annuity payments that you receive if you select the Initial Payment Guarantee. It is reflected in the calculation of the annuity unit values (i.e., your payment is “net” the initial payment guarantee fee, mortality and expense risk fee, and administrative charges).
The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.
Other Terms and Conditions. The Initial Payment Guarantee uses a 5% assumed investment return to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the assumed investment return, and decrease if actual performance is below the assumed investment return (but not below the guaranteed level).
Termination. The Initial Payment Guarantee is irrevocable.
The Initial Payment Guarantee may vary for certain policies and may not be available for all policies, in all states or at all times.
Additional Death Distribution
The optional Additional Death Distribution rider pays an additional amount (based on rider earnings, if any, since the rider was issued) when a death benefit is payable during the accumulation phase under your policy, in certain circumstances. The Additional Death Distribution is only available for issue ages through age 80. Please Note: This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a nonqualified annuity under which death benefits are being distributed under a stretch withdrawal option. The Additional Death Distribution benefit is based on our claims-paying ability.
Additional Death Distribution Benefit Amount. The Additional Death Distribution is payable only if you elected the rider prior to the death triggering the payment of the policy death benefit and a death benefit is payable under the policy. The Additional Death Distribution is equal to:
•	the Additional Death Distribution factor (see below); multiplied by
•	the rider earnings, if any, on the date the death benefit is calculated.
Rider earnings are policy gains accrued and not previously withdrawn since the rider date. This amount is equal to the current policy value minus the policy value on the rider date minus premiums paid after the rider date plus amounts withdrawn after the rider date that exceed rider earnings on the date of the withdrawal. No benefit is payable under the Additional Death Distribution rider if there are no rider earnings on the date the death benefit is calculated.
If you purchase your policy as part of a 1035 exchange or add the Additional Death Distribution rider after you purchase the policy, rider earnings do not include any gains before the 1035 exchange or the date the Additional Death Distribution is added to your policy.
The Additional Death Distribution factor is 40% for issue ages under 71 and 25% for issue ages 71-80, based on the annuitant’s age.
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No benefit is paid under the rider unless (a) the rider is in force, (b) a death benefit is payable on the policy, and (c) there are rider earnings when the death benefit is calculated.
For purposes of computing taxable gains, both the death benefit payable under the policy and the Additional Death Distribution will be considered.
Please see “Appendix - Additional Death Distribution Rider” for an example which illustrates the Additional Death Distribution payable as well as the effect of a partial surrender on the Additional Death Distribution benefit amount.
Spousal Continuation. If a spouse is eligible to and elects to continue the policy as the new owner instead of receiving a death benefit and Additional Death Distribution, the spouse will generally receive a one-time policy value increase equal to the Additional Death Distribution. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider through age 80 if the Additional Death Distribution benefit is still being offered. Certain owners may have the option to continue the rider without receiving the one-time policy value increase. See TAX INFORMATION - Tax Status of a Nonqualified Policy - Distribution Requirements. (The payment of a death benefit under the policy is triggered by the death of the annuitant.)
Rider Fee. A rider fee, 0.25% of the policy value is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the Additional Death Distribution would not pay any benefit (because there are no rider earnings).
Termination. The rider will remain in effect until:
•	you cancel it by notifying our Administrative Office in writing,
•	the policy is annuitized or surrendered,
•	the policy value becomes zero, or
•	the Additional Death Distribution is paid or added to the policy value under a spousal continuation.
Once terminated, the Additional Death Distribution may be re-elected if still being offered; however, a new rider will be issued and the additional death benefit will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.
Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.
The Additional Death Distribution may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.
Additional Death Distribution+
The optional Additional Death Distribution+ rider pays an additional amount (based on the benefit base) when a death benefit is payable during the accumulation phase under your policy, in certain circumstances. The Additional Death Distribution+ is only available for issue ages through age 75. Please Note: This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a nonqualified annuity under which death benefits are being distributed under a stretch withdrawal option. The Additional Death Distribution+ benefit is based on our claims-paying ability.
Additional Death Distribution+ Benefit Amount. An additional death benefit is only payable if a death benefit is paid on the base policy to which the rider is attached. The amount of the additional benefit is dependent on the amount of time that has passed since the rider date as follows:
•	If a death benefit is payable within the first five years after the rider date, the additional benefit amount will be equal to the sum of all Additional Death Distribution+ rider fees paid since the rider date.
•	If a death benefit is payable after five years following the rider date, the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.
The rider benefit base at any time is equal to the policy value less any premium payments added after the rider date.
The rider benefit percentage equals 30% for issue ages 0 - 70 and 20% for issue ages 71 - 75, based on the annuitant’s age.
No benefit is payable under the Additional Death Distribution+ if the policy value on the date the death benefit is paid is less than the premium payments after the rider date.
For purposes of computing taxable gains, both the death benefit payable under the policy and the additional benefit will be considered.
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Please see “Appendix - Additional Death Distribution+” for an example that illustrates the additional death benefit payable as well as the effect of a partial surrender on the Additional Death Distribution+ benefit amount.
Spousal Continuation. If a spouse is eligible to and elects to continue the policy as the new owner instead of receiving the death benefit and Additional Death Distribution+, then the spouse will generally receive a one-time policy value increase equal to the Additional Death Distribution+. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider through age 75 if the Additional Death Distribution+ benefit is still being offered. Certain owners may have the option to continue the rider without receiving the one-time policy value increase. See TAX INFORMATION - Tax Status of a Nonqualified Policy - Distribution Requirements. (The payment of a death benefit under the policy is triggered by the death of the annuitant.)
Rider Fee. A rider fee, currently 0.55% of the policy value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider.
Please note: The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.
Termination. The rider will remain in effect until:
•	you cancel it by notifying our Administrative Office in writing in good order,
•	the policy is annuitized or surrendered,
•	the policy value becomes zero, or
•	the additional death benefit is paid or added to the policy value under a spousal continuation.
If terminated no more than 90 days after policy issue, you may re-elect the Additional Death Distribution+ within 90 days of policy issuance if it is still being offered. However, if it is terminated more than 90 days after the policy issue date, the Additional Death Distribution+ may not be re-elected, if it is still being offered, for one year. Please note that if the rider is terminated and then re-elected, the new rider will have its own fees, benefits and features as well as a new rider date which may affect the rider benefit.
Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.
The Additional Death Distribution+ may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.
Nursing Care and Terminal Condition Withdrawal Option
No excess interest adjustments will apply if you make a surrender ($1,000 minimum), under certain circumstances, because you or your spouse has been:
•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or
•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).
You may exercise this benefit at any time during the accumulation phase. This benefit is also available to the annuitant or annuitant's spouse if the owner is not a natural person. There is no restriction on the maximum amount you may surrender under this benefit. There is no charge for this benefit.
The Nursing Care and Terminal Condition Withdrawal Option may vary for certain policies and may not be available for all policies, in all states or at all times.
Unemployment Waiver
No excess interest adjustments will apply to surrenders after you or your spouse become unemployed due to:
•	involuntary termination of employment
•	involuntary lay off;
In order to qualify, you (or your spouse, whichever is applicable) must have been:
•	employed full time for at least two years prior to becoming unemployed;
•	employed full time on the policy date;
•	unemployed for at least 60 days in a row at the time of surrender;
•	must have a minimum cash value at the time of surrender of $5,000; and
•	you (or your spouse) must be receiving unemployment benefits.
You must provide written proof from your State's Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of surrender.
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You may select this benefit at any time during the accumulation phase. This benefit is also available to the annuitant or annuitant's spouse if the owner is not a natural person. There is no restriction on the maximum amount you may surrender under this benefit. There is no charge for this benefit.
The Unemployment Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Telephone and Electronic Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require you to create an account with a username and password, and to maintain a valid e-mail address.
We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record conversations with you. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of any loss, theft or unauthorized use of your password.
Telephone and other electronic transactions must be received while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your financial representative's can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request if the volume of transactions is unusually high, we might not have anyone available, or lines available, to take your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.
We reserve the right to revoke your telephone and other electronic transaction privileges at any time without revoking all owners' privileges. We may deny telephone and electronic transaction privileges to market timers or disruptive traders.
Dollar Cost Averaging Program
During the accumulation phase, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.
Dollar Cost Averaging programs that may be available under your policy:
•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.
•	Special —You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment option into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).
A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note: Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.
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NOTE CAREFULLY:
New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.
IF:
•	we do not receive all necessary information to begin or restart a Dollar Cost Averaging program;
THEN:
•	any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
•	any amount in a variable source will be invested in that variable source and will remain in that variable investment option; and
•	new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options.
Asset Rebalancing
During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue asset rebalancing. New instructions are required to start asset rebalancing. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually. Asset rebalancing can be used in conjunction with a guaranteed lifetime withdrawal benefit. Please note, any amounts rebalanced may be immediately transferred to the Portfolio Allocation Method (PAM) investment options or Open Allocation subaccounts as applicable under the Portfolio Allocation Method or Open Allocation Method (OAM). There is no charge for this benefit.
Guaranteed Lifetime Withdrawal Benefits
You may elect one of the following optional riders under the policy that offers guaranteed lifetime withdrawal benefits - the Living Benefits Rider, the Retirement Income Max® Rider and the Retirement Income Choice® 1.6 Rider. Important aspects of each of these riders are summarized in the Guaranteed Lifetime Withdrawal Benefit Comparison Table below and are described in more detail. You should consult with tax and financial professionals to determine which of these riders, if any, is appropriate for you.
The following benefits are no longer available, but if you have previously elected one of these riders you can still upgrade:
•	Retirement Income Choice® 1.4 Rider
•	Retirement Income Choice® 1.2 Rider
See “Appendix - Rider Grid Variations” for additional information on each of the riders above.
Guaranteed Lifetime Withdrawal Benefit Comparison Table
Living Benefits Rider	Retirement Income Max® Rider	Retirement Income Choice® 1.6 Rider
Election: At Issue Post Issue	Election: At Issue Post Issue	Election: At Issue Post Issue
Cannot be elected if you have Retirement Income Max® or Retirement Income Choice® 1.6 riders.	Cannot be elected if you have Living Benefits or Retirement Income Choice® 1.6 riders.	Cannot be elected if you have Retirement Income Max® or Living Benefits riders.
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Living Benefits Rider	Retirement Income Max® Rider	Retirement Income Choice® 1.6 Rider
Benefit:
Provides:
(1) Guaranteed Minimum Accumulation Benefit (“GMAB”)—Ten years after you elect the rider (“guaranteed future value date”), your policy value will equal your guaranteed future value (calculated as described below). After that date, the guaranteed future value equals zero.
(2) Guaranteed Minimum Withdrawal Benefit (“GMWB”)—a maximum annual withdrawal amount (calculated as described below) regardless of your policy value; we account for withdrawals you take under the rider by applying two different withdrawal guarantees, “principal back,” for withdrawals of up to 7% of your total withdrawal base, or “for life,” for withdrawals up to 5% of your total withdrawal base.	Benefit:
Provides:
(1) Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e.,a series of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices that you select.
(2) Growth—On each of the first 10 rider anniversaries, we add a growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The growth credit is equal to the growth percentage multiplied by the withdrawal base immediately before the rider anniversary.
The Growth Percentage is disclosed in the Rate Sheet Prospectus Supplement.
(3) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.	Benefit:
Provides:
(1) Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e.,a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices that you select.
(2) Growth—On each of the first 10 rider anniversaries, we add a growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The growth credit is equal to the growth percentage multiplied by the withdrawal base immediately before the rider anniversary.
The Growth Percentage is disclosed in the Rate Sheet Prospectus Supplement.
(3) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.
Investor Need Rider Addresses: • Market Participation • Protection of Assets • Retirement income for life	Investor Need Rider Addresses: • Retirement income for life • Conservative range of investment choices	Investor Need Rider Addresses: • Retirement income for life • Moderate range of investment options • Income for long term care
Upgrades:
(1) Before the annuitant's 86th birthday, you can upgrade the total withdrawal base (for GMWB) and the guaranteed future value (for GMAB) by sending us written notice.
(2) If you upgrade, the current rider terminates and a new rider is issued (which may have a higher rider fee).	Upgrades:
You may request by sending us written notice. If you elect to manually reset, the current rider terminates and a new rider is issued (which may have a higher rider fee percentage and lower growth rate percentage.) If you have elected the joint life option under the rider, you cannot elect a manual reset if the annuitant or the annuitant's spouse is 86 or older (unless state law requires a lower maximum age).
Additional Options:
Joint Life Option—You may elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant's spouse. The annuitant's spouse must be either a joint owner (along with the annuitant) or the sole primary beneficiary (without a joint owner).	Additional Options:
(1) Death Benefit Option—You may add an amount to the death benefit payable under the base policy.
(2) Joint Life Option—You may elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant's spouse. The annuitant's spouse must be either a joint owner (along with the annuitant) or the sole primary beneficiary (without a joint owner).
(3) Income EnhancementSM Option—If the rider has been in effect for at least 12 months, then you may elect to have your withdrawal percentage increase to 150% of the non-income enhanced withdrawal percentage if either the annuitant or the annuitant's spouse, if the joint life option is elected, is confined in a hospital or nursing facility because of a medical necessity, and has been so confined for an “elimination period” (i.e., 180 days within the last 365 days). You cannot elect this option if the qualifying person(s) is/are already confined in a hospital or nursing facility when the rider is elected. In addition, the increase to the withdrawal percentage stops when the qualifying person(s) is/are no longer confined.
Availability: 0 - 80 (unless state law requires a lower maximum issue age	Availability: Younger than age 86 (unless state law requires a lower maximum issue age)	Availability: Younger than age 86 (unless state law requires a lower maximum issue age)
Current Charge: 1.25% of total withdrawal base on each rider anniversary under the “principal back” withdrawal guarantee under the rider.	Current Charge: You may contact us at www.transamerica.com for the current Rate Sheet Supplement applicable for this rider.	Current Charge: You may contact us at www.transamerica.com for the current Rate Sheet Supplement applicable for this rider.
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Living Benefits Rider	Retirement Income Max® Rider	Retirement Income Choice® 1.6 Rider
Investment Restrictions:
Portfolio Allocation Method (“PAM”)—We monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts between investment options that we designate and the variable investment choices that you select.	Investment Restrictions: You must allocate 100% of your policy value to one or more investment options that we designate.	Investment Restrictions: You must allocate 100% of your policy value to one or more investment options that we designate.
Withdrawal Option:
5% For Life - Policyholder can withdraw up to 5% of the 5% For Life total withdrawal base each year starting with the rider anniversary following the annuitant's 59th birthday until at least the later of the death of the annuitant or the time when the 5% For Life Minimum Remaining Withdrawal Amount has reached zero.	Withdrawal Percentages (Single Life):
The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement.
You may contact us at www.transamerica.com for the current Rate Sheet Supplement applicable for this rider.
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.	Withdrawal Percentages (Single Life):
The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement.
You may contact us at www.transamerica.com for the current Rate Sheet Supplement applicable for this rider.
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.
Withdrawal Option:
7% Principal Back - Policyholder can withdraw up to 7% of the 7% Principal Back total withdrawal base per year until at least the time at which the 7% Principal Back minimum remaining withdrawal amount has reached zero.	Withdrawal Percentages (Joint Life):
The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement.
You may contact us at www.transamerica.com for the current Rate Sheet Supplement applicable for this rider.
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.	Withdrawal Percentages (Joint Life):
The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement.
You may contact us at www.transamerica.com for the current Rate Sheet Supplement applicable for this rider.
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.
Living Benefits Rider
You may elect to purchase the optional Living Benefits Rider (also known as Guaranteed Principal SolutionSM Rider) which provides you with a guaranteed minimum accumulation benefit and a guaranteed minimum withdrawal benefit. The Living Benefits Rider is only available during the accumulation phase. The Living Benefits Rider is only available for annuitant issue ages through age 0-80. The maximum issue age may be lower if required by state law. Please Note: This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a nonqualified annuity under which death benefits are being distributed under a stretch withdrawal option. If you elect the Living Benefits Rider you cannot elect the Retirement Income Max® or the Retirement Income Choice® 1.6 riders. The guaranteed lifetime withdrawal benefit is based on our claims-paying ability.
You should view the Living Benefits Rider as a way to permit you to invest in variable investment options while still having your policy value and liquidity protected to the extent provided by the Living Benefits Rider.
Please note:
•	Certain protections under the rider are available only if you hold the rider for ten years.
•	The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantees due to the decreasing life expectancy as you age. This risk may be heightened if amounts are transferred based on the Portfolio Allocation Method. See Portfolio Allocation Method below.
•	If you elect the rider, we will monitor your policy value and we may transfer amounts back and forth between specified investment options under the policy (including guaranteed period options in the fixed account) and the variable investment options you choose, according to a mathematical model that we will use to assist us in managing portfolio risk and supporting the guarantees under the rider. See Portfolio Allocation Method below.
•	Any such transfers out of a guaranteed period option may be subject to an excess interest adjustment. (See Portfolio Allocation Method, below.)
•	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.
•	We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.
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•	The maximum annual withdrawal amount is either “principal back, which is defined as up to 7% of your total withdrawal base each rider year until your minimum remaining withdrawal amount reaches zero, or “for life”, which is defined as up to 5% of your total withdrawal base each rider year starting with the rider anniversary immediately following the annuitant’s 59th birthday until the annuitant’s death, unless your “for life” minimum remaining withdrawal amount reaches zero due to excess withdrawals.
•	Because the guaranteed minimum withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take the maximum advantage of the tax deferral aspect of the policy.
•	The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Living Benefits Rider for a qualified policy.
Guaranteed Minimum Accumulation Benefit of Living Benefit Rider
If you elect the Living Benefits Rider, we will provide a guaranteed future value. This benefit is intended to provide a level of protection regardless of the performance of the variable investment options you select. The level of protection under the Guaranteed Minimum Accumulation Benefit is not 100% of your premium payments and is only in effect for the first ten rider years.
Guaranteed Future Value. We guarantee that, on the guaranteed future value date (ten years after you elect the rider), your policy value will at least equal your guaranteed future value. The guaranteed future value on the rider date (i.e., the date the rider is added to the policy) is the policy value. After the rider date and before the guaranteed future value date, the guaranteed future value is equal to:
•	the guaranteed future value on the rider date; plus
•	a percentage of subsequent premium payments (as described below); less
•	subsequent adjusted partial withdrawals (as described below).
After the guaranteed future value date, the guaranteed future value equals zero.
Subsequent Premium Payments. The percentage of subsequent premium payments that will be added to the guaranteed future value is as follows:
Rider Year	Percent of subsequent premium payments added to guaranteed future value
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	50%
8	50%
9	50%
10	0%
Guaranteed Future Value Adjusted Partial Withdrawals. If you take a partial withdrawal, even withdrawals under the guaranteed minimum withdrawal benefits, it will reduce your guaranteed future value. The amount of the reduction is referred to as the adjusted partial withdrawal amount, which will be equal to the greater of:
•	the guaranteed future value immediately prior to the withdrawal multiplied by the percentage reduction in the policy value resulting from the gross partial withdrawal; or
•	the gross partial withdrawal amount.
(The gross partial withdrawal amount is the amount you request, plus any excess interest adjustment that may be applicable.)
In other words, if your policy value is greater than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value is reduced by the same amount we reduce your policy value. However, if your policy value is less than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value will be reduced by more than the amount we reduce your policy value.
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See the “Appendix - Living Benefits Rider Adjusted Partial Withdrawals” to this prospectus for examples showing the effect of hypothetical withdrawals in more detail, including withdrawals that reduce the guaranteed future value by more than the amount of the gross partial withdrawal.
Guaranteed Minimum Accumulation Benefit. On the guaranteed future value date (ten years after you elect the rider), if the policy value is less than the guaranteed future value, we will calculate an amount equal to the difference to your policy value (the policy value will then be subject to investment risk) which will be added on the next valuation date following the guaranteed future value date. This addition will not increase your “principal back” or “for life” total withdrawal bases. After the guaranteed future value date, the guaranteed minimum accumulation benefit will terminate.
Example. Assume you make a single premium payment of $100,000 and you do not make any withdrawals or additional premium payments. If, on the guaranteed future value date, your policy value has declined to $90,000 because of negative investment performance, then we will add $10,000 ($100,000–$90,000) to your policy value.
Please note: You do not have any protection under the guaranteed minimum accumulation benefit unless you hold the policy with the rider for ten years. If you think that you may terminate the policy or elect to start receiving annuity payments (or if you must begin taking required minimum distributions) before the guaranteed future value date, electing the rider may not be in your best interests.
Guaranteed Minimum Withdrawal Benefit of Living Benefit Rider
If you elect the Living Benefits Rider, we will provide a maximum annual withdrawal amount (first as withdrawals from your policy value or, if necessary, as payments from us) regardless of your policy value. This benefit is intended to provide a level of benefits regardless of the performance of the variable investment options you select.
Withdrawal Guarantees. We account for the withdrawals you take under the rider by applying two different withdrawal guarantees:
•	“principal back,” for withdrawals of up to 7% of your total withdrawal base.
•	“for life,” for withdrawals of up to 5% of your total withdrawal base.
You may elect to make a withdrawal under either “principal Back” or “for life”. However, it is not a requirement that you specify a withdrawal as being under either withdrawal guarantee. Any withdrawals that you take while the rider is in effect could have different impacts under each of the withdrawal guarantees - on your maximum annual withdrawal amount, on your total withdrawal base, and on your minimum remaining withdrawal amount. For example, withdrawals that are compliant with the “principal back” maximum withdrawal amount could result in excess withdrawals under the “for life” withdrawal guarantee and, consequently, would reduce the maximum annual withdrawal amount, the total withdrawal base, and the minimum remaining withdrawal amount under the “for life” withdrawal guarantee. (See Adjusted Partial Withdrawals below.)
Example: Assume you make a single premium payment of $100,000 and you have not made any withdrawals or additional premium payments. If you withdraw $6,000, that would be an excess withdrawal of $1,000 ($6,000 - $5,000) under the for life guarantee but not under the principal back guarantee.
Your ability to change the frequency or amount of your withdrawals ceases if your policy value reaches zero.
Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See “Appendix - Living Benefits Rider Adjusted Partial Withdrawals,” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount.
Please note:
•	Any amount withdrawn in a rider year (including any excess interest adjustment) in excess of the maximum withdrawal amount is an excess withdrawal.
•	The amount of your excess withdrawal will impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount under each guarantee on a greater than dollar-for-dollar basis. (See Maximum Annual Withdrawal Benefit, Total Withdrawal Base, and Minimum Remaining Withdrawal Amount, below.)
•	We will not refund rider charges that have been paid up to the point of terminating the policy or receiving annuity payments.
Withdrawals under the guaranteed minimum withdrawal benefit also:
•	reduce your policy value;
•	reduce the guaranteed future value;
•	reduce your death benefit and other benefits;
•	may be subject to excess interest adjustments;
•	may be subject to income taxes and federal tax penalties (See TAX INFORMATION).
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Maximum Annual Withdrawal Amount. Under this benefit:
•	Principal Back: You can withdraw up to 7% of your “principal back” total withdrawal base each rider year until your “principal back” minimum remaining withdrawal amount reaches zero.
Example. Assume you make a single premium payment of $100,000 and that you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still receive up to $7,000 (7% of $100,000) each rider year for the next fourteen years and $2,000 in the year immediately thereafter so you would get back your full $100,000 (assuming that you do not withdraw more than $7,000 in any one rider year).
OR
•	For Life: You can withdraw up to 5% of what we call your “for life” total withdrawal base each rider year starting with the rider anniversary immediately following the annuitant's 59th birthday and lasting until the annuitant's death, unless your “for life” minimum remaining withdrawal amount reaches zero because of “excess withdrawals” (see Adjusted Partial Withdrawals, below). A penalty tax may be assessed on amounts surrendered from the policy before the taxpayer reaches age 59½.
Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still receive up to $5,000 (5% of $100,000) each rider year for the rest of your life (assuming that you do not withdraw more than $5,000 in any one rider year).
You can receive up to the maximum annual withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary, as payments from us) under this rider regardless of your policy value; however, once your policy value reaches zero you cannot make premium payments, and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals under this rider after your policy value reaches zero, you must select an amount (which cannot exceed the maximum annual withdrawal amount at that time) and frequency (annually, semi-annually, quarterly or monthly) of future withdrawals. Once selected, the amount and frequency of future withdrawals cannot be changed.
Please note:
•	Withdrawals under the 5% “for life” guarantee cannot begin until after the rider anniversary following the annuitant's 59th birthday.
•	Any withdrawal before the rider anniversary following the annuitant's 59th birthday will reduce the benefits under the 5% “for life” guarantee.
•	The maximum annual withdrawal amounts described above (the 7% “principal back” and 5% “for life”) are based on rider years, not calendar or policy years (if different from rider years).
•	You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the maximum annual withdrawal amount during a rider year, you cannot take more than the maximum annual withdrawal amount in the next rider year and maintain the rider's guarantees.
•	Excess withdrawals may cause you to lose the benefit of the rider.
•	If you have a qualified policy, minimum required distribution rules may force you to take excess withdrawals to avoid the imposition of a 50% penalty. Further, some qualified policies have withdrawal restrictions that may (with limited exceptions) prevent you from taking withdrawals before age 59½. You should consult a tax advisor before purchasing this rider with a qualified policy.
Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value. After the rider date, the total withdrawal base is equal to:
•	the total withdrawal base on the rider date; plus
•	subsequent premium payments; less
•	subsequent adjusted partial withdrawals (as described below).
We will calculate separate total withdrawal bases for the “principal back” and “for life” guarantees.
Please note: We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.
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Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount represents the total amount of guaranteed withdrawals still available under the rider. The minimum remaining withdrawal amount on the rider date is the policy value. After the rider date, the minimum remaining withdrawal amount is equal to:
•	the minimum remaining withdrawal amount on the rider date; plus
•	subsequent premium payments; less
•	subsequent adjusted partial withdrawals (as described below).
We will calculate separate minimum remaining withdrawal amounts for the “principal back” and “for life” guarantees. It is important to calculate separate minimum remaining withdrawal amounts because they can provide different payment amounts not only upon reaching exhaustion but also in certain situations involving continuation after the annuitant's death.
Adjusted Partial Withdrawals. Each rider year, for each withdrawal guarantee (i.e., “principal back” and “for life”), gross partial withdrawals (the amount that you request be withdrawn, plus any excess interest adjustment that may be applicable) up to the maximum annual withdrawal amount for that withdrawal guarantee, will reduce the minimum remaining withdrawal amount for that withdrawal guarantee on a dollar-for-dollar basis, but will not reduce the total withdrawal base for that withdrawal guarantee. For each withdrawal guarantee, gross partial withdrawals in excess of the maximum annual withdrawal amount for that withdrawal guarantee will reduce the total withdrawal base and minimum remaining withdrawal amount for that withdrawal guarantee by the greater of the dollar amount of the excess withdrawal or a pro rata amount (possibly to zero). See “Appendix - Living Benefits Rider Adjusted Partial Withdrawals,” which provides examples showing the effect of a withdrawal. Excess withdrawals may cause you to lose the withdrawal guarantees under this rider.
Please note: Gross partial withdrawals that are compliant with the “principal back” withdrawal guarantee (i.e., withdrawals of the “principal back” maximum annual withdrawal amount) and any partial withdrawal before the rider anniversary following the annuitant’s 59th birthday, will result in an excess partial withdrawal under the “for life” guarantee, and will reduce the “for life” maximum annual withdrawal amount, the “for life” total withdrawal base, and the “for life” minimum remaining withdrawal amount. Such reduction may be on a greater than dollar-for-dollar basis if the policy value is less than the applicable base.
Rider Fee. A rider fee, 1.25% of the “principal back” total withdrawal base on each rider anniversary, is charged annually before annuitization. We will also deduct the rider fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment option in proportion to the amount of policy value in each investment option. Generally, the rider fee is deducted regardless of your values (i.e., even if your policy value exceeds your total withdrawal base).
We will continue to calculate the rider fee using the “principal back” total withdrawal base even after the “principal back” minimum remaining withdrawal amount reaches zero. The “principal back” total withdrawal base is always greater than or equal to the “for life” total withdrawal base.
Please note: Because the rider fee is a percentage of your “principal back” total withdrawal base on each rider anniversary, the fee can be substantially more than 1.25% of your policy value if that total withdrawal base is higher than your policy value.
Portfolio Allocation Method
If you elect the Living Benefits Rider, the Portfolio Allocation Method (“PAM”) will automatically be in effect. PAM is designed to help manage portfolio risk and support the guarantees under the Living Benefits Rider. Using PAM, we will monitor your policy value and amounts will be transferred back and forth between the PAM TA Aegon U.S. Government Securities - Service Class subaccount (which invests in the Transamerica Aegon U.S. Government Securities VP - Service Class portfolio of the Transamerica Series Trust) or certain guaranteed period options of the fixed account (each a “PAM investment option” and collectively, the “PAM investment options”) and the variable investment options you choose to the extent the disclosed formula mandates. You should read the underlying fund prospectus for the variable PAM investment option(s) carefully before you elect the Living Benefits Rider. We will transfer amounts from your variable investment options to the PAM investment options to the extent the disclosed formula mandates to support the guarantees under the rider. We will transfer amounts to the PAM investment options proportionally from all your variable investment options. Currently, PAM transfers are being made to the PAM TA Aegon U.S. Government Securities - Service Class subaccount. We will not transfer amounts to the PAM investment options if your policy value is greater than guarantees under the rider.
PAM is designed to help reduce portfolio risk associated with negative performance. Using PAM, we will transfer amounts from your variable investment options to the PAM investment options to the extent the disclosed formula mandates to help manage portfolio risk and support the guarantees under the Living Benefits Rider. You should not view the Living Benefits Rider nor PAM as a “market timing” or other type of investment program designed to enhance your policy value. If you choose this rider, it may result in a lower policy value in certain situations. If policy value is transferred from your chosen variable investment options to the PAM investment options, less of your policy value may be available to participate in any future positive investment performance of your variable investment options. This may potentially provide a lower policy value than if you did not select the Living Benefits Rider.
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Under PAM, the mathematical model compares a number of interrelated factors including your policy value and the guarantees under the rider to be provided in the future. The mathematical model also uses assumptions for interest rates, the duration of the policy and stock market volatility. The following table sets forth the most influential of these factors and indicates how each one (assuming all other factors remain constant) could trigger a transfer into or out of the PAM subaccounts.
Factor	Direction of Transfer
Policy Value Increases	Transfer to the investment options
Policy Value Decreases	Transfer to the PAM subaccounts
Interest Rates Increase	Transfer to the investment options
Volatility Increases	Transfer to the PAM subaccounts
The amount of the transfer will vary depending on the magnitude and direction of the change in these factors. We may transfer some or all of your policy value to or from the PAM investment options.
Transactions you make also affect the number of PAM transfers including:
•	additional premium payments; and
•	excess withdrawals.
These transactions will change the policy value relative to the guarantees under the rider and may result in additional PAM transfers.
You may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment options. PAM transfers are not subject to any transfer fee and do not count against the number of any free transfers we allow. Transfers out of a fixed account PAM investment option is at our discretion and may be subject to an excess interest adjustment if the transfer occurs before the end of a guarantee period. Any transfer we make out of PAM investment options to your variable investment options will be allocated into your variable investment options in proportion to the amount of policy value in each variable investment option. Please note that if your policy value is 100% allocated to the fixed account, we will be unable to transfer any of your policy value out of PAM investment options. If a merger of an underlying investment option occurs, the policy value allocated to the existing subaccount will be merged into the surviving underlying investment option.
Generally, transfers to the PAM investment options first occur when the policy value drops by a cumulative amount of 3% to 5% over any period of time, although we may make transfers to the PAM investment options when the policy value drops by a cumulative amount of less than 3% in relation to the guarantees. If the policy value continues to fall, more transfers to the PAM investment options will occur. When a transfer occurs, the transferred policy value is allocated to the PAM investment option(s) we deem appropriate. The policy value allocated to the PAM investment options will remain there unless the performance of your chosen investment options recovers sufficiently to enable us to transfer amounts back to your investment options while maintaining the guarantees under the Living Benefits Rider. This generally occurs when the policy value increases by 5% to 10% in relation to the guarantees, although we may require a larger increase before transferring amounts back to your investment options.
The Daily Rebalancing Formula Under the Mathematical Model: As noted above, to limit our exposure under the rider, we transfer policy value from your investment options to the PAM subaccounts, to the extent called for by a mathematical model that will not change once you purchase the policy. We do this in order to minimize the need to provide payments (for example, when your policy value goes to zero by other than an excess withdrawal), or to extend the time before any payment is required. When payments become more likely (because your policy value is approaching zero), the mathematical model will tend to allocate more policy value to the PAM subaccounts. If, on the other hand, the policy value is much higher than the guarantees under the rider, then payments may not be necessary, and therefore, the mathematical model will tend to allocate more policy value to the investment options.
Each business day the mathematical model computes a “target allocation,” which is the portion of the policy value that is to be allocated to the investment options.
The target allocation depends on several factors, including the policy value as compared to the guarantees under the rider, the time until payments are likely required, and interest rates. However, as time passes, these factors change. Therefore, the target allocation changes from one business day to the next.
See “Appendix - PAM Method Transfers” for more detail regarding the workings of the mathematical model.
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Upgrades
Prior to the annuitant's 86th birthday and after the third rider anniversary, you can upgrade the rider by providing us the required notice. If you upgrade your rider, the current rider will terminate and a new rider will be issued. The new rider’s total withdrawal base, guaranteed future value and minimum remaining withdrawal amount will equal the policy value on the date of the upgrade. At that time, the maximum annual withdrawal amount will be recalculated using the new total withdrawal base.
If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, guaranteed future value date, and its own rider fee percentage (which may be higher than your current rider fee percentage). The “principal back” and “for life” withdrawal percentages will not change. The new rider date will be the date the Company receives all necessary information.
Annuitization
If you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your 5% “for life” maximum annual withdrawal amount.
Termination
The Living Benefits Rider will terminate upon the earliest of the following:
•	the date we receive written notice from you in good order requesting termination of the Living Benefits Rider (you may not terminate the rider before the third rider anniversary);
•	annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your 5% “for life” maximum annual withdrawal amount);
•	the date the policy to which this rider is attached is assigned or the owner is changed without our approval;
•	the date an excess withdrawal reduces your policy value to zero; or
•	termination of your policy.
Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.
The Living Benefits Rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.
Retirement Income Max® Rider
If you elect the Retirement Income Max® Rider identified below, which provides certain guaranteed benefits, The Company requires your policy value to be allocated into designated investment options. One or more of the designated investment options may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. The Company’s requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in funds with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the Retirement Income Max® Rider. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the Retirement Income Max® Rider that do not invest in funds that utilize volatility control strategies.
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You may elect to purchase the optional Retirement Income Max® rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value in certain designated investment options which are designed to help manage our risk and support the guarantees under the rider. If you elect the Retirement Income Max® rider you cannot elect the Living Benefits Rider or Retirement Income Choice® 1.6. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax adviser before electing the Retirement Income Max® rider for a qualified policy. Please Note: This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a nonqualified annuity under which death benefits are being distributed under a stretch withdrawal option. The guaranteed lifetime withdrawal benefit is based on our claims-paying ability.
Retirement Income Max® – Base Benefit
Under this benefit, you can receive up to the rider withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary because your policy value goes to zero by other than an excess withdrawal, as payments from us for life), starting with the rider year immediately following the annuitant’s (or the annuitant's spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s (or surviving spouse's if the joint life option is elected) death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date. The withdrawal percentage and growth percentage that are used to determine your rider withdrawal amount will be disclosed in a Rate Sheet Prospectus Supplement which may be amended from time to time by us.
Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.
See the “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail.
Please note:
•	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.
•	We have designed this rider to allow for withdrawals from your policy value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantee provided by the rider.
•	The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be, the higher the withdrawal base due to growth may be, and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.
•	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.
•	All policy value must be allocated to a limited number of specified investment options. You should consult with your registered representative to assist you in determining whether these certain investment options are suited for your financial needs and risk tolerance.
•	Any amount of withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.
•	An excess withdrawal may impact the withdrawal base on a greater than dollar-for-dollar basis and may cause you to lose the benefit of this rider.
•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected and the surviving spouse was eligible to and elected to continue the policy), the Retirement Income Max® rider terminates and all benefits thereunder cease.
Like all withdrawals, withdrawals while this rider is in effect also:
•	reduce your policy value;
•	reduce your base policy death benefit and other benefits;
•	may be subject to excess interest adjustments;
•	may be subject to income taxes and federal tax penalties; and
•	may be limited or restricted under certain qualified policies.
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Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount in any rider year (after age 59) from your policy value without causing an excess withdrawal. See Withdrawal Base Adjustments below.
The rider withdrawal amount is zero if the annuitant (or the annuitant's spouse if younger and the joint life option is elected) is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s (or the annuitant's spouse's if younger and the joint life option is elected) 59th birthday. If the annuitant (or the annuitant's spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (for riders issued prior to the date of this prospectus, see “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information, for your withdrawal percentage depending on when you purchased your rider).
For qualified policies: If the plan participant (generally the annuitant) is at least 70½ years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:
•	the rider withdrawal amount described above; or
•	an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years).
Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.
If your policy value reaches zero:
•	due to a non-excess withdrawal, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reaches zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining minimum required distribution amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees.
•	due to an excess withdrawal, then this rider terminates (as does the policy).
Please note:
•	If the rider is added prior to the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday, however, you will still be charged a rider fee prior to this time.
•	The rider year begins on the rider date and thereafter on each rider anniversary. Withdrawals requested for the upcoming rider year must be taken the day after each rider anniversary or later within the rider year. Any withdrawal taken on the rider anniversary date will count towards the previous rider year withdrawals.
•	You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider's guarantees.
•	Excess withdrawals may cause you to lose the benefit of the rider.
•	All policy value must be allocated to a limited number of specified investment options. (See Designated Investment Options below.)
Rate Sheet Prospectus Supplement
The withdrawal, growth and fee percentages are disclosed in a Rate Sheet Prospectus Supplement. We periodically issue new Rate Sheet Prospectus supplement that may reflect different withdrawal, growth and fee percentages than the previous Rate Sheet Prospectus Supplements. All Rate Sheet Prospectus Supplements are also available on the Edgar system at www.sec.gov (File 33-56908).In order to receive the applicable withdrawal, growth and fee percentages: (1) your application must be signed and received within the stated time period set forth in the applicable Rate Sheet Prospectus Supplement and (2) your application must be received and your policy must be funded within the stated time periods set forth in the applicable Rate Sheet Prospectus Supplement. Withdrawal percentages reflected in a Rate Sheet Prospectus Supplement with an effective period that does not include the date you signed your application will not apply to your policy. You should not purchase this rider without first obtaining the applicable Rate Sheet Prospectus Supplement applicable to you. You can contact us at www.transamerica.com to receive a Rate Sheet Prospectus
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Supplement applicable to you. For riders issued prior to the date of this prospectus, the applicable withdrawal, growth and fee percentages are set forth in the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” located in the Statement of Additional Information.
Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant's spouse's age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant's spouse's if younger and the joint life option is elected) 59th birthday.
Please note, once established, the withdrawal percentage will not change except in certain instances involving automatic step-ups. Withdrawal percentages will change when an automatic step-up occurs and you had crossed into another age band prior to the automatic step-up, see Automatic Step-Up section in the prospectus.
Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value . During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.
Please note:
•	We determine the withdrawal base solely to calculate the rider withdrawal amount and rider fee.
•	Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.
•	Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.
On each rider anniversary, the withdrawal base will equal the greatest of:
•	the current withdrawal base;
•	the withdrawal base immediately before the rider anniversary, increased by the growth credit, if any (see Growth below);
•	the policy value on any monthiversarySM (the same day of the month as the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed) within the current rider year, including the current rider anniversary (see Automatic Step-Up below).
See “Appendix - Hypothetical Example of the Withdrawal Base Calculation - Retirement Income Max® Rider” which illustrates the hypothetical example of the withdrawal base calculation.
Growth. On each of the first ten rider anniversaries, we will add a growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to the growth percentage multiplied by the withdrawal base immediately before the rider anniversary.
Please note: Because a withdrawal will eliminate the potential application of the growth credit for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.
Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no excess withdrawal occurred, or (2) the policy value on the rider anniversary. If neither value is greater than the current withdrawal base, or the withdrawal base is increased by any growth credit, no automatic step-up will occur. The withdrawal percentage (as indicated in the Rate Sheet Prospectus Supplement) will also increase if you have crossed into another age band prior to the automatic step-up. Please note, the increase is part of the automatic step-up, and if no automatic step-up occurs then there will be no withdrawal percentage increase.
On each rider anniversary the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed 0.75% from the current rider fee percentage in effect when you purchased the rider.
Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. You are not subject to fee increases for any Automatic Step-Up that you have opted out of. Opting out of one step-up does not operate as an opt-out of any future step-ups.
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Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Any amount of gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. If an excess withdrawal reduces the policy value to zero, this rider will terminate. Withdrawal base adjustments occur immediately following excess withdrawals. See “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is amplified if the policy value is less than the withdrawal base.
Please Note: You retain all responsibility for monitoring excess withdrawals. If you take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.
Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 66 years old. Further assume that you do not make any withdrawals or additional premium payments, no automatic step-ups occurred, but that after five years your policy value has declined to $90,000 solely because of negative investment performance. With an assumed annual growth rate percentage of 5.0%, after 5 years the withdrawal base is equal to $127,628 ($100,000 x 1.055). You could receive up to $6,381 which is the assumed withdrawal percentage of 5.0% for the single life option multiplied by the withdrawal base of $127,628, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 71, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)
Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future rider withdrawal amount to $6,105.
See the “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail.
Designated Investment Options. If you elect this rider, you must designate 100% of your policy value into one or more of the designated investment options approved for the Retirement Income Max® Rider. See “Appendix - Designated Investment Options” for a complete listing of available subaccounts. Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
Transfers between the designated investment options are allowed as permitted under the policy; however, you cannot transfer any amount (or allocate premium payments) to any non-designated investment option. Within 30 days following the fifth rider anniversary (and each successive fifth rider anniversary), you can terminate this rider. Starting the next business day after you terminate your rider, you may transfer (or allocate premium payments) to a non-designated investment option. Terminating the rider will result in losing all your benefits under the rider.
Please note:
•	The earliest you can transfer (or allocate premium payments) to a non-designated investment option is the first business day after the fifth rider anniversary. You will be required to terminate the rider first. If you terminate the rider you will lose all of its benefits.
•	We can eliminate a designated investment option at any time. If this occurs, then an owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.
Retirement Income Max® – Joint Life Option
If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse is eligible to and elects to continue the policy, see TAX INFORMATION – Tax Status of a Nonqualified Policy – Distribution Requirements). If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower.
Please note:
•	The withdrawal percentage for each “age at the time of the first withdrawal” is lower if you elect this option.
•	The annuitant's spouse (or in certain instances a non-natural entity acting for the benefit of the annuitant's spouse) must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option. (Please see Spousal Continuation section for more detail regarding annuitant's spouse).
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•	A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant's death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.
•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.
•	This option may not be permitted in the case of certain non-natural owners.
•	The rider's issue ages may vary if you elect this option.
Retirement Income Max® Rider Fees
Retirement Income Max® Rider Fee. The rider fee is calculated on the rider date and at the beginning of each rider quarter. The rider fee will be adjusted for any premium additions and excess withdrawals. It will be deducted automatically from your policy value at the end of each rider quarter. Your rider fee may increase (or decrease) at the time of any automatic step-up. See Automatic Step-Up section. Your current rider fee will not exceed 0.75% from the current rider fee percentage in effect when you purchased the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are also available on the Edgar system at www.sec.gov (File 33-56908).
On an annual basis, in general terms, the rider fee is the rider fee percentage times the withdrawal base. Specifically, the quarterly fee is calculated by multiplying (A) by (B) multiplied by (C), where:
(A)	is the withdrawal base;
(B)	is the rider fee percentage; and
(C)	is the number of (remaining) days in the rider quarter divided by the total number of days in the applicable rider year.
The following example uses these assumed values: Initial Premium = $100,000; Withdrawal Base = $100,000; Rider Fee percentage = 1.25%; and 91 total days in the rider quarter.
Example 1: Calculation at rider issue for first quarter rider fee. The rider fee is:
= 100,000*0.0125*(91/365)
= 1,250*(91/365)
= $311.64
We will assess a prorated rider fee upon full surrender of the policy or other termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.
On each rider anniversary the rider fee percentage may increase (or decrease) at the time of an automatic step-up. The rider fee percentage will not exceed 0.75% from the current rider fee percentage in effect when you purchased the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement which may be amended from time to time by us. Please contact your financial intermediary or call our Administrative Office to determine whether the Rate Sheet Prospectus Supplement has been amended. Each time an automatic step-up results in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.
Please note regarding the rider fee:
•	Because the rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.
•	Because the rider fee is a percentage of the withdrawal base, the amount of the rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).
Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.
The following example uses these assumed values: All initial values as in Example 1; Subsequent Premium = $10,000; and 30 remaining days in the rider quarter.
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Example 2: Calculation for first quarter rider fee adjustment for a subsequent premium. The fee adjustment is:
= 10,000*0.0125*(30/365)
= 125*(30/365)
= $10.27
Total fee assessed at the end of the first rider quarter (assuming no further rider fee adjustments):
= 311.64 + 10.27
= $321.91
Retirement Income Max® Rider Issue Requirements
We will not issue the Retirement Income Max® rider unless:
•	the annuitant is not yet age 86 (lower if required by state law);
•	the annuitant is also an owner (except in the case of non-natural owners);
•	there are no more than two owners; and
•	if the joint life option is elected, the annuitant’s spouse is also not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).
The use of joint life option may not be permitted in the case of certain non-natural owners.
Termination
The Retirement Income Max® rider will terminate upon the earliest of the following:
•	the date we receive written notice from you requesting termination of the rider if such notice is received before midnight of the 30th calendar day after you receive the rider;
•	the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;
•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
•	annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);
•	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;
•	the date an excess withdrawal reduces your policy value to zero; or
•	termination of your policy.
Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.
The Retirement Income Max® rider and additional options may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options for electing a benefit, please contact your financial intermediary or our Administrative Office.
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Retirement Income Choice® 1.6 Rider
If you elect the Retirement Income Choice® 1.6 Rider identified below, which provides certain guaranteed benefits, the Company requires your policy value to be allocated into designated investment options. One or more of the designated investment options may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefit. The Company’s requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in funds with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the Retirement Income Choice® 1.6 Rider. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the Retirement Income Choice® 1.6 Rider that do not invest in funds that utilize volatility control strategies.
You may elect to purchase the optional Retirement Income Choice® 1.6 Rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value in certain designated investment options which are designed to help manage our risk and support the guarantees under the rider. If you elect the Retirement Income Choice® 1.6 rider you cannot elect another the Living Benefits Rider or the Retirement Income Max®. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax adviser before electing the Retirement Income Choice® 1.6 rider for a qualified policy. Please Note: This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a nonqualified annuity under which death benefits are being distributed under a stretch withdrawal option. The guaranteed lifetime withdrawal benefit is based on our claims-paying ability.
Retirement Income Choice® 1.6 – Base Benefit
Under this benefit, you can receive up to the rider withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary because your policy value goes to zero by other than an excess withdrawal, as payments from us), starting with the rider year immediately following the annuitant’s (or the annuitant's spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustments and Rider Death Benefit Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date. The withdrawal percentage and growth percentage that are used to determine your rider withdrawal amount will be disclosed in a Rate Sheet Prospectus Supplement included with your prospectus.
Of course you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See “Appendix – Hypothetical Adjusted Partial Withdrawals – Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail.
Please note:
•	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.
•	We have designed this rider to allow for withdrawals from your policy value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.
•	The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your
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withdrawal percentage may be, the higher the withdrawal base due to growth may be, and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.
•	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.
•	All policy value must be allocated to a limited number of specified investment options. You should consult with your registered representative to assist you in determining whether these investment options are suited for your financial needs and risk tolerance.
•	Any amount of withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.
•	An excess withdrawal may impact the withdrawal base, and rider death benefit (if applicable) on a greater than dollar-for-dollar basis and may eliminate the benefit.
•	Any withdrawal will reduce your rider death benefit (if applicable).
•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected and the surviving spouse was eligible to and elected to continue the policy), the Retirement Income Choice® 1.6 rider terminates and all benefits thereunder cease.
Like all withdrawals, withdrawals while this rider is in effect also:
•	reduce your policy value;
•	reduce your base policy death benefit and other benefits;
•	may be subject to excess interest adjustments;
•	may be subject to income taxes and federal tax penalties; and
•	may be limited or restricted under certain qualified policies.
Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount in any rider year (after age 59) from your policy value without causing an excess withdrawal. See Withdrawal Base Adjustments and Rider Death Benefit Adjustments below.
The rider withdrawal amount is zero if the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday. If the annuitant (or the annuitant's spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (for riders issued prior to the date of this prospectus, see “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information depending on when you purchased your rider).
For qualified policies: If the plan participant (generally the annuitant) is at least 70½ years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:
•	the rider withdrawal amount described above; or
•	an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years).
Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.
If your policy value reaches zero:
•	by means other than an excess withdrawal, then you cannot make further premium payments and all policy features, benefits, and guarantees other than the base guaranteed lifetime withdrawal benefits and the rider death benefit (if applicable), provided by this rider terminate. If your policy value reaches zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining minimum required distribution amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees
•	due to an excess withdrawal, then the rider terminates (as does the policy).
Please note:
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•	If the rider is added prior to the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday, however, you will still be charged a rider fee prior to this time.
•	The rider year begins on the rider date and thereafter on each rider anniversary. Withdrawals requested for the upcoming rider year must be taken the day after each rider anniversary or later within the rider year. Any withdrawal taken on the rider anniversary date will count towards the previous rider year withdrawals.
•	You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider's guarantees.
•	Excess withdrawals may cause you to lose the benefit of the rider.
•	All policy value must be allocated to a limited number of specified funds. (See Designated Investment Options below.)
Rate Sheet Prospectus Supplement
The withdrawal, growth and fee percentages are disclosed in a Rate Sheet Prospectus Supplement. We periodically issue new Rate Sheet Prospectus Supplements that may reflect different withdrawal, growth and fee percentages than the previous Rate Sheet Prospectus Supplements. All Rate Sheet Prospectus Supplements are also available on the Edgar system at www.sec.gov (File 33-56908). In order for you to receive the withdrawal, growth and fee percentages: (1) your application must be signed and received within the stated time period set forth in the applicable Rate Sheet Prospectus Supplement and (2) your application must be received and your policy must be funded within the stated time periods set forth in the applicable Rate Sheet Prospectus Supplement. Withdrawal percentages reflected in a Rate Sheet Prospectus Supplement with an effective period that does not include the date you signed your application will not apply to your policy. You should not purchase this rider without first obtaining the applicable Rate Sheet Prospectus Supplement. You can contact us at www.transamerica.com to receive a Rate Sheet Prospectus Supplement applicable to you. For riders issued prior to the date of this prospectus, the applicable withdrawal, growth and fee percentages are set forth in the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” located in the Statement of Additional Information.
Retirement Income Choice® 1.6 – Base Benefit – Withdrawal Percentage
Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant's spouse's age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant's spouse's if younger and the joint life option is elected) 59th birthday.
Please note, once established, the withdrawal percentage will not change except in certain instances involving automatic step-ups. Withdrawal percentages will change when an automatic step-up occurs and you had crossed into another age band prior to the automatic step-up, see Automatic Step-Up section in the prospectus.
Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value . During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.
Please note:
•	We determine the withdrawal base solely to calculate the rider withdrawal amount and rider fee.
•	Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.
•	Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.
On each rider anniversary, the withdrawal base will equal the greatest of:
•	current withdrawal base;
•	the withdrawal base immediately before the rider anniversary, increased by the growth credit, if any (see Growth below);
•	the policy value on any monthiversarySM (the same day of the month as of the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed) within the current rider year, including the current rider anniversary (see Automatic Step-Up below).
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Retirement Income Choice® 1.6 – Base Benefit – Growth Percentage
Growth. On each of the first ten rider anniversaries, we will add a growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The growth credit is equal to the growth percentage multiplied by the withdrawal base immediately before the rider anniversary.
Please note: Because a withdrawal will eliminate the potential application of the growth credit for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.
Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no excess withdrawal occurred, or (2) the policy value on the rider anniversary. If neither value is greater than the current withdrawal base or the withdrawal base increased by any growth credit, no automatic step-up will occur. The withdrawal percentage (as indicated in the Rate Sheet Prospectus Supplement) will also increase if you have crossed into another age band prior to the automatic step-up. Please note, the increase is part of the automatic step-up and if no automatic step-up occurs then there will be no withdrawal percentage increase.
Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed 0.75% from the current rider fee percentage in effect when you purchased the rider.
Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. Charges as a result of the automatic step-up feature will be reversed. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. You are not subject to fee increases for any Automatic Step-Up that you have opted out of. Opting out of one step-up does not operate as an opt-out of any future step-ups.
Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Any amount of gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. If an excess withdrawal reduces the policy value to zero, this rider will terminate. Withdrawal base adjustments occur immediately following excess withdrawals. See “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is magnified if the policy value is less than the withdrawal base. See the “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical excess withdrawals in more detail.
Please Note: You retain all responsibility for monitoring excess withdrawals. If you take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.
Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 66 years old. Further assume that you do not make any withdrawals or subsequent premium payments, no automatic step-ups occurred, but that after five years your policy value has declined to $90,000 solely because of negative investment performance. With an assumed annual growth rate percentage of 5.0%, after 5 years the withdrawal base is equal to $127,628 ($100,000 x 1.055). You could receive up to $6,381 which is the assumed withdrawal percentage of 5.0% for the single life option multiplied by the withdrawal base of $127,628, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 71, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)
Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future rider withdrawal amount to $6,105.
See the “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail.
Designated Investment Options. If you elect this rider, you must designate 100% of your policy value into one or more of the designated investment options available under the respective designated allocation groups that have been approved for the Retirement Income Choice® 1.6 Rider. See “Appendix - Designated Investment Options” for a complete listing of available subaccounts. Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
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Transfers between the designated investment options are allowed as permitted under the policy; however, you cannot transfer any amount (or allocate premium payments) to any non-designated investment option. Within 30 days following the fifth rider anniversary (and each successive fifth rider anniversary) you can terminate this rider. Starting the next business day, you may transfer (or allocate premium payments) to a non-designated investment option. Terminating the rider will result in losing all your benefits under the rider.
Please note:
•	The earliest you can transfer (or allocate premium payments) to a non-designated investment option is the first business day after the fifth rider anniversary. You will be required to terminate the rider first. If you terminate the rider you will lose all of its benefits.
•	We can change a designated allocation group or eliminate a designated investment option at any time. If this occurs, then an owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.
Manual Resets. You can effectively “reset” the withdrawal base to the policy value using a manual process under which your current rider is terminated and a new rider is issued. You can only elect a reset during the 30 day periods following each successive fifth rider anniversary and if all other rider issue requirements are met. When the new rider is issued, the rider withdrawal amount and, if applicable, the rider death benefit will be recalculated. Your new rider will have a new rider date, new rider fee percentage (which may be higher than your current rider fee percentage), and its own terms and benefits (which may not be as advantageous as the current rider). The new rider date will be the date we receive all necessary information in good order. Please note that this “reset” procedure may be referred to as a “manual upgrade” in your policy rider and other materials.
Please note:
•	Manual resets, unlike automatic step-ups, occur only if you so elect during the 30 day window following each successive fifth rider anniversary.
•	Manual resets result in the purchase of a new rider whose terms may be more or less favorable than the current rider whereas automatic step-ups do not require termination of the existing rider and repurchase of a new rider (although fees may increase at the time of an automatic step-up).
•	Owners may decide to terminate an existing rider if it no longer meets their needs and then elect a new available rider that does.
Retirement Income Choice® 1.6 – Additional Options
You may elect the following options with this rider (the options are not mutually exclusive):
•	Death Benefit;
•	Joint Life; and
•	Income EnhancementSM.
There is an additional fee if you elect the Death Benefit and/or the Income EnhancementSM Benefit option(s) under the rider. If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower. Furthermore, if you elect the Joint Life option in combination with the Death Benefit and/or the Income EnhancementSM Benefit option(s), then the fee for each of those additional options will be different than under the Single Life option. See Retirement Income Choice® 1.6 Rider Fees. There may be different issue ages depending upon which options you elect. The rider fee will be disclosed in a Rate Sheet Prospectus Supplement which may be amended from time to time by us.
Death Benefit. If you elect this rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the death of the annuitant’s spouse if later). The additional amount will be equal to the excess, if any, of the rider death benefit over the greater of any optional guaranteed minimum death benefit or the base policy death benefit. The additional amount can be zero. See DEATH BENEFIT.
Rider Death Benefit. The rider death benefit on the rider date is the policy value. After the rider date, the rider death benefit is equal to:
•	the rider death benefit on the rider date; plus
•	subsequent premium payments; less
•	adjustments for withdrawals (as described under Rider Death Benefit Adjustments, below).
Rider Death Benefit Adjustments. Gross partial withdrawals up to the rider withdrawal amount in a rider year will reduce the rider death benefit on a dollar-for-dollar basis. Gross partial withdrawals in excess of the rider withdrawal amount in a rider year will reduce the rider death benefit by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the
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reduction in policy value), and possibly to zero. See “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that results in pro rata adjustments. Rider death benefit adjustments occur immediately following all withdrawals.
Please note:
•	No additional death benefit is payable if the base policy death benefit (including the guaranteed minimum death benefit) exceeds the rider death benefit. The greater the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.
•	Excess withdrawals may eliminate the additional death benefit available with this rider. You will continue to pay the fee for this option, even if the additional death benefit available under the rider is $0.
•	Manual resets to the withdrawal base will result in a recalculation of the rider death benefit. However, automatic step-ups will not reset the rider death benefit.
•	If an owner who is not the annuitant dies and the surviving spouse is eligible to and elects to continue the policy, then no additional amount is payable. If the policy is not continued, then the surviving owner (who is also the sole beneficiary) may elect to receive lifetime annuity payments equal to the rider withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value. See TAX INFORMATION – Tax Status of a Nonqualified Policy – Distribution Requirements. (The payment of a death benefit under the policy is triggered by the death of the annuitant.)
•	The additional death benefit adjustment differs from the adjusted partial withdrawal amount for the Guaranteed Minimum Death Benefits described in DEATH BENEFIT - Guaranteed Minimum Death Benefits. Accordingly, withdrawals may effect the additional death benefit differently than the Guaranteed Minimum Death Benefits.
The additional death benefit payment option may be referred to as “rider death benefit” on your policy statement and other documents.
Joint Life Benefit. If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse is eligible to and elects to continue the policy, see TAX INFORMATION – Tax Status of a Nonqualified Policy – Distribution Requirements) If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower.
Please note:
•	The withdrawal percentage for each “age at the time of first withdrawal” is lower if you elect this option.
•	The annuitant's spouse (or in certain instances a non-natural entity acting for the benefit of the annuitant's spouse) must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option. (Please see Spousal Continuation section for more detail regarding annuitant's spouse).
•	A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant's death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.
•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.
•	The rider death benefit is not payable until the death of the surviving spouse, if you elect this option.
•	You cannot elect a manual reset if the annuitant or annuitant’s spouse is 86 or older (lower if required by state law).
•	This option may not be permitted in the case of certain non-natural owners.
Income EnhancementSM Option. If you elect this rider, you can also elect to have your withdrawal percentage increase to 150% of the non-income enhanced withdrawal percentage if either the annuitant (or the annuitant’s spouse if the joint life option is elected) is confined, due to a medical necessity in a hospital or nursing facility due to physical or cognitive ailments. Benefits from this option are not available unless the rider has been in effect for 12 months (the “waiting period”) and confinement must meet the elimination period of 180 days within the last 365 days. The elimination period and waiting period can, but do not need to, run concurrently.
Please note:
•	You cannot elect the Income EnhancementSM Option if the qualifying person or persons is/are already admitted to a hospital or already reside in a nursing facility.
•	Confinement must be prescribed by a physician based on the individual's inability to sustain themselves outside of a hospital or nursing facility due to physical or cognitive ailments.
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•	The increase to the withdrawal percentage stops when the qualifying person or persons is/are no longer confined as described above.
•	The hospital and/or nursing facility must meet the criteria listed below to qualify for the benefit.
A Qualifying Hospital must meet the following criteria:
•	It is operated pursuant to the laws of the jurisdiction in which it is located;
•	It is operated primarily for the care and treatment of sick and injured persons on an inpatient basis;
•	It provides 24-hour nursing service by or under the supervision of registered graduate professional nurses;
•	It is supervised by a staff of one or more licensed physicians; and
•	It has medical, surgical and diagnostic facilities or access to such facilities.
A Qualifying Nursing Facility must meet the following criteria:
•	It is operated pursuant to the laws and regulations of the state in which it is located as a nursing facility or Alzheimer's disease facility;
•	It provides care performed or supervised by a registered graduate nurse;
•	It provides room and board accommodations;
•	Will provide 24-hour nursing services, 7 days a week by an on-site Registered Nurse and related services on a continuing inpatient basis;
•	It has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician; and
•	It maintains a clinical record of each patient.
A Qualifying Nursing Facility does not include:
•	Assisted living facilities or residential care facilities;
•	A place primarily for treatment of mental or nervous disorders, drug addiction or alcoholism;
•	A home for the aged, a rest home, community living center or a place that provides domestic, resident, retirement or educational care;
•	Personal care homes, personal care boarding homes, residential or domiciliary care homes;
•	A rehabilitation hospital or basic care facilities;
•	Adult foster care facilities, congregate care facilities, family and group living assisted living facilities; or
•	Other facilities similar to those described above.
We will require confirmation of confinement in a qualifying hospital or a qualifying nursing facility while benefit payouts are being received. Confirmation of that confinement will be attained and approved by completing our “Income EnhancementSM Election and Proof of Confinement Questionnaire” form. This form requires additional proof of confinement which may be a physician’s statement, a statement from a hospital or nursing facility administrator, or any other information satisfactory to us which may include information from third party or company interviews and/or visits of the facility. If it is determined that the qualifying individual was not confined in an eligible facility as defined above and has received payments under the Income EnhancementSM Option, those payments could be considered an excess withdrawal and have a negative effect on the rider values. If confinement ceases, you may re-qualify by satisfying another 180-day elimination period requirement.
Retirement Income Choice® 1.6 Fees
Retirement Income Choice® 1.6 Base Rider Fee. The base rider fee is calculated on the rider date and at the beginning of each rider quarter. The base rider fee will be adjusted for any premium additions, excess withdrawals, or transfers between designated investment groups. It will be deducted automatically from your policy value at the end of each rider quarter.
Your rider fee may increase (or decrease) at the time of any automatic step-up. See Automatic Step-Up section. Your current rider fee will not exceed 0.75% from the current rider fee percentage in effect when you purchased the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are also available on the Edgar system at (File 33-56908).
On an annual basis, in general terms, the base rider fee is the applicable rider fee percentage times the withdrawal base.
The base quarterly fee is calculated by multiplying (A) by (B) divided by (C) multiplied by (D), where:
(A)	is the withdrawal base;
(B)	is the sum of each designated investment group's rider fee percentage multiplied by the applicable designated investment group's value;
(C)	is the total policy value; and
(D)	is the number of (remaining) days in the rider quarter divided by the total number of days in the applicable rider year.
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The following example uses these assumed values: Initial Premium = $100,000; Fund Allocations such that Group A = $50,000, Group B = $30,000, and Group C = $20,000; Withdrawal Base = $100,000; Policy Value = $100,000; Investment Group fee percentages of Group A = 1.45%, Group B = 1.10% and Group C = 0.70%; and 91 total days in the rider quarter.
Example 1: Calculation at rider issue for the first quarter fee. The rider fee is:
= 100,000 * [(50,000*0.0145) + (30,000*0.0110) + (20,000*0.0070)] / 100,000 * (91/365)
= 100,000 * (725 + 330 + 140) / 100,000 * (91/365)
= 100,000 * 1,195/100,000 * (91/365)
= 1,195 * (91/365)
= $297.93
We will assess a prorated rider fee upon full surrender of the policy or other termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.
Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of an automatic step-up. The rider fee percentage will not exceed 0.75% from the current rider fee percentage in effect when you purchased the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement which may be amended from time to time by us. Please contact your financial intermediary or call our Administrative Office to determine whether the Rate Sheet Prospectus Supplement has been amended. Each time an automatic step-up will result in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.
Please note regarding the base rider fee:
•	Because the base rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.
•	Because the base rider fee is a percentage of the withdrawal base, the amount of the base rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).
•	If you make a transfer from one designated allocation group to another designated allocation group that has a higher rider fee percentage, then the resulting rider fee will be higher.
Base Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.
The following example uses these assumed values: All initial values as in Example 1; Subsequent Premium = $10,000, allocated such that Group A = $5,000, Group B = $3,000, and Group C = $2,000; and 30 remaining days in the rider quarter.
Example 2: Calculation of the first quarter rider fee adjustment for a subsequent premium. The fee adjustment is:
= 10,000 * [(5,000*0.0145) + (3,000*0.0110) + (2,000*0.0070)] / 10,000 * (30/365)
= 10,000 * (72.50 + 33 + 14) / 10,000 * (30/365)
= 10,000 * 119.50/10,000 * (30/365)
= 119.50 * (30/365)
= $9.82
Total fee assessed at end of first rider quarter (assuming no further fee adjustments):
= 297.93 + 9.82
= $307.75
Base Rider Fee Adjustment for Transfers. For transfers that you make between different designated investment options in different designated allocation groups on other than the first business day of a rider quarter, a rider fee adjustment will be applied. This adjustment is necessary because of differences in the rider fee percentages. The adjustment in the rider fee percentage will ensure that you are charged the correct overall rider fee for that quarter. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.
The following example uses these assumed values: All initial values as in Example 1, as well as a subsequent premium payment as in Example 2; Withdrawal Base = $110,000; Policy Value = $90,000; Fund Transfer from Group A = $5,000, into Group B = $3,000, and into Group C = $2,000; and 15 remaining days in the rider quarter.
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Example 3: Calculation of the first quarter rider fee adjustment for a fund transfer. The fee adjustment is:
= 110,000 * [(-5,000*0.0145) + (3,000*0.0110) + (2,000*0.0070)] / 90,000 * (15/365)
= 110,000 * (-72.50 + 33 + 14) / 90,000 * (15/365)
= 110,000 * -25.50/90,000 * (15/365)
= -31.17 * (15/365)
= $-1.28
Total fee assessed at end of the first rider quarter (assuming no further rider fee adjustments):
= 307.75 - 1.28
= $306.47
Additional Option Fees. If you elect options with this rider, then you will be charged a fee for each option you elect that is in addition to the rider fee for the base benefit. Each additional fee is charged quarterly before annuitization and is a percentage of the withdrawal base on each rider anniversary.
We will also deduct all rider fees, including additional option fees, pro rata upon surrender of the policy or other termination of the rider.
Retirement Income Choice® 1.6 Rider Issue Requirements
We will not issue the Retirement Income Choice® 1.6 rider if:
•	the annuitant is 86 or older (lower if required by state law);
•	the annuitant is not an owner (except in the case of non-natural owners);
•	there are more than two owners; and
•	the joint life option is elected, and the annuitant’s spouse is 86 or older (lower if required by state law) and (1) is not a joint owner along with the annuitant or (2) is not the sole primary beneficiary (and there is no joint owner).
The use of joint life option may not be permitted in the case of certain non-natural owners.
Termination
The Retirement Income Choice® 1.6 rider and any additional options will terminate upon the earliest of the following:
•	the date we receive written notice from you requesting termination of the rider if such notice is received before midnight of the 30th calendar day after you receive the rider;
•	the date we receive written notice from you requesting termination or manual reset of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;
•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
•	annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);
•	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;
•	the date an excess withdrawal reduces your policy value to zero; or
•	termination of your policy.
Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount (this option also guarantees that if the annuitant dies before the sum of all annuity payments equals the policy value, and rider benefit if elected, on the maximum annuity commencement date, the annuitant's beneficiary will receive a final payment equal to the difference). Please contact us for more information concerning your options.
The Retirement Income Choice® 1.6 rider and additional options may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options for electing a benefit, please contact your financial intermediary or our Administrative Office.
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OTHER INFORMATION
State Variations
Oregon. The Retirement Income Choice® 1.6 rider will not terminate upon assignment or ownership changes.
Washington. The Retirement Income Choice® 1.6 designated funds excludes fixed account and does not allow funds to be allocated to the Dollar Cost Averaging fixed account. The Living Benefits Rider fee cannot be deducted from the fixed account.
Ownership
You, as owner of the policy, exercise all rights under the policy. You can generally change the owner at any time by notifying us in writing at our Administrative Office. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.
Beneficiary
The beneficiary designation will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to the Company. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.). The Company will not be liable for any payment made before the written notice is received in our Administrative Office. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If, upon the death of the annuitant, there is a surviving owner(s), then the surviving owner(s) automatically takes the place of any beneficiary designation.
Right to Cancel Period
You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days after you receive the policy (for replacements the right cancel period is generally 30 days), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account. You bear the risk of any decline in policy value during the right to cancel period. However, if state law requires, we will refund your original premium payment(s), or surrender value, if greater. We will pay the refund within seven days after we receive in good order within the applicable period at our Administrative Office, written notice of cancellation and the returned policy. The policy will then be deemed void.
Assignment
You can also generally assign the policy any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in good order at our Administrative Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we approve the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.
Termination for Low Value
If a partial surrender or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your policy, we reserve the right to terminate your policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all owners (exactly as registered on the Policy) if necessary; Social Security Number or
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Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner's consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.
Regulatory Modifications to Policy
We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Certain Offers
From time to time, we have (and we may again) offered you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.
If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for the benefit, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
We may also make an offer to you to exchange an existing rider for a different rider.
Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. We and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, we would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable. Please see Voting Rights section below for how shares held by the Company would be voted.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange, transfer or otherwise).
You may ask us to reinstate your policy after such an exchange, transfer or full or partial surrender and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to the applicable investment options. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any subaccount
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previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions you previously provided. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, your annuity policy is nonqualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.
Voting Rights
To the extent required by law, the Company will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and/or other individuals that have voting interests in the portfolios. We will send you and/or other individuals requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.
Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.
The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service provides may adversely affect us and your policy value. For instance, cyber-attacks may: interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause
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reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your policy that result from cyber-attacks or information security breaches in the future.
For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com/individual/terms-of-use.
Transamerica Life Insurance Company
Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.
Financial Condition of the Company
We pay benefits under your policy from our general account assets and/or from your policy value held in the separate account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for your policy value that is allocated to the subaccounts of the separate account. Your policy value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. You also may be permitted to make allocations to guaranteed period options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the separate account—are located in the statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's
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website at http://www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy owners are available on our website (https://www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).
The Separate Account
The Company established a separate account, called Separate Account VA B, under the laws of the State of Iowa on January 19, 1990. The separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios.
The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to the Company's other income, gains or losses.
The assets of the separate account are held in the Company's name on behalf of the separate account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The separate account may include other subaccounts that are not available under these policies.
The Underlying Funds
At the time you purchase your policy, you may allocate your premium to subaccounts. These are subdivisions of our separate account, an account that keeps your policy assets separate from our company assets. The subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each underlying fund portfolio has varying degrees of investment risk. Underlying fund portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Read the underlying fund portfolio prospectuses carefully before investing. We do not guarantee the investment results of any underlying fund portfolio. Certain underlying fund portfolios may not be available in all states and in all share classes. Please see “Appendix - Portfolios Associated with the Subaccounts” for additional information.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with your financial professional to decide whether this policy is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI may market the policies through bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.
We have discontinued new sales of the policies. You may, however, continue to make premium payments to fund your policy pursuant to its terms, and exercise all other rights and options under your policy - such as reallocating your policy value among investment options, making surrenders (full or partial), and making changes of ownership of your policy.
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Compensation to Broker-Dealers Who Sold the Policies. The policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the policies.
The selling firms were paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 1.25% of premium payment (additional amounts may be paid as overrides to wholesalers).
To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company and TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives that may be based, in part on premiums paid after the initial premium. These arrangements are described further below.
The sales representative who sold you the policy may receive a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may continue to receive in connection with your policy. Also inquire about any ongoing compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may have received different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold this policy to you.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCI and pay the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.
TCI's registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness or loan guarantees.
Additional Compensation That We, TCI and/or Our Affiliates Pay to Selected Selling Firms. TCI, may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.
In addition, TCI paid selling firms other special fees based on new sales and/or assets under management. During 2016, TCI had paid such fees to at least 61 broker-dealers and other financial intermediaries. Some of the more significant entities were:
BBVA Securities, Inc. • Bruderman Brothers, LLC • Cambridge Investment Research, Inc. •  CCO Investments •  Centarus Financial, Inc. • Cetera Advisor Networks LLC • Cetera Advisors LLC • Cetera Financial Specialists LLC • Cetera Investment Services LLC •  CFD Investments, Inc • Commonwealth Financial Network • Edward D. Jones & Co., L.P.• Equity Services, Inc. • Fifth Third Securities, Inc. • First Allied Holdings, Inc. • FSC Securities Corporation •  Geneos Wealth Management, Inc. • Girard Securities, Inc. • Hantz Financial Services, Inc. • Invest Financial Corporation • Investacorp, Inc. • Investment Centers of America, Inc. • Investors Capital Holding, Inc. • James T. Borello & Co, • Janney Montgomery Scott, LLC • JP Turner & Company • Key Investment Services, Inc. • Legend Equities Corporation • Lincoln Financial Advisors Corporation • Lincoln Financial Securities Corporation • LPL Financial, LLC. • M&T Securities Product Management • Merrill Lynch, Pierce, Fenner & Smith Inc. • MetLife Securities, Inc. • Morgan Stanley Smith Barney, Inc. • Mutual of Omaha Inv. Serv. • National Planning Corporation • NFP Securities Inc. • Park Avenue Securities, LLC • Raymond James & Associates, Inc. • Raymond James Financial Services, Inc. • Royal Alliance Associates, Inc. • SagePoint Financial, Inc. • Santander Securities LLC • Securian Financial Services, Inc. • Securities America, Inc. •  Sigma Financial Corporation • Signator Investors, Inc. • SII Investments, Inc. • Summit Financial Service Group, Inc. • SunTrust Investment Services • The Huntington Investment Company • Transamerica Financial Advisors, Inc. • UBS Financial Services • US Bancorp Investments, Inc. • VOYA Financial Partners, LLC • VSR Financial Services, Inc. • Wells Fargo Advisors Financial Network, LLC • Wells Fargo Advisors, LLC • Wells Fargo Investments LLC • Woodbury Financial
For the calendar year ended December 31, 2016 TCI paid approximately $25,000,000 to various brokers and other financial intermediaries in connection with revenue sharing arrangements.
73

No specific charge is assessed directly to owners or the separate account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Glossary of Terms
The Policy - General Provisions
Certain Federal Income Tax Consequences
Investment Experience
Performance
Historical Performance Data
Published Ratings
State Regulation of Transamerica Life Insurance Company
Administration
Records and Reports
Distribution of the Policies
Voting Rights
Other Products
Custody of Assets
Independent Registered Public Accounting Firm
Other Information
Financial Statements
Appendix - Condensed Financial Information
74

APPENDIX
UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS
The following is a list of current underlying fund portfolios available under the policy, which are subject to change as discussed in this Prospectus. Please Note: The Company reserves the right to change investment choices made by purchasers of the Living Benefits Rider and Retirement Income Choice® 1.2 Rider (if the Open Allocation option is elected) as we deem necessary to support the guarantees under these riders.
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
AB VARIABLE PRODUCTS SERIES FUND, INC.
AB Balanced Wealth Strategy Portfolio - Class B	AB Balanced Wealth Strategy Portfolio - Class B	AllianceBernstein L.P.
Investment Objective: Maximize total return consistent with the Adviser's determination of reasonable risk.
AMERICAN FUNDS INSURANCE SERIES® TRUST
American Funds - Asset Allocation FundSM - Class 2	American Funds - Asset Allocation FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: High total return (including income and capital gains) consistent with preservation of capital over the long term.
American Funds - Bond FundSM - Class 2	American Funds - Bond FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: To provide as high a level of current income as is consistent with the preservation of capital.
American Funds - Growth FundSM - Class 2	American Funds - Growth FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: Growth of capital.
American Funds - Growth-Income FundSM - Class 2	American Funds - Growth-Income FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: Long-term growth of capital and income.
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity ® VIP Balanced Portfolio - Service Class 2	Fidelity ® VIP Balanced Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Income and capital growth consistent with reasonable risk.
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.
State Street Total Return V.I.S. Fund - Class 3(3)	State Street Total Return V.I.S. Fund - Class 3(3)	SSGA Funds Management, Inc.(3)
Investment Objective: Seeks the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.
TRANSAMERICA SERIES TRUST*
TA AB Dynamic Allocation - Service Class	Transamerica AB Dynamic Allocation VP - Service Class	Alliance Bernstein L.P.
Investment Objective: Capital appreciation and current income.
TA Aegon Government Money Market - Service Class(2)	Transamerica Aegon Government Money Market VP – Service Class(2)	Aegon USA Investment Management, LLC
Investment Objective: Maximum current income from money market securities consistent with liquidity and preservation of principal.
TA Aegon High Yield Bond - Service Class	Transamerica Aegon High Yield Bond VP – Service Class	Aegon USA Investment Management, LLC
Investment Objective: High level of current income by investing in high-yield debt securities.
TA Aegon U.S. Government Securities - Service Class	Transamerica Aegon U.S. Government Securities VP – Service Class	Aegon USA Investment Management, LLC
Investment Objective: High level of total return as is consistent with prudent investment strategies.
TA American Funds Managed Risk - Balanced - Service Class	Transamerica American Funds Managed Risk VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
TA Barrow Hanley Dividend Focused - Service Class	Transamerica Barrow Hanley Dividend Focused VP – Service Class	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Long-term capital growth.
TA BlackRock Equity Smart Beta 100 - Service Class	Transamerica BlackRock Equity Smart Beta 100 VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term capital appreciation.
TA BlackRock Global Allocation - Service Class	Transamerica BlackRock Global Allocation VP - Service Class	Transamerica Asset Management, Inc.
Investment Objective: High total investment return. Total investment return is the combination of capital appreciation and investment income.
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class	Transamerica BlackRock Global Allocation Managed Risk - Balanced VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.
75

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA BlackRock Global Allocation Managed Risk - Growth - Service Class	Transamerica BlackRock Global Allocation Managed Risk - Growth VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.
TA BlackRock Smart Beta 50 - Service Class	Transamerica BlackRock Smart Beta 50 VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term capital appreciation and capital preservation.
TA BlackRock Smart Beta 75 - Service Class	Transamerica BlackRock Smart Beta 75 VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term capital appreciation with capital preservation as a secondary objective.
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class	BlackRock Financial Management, Inc.
Investment Objective: Capital appreciation with current income as secondary objective.
TA Clarion Global Real Estate Securities - Service Class	Transamerica Clarion Global Real Estate Securities VP – Service Class	CBRE Clarion Securities, LLC
Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
TA International Equity Index - Service Class(4)	Transamerica International Equity Index VP - Service Class(4)	SSGA Funds Management, Inc.(4)
Investment Objective: Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP–Service Class	Janus Capital Management LLC
Investment Objective: Long-term capital growth, consistent with preservation of capital and balanced by current income.
TA Janus Mid-Cap Growth - Service Class	Transamerica Janus Mid-Cap Growth VP – Service Class	Janus Capital Management LLC
Investment Objective: Capital appreciation.
TA Legg Mason Dynamic Allocation - Balanced - Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP - Service Class	QS Investors, LLC
Investment Objective: Seeks capital appreciation and income.
TA Legg Mason Dynamic Allocation - Growth - Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP - Service Class	QS Investors, LLC
Investment Objective: Seeks capital appreciation and income.
TA MFS International Equity - Service Class	Transamerica MFS International Equity VP – Service Class	MFS ® Investment Management
Investment Objective: Capital growth.
TA Madison Balanced Allocation - Service Class	Transamerica Madison Balanced Allocation VP - Service Class	Madison Asset Management. LLC
Investment Objective: Capital appreciation and current income.
TA Madison Conservative Allocation - Service Class	Transamerica Madison Conservative Allocation VP - Service Class	Madison Asset Management. LLC
Investment Objective: Current income and preservation of capital.
TA Madison Diversified Income - Service Class	Transamerica Madison Diversified Income VP - Service Class	Madison Asset Management. LLC
Investment Objective: High total return through the combination of income and capital appreciation.
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Balance capital appreciation and income.
TA Managed Risk - Conservative ETF - Service Class	Transamerica Managed Risk - Conservative ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Current income and preservation of capital.
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical–Balanced VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks combination of capital appreciation and income.
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical–Conservative VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks combination of capital appreciation and income.
76

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical–Growth VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks combination of capital appreciation and income.
TA PIMCO Total Return - Service Class	Transamerica PIMCO Total Return VP – Service Class	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA PineBridge Inflation Opportunities- Service Class	Transamerica PineBridge Inflation Opportunities VP - Service Class	PineBridge Investments LLC
Investment Objective: Maximum real return consistent with preservation of real capital and prudent investment management.
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class	QS Investors, LLC
Investment Objective: Current income and preservation of capital.
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class	QS Investors, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA QS Investors Active Asset Allocation - Moderate - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate VP - Service Class	QS Investors, LLC
Investment Objective: Capital appreciation and current income.
TA T. Rowe Price Small Cap - Service Class	Transamerica T. Rowe Price Small Cap VP – Service Class	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA TS&W International Equity - Service Class	Transamerica TS&W International Equity VP – Service Class	Thompson, Siegel & Walmsley LLC
Investment Objective: Long-term capital appreciation.
TA U.S. Equity Index - Service Class(5)	Transamerica U.S. Equity Index VP - Service Class(5)	SSGA Funds Management, Inc.(5)
Investment Objective: Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.
(1)	Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.
(2)	There can be no assurance that the Transamerica Aegon Government Money Market VP - Service Class portfolio will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of policy charges, the yield on the TA Aegon Government Money Market - Service Class subaccount may become extremely low and possibly negative.
(3)	This subaccount will become available on or about June 1, 2017.
(4)	Effective on or about May 1, 2017, Transamerica International Equity Index VP subadvised by SSGA Funds Management, Inc. will be added.
(5)	Effective on or about May 1, 2017, Transamerica International Equity Index VP subadvised by SSGA Funds Management, Inc. will be added.
* All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the subadvisers unless otherwise indicated.
Certain subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any subaccount at any time. In some cases, a subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a subaccount, please contact your financial intermediary or our Administrative Office.
77

CLOSED INVESTMENT OPTIONS:
The following subaccount is only available to owners that held an investment in this subaccount prior to September 17, 2012. However, if any such owner surrenders all of his or her money from this subaccount on or after September 17, 2012, that owner may no longer reinvest in this subaccount.
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.
State Street Total Return V.I.S. Fund - Class 3	State Street Total Return V.I.S. Fund - Class 3	SSGA Funds Management, Inc.
Effective open of business September 17, 2012, the following subaccount is closed to new investments:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund - Class 2	Franklin Advisers, Inc.
78

APPENDIX
Designated Investment Options
The table below identifies the Designated Investment Options available for use with the Guaranteed Minimum Death Benefits and our Guaranteed Lifetime Withdrawal Benefits.
	Retirement Income Max® Rider	Retirement Income Max® Rider	Retirement Income Max® Rider	Retirement Income Choice® 1.6 Rider Designated Allocation Groups
Funds	Before 12/12/11	12/12/11 to 11/9/14	11/10/14 and After	A	B	C
AB Balanced Wealth Strategy Portfolio - Class B(2)				√
American Funds - Bond FundSM - Class 2	√	√	√			√
State Street Total Return V.I.S. Fund - Class 3(2)				√
TA AB Dynamic Allocation - Service Class	√					√
TA Aegon Government Money Market - Service Class	√	√	√			√
TA Aegon U.S. Government Securities - Service Class	√	√	√			√
TA American Funds Managed Risk - Balanced - Service Class(1)	√	√			√
TA BlackRock Equity Smart Beta 100 - Service Class
TA BlackRock Global Allocation - Service Class				√
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class(1)	√	√			√
TA BlackRock Global Allocation Managed Risk - Growth - Service Class(1)	√			√
TA BlackRock Smart Beta 50 - Service Class				√
TA BlackRock Smart Beta 75 - Service Class
TA BlackRock Tactical Allocation - Service Class(1)					√
TA Janus Balanced - Service Class				√
TA Legg Mason Dynamic Allocation - Balanced - Service Class(1)	√	√	√		√
TA Legg Mason Dynamic Allocation - Growth - Service Class(1)				√
TA Madison Balanced Allocation - Service Class(1)	√	√			√
TA Madison Conservative Allocation - Service Class(1)	√	√	√			√
TA Madison Diversified Income - Service Class(3)	√	√	√		√
TA Managed Risk - Balanced ETF - Service Class(1)	√	√	√		√
TA Managed Risk - Conservative ETF - Service Class(1)	√	√	√			√
TA Managed Risk - Growth ETF - Service Class(1)				√
TA PIMCO Tactical - Balanced - Service Class(1)	√	√			√
TA PIMCO Tactical - Conservative - Service Class(1)						√
TA PIMCO Tactical - Growth - Service Class(1)				√
TA PIMCO Total Return - Service Class	√	√	√			√
TA PineBridge Inflation Opportunities- Service Class	√	√	√			√
TA QS Investors Active Asset Allocation - Conservative - Service Class(1)	√	√	√			√
TA QS Investors Active Asset Allocation - Moderate - Service Class(1)(3)	√	√	√		√
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class(1)				√
Fixed Account	√	√	√			√
(1)	This subaccount invests in an underlying fund that utilized a volatility management strategy as part of its investment objective and/or principal
79

Designated Investment Options — (Continued)
investment strategy. See “Investment Restrictions” earlier in the prospectus for information on how volatility management strategies may impact your policy value in certain optional riders.
(2)	This subaccount will be available as a designated fund for the Retirement Income Choice® 1.6 rider on or about June 1, 2017.
(3)	This subaccount will be available as a designated fund for the Retirement Income Max® rider on or about June 1, 2017.
Certain designated investment options may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any designated investment option at any time. In some cases, a designated investment option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a designated investment option, please contact your financial intermediary or our Administrative Office.
80

APPENDIX
CONDENSED FINANCIAL INFORMATION
The following tables list the accumulation unit value information for accumulation units outstanding for policies with the highest total separate account expenses and policies with the lowest total separate account expenses (including any applicable fund facilitation fees) available on December 31, 2016. Should the total separate account expense applicable to your policy fall between the highest and lowest charges, AND you wish to see a copy of the Condensed Financial Information applicable to your policy, such information is contained in the SAI. You can obtain a copy of the SAI FREE OF CHARGE by contacting us at:
Calling:	(800) 525-6205
Writing:	Transamerica Life Insurance Company 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001

Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(1) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.665955 $1.679215 $1.600676 $1.405556 $1.265900 $1.333173 $1.234087 $1.012438 $1.000000	$1.704297 $1.665955 $1.679215 $1.600676 $1.405556 $1.265900 $1.333173 $1.234087 $1.012438	8,614.357 8,679.748 7,133.088 18,476.268 904.352 549.150 5,378.614 0.000 0.000
American Funds - Asset Allocation FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.547873 $1.560096 $1.512801 $1.249960 $1.099572 $1.109332 $1.007699 $0.989771	$1.657175 $1.547873 $1.560096 $1.512801 $1.249960 $1.099572 $1.109332 $1.007699	1,180,402.865 1,111,744.963 1,179,830.746 1,016,540.768 516,093.508 437,403.896 135,665.227 0.000
American Funds - Bond FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.071594 $1.092175 $1.060248 $1.107483 $1.074257 $1.034670 $0.993413 $1.000892	$1.079458 $1.071594 $1.092175 $1.060248 $1.107483 $1.074257 $1.034670 $0.993413	131,514.325 150,598.771 123,757.324 162,553.141 251,798.552 152,199.563 45,533.387 0.000
American Funds - Growth FundSM - Class 2(2) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.777537 $1.700057 $1.601217 $1.257803 $1.090519 $1.164254 $1.002561 $0.986474	$1.904411 $1.777537 $1.700057 $1.601217 $1.257803 $1.090519 $1.164254 $1.002561	364,067.426 267,195.140 435,310.877 163,246.842 131,805.976 216,429.230 184,148.644 0.000
American Funds - Growth-Income FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.703310 $1.715827 $1.585022 $1.213392 $1.055668 $1.098962 $1.007946 $0.986795	$1.858778 $1.703310 $1.715827 $1.585022 $1.213392 $1.055668 $1.098962 $1.007946	65,290.954 79,649.755 111,159.761 95,350.912 67,055.547 44,659.678 9,310.735 0.000
81

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.378450 $1.399606 $1.296321 $1.107412 $0.982896 $1.041380 $0.901140 $0.663853 $1.000000	$1.447227 $1.378450 $1.399606 $1.296321 $1.107412 $0.982896 $1.041380 $0.901140 $0.663853	996,016.636 779,890.942 771,933.450 351,968.019 286,900.899 282,287.498 131,950.363 78,165.444 0.000
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.142475 $1.252548 $1.220029 $1.091097 $0.987050 $0.982343 $0.888410 $0.667633 $0.967204 $1.000000	$1.278452 $1.142475 $1.252548 $1.220029 $1.091097 $0.987050 $0.982343 $0.888410 $0.667633 $0.967204	190,528.289 241,810.742 288,172.475 310,048.218 449,474.916 190,080.438 100,543.100 36,920.627 22,397.977 0.000
State Street Total Return V.I.S. Fund - Class 3(1)(3) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.252072 $1.295765 $1.259100 $1.121354 $1.020059 $1.074749 $1.003337 $0.988803	$1.300948 $1.252072 $1.295765 $1.259100 $1.121354 $1.020059 $1.074749 $1.003337	76,150.545 53,836.856 75,162.993 84,232.877 118,498.130 173,633.860 32,381.232 0.000
TA AB Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.075212 $1.100258 $1.064161 $1.014505 $0.977247 $0.979463 $0.914390 $0.710376 $1.149055 $0.989965	$1.076214 $1.075212 $1.100258 $1.064161 $1.014505 $0.977247 $0.979463 $0.914390 $0.710376 $1.149055	926,815.942 978,307.584 1,086,366.286 1,322,320.748 1,288,155.924 998,971.583 33,747.651 26,968.407 6,687.833 6,776.405
TA Aegon Government Money Market - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.920298 $0.937744 $0.955517 $0.973625 $0.992177 $1.010924 $1.030079 $1.049513 $1.046863 $1.018335	$0.903224 $0.920298 $0.937744 $0.955517 $0.973625 $0.992177 $1.010924 $1.030079 $1.049513 $1.046863	586,191.586 823,883.446 875,828.479 2,883,311.355 2,250,858.418 1,481,724.666 729,816.250 399,264.666 676,118.179 343,026.579
TA Aegon High Yield Bond - Service Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.438804 $1.532018 $1.506799 $1.444044 $1.256721 $1.224966 $1.112807 $0.772135 $1.055670 $1.057560	$1.623881 $1.438804 $1.532018 $1.506799 $1.444044 $1.256721 $1.224966 $1.112807 $0.772135 $1.055670	109,386.647 84,719.813 130,707.695 132,124.752 209,352.426 217,262.574 62,220.674 33,540.262 0.000 0.000
82

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.234484 $1.260154 $1.229728 $1.285051 $1.248835 $1.186078 $1.159638 $1.134074 $1.075910 $1.036528	$1.213220 $1.234484 $1.260154 $1.229728 $1.285051 $1.248835 $1.186078 $1.159638 $1.134074 $1.075910	129,455.073 166,675.608 152,316.757 260,078.398 912,861.764 909,434.674 598,532.880 477,437.077 444,400.151 0.000
PAM TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date November 3, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.234484 $1.260154 $1.229728 $1.285051 $1.248835 $1.186078 $1.159638 $1.134074 $1.075910 $1.036528	$1.213220 $1.234484 $1.260154 $1.229728 $1.285051 $1.248835 $1.186078 $1.159638 $1.134074 $1.075910	385,582.503 707,460.508 364,857.512 420,044.489 604,309.892 880,669.842 626,365.072 515,621.744 787,322.762 81,371.416
TA American Funds Managed Risk - Balanced - Service Class Subaccount Inception Date May 1, 2015	2016 2015	$9.499167 $9.999484	$9.920148 $9.499167	7,344.544 7,185.280
TA Barrow Hanley Dividend Focused - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.235633 $1.309280 $1.191890 $0.934778 $0.854615 $0.849934 $0.786258 $0.704580 $1.088974 $1.063525	$1.389582 $1.235633 $1.309280 $1.191890 $0.934778 $0.854615 $0.849934 $0.786258 $0.704580 $1.088974	797,629.690 713,307.947 848,485.651 522,508.531 499,048.470 602,615.499 513,541.712 177,029.895 36,500.817 35,915.227
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount Inception Date March 21, 2016	2016	$9.998457	$10.434926	0.000
TA BlackRock Global Allocation - Service Class Subaccount Inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.424342 $1.469435 $1.472940 $1.312916 $1.217802 $1.291530 $1.200030 $1.000000	$1.461601 $1.424342 $1.469435 $1.472940 $1.312916 $1.217802 $1.291530 $1.200030	2,333,058.828 2,406,444.785 2,799,835.918 3,146,980.705 3,050,316.723 3,285,308.240 1,742,008.410 130,561.494
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount Inception Date November 10, 2014	2016 2015 2014	$9.384925 $9.902368 $9.998453	$9.244592 $9.384925 $9.902368	0.000 0.000 0.000
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount Inception Date November 10, 2014	2016 2015 2014	$9.189175 $9.862474 $9.998453	$9.001257 $9.189175 $9.862474	34,788.035 44,723.056 39,907.684
TA BlackRock Smart Beta 50 - Service Class Subaccount Inception Date March 21, 2016	2016	$9.998457	$10.119562	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount Inception Date March 21, 2016	2016	$9.998457	$10.188554	0.000
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.609357 $1.641985 $1.592449 $1.44391 $1.337994 $1.314161 $1.203782 $1.000000	$1.656938 $1.609357 $1.641985 $1.592449 $1.444391 $1.337994 $1.314161 $1.203782	1,890,240.110 1,991,217.425 2,333,424.667 1,671,552.706 1,676,025.516 998,952.622 439,035.128 39,945.950
83

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.170103 $1.202816 $1.081846 $1.062988 $0.866776 $0.939678 $0.830462 $0.636251 $1.127580 $1.234393	$1.153149 $1.170103 $1.202816 $1.081846 $1.062988 $0.866776 $0.939678 $0.830462 $0.636251 $1.127580	159,128.167 160,524.731 198,692.198 104,367.748 115,121.413 71,582.675 56,741.049 34,859.190 33,217.449 18,865.159
TA Janus Balanced - Service Class Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.169899 $1.190678 $1.125193 $0.963352 $0.872677 $0.997017 $0.985386 $0.986564	$1.195445 $1.169899 $1.190678 $1.125193 $0.963352 $0.872677 $0.997017 $0.985386	802,215.938 832,146.036 931,620.202 822,699.055 581,781.614 566,641.506 213,727.512 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.556939 $1.674671 $1.710959 $1.255837 $1.176573 $1.287990 $0.982522 $0.625274 $1.189694 $0.991858	$1.492786 $1.556939 $1.674671 $1.710959 $1.255837 $1.176573 $1.287990 $0.982522 $0.625274 $1.189694	147,037.463 148,354.762 201,515.380 216,249.832 179,530.045 203,362.476 127,657.607 27,347.953 25,842.364 21,301.345
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.104955 $1.149832 $1.080070 $1.006254 $1.000000	$1.077146 $1.104955 $1.149832 $1.080070 $1.006254	383,094.154 380,109.403 366,310.600 337,473.150 170,597.444
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.148636 $1.206036 $1.136037 $1.001328 $1.000000	$1.116125 $1.148636 $1.206036 $1.136037 $1.001328	47,286.378 46,149.687 62,292.057 62,151.230 33,482.146
TA Madison Balanced Allocation - Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.148319 $1.178789 $1.135953 $1.021206 $0.960930 $1.000000	$1.186146 $1.148319 $1.178789 $1.135953 $1.021206 $0.960930	50,285.495 60,036.843 70,050.955 118,562.554 39,499.832 1,618.352
TA Madison Conservative Allocation - Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.078781 $1.107545 $1.077348 $1.027324 $0.984632 $1.000000	$1.102036 $1.078781 $1.107545 $1.077348 $1.027324 $0.984632	344,236.560 366,932.639 394,262.653 974,433.438 882,060.838 0.000
TA Madison Diversified Income - Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.144623 $1.164677 $1.121650 $1.046474 $1.009318 $1.000000	$1.200168 $1.144623 $1.164677 $1.121650 $1.046474 $1.009318	533,643.362 603,640.231 714,666.960 527,734.990 407,075.138 54,310.230
84

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.160750 $1.204116 $1.173610 $1.073216 $1.008991 $1.013256 $0.932770 $0.815656 $1.000000	$1.181908 $1.160750 $1.204116 $1.173610 $1.073216 $1.008991 $1.013256 $0.932770 $0.815656	902,995.213 991,221.095 1,015,849.195 1,231,933.221 1,139,145.145 799,570.081 231,910.845 185,075.215 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.204921 $1.236318 $1.197069 $1.135030 $1.084909 $1.071463 $0.997783 $0.999948	$1.230707 $1.204921 $1.236318 $1.197069 $1.135030 $1.084909 $1.071463 $0.997783	151,272.607 149,664.024 137,351.257 282,089.323 286,172.484 130,276.861 927.933 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.154266 $1.219038 $1.194759 $1.024959 $0.936339 $0.965040 $0.870203 $0.719866 $1.000000	$1.185691 $1.154266 $1.219038 $1.194759 $1.024959 $0.936339 $0.965040 $0.870203 $0.719866	1,707,822.058 1,952,934.568 2,073,393.881 2,055,451.009 1,419,392.448 1,081,367.173 1,143,705.016 866,031.593 643,424.842
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.111624 $1.135506 $1.223257 $1.058428 $0.885059 $1.004489 $0.927939 $0.715058 $1.130491 $1.058240	$1.089491 $1.111624 $1.135506 $1.223257 $1.058428 $0.885059 $1.004489 $0.927939 $0.715058 $1.130491	166,015.540 181,776.504 202,136.791 198,507.951 241,626.934 245,259.829 223,871.740 136,937.087 142,098.434 90,369.755
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.008486 $1.054499 $0.996498 $0.907874 $0.915447	$1.042977 $1.008486 $1.054499 $0.996498 $0.907874	251,750.037 265,316.865 308,312.370 206,655.177 71,810.843
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$0.966543 $1.005802 $0.942677 $0.888152 $0.892969	$0.995788 $0.966543 $1.005802 $0.942677 $0.888152	880,382.618 893,327.121 1,007,454.650 760,510.413 726,328.729
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$0.966707 $1.020342 $0.977236 $0.852535 $0.864149	$0.994944 $0.966707 $1.020342 $0.977236 $0.852535	161,406.071 165,867.489 187,878.318 179,937.143 161,666.346
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.322988 $1.341183 $1.309833 $1.372676 $1.303442 $1.253577 $1.194546 $1.051601 $1.105623 $1.035566	$1.330518 $1.322988 $1.341183 $1.309833 $1.372676 $1.303442 $1.253577 $1.194546 $1.051601 $1.105623	1,089,134.093 1,193,797.599 1,498,103.904 1,677,683.660 1,718,360.249 1,549,765.279 1,233,602.205 790,154.232 211,893.582 124,982.616
85

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PineBridge Inflation Opportunities- Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$0.952309 $0.999060 $0.984775 $1.109433 $1.063648 $1.000000	$0.970129 $0.952309 $0.999060 $0.984775 $1.109433 $1.063648	221,729.723 238,505.464 284,974.863 445,560.764 473,383.896 228,474.322
TA ProFunds UltraBear Fund - Service Class OAM Subaccount inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.078486 $0.086256 $0.118112 $0.219265 $0.316659 $0.403088 $0.560855 $1.000000	$0.058862 $0.078486 $0.086256 $0.118112 $0.219265 $0.316659 $0.403088 $0.560855	3,658,510.609 3,390,436.613 1,393,676.037 1,382,310.539 2,201,970.019 2,241,749.001 470,431.312 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception Date December 9, 2011	2016 2015 2014 2013 2012 2011	$1.048667 $1.094425 $1.076413 $1.024432 $0.977710 $1.000000	$1.056411 $1.048667 $1.094425 $1.076413 $1.024432 $0.977710	520,476.635 567,216.993 679,669.538 863,877.011 706,631.056 511,159.481
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.061172 $1.156934 $1.142085 $0.998889 $0.978398	$1.061916 $1.061172 $1.156934 $1.142085 $0.998889	807,924.460 849,130.216 967,150.073 1,120,318.669 1,008,177.845
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.060346 $1.128773 $1.110078 $1.018008 $1.000981	$1.063349 $1.060346 $1.128773 $1.110078 $1.018008	1,233,353.038 2,353,023.658 2,419,878.165 2,929,042.165 2,542,416.366
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.878027 $1.873345 $1.796759 $1.274113 $1.125048 $1.129298 $0.858378 $0.632312 $1.013242 $0.944996	$2.045873 $1.878027 $1.873345 $1.796759 $1.274113 $1.125048 $1.129298 $0.858378 $0.632312 $1.013242	141,234.439 147,517.680 185,810.338 190,545.208 110,766.092 191,118.134 183,919.660 27,681.631 57,694.968 65,322.019
TA TS&W International Equity - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.004112 $1.012669 $1.090589 $0.895692 $0.783946 $0.935021 $0.880545 $0.713948 $1.193650 $1.055268	$0.992976 $1.004112 $1.012669 $1.090589 $0.895692 $0.783946 $0.935021 $0.880545 $0.713948 $1.193650	118,673.406 147,335.277 158,023.961 180,525.296 197,535.199 209,081.744 142,155.233 138,862.062 93,823.825 64,036.082

86

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(1) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.689420 $1.699537 $1.616878 $1.417003 $1.273704 $1.338773 $1.236838 $1.012714 $1.000000	$1.731678 $1.689420 $1.699537 $1.616878 $1.417003 $1.273704 $1.338773 $1.236838 $1.012714	1,131,840.056 1,306,081.163 1,422,939.250 1,491,007.102 1,432,620.673 1,429,797.562 930,865.780 240,848.455 0.000
American Funds - Asset Allocation FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.566555 $1.575848 $1.525087 $1.257639 $1.104143 $1.111765 $1.007931 $0.989776	$1.680454 $1.566555 $1.575848 $1.525087 $1.257639 $1.104143 $1.111765 $1.007931	4,702,515.935 4,825,804.711 5,146,725.066 5,323,474.428 3,676,759.525 2,938,838.821 1,577,513.531 78,055.631
American Funds - Bond FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.084533 $1.103200 $1.068852 $1.114281 $1.078725 $1.036944 $0.993644 $1.000897	$1.094642 $1.084533 $1.103200 $1.068852 $1.114281 $1.078725 $1.036944 $0.993644	1,233,068.813 1,565,485.160 1,775,462.519 2,046,422.654 2,284,075.307 1,475,513.641 598,788.904 63,418.369
American Funds - Growth FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.798987 $1.717205 $1.614205 $1.265528 $1.095054 $1.166806 $1.002789 $0.986479	$1.931159 $1.798987 $1.717205 $1.614205 $1.265528 $1.095054 $1.166806 $1.002789	1,091,000.817 1,242,965.271 1,210,637.525 1,487,993.910 1,214,358.831 1,236,988.228 364,500.005 0.000
American Funds - Growth-Income FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.723872 $1.733141 $1.597873 $1.220832 $1.060047 $1.101360 $1.008181 $0.986801	$1.884890 $1.723872 $1.733141 $1.597873 $1.220832 $1.060047 $1.101360 $1.008181	1,043,515.099 1,303,973.119 1,169,617.114 1,254,138.324 768,909.557 586,825.250 207,455.738 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.399384 $1.418064 $1.310837 $1.117617 $0.989990 $1.046837 $0.904091 $0.664725 $1.000000	$1.472087 $1.399384 $1.418064 $1.310837 $1.117617 $0.989990 $1.046837 $0.904091 $0.664725	7,784,382.178 3,936,358.618 5,383,306.760 3,597,438.990 2,615,314.521 1,966,094.951 1,230,864.929 917,997.573 64,280.341
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.162137 $1.271599 $1.236152 $1.103334 $0.996141 $0.989452 $0.893086 $0.669833 $0.968475 $1.000000	$1.303019 $1.162137 $1.271599 $1.236152 $1.103334 $0.996141 $0.989452 $0.893086 $0.669833 $0.968475	1,792,714.114 2,327,230.837 2,972,749.900 3,687,409.884 4,591,566.929 4,699,219.287 2,747,692.055 1,900,072.534 1,354,399.684 656,829.077
87

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
State Street Total Return V.I.S. Fund - Class 3(1)(3) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.267190 $1.308836 $1.269323 $1.128247 $1.024302 $1.077107 $1.003571 $0.988808	$1.319241 $1.267190 $1.308836 $1.269323 $1.128247 $1.024302 $1.077107 $1.003571	966,605.027 1,035,773.734 1,146,947.702 930,123.874 1,070,281.005 945,374.429 373,010.145 0.000
TA AB Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.095845 $1.119156 $1.080308 $1.027884 $0.988176 $0.988475 $0.920995 $0.714117 $1.152836 $0.991257	$1.099019 $1.095845 $1.119156 $1.080308 $1.027884 $0.988176 $0.988475 $0.920995 $0.714117 $1.152836	2,168,540.223 2,716,338.994 3,471,606.740 3,551,617.181 3,944,687.794 3,274,073.330 648,000.076 424,103.009 247,413.176 283,945.085
TA Aegon Government Money Market - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.937991 $0.953893 $0.970044 $0.986477 $1.003308 $1.020273 $1.037558 $1.055058 $1.050319 $1.019675	$0.922384 $0.937991 $0.953893 $0.970044 $0.986477 $1.003308 $1.020273 $1.037558 $1.055058 $1.050319	5,532,235.165 5,500,127.529 7,315,715.873 9,749,746.220 5,931,917.887 8,011,234.814 5,034,841.530 5,206,256.150 10,380,130.853 2,769,227.153
TA Aegon High Yield Bond - Service Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.466323 $1.558252 $1.529593 $1.463013 $1.270727 $1.236198 $1.120823 $0.776180 $1.059115 $1.058929	$1.658183 $1.466323 $1.558252 $1.529593 $1.463013 $1.270727 $1.236198 $1.120823 $0.776180 $1.059115	1,293,828.893 1,753,000.287 2,133,934.307 2,981,657.984 2,696,670.238 2,168,963.379 1,459,677.573 863,904.686 408,612.174 385,946.596
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.258195 $1.281833 $1.248433 $1.302033 $1.262846 $1.197044 $1.168061 $1.140067 $1.079456 $1.037892	$1.238951 $1.258195 $1.281833 $1.248433 $1.302033 $1.262846 $1.197044 $1.168061 $1.140067 $1.079456	2,139,912.133 2,875,528.130 2,734,412.154 3,984,561.403 6,849,344.521 5,987,222.010 5,682,475.784 3,456,286.339 1,422,883.555 115,935.315
PAM TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date November 3, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.258195 $1.281833 $1.248433 $1.302033 $1.262846 $1.197044 $1.168061 $1.140067 $1.079456 $1.037892	$1.238951 $1.258195 $1.281833 $1.248433 $1.302033 $1.262846 $1.197044 $1.168061 $1.140067 $1.079456	95,243.038 82,079.944 52,570.024 55,413.679 182,547.959 346,377.467 209,616.765 366,923.232 575,634.300 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount Inception Date May 1, 2015	2016 2015	$9.511711 $9.999538	$9.952736 $9.511711	121,152.767 60,945.485
88

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Barrow Hanley Dividend Focused - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.259359 $1.331809 $1.210018 $0.947133 $0.864195 $0.857778 $0.791956 $0.708289 $1.092545 $1.064914	$1.419041 $1.259359 $1.331809 $1.210018 $0.947133 $0.864195 $0.857778 $0.791956 $0.708289 $1.092545	2,103,026.114 2,581,469.564 2,926,858.669 3,012,645.968 3,157,997.898 3,387,784.089 3,546,773.433 2,333,334.998 1,122,070.819 983,966.601
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998618	$10.451017	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.443076 $1.485846 $1.486471 $1.322389 $1.224178 $1.295746 $1.201597 $1.000000	$1.483723 $1.443076 $1.485846 $1.486471 $1.322389 $1.224178 $1.295746 $1.201597	8,802,956.161 10,409,725.318 11,309,294.633 12,072,281.010 12,760,628.878 13,216,295.000 8,245,776.242 3,596,173.450
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount inception Date November 10, 2014	2016 2015 2014	$9.406129 $9.905250 $9.998614	$9.283662 $9.406129 $9.905250	112,346.739 99,978.827 33,051.418
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception Date November 10, 2014	2016 2015 2014	$9.209947 $9.865343 $9.998614	$9.039297 $9.209947 $9.865343	35,850.739 22,954.013 0.000
TA BlackRock Smart Beta 50 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998618	$10.135169	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998618	$10.204266	0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.630599 $1.660386 $1.607128 $1.454844 $1.345008 $1.318472 $1.205357 $1.000000	$1.682103 $1.630599 $1.660386 $1.607128 $1.454844 $1.345008 $1.318472 $1.205357	10,240,852.153 11,815,747.972 13,655,504.243 11,570,930.331 9,021,285.214 4,719,066.257 2,147,694.970 403,876.282
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.192581 $1.223519 $1.098308 $1.077042 $0.876508 $0.948374 $0.836507 $0.639615 $1.131291 $1.235999	$1.177614 $1.192581 $1.223519 $1.098308 $1.077042 $0.876508 $0.948374 $0.836507 $0.639615 $1.131291	882,112.667 1,067,118.820 1,736,552.496 1,207,260.195 1,461,093.575 929,301.296 627,682.389 393,492.088 429,111.314 383,065.961
TA Janus Balanced - Service Class Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.184043 $1.202702 $1.134332 $0.969277 $0.876298 $0.999198 $0.985611 $0.986569	$1.212256 $1.184043 $1.202702 $1.134332 $0.969277 $0.876298 $0.999198 $0.985611	2,766,608.146 2,934,454.811 2,732,287.483 2,992,937.892 1,568,555.272 1,209,880.377 619,896.171 54,170.345
89

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Janus Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.586849 $1.703478 $1.736980 $1.272439 $1.189779 $1.299896 $0.989658 $0.628577 $1.193621 $0.993158	$1.524450 $1.586849 $1.703478 $1.736980 $1.272439 $1.189779 $1.299896 $0.989658 $0.628577 $1.193621	785,401.429 975,971.589 1,082,247.456 1,202,810.115 1,150,281.823 1,285,472.496 425,696.761 275,521.723 167,256.060 75,807.290
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.112962 $1.155892 $1.083621 $1.007584 $1.000000	$1.087081 $1.112962 $1.155892 $1.083621 $1.007584	2,868,518.454 3,945,645.413 6,044,061.327 3,497,083.024 1,175,686.799
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.156942 $1.212370 $1.139762 $1.002635 $1.000000	$1.126411 $1.156942 $1.212370 $1.139762 $1.002635	992,117.297 1,419,311.368 1,305,507.490 669,674.983 206,887.060
TA Madison Balanced Allocation - Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.158905 $1.187322 $1.141921 $1.024552 $0.962185 $1.000000	$1.199430 $1.158905 $1.187322 $1.141921 $1.024552 $0.962185	70,277.678 90,213.920 397,280.038 253,180.484 200,785.291 48,789.032
TA Madison Conservative Allocation - Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.088721 $1.115557 $1.083020 $1.030709 $0.985925 $1.000000	$1.114374 $1.088721 $1.115557 $1.083020 $1.030709 $0.985925	231,170.350 299,754.140 556,116.708 614,619.305 896,142.341 211,846.350
TA Madison Diversified Income - Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.155163 $1.173093 $1.127532 $1.049902 $1.010639 $1.000000	$1.213596 $1.155163 $1.173093 $1.127532 $1.049902 $1.010639	1,145,511.526 1,099,526.556 1,434,193.807 1,391,420.037 1,120,933.417 592,411.621
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.178376 $1.220001 $1.186749 $1.083107 $1.016279 $1.018584 $0.935839 $0.816736 $1.000000	$1.202218 $1.178376 $1.220001 $1.186749 $1.083107 $1.016279 $1.018584 $0.935839 $0.816736	10,508,060.370 11,282,060.534 14,681,811.663 18,842,696.436 10,560,756.065 5,096,774.001 613,465.532 748,782.638 266,216.046
TA Managed Risk - Conservative ETF - Service Class Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.219479 $1.248805 $1.206783 $1.141997 $1.089421 $1.073814 $0.998015 $0.999954	$1.248018 $1.219479 $1.248805 $1.206783 $1.141997 $1.089421 $1.073814 $0.998015	3,915,452.248 3,994,870.489 7,046,121.503 5,061,111.729 4,529,701.565 1,675,609.598 715,591.901 0.000
90

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.171802 $1.235133 $1.208149 $1.034414 $0.943111 $0.970105 $0.873054 $0.720815 $1.000000	$1.206064 $1.171802 $1.235133 $1.208149 $1.034414 $0.943111 $0.970105 $0.873054 $0.720815	8,093,808.873 17,360,957.280 19,961,675.178 12,313,044.187 8,851,082.151 6,936,367.632 6,041,137.262 5,259,673.885 779,065.245
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.132967 $1.155030 $1.241863 $1.072425 $0.894981 $1.013763 $0.934669 $0.718825 $1.134210 $1.059617	$1.112581 $1.132967 $1.155030 $1.241863 $1.072425 $0.894981 $1.013763 $0.934669 $0.718825 $1.134210	1,087,197.875 1,312,722.698 2,557,173.537 2,480,201.984 990,797.862 797,189.601 780,952.125 572,957.821 499,722.780 433,370.442
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.020708 $1.065177 $1.004616 $0.913472 $0.920570	$1.057681 $1.020708 $1.065177 $1.004616 $0.913472	4,262,579.837 5,549,506.023 3,931,536.405 3,587,663.003 4,192,858.482
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$0.978248 $1.015982 $0.950344 $0.893621 $0.897963	$1.009820 $0.978248 $1.015982 $0.950344 $0.893621	904,064.151 1,128,080.828 1,314,060.335 1,513,407.228 1,012,242.699
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$0.978415 $1.030661 $0.985183 $0.857782 $0.868980	$1.008967 $0.978415 $1.030661 $0.985183 $0.857782	1,555,603.769 1,412,494.405 809,098.430 547,274.401 364,976.863
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.348398 $1.364263 $1.329750 $1.390809 $1.318054 $1.265142 $1.203194 $1.057139 $1.109256 $1.036920	$1.358733 $1.348398 $1.364263 $1.329750 $1.390809 $1.318054 $1.265142 $1.203194 $1.057139 $1.109256	7,515,510.087 9,249,735.120 9,839,919.431 13,306,091.387 16,611,637.116 13,093,970.060 10,865,096.796 6,723,271.642 2,498,454.315 547,341.603
TA PineBridge Inflation Opportunities- Service Class Subaccount inception Date May 3, 2011	2016 2015 2014 2013 2012 2011	$0.961102 $1.006309 $0.989977 $1.113096 $1.065040 $1.000000	$0.981026 $0.961102 $1.006309 $0.989977 $1.113096 $1.065040	1,245,016.053 1,650,408.306 2,235,537.597 2,298,513.376 4,505,802.712 2,345,673.577
TA ProFunds UltraBear Fund - Service Class OAM Subaccount inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.079501 $0.087228 $0.119204 $0.220871 $0.318340 $0.404424 $0.561600 $1.000000	$0.059730 $0.079501 $0.087228 $0.119204 $0.220871 $0.318340 $0.404424 $0.561600	10,443,109.520 8,579,366.936 5,319,504.074 3,866,082.993 7,074,714.613 7,896,840.872 1,246,374.161 36,339.146
91

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception Date December 9, 2011	2016 2015 2014 2013 2012 2011	$1.058355 $1.102373 $1.082096 $1.027806 $0.978990 $1.000000	$1.068265 $1.058355 $1.102373 $1.082096 $1.027806 $0.978990	2,813,172.478 3,149,028.431 3,696,759.615 4,405,984.226 5,917,737.824 1,877,411.764
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.070937 $1.165292 $1.148078 $1.002173 $0.980324	$1.073797 $1.070937 $1.165292 $1.148078 $1.002173	1,791,125.317 2,230,331.408 4,534,907.518 4,569,552.685 2,033,036.421
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.070109 $1.136930 $1.115909 $1.021349 $1.002949	$1.075238 $1.070109 $1.136930 $1.115909 $1.021349	4,289,615.520 4,817,061.698 6,972,267.050 8,487,367.559 3,749,610.523
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.914075 $1.905558 $1.824060 $1.290932 $1.137656 $1.139719 $0.864603 $0.635650 $1.016578 $0.946210	$2.089231 $1.914075 $1.905558 $1.824060 $1.290932 $1.137656 $1.139719 $0.864603 $0.635650 $1.016578	1,369,115.027 1,522,928.003 1,895,824.493 2,776,829.968 1,352,106.848 1,197,448.131 531,073.357 525,139.979 290,417.279 217,418.369
TA TS&W International Equity - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.023341 $1.030034 $1.107117 $0.907488 $0.792697 $0.943609 $0.886892 $0.717685 $1.197548 $1.056631	$1.013988 $1.023341 $1.030034 $1.107117 $0.907488 $0.792697 $0.943609 $0.886892 $0.717685 $1.197548	404,021.154 560,421.546 1,275,952.005 2,845,637.750 678,685.365 667,165.900 657,748.542 1,005,468.530 785,316.171 669,723.474
(1)	The beginning and ending AUV for this fund also reflects a 0.20% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(2)	The beginning and ending AUV for this fund also reflects a 0.30% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(3)	Effective November 30, 2016, GE Investments Total Return Fund was renamed State Street Total Return V.I.S. Fund.
The State Street Total Return V.I.S. Fund, TA International Equity Index and TA U.S. Equity Index had not commenced operation as of December 31, 2016, therefore, comparable data is not available.
92

APPENDIX
Excess Interest Adjustment Examples
Surrenders (full and partial), transfers, death benefits and amounts applied to an annuity option, from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment (“EIA”). At the time you request a surrender, if the guaranteed interest rate set by the Company has risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if the guaranteed interest rate set by us has fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.
Excess interest adjustments will not reduce the policy value for a guaranteed period option below the premium payments and transfers to that guaranteed period option, less any prior partial surrenders and transfers from the guaranteed period option, plus interest at the policy's minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.
The formula that will be used to determine the excess interest adjustment is:
S* (G-C)* (M/12)
S	=	Gross amount being surrendered that is subject to the excess interest adjustment
G	=	Guaranteed interest rate in effect for the policy
M	=	Number of months remaining in the current option period, rounded up to the next higher whole number of months.
C	=	Current guaranteed interest rate then being offered on new premiums for the next longer option period than “M”. If this policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2% (the amount of the “adjustment” will be based on an actuarial risk based analysis considering a number of financial criteria including the prevailing interest rate environment).
*	=	multiplication
The following examples are for illustrative purposes only and are calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal. In the following examples ^ denotes exponentiation. Please note the exponentiation represents the compounding of the interest rate.
93

Excess Interest Adjustment Examples — (Continued)
Example 1 (Full Surrender, rates increase by 4%):
Assumptions:
Single premium payment = $50,000
Guarantee period = 5 Years
Guarantee rate = 5.5% per annum
Guarantee minimum interest rate = 1.50%
Surrender = Middle of policy year 3 (this is represented by 2.5 in this example)
Summary:
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 – 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess interest adjustment S * (G - C) * (M/12) where:	G = .055 C = .095 M = 30 = 50,000.00 * (.055 - .095) * (30/12)
= -5,000.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to 51,896.14 - 57,161.18 = -5,265.03
Adjusted policy value = policy value + excess interest adjustment	= 57,161.18 + (-5,265.03) = 51,896.15
Cash value at middle of policy year 3 = policy value + excess interest adjustment	= 57,161.18 + (-5,265.03) = 51,896.15
Upon full surrender of the policy, the minimum cash value will never be less than that required by the non-forfeiture laws of your state.
Example 2 (Full Surrender, rates decrease by 1%):
Assumptions:
Single premium payment = $50,000
Guarantee period = 5 Years
Guarantee rate = 5.5% per annum
Guarantee minimum interest rate = 1.50%
Surrender = Middle of policy year 3 (this is represented by 2.5 in this example)
Summary:
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 – 50,000.00 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 –7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess interest adjustment S * (G - C) * (M/12) where:	G = .055 C = .045 M = 30 = 50,000.00 * (.055 - .045) * (30/12) = 1,250.00
Adjusted policy value	= 57,161.18 + 1,250.00 = 58,411.18
Cash value at middle of policy year 3 = policy value + excess interest adjustment	= 57,161.18 + 1,250.00 = 58,411.18
Upon full surrender of the policy, the minimum cash value will never by less than that required by the non-forfeiture laws of your state.
94

Excess Interest Adjustment Examples — (Continued)
On a partial surrender, the Company will pay the policyholder the full amount of surrender requested (as long as the policy value is sufficient). Amounts surrendered will reduce the policy value by an amount equal to:
R - E
R	=	the requested partial surrender;
E	=	the excess interest adjustment
Example 3 (Partial Surrender, rates increase by 1%):
Assumptions:
Single premium payment = $50,000
Guarantee period = 5 Years
Guarantee rate = 5.5% per annum
Partial surrender = $20,000 in the middle of policy year 3 (this is represented by 2.5 in this example)
Summary:
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of contract year 3	= 57,161.18 – 50,000.00 = 7,161.18
Excess interest adjustment S * (G - C) * (M/12) where:	S = 20,000 –7,161.18 = 12,838.82 G = .055 C = .065 M = 30 = 12,838.82 * (.055 - .065) * (30/12) = - 320.97
Remaining policy value at middle of policy year 3	= 57,161.18 - (R - E) = 57,161.18 - (20,000.00 - (-320.97)) = 36,840.21
Example 4 (Partial Surrender, rates decrease by 1%):
Assumptions:
Single premium payment = $50,000
Guarantee period = 5 Years
Guarantee rate = 5.5% per annum
Partial surrender = $20,000 in the middle of policy year 3 (this is represented by 2.5 in this example)
Summary:
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000.00 = 7,161.18
Excess interest adjustment S * (G - C) * (M/12) where:	S = 20,000 –7,161.18 = 12,838.82 G = .055 C = .045 M = 30 = 12,838.82 * (.055 - .045) * (30/12) = 320.97
Remaining policy value at middle of policy year 3	= 57,161.18 - (R - E) = 57,161.18 - (20,000.00 – 320.97) = 37,482.15
95

APPENDIX
Death Benefit
Adjusted Withdrawals. If you make a partial surrender (withdrawal), then your guaranteed minimum death benefit is reduced by an amount called the adjusted withdrawal. The amount of the reduction depends on the relationship between your death proceeds and policy value. The adjusted withdrawal is equal to the gross withdrawal multiplied by the death proceeds immediately prior to the withdrawal divided by the policy value immediately prior to the withdrawal. The formula is AW = GW x (DP/PV) where:
AW = adjusted withdrawal
GW= gross withdrawal
DP = death proceeds prior to the withdrawal = greatest of (PV, CV, or GMDB)
PV = policy value prior to the withdrawal
GMDB = guaranteed minimum death benefit prior to the withdrawal
CV = cash value prior to the withdrawal
The following examples describe the effect of a surrender on the guaranteed minimum death benefit and policy value.
Example 1: Death Proceeds Greater than Policy Value
Assumptions:
GMDB = $75,000
PV = $50,000
DP = $75,000
GW = $15,494
AW = $15,494 x ($75,000/$50,000) = $23,241
Summary:
Reduction in guaranteed minimum death benefit	=$23,241
Reduction in policy value	=$15,494
New guaranteed minimum death benefit amount	=$51,759
New policy value (after withdrawal)	=$34,506
The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value immediately prior to the withdrawal.
Example 2: Death Proceeds Equal to Policy Value
Assumptions:
GMDB = $50,000
PV = $75,000
DP = $75,000
GW = $15,494
AW = $15,494 x ($75,000/$75,000) = $15,494
Summary:
Reduction in guaranteed minimum death benefit	=$15,494
Reduction in policy value	=$15,494
New guaranteed minimum death benefit amount	=$34,506
New policy value (after withdrawal)	=$59,506
The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was greater than the guaranteed minimum death benefit immediately prior to the withdrawal.
These examples are for illustrative purposes only. The purpose of these illustrations is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
96

Death Benefit — (Continued)
Hypothetical Example
In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole owner and annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals. The difference between the two “Policy Value” columns is the fee for the guaranteed minimum death benefit.
End of Year	Net Rate of Return for Fund*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB	Policy Value (Annual Step-up GMDB Elected)	Annual Step-Up GMDB
Issue	N/A	$100,000	$100,000	$100,000	$100,000	$100,000
1	-4%	$ 94,850	$ 94,700	$100,000	$ 94,500	$100,000
2	18%	$110,832	$110,515	$100,000	$110,093	$110,093
3	15%	$126,182	$125,655	$100,000	$124,955	$124,955
4	-7%	$115,899	$115,226	$100,000	$114,334	$124,955
5	2%	$116,884	$116,033	$100,000	$114,905	$124,955
6	10%	$127,228	$126,127	$100,000	$124,672	$124,955
7	14%	$143,577	$142,146	$100,000	$140,257	$140,257
8	-3%	$137,618	$136,033	$100,000	$133,945	$140,257
9	17%	$159,431	$157,391	$100,000	$154,706	$154,706
10	6%	$167,163	$164,788	$100,000	$161,668	$161,668
*	The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base policy fees and hypothetical death benefit fees. For purposes of this example we assumed a Mortality and Expense Risk Fee and Administrative Charge of 1.15% for Policy Value, 1.30% for Return of Premium and 1.50% for Annual Step-Up. Different hypothetical returns and fees would produce different results.
97

APPENDIX
ADDITIONAL DEATH DISTRIBUTION RIDER
The following example illustrates the Additional Death Distribution additional death benefit payable by this rider as well as the effect of a partial surrender on the Additional Death Distribution benefit amount. The annuitant is less than age 71 on the Rider Date.
Example 1
Assumptions:
Policy value on the rider date = $100,000
Premiums paid after the rider date before surrender = $25,000
Gross partial surrenders after the rider date = $30,000
Policy value on date of surrender = $150,000
Summary:
Rider earnings on date of surrender (policy value on date of surrender – policy value on rider date – premiums paid after rider date + surrenders since rider date that exceeded rider earnings = $150,000 - $100,000 - $25,000 + 0):	$ 25,000
Amount of surrender that exceeds rider earnings ($30,000 - $25,000):	$ 5,000
Base policy death benefit (assumed) on the date of death benefit calculation:	$200,000
Policy value on the date of death benefit calculations:	$175,000
Rider earnings (= policy value on date of death benefit calculations – policy value on rider date – premiums since rider date + surrenders since rider date that exceeded rider earnings = $175,000 - $100,000 - $25,000 + $5,000):	$ 55,000
Additional death benefit amount (= additional death benefit factor * rider earnings = 40%* $55,000):	$ 22,000
Total death benefit paid (= base policy death benefit plus additional death benefit amount):	$222,000
Example 2
Assumptions:
Policy value on the rider date = $100,000
Premiums paid after the rider date before surrender = $0
Gross partial surrenders after the rider date = $0
Base policy death benefit (assumed) on the date of death benefit calculation = $100,000
Policy value on the date of death benefit calculations = $75,000
Summary:
Rider earnings (= policy value on date of death benefit calculations – policy value on rider date – premiums since rider date + surrenders since rider date that exceeded rider earnings = $75,000 - $100,000 - $0 + $0):	$ 0
Additional death benefit amount (= additional death benefit factor * rider earnings = 40%* $0):	$ 0
Total death benefit paid (= base policy death benefit plus additional death benefit amount):	$100,000
98

APPENDIX
ADDITIONAL DEATH DISTRIBUTION+ RIDER
Assume the Additional Death Distribution+ is added to a new policy opened with $100,000 initial premium payment. The annuitant is less than age 71 on the rider date. On the first and second rider anniversaries, the policy value is $110,000 and $95,000 respectively when the rider fees are deducted. The annuitant adds a $25,000 premium payment in the 3rd rider year when the policy value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th rider year when the policy value is equal to $145,000. After 5 years, the policy value is equal to $130,000 and the death proceeds are equal to $145,000.
Example 1
Assumptions:
Account value on rider date (equals initial policy value since new policy) = $100,000
Additional death benefit during first rider year = $0
Rider fee on first rider anniversary (= rider fee * policy value = 0.55% * $110,000) = $605
Additional death benefit during 2nd rider year (= sum of total rider fees paid) = $605
Summary:
Rider fee on second rider anniversary (= rider fee * policy value = 0.55% * $95,000)	$ 522.50
Additional death benefit during 3rd rider year (= sum of total rider fees paid = $605 + $522.50)	$ 1,127.50
Rider benefit base in 3rd rider year prior to premium addition (= account value less premiums added since rider date = $115,000 – $0)	$115,000.00
Rider benefit base in 3rd rider year after premium addition (= $140,000 - $25,000)	$115,000.00
Rider benefit base in 4th rider year prior to withdrawal (= account value less premiums added since rider date = $145,000 - $25,000)	$120,000.00
Rider benefit base in 4th rider year after withdrawal = (account value less premiums added since rider date =$110,000 - $25,000)	$ 85,000.00
Rider benefit base in 5th rider year (= $130,000 - $25,000)	$105,000.00
Additional death benefit = rider benefit percentage * rider benefit base = 30% * $105,000	$ 31,500.00
Total death proceeds in 5th rider year (= base policy death proceeds + additional death benefit amount = $145,000 + $31,500)	$176,500.00
99

APPENDIX
LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS
The following examples show the effect of withdrawals on the benefits under the Living Benefits Rider.
GUARANTEED MINIMUM ACCUMULATION BENEFIT
Gross partial withdrawals will reduce the guaranteed future value by an amount equal to the greater of:
1)	the gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the amount of gross partial withdrawal;
B	is the policy value immediately prior to the gross partial withdrawal; and
C	is the guaranteed future value immediately prior to the gross partial withdrawal.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum accumulation benefit.
Example 1:
Assumptions:
Policy value prior to withdrawal (“PV”) = $90,000
Guaranteed future value prior to withdrawal (“GFV”) = $100,000
Gross withdrawal amount (“WD”) = $10,000
Step One.  What is the pro rata value of the amount withdrawn?
1.	Formula is (WD / PV) * GFV = pro rata amount
2.	($10,000 / $90,000) * $100,000 = $11,111.11
Step Two.  Which is larger, the $10,000 withdrawal or the $11,111.11 pro rata amount?
$11,111.11 pro rata amount
Step Three.  After the withdrawal is taken, what will be new guaranteed future value?
$100,000 - $11,111.11 = $88,888.89
Result.   If no more withdrawals are taken, the guaranteed future value on the 10th rider anniversary is $88,888.89.
Example 2:
Assumptions:
PV = $120,000
GFV= $100,000
WD= $10,000
Step One.  What is the pro rata value of the amount withdrawn?
1.	Formula is (WD / PV) * GFV = pro rata amount
2.	($10,000 / $120,000) * $100,000 = $8,333.33
Step Two.  Which is larger, the $10,000 withdrawal or the $8,333.33 pro rata amount?
$10,000 withdrawal
Step Three.  After the withdrawal is taken, what will be new guaranteed future value?
$100,000 - $10,000 = $90,000
Result.   If no more withdrawals are taken, the guaranteed future value on the 10th Rider Anniversary is $90,000.
GUARANTEED LIFETIME WITHDRAWAL BENEFIT
Total Withdrawal Base.  Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:
1)	the excess gross partial withdrawal amount; and
100

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the total withdrawal base prior to the withdrawal of the excess amount.
Minimum Remaining Withdrawal Amount.  Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:
1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.
When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:
1.	Minimum remaining withdrawal amount (“MRWA”)
2.	Total withdrawal base (“TWB”)
3.	Maximum annual withdrawal amount (“MAWA”)
Example 1 (7% “principal back”):
Assumptions:
TWB = $100,000
MRWA = $100,000
7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)
WD = $7,000
Excess withdrawal (“EWD”) = None
PV = $100,000
You = Owner and Annuitant (Age 60)
Step One.  Is any portion of the withdrawal greater than the “principal back” maximum annual withdrawal amount?
No.  There is no excess withdrawal under the “principal back” guarantee if no more than $7,000 is withdrawn.
Step Two.  What is the minimum remaining withdrawal amount after the withdrawal has been taken?
1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 (there is no excess to deduct)
2.	$100,000 - $7,000 = $93,000.
Result.  In this example, because no portion of the withdrawal was in excess of $7,000, the “principal back” total withdrawal base does not change and the “principal back” minimum remaining withdrawal amount is $93,000.00.
Example 2 (7% “principal back”):
Assumptions:
TWB = $100,000
MRWA = $100,000
7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)
WD = $8,000
EWD = $1,000 ($8,000 - $7,000)
PV = $90,000
You = Owner and Annuitant (Age 60)
101

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
Step One.  Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?
Yes.  $8,000 - $7,000 = $1,000 (the excess withdrawal amount)
Step Two.  Calculate how much of the “principal back” minimum remaining withdrawal amount is affected by the excess withdrawal.
1.	Formula for pro rata amount is: (EWD / (PV - 7% WD)) * (MRWA - 7% WD)
2.	($1,000 / ($90,000 - $7,000)) * ($100,000 - $7,000) = $1,120.48
Step Three.  Which is larger, the actual $1,000 excess withdrawal amount or the $1,120.48 pro rata amount?
$1,120.48 pro rata amount
Step Four.  What is the “principal back” minimum remaining withdrawal amount after the withdrawal has been taken?
1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 + $1,120.48 (pro rata excess) = $8,120.48
2.	$100,000 - $8,120.48 = $91,879.52
Result.  The “principal back” minimum remaining withdrawal amount is $91,879.52.
NOTE.  For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $7,000, the “principal back” total withdrawal base would remain at $100,000 and the “principal back” maximum annual withdrawal amount would be $7,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 7% is based on).
New “principal back” total withdrawal base:
Step One.  The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.
Step Two.  Calculate how much the total withdrawal base is affected by the excess withdrawal.
1.	The formula is (EWD / (PV - 7% WD)) * TWB before any adjustments
2.	($1,000 / ($90,000 - $7,000)) * $100,000 = $1,204.82
Step Three.  Which is larger, the actual $1,000 excess withdrawal amount or the $1,204.82 pro rata amount?
$1,204.82 pro rata amount.
Step Four.  What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?
$100,000 - $1,204.82 = $98,795.18
Result.   The new “principal back” total withdrawal base is $98,795.18
New “principal back” maximum annual withdrawal amount:
Because the “principal back” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 7% “principal back” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.
Step One.  What is the new “principal back” maximum annual withdrawal amount?
$98,795.18 (the adjusted total withdrawal base) * 7% = $6,915.66
Result.  Going forward, the maximum you can take out in a rider year is $6,915.66 without causing an excess withdrawal for the “principal back” guarantee and further reduction of the “principal back” total withdrawal base.
Example 3 (5% “for life”):
Assumptions:
TWB = $100,000
MRWA = $100,000
5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)
WD = $5,000
Excess withdrawal (“EWD”) = None
PV = $100,000
You = Owner and Annuitant (Age 60)
Step One.  Is any portion of the withdrawal greater than the “for life” maximum annual withdrawal amount?
No.  There is no excess withdrawal under the “for life” guarantee if no more than $5,000 is withdrawn.
102

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
Step Two.  What is the minimum remaining withdrawal amount after the withdrawal has been taken?
1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (there is no excess to deduct).
2.	$100,000 - $5,000 = $95,000.
Result.  In this example, because no portion of the withdrawal was in excess of $5,000, the “for life” total withdrawal base does not change and the “for life” minimum remaining withdrawal amount is $95,000.00.
Example 4 (5% “for life”):
Assumptions:
TWB = $100,000
MRWA = $100,000
5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)
WD = $7,000
EWD = $2,000 ($7,000 - $5,000)
PV = $90,000
You = Owner and Annuitant (Age 60)
Step One.  Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?
Yes.  $7,000 - $5,000 = $2,000 (the excess withdrawal amount)
Step Two.  Calculate how much of the “for life” minimum remaining withdrawal amount is affected by the excess withdrawal.
1.	Formula for pro rata amount is: (EWD / (PV - 5% WD)) * (MRWA - 5% WD)
2.	($2,000 / ($90,000 - $5,000)) * ($100,000 - $5,000) = $2,235.29
Step Three.  Which is larger, the actual $2,000 excess withdrawal amount or the $2,235.29 pro rata amount?
$2,235.29 pro rata amount
Step Four.  What is the “for life” minimum remaining withdrawal amount after the withdrawal has been taken?
1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 + $2,235.29 (pro rata excess) = $7,235.29
2.	$100,000 - $7,235.29 = $92,764.71
Result.  The “for life” minimum remaining withdrawal amount is $92,764.71.
NOTE.  For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $5,000, the “for life” total withdrawal base would remain at $100,000 and the “for life” maximum annual withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).
New “for life” total withdrawal base:
Step One.  The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.
Step Two.  Calculate how much the total withdrawal base is affected by the excess withdrawal.
1.	The formula is (EWD / (PV - 5% WD)) * TWB before any adjustments
2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94
Step Three.  Which is larger, the actual $2,000 excess withdrawal amount or the $2,352.94 pro rata amount?
$2,352.94 pro rata amount.
Step Four.  What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?
$100,000 - $2,352.94 = $97,647.06
Result.   The new “for life” total withdrawal base is $97,647.06
103

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
New “for life” maximum annual withdrawal amount:
Because the “for life” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% “for life” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.
Step One.  What is the new “for life” maximum annual withdrawal amount?
$97,647.06 (the adjusted total withdrawal base) * 5% = $4,882.35
Result.  Going forward, the maximum you can take out in a rider year is $4,882.35 without causing an excess withdrawal for the “for life” guarantee and further reduction of the “for life” total withdrawal base.
104

APPENDIX
PAM METHOD TRANSFERS
To make the Living Benefits Rider available, we monitor your policy value and guarantees under the rider daily and periodically transfer amounts between your selected investment options and the PAM Subaccount. We determine the amount and timing of PAM Method transfers between the investment options and the PAM Subaccount according to a mathematical model. For further clarification on how PAM works, see Portfolio Allocation Method in the body of the prospectus.
The mathematical model is designed to calculate how much of your policy value should be allocated to the PAM Subaccount. Based on this calculation and threshold amounts, transfers into or out of the PAM Subaccount may occur. The formula is:
Percent of Policy Value required in PAM Subaccount (or X) = e-Dividend*Time *(1- NormDist(d1))
Where:
e = Base of the Natural Logarithm
NormDist = Cumulative Standard Normal Distribution
d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
In order to calculate the percent of policy value required in the PAM Subaccount, we must first calculate d1:
d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
Where:
ln = Natural Logarithm Function
G = Guarantee Ratio
R = Rate
F = Fees
V = Volatility
T = Time
After calculating d1, the percent of policy value required in the PAM Subaccount can be calculated. Once calculated, appropriate transfers into or out of the PAM Subaccount may occur based on the transfer threshold amounts.
Following is a brief discussion of the values used in the formula.
♦	The POLICY VALUE includes the value in both the investment options and in the PAM Subaccount.
♦	The GUARANTEE RATIO is the policy value divided by 7% “Principal Back” Minimum Remaining Withdrawal Amount.
♦	The RATE is the interest rate used for the PAM Method. It is based on a long-term expectation based on historical interest rates and may vary over time.
♦	The FEES is an approximation of average policy fees and charges associated with policies that have elected the Living Benefits Rider. This value may change over time.
♦	The VOLATILITY represents the volatility of the returns of policy value for all in force policies and is based on the long-term expectation of the degree to which the policy values tend to fluctuate. This value may vary over time.
♦	The TIME is an approximation based on actuarial calculations of historical average number of years (including any fraction) which we anticipate remain until any potential payments are made under the benefit. This value may vary over time.
♦	The PERCENT OF POLICY VALUE TO BE ALLOCATED TO THE PAM SUBACCOUNT is computed for each policy. Ultimately the allocation for a policy takes into account the guarantees under the rider and the limit on allocations to the PAM Subaccount.
♦	The CUMULATIVE STANDARD NORMAL DISTRIBUTION function assumes that random events are distributed according to the classic bell curve. For a given value it computes the percentage of such events which can be expected to be less than that value.
♦	The NATURAL LOGARITHM function for a given value, computes the power to which e must be raised, in order to result in that value. Here, e is the base of the natural logarithms, or approximately 2.718282.
♦	The FIXED ACCOUNT TRANSFER THRESHOLD (FATT) is the percentage that the Guarantee Ratio must be below before any of the policy value can be transferred to the PAM Subaccount. This threshold is set to a fixed percentage at rider issue and is then recalculated after each PAM Subaccount transfer.
105

PAM METHOD TRANSFERS — (Continued)
♦	The SEPARATE ACCOUNT TRANSFER THRESHOLD (SATT) is the percentage that the Guarantee Ratio must exceed before any of the policy value can be transferred from the PAM Subaccount. This threshold is set to a fixed percentage at rider issue and is then recalculated after each PAM Subaccount transfer.
Example:
Day 1: Policy Value Declines by 10%
For purposes of this example we will assume that the policy value declines by 10% to $90,000 the day after the rider issue date from the initial premium amount of $100,000 producing a guarantee ratio of 90% ($90,000/$100,000). We will also assume:
Guarantee Ratio = 90%
Rate = 4.5%
Volatility = 10%
Fees = 3%
Time = 20
FATT = 95
SATT = 105%
First we calculate d1.
d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
d1=[ln(.90)+(.06 – .0305 +.5*.15 ^ 2)* 10]/[.15 * 10^.5]
d1=.658832
Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.
Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1-NormDist(d1))
X= (2.718282 ^ -.0305 * 10) * (1 – NormDist(.004509))
X = 36.7235%
Therefore, 36.7235% of the policy value is transferred to the PAM Subaccount since the guarantee ratio (90%) is less than the FATT (95%), resulting in a total transfer of $33,051.15.
Day 2: Policy Value Recovers to 99% of Initial Value after the 10% Decline
For purposes of this example we will assume that after the policy value declined to $90,000 it recovered the next day to $99,000 producing a guarantee ratio of 99% ($99,000/$100,000). We will also assume:
Rate = 2%
Volatility = 15%
Fees = 3.05%
Time = 10
FATT = 85.5% (G last transfer *.95) = (.9*.95)
SATT = 94.5% (G last transfer *1.05) = (.9*1.05)
PAM Subaccount Value = $33,051.15
Value in other investment options = $65,948.85 ($99,000 - $33,051.15)
PAM Subaccount Value as percent of Policy Value = $33,051.15 / $99,000 = 33.3850%
First we calculate d1.
d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
d1=[ln(.99)+(.02 – .0305 +.5*.15 ^ 2)* 10]/[.15 * 10^.5]
d1= -.005376
Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.
Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1 - NormDist(d1))
X= (2.718282 ^ -.0305 * 10) * (1 – NormDist(-0.005376))
X = 37.0143%
Although the GR is greater than the SATT, since the percentage required in the PAM Subaccount (37.0143%) is greater than the amount allocated to the PAM Subaccount (33.3850%), none of the policy value will be transferred to the PAM Subaccount. Consequently, the amount in the PAM Subaccount will remain $33,051.15 and the FATT And SATT will not recalculate.
Day 3: Policy Value Recovers to 105% of Initial Value after the increase to 99% of Initial Value
106

PAM METHOD TRANSFERS — (Continued)
For purposes of this example we will assume that after the policy value recovered futher the next to $105,000 producing a guarantee ratio of 105% ($105,000/$100,000). We will also assume:
Rate = 3%
Volatility = 15%
Fees = 3.05%
Time = 10
FATT = 85.5%
SATT = 94.5%
PAM Subaccount Value = $33,051.15
Value in other investment options = $71,948.85 ($105,000 - $33,051.15)
PAM Subaccount Value as percent of Policy Value = $33,051.15 / $105,000 = 31.4773%
First we calculate d1.
d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
d1=[ln(1.05)+(.03 – .0305 +.5*.15 ^ 2)* 10]/[.15 * 10^.5]
d1= .329488
Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.
Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1 - NormDist(d1))
X= (2.718282 ^ -.0305 * 10) * (1 – NormDist(.329488))
X = 27.3394%
While the mathematical model would suggest we transfer only a portion of the policy value in the PAM Subaccount into your investment options (leaving 27.3394% in the PAM Subaccount), all of the policy value in the PAM Subaccount will be transferred into your investment options. If the Guarantee Ratio equals or exceeds 100%. Because the policy value is greater than or equal to the value of the guarantee, and there is no current need for any policy value to be allocated to the PAM Subaccount.
107

APPENDIX
Hypothetical Adjusted Partial withdrawals -Guaranteed Lifetime Withdrawal Benefit Riders
When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:
1.	Withdrawal Base (“WB”) (also referred to as Total Withdrawal Base (“TWB”) for some riders);
2.	Rider Withdrawal Amount (“RWA”) (also referred to as Maximum Annual Withdrawal Amount (“MAWA”) for some riders); and
3.	Rider Death Benefit (“RDB”) (also referred to as Minimum Remaining Withdrawal Amount (“MRWA”) for some riders (if applicable)).
Withdrawal Base.  Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:
1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the withdrawal base prior to the withdrawal of the excess amount.
Rider Death Benefit.  Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:
1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under a guaranteed lifetime withdrawal benefit. The withdrawal percentages shown may not be available on all riders. Certain features (growth and rider death benefits) may not be available on all riders. For information regarding a specific rider, please refer to that rider section in this prospectus.
Example 1 (Base):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)
Gross partial withdrawal (“GPWD”) = $5,000
Excess withdrawal (“EWD”) = None
Policy Value (“PV”) = $100,000
Question: Is any portion of the withdrawal greater than the rider withdrawal amount?
No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.
Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.
108

Hypothetical Adjusted Partial withdrawals -Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)
Example 2 (Excess Withdrawal):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)
GPWD = $7,000
EWD = $2,000 ($7,000 - $5,000)
PV = $90,000
NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).
New withdrawal base:
Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.
Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.
1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments
2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94
Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount?
$2,352.94 pro rata amount.
Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?
$100,000 - $2,352.94 = $97,647.06
Result. The new withdrawal base is $97,647.06
New rider withdrawal amount:
Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.
Question: What is the new rider withdrawal amount?
$97,647.06 (the adjusted withdrawal base) * 5% = $4,882.35
Result. Going forward, the maximum you can take out in a year is $4,882.35 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).
Example 3 (Base demonstrating growth):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889
RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)
Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the growth stops on the 10th rider anniversary.
GPWD = $8,144
EWD = None
PV = $90,000 in 10 years
Question:   Is any portion of the withdrawal greater than the rider withdrawal amount?
No.  There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.
Result.   In this example, because no portion of the withdrawal was in excess of $8,144, the withdrawal base does not change.
109

Hypothetical Adjusted Partial withdrawals -Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)
Example 4 (Base demonstrating WB growth with Additional Death Payment Option):
Assumptions:
Withdrawal Percentage = 5%
WB at rider issue = $100,000
WB in 10 years (assuming an annual growth rate percentage of 5%) = $100,000 * (1 + .05) ^ 10 = $162,889
RDB (optional additional death benefit for additional cost) = $100,000
RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)
Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the growth stops on the 10th rider anniversary.
GPWD = $8,144
EWD = None
PV = $90,000 in 10 years
Step One.  Is any portion of the withdrawal greater than the rider withdrawal amount?
No.  There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.
Step Two.  What is the rider death benefit after the withdrawal has been taken?
1.	Total to deduct from the rider death benefit is $8,144 (there is no excess to deduct)
2.	$100,000 - $8,144 = $91,856.
Result.  In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the rider death benefit reduces to $91,856.
Example 5 (Base with WB growth with Additional Death Payment Option illustrating excess withdrawal):
Assumptions:
Withdrawal Percentage = 5%.
WB at rider issue = $100,000
Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.
WB in 10 years (assuming an annual growth rate percentage of 5%) = $100,000 * (1 + .05) ^ 10 = $162,889.
RDB (optional additional death benefit for additional cost) = $100,000
RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)
Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken and the growth stops on the 10th rider anniversary.
GPWD = $10,000
EWD = $1,856 ($10,000 - $8,144)
PV = $90,000 in 10 years
Step One.  Is any portion of the total withdrawal greater than the rider withdrawal amount?
Yes. $10,000 - $8,144 = $1,856 (the excess withdrawal amount)
Step Two.  Calculate how much of the rider death benefit is affected by the excess withdrawal.
1.	Formula for pro rata amount is: (EWD / (PV - 5% withdrawal)) * (RDB - 5% withdrawal)
2.	($1,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $2,082.74
Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?
$2,082.74 pro rata amount.
Step Four. What is the rider death benefit after the withdrawal has been taken?
1.	Total to deduct from the rider death benefit is $8,144 (RWA) + $2,082.74 (pro rata excess) = $10,226.74
2.	$100,000 - $10,226.74 = $89,773.26.
Result. The rider benefit is $89,773.26.
110

Hypothetical Adjusted Partial withdrawals -Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)
Note: Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).
The Retirement Income Choice® 1.4, Retirement Income Choice® 1.2, Retirement Income Max® and Retirement Income Choice® 1.6 riders and any additional options they offer may vary for certain policies, may not be available for all policies, and may not be available in all states.
This disclosure explains the material features of the Retirement Income Choice® 1.4, Retirement Income Choice® 1.2, Retirement Income Max® and Retirement Income Choice® 1.6 riders.
111

APPENDIX
Hypothetical Example of the Withdrawal Base Calculation -Retirement Income Max® Rider
The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Retirement Income Max® Rider using an initial premium payment of $100,000 for a Single Life Option rider at an issue age of 80. All values shown are post transaction values. The assumed withdrawal percentage in the example below is 6.30%
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Excess WB Adjustment	Growth Amount*	High MonthiversarySM Value	Withdrawal Base	Rider Withdrawal Amount
	$100,000	$	$	$		$$100,000	$100,000	$ 6,300
1	$102,000	$	$	$		$$102,000	$100,000	$ 6,300
1	$105,060	$	$	$		$$105,060	$100,000	$ 6,300
1	$107,161	$	$	$		$$107,161	$100,000	$ 6,300
1	$110,376	$	$	$		$$110,376	$100,000	$ 6,300
1	$112,584	$	$	$		$$112,584	$100,000	$ 6,300
1	$115,961	$	$	$		$$115,961	$100,000	$ 6,300
1	$118,280	$	$	$		$$118,280	$100,000	$ 6,300
1	$121,829	$	$	$		$$121,829	$100,000	$ 6,300
1	$124,265	$	$	$		$$124,265	$100,000	$ 6,300
1	$120,537	$	$	$		$$124,265	$100,000	$ 6,300
1	$115,716	$	$	$		$$124,265	$100,000	$ 6,300
1	$109,930	$	$		$$105,000	$124,265	$124,265 [1]	$ 7,829
2	$112,129	$	$	$		$$112,129	$124,265	$ 7,829
2	$115,492	$	$	$		$$115,492	$124,265	$ 7,829
2	$117,802	$	$	$		$$117,802	$124,265	$ 7,829
2	$121,336	$	$	$		$$121,336	$124,265	$ 7,829
2	$124,976	$	$	$		$$124,976	$124,265	$ 7,829
2	$177,476	$50,000	$	$		$$177,476	$174,265	$10,979
2	$175,701	$	$	$		$$177,476	$174,265	$10,979
2	$172,187	$	$	$		$$177,476	$174,265	$10,979
2	$167,022	$	$	$		$$177,476	$174,265	$10,979
2	$163,681	$	$	$		$$177,476	$174,265	$10,979
2	$166,955	$	$	$		$$177,476	$174,265	$10,979
2	$170,294	$	$		$$182,979	$177,476	$182,979 [2]	$11,528
3	$166,888	$	$	$		$$166,888	$182,979	$11,528
3	$171,895	$	$	$		$$171,895	$182,979	$11,528
3	$173,614	$	$	$		$$173,614	$182,979	$11,528
3	$178,822	$	$	$		$$178,822	$182,979	$11,528
3	$175,246	$	$	$		$$178,822	$182,979	$11,528
3	$151,741		$$20,000	$9,676	$		$$173,303	$
3	$154,775	$	$	$	$		$$173,303	$
3	$159,419	$	$	$	$		$$173,303	$
3	$161,013	$	$	$	$		$$173,303	$
3	$165,843	$	$	$	$		$$173,303	$
3	$174,135	$	$	$	$		$$173,303	$
3	$181,101	$	$	$	$		$$181,101 [1]	$11,409
(1)	Automatic Step Up Applied
(2)	Growth Applied
*	Growth Percentage = 5%
112

APPENDIX
RIDER GRID VARIATIONS
The information below is a summary of riders previously available for purchase but are no longer available. This appendix describes the material features of the riders. Please refer to your personal rider pages and any supplemental mailings for your specific coverage and features regarding these riders. Listed below are the abbreviations that will be used in the following grid for your reference.
Abbreviation	Definition
DB	Death Benefit
DCA	Dollar Cost Averaging
FIP	Family Income Protector
GMDB	Guaranteed Minimum Death Benefit
GMIB	Guaranteed Minimum Income Benefit
GMLB	Guaranteed Minimum Living Benefit
GPO	Guaranteed Period Option
IE	Income EnhancementSM
Abbreviation	Definition
N/A	Not Applicable
OAM	Open Allocation Method
RDB	Rider Death Benefit
RMD	Required Minimum Distribution
RWA	Rider Withdrawal Amount
WB	Withdrawal Base
WD	Withdrawal
Rider Name	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)
Purpose of Rider	This is a GLWB rider that guarantees withdrawals for the annuitant's2 lifetime, regardless of policy value.
• The policyholder can withdraw the RWA each rider year until the death of the annuitant.[2]
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.	This is a GLWB rider that guarantees withdrawals for the annuitant's2 lifetime, regardless of policy value.
• The policyholder can withdraw the RWA each rider year until the death of the annuitant.[2]
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.
Availability	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age).
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age).
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB or GMIB riders.
• Cannot be added on policies with Growth or Double Enhanced Death Benefits.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.
113

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)
Base Benefit and Optional Fees at issue	Fee based on designated allocation groups and the optional benefits selected. If you elect a combination of designated allocations from among the various groups below, then your fee will be based on a weighted average of your choices.
Base Benefit Fees

(2/21/11 - 11/3/13)
Group A.........................................................1.40%
Group B.........................................................1.00%
Group C.........................................................0.45%
Additional option fees would be added to the base and are as follows:

DB Single Life................................................0.25%
DB Joint Life..................................................0.20%
IE Single Life..................................................0.15%
IE Joint Life....................................................0.30%
Base Benefit Fees
(9/21/09 - 2/20/11)
Group A.........................................................1.25%
Group B.........................................................0.90%
Group C.........................................................0.40%
Additional option fees would be added to the base and are as follows:

DB Single Life................................................0.25%
DB Joint Life..................................................0.20%
IE Single Life..................................................0.15%
IE Joint Life....................................................0.30%	Fee based on designated allocation groups and the optional benefits selected. If you elect a combination of designated allocations from among the various groups below, then your fee will be based on a weighted average of your choices.
Base Benefit Fees

(12/12/11 - 11/13/13)
OAM Option.................................................1.25%
Group A.........................................................1.55%
Group B.........................................................1.10%
Group C.........................................................0.70%
Additional option fees would be added to the base and are as follows:

DB Single Life................................................0.25%
DB Joint Life..................................................0.20%
IE Single Life..................................................0.30%
IE Joint Life....................................................0.50%
Base Benefit Fees
(2/21/11 - 12/11/11)
OAM Option.................................................1.20%
Group A.........................................................1.40%
Group B.........................................................1.00%
Group C.........................................................0.45%
Additional option fees would be added to the base and are as follows:

DB Single Life................................................0.25%
DB Joint Life..................................................0.20%
IE Single Life..................................................0.15%
IE Joint Life....................................................0.30%
Base Benefit Fees
(5/1/09 - 2/20/11)
OAM Option.................................................1.10%
Group A.........................................................1.25%
Group B.........................................................0.90%
Group C.........................................................0.40%
Additional option fees would be added to the base and are as follows:

DB Single Life................................................0.25%
DB Joint Life..................................................0.20%
IE Single Life..................................................0.15%
IE Joint Life....................................................0.30%
Fee Frequency	• The fee is calculated at issue and each subsequent rider quarter for the upcoming quarter based on the fund values and WB at that point in time and stored.
• Deducted at each rider quarterversary in arrears during the accumulation phase.
• The fee is calculated on a quarterly basis and varies depending on the fund allocation option you have chosen.
• A “rider fee adjustment” will be applied for transfers between allocation groups and for subsequent premium payments and withdrawals that change the withdrawal base.
• The base rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period.
• The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be allocated.
• A pro-rated fee is deducted at the time the rider is terminated or upgraded.	• The fee is calculated at issue and each subsequent rider quarter for the upcoming quarter based on the fund values and WB at that point in time and stored.
• Deducted at each rider quarterversary in arrears during the accumulation phase.
• The fee is calculated on a quarterly basis and varies depending on the fund allocation option you have chosen.
• A “rider fee adjustment” will be applied for transfers between allocation groups and for subsequent premium payments and withdrawals that change the withdrawal base.
• The base rider fee adjustment will be calculated using the same formula as the base rider fee.
• The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be allocated.
• A pro-rated fee is deducted at the time the rider is terminated or upgraded.
114

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)
Death Benefit	For an additional fee, the optional death benefit may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the base policy death benefit and then this rider will terminate.
The RDB does not reset due to the automatic step-up feature.	For an additional fee, the optional death benefit may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the base policy death benefit and then this rider will terminate.
The RDB does not reset due to the automatic step-up feature.
Designated Funds Available - Policyholders who add these riders may only invest in the investment options listed. Investment options may not be available as designated fund based on rider issue date.
Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
PLEASE NOTE: These investment options may not be available on all products, may vary for certain policies and may not be available for all policies. Please reference “Portfolios Associated With the Subaccount” Appendix in your prospectus for available funds. You cannot transfer any amount to any other non-designated subaccount without losing all your benefits under this rider.	Designated Allocation Group A
AB Balanced Wealth Strategy Portfolio
American Funds - Asset Allocation Fund
Fidelity VIP Balanced Portfolio
State Street Total Return V.I.S. Fund
TA BlackRock Smart Beta 50
TA BlackRock Global Allocation Managed Risk - Growth
TA Managed Risk – Growth ETF
TA QS Investors Active Asset Allocation – Moderate Growth
Designated Allocation Group B
TA American Funds Managed Risk - Balanced
TA BlackRock Global Allocation
TA BlackRock Global Allocation Managed Risk - Balanced
TA BlackRock Tactical Allocation
TA Madison Balanced Allocation
TA Madison Diversified Income
TA Managed Risk – Balanced ETF
TA QS Investors Active Asset Allocation – Moderate
Designated Allocation Group C
American Funds - Bond Fund
TA Aegon Government Money Market
TA Aegon U.S. Government Securities
TA AB Dynamic Allocation
TA Madison Conservative Allocation
TA Managed Risk – Conservative ETF
Fixed Account TA PineBridge Inflation Opportunities
TA PIMCO Total Return
TA QS Investors Active Asset Allocation - Conservative	Designated Allocation Group A
AB Balanced Wealth Strategy Portfolio
American Funds - Asset Allocation Fund
Fidelity VIP Balanced Portfolio
State Street Total Return V.I.S. Fund
TA BlackRock Smart Beta 50
TA BlackRock Global Allocation Managed Risk - Growth
TA Janus Balanced
TA Legg Mason Dynamic Allocation - Growth
TA Managed Risk – Growth ETF
TA PIMCO Tactical - Growth
TA QS Investors Active Asset Allocation – Moderate Growth
Designated Allocation Group B
TA American Funds Managed Risk - Balanced
TA BlackRock Global Allocation
TA BlackRock Global Allocation Managed Risk - Balanced
TA BlackRock Tactical Allocation
TA Legg Mason Dynamic Allocation - Balanced
TA Madison Balanced Allocation
TA Madison Diversified Income
TA Managed Risk- Balanced ETF
TA PIMCO Tactical - Balanced
TA QS Investors Active Asset Allocation – Moderate
Designated Allocation Group C
American Funds Bond Fund
TA Aegon Government Money Market
TA Aegon US Government Securities
TA AB Dynamic Allocation
TA Madison Conservative Allocation
TA Managed Risk – Conservative ETF
TA PineBridge Inflation Opportunities
TA PIMCO Tactical - Conservative
TA PIMCO Total Return
TA QS Investors Active Asset Allocation - Conservative
Fixed Account
115

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)
Allocation Methods	N/A	Open Allocation Method (OAM):
• This program will automatically allocate assets from the policyholder's separate accounts to a subaccount of our choosing when the policy value has dropped relative to the guaranteed amount.
• If the policy value increases enough in relation to the guaranteed amounts, the money will be moved back into the separate accounts (pro-rata based on the policy holder's current separate account values).
• The allocation of assets between the accounts is at our sole discretion but will initially use modern financial theory to determine the correct allocation.
• The policyholder may not allocate premium payments to, nor transfer policy value into or out of the OAM investment options.
Current OA Subaccount: TA ProFund UltraBear
Withdrawal Benefits - See “Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” appendix for examples showing the effect of withdrawals on the WB.
The percentage (after 2/1/2010) is determined by the attained age of the annuitant[2] at the time of the first withdrawal.

Age 1st WDSingle Life WD%
 0 - 58........................................................0.0%
 59-64........................................................4.0%
 65-74........................................................5.0%
 75 + .........................................................6.0%
Age 1st WDJoint Life WD%
 0 - 58........................................................0.0%
 59-64........................................................3.5%
 65-74........................................................4.5%
 75 + ..........................................................5.5%
NOTE: Prior to 2/1/2010 the age bands regarding the withdrawal percentages above were as follows:
 0-58 59-69 70-79 80+
• Starting the rider anniversary following the annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the annuitant[2] at the time of their first withdrawal if applicable, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.
The percentage (after 12/12/2011) is determined by the attained age of the annuitant[2] at the time of the first withdrawal.

Age 1st WDSingle Life WD%
 0 - 58........................................................0.0%
 59-64........................................................4.0%
 65-79........................................................5.0%
 80 + .........................................................6.0%
Age 1st WDJoint Life WD%
 0 - 58........................................................0.0%
 59-64........................................................3.5%
 65-79........................................................4.5%
 80 + ..........................................................5.5%
NOTE: Prior to 2/1/2010 the age bands regarding the withdrawal percentages above were as follows:
 0-58 59-69 70-79 80+
- After 2/1/2010 and prior to 12/12/2011 the age bands regarding the withdrawal percentages above were as follows:
 0-58 59-64 65-74 75+
• Starting the rider anniversary following the annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the annuitant[2] at the time of their first withdrawal if applicable, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.
116

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)
Automatic Step-Up Benefit	On each rider anniversary, the WB will be set to the greatest of:
1) The current WB:
2) The policy value on the rider anniversary;
3) The highest policy value on a rider monthiversarySM*; or
4) The current WB immediately prior to anniversary processing increased by the growth rate percentage**
* Item 3) is set to zero if there have been any excess withdrawals in the current rider year.
** Item 4) is set to zero after the first 10 years or if there have been any withdrawals in the current rider year.
A step-up will occur if the largest value is either 2) or 3) above. A step-up will allow us to change the rider fee percentage after the 5th rider anniversary.
• If the largest value is 1) or 4) above, this is not considered a step-up.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an owner rejects an automatic step-up, they retain the right to all future automatic step-ups.
NOTE: The benefit percentage will also increase if you have crossed into another age band prior to an automatic step-ups after the election date.	On each rider anniversary, the WB will be set to the greatest of:
1) The current WB:
2) The policy value on the rider anniversary;
3) The highest policy value on a rider monthiversarySM*; or
4) The current WB immediately prior to anniversary processing increased by the growth rate percentage**
* Item 3) is set to zero if there have been any excess withdrawals in the current rider year.
** Item 4) is set to zero after the first 10 years or if there have been any withdrawals in the current rider year.
A step-up will occur if the largest value is either 2) or 3) above. A step-up will allow us to change the rider fee percentage after the 5th rider anniversary.
• If the largest value is 1) or 4) above, this is not considered a step-up.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an owner rejects an automatic step-up, they retain the right to all future automatic step-ups.
NOTE: The benefit percentage will also increase if you have crossed into another age band prior to an automatic step-ups after the election date.
Exercising Rider	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each rider year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant[2] has died.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the greater of the base policy death benefit or any GMDB.
Exercising the Income Enhancement Option:
If qualifications are met, this optional feature doubles the income benefit percentage until the annuitant[2] is no longer confined (either has left the facility or deceased).
Qualifications:
–Confinement must be due to a medical necessity due to physical or cognitive ailment.
–Must be the annuitant[2] who is confined.
–Waiting period of 1 year from the rider date before the increase in the income benefit percentage is applicable.
–Elimination period is 180 days within the last 12 months which can be satisfied during the waiting period.
–Proof of confinement is required. This may be a statement from a physician or a hospital or nursing facility administrator.
–Qualification standards can be met again on the annuitant's2 life.	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each rider year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant[2] has died.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the greater of the base policy death benefit or any GMDB.
Exercising the Income Enhancement Option:
If qualifications are met, this optional feature doubles the income benefit percentage until the annuitant[2] is no longer confined (either has left the facility or deceased).
Qualifications:
–Confinement must be due to a medical necessity due to physical or cognitive ailment.
–Must be the annuitant[2] who is confined.
–Waiting period of 1 year from the rider date before the increase in the income benefit percentage is applicable.
–Elimination period is 180 days within the last 12 months which can be satisfied during the waiting period.
–Proof of confinement is required. This may be a statement from a physician or a hospital or nursing facility administrator.
–Qualification standards can be met again on the annuitant's2 life.
117

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 37 0809 (w/o IE) RGMB 38 0809 (with IE)	RGMB 35 0109 (w/o IE) RGMB 36 0109 (with IE)
Income Benefit or Other Benefit Payout Considerations	Growth: Benefit is not elected separately, but is built into the rider. The WB will grow at 5% growth annually. This will only be credited on the rider anniversary for up to 10 rider years. If a withdrawal has occurred in the current rider year the 5% growth will not be applied.
NOTE: There is not an adjustment or credit for partial years of interest. Growth is not accumulated daily. Only calculated at the end of the year if no withdrawals were taken.	Growth: Benefit is not elected separately, but is built into the rider. The WB will grow at 5% growth annually. This will only be credited on the rider anniversary for up to 10 rider years. If a withdrawal has occurred in the current rider year the 5% growth will not be applied.
NOTE: There is not an adjustment or credit for partial years of interest. Growth is not accumulated daily. Only calculated at the end of the year if no withdrawals were taken.
Rider Upgrade	• Upgrades allowed within a 30 day window following each successive 5th rider anniversary.
• Rider availability and fees may vary at time of upgrade
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 85 years old.
• An upgrade will reset the WB and RDB.
• Rider Fee Percentage will be the fee percentage that applies to the new rider at the time of upgrade.
• Growth percentage will be the percentage available at the time of upgrade.	• Upgrades allowed within a 30 day window following each successive 5th rider anniversary.
• Rider availability and fees may vary at time of upgrade.
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 85 years old.
• An upgrade will reset the WB and RDB.
• Rider Fee Percentage will be the fee percentage that applies to the new rider at the time of upgrade.
• Growth percentage will be the percentage available at the time of upgrade.
Rider Termination	• The rider can be “free looked” within 30 days of issue. The request must be made in writing.
• The rider will be terminated upon policy surrender, annuitization, annuitant[2] death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each successive 5th rider anniversary.
• After termination, there is no wait period to re-add the rider, assuming the rider is still being offered.
• The rider will be terminated the date we receive written notice from you requesting termination.	• The rider can be “free looked” within 30 days of issue. The request must be made in writing.
• The rider will be terminated upon policy surrender, annuitization, annuitant[2] death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each successive 5th rider anniversary.
• After termination, there is no wait period to re-add the rider, assuming the rider is still being offered.
• The rider will be terminated the date we receive written notice from you requesting termination.
(1)	Rider form number may be found on the bottom left corner of your rider pages.
(2)	If the rider's Joint Life option has been elected for an additional fee, the benefits and features available could differ from the Single Life Option based on the age of the annuitant's spouse.
(3)	This rider and additional options may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the riders. The application and operation of the riders are governed by the terms and conditions of the rider itself.
118

STATEMENT OF ADDITIONAL INFORMATION
MEMBERS® FREEDOMSM VARIABLE ANNUITY
Issued through
SEPARATE ACCOUNT VA B
Offered by
TRANSAMERICA LIFE INSURANCE COMPANY
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the MEMBERS® FreedomSM Variable Annuity offered by Transamerica Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2017, by calling (800) 525-6205, or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2017

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GLOSSARY OF TERMS
accumulation unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.
adjusted policy value—The policy value increased or decreased by any excess interest adjustment.
Administrative Office—Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.
annuitant—The person on whose life any annuity payments involving life contingencies will be based.
annuity commencement date—The date upon which annuity payments are to commence.
annuity payment option—A method of receiving a stream of annuity payments selected by the owner.
annuity unit—An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.
assumed investment return or AIR—The annual effective rate shown in the contract that is used in the calculation of each variable annuity payment.
beneficiary—The person who has the right to the death benefit as set forth in the policy.
business day—A day when the New York Stock Exchange is open for regular trading.
cash value—The adjusted policy value less any rider fees (imposed upon surrender).
Code—The Internal Revenue Code of 1986, as amended.
enrollment form—A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.
excess interest adjustment—A positive or negative adjustment to amounts surrendered (both partial or full surrenders) and transfers or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by us since the date any payment was received by, or an amount was transferred to, the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full or partial surrenders or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively. The excess interest adjustment will not decrease the interest credited to your policy below the guaranteed minimum.
fixed account—One or more guaranteed period options under the policy that are part of our general assets and are not in the separate account.
free amount—The amount that can be withdrawn each year without incurring any excess interest adjustments.
guaranteed lifetime withdrawal benefit—Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including the Living Benefits Rider, the Retirement Income Max® Rider and the Retirement Income Choice® 1.6 Rider.
guaranteed period options—The various guaranteed interest rate periods of the fixed account which we may offer and into which premium payments may be paid or amounts transferred.
nonqualified policy—A policy other than a qualified policy.
owner (you, your)—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and before the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.
policy date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.
policy value—On or before the annuity commencement date, the policy value is equal to the owner's:
•	premium payments; minus
•	gross partial surrenders (partial surrenders plus or minus excess interest adjustments plus taxes (on the withdrawal)); plus
•	interest credited in the fixed account; plus
•	accumulated gains in the separate account; minus
•	accumulated losses in the separate account; minus
•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.
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policy year—A policy year begins on the policy date and on each anniversary thereafter.
premium payment—An amount paid to us by the owner or on the owner's behalf as consideration for the benefits provided by the policy.
qualified policy—A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.
separate account—Separate Account VA B, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
separate account value—The portion of the policy value that is invested in the separate account.
service charge—An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses. This annual charge is $35, but will not exceed 2% of the policy value.
subaccount—A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.
supportable payment—The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.
valuation period—The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.
variable annuity payments—Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.
written notice—Written notice, signed by the owner, that gives the Company the information it requires and is received in good order at the Administrative Office. For some transactions, the Company may accept an electronic notice, such as telephone instructions. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.
2

In order to supplement the description in the prospectus, the following provides additional information about the Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.
THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the owner upon issuance of the policy after completion of an enrollment form and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.
Unless we have been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.
Note carefully. If the owner predeceases the annuitant and no joint owner, primary beneficiary, or contingent beneficiary is alive or in existence on the date of death, the owner's estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.
The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.
When there is a change of owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment we have made or action we have taken before recording the change. Changing the owner does not change the designation of the beneficiary or the annuitant.
Entire Contract
The entire contract consists of the policy and any application, endorsements and riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby, but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted.
Misstatement of Age or Sex
During the Accumulation Phase. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Annuity Commencement Date. We may require proof of the annuitant’s or owner’s age and/or sex before any payments associated with any benefits are made. If the age or sex of the annuitant and/or owner has been misstated, we will change the payment associated with any benefits payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.
Reallocation of Annuity Units After the Annuity Commencement Date
After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the
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annuity units remaining in an account or subaccount after a reallocation is less than $10, we reserve the right to include the value of those annuity units as part of the transfer. The request must be in writing to our Administrative Office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.
After the annuity commencement date, no transfers may be made from the fixed account to the separate account.
Annuity Payment Options
Note: Portions of the following discussion do not apply to annuity payments under the Initial Payment Guarantee. See the “Stabilized Payments” section of this SAI.
During the lifetime of the annuitant and before the annuity commencement date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by us in good order at least thirty (30) days before the annuity commencement date (elections less than 30 days require prior approval). If no election is made before the annuity commencement date, annuity payments will be made under life income with variable payments for 10 years certain using the existing policy value of the separate account. These default options may be restricted with respect to qualified policies.
The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount we have at the death of a payee. Naming these payees cancels any prior choice of a successor payee.
A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.
Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “Annuity 2000” (male, female and unisex if required by law) mortality table projected for improvement using projection scale G. The rates were projected dynamically using an assumed annuity commencement date of 2005. the “Annuity 2000” mortality rates are adjusted based on improvements in mortality to more appropriately reflect increased longevity. The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary. For certain qualified policies the use of unisex mortality tables may be required.
Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state and Federal law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant's actual age nearest birthday, on the annuity commencement date, adjusted as described in your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.
Death Benefit
Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or any other proof satisfactory to us will constitute due proof of death. If the annuitant dies after the annuity commencement date, no death benefit is payable and the amount payable will depend on the annuity income option.
Upon receipt in good order of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law unless a settlement agreement is effective at the death of the owner preventing such election.
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If an owner is not an annuitant, and dies prior to the annuity commencement date, the new owner may surrender the policy at any time for the amount of the policy value. If the new owner is not the deceased owner's spouse, however, (1) the policy value must be distributed within five years after the date of the deceased owner's death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner's death and must be made for the new owner's lifetime or for a period certain (so long as any period certain does not exceed the new owner's life expectancy). If the sole new owner is the deceased owner's surviving spouse, such spouse may elect to continue the policy as the new owner instead of receiving the death benefit.
Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending us written notice. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by us. We will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.
Death of Owner
Federal tax law requires that if any owner (including any joint owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity commencement date. See the TAX INFORMATION section in the prospectus for more information about these rules. Other rules may apply to qualified policies.
Assignment
During the lifetime of the annuitant you may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on us until a copy has been filed at its Administrative Office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. We assume no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.
Unless you so direct by filing written notice with us, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary's creditors.
Ownership under qualified policies is restricted to comply with the Code.
Evidence of Survival
We reserve the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until we receive such evidence.
Non-Participating
The policy will not share in our surplus earnings; no dividends will be paid.
Amendments
No change in the policy is valid unless made in writing by us and approved by one of our officers. No registered representative has authority to change or waive any provision of the policy.
We reserve the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their immediate family. In such a case, we in our discretion, may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs we experience on those purchases. We may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense
5

risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.
Present Value of Future Variable Payments
The present value of future period certain variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request (in good order), multiplied by (b) the number of payments remaining, multiplied by a discount rate (such as the assumed investment rate or “AIR”).
Stabilized Payments
If you have selected a payout feature that provides for stabilized payments (e.g., the Initial Payment Guarantee), please note that the stabilized payments remain level throughout each year and are adjusted on your annuitization anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The annuity units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On the anniversary of your annuity commencement date we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance of the subaccounts will be increased because more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance of the subaccounts will be decreased because fewer variable annuity units are credited to you. If the Initial Payment Guarantee is chosen, then the stabilized variable annuity payment will equal the greater of the guaranteed payment or the supportable payment at that time.
The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.
Hypothetical Changes in Annuity Units with Stabilized Payments*
♦Assumed Investment Rate = 5.0% ♦Life & 10 Year Certain ♦Male aged 65 ♦First Variable Payment = $500
	Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments In Annuity Units	Cumulative Adjusted Annuity Units
At Issue: January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011
May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052
*	The total separate account expenses and portfolio expenses included in the calculations are 2.25% (2.25% is a hypothetical figure). If higher (or lower) expenses were charged, the numbers would be lower (or higher).
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INVESTMENT EXPERIENCE
A “net investment factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.
Accumulation Units
Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.
Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the Administrative Office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for regular trading.
An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.
The net investment factor for any subaccount for any valuation period is determined by dividing (A + B - C) by (D) and subtracting (D) from the result, where the net result of:
A	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
B	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
C	a per share credit or charge for any taxes determined by us to have resulted during the valuation period from the investment operations of the subaccount;
D	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
E	is an amount representing the separate account charge and any optional benefit fees, if applicable.
Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D

Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40
E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 2.35% on an annual basis; On a daily basis, this equals 0.000063641.

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Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000063641 = Z = 1.01484864
(11.40)
Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The accumulation unit value for the immediately preceding valuation period.
Assume A = $X
B =	The net investment factor for the current valuation period.
Assume B = Y
Then, the accumulation unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to A multiplied by B multiplied by C, where:
A	is the variable annuity unit value for the subaccount on the immediately preceding business day;
B	is the net investment factor for that subaccount for the valuation period; and
C	is the assumed investment return adjustment factor for the valuation period.
The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.
The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i)	is the result of:
(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)	a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount.
(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.
(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of shares held in that subaccount. (For calculating Initial Payment Guarantee annuity payments, the factor is higher at a rate of 2.50%).
The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.
The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the annuity commencement date. The policy contains a table for determining the adjusted age of the annuitant.
8

Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity unit value for the immediately preceding valuation period.
Assume A = $X
B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.
Assume C = Z
Then, the annuity unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The adjusted policy value as of the annuity commencement date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of annuity units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The annuity unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of annuity units =	$X	= Z
$Y
PERFORMANCE
We periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.
Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also reflect the premium enhancement, if any.
9

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.
Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.
HISTORICAL PERFORMANCE DATA
Money Market Yields
We may from time to time disclose the current annualized yield of the money market subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula.
Current Yield = ((NCS * ES)/UV) * (365/7)
Where:
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.
ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
Because of the charges and deductions imposed under a policy, the yield for the money market subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes.
We may also disclose the effective yield of the money market subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula.
Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1
Where:
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.
ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
The yield on amounts held in the money market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.
Total Returns
We may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods
10

of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.
Total returns will be calculated using subaccount unit values which we calculate on each business day based on the performance of the separate account's underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. The total return will then be calculated according to the following formula.
P (1 + T)N = ERV
Where:
T	=	The average annual total return net of subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
Other Performance Data
We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format.
We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula.
CTR = (ERV / P)-1
Where:
CTR	=	The cumulative total return net of subaccount recurring charges for the period.
ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.
P	=	A hypothetical initial payment of $1,000.
All non-standard performance data will only be advertised if the standard performance data is also disclosed.
Adjusted Historical Performance Data
From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.
PUBLISHED RATINGS
We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect our financial strength. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms.
STATE REGULATION OF US
We are subject to the laws of jurisdiction governing insurance companies and to regulation by the jurisdiction Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Department may determine the items are correct.
11

Our books and accounts are subject to review by the Department of Insurance at all times, and a full examination of our operations are conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.
ADMINISTRATION
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
All records and accounts relating to the separate account will be maintained by us. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments we send to you) you may only receive quarterly confirmations.
DISTRIBUTION OF THE POLICIES
We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below).
TCI's home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.
We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.
We and our affiliates provide paid-in capital to TCI and pay for TCI's operating and other expenses, including overhead, legal and accounting fees. We also pay TCI an “override” payment based on the pricing of the product which becomes part of TCI's assets. In addition, we pay commission to TCI for policy sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions. During fiscal year 2016, 2015 and 2014 the amounts paid to TCI in connection with all policies sold through the separate account were $8,578,619, $10,140,164 and $10,662,457, respectively.
We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.
VOTING RIGHTS
To the extent required by law, we will vote the underlying fund portfolios' shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we will determine that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.
Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.
12

After the annuity commencement date, you have the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person's number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.
The number of votes that you have the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. We will solicit voting instructions by sending you, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by us in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.
Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.
OTHER PRODUCTS
We make other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.
CUSTODY OF ASSETS
We hold assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Separate Account VA B, as of December 31, 2016 and for the years ended December 31, 2016 and 2015, and the statutory-basis financial statements and schedules of Transamerica Life Insurance Company as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
OTHER INFORMATION
A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.
FINANCIAL STATEMENTS
The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of Separate Account VA B, which are available for investment by MEMBERS® FreedomSM Variable Annuity policy owners, are contained herein. The statutory-basis financial statements and schedules of Transamerica Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of us to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.
13

APPENDIX
CONDENSED FINANCIAL INFORMATION
The following tables list the accumulation unit values and the number of accumulation units outstanding for the total separate account expenses listed therein (including any applicable fund facilitation fees) for each subaccount available on December 31, 2016.
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(1) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.665955 $1.679215 $1.600676 $1.405556 $1.265900 $1.333173 $1.234087 $1.012438 $1.000000	$1.704297 $1.665955 $1.679215 $1.600676 $1.405556 $1.265900 $1.333173 $1.234087 $1.012438	8,614.357 8,679.748 7,133.088 18,476.268 904.352 549.150 5,378.614 0.000 0.000
American Funds - Asset Allocation FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.547873 $1.560096 $1.512801 $1.249960 $1.099572 $1.109332 $1.007699 $0.989771	$1.657175 $1.547873 $1.560096 $1.512801 $1.249960 $1.099572 $1.109332 $1.007699	1,180,402.865 1,111,744.963 1,179,830.746 1,016,540.768 516,093.508 437,403.896 135,665.227 0.000
American Funds - Bond FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.071594 $1.092175 $1.060248 $1.107483 $1.074257 $1.034670 $0.993413 $1.000892	$1.079458 $1.071594 $1.092175 $1.060248 $1.107483 $1.074257 $1.034670 $0.993413	131,514.325 150,598.771 123,757.324 162,553.141 251,798.552 152,199.563 45,533.387 0.000
American Funds - Growth FundSM - Class 2(2) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.777537 $1.700057 $1.601217 $1.257803 $1.090519 $1.164254 $1.002561 $0.986474	$1.904411 $1.777537 $1.700057 $1.601217 $1.257803 $1.090519 $1.164254 $1.002561	364,067.426 267,195.140 435,310.877 163,246.842 131,805.976 216,429.230 184,148.644 0.000
American Funds - Growth-Income FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.703310 $1.715827 $1.585022 $1.213392 $1.055668 $1.098962 $1.007946 $0.986795	$1.858778 $1.703310 $1.715827 $1.585022 $1.213392 $1.055668 $1.098962 $1.007946	65,290.954 79,649.755 111,159.761 95,350.912 67,055.547 44,659.678 9,310.735 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.378450 $1.399606 $1.296321 $1.107412 $0.982896 $1.041380 $0.901140 $0.663853 $1.000000	$1.447227 $1.378450 $1.399606 $1.296321 $1.107412 $0.982896 $1.041380 $0.901140 $0.663853	996,016.636 779,890.942 771,933.450 351,968.019 286,900.899 282,287.498 131,950.363 78,165.444 0.000
14

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.142475 $1.252548 $1.220029 $1.091097 $0.987050 $0.982343 $0.888410 $0.667633 $0.967204 $1.000000	$1.278452 $1.142475 $1.252548 $1.220029 $1.091097 $0.987050 $0.982343 $0.888410 $0.667633 $0.967204	190,528.289 241,810.742 288,172.475 310,048.218 449,474.916 190,080.438 100,543.100 36,920.627 22,397.977 0.000
State Street Total Return V.I.S. Fund - Class 3(1)(3) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.252072 $1.295765 $1.259100 $1.121354 $1.020059 $1.074749 $1.003337 $0.988803	$1.300948 $1.252072 $1.295765 $1.259100 $1.121354 $1.020059 $1.074749 $1.003337	76,150.545 53,836.856 75,162.993 84,232.877 118,498.130 173,633.860 32,381.232 0.000
TA AB Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.075212 $1.100258 $1.064161 $1.014505 $0.977247 $0.979463 $0.914390 $0.710376 $1.149055 $0.989965	$1.076214 $1.075212 $1.100258 $1.064161 $1.014505 $0.977247 $0.979463 $0.914390 $0.710376 $1.149055	926,815.942 978,307.584 1,086,366.286 1,322,320.748 1,288,155.924 998,971.583 33,747.651 26,968.407 6,687.833 6,776.405
TA Aegon Government Money Market - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.920298 $0.937744 $0.955517 $0.973625 $0.992177 $1.010924 $1.030079 $1.049513 $1.046863 $1.018335	$0.903224 $0.920298 $0.937744 $0.955517 $0.973625 $0.992177 $1.010924 $1.030079 $1.049513 $1.046863	586,191.586 823,883.446 875,828.479 2,883,311.355 2,250,858.418 1,481,724.666 729,816.250 399,264.666 676,118.179 343,026.579
TA Aegon High Yield Bond - Service Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.438804 $1.532018 $1.506799 $1.444044 $1.256721 $1.224966 $1.112807 $0.772135 $1.055670 $1.057560	$1.623881 $1.438804 $1.532018 $1.506799 $1.444044 $1.256721 $1.224966 $1.112807 $0.772135 $1.055670	109,386.647 84,719.813 130,707.695 132,124.752 209,352.426 217,262.574 62,220.674 33,540.262 0.000 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.234484 $1.260154 $1.229728 $1.285051 $1.248835 $1.186078 $1.159638 $1.134074 $1.075910 $1.036528	$1.213220 $1.234484 $1.260154 $1.229728 $1.285051 $1.248835 $1.186078 $1.159638 $1.134074 $1.075910	129,455.073 166,675.608 152,316.757 260,078.398 912,861.764 909,434.674 598,532.880 477,437.077 444,400.151 0.000
15

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
PAM TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date November 3, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.234484 $1.260154 $1.229728 $1.285051 $1.248835 $1.186078 $1.159638 $1.134074 $1.075910 $1.036528	$1.213220 $1.234484 $1.260154 $1.229728 $1.285051 $1.248835 $1.186078 $1.159638 $1.134074 $1.075910	385,582.503 707,460.508 364,857.512 420,044.489 604,309.892 880,669.842 626,365.072 515,621.744 787,322.762 81,371.416
TA American Funds Managed Risk - Balanced - Service Class Subaccount Inception Date May 1, 2015	2016 2015	$9.499167 $9.999484	$9.920148 $9.499167	7,344.544 7,185.280
TA Barrow Hanley Dividend Focused - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.235633 $1.309280 $1.191890 $0.934778 $0.854615 $0.849934 $0.786258 $0.704580 $1.088974 $1.063525	$1.389582 $1.235633 $1.309280 $1.191890 $0.934778 $0.854615 $0.849934 $0.786258 $0.704580 $1.088974	797,629.690 713,307.947 848,485.651 522,508.531 499,048.470 602,615.499 513,541.712 177,029.895 36,500.817 35,915.227
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount Inception Date March 21, 2016	2016	$9.998457	$10.434926	0.000
TA BlackRock Global Allocation - Service Class Subaccount Inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.424342 $1.469435 $1.472940 $1.312916 $1.217802 $1.291530 $1.200030 $1.000000	$1.461601 $1.424342 $1.469435 $1.472940 $1.312916 $1.217802 $1.291530 $1.200030	2,333,058.828 2,406,444.785 2,799,835.918 3,146,980.705 3,050,316.723 3,285,308.240 1,742,008.410 130,561.494
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount Inception Date November 10, 2014	2016 2015 2014	$9.384925 $9.902368 $9.998453	$9.244592 $9.384925 $9.902368	0.000 0.000 0.000
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount Inception Date November 10, 2014	2016 2015 2014	$9.189175 $9.862474 $9.998453	$9.001257 $9.189175 $9.862474	34,788.035 44,723.056 39,907.684
TA BlackRock Smart Beta 50 - Service Class Subaccount Inception Date March 21, 2016	2016	$9.998457	$10.119562	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount Inception Date March 21, 2016	2016	$9.998457	$10.188554	0.000
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.609357 $1.641985 $1.592449 $1.44391 $1.337994 $1.314161 $1.203782 $1.000000	$1.656938 $1.609357 $1.641985 $1.592449 $1.444391 $1.337994 $1.314161 $1.203782	1,890,240.110 1,991,217.425 2,333,424.667 1,671,552.706 1,676,025.516 998,952.622 439,035.128 39,945.950
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.170103 $1.202816 $1.081846 $1.062988 $0.866776 $0.939678 $0.830462 $0.636251 $1.127580 $1.234393	$1.153149 $1.170103 $1.202816 $1.081846 $1.062988 $0.866776 $0.939678 $0.830462 $0.636251 $1.127580	159,128.167 160,524.731 198,692.198 104,367.748 115,121.413 71,582.675 56,741.049 34,859.190 33,217.449 18,865.159
16

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Janus Balanced - Service Class Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.169899 $1.190678 $1.125193 $0.963352 $0.872677 $0.997017 $0.985386 $0.986564	$1.195445 $1.169899 $1.190678 $1.125193 $0.963352 $0.872677 $0.997017 $0.985386	802,215.938 832,146.036 931,620.202 822,699.055 581,781.614 566,641.506 213,727.512 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.556939 $1.674671 $1.710959 $1.255837 $1.176573 $1.287990 $0.982522 $0.625274 $1.189694 $0.991858	$1.492786 $1.556939 $1.674671 $1.710959 $1.255837 $1.176573 $1.287990 $0.982522 $0.625274 $1.189694	147,037.463 148,354.762 201,515.380 216,249.832 179,530.045 203,362.476 127,657.607 27,347.953 25,842.364 21,301.345
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.104955 $1.149832 $1.080070 $1.006254 $1.000000	$1.077146 $1.104955 $1.149832 $1.080070 $1.006254	383,094.154 380,109.403 366,310.600 337,473.150 170,597.444
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.148636 $1.206036 $1.136037 $1.001328 $1.000000	$1.116125 $1.148636 $1.206036 $1.136037 $1.001328	47,286.378 46,149.687 62,292.057 62,151.230 33,482.146
TA Madison Balanced Allocation - Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.148319 $1.178789 $1.135953 $1.021206 $0.960930 $1.000000	$1.186146 $1.148319 $1.178789 $1.135953 $1.021206 $0.960930	50,285.495 60,036.843 70,050.955 118,562.554 39,499.832 1,618.352
TA Madison Conservative Allocation - Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.078781 $1.107545 $1.077348 $1.027324 $0.984632 $1.000000	$1.102036 $1.078781 $1.107545 $1.077348 $1.027324 $0.984632	344,236.560 366,932.639 394,262.653 974,433.438 882,060.838 0.000
TA Madison Diversified Income - Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.144623 $1.164677 $1.121650 $1.046474 $1.009318 $1.000000	$1.200168 $1.144623 $1.164677 $1.121650 $1.046474 $1.009318	533,643.362 603,640.231 714,666.960 527,734.990 407,075.138 54,310.230
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.160750 $1.204116 $1.173610 $1.073216 $1.008991 $1.013256 $0.932770 $0.815656 $1.000000	$1.181908 $1.160750 $1.204116 $1.173610 $1.073216 $1.008991 $1.013256 $0.932770 $0.815656	902,995.213 991,221.095 1,015,849.195 1,231,933.221 1,139,145.145 799,570.081 231,910.845 185,075.215 0.000
17

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Conservative ETF - Service Class Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.204921 $1.236318 $1.197069 $1.135030 $1.084909 $1.071463 $0.997783 $0.999948	$1.230707 $1.204921 $1.236318 $1.197069 $1.135030 $1.084909 $1.071463 $0.997783	151,272.607 149,664.024 137,351.257 282,089.323 286,172.484 130,276.861 927.933 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.154266 $1.219038 $1.194759 $1.024959 $0.936339 $0.965040 $0.870203 $0.719866 $1.000000	$1.185691 $1.154266 $1.219038 $1.194759 $1.024959 $0.936339 $0.965040 $0.870203 $0.719866	1,707,822.058 1,952,934.568 2,073,393.881 2,055,451.009 1,419,392.448 1,081,367.173 1,143,705.016 866,031.593 643,424.842
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.111624 $1.135506 $1.223257 $1.058428 $0.885059 $1.004489 $0.927939 $0.715058 $1.130491 $1.058240	$1.089491 $1.111624 $1.135506 $1.223257 $1.058428 $0.885059 $1.004489 $0.927939 $0.715058 $1.130491	166,015.540 181,776.504 202,136.791 198,507.951 241,626.934 245,259.829 223,871.740 136,937.087 142,098.434 90,369.755
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.008486 $1.054499 $0.996498 $0.907874 $0.915447	$1.042977 $1.008486 $1.054499 $0.996498 $0.907874	251,750.037 265,316.865 308,312.370 206,655.177 71,810.843
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$0.966543 $1.005802 $0.942677 $0.888152 $0.892969	$0.995788 $0.966543 $1.005802 $0.942677 $0.888152	880,382.618 893,327.121 1,007,454.650 760,510.413 726,328.729
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$0.966707 $1.020342 $0.977236 $0.852535 $0.864149	$0.994944 $0.966707 $1.020342 $0.977236 $0.852535	161,406.071 165,867.489 187,878.318 179,937.143 161,666.346
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.322988 $1.341183 $1.309833 $1.372676 $1.303442 $1.253577 $1.194546 $1.051601 $1.105623 $1.035566	$1.330518 $1.322988 $1.341183 $1.309833 $1.372676 $1.303442 $1.253577 $1.194546 $1.051601 $1.105623	1,089,134.093 1,193,797.599 1,498,103.904 1,677,683.660 1,718,360.249 1,549,765.279 1,233,602.205 790,154.232 211,893.582 124,982.616
TA PineBridge Inflation Opportunities- Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$0.952309 $0.999060 $0.984775 $1.109433 $1.063648 $1.000000	$0.970129 $0.952309 $0.999060 $0.984775 $1.109433 $1.063648	221,729.723 238,505.464 284,974.863 445,560.764 473,383.896 228,474.322
18

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA ProFunds UltraBear Fund - Service Class OAM Subaccount inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.078486 $0.086256 $0.118112 $0.219265 $0.316659 $0.403088 $0.560855 $1.000000	$0.058862 $0.078486 $0.086256 $0.118112 $0.219265 $0.316659 $0.403088 $0.560855	3,658,510.609 3,390,436.613 1,393,676.037 1,382,310.539 2,201,970.019 2,241,749.001 470,431.312 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception Date December 9, 2011	2016 2015 2014 2013 2012 2011	$1.048667 $1.094425 $1.076413 $1.024432 $0.977710 $1.000000	$1.056411 $1.048667 $1.094425 $1.076413 $1.024432 $0.977710	520,476.635 567,216.993 679,669.538 863,877.011 706,631.056 511,159.481
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.061172 $1.156934 $1.142085 $0.998889 $0.978398	$1.061916 $1.061172 $1.156934 $1.142085 $0.998889	807,924.460 849,130.216 967,150.073 1,120,318.669 1,008,177.845
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.060346 $1.128773 $1.110078 $1.018008 $1.000981	$1.063349 $1.060346 $1.128773 $1.110078 $1.018008	1,233,353.038 2,353,023.658 2,419,878.165 2,929,042.165 2,542,416.366
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.878027 $1.873345 $1.796759 $1.274113 $1.125048 $1.129298 $0.858378 $0.632312 $1.013242 $0.944996	$2.045873 $1.878027 $1.873345 $1.796759 $1.274113 $1.125048 $1.129298 $0.858378 $0.632312 $1.013242	141,234.439 147,517.680 185,810.338 190,545.208 110,766.092 191,118.134 183,919.660 27,681.631 57,694.968 65,322.019
TA TS&W International Equity - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.004112 $1.012669 $1.090589 $0.895692 $0.783946 $0.935021 $0.880545 $0.713948 $1.193650 $1.055268	$0.992976 $1.004112 $1.012669 $1.090589 $0.895692 $0.783946 $0.935021 $0.880545 $0.713948 $1.193650	118,673.406 147,335.277 158,023.961 180,525.296 197,535.199 209,081.744 142,155.233 138,862.062 93,823.825 64,036.082

Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(1) Subaccount Inception Date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.689420 $1.699537 $1.616878 $1.417003 $1.273704 $1.338773 $1.236838 $1.012714 $1.000000	$1.731678 $1.689420 $1.699537 $1.616878 $1.417003 $1.273704 $1.338773 $1.236838 $1.012714	1,131,840.056 1,306,081.163 1,422,939.250 1,491,007.102 1,432,620.673 1,429,797.562 930,865.780 240,848.455 0.000
19

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
American Funds - Asset Allocation FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.566555 $1.575848 $1.525087 $1.257639 $1.104143 $1.111765 $1.007931 $0.989776	$1.680454 $1.566555 $1.575848 $1.525087 $1.257639 $1.104143 $1.111765 $1.007931	4,702,515.935 4,825,804.711 5,146,725.066 5,323,474.428 3,676,759.525 2,938,838.821 1,577,513.531 78,055.631
American Funds - Bond FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.084533 $1.103200 $1.068852 $1.114281 $1.078725 $1.036944 $0.993644 $1.000897	$1.094642 $1.084533 $1.103200 $1.068852 $1.114281 $1.078725 $1.036944 $0.993644	1,233,068.813 1,565,485.160 1,775,462.519 2,046,422.654 2,284,075.307 1,475,513.641 598,788.904 63,418.369
American Funds - Growth FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.798987 $1.717205 $1.614205 $1.265528 $1.095054 $1.166806 $1.002789 $0.986479	$1.931159 $1.798987 $1.717205 $1.614205 $1.265528 $1.095054 $1.166806 $1.002789	1,091,000.817 1,242,965.271 1,210,637.525 1,487,993.910 1,214,358.831 1,236,988.228 364,500.005 0.000
American Funds - Growth-Income FundSM - Class 2(2) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.723872 $1.733141 $1.597873 $1.220832 $1.060047 $1.101360 $1.008181 $0.986801	$1.884890 $1.723872 $1.733141 $1.597873 $1.220832 $1.060047 $1.101360 $1.008181	1,043,515.099 1,303,973.119 1,169,617.114 1,254,138.324 768,909.557 586,825.250 207,455.738 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.399384 $1.418064 $1.310837 $1.117617 $0.989990 $1.046837 $0.904091 $0.664725 $1.000000	$1.472087 $1.399384 $1.418064 $1.310837 $1.117617 $0.989990 $1.046837 $0.904091 $0.664725	7,784,382.178 3,936,358.618 5,383,306.760 3,597,438.990 2,615,314.521 1,966,094.951 1,230,864.929 917,997.573 64,280.341
Franklin Income VIP Fund - Class 2 Subaccount Inception Date May 1, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.162137 $1.271599 $1.236152 $1.103334 $0.996141 $0.989452 $0.893086 $0.669833 $0.968475 $1.000000	$1.303019 $1.162137 $1.271599 $1.236152 $1.103334 $0.996141 $0.989452 $0.893086 $0.669833 $0.968475	1,792,714.114 2,327,230.837 2,972,749.900 3,687,409.884 4,591,566.929 4,699,219.287 2,747,692.055 1,900,072.534 1,354,399.684 656,829.077
State Street Total Return V.I.S. Fund - Class 3(1)(3) Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.267190 $1.308836 $1.269323 $1.128247 $1.024302 $1.077107 $1.003571 $0.988808	$1.319241 $1.267190 $1.308836 $1.269323 $1.128247 $1.024302 $1.077107 $1.003571	966,605.027 1,035,773.734 1,146,947.702 930,123.874 1,070,281.005 945,374.429 373,010.145 0.000
20

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AB Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.095845 $1.119156 $1.080308 $1.027884 $0.988176 $0.988475 $0.920995 $0.714117 $1.152836 $0.991257	$1.099019 $1.095845 $1.119156 $1.080308 $1.027884 $0.988176 $0.988475 $0.920995 $0.714117 $1.152836	2,168,540.223 2,716,338.994 3,471,606.740 3,551,617.181 3,944,687.794 3,274,073.330 648,000.076 424,103.009 247,413.176 283,945.085
TA Aegon Government Money Market - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$0.937991 $0.953893 $0.970044 $0.986477 $1.003308 $1.020273 $1.037558 $1.055058 $1.050319 $1.019675	$0.922384 $0.937991 $0.953893 $0.970044 $0.986477 $1.003308 $1.020273 $1.037558 $1.055058 $1.050319	5,532,235.165 5,500,127.529 7,315,715.873 9,749,746.220 5,931,917.887 8,011,234.814 5,034,841.530 5,206,256.150 10,380,130.853 2,769,227.153
TA Aegon High Yield Bond - Service Class Subaccount Inception Date June 2, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.466323 $1.558252 $1.529593 $1.463013 $1.270727 $1.236198 $1.120823 $0.776180 $1.059115 $1.058929	$1.658183 $1.466323 $1.558252 $1.529593 $1.463013 $1.270727 $1.236198 $1.120823 $0.776180 $1.059115	1,293,828.893 1,753,000.287 2,133,934.307 2,981,657.984 2,696,670.238 2,168,963.379 1,459,677.573 863,904.686 408,612.174 385,946.596
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date August 3, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.258195 $1.281833 $1.248433 $1.302033 $1.262846 $1.197044 $1.168061 $1.140067 $1.079456 $1.037892	$1.238951 $1.258195 $1.281833 $1.248433 $1.302033 $1.262846 $1.197044 $1.168061 $1.140067 $1.079456	2,139,912.133 2,875,528.130 2,734,412.154 3,984,561.403 6,849,344.521 5,987,222.010 5,682,475.784 3,456,286.339 1,422,883.555 115,935.315
PAM TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date November 3, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.258195 $1.281833 $1.248433 $1.302033 $1.262846 $1.197044 $1.168061 $1.140067 $1.079456 $1.037892	$1.238951 $1.258195 $1.281833 $1.248433 $1.302033 $1.262846 $1.197044 $1.168061 $1.140067 $1.079456	95,243.038 82,079.944 52,570.024 55,413.679 182,547.959 346,377.467 209,616.765 366,923.232 575,634.300 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount Inception Date May 1, 2015	2016 2015	$9.511711 $9.999538	$9.952736 $9.511711	121,152.767 60,945.485
21

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Barrow Hanley Dividend Focused - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.259359 $1.331809 $1.210018 $0.947133 $0.864195 $0.857778 $0.791956 $0.708289 $1.092545 $1.064914	$1.419041 $1.259359 $1.331809 $1.210018 $0.947133 $0.864195 $0.857778 $0.791956 $0.708289 $1.092545	2,103,026.114 2,581,469.564 2,926,858.669 3,012,645.968 3,157,997.898 3,387,784.089 3,546,773.433 2,333,334.998 1,122,070.819 983,966.601
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998618	$10.451017	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.443076 $1.485846 $1.486471 $1.322389 $1.224178 $1.295746 $1.201597 $1.000000	$1.483723 $1.443076 $1.485846 $1.486471 $1.322389 $1.224178 $1.295746 $1.201597	8,802,956.161 10,409,725.318 11,309,294.633 12,072,281.010 12,760,628.878 13,216,295.000 8,245,776.242 3,596,173.450
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount inception Date November 10, 2014	2016 2015 2014	$9.406129 $9.905250 $9.998614	$9.283662 $9.406129 $9.905250	112,346.739 99,978.827 33,051.418
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception Date November 10, 2014	2016 2015 2014	$9.209947 $9.865343 $9.998614	$9.039297 $9.209947 $9.865343	35,850.739 22,954.013 0.000
TA BlackRock Smart Beta 50 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998618	$10.135169	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount inception Date March 21, 2016	2016	$9.998618	$10.204266	0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.630599 $1.660386 $1.607128 $1.454844 $1.345008 $1.318472 $1.205357 $1.000000	$1.682103 $1.630599 $1.660386 $1.607128 $1.454844 $1.345008 $1.318472 $1.205357	10,240,852.153 11,815,747.972 13,655,504.243 11,570,930.331 9,021,285.214 4,719,066.257 2,147,694.970 403,876.282
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.192581 $1.223519 $1.098308 $1.077042 $0.876508 $0.948374 $0.836507 $0.639615 $1.131291 $1.235999	$1.177614 $1.192581 $1.223519 $1.098308 $1.077042 $0.876508 $0.948374 $0.836507 $0.639615 $1.131291	882,112.667 1,067,118.820 1,736,552.496 1,207,260.195 1,461,093.575 929,301.296 627,682.389 393,492.088 429,111.314 383,065.961
TA Janus Balanced - Service Class Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.184043 $1.202702 $1.134332 $0.969277 $0.876298 $0.999198 $0.985611 $0.986569	$1.212256 $1.184043 $1.202702 $1.134332 $0.969277 $0.876298 $0.999198 $0.985611	2,766,608.146 2,934,454.811 2,732,287.483 2,992,937.892 1,568,555.272 1,209,880.377 619,896.171 54,170.345
22

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Janus Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.586849 $1.703478 $1.736980 $1.272439 $1.189779 $1.299896 $0.989658 $0.628577 $1.193621 $0.993158	$1.524450 $1.586849 $1.703478 $1.736980 $1.272439 $1.189779 $1.299896 $0.989658 $0.628577 $1.193621	785,401.429 975,971.589 1,082,247.456 1,202,810.115 1,150,281.823 1,285,472.496 425,696.761 275,521.723 167,256.060 75,807.290
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.112962 $1.155892 $1.083621 $1.007584 $1.000000	$1.087081 $1.112962 $1.155892 $1.083621 $1.007584	2,868,518.454 3,945,645.413 6,044,061.327 3,497,083.024 1,175,686.799
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.156942 $1.212370 $1.139762 $1.002635 $1.000000	$1.126411 $1.156942 $1.212370 $1.139762 $1.002635	992,117.297 1,419,311.368 1,305,507.490 669,674.983 206,887.060
TA Madison Balanced Allocation - Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.158905 $1.187322 $1.141921 $1.024552 $0.962185 $1.000000	$1.199430 $1.158905 $1.187322 $1.141921 $1.024552 $0.962185	70,277.678 90,213.920 397,280.038 253,180.484 200,785.291 48,789.032
TA Madison Conservative Allocation - Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.088721 $1.115557 $1.083020 $1.030709 $0.985925 $1.000000	$1.114374 $1.088721 $1.115557 $1.083020 $1.030709 $0.985925	231,170.350 299,754.140 556,116.708 614,619.305 896,142.341 211,846.350
TA Madison Diversified Income - Service Class Subaccount inception Date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.155163 $1.173093 $1.127532 $1.049902 $1.010639 $1.000000	$1.213596 $1.155163 $1.173093 $1.127532 $1.049902 $1.010639	1,145,511.526 1,099,526.556 1,434,193.807 1,391,420.037 1,120,933.417 592,411.621
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.178376 $1.220001 $1.186749 $1.083107 $1.016279 $1.018584 $0.935839 $0.816736 $1.000000	$1.202218 $1.178376 $1.220001 $1.186749 $1.083107 $1.016279 $1.018584 $0.935839 $0.816736	10,508,060.370 11,282,060.534 14,681,811.663 18,842,696.436 10,560,756.065 5,096,774.001 613,465.532 748,782.638 266,216.046
TA Managed Risk - Conservative ETF - Service Class Subaccount inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.219479 $1.248805 $1.206783 $1.141997 $1.089421 $1.073814 $0.998015 $0.999954	$1.248018 $1.219479 $1.248805 $1.206783 $1.141997 $1.089421 $1.073814 $0.998015	3,915,452.248 3,994,870.489 7,046,121.503 5,061,111.729 4,529,701.565 1,675,609.598 715,591.901 0.000
23

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.171802 $1.235133 $1.208149 $1.034414 $0.943111 $0.970105 $0.873054 $0.720815 $1.000000	$1.206064 $1.171802 $1.235133 $1.208149 $1.034414 $0.943111 $0.970105 $0.873054 $0.720815	8,093,808.873 17,360,957.280 19,961,675.178 12,313,044.187 8,851,082.151 6,936,367.632 6,041,137.262 5,259,673.885 779,065.245
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2001	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.132967 $1.155030 $1.241863 $1.072425 $0.894981 $1.013763 $0.934669 $0.718825 $1.134210 $1.059617	$1.112581 $1.132967 $1.155030 $1.241863 $1.072425 $0.894981 $1.013763 $0.934669 $0.718825 $1.134210	1,087,197.875 1,312,722.698 2,557,173.537 2,480,201.984 990,797.862 797,189.601 780,952.125 572,957.821 499,722.780 433,370.442
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.020708 $1.065177 $1.004616 $0.913472 $0.920570	$1.057681 $1.020708 $1.065177 $1.004616 $0.913472	4,262,579.837 5,549,506.023 3,931,536.405 3,587,663.003 4,192,858.482
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$0.978248 $1.015982 $0.950344 $0.893621 $0.897963	$1.009820 $0.978248 $1.015982 $0.950344 $0.893621	904,064.151 1,128,080.828 1,314,060.335 1,513,407.228 1,012,242.699
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$0.978415 $1.030661 $0.985183 $0.857782 $0.868980	$1.008967 $0.978415 $1.030661 $0.985183 $0.857782	1,555,603.769 1,412,494.405 809,098.430 547,274.401 364,976.863
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.348398 $1.364263 $1.329750 $1.390809 $1.318054 $1.265142 $1.203194 $1.057139 $1.109256 $1.036920	$1.358733 $1.348398 $1.364263 $1.329750 $1.390809 $1.318054 $1.265142 $1.203194 $1.057139 $1.109256	7,515,510.087 9,249,735.120 9,839,919.431 13,306,091.387 16,611,637.116 13,093,970.060 10,865,096.796 6,723,271.642 2,498,454.315 547,341.603
TA PineBridge Inflation Opportunities- Service Class Subaccount inception Date May 3, 2011	2016 2015 2014 2013 2012 2011	$0.961102 $1.006309 $0.989977 $1.113096 $1.065040 $1.000000	$0.981026 $0.961102 $1.006309 $0.989977 $1.113096 $1.065040	1,245,016.053 1,650,408.306 2,235,537.597 2,298,513.376 4,505,802.712 2,345,673.577
TA ProFunds UltraBear Fund - Service Class OAM Subaccount inception Date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.079501 $0.087228 $0.119204 $0.220871 $0.318340 $0.404424 $0.561600 $1.000000	$0.059730 $0.079501 $0.087228 $0.119204 $0.220871 $0.318340 $0.404424 $0.561600	10,443,109.520 8,579,366.936 5,319,504.074 3,866,082.993 7,074,714.613 7,896,840.872 1,246,374.161 36,339.146
24

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception Date December 9, 2011	2016 2015 2014 2013 2012 2011	$1.058355 $1.102373 $1.082096 $1.027806 $0.978990 $1.000000	$1.068265 $1.058355 $1.102373 $1.082096 $1.027806 $0.978990	2,813,172.478 3,149,028.431 3,696,759.615 4,405,984.226 5,917,737.824 1,877,411.764
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.070937 $1.165292 $1.148078 $1.002173 $0.980324	$1.073797 $1.070937 $1.165292 $1.148078 $1.002173	1,791,125.317 2,230,331.408 4,534,907.518 4,569,552.685 2,033,036.421
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.070109 $1.136930 $1.115909 $1.021349 $1.002949	$1.075238 $1.070109 $1.136930 $1.115909 $1.021349	4,289,615.520 4,817,061.698 6,972,267.050 8,487,367.559 3,749,610.523
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.914075 $1.905558 $1.824060 $1.290932 $1.137656 $1.139719 $0.864603 $0.635650 $1.016578 $0.946210	$2.089231 $1.914075 $1.905558 $1.824060 $1.290932 $1.137656 $1.139719 $0.864603 $0.635650 $1.016578	1,369,115.027 1,522,928.003 1,895,824.493 2,776,829.968 1,352,106.848 1,197,448.131 531,073.357 525,139.979 290,417.279 217,418.369
TA TS&W International Equity - Service Class Subaccount Inception Date July 5, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$1.023341 $1.030034 $1.107117 $0.907488 $0.792697 $0.943609 $0.886892 $0.717685 $1.197548 $1.056631	$1.013988 $1.023341 $1.030034 $1.107117 $0.907488 $0.792697 $0.943609 $0.886892 $0.717685 $1.197548	404,021.154 560,421.546 1,275,952.005 2,845,637.750 678,685.365 667,165.900 657,748.542 1,005,468.530 785,316.171 669,723.474
(1)	The beginning and ending AUV for this fund also reflects a 0.20% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(2)	The beginning and ending AUV for this fund also reflects a 0.30% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(3)	Effective November 30, 2016, GE Investments Total Return Fund was renamed State Street Total Return V.I.S. Fund.
The State Street Total Return V.I.S. Fund, TA International Equity Index and TA U.S. Equity Index had not commenced operation as of December 31, 2016, therefore, comparable data is not available.
25

APPENDIX
Prior Withdrawal/ Growth Percentages and rider fees
The table below identifies the prior percentages for the Retirement Income Max® Rider.
Withdrawal Percentages
Date	Age at time of first withdrawal	Singe Life Percentage	Joint Life Percentage
Prior to December 12, 2011	0-58 59-64 65-74 ≥75	0.00% 4.50% 5.50% 6.50%	0.00% 4.10% 5.10% 6.10%
December 12, 2011 to May 1, 2014	0-58 59-64 65-79 ≥80	0.00% 4.30% 5.30% 6.30%	0.00% 3.80% 4.80% 5.80%
May 1, 2014 to February 16, 2015	0-58 59-64 65-79 ≥80	0.00% 4.30% 5.30% 6.30%	0.00% 4.00% 5.00% 6.00%
February 17, 2015 to December 31, 2016	0-58 59-64 65-79 ≥80	0.00% 4.20% 5.20% 6.20%	0.00% 3.80% 4.80% 5.80%
January 1, 2017 to March 31, 2017	0-58 59-64 65-79 ≥80	0.00% 4.20% 5.20% 6.20%	0.00% 3.70% 4.70% 5.70%
Growth Percentages
Date	Percentage
Prior to May 1, 2014	5.00%
May 1, 2014 to March 31, 2017	5.50%
26

APPENDIX
Prior Withdrawal/ Growth Percentages and rider fees
The table below identifies the prior percentages for the Retirement Income Choice® 1.6 Rider.
Withdrawal Percentages
Date	Age at time of first withdrawal	Singe Life Percentage	Joint Life Percentage
May 1, 2016 to December 31, 2016	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 6.00%	0.00% 3.75% 4.75% 5.75%
January 1, 2017 to March 31, 2017	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 6.00%	0.00% 3.50% 4.50% 5.50%
Growth Percentages
Date	Percentage
May 1, 2016 to March 31, 2017	5.50%
27

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2016, 2015 and 2014

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2016, 2015 and 2014

Report of Independent Auditors

To the Board of Directors of

Transamerica Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the statutory balance sheet as of December 31, 2016 and 2015, and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for the years ended December 31, 2016, 2015, and 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: 312-298-2000, F: 312-298-2001, www.pwc.com

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015 or the results of its operations or its cash flows for the years ended December 31, 2016, 2015, and 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015 and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of Global Preferred Re Limited into the Company on January 1, 2016 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for its investment in Transamerica Life (Bermuda), Ltd. (TLB), a wholly-owned Bermuda domiciled life subsidiary in 2016. Our opinion is not modified with respect to this matter

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Summary of Investments-Other Than Investments in Related Parties as of December 31, 2016 and the Supplementary Insurance Information and Reinsurance as of December 31, 2016 and 2015 and for the years then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Summary of Investments-Other Than Investments in Related Parties as of December 31, 2016 and the Supplementary Insurance Information and Reinsurance as of December 31, 2016 and 2015 and for the years then ended do not present fairly, in conformity with accounting principles generally accepted in the United States of America. The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the of Summary Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 24, 2017

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: 312-298-2000, F: 312-298-2001, www.pwc.com

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2016	2015
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,470,814	$2,280,106
Bonds:
Affiliated entities	4,982	63,750
Unaffiliated entities	38,627,052	34,109,703
Preferred stocks
Affiliated entities	7,162	7,162
Unaffiliated entities	95,547	99,102
Common stocks:
Affiliated entities (cost: 2016 - $1,563,014; 2015 - $1,328,112)	2,352,862	1,961,018
Unaffiliated entities (cost: 2016 - $179,505; 2015 - $111,416)	194,833	126,649
Mortgage loans on real estate	5,641,558	5,363,099
Real estate, at cost less accumulated depreciation (2016 - $65,765; 2015 - $43,305):
Home office properties	84,670	94,268
Investment properties	8,112	8,132
Properties held for sale	29,115	29,115
Policy loans	607,746	649,738
Receivables for securities	120,312	17,469
Securities lending reinvested collateral assets	2,303,603	2,760,922
Derivatives	866,950	1,157,993
Receivable for derivative cash collateral posted to counterparty	10,715	18,789
Other invested assets	1,927,635	2,653,261

Total cash and invested assets	54,353,668	51,400,275
Accrued investment income	510,947	474,961
Cash surrender value of life insurance policies	347,214	338,835
Premiums deferred and uncollected	149,211	139,516
Current federal income tax recoverable	524,017	237,608
Net deferred income tax asset	863,844	783,107
Reinsurance receivables	158,288	90,803
Receivable from parent, subsidiaries and affiliates	111,305	59,963
Accounts receivable	137,488	206,315
General agents pension fund	47,650	48,200
Reinsurance deposit receivables	199,500	203,429
Variable annuity reserve hedge offset deferral	575,869	—
Other assets	36,739	37,699
Separate account assets	73,774,288	72,128,772

Total admitted assets	$131,790,028	$126,149,483

3

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2016	2015
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$15,074,311	$15,303,716
Annuity	17,190,070	15,701,229
Accident and health	5,110,678	4,824,046
Policy and contract claim reserves:
Life	283,287	342,120
Accident and health	265,766	259,538
Liability for deposit-type contracts	3,370,720	2,739,298
Other policyholders’ funds	18,126	18,987
Transfers from separate accounts due or accrued including $(1,472,484) and $(1,605,754) accrued for expense allowances recognized in reserves, net of reinsurance allowances at December 31, 2016 and 2015, repectively)	(1,515,226)	(1,633,610)
Funds held under reinsurance treaties	3,603,948	3,381,363
Amounts withheld or retained	167,500	175,637
General expenses due or accrued	176,650	149,338
Remittances and items not allocated	263,232	246,306
Asset valuation reserve	813,683	740,321
Interest maintenance reserve	894,015	967,414
Derivatives	1,314,458	795,914
Municipal reverse repurchase agreements	91,808	90,299
Payable for derivative cash collateral	714,431	1,057,984
Payable for securities lending	2,303,603	2,760,922
Borrowed money	2,267,594	496,528
Payable to parent, subsidiaries and affiliates	115,256	18,965
Other liabilities	376,308	251,903
Separate account liabilities	73,655,055	72,012,055

Total liabilities	$126,555,273	$120,700,273
Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 676,190 issued and outstanding at December 31,
Class B common stock, $750 par value, 10,000 shares authorized, 3,697.27 issued and outstanding	6,762	6,762
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued (total liquidation value - $58,000) at December 31, 2016 and 2015; Series B, $10 per share par value, 250,000 shares authorized, 85,717 and 117,154 shares issued and outstanding total liquidation value - $857,170 and $1,171,540) at December 31, 2016 and 2015	1,282	1,597
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares as of December 31, 2016 and 2015	(58,000)	(58,000)
Surplus notes	150,000	150,000
Paid-in surplus	2,789,513	3,120,362
Special surplus funds	577,936	2,292
Unassigned surplus	1,767,262	2,226,197

Total capital and surplus	5,234,755	5,449,210

Total liabilities and capital and surplus	$131,790,028	$126,149,483

See accompanying notes.

4

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,194,339	$1,113,373	$2,393,662
Annuity	12,204,065	12,919,985	16,656,875
Accident and health	624,248	771,929	(2,795,472)
Net investment income	2,453,818	2,326,992	2,359,512
Amortization of interest maintenance reserve	79,380	93,679	43,809
Commissions and expense allowances on reinsurance ceded	451,545	581,823	88,656
Income from fees associated with investment management, administration and contract guarantees for separate accounts	1,247,856	1,187,712	978,879
Reserve adjustment on reinsurance ceded	13,653	(191,378)	3,773,911
Consideration received on reinsurance recapture and novations	7,326	49,723	195,620
Income from administrative service agreement with affiliate	136,494	133,831	124,653
Other income	146,486	141,506	116,319

	18,559,209	19,129,175	23,936,424
Benefits and expenses:
Benefits paid or provided for:
Life benefits	1,543,390	1,376,035	1,305,025
Accident and health benefits	327,969	427,224	750,045
Annuity benefits	1,157,200	1,201,449	1,135,988
Surrender benefits	9,770,320	9,855,357	8,258,924
Other benefits	154,153	120,151	133,925
Increase (decrease) in aggregate reserves for policies and contracts:
Life	(229,405)	124,129	(212,366)
Annuity	1,488,841	(1,787,418)	933,763
Accident and health	286,632	304,113	143,401

	14,499,100	11,621,040	12,448,705
Insurance expenses:
Commissions	1,029,935	1,324,189	1,486,330
General insurance expenses	891,388	913,754	951,122
Taxes, licenses and fees	125,864	127,072	131,974
Net transfers to (from) separate accounts	1,365,071	5,151,619	8,510,290
Funds withheld ceded investment income	(18,134)	63,878	247,693
Reinsurance transaction - modco reserve adjustment on reinsurance assumed	(188,295)	(228,984)	(243,577)
Consideration paid on reinsurance recapture transactions	41,012	861	67,769
IMR adjustment due to reinsurance	81,293	—	—
Other expenses	47,650	(1,242)	4,660

	3,375,784	7,351,147	11,156,261

Total benefits and expenses	17,874,884	18,972,187	23,604,966

Gain (loss) from operations before dividends to policyholders, federal income tax (benefit) expense and net realized capital gains (losses) on investments	$684,327	$156,988	$331,458

5

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Dividends to policyholders	$5,969	$5,894	$8,045

Gain (loss) from operations before federal income tax (benefit) expense and net realized capital gains (losses) on investments	678,358	151,094	323,413
Federal income tax (benefit) expense	(101,441)	(9,618)	258,554

Gain (loss) from operations before net realized capital gains (losses) on investments	779,799	160,712	64,859
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(308,708)	(343,731)	288,762

Net income (loss)	$471,091	$(183,019)	$353,621

See accompanying notes.

6

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2014
As originally presented	$6,762	$1,597	$(58,000)	$150,000	$3,410,534	$—	$1,271,902	$4,782,795
Merger of Global Preferred Reinsurance (GPRe)	250	—	—	—	17,411	—	(39,382)	(21,721)
Merger adjustment - retire GPRe stock	(250)	—	—	—	250	—	—	—

Balance at January 1, 2014	6,762	1,597	(58,000)	150,000	3,428,195	—	1,232,520	4,761,074
Net income (loss)	—	—	—	—	—	—	353,621	353,621
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	—	902,174	902,174
Change in net deferred income tax asset	—	—	—	—	—	—	(263,473)	(263,473)
Change in nonadmitted assets	—	—	—	—	—	—	418,748	418,748
Change in asset valuation reserve	—	—	—	—	—	—	127,971	127,971
Change in surplus as a result of reinsurance	—	—	—	—	—	—	224,000	224,000
Dividends to stockholders	—	—	—	—	—	—	(500,000)	(500,000)
Other changes - net	—	—		—	5,552	667	(30,776)	(24,557)

Balance at December 31, 2014	$6,762	$1,597	$(58,000)	$150,000	$3,433,747	$667	$2,464,785	$5,999,558
Net income (loss)	—	—	—	—	—	—	(183,019)	(183,019)
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	—	95,872	95,872
Change in net deferred income tax asset	—	—	—	—	—	—	300,765	300,765
Change in nonadmitted assets	—	—	—	—	—	—	(318,398)	(318,398)
Change in surplus as a result of reinsurance	—	—	—	—	—	—	(108,266)	(108,266)
Dividends to stockholders	—	—	—	—	—	—	(50,000)	(50,000)
Return of Capital	—	—	—	—	(300,000)	—	—	(300,000)
Other changes - net	—	—	—	—	(13,385)	1,625	24,458	12,698

Balance at December 31, 2015	$6,762	$1,597	$(58,000)	$150,000	$3,120,362	$2,292	$2,226,197	$5,449,210

7

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Treasury Stock	Stock		Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2015	$6,762	$1,597	$(58,000)		$150,000	$3,120,362	$2,292	$2,226,197	$5,449,210
Net income (loss)	—	—	—		—	—	—	471,091	471,091
Change in net unrealized capital gains/losses, net of tax	—	—	—		—	—	575,869	(688,997)	(113,128)
Change in net deferred income tax asset	—	—	—		—	—	—	183,306	183,306
Change in non admitted assets	—	—	—		—	—	—	114,741	114,741
Change in asset valuation reserve	—	—	—		—	—	—	60,538	60,538
Cumulative effect of change in accounting principles	—	—	—		—	—	—	(276,042)	(276,042)
Return of capital	—	—	—		—	(314,056)	—	—	(314,056)
Dividends to stockholders	—	—	—		—	—	—	(385,630)	(385,630)
Other changes - net	—	(315)	—		—	(16,794)	(225)	62,057	44,724

Balance at December 31, 2016	$6,762	$1,282	$(58,000	)$	150,000	$2,789,513	$577,936	$1,767,262	$5,234,755

See accompanying notes.

8

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Operating activities
Premiums collected, net of reinsurance	12,158,028	14,868,206	16,205,618
Net investment income	2,356,181	2,306,617	2,356,404
Miscellaneous income	2,011,519	1,759,927	5,298,353
Benefit and loss related payments	(13,002,709)	(12,846,598)	(11,520,995)
Net transfers from separate accounts	(1,237,126)	(5,214,145)	(8,823,241)
Commissions, expenses paid and other deductions	(1,897,305)	(2,202,781)	(1,467,343)
Dividends paid to policyholders	(6,935)	(7,743)	(8,250)
Federal income taxes (paid) received	(203,264)	(279,806)	(288,721)

Net cash provided by operating activities	178,389	(1,616,322)	1,751,826
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	10,795,896	13,740,477	8,362,600
Stocks	26,673	53,649	108,717
Mortgage loans	705,232	881,722	1,040,891
Real estate and properties held for sale	14,667	—	28,084
Other invested assets	921,210	614,621	635,395
Securities lending reinvested collateral assets	457,319	145,338	347,507
Derivatives	—	—	255,580
Miscellaneous proceeds	16,389	17,797	117,780

Total investment proceeds	12,937,386	15,453,602	10,896,555
Costs of investments acquired:
Bonds	(12,682,216)	(12,145,728)	(6,214,330)
Stocks	(210,597)	(24,188)	(307,013)
Mortgage loans	(740,949)	(733,005)	(853,948)
Real estate and properties held for sale	(2,809)	(10,202)	(13,410)
Other invested assets	(404,878)	(1,516,458)	(239,060)
Payable for securities	(102,843)	(15,477)	(18,033)
Derivatives	(185,514)	(455,642)	—
Miscellaneous applications	(151,001)	(229,914)	(49,870)

Total cost of investments acquired	(14,480,806)	(15,130,616)	(7,695,664)
Net increase (decrease) in policy loans	41,992	39,965	32,811

Net cost of investments acquired	(14,438,815)	(15,090,650)	(7,662,853)

Net cash provided by (used in) investing activities	(1,501,428)	362,952	3,233,701

9

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Financing and miscellaneous activities
Change in:
Net deposits on deposit-type contracts an other insurance liabilities	(217,744)	(328,515)	(624,703)
Borrowed funds	1,769,852	30,508	202,000
Funds held under reinsurance treaties with unauthorized reinsurers	(108,899)	688,121	(2,527,186)
Receivable from parent, subsidiaries and affiliates	(51,647)	111,599	(140,456)
Payable to parent, subsidiaries and affiliates	96,291	9,145	(17,220)
Payable for securities lending	(457,319)	(145,338)	(347,507)
Other cash (applied) provided	201,917	353,324	145,202
Dividends to stockholders	(385,630)	(50,000)	(500,000)
Capital contribution provided	(333,074)	(327,213)	(14,681)

Net cash used in financing and miscellaneous activities	513,747	341,632	(3,824,550)

Net increase (decrease) in cash, cash equivalents and short-term investments	(809,292)	(911,738)	1,160,977
Cash, cash equivalents and short-term investments:
Beginning of year	2,280,106	3,191,844	2,030,868

End of year	1,470,814	2,280,106	3,191,844

See accompanying notes.

10

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2016

1. Organization and Summary of Significant Accounting Policies

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Prior to September 30, 2015, all outstanding common shares of the Company were owned by Transamerica International Holdings, Inc. (TIHI). Prior to September 29, 2015, the Series B preferred shares of the Company were owned by Transamerica Corporation (TA Corp) and AEGON USA, LLC (AEGON). On September 29, 2015, TA Corp and AEGON contributed their respective share of the Company’s Series B preferred share to TIHI. Effective September 30, 2015, TIHI merged into CGC. As a result of this merger, the Company is now wholly-owned by CGC.

On December 31, 2015, AEGON merged into TA Corp, a Delaware-domiciled non-insurance affiliate.

On January 1, 2016, the Company completed a merger with Global Preferred Re Limited (GPRe), a Bermuda-domiciled affiliate. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of GPRe were carried forward to the merged company. As a result of the merger, GPRe’s common stock was deemed cancelled by operation of law. Each share of the Company’s capital stock issued and outstanding immediately before the merger shall continue to represent one share of the capital stock.

Summarized financial information for the Company and GPRe presented separately for periods prior to the merger is as follows:

	Year Ended December 31 2015	Year Ended December 31 2014
Revenues:
Company	$19,078,332	$23,904,030
GPRe	50,842	32,394

	$19,129,174	$23,936,424

Net income (loss):
Company	$(250,873)	$335,423
GPRe	67,853	18,198

	$(183,020)	$353,621

11

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31 2015	December 31 2014
Assets:
Company	$126,035,999	$126,211,096
GPRe	88,529	105,579
Change in deferred tax admissibility due to merger	24,955	53,208

	$126,149,483	$126,369,883

Liabilities:
Company	$120,577,357	$120,211,966
GPRe	122,916	158,359

	$120,700,273	$120,370,325

Capital and surplus:
Company	$5,458,642	$5,999,130
GPRe	(37,685)	(51,780)
Change in deferred tax admissibility due to merger	28,253	52,208

	$5,449,210	$5,999,558

On October 1, 2015, the Company completed a merger with Stonebridge Life Insurance Company (SLIC). The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of SLIC were carried forward to the merged company. As a result of the merger, SLIC’s common stock was deemed cancelled by operation of law. Each share of the Company’s capital stock issued and outstanding immediately before the merger shall continue to represent one share of the capital stock.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of agents, brokers and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

12

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indices, third-party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is valued in a manner consistent with the cash instrument and replicated asset. For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

14

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Subsidiaries: Investments in subsidiaries, controlled and affiliated companies (SCA) companies are state in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium

15

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

16

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Goodwill: Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity’s share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

17

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and investment grade issuers, where the Company has concerns, to determine if an OTTI has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated insurance subsidiaries are reported based on underlying statutory equity plus the admitted portion of goodwill. Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

18

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

19

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2016 and 2015, the Company excluded investment income due and accrued of $924 and $3,563 respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. (B) Replications, (C) income generation and (D) held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities.

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

20

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a USD denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

21

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the S&P or other global market financial index) and floating leg (tied to LIBOR) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as capital and surplus in the financial statements.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

22

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the balance sheet and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company invests in domestic corporate debt securities denominated in U.S. dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. Gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

23

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect, converts a fixed U.S. Treasury into a hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

The Company holds some warrants linked to an Argentina Government Gross Domestic Product (GDP) as part of an authorized workout from the Argentina Brady Bonds. The Company was put into these warrants and did not voluntarily convert into these types of instruments. The Company does not have any downside risk to the warrants, and only receives a payment if the GDP is above a specific threshold. These warrants are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus. At December 31, 2015, all warrants had matured for the Company. The Company had realized gains totaling $4,225 for the year ended December 31, 2015 related to these warrants.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Assets held in trust for purchases of variable universal life and annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $8,767,590, $12,203,423 and $13,127,468 in 2016, 2015 and 2014, respectively. In addition, the Company received $1,247,856, $1,187,712 and $978,879 in 2016, 2015 and 2014, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

24

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

25

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Repurchase Agreements

Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

26

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2016
2016	$—	$726,808	$212,321	$514,487
2015 and prior	1,372,958	(358,737)	103,318	910,903

	1,372,958	$368,071	$315,639	1,425,390

Active life reserve	3,710,626			3,951,054

Total accident and health reserves	$5,083,584			$5,376,444

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2015
2015	$—	$781,155	$285,156	$495,999
2014 and prior	1,203,942	(206,782)	120,201	876,959

	1,203,942	$574,373	$405,357	1,372,958

Active life reserve	3,575,596			3,710,626

Total accident and health reserves	$4,779,538			$5,083,584

The Company’s unpaid claims reserve was decreased by $(358,737) and $(206,782) for the years ended December 31, 2016 and 2015, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2016 resulted primarily from variances in the estimated frequency of claims and claims severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2016 and 2015 was $36,586 and $35,337, respectively. The Company incurred $19,398 and paid $18,036 of claim adjustment expenses during 2016, of which $2,466 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $24,766 and paid $20,388 of claim adjustment expenses during 2015, of which $13,485 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2016 or 2015.

27

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Consistency of Presentation

Differences in tabular totals and references between notes are caused by rounding differences not considered to be significant to the financial statement presentation. Prior year amounts have been reclassified to conform to current period presentation.

Recent Accounting Pronouncements

Effective January 1, 2017, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which allows 1) expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments and 2) requires reporting entities to discount guaranty fund liabilities, and related assets, resulting from the insolvencies of insurers that wrote long-term care contracts The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted SSAP No. 41R, Surplus Notes. Surplus notes held by investors that are rated an equivalent NAIC 1 or 2 designation by an approved NAIC credit rating provider will be reported at amortized cost, while non-rated surplus notes or those with an equivalent designation of 3 through 6 will be reported at the lower of amortized cost or fair value adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 51R, Life Contracts, which includes updates for new principle-based reserving (PBR) requirements, with references to Valuation Manual changes. The Valuation Manual allows companies to continue using current reserve methodologies for a three-year period, beginning with the Valuation Manual operative date. For policies issued after the operative date, formulaic calculations for some policies will be supplemented with more advanced deterministic and stochastic reserve methodologies. The Company adopted the new requirements for certain of its term products. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which incorporates explicit accounting guidance on short sales and secured borrowing transactions when the insurer is the transferee. The adoption of this guidance did not impact the financial position or results of operations of the Company.

28

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Effective December 31, 2017, the Company will adopt revisions to SSAP No. 2R, Cash, Drafts and Short-term Investments, which reclassify money market mutual funds from short-term investments to cash equivalents and clarify that money market mutual funds shall be valued at fair value, allowing net asset value as a practical expedient. The adoption of this guidance will not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2015, the Company adopted guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40. The adoption of this guidance had no material impact to the financial position or results of operations of the Company.

Going Concern

Management has evaluated the ability of the Company to continue as a going concern and has determined that no substantial doubt exists with regard to the Company’s ability to meet its obligations as they become due within one year after the issuance of the financial statements.

2. Prescribed and Permitted Statutory Accounting Practices

The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

The Company, with the permission of the Iowa Commissioner of Insurance, is allowed special accounting treatment for certain hedges of interest rate exposures on variable annuity products that would not otherwise conform to current accounting guidance under SSAP No. 86. The Company recognizes a reserve hedge offset deferral for the difference between the hedge results associated with a highly effective clearly defined hedge strategy related to variable annuity interest rate risks and the corresponding interest-rate related impact to variable annuity results. This deferral was effective October 1, 2016, and will be amortized through the capital and surplus account change in net unrealized capital gains (losses) on a straight line basis over a period of 10 years beginning in the period of deferral.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

29

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company previously valued its investments in limited purpose subsidiary (LPS) US insurance SCAs based on the underlying audited statutory equity under a prescribed practice adopted by the State of Iowa. Effective October 1, 2016, the Company received approval from Iowa for the respective LPS to be valued in accordance with SSAP No. 97, paragraph 8.b.i.1 in amounts equal to the respective entity’s underlying audited statutory equity including statutory accounting practices prescribed or permitted by the State of Iowa, which is consistent with Iowa Administrative Code 191-99.11(5). As a result, the Company will no longer disclose its valuation method for these LPS as a prescribed practice. The Company will continue to provide the disclosures required by SSAP No.97, paragraph 36 about underlying LPS accounting practices that depart from the NAIC accounting practices and procedures. This change in SCA valuation method did not result in a change in the Company’s valuation of its LPS but rather aligned the NAIC valuation with that required by the Iowa Administrative Code.

The Company has three LPS with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Riverwood Reinsurance Inc. (TRRI)	Parental guarantee
TLIC Oakbrook Reinsurance Inc. (TORI)	Credit linked note
TLIC Watertree Reinsurance Inc. (TWRI)	Excess of loss reinsurance asset

For each respective LPS, the table below discloses the amount of the investment in the insurance SCA per recorded statutory equity and the amount of the investment if the insurance SCA had completed statutory financial statements in accordance with the NAIC SAP. Each LPS provides the Company audited financial statements annually.

	Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
TLIC Riverwood Reinsurance Inc	$965,083	$—
TLIC Oakbrook Reinsurance Inc	133,416	—
TLIC Watertree Reinsurance Inc	188,313	—

*	Per AP&P Manual (without permitted or prescribed practices)

30

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2016	2015	2014
Net (loss) income, State of Iowa basis				$471,092	$(182,480)	$353,790
State prescribed practice that increases(decreases) NAIC SAP:
Limited purpose subsidiary valuation - TRRI	97	Balance Sheet	Common Stock	—	—	—
Limited purpose subsidiary valuation - TORI	97	Balance Sheet	Common Stock	—	—	—
Separate account asset valuation	56	NA	NA	—	—	—
State permitted practice that increases(decreases) NAIC SAP:
Hedge reserve offset	86	Balance Sheet; Statement of Changes in Capital and Surplus	Hedge reserve offset Change in net unrealized capital gains/ losses	—	—	—
TLB	97	Balance Sheet	Common Stock	—	—	—
Net (loss) income, NAIC SAP				$471,092	$(182,480)	$353,790

Statutory surplus, State of Iowa basis				$5,234,756	$5,449,210	$5,999,558

State prescribed practice that increases(decreases) NAIC SAP:
Limited purpose subsidiary valuation - TRRI	97	Balance Sheet	Common Stock	—	(869,844)	(817,285)
Limited purpose subsidiary valuation - TORI	97	Balance Sheet	Common Stock	—	(132,955)	(113,677)
Separate account asset valuation	56	NA	NA
State permitted practice that increases(decreases) NAIC SAP:
Hedge reserve offset	86	Balance Sheet; Statement of Changes in Capital and Surplus	Hedge reserve offset Change in net unrealized capital gains/ losses	(575,869)	—	—
TLB	97	Balance Sheet	Common Stock	—	74,225	62,284

Statutory surplus, NAIC SAP				$4,658,887	$4,520,636	$5,130,880

31

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company previously disclosed a state permitted practice to record the value of its wholly-owned Bermuda domiciled life subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited U.S. GAAP or foreign statutory basis financial statements equity adjusted to a statutory basis of accounting, utilizing adjustments as outlined in SSAP No.97, paragraph 9. Changes in the Bermuda Insurance Act 1978 require TLB to file audited GAAP or IFRS financials with the Bermuda Monetary Authority in 2016 rather than statutory basis financials. As a result of the change in the Bermuda regulation, the Company began recording the value of TLB in accordance with SSAP No. 97 in first quarter of 2016, therefore eliminating the need for a permitted practice.

3. Accounting Changes and Correction of Errors

As disclosed in Note 2, the Company began recording the value of its foreign insurance subsidiary in accordance with SSAP No. 97 in 2016, therefore eliminating the need for a permitted practice. This change in accounting impacted the carrying value of the subsidiary and the AVR reported on the Company’s balance sheet. The cumulative effect of implementing the change in accounting effective January 1, 2016, was a $276,042 decrease in capital and surplus. The cumulative effect consisted of two components, a $142,142 change in unrealized loss on the subsidiary and a $133,900 increase in AVR.

During the first quarter of 2016, management determined that the Company’s accretion policy was not correctly adjusting accretion yields for asset specific changes in future cash flow expectations which resulted in an understatement of investment income of $31,151, net of tax, relating to prior years. This was corrected in 2016 and is reflected as other changes, net, in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2015, the Company discovered errors in the calculation of ceded reserves on certain substandard and disabled life policies which caused an overstatement of these reserves since 2011. The cumulative pre-tax effect of these errors was a decrease to equity of $13,866 and was reflected as other changes, net, in the 2015 capital and surplus accounts of the Statements of Changes in Capital and Surplus.

As a result of the Company’s model validation initiative performed in 2015, the Company determined that its aggregate life reserves were overstated by $16,713 relating to prior years. This was corrected in 2015 and was reflected as other changes, net, in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2015, it was discovered that a 2014 intercompany transfer of taxes payable was booked incorrectly, resulting in an incorrect equity distribution to a non-insurance affiliate of $8,833. This was corrected in 2015 and was reflected as other changes, net, in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2015, the Company made a change in valuation bases relating to its long-term care business. A change was made to use a morbidity table that is consistent with leading industry practice where claims are determined using a first-site, first principles approach. This change resulted in an increase in A&H reserves of $5,946 which has been reported on Exhibit 5A – Changes in Bases of Valuation During the Year.

32

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company had consistently reported reserves for all states using the Missouri Department of Insurance required modified 2001 CSO table in the valuation of certain limited underwriting policies. During 2015, Missouri rescinded this rule. The Company made a change in valuation bases relating to these policies to use the unmodified 2001 CSO table. This resulted in a decrease to reserves of $12,464 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year. Related to this change were corresponding decreases in the deferred premium asset of $5,114 and the uncollected premium asset of $104. These amounts were charged to surplus and are reported as a cumulative effect of changes in accounting principle in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2015, the Company identified simplifications and implemented mapping updates in some of the valuation mortality tables used for the calculation of reinsurance reserve credits on some universal life policies. The change in valuation process resulted in a decrease to reserves of $14,481 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year.

During 2014, the Company discovered errors with certain components of the quarterly settlement statements related to the modified coinsurance treaty assumed from an affiliate, Western Reserve Life Assurance Co. of Ohio (WRL), resulting in incorrect cession amounts received by the Company since inception of the treaty effective December 31, 2010. The cumulative impact of the errors as of December 31, 2013 was an overstatement of capital and surplus of $53,792 after tax. This was reflected as other changes, net, in the 2014 capital and surplus accounts of the Statements of Changes in Capital and Surplus.

Prior to its merger in 2015 with the Company, during 2014, SLIC discovered that the accounting entries had not been recorded to the ledger when a block of escheated policies were entered into the claims administration system in 2013. The impact of not recording these entries to the ledger was an understatement of the claims liability of $2,900, an understatement of current federal income taxes recoverable of $1,015, an overstatement of net deferred income taxes of $1,298, and an overstatement of capital and surplus of $3,183 as of December 31, 2013. This was corrected in 2014 and is reflected as other changes, net, in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

	a)	Quoted prices for similar assets or liabilities in active markets

	b)	Quoted prices for identical or similar assets or liabilities in non-active markets

	c)	Inputs other than quoted market prices that are observable

	d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

34

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.
Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

35

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Derivative Financial Instruments: The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is considered to approximate the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

36

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2016 and 2015, respectively:

	December 31, 2016
	Estimated Fair Value	Admitted Assets/ Liabilities	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,435,906	$1,435,906	$—	$1,435,906	$—
Bonds	41,750,057	38,632,034	8,543,520	32,331,681	874,856
Preferred stocks, other than affiliates	94,325	95,547	—	91,172	3,153
Common stocks, other than affiliates	194,833	194,833	1,905	—	192,928
Mortgage loans on real estate	5,801,102	5,641,558	—	—	5,801,102
Other invested assets	168,197	149,019	—	160,516	7,681
Options	182,667	182,667	—	182,667	—
Interest rate swaps	678,868	587,537	—	674,938	3,930
Currency swaps	21,819	21,408	—	21,819	—
Credit default swaps	36,173	26,828	—	36,173	—
Equity swaps	48,509	48,509	—	48,509	—
Policy loans	607,746	607,746	—	607,746	—
Securities lending reinvested collateral	2,303,603	2,303,603	—	2,303,603	—
Receivable from parent, subsidiaries and affiliates	111,305	111,305	—	111,305	—
Separate account assets	72,675,382	72,638,065	69,229,744	3,399,333	46,305
Liabilities
Investment contract liabilities	17,237,938	15,077,116	—	265,681	16,972,257
Options	82,070	82,070	—	82,070	—
Interest rate swaps	183,689	806,424	—	(179,214)	362,903
Currency swaps	1,666	76	—	1,666	—
Credit default swaps	13,478	44,647	—	13,478	—
Equity swaps	381,242	381,242	—	381,242	—
Payable to parent, subsidiaries and affiliates	115,256	115,256	—	115,256	—
Separate account annuity liabilities	66,986,814	66,987,131	1,996	66,926,286	58,532
Surplus note	165,351	150,000	—	165,351	—

37

Transamerica Life Insurance Company

Notes to Financial Statements —   Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31, 2015
	Estimated Fair Value	Admitted Assets/ Liabilities	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$2,012,842	$2,012,842	$—	$2,012,842	$—
Short-term notes receivable from affiliates	278,771	278,771	—	278,771	—
Bonds	36,576,232	34,173,453	6,841,379	28,830,442	904,411
Preferred stocks, other than affiliates	97,770	99,103	—	97,770	—
Common stocks, other than affiliates	126,649	126,649	8,239	71	118,339
Mortgage loans on real estate	5,657,436	5,657,436	—	—	5,657,436
Other invested assets	152,140	133,087	—	142,831	9,309
Options	399,911	399,911	—	399,911	—
Interest rate swaps	668,643	543,001	—	646,960	21,683
Currency swaps	28,988	26,378	—	28,988	—
Credit default swaps	37,808	32,968	—	37,808	—
Equity swaps	155,735	155,735	—	155,735	—
Policy loans	649,738	649,738	—	649,738	—
Securities lending reinvested collateral	2,760,922	2,760,922	—	2,760,922	—
Receivable from parent, subsidiaries and affiliates	59,963	59,963	—	59,963	—
Separate account assets	72,154,755	72,127,543	68,354,452	3,762,211	38,092
Liabilities
Investment contract liabilities	12,911,523	11,852,454	—	276,950	12,634,573
Short-term notes payable to affiliates	—	—	—	—	—
Options	178,638	178,638	—	178,638	—
Interest rate swaps	(484,994)	429,751	—	(520,103)	35,109
Currency swaps	38,722	46,656	—	38,722	—
Credit default swaps	13,862	27,180	—	13,862	—
Equity swaps	113,689	113,689	—	113,689	—
Payable to parent, subsidiaries and affiliates	18,965	18,965	—	18,965	—
Separate account annuity liabilities	63,493,519	63,507,470	983	63,428,222	64,314
Surplus notes	164,418	150,000	—	164,418	—

38

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2016 and 2015:

	2016
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$1,124	$—	$1,124
Industrial and miscellaneous	—	20,216	18,746	38,962
Hybrid securities	—	2,573	—	2,573

Total bonds	—	23,913	18,746	42,659

Preferred stock
Industrial and miscellaneous	—	—	3,153	3,153

Total preferred stock	—	—	3,153	3,153

Common stock
Mutual funds	761	—	—	761
Industrial and miscellaneous	1,144	—	192,928	194,072

Total common stock	1,905	—	192,928	194,833

Short-term investments
Government	—	598,723	—	598,723
Industrial and miscellaneous	—	820,579	—	820,579
Sweep accounts	—	16,604	—	16,604

Total short-term investments	—	1,435,906	—	1,435,906

Securities lending reinvested collateral	—	2,303,603	—	2,303,603
Derivative assets	—	813,180	3,930	817,110
Separate account assets	69,213,345	2,706,809	45,420	71,965,574

Total assets	$69,215,250	$7,283,411	$264,177	$76,762,838

Liabilities:
Derivative liabilities	$—	$878,117	$362,903	$1,241,020
Separate account liabilities	1,996	871	—	2,867

Total liabilities	$1,996	$878,988	$362,903	$1,243,887

39

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	2015
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$1,094	$—	$1,094
Industrial and miscellaneous	—	10,588	22,878	33,466

Total bonds	—	11,682	22,878	34,560

Common stock
Mutual funds	5,823	69	—	5,892
Industrial and miscellaneous	2,416	2	118,339	120,757

Total common stock	8,239	71	118,339	126,649

Short-term investments
Government	—	94,915	—	94,915
Industrial and miscellaneous	—	1,349,518	—	1,349,518
Mutual funds	—	526,117	—	526,117
Intercompany notes receivable	—	278,771	—	278,771
Sweep accounts	—	42,292	—	42,292

Total short-term investments	—	2,291,613	—	2,291,613

Securities lending reinvested collateral	—	2,760,922	—	2,760,922
Derivative assets	—	1,078,404	21,683	1,100,087
Separate account assets	68,338,600	2,670,280	32,569	71,041,449

Total assets	$68,346,839	$8,812,972	$195,469	$77,355,280

Liabilities:
Derivative liabilities	$—	$670,145	$35,109	$705,254
Separate account liabilities	983	965	—	1,948

Total liabilities	$983	$671,110	$35,109	$707,202

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified in Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified in Level 3 is internally valued using significant unobservable inputs.

Common stocks classified in Level 3 are comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Short-term investments are classified as Level 2 and carried at amortized cost or fair value. Because of the highly liquid nature of these assets, carrying amounts are used to approximate fair value when amortized cost is used.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

40

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services. Derivatives classified as Level 3 represent interest rate swaps calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap. The inputs are taken from market instruments to the extent that they exist.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

Transfers from Level 1 to Level 2 for separate account bonds were attributable to securities being valued using an index at December 31, 2015, subsequently changing to being valued using a different index during 2016.

Transfers from Level 1 to Level 2 for separate account common stock were attributable to securities being valued using third party vendor inputs at December 31, 2015, subsequently changing to being valued using external money manager statements during 2016.

Transfers from Level 2 to Level 1 for separate account common stock were attributable to securities being valued using external money managers at December 31, 2015, subsequently changing to being valued using third party vendor inputs during 2016.

41

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2016 and 2015:

	Beginning Balance at January 1, 2016	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
Government	$—	$—	$—	$(9)	$9
RMBS	1,439	—	1,428	(122)	116
Other	21,439	885	184	(2,852)	5,003
Preferred stock	—	—	—	512	(101)
Common stock	118,338	—	—	—	101
Derivatives	(13,426)	—	—	(189,403)	(348,382)
Separate account assets	32,569	5,578	9,142	15,896	81

Total	$160,359	$6,463	$10,754	$(175,978)	$(343,173)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2016
Bonds
Government	$—	$—	$—	$—	$—
RMBS	—	—	—	5	—
Other	1,663	—	—	7,208	18,746
Preferred stock	3,254	—	—	512	3,153
Common stock	73,000	1,689	200	—	192,928
Derivatives	2,834	—	(80,527)	(108,876)	(358,974)
Separate account assets	1,520	—	—	1,082	45,420

Total	$82,271	$1,689	$(80,327)	$(100,069)	$(98,727)

42

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Beginning Balance at January 1, 2015	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
Government	$—	$—	$—	$(11)	$11
RMBS	1,498	—	—	(371)	317
Other	21,156	14,483	3,846	(6,374)	(1,848)
Preferred stock	164	—	—	—	—
Common stock	118,061	—	—	(24)	281
Derivatives	90,924	—	—	—	(26,551)
Separate account assets	7,905	1,398	1,500	21,539	(220)

Total	$239,708	$15,881	$5,346	$14,759	$(28,010)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2015
Bonds
Government	$—	$—	$—	$—	$—
RMBS	—	—	—	5	1,439
Other	—	—	—	2,132	21,439
Preferred stock	—	—	—	164	—
Common stock	4,020	—	4,000	—	118,338
Derivatives	(63,114)	—	—	14,685	(13,426)
Separate account assets	4,245	—	—	798	32,569

Total	$(54,849)	$—	$4,000	$17,784	$160,359

(a)	Recorded as a component of Net Realized Capital Gains/Losses on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2015 and 2014, subsequently changing to being carried at fair value during 2016 and 2015. In addition, transfers in for bonds were attributable to a security being valued using third-party vendor input at December 31, 2014, subsequently changing to being valued using a stale price during 2015.

Transfers out for bonds were the result of a security being carried at fair value at December 31, 2015 and 2014, subsequently changing to being carried at amortized cost during 2016 and 2015.

Transfers in for separate account assets were attributable to securities being valued using third party vendor inputs at December 31, 2015 and 2014, subsequently changing to being valued using broker quotes during 2016 and 2015.

43

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Transfers out for separate account assets were attributable to securities being valued using a stale price at December 31, 2015 and 2014, subsequently changing to being valued using third party vendor inputs during 2016 and 2015. In addition, transfers out for separate account assets were attributable to securities being valued using broker quotes at December 31, 2015, subsequently changing to being valued using third party vendor inputs during 2016.

Non-recurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2016, the Company has several parcels of land that are held for sale. Therefore, these properties are carried at fair value less cost to sell, which amounts to $8,570. Two parcels of land have a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2016.

The Company also had parcels of land that were held for sale as of December 31, 2015. Fair value less cost to sell of these properties was $8,570. Two parcels of land had a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2015.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stock are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2016
Unaffiliated bonds:
United States Government and agencies	$7,909,126	$480,225	$—	$276,098	$8,113,253
State, municipal and other government	846,024	38,500	9,136	11,920	863,468
Hybrid securities	463,953	21,551	26,842	2,308	456,354
Industrial and miscellaneous	22,672,674	2,963,306	81,739	140,208	25,414,034
Mortgage and other asset-backed securities	6,735,275	298,695	74,418	63,243	6,896,309

	38,627,052	3,802,277	192,135	493,777	41,743,418
Unaffiliated preferred stocks	95,547	3,771	4,802	190	94,325

	$38,722,599	$3,806,048	$196,937	$493,967	$41,837,743

44

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2015
Unaffiliated bonds:
United States Government and agencies	$5,987,562	$499,532	$53	$106,422	$6,380,619
State, municipal and other government	848,372	44,220	4,395	18,989	869,208
Hybrid securities	363,526	20,787	21,966	6,216	356,131
Industrial and miscellaneous	20,933,595	2,289,579	171,562	320,604	22,731,008
Mortgage and other asset-backed securities	5,976,648	356,869	134,130	23,871	6,175,516

	34,109,703	3,210,987	332,106	476,102	36,512,482
Unaffiliated preferred stocks	99,103	4,880	5,351	862	97,770

	$34,208,806	$3,215,867	$337,457	$476,964	$36,610,252

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 326 and 364 securities with a carrying amount of $1,905,967 and $2,234,787, and an unrealized loss of $196,937 and $337,457 with an average price of 89.7 and 84.9 (fair value/amortized cost). Of this portfolio, 66.2% and 71.8% were investment grade with associated unrealized losses of $105,393 and $191,342, respectively.

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 1,128 and 1,081 securities with a carrying amount of $10,886,803 and $9,043,827 and an unrealized loss of $493,967 and $476,964 with an average price of 95.5 and 94.7 (fair value/amortized cost). Of this portfolio, 96.4% and 91.8% were investment grade with associated unrealized losses of $471,156 and $394,702, respectively.

At December 31, 2016 and 2015, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 0 and 2 securities with a cost of $0 and $1 and an unrealized loss of $0 and $1 with an average price of 0.0% and 4.8% (fair value/cost).

At December 31, 2016 and 2015, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 4 and 3 securities with a cost of $2,020 and $476 and an unrealized loss of $294 and $20 with an average price of 85.5 and 95.7 (fair value/cost).

45

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2016 and 2015 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2016
Unaffiliated bonds:
United States Government and agencies	$—	$3,765,738	$3,765,738
State, municipal and other government	49,698	290,257	339,955
Hybrid securities	107,667	65,108	172,775
Industrial and miscellaneous	856,096	3,754,485	4,610,581
Mortgage and other asset-backed securities	673,363	2,512,512	3,185,875

	1,686,824	10,388,100	12,074,924
Unaffiliated preferred stocks	22,207	4,736	26,943
Unaffiliated common stocks	—	1,726	1,726

	$1,709,031	$10,394,562	$12,103,593

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2015
Unaffiliated bonds:
United States Government and agencies	$3,105	$2,247,989	$2,251,094
State, municipal and other government	40,402	323,866	364,268
Hybrid securities	96,946	41,249	138,195
Industrial and miscellaneous	825,390	4,376,512	5,201,902
Mortgage and other asset-backed securities	910,509	1,562,131	2,472,640

	1,876,352	8,551,747	10,428,099
Unaffiliated preferred stocks	20,978	15,115	36,093
Unaffiliated common stocks	—	456	456

	$1,897,330	$8,567,318	$10,464,648

46

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2016, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$1,325,277	$1,348,424
Due after one year through five years	6,849,253	7,221,046
Due after five years through ten years	5,069,295	5,472,967
Due after ten years	18,647,952	20,804,672

	31,891,777	34,847,109
Mortgage and other asset-backed securities	6,735,275	6,896,309

	$38,627,052	$41,743,418

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

As of December 31, 2016, the Company’s portfolio had Treasury investments in an unrealized loss position which had a fair value of $3,759,864, with a carrying value of $4,035,873, resulting in a gross unrealized loss of $276,009. All of the issuers in the sector continue to make payments in accordance with the original bond agreements. Fair value changes are driven by interest rate movements.

The following structured notes were held at December 31, 2016:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$11,561	$11,074	$11,566	NO
G52836AB2	10,050	10,310	10,050	NO
912810QV3	14,974	14,392	15,722	NO
912810RA8	772,522	873,726	809,956	NO
912810RL4	1,195,281	1,225,476	1,222,583	NO

Total	$2,004,388	$2,134,978	$2,069,877

47

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table provides the number of 5* securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5* Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2016
Bonds, amortized cost	2	$14,644	$14,473
Loan-backed and structured securities, amortized cost	1	432	430
Preferred stock, amortized cost	0	—	—
Preferred stock, fair value	0	—	—

Total	3	$15,076	$14,903
December 31, 2015
Bonds, amortized cost	2	$8,868	$8,564
Loan-backed and structured securities, amortized cost	0	—	—
Preferred stock, amortized cost	0	—	—
Preferred stock, fair value	2	—	—

Total	4	$8,868	$8,564

48

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis during the years ended December 31, 2016 and December 31, 2015 respectively. During 2016 there was $27,182 of loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, and none during 2015.

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2016
OTTI recognized 1st quarter:
Intent to sell	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—

Total 1st quarter OTTI on loan-backed securities	—	—	—	—
OTTI recognized 2nd quarter:
Intent to sell	—	—	—	—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—

Total 2nd quarter OTTI on loan-backed securities	—	—	—	—
OTTI recognized 3rd quarter:
Intent to sell	—	—	—	—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	27,182	—	2,892	24,290

Total 3rd quarter OTTI on loan-backed securities	27,182	—	2,892	24,290
OTTI recognized 4th quarter:
Intent to sell	—	—	—	—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—

Total 4th quarter OTTI on loan-backed securities	—	—	—	—

Aggregate total	$27,182	$—	$2,892	$24,290

49

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2014
OTTI recognized 1st quarter:
Intent to sell	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—

Total 1st quarter OTTI on loan-backed securities	—	—	—	—
OTTI recognized 2nd quarter:
Intent to sell	—	—	—	—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—

Total 2nd quarter OTTI on loan-backed securities	—	—	—	—
OTTI recognized 3rd quarter:
Intent to sell	—	—	—	—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—

Total 3rd quarter OTTI on loan-backed securities	—	—	—	—
OTTI recognized 4th quarter:
Intent to sell	17,618	1,513	—	16,105
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—

Total 4th quarter OTTI on loan-backed securities	17,618	1,513	—	16,105

Aggregate total	$17,618	$1,513	$—	$16,105

50

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2016
1st quarter present value of cash flows expected to be less than the amortized cost basis	$90,669	$7,850	$82,819	$75,187
2nd quarter present value of cash flows expected to be less than the amortized cost basis	7,387	2,482	4,905	4,587
3rd quarter present value of cash flows expected to be less than the amortized cost basis	57,816	6,951	50,865	47,445
4th quarter present value of cash flows expected to be less than the amortized cost basis	3,481	38	3,443	3,454

Aggregate total	$159,353	$17,321	$142,032	$130,673

	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2015
1st quarter present value of cash flows expected to be less than the amortized cost basis	$118,794	$2,778	$116,016	$101,780
2nd quarter present value of cash flows expected to be less than the amortized cost basis	90,459	4,180	86,279	75,094
3rd quarter present value of cash flows expected to be less than the amortized cost basis	50,862	2,928	47,934	40,960
4th quarter present value of cash flows expected to be less than the amortized cost basis	17,193	542	16,651	9,769

Aggregate total	$277,308	$10,428	$266,880	$227,603

51

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2014
1st quarter present value of cash flows expected to be less than the amortized cost basis	$91,982	$3,445	$88,537	$55,150
2nd quarter present value of cash flows expected to be less than the amortized cost basis	268,462	4,854	263,608	212,608
3rd quarter present value of cash flows expected to be less than the amortized cost basis	459,548	46,113	413,435	325,095
4th quarter present value of cash flows expected to be less than the amortized cost basis	95,282	4,776	90,506	83,684

Aggregate total	$915,274	$59,188	$856,086	$676,537

The following loan-backed and structured securities were held at December 31, 2016, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
07402PAJ2	$17,443	$17,230	$213	$17,230	$16,972	1Q 2016
24763LDE7	535	461	74	461	465	1Q 2016
35729PPC8	347	210	137	210	178	1Q 2016
70557RAB6	13,595	12,123	1,472	12,123	6,989	1Q 2016
759676AJ8	3,749	3,651	98	3,651	3,391	1Q 2016
75970JAJ5	2,821	2,693	128	2,693	2,485	1Q 2016
75970QAH3	3,712	3,550	161	3,551	3,306	1Q 2016
75971EAF3	3,612	3,446	167	3,445	3,006	1Q 2016
759950GY8	4,619	4,530	89	4,530	4,129	1Q 2016
83611MMM7	2,113	2,031	82	2,031	1,675	1Q 2016
75970QAD2	3,423	3,399	24	3,399	3,096	1Q 2016
150324AC5	34,700	29,495	5,205	29,495	29,495	1Q 2016
61751NAM4	2,713	611	2,101	612	600	2Q 2016
36298JAA1	4,674	4,293	381	4,293	3,987	2Q 2016
14984WAA8	2,325	2,153	172	2,153	1,872	3Q 2016
70557RAB6	9,322	7,795	1,527	7,795	5,222	3Q 2016
759950GA0	3,646	3,618	28	3,618	3,596	3Q 2016
126380AB0	12,381	12,212	169	12,212	12,333	3Q 2016
150324AC5	27,182	24,290	2,892	24,290	24,290	3Q 2016
52108HYQ1	2,960	798	2,163	797	132	3Q 2016
759676AJ8	3,481	3,443	38	3,443	3,454	4Q 2016

			$17,321

52

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2016 and 2015 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2016
The aggregate amount of unrealized losses	$74,418	$86,409
The aggregate related fair value of securities with unrealized losses	673,363	2,548,835

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2015
The aggregate amount of unrealized losses	$158,836	$24,176
The aggregate related fair value of securities with unrealized losses	939,458	1,566,481

Detail of net investment income is presented below:

	Year Ended December 31
	2016	2015	2014
Income:
Bonds	$1,790,692	$1,727,340	$1,791,926
Preferred stocks	6,141	6,639	8,542
Common stocks	13,474	3,836	29,486
Mortgage loans on real estate	284,532	314,903	350,497
Real estate	22,698	20,264	18,039
Policy loans	41,872	44,072	46,233
Cash, cash equivalents and short-term investments	15,064	6,597	3,115
Derivatives	221,031	256,287	183,316
Other invested assets	171,225	47,823	26,216
Other	26,591	33,364	17,290

Gross investment income	2,593,320	2,461,125	2,474,660
Less investment expenses	139,501	134,003	115,006

Net investment income	$2,453,819	$2,327,122	$2,359,654

53

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2016	2015	2014
Proceeds	$10,076,310	$12,197,993	$7,606,211

Gross realized gains	$155,810	$180,050	$403,590
Gross realized losses	(117,345)	(158,916)	(83,674)

Net realized capital gains	$38,465	$21,134	$319,916

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2016, 2015 and 2014 of $40,319, $13,947 and $80,230, respectively.

Net realized capital gains (losses) on investments are summarized below:

	Realized Year Ended December 31
	2016	2015	2014
Bonds	$(48,223)	$(6,233)	$241,065
Preferred stocks	933	10,119	(801)
Common stocks	885	(1,640)	302
Mortgage loans on real estate	145	(16,141)	(5,749)
Real estate	(3,377)	(3,356)	12,395
Cash, cash equivalents and short-term investments	133	2	6
Derivatives	(185,514)	(455,642)	255,580
Other invested assets	(148,597)	140,574	234,758
Other	4,829	—	8

	(378,786)	(332,317)	737,564
Federal income tax effect	(5,234)	(51,585)	(120,545)
Transfer from (to) interest maintenance reserve	75,312	39,581	(327,736)

Net realized capital (losses) gains on investments	$(308,708)	$(344,321)	$289,283

At December 31, 2016 and 2015, the Company had no investments in restructured securities.

54

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2016	2015	2014
Bonds	$87,348	$(34,438)	$37,229
Preferred stocks	(102)	15	(15)
Common stocks	95	(1,898)	(33,879)
Affiliated entities	412,879	141,897	139,410
Mortgage loans on real estate	149	6,123	(6,676)
Cash, cash equivalents and short-term investments	(131)	—	—
Derivatives	(858,670)	41,311	785,644
Other invested assets	475,672	(82,489)	(10,680)

Change in unrealized capital gains/losses, before taxes	117,240	70,521	911,033
Taxes on unrealized capital gains/losses	(202,078)	10,105	(19,971)

Change in unrealized capital gains/losses, net of tax	$(84,838)	$80,626	$891,062

The credit qualities of mortgage loans by type of property for the year ended December 31, 2016 were as follows:

	Farm	Commercial	Mezzanine	Total
AAA - AA	$—	$3,418,276	$—	$3,418,276
A	68,833	1,832,506	—	1,901,339
BBB	—	255,494	—	255,494
BB	—	58,846	—	58,846
B	9,024	—	—	9,024

	$77,857	$5,565,122	$—	$5,642,979

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2016, the Company issued mortgage loans with a maximum interest rate of 8.71% and a minimum interest rate of 3.00% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2016 at the time of origination was 91%. During 2015, the Company issued mortgage loans with a maximum interest rate of 4.59% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2015 at the time of origination was 75%. During 2014, the Company issued mortgage loans with a maximum interest rate of 7.00% and a minimum interest rate of 3.55% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2014 at the time of origination was 79%.

55

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

During 2016, the Company did not reduce the interest rate on any outstanding mortgage loans. During 2015, the Company reduced the interest rate by 1.6% on two outstanding mortgage loan with statement value of $24,214. During 2014, the Company reduced the interest rate by 2.0% on one outstanding mortgage loan with statement value of $2,163.

The following tables provide the age analysis of mortgage loans aggregated by type:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2016
Recorded Investment (All)
(a) Current	$77,857	$—	$—	$—	$5,565,122	$—	$5,642,979
(b) 30-59 Days Past Due	—	—	—	—	—	—	—
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—	—

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
Recorded Investment (All)
(a) Current	$64,068	$—	$—	$—	$5,220,578	$73,729	$5,358,375
(b) 30-59 Days Past Due	—	—	—	—	—	—	—
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	6,293	—	6,293

At December 31, 2016, no mortgage loans were non-income producing, and at December 31, 2015, two mortgage loans with a carrying value of $6,293 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans at December 31, 2016 or 2015. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2016 and 2015 there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2016 and 2015, respectively, the Company held $6,077 and $6,347 in impaired loans with related allowance for credit losses of $1,421 and $1,570. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2016 and 2015, respectively. The average recorded investment in impaired loans during 2016 and 2015 was $9,820 and $30,884, respectively.

56

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2016	2015	2014
Balance at beginning of period	$1,569	$7,693	$1,017
Additions, net charged to operations	174	7,225	11,962
Recoveries in amounts previously charged off	(322)	(13,349)	(5,286)

Balance at end of period	$1,421	$1,569	$7,693

The following table provides the aggregate amount of mortgage loans derecognized as a result of foreclosure and the collateral recognized:

	Year Ended December 31
	2016	2015
Aggregate amount of mortgage loans derecognized	$10,522	$25,693
Real estate collateral recognized	10,543	25,693
Other collateral recognized	—	—
Receivables recognized from a government guarantee of the foreclosed mortgage loan	—	—

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2016, 2015 and 2014, respectively, the Company recognized $677, $92 and $1,924 of interest income on impaired loans. Interest income of $786, $289 and $1,759, respectively, was recognized on a cash basis for the years ended December 31, 2016, 2015 and 2014.

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $7,500, $3,356 and $112 were taken on real estate in 2016, 2015 and 2014, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations. The Company disposed of one property during 2016, none in 2015, and multiple properties during 2014 resulting in a realized gains of $4,123, $0, and $2,446, respectively.

At December 31, 2016 and 2015, the Company held a mortgage loan loss reserve in the AVR of $53,388 and $54,414, respectively.

57

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution

	December 31
	2016	2015
Pacific	25%	27%
South Atlantic	21	20
Middle Atlantic	18	17
Mountain	9	11
W. North Central	8	7
E. North Central	7	7
W. South Central	7	7
E. South Central	4	3
New England	1	1

Property Type Distribution

	December 31
	2016	2015
Apartment	38%	33%
Retail	24	26
Office	21	22
Industrial	11	12
Other	3	4
Medical	2	2
Agricultural	1	1

At December 31, 2016, 2015 and 2014, the Company had mortgage loans with a total net admitted asset value of $81,895, $86,311 and $88,002, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2016, 2015 and 2014 related to such restructurings. At December 31, 2016 and 2015 there was one commitment for $3,000 to lend additional funds to debtors owing receivables

During 2016, the Company recorded impairments of $4,971 for its investment in Prudential Capital Partners II, L.P.; $4,537 for its investment in Falcon Mezzanine Partners II, L.P.; $2,298 for its investment in VSS Communications Partners IV, L.P.; $7,560 for its investment in WLR Recovery Fund III, L.P.; $2,819 for its investment in Carlyle Partners IV, L.P.; $10,478 for its investment in Apollo Investment Fund VI, L.P.; $4,216 for its investment in Vintage III L.P.; $3,003 for its investment in Metalmark Capital Partners L.P.; $2,411 for its investment in PineBridge PEP IV Co-Investment, L.P; $12,610 for its investment in Invenergy Wind LLC. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the statement of operations.

During 2015, the Company recorded impairments of $6,269 for its investment in PineBridge Global Emerging Markets Partners, LLC. The impairments were taken because the decline in fair value of the funds was deemed to be other-than-temporary and a recovery in value from the remaining underlying investments in the funds was not anticipated. These write-downs are included in net realized capital gains (losses) within the statement of operations.

During 2014, the Company did not recognize any impairment write down for its investments in joint ventures, partnerships and limited liability companies.

58

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2016, the Company had ownership interests in fifty-two LIHTC investments. The remaining years of unexpired tax credits ranged from one to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2017 to 2029 is $48,742. LIHTC tax credits recognized during 2016 was $6,423. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2015, the Company had ownership interests in forty-six LIHTC investments. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2016 to 2029 is $8,611. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2016 and 2015:

		December 31, 2016
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$1,332	$9,000
Economic Redevelopment and Growth Tax Credits	NJ	4,669	15,497

Total		$6,001	$24,497

		December 31, 2015
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$1,332	$9,000
Economic Redevelopment and Growth Tax Credits	NJ	936	16,847

Total		$2,268	$25,847

*	The unused amount reflects credits that the Company deems will be realizable in the period from 2017 to 2025.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

59

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2016	2015
Fair value—positive	$1,803,598	$2,329,060
Fair value—negative	(1,497,706)	(897,891)

At December 31, 2016 and 2015, the Company has recorded $(591,186) and $272,952, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting, which is recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2016, 2015 and 2014 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 27 years for forecasted hedge transactions. At December 31, 2016 and 2015, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2016 and 2015, the Company has accumulated deferred gains in the amount of $30,231 and $48,182, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.

Summary of realized gain/(losses) by derivative type for year-end December 31, is as follows:

	2016	2015	2014
Options:
Calls	$1,524	$7,014	$—
Puts	10,700	25,396	—

Total options	$12,224	$32,410	$—

Swaps:
Interest rate	$642,433	$(187,530)	$377,414
Credit	3,046	(278)	(472)
Foreign exchange	(2,959)	—	—
Total return	(510,883)	(324,480)	(363,166)

Total swaps	$131,637	$(512,288)	$13,776

Futures—net positions	(337,977)	20,012	241,804
Argentina warrants	—	4,225	—
Lehman settlements	1,241	1,590	—

Total realized gains/(losses)	$(192,875)	$(454,051)	$255,580

60

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	Year Ended December 31
	2016	2015	2014
Replicated assets	$4,576,931	$4,726,248	$4,158,940
Credit default	(32,317)	(95,069)	(85,230)

Capital gain/(losses) related to credit swap transactions (which are primarily replication transactions), as of December 31, is as follows:

	Year Ended December 31
	2016	2015	2014
Capital gains/(losses)	$3,046	$(278)	$(472)

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

61

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

As of December 31, 2016, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
43289,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	$10,000	16
43290,SWAP, USD 1 / (USD 0), :US46513E5Y48	3/20/2017	10,000	18
43291,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	16
43292,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	15,000	23
43293,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	10,000	19
43294,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	19
43295,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	15
43296,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	10,000	14
43297,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	15,000	24
43298,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	23
43300,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	15,000	28
43309,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	15,000	23
51402,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	16
43313,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	15,000	31
43314,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	15
43315,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	15,000	28
43317,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	19
51282,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	16
43320,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	7
43325,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	19
43326,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	15
43333,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	10,000	14
51283,SWAP, USD 1 / (USD 0), :US475070AD04	6/20/2017	25,000	100
51403,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2017	25,000	104
51404,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2017	25,000	104
47290,SWAP, USD 1 / (USD 0), :US141781AC86	6/20/2017	10,000	42
47291,SWAP, USD 1 / (USD 0), :US141781AC86	6/20/2017	5,000	21
47292,SWAP, USD 1 / (USD 0), :US42217KAL08	6/20/2017	10,000	39
43366,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	20,000	87
43368,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	20,000	87
57600,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	26,000	113
51284,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	20,000	87
47293,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	25,000	109
43383,SWAP, USD 1 / (USD 0), :XS0203685788	6/20/2017	10,000	34
43384,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2017	10,000	34
43387,SWAP, USD 1 / (USD 0), :US731011AN26	6/20/2017	8,000	28
43602,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	10,600	57
43604,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	30
51211,SWAP, USD 1 / (USD 0), :US715638AP79	9/20/2017	9,000	47
43626,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	9,500	39
45879,SWAP, USD 1 / (USD 0), :US731011AN26	12/20/2017	15,000	103

62

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

46819,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2017	5,000	27
58913,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2017	10,000	67
46831,SWAP, USD 1 / (USD 0), :US88322LAA70	12/20/2017	10,000	77
46845,SWAP, USD 1 / (USD 0), :US46513E5Y48	12/20/2017	10,000	79
46951,SWAP, USD 1 / (USD 0), :US534187AX79	12/20/2017	10,000	82
46958,SWAP, USD 1 / (USD 0), :US416515AV66	12/20/2017	10,000	84
47855,SWAP, USD 1 / (USD 0), :US084664BN03	12/20/2017	10,000	77
47856,SWAP, USD 1 / (USD 0), :US416515AV66	12/20/2017	20,000	167
47859,SWAP, USD 1 / (USD 0), :US101137AG20	12/20/2017	20,000	179
47866,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	20,000	924
47867,SWAP, USD 1 / (USD 0), :US94973VAM90	12/20/2017	20,000	171
48247,SWAP, USD 1 / (USD 0), :US59156RAX61	12/20/2017	20,000	159
51440,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	20,000	173
51405,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	25,000	216
48458,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	25,000	1,155
48774,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	12,500	108
51287,SWAP, USD 1 / (USD 0), :US101137AG20	12/20/2017	25,000	224
51406,SWAP, USD 1 / (USD 0), :US94973VAM90	12/20/2017	25,000	214
51407,SWAP, USD 1 / (USD 0), :US084664BN03	12/20/2017	20,000	153
51288,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	10,000	462
50040,SWAP, USD 1 / (USD 0), :US29250RAC07	12/20/2017	10,000	35
53125,SWAP, USD 1 / (USD 0), :US29250RAC07	3/20/2018	10,000	35
52960,SWAP, USD 1 / (USD 0), :US96950HAD26	3/20/2018	10,000	64
53667,SWAP, USD 1 / (USD 0), :US59156RAX61	3/20/2018	20,000	195
53716,SWAP, USD 1 / (USD 0), :US55616XAA54	3/20/2018	20,000	185
53805,SWAP, USD 1 / (USD 0), :US55616XAA54	3/20/2018	10,000	93
54724,SWAP, USD 1 / (USD 0), :US836205AJ33	3/20/2018	10,000	78
55126,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2018	7,100	77
55142,SWAP, USD 1 / (USD 0), :US46513E5Y48	3/20/2018	3,000	29
55297,SWAP, USD 1 / (USD 0), :US836205AJ33	3/20/2018	10,000	78
57866,SWAP, USD 1 / (USD 0), :US74432QAY17	6/20/2018	10,000	118
60222,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2018	10,000	118
64235,SWAP, USD 1 / (USD 0), :US925524AU41	9/20/2020	10,000	214
64236,SWAP, USD 1 / (USD 0), :US984121BW26	9/20/2020	20,000	68
64238,SWAP, USD 1 / (USD 0), :US55616XAA54	9/20/2020	10,000	(32)
64593,SWAP, USD 1 / (USD 0), :US416515AV66	9/20/2020	20,000	376
65753,SWAP, USD 1 / (USD 0), :US984121BW26	9/20/2020	20,000	68
65755,SWAP, USD 1 / (USD 0), :US428236AM52	9/20/2020	15,000	183
94986,SWAP, USD 5 / (USD 0), :US629377BG69	12/20/2017	4,000	174
94987,SWAP, USD 5 / (USD 0), :US85375CAW10	12/20/2017	4,000	183
94988,SWAP, USD 5 / (USD 0), :US459745GF62	12/20/2017	4,000	181
94990,SWAP, USD 5 / (USD 0), :US428040CD99	12/20/2017	4,000	159
94992,SWAP, USD 5 / (USD 0), :US911365AX24	12/20/2017	3,500	163
93528,SWAP, USD 1 / (USD 0), :US260543BJ10	12/20/2020	9,500	153
76131,SWAP, USD 1 / (USD 0), :US455780AU06	3/20/2019	5,000	33
76147,SWAP, USD 1 / (USD 0), :US718286AP29	3/20/2019	5,000	59
76203,SWAP, USD 1 / (USD 0), :US455780AU06	3/20/2019	5,000	33
76204,SWAP, USD 1 / (USD 0), :US718286AP29	3/20/2019	5,000	59
76205,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2019	5,000	43

63

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

76206,SWAP, USD 1 / (USD 0), :US836205AN45	3/20/2019	5,000	22
76207,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2019	5,000	81
78319,SWAP, USD 5 / (USD 0), :US459745GF62	6/20/2019	10,000	1,038
78318,SWAP, USD 5 / (USD 0), :US125581GL68	6/20/2019	10,000	1,043
78182,SWAP, USD 5 / (USD 0), :US125581GL68	6/20/2019	5,000	521
78184,SWAP, USD 5 / (USD 0), :US125581GL68	6/20/2019	10,000	1,043
78303,SWAP, USD 5 / (USD 0), :DE000A0TKUU3	6/20/2019	10,000	1,130
78347,SWAP, USD 1 / (USD 0), :US23331ABF57	6/20/2019	22,000	292
80205,SWAP, USD 5 / (USD 0), :XS0356705219	6/20/2019	20,000	1,694
93896,SWAP, USD 1 / (USD 0), :US105756AL40	12/20/2019	10,000	(149)
102612,SWAP, USD 1 / (USD 0), :US00163MAB00	3/20/2020	15,000	179
109652,SWAP, USD 1 / (USD 0), :US40414LAA70	3/20/2020	15,000	(8)
102633,SWAP, USD 1 / (USD 0), :US635405AQ61	3/20/2020	10,000	214
120684,SWAP, USD 1 / (USD 0), :US91086QAW87	3/20/2020	10,000	0
102864,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	15,000	(127)
102758,SWAP, USD 1 / (USD 0), :US042735AL41	3/20/2020	15,000	321
103144,SWAP, USD 1 / (USD 0), :US68268NAF06	3/20/2020	7,000	(24)
103050,SWAP, USD 5 / (USD 0), :US37045VAC46	3/20/2020	20,000	2,522
103278,SWAP, USD 1 / (USD 0), :ES0413900384	3/20/2020	50,000	217
103292,SWAP, USD 1 / (USD 0), :US902494AT07	3/20/2020	30,000	589
103592,SWAP, USD 1 / (USD 0), :US055450AG50	3/20/2020	10,000	107
103617,SWAP, USD 1 / (USD 0), :US055450AG50	3/20/2020	20,000	215
109186,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	4,000	(133)
109189,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	6,500	(217)
109217,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	4,000	(14)
109218,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,500	(12)
109220,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	4,000	(14)
109221,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,500	(12)
109224,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	4,000	(14)
109225,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,500	(12)
109356,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	4,000	43
109358,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	3,500	37
109542,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	4,200	17
109543,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	3,400	14
109551,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,100	9
109552,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,700	7
109548,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,000	21
109549,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,750	19
109644,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	3,670	(40)
109646,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	3,670	(40)
109686,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	3,660	(40)

64

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

110508,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,100	9
110509,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,700	7
110618,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,000	21
110619,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,750	19
111119,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,000	21
111120,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,750	19
111123,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,100	9
111124,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,700	7
110852,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,000	21
110853,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,750	19
111717,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	6,000	(200)
111727,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,000	(10)
111730,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	3,000	(100)
111733,SWAP, USD 1 / (USD 0), :US836205AN45	6/20/2020	3,000	(45)
111736,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	3,000	(79)
111742,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,000	(10)
111828,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	3,000	32
111840,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2020	3,000	(8)
111843,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,000	(10)
111896,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	3,000	(100)
112136,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	6,000	13
112139,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	3,000	(79)
112151,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	3,000	(100)
112226,SWAP, USD 1 / (USD 0), :USY6826RAA06	9/20/2020	6,000	(5)
112229,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	4,400	9
112250,SWAP, USD 5 / (USD 0), :US345370BX76	9/20/2020	12,500	1,775
112251,SWAP, USD 5 / (USD 0), :US345370BX76	9/20/2020	12,500	1,775
112252,SWAP, USD 5 / (USD 0), :US37045VAD29	9/20/2020	12,500	1,715
112255,SWAP, USD 5 / (USD 0), :US37045VAD29	9/20/2020	12,500	1,715
112257,SWAP, USD 1 / (USD 0), :US42217KAT34	9/20/2020	7,500	38
112258,SWAP, USD 1 / (USD 0), :US42217KAT34	9/20/2020	7,500	38
112259,SWAP, USD 1 / (USD 0), :US00163MAB00	9/20/2020	7,500	65
112260,SWAP, USD 1 / (USD 0), :US00163MAB00	9/20/2020	7,500	65
112302,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	3,000	(16)
112326,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	3,000	(16)
112358,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	3,000	(33)
112429,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	3,000	6
113045,SWAP, USD 1 / (USD 0), :XS0254035768	9/20/2020	20,000	3
113265,SWAP, USD 1 / (USD 0), :DE000DB5DCW6	9/20/2020	25,000	(1,840)
113396,SWAP, USD 1 / (USD 0), :US88322KAC53	9/20/2020	3,000	47
113435,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	3,000	(16)
115815,SWAP, USD 1 / (USD 0), :US260543BJ10	9/20/2020	15,000	254
115827,SWAP, USD 1 / (USD 0), :US42217KAT34	9/20/2020	5,000	26
116038,SWAP, USD 1 / (USD 0), :ES0413900384	9/20/2020	13,335	14
116754,SWAP, USD 1 / (USD 0), :US195325BB02	9/20/2020	10,000	(65)
116755,SWAP, USD 1 / (USD 0), :US715638AP79	9/20/2020	10,000	94
116933,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	5,700	12

65

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

119228,SWAP, USD 1 / (USD 0), :US712219AG90	9/20/2020	15,000	68
119231,SWAP, USD 1 / (USD 0), :US168863AV04	9/20/2020	10,000	136
119422,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	10,000	21
119572,SWAP, USD 1 / (USD 0), :US168863AV04	9/20/2020	5,000	68
119599,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	5,000	(26)
119956,SWAP, USD 1 / (USD 0), :US712219AG90	9/20/2020	5,000	23
120467,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	5,000	(2)
120468,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	10,000	(4)
120565,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	10,000	74
120745,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	5,000	37
120673,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	5,000	(2)
120951,SWAP, USD 1 / (USD 0), :CDX-NAIGS25V1-5Y	12/20/2020	50,000	809
120962,SWAP, USD 1 / (USD 0), :US534187AX79	12/20/2020	20,000	163
121009,SWAP, USD 1 / (USD 0), :US59156RAX61	12/20/2020	30,000	377
121131,SWAP, USD 1 / (USD 0), :CDX-NAIGS25V1-5Y	12/20/2020	50,000	809
127386,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	5,000	109
127387,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	5,000	109
127388,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	10,000	218
127390,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	5,000	109
127391,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	5,000	109
127392,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	10,000	218
127394,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	5,000	126
127395,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	5,000	126
127396,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	10,000	251
127428,SWAP, USD 5 / (USD 0), :US37045VAD29	12/20/2020	12,500	1,782
127470,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	5,000	46
127472,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	92
127473,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	15,000	(25)
127474,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	5,000	(8)
127475,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	5,000	(8)
127594,SWAP, USD 1 / (USD 0), :US670346AG05	12/20/2020	10,000	156
127595,SWAP, USD 1 / (USD 0), :US670346AG05	12/20/2020	5,000	78
127654,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	10,000	(17)
127656,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	5,000	(8)
128212,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	92
128213,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	92
128214,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	5,000	46
128216,SWAP, USD 1 / (USD 0), :US032511BF31	12/20/2020	10,000	(12)
128217,SWAP, USD 1 / (USD 0), :US032511BF31	12/20/2020	10,000	(12)
128218,SWAP, USD 1 / (USD 0), :US032511BF31	12/20/2020	5,000	(6)
128220,SWAP, USD 1 / (USD 0), :US670346AG05	12/20/2020	12,500	194
103570,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	5,000	10
103571,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	16
103572,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	16
103573,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	20,000	41
103566,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	100

66

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

103567,SWAP, USD 5 / (USD 0), :US345370BX76	6/20/2017	25,000	564
101771,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	8,000	43
109653,SWAP, USD 1 / (USD 0), :US219350AE55	12/20/2017	12,500	79
101775,SWAP, USD 1 / (USD 0), :US29273RAB50	12/20/2017	20,000	135
103568,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	50,000	433
103569,SWAP, USD 1 / (USD 0), :US94973VAM90	12/20/2017	20,000	171
115332,SWAP, USD 5 / (USD 0), :US911365AX24	12/20/2017	500	23
101778,SWAP, USD 5 / (USD 0), :US37247DAK28	6/20/2018	27,000	664
107260,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2018	15,000	177
101779,SWAP, USD 1 / (USD 0), :CDX-NAIGS20V1-5Y	6/20/2018	50,000	595
109654,SWAP, USD 1 / (USD 0), :US172967ES69	9/20/2023	20,000	53
109655,SWAP, USD 1 / (USD 0), :US06051GDX43	9/20/2023	20,000	14
109656,SWAP, USD 1 / (USD 0), :US55616XAA54	9/20/2020	10,000	(32)
101780,SWAP, USD 1 / (USD 0), :US084670BD98	9/20/2023	30,000	(231)
101781,SWAP, USD 1 / (USD 0), :US73755LAF40	9/20/2020	20,000	130
101782,SWAP, USD 1 / (USD 0), :US172967ES69	9/20/2023	20,000	53
109657,SWAP, USD 1 / (USD 0), :US925524AU41	9/20/2020	10,000	214
101783,SWAP, USD 1 / (USD 0), :US416515AV66	9/20/2020	25,000	471
101784,SWAP, USD 1 / (USD 0), :US74432QAY17	9/20/2020	37,000	554
109659,SWAP, USD 1 / (USD 0), :US260543BJ10	12/20/2020	15,500	250
109665,SWAP, USD 1 / (USD 0), :FR0010871376	12/20/2020	10,000	227
115333,SWAP, USD 1 / (USD 0), :FR0010871376	12/20/2020	10,000	227
109666,SWAP, USD 5 / (USD 0), :US852061AF78	12/20/2019	5,000	409
109667,SWAP, USD 5 / (USD 0), :US552953BB60	12/20/2019	5,000	594
109668,SWAP, USD 5 / (USD 0), :US126304AK02	12/20/2019	2,000	168
109669,SWAP, USD 5 / (USD 0), :US12543DAL47	12/20/2019	5,000	(927)
109670,SWAP, USD 5 / (USD 0), :US131347CF14	12/20/2019	5,000	493
119316,SWAP, USD 1 / (USD 0), :XS0292653994	12/20/2019	10,000	137
119323,SWAP, USD 1 / (USD 0), :US105756AL40	12/20/2019	10,000	(149)
119318,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2019	10,000	25
119321,SWAP, USD 1 / (USD 0), :US836205AN45	12/20/2019	10,000	(64)
119320,SWAP, USD 1 / (USD 0), :US900123AL40	12/20/2019	20,000	(451)
101785,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2019	10,000	25
133643,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	6,300	(49)
133644,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	6,200	(48)
133653,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	6,200	(59)
133656,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	6,200	50
133897,SWAP, USD 1 / (USD 0), :JP576400C859	12/20/2020	5,000	75
133896,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	5,000	(41)
133743,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133876,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133877,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133880,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	8,000	(62)
133881,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	2,000	(16)
133902,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	10,000	(78)
134315,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	65
134316,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	65

67

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

134319,SWAP, USD 1 / (USD 0), :US465410AH18	12/20/2020	10,000	(156)
134643,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	6,000	(2)
134618,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	5,000	(2)
134620,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	5,000	(39)
134622,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	10,000	81
134821,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	7,000	(58)
134804,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	10,000	74
134805,SWAP, USD 1 / (USD 0), :US698299AD63	12/20/2020	5,900	1
134806,SWAP, USD 1 / (USD 0), :US698299AD63	12/20/2020	2,000	0
134808,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	4,000	(38)
134809,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	6,000	(57)
135158,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	65
138038,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	10,000	(83)
141522,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	5,000	(39)
141625,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	5,000	(39)
141747,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	10,000	(83)
141748,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	5,000	(47)
152086,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2021	15,000	(222)
153789,SWAP, USD 1 / (USD 0), :CDX-NAIGS22V1-5Y	6/20/2019	37,000	567
157739,SWAP, USD 1 / (USD 0), :CDX-NAIGS24V1-5Y	6/20/2020	50,000	830
157740,SWAP, USD 1 / (USD 0), :CDX-NAIGS24V1-5Y	6/20/2020	50,000	830
157741,SWAP, USD 1 / (USD 0), :CDX-NAIGS24V1-5Y	6/20/2020	50,000	830
157735,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	20,000	328
157736,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	20,000	328
157742,SWAP, USD 1 / (USD 0), :CDX-NAIGS24V1-5Y	6/20/2020	22,000	365
158024,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	40,000	656
160768,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2021	3,500	(81)
160770,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2021	5,000	(115)
173565,SWAP, USD 5 / (USD 0), :US37045VAD29	12/20/2021	10,000	1,593
186522,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	1,800	(62)
186526,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	1,200	(7)
184294,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	9,000	(310)
186529,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	6,000	(37)
186530,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	4,000	(25)
186669,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	6,000	(207)
187621,SWAP, USD 0 / (USD 0), :US23331ABF57	12/20/2021	19,000	(211)

		$3,429,535	$41,602

68

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the Company’s outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2016	2015
Interest rate and currency swaps:
Receive fixed—pay fixed	$85,262	$3,561,505
Receive fixed—pay floating	77,500	169,665
Receive floating—pay floating	—	120,950
Swaptions:
Receive fixed—pay floating	6,000,000	6,000,000
Receive floating—pay fixed	6,000,000	6,000,000
Interest rate swaps:
Receive fixed—pay fixed	11,825,181	6,022,893
Receive fixed—pay floating	15,695,014	17,733,996
Receive floating—pay fixed	18,811,000	14,818,781
Receive floating—pay floating	11,491,769	8,710,507
Caps	2,250,000	2,250,000
Options Calls / Puts	250,375	1,372,064

69

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets as of December 31, 2016 and 2015, respectively:

	Gross Restricted (Admitted & Nonadmitted)
	2016
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—
Collateral held under security lending agreements	2,303,289	—	—	—	2,303,289
Subject to repurchase agreements	147,444	—	—	—	147,444
Subject to reverse repurchase agreements	—	—	—	—	—
Subject to dollar repurchase agreements	453,474	—	—	—	453,474
Subject to dollar reverse repurchase agreements	—	—	—	—	—
Placed under option contracts	—	—	—	—	—
Letter stock or securities restricted as to sale - excluding FHLB capital stock	6,408	—	—	—	6,408
FHLB capital stock	176,800	—	—	—	176,800
On deposit with states	47,548	—	—	—	47,548
On deposit with other regulatory bodies	—	—	—	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	5,155,703	—	—	—	5,155,703
Pledged as collateral not captured in other categories	1,039,105	—	—	—	1,039,105
Other restricted assets	482,544	—	—	—	482,544

Total Restricted Assets	$9,812,315	$—	$—	$—	$9,812,315

70

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	0.00%	0.00%
Collateral held under security lending agreements	2,760,891	(457,602)	—	2,303,289	1.75%	1.75%
Subject to repurchase agreements	109,793	37,651	—	147,444	0.11%	0.11%
Subject to reverse repurchase agreements	—	—	—	—	0.00%	0.00%
Subject to dollar repurchase agreements	705,253	(251,779)	—	453,474	0.34%	0.34%
Subject to dollar reverse repurchase agreements	—	—	—	—	0.00%	0.00%
Placed under option contracts	—	—	—	—	0.00%	0.00%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	25,339	(18,931)	—	6,408	0.00%	0.00%
FHLB capital stock	104,000	72,800	—	176,800	0.13%	0.13%
On deposit with states	49,010	(1,462)	—	47,548	0.04%	0.04%
On deposit with other regulatory bodies	—	—	—	—	0.00%	0.00%
Pledged as collateral to
FHLB (including assets backing funding agreements)	3,299,057	1,856,646	—	5,155,703	3.91%	3.91%
Pledged as collateral not captured in other categories	371,577	667,528	—	1,039,105	0.79%	0.79%
Other restricted assets	476,119	6,425	—	482,544	0.37%	0.37%

Total Restricted Assets	$7,901,039	$1,911,276	$—	$9,812,315	7.45%	7.45%

71

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2016 and 2015, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2016
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$989,453	$—	$—	$—	$989,453
Secured Funding Agreements	42,588	—	—	—	42,588
AMBAC	7,064	—	—	—	7,064

Total	$1,039,105	$—	$—	$—	$1,039,105

	Gross (Admitted & Nonadmitted) Restricted			Percentage
Description of Assets	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$314,892	$674,561	$989,453	0.75%	0.75%
Secured Funding Agreements	45,928	(3,340)	42,588	0.03	0.03
AMBAC	10,757	(3,693)	7,064	0.01	0.01

Total	$371,577	$667,528	$1,039,105	0.78%	0.78%

The follow table shows the collateral received and reflected as assets within the financial statements as of December 31, 2016.

Collateral Assets	Book Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admited Assets
Cash	$1,079,335	$1,079,335	1.84%	1.86%
Securities lending collateral assets	2,303,603	2,303,603	3.92	3.97
Other	79,536	79,531	0.14	0.14

Total Collateral Assets	$3,462,473	$3,462,469	5.90%	5.97%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$3,463,690	6.55%

72

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company has no receivables as of December 31, 2016 associated with “to-be-announced” (TBA) covered short sales. The Company has receivables as of December 31, 2015 associated with TBA covered short sales. These receivables have been offset on the Balance Sheet with dollar repurchase agreement liabilities as the transactions are with the same counterparty. See the following table:

	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
December 31, 2016
Assets:
Receivables for securities	$—	$—	$—
Liabilities:
Borrowed money	$—	$—	$—
December 31, 2015
Assets:
Receivables for securities	$226,645	$209,176	$17,469
Liabilities:
Borrowed money	$705,704	$209,176	$496,528

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2016	2015	2014
Direct premiums	$14,081,227	$17,621,969	$18,862,934
Reinsurance assumed - non affiliates	1,412,887	1,376,827	1,451,900
Reinsurance assumed - affiliates	98,501	110,700	128,976
Reinsurance ceded - non affiliates	(2,018,612)	(2,650,533)	(2,078,651)
Reinsurance ceded - affiliates	448,649	(1,649,085)	(2,129,876)

Net premiums earned	$14,022,652	$14,809,878	$16,235,283

Effective October 1, 2016, the Company recaptured fixed annuity and funding agreement business previously ceded to Transamerica Premier Life Insurance Company (TPLIC), an affiliate, on a coinsurance basis. The Company received cash and invested assets of $3,017,999 and recaptured policy and claim reserves of $3,030,564. A reinsurance receivable from TPLIC

73

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

was established for the remaining $12,565 of assets to be transferred in support of the transferred policy and claim reserves. In addition, TPLIC transferred $82,218 of transfer date IMR to the Company. The Company paid net consideration to TPLIC resulting in a pre-tax loss of $40,086, which has been included in the Summary of Operations.

Effective October 1, 2016, TPLIC recaptured medium-term note funding agreements previously ceded to the Company on a coinsurance basis. The Company transferred cash and invested assets of $114,175 and released deposit-type reserves of $112,238 and a hedge novation of $2,228. A payable to TPLIC of $292 was established for remaining assets to be transferred in support of the hedge novation. The Company received consideration from TPLIC resulting in a pre-tax gain of $2,936 which has been included in the Summary of Operations.

Effective September 30, 2016, the Company ceded term life business to TWRI, an affiliate, on a coinsurance funds withheld basis. The Company paid an initial reinsurance premium of $41,565, transferred other net assets of $2,042, and released life and claim reserves of $296,656 and $21,926, respectively, resulting in a pre-tax gain of $274,974 ($178,733 net of tax) which has been credited directly to unassigned surplus.

The Company received reinsurance recoveries in the amount of $3,349,716, $3,370,420 and $3,157,884, during 2016, 2015 and 2014, respectively. At December 31, 2016 and 2015, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $753,202 and $731,784. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2016 and 2015 of $30,090,704 and $33,315,357.

On October 1, 2015, the Company, Union Hamilton Reinsurance, Ltd. (UH), and Commonwealth Annuity and Life Insurance Company (CALIC) entered into a Novation Agreement, pursuant to which UH assigned and delegated to CALIC its rights and obligations under the Original Agreement. Subsequently, the Company and CALIC amended and restated the fixed annuity reinsurance agreement from a modified coinsurance to coinsurance basis. As a result of the amendment, the Company transferred assets with a market value of $735,156, released coinsurance reserve liabilities of $721,190, and released an after-tax IMR liability associated with the block of business in the amount of $9,477 resulting in a net of tax gain on the transaction in the amount of $399 (IMR after-tax gain of $9,477 less gross loss on reinsurance of $13,966 taxed at 35%) which has been included in the Statement of Operations.

Effective July 1, 2015, the Company entered into an assumption reinsurance agreement with TPLIC, an affiliate, under which the Company novated its Medicare Supplement business to TPLIC. The Company transferred policy reserves of $6,987, claims reserves of $20,893, other liabilities of $920 along with assets of $28,801 to TPLIC during the last two quarters of the year. This represents the portion of the Medicare supplement business for which regulatory approval of the assumption agreement was received by July 1. No consideration was paid or received related to the novation. No gain or loss was recognized in the financial statements.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe) was novated, to Firebird Re Corp. (FReC). General account reserves, and claim reserves ceded on a coinsurance basis at the time of novation were $514,898 and $5,070, respectively.

74

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Separate account modified coinsurance reserves and general account modified coinsurance reserves at the time of the novation were $7,052,587 and $140,034 respectively. No consideration was paid or received related to the novation. No gain or loss was recognized.

Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the business. The modified coinsurance reinsurance reserves were converted to coinsure reserves and a general account funds withheld was established. The general account paid FReC $140,034 for the modified coinsurance reserves and ceded coinsurance reserves of $156,478, resulting in a pre-tax gain of $16,444 which has been credited directly to unassigned surplus. FReC placed assets of $676,446, equal to the ceded general account reserves, in a funds withheld account, and the Company established a corresponding funds withheld liability of $676,446.

Effective December 31, 2014, the Company ceded certain stand-alone long-term care policies to TPLIC, an affiliate, for which the Company paid an initial ceding commission and premiums of $350,000 and $3,914,521, respectively and ceded modified coinsurance reserves of $3,914,521, resulting in a pre-tax loss of $350,000 which has been included in the Statement of Operations.

Effective October 1, 2014, the Company recaptured fixed annuity contracts previously reinsured to TIRe for which the Company received net consideration of $43,360, released a funds withheld liability of $1,975,937, and established benefit reserves and claim reserves $2,004,673 resulting in a pre-tax gain of $14,624 which has been included in the Statement of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $15,795, which included the recapture of IMR gains in the amount of $19,852 on an after-tax basis, with a corresponding charge to unassigned surplus.

Effective October 1, 2014, the Company recaptured the variable BOLI/COLI business that was previously reinsured to Transamerica International Re (Bermuda), Ltd. (TIRe), an affiliate, for which the Company paid net consideration of $17,769, released the funds withheld liability of $1,080,541, and recaptured separate account and general account policy and claims reserves of $1,080,541, resulting in a pre-tax loss of $17,769 which was included in the Statement of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $94,571 ($61,471 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2014, the Company recaptured the single premium universal life, credit life and credit disability business previously reinsured to TIRe for which the Company paid net consideration of $50,000, released a funds withheld liability of $516,472, recaptured policy and claims reserves of $560,275 and other liabilities of $13,334, and recaptured policy loans in the amount of $2,048, resulting in a pre-tax loss of $105,091 which has been included in the Statement of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $1,323 ($860 after-tax) with a corresponding charge to unassigned surplus.

Subsequently, effective October 1, 2014, the Company ceded this business to Ironwood Re Corp. (IRC) for which the Company received net consideration of $50,000, established a funds withheld liability of $516,472, released policy and claim reserves of $560,275 and other liabilities of $13,334, resulting in a pre-tax gain of $107,138 ($69,640 after-tax) which has been credited directly to unassigned surplus.

75

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Effective October 1, 2014, SLIC, prior to the merger, recaptured the business that was previously reinsured to TIRe, an affiliate, for which net consideration received was $19,000, funds withheld liability released was $572,468, policy and claims reserves recaptured were $869,488, and other assets recaptured were $34,500, resulting in a pre-tax loss of $243,519 which was included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $243,586 ($158,331 after-tax) with a corresponding charge to unassigned surplus.

Subsequently, October 1, 2014, SLIC ceded this business to Ironwood Re Corp. (IRC), an affiliate, for which net consideration paid was $19,000, a funds withheld liability of $572,468 was established, policy and claims reserves released were $869,660, and other assets released were $34,501, resulting in a pre-tax gain of $243,691 ($158,399 after-tax) which has been credited directly to unassigned surplus.

Effective June 30, 2014, the Company ceded level term life and universal life secondary guarantee business to TLIC Oakbrook Reinsurance, Inc., an affiliate, on a coinsurance funds withheld basis. The Company paid an initial reinsurance premium of $25,667, transferred other net assets of $1,852 and released life and claim reserves of $535,211 and $25,667, respectively, resulting in a pre-tax gain of $533,359 ($346,683 net of tax) which was credited directly to unassigned surplus on a net of tax basis.

Effective June 30, 2014, the Company ceded to Transamerica Premier Life Insurance Company on a YRT basis the net amount paid in excess of $3,000 on covered level term and universal life secondary guarantee policies. The Company paid an initial reinsurance premium of $858 and released reserves of $5,685 resulting in a pre-tax gain of $4,826 which has been included in the Statement of Operations.

During 2016, 2015 and 2014 amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $255,425 ($176,996 after tax), $133,048 ($106,755 after tax) and $175,042 ($114,198, net of tax), respectively.

The Company reports a reinsurance deposit receivable of $199,500 and $203,429 as of December 31, 2016 and 2015, respectively. In 1996, the Company entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, the Company ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

During 2016, 2015 and 2014, the Company obtained letters of credit of $98,006, $242,957 and $123,006, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

76

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company reinsures a closed block of guaranteed minimum income benefit (GMIB), guaranteed minimum death benefit (GMDB), and guaranteed minimum withdrawal benefit (GMWB) risks to Firebird Re Corp. The affiliated reinsurance treaties have been in place for a number of years and do not include any new business since the inception but were initiated to better align hedging and capital requirements. The risk reinsured to the affiliated reinsurer is retained by the Transamerica group. The risks assumed by Firebird Re Corp. are all affiliated variable annuity treaties.

Variable annuity reserves established by Firebird Re Corp. are equal to the US GAAP reserve requirements. In addition, the captive establishes an additional variable annuity reserve above the US GAAP reserve to the greater of the mirror of the reserve ceded to the Captive (US statutory) and a total asset requirement (CTE 80) level. The TAR CTE80 is calculated assuming a 50% best estimate model (with hedge credit) and 50% stochastic model.

The Company took reserve credits for variable annuities of $746,339 and $790,284 in 2016 and 2015, respectively. The amount of collateral supporting the reserve credits was $730,545 and $776,072 in 2016 and 2015, respectively. All of the collateral held to support the reserve credit is funds withheld. The collateral is made up of bonds, cash and short-term assets.

The Company ceded modified coinsurance reserves of $4,536,010 and $4,236,392 as of December 31, 2016 and 2015, respectively, for certain stand-alone long-term care policies under the indemnity reinsurance agreement with TPLIC, an affiliate. Ceded losses incurred of $361,167 and $346,166 for years ended December 31, 2016 and 2015, respectively, are presented net within the claims development table in Note 1.

77

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes

The net deferred income tax asset at December 31, 2016 and 2015 and the change from the prior year are comprised of the following components:

	December 31, 2016
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$2,481,049	$215,092	$2,696,141
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,481,049	215,092	2,696,141
Deferred Tax Assets Nonadmitted	515,901	—	515,901

Subtotal (Net Deferred Tax Assets)	1,965,148	215,092	2,180,240
Deferred Tax Liabilities	1,152,105	164,291	1,316,396

Net Admitted Deferred Tax Assets	$813,043	$50,801	$863,844

	December 31, 2015
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$2,057,430	$292,685	$2,350,115
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,057,430	292,685	2,350,115
Deferred Tax Assets Nonadmitted	618,270	—	618,270

Subtotal (Net Deferred Tax Assets)	1,439,160	292,685	1,731,845
Deferred Tax Liabilities	687,781	260,956	948,737

Net Admitted Deferred Tax Assets	$751,379	$31,729	$783,108

		Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$423,619	$(77,593)	$346,026
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	423,619	(77,593)	346,026
Deferred Tax Assets Nonadmitted	(102,369)	—	(102,369)

Subtotal (Net Deferred Tax Assets)	525,988	(77,593)	448,395
Deferred Tax Liabilities	464,324	(96,665)	367,659

Net Admitted Deferred Tax Assets	$61,664	$19,072	$80,736

78

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2016	2015	Change
Deferred Tax Assets:
Ordinary
Discounting of unpaid losses	$5,995	$2,382	$3,613
Policyholder reserves	936,738	769,309	167,429
Investments	570,496	471,638	98,858
Deferred acquisition costs	626,204	621,902	4,302
Compensation and benefits accrual	33,383	26,365	7,018
Receivables - nonadmitted	28,232	33,000	(4,768)
Tax credit carry-forward	222,313	67,359	154,954
Section 197 Intangible Amortization	—	6,250	(6,250)
Corporate Provision	—	474	(474)
Assumption Reinsurance	9,545	10,715	(1,170)
CFC FTC Offset	15,020	—	15,020
Other (including items <5% of ordinary tax assets)	33,123	48,036	(14,913)

Subtotal	2,481,049	2,057,430	423,619
Nonadmitted	515,901	618,270	(102,369)

Admitted ordinary deferred tax assets	1,965,148	1,439,160	525,988
Capital:
Investments	215,092	292,685	(77,593)

Subtotal	215,092	292,685	(77,593)
Nonadmitted	—	—	—

Admitted capital deferred tax assets	215,092	292,685	(77,593)

Admitted deferred tax assets	$2,180,240	$1,731,845	$448,395

79

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31
	2016	2015	Change
Deferred Tax Liabilities:
Ordinary
Investments	$787,307	$565,039	$222,268
Fixed assets	40,867	26,944	13,923
§807(f) adjustment	75,844	64,659	11,185
Separate Account Adjustments	34,766	31,139	3,627
CFC FTC Offset	11,579	—	11,579
Hedge Reserve Offset	201,554	—	201,554
Other (including items <5% of total ordinary tax liabilities)	188	—	188

Subtotal	1,152,105	687,781	464,324
Capital
Investments	164,291	260,956	(96,665)

Subtotal	164,291	260,956	(96,665)

Deferred tax liabilities	1,316,396	948,737	367,659

Net deferred tax assets/liabilities	$863,844	$783,108	$80,736

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2016 or 2015.

The Company made a modification in 2015 to its groupings of DTAs and DTLs (as permitted under SSAP No. 101 Q&A 2.9). Prior to this change, the Company had DTAs and DTLs that were netted together within two specific categories of temporary differences. The Company determined, in accordance with its practice of recording DTAs and DTLs separately for purposes of application of SSAP No. 101, that it is more appropriate and consistent to present DTAs and DTLs with respect to 1) reserves and deferred and uncollected premiums and 2) bonds and derivatives on certain blocks of business.

80

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

As discussed in Note 1, for the years ended December 31, 2016 and 2015 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2016
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$226,217	$30,862	$257,079
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		550,512	56,253	606,765
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	550,512	56,253	606,765
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	655,637
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		1,188,419	127,977	1,316,396

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$1,965,148	$215,092	$2,180,240

81

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

			December 31, 2015
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$286,447	$61,384	$347,831
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		357,063	78,214	435,277
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	357,063	78,214	435,277
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	717,412
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		795,650	153,087	948,737

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$1,439,160	$292,685	$1,731,845

			Change
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$(60,230)	$(30,522)	$(90,752)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		193,449	(21,961)	171,488
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	193,449	(21,961)	171,488
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(61,775)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		392,769	(25,110)	367,659

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$525,988	$(77,593)	$448,395

82

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31
	2016	2015	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	708%	844%	-136%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold

Limitation in 2(b)2 above	$4,370,911	$4,700,489	$(329,578)

The impact of tax planning strategies at December 31, 2016 and 2015 was as follows:

	December 31, 2016
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	3%	25%	6%

	December 31, 2015
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	36%	4%

(% of Total Net Admitted Adjusted Gross DTAs)	3%	35%	8%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2016	2015	Change
Current Income Tax
Federal	$(101,440)	$(9,592)	$(91,848)
Foreign	(1)	(26)	25

Subtotal	(101,441)	(9,618)	(91,823)

Federal income tax on net capital gains	5,234	50,995	(45,761)

Federal and foreign income taxes incurred	$(96,207)	$41,377	$(137,584)

83

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31
	2015	2014	Change
Current Income Tax
Federal	$(9,592)	$258,554	$(268,146)
Foreign	(26)	—	(26)

Subtotal	(9,618)	258,554	(268,172)

Federal income tax on net capital gains	50,995	121,064	(70,069)

Federal and foreign income taxes incurred	$41,377	$379,618	$(338,241)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2016	2015	2014
Current income taxes incurred	$(96,207)	$41,377	$379,618
Change in deferred income taxes (without tax on unrealized gains and losses)	(183,307)	(300,764)	331,883

Total income tax reported	$(279,514)	$(259,387)	$711,501

Income before taxes	$299,572	$(181,353)	$1,060,978
	35%	35%	35%

Expected income tax expense (benefit) at 35% statutory rate	$104,850	$(63,474)	$371,342
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(74,012)	(69,204)	(46,828)
Tax credits	(25,037)	(81,829)	(37,788)
Tax-exempt income	(11)	(7)	—
Tax adjustment for IMR	669	(33,936)	(16,620)
Surplus adjustment for in-force ceded	608	(40,327)	76,692
Nondeductible expenses	1,049	976	1,264
Deferred tax benefit on other items in surplus	(233,112)	(3,152)	319,999
Provision to return	(2,177)	(4,546)	8,055
Life-owned life insurance	(2,966)	(2,948)	(3,132)
Dividends from certain foreign corporations	1,620	2,093	1,066
Pre-tax income of single member limited liability company	14,093	46,193	52,362
Intercompany dividends	(47,766)	—	—
Partnership permanent adjustment	(1,913)	(13,177)	(11,764)
Audit adjustment—Permanent	(21,196)	—	—
Other	5,787	3,951	(3,147)

Total income tax reported	$(279,514)	$(259,387)	$711,501

84

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s federal income tax return is consolidated with other affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2016.

As of December 31, 2016 and 2015, respectively, the Company had a $222,314 and $67,359 tax credit carryforward available for tax purposes. Included in the 2016 tax credit carryforward is a general business tax credit carryforward of $164,764.

Carryovers from:	Expiration:
12-31-2010	12-31-2030	21,817
12-31-2011	12-31-2031	45,391
12-31-2012	12-31-2032	28,827
12-31-2013	12-31-2033	22,676
12-31-2014	12-31-2034	20,601
12-31-2015	12-31-2035	20,931
12-31-2016	12-31-2036	4,521

Standard GBC Carryovers		164,764

The Company also has an alternative minimum tax credit carryforward of $57,550 available for tax purposes that carries forward indefinitely. As of December 31, 2016 and 2015, the Company had no operating loss or capital loss carryfowards available for tax purposes.

The Company incurred income taxes of $0, $12,699, and $252,550 during 2016, 2015, and 2014, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2016 and 2015 is $9,763 and $4,152, respectively. The total amount of the tax contingencies that if recognized, would affect the effective income tax rate is $9,763. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending in December 31, 2016, 2015, and 2014 is $864, ($270), and $12,961, respectively. The total interest payable balance as of December 31, 2016 and 2015 is $10,768 and $9,903, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

During 2016 the company modified its calculation of dividends that are eligible for the dividends received deduction. This resulted in recording a permanent tax benefit of $20,250 in the Company’s 2016 financial statements for years 2011 – 2015. This has been treated as a change in estimate, the impact on future years is not currently determinable.

85

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2008. We expect receivables and payables for 2005-2008 to be settled in early 2017. An examination is in progress for the year 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 0.05% of ordinary life insurance in force at December 31, 2016 and 2015, respectively.

For the years ended December 31, 2016, 2015 and 2014, premiums for life participating policies were $12,036, $13,196 and $14,110, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $5,967, $5,894 and $8,045 to policyholders during 2016, 2015 and 2014, respectively, and did not allocate any additional income to such policyholders.

86

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2016
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,141,878	$—	$—	$1,141,878	1%
At book value less surrender charge of 5% or more	273,919	—	—	273,919	0
At fair value	126,155	—	66,886,612	67,012,767	73

Total with adjustment or at fair value	1,541,952	—	66,886,612	68,428,564	74
At book value without adjustment (minimal or no charge or adjustment)	13,413,613	17,739	—	13,431,352	14
Not subject to discretionary withdrawal provision	10,732,102	41,507	38,256	10,811,865	12

Total annuity reserves and deposit liabilities	25,687,667	59,246	66,924,868	92,671,781	100%

Less reinsurance ceded	4,680,333	—	—	4,680,333

Net annuity reserves and deposit liabilities	$21,007,334	$59,246	$66,924,868	$87,991,448

87

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31 2015
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,275,215	$—	$—	$1,275,215	1%
At book value less surrender charge of 5% or more	250,597	—	—	250,597	0
At fair value	134,954	—	63,388,970	63,523,924	69

Total with adjustment or at fair value	1,660,766	—	63,388,970	65,049,736	72
At book value without adjustment (minimal or no charge or adjustment)	14,346,775	34,954	—	14,381,729	16
Not subject to discretionary withdrawal provision	11,126,108	43,311	38,287	11,207,706	12

Total annuity reserves and deposit liabilities	27,133,649	78,265	63,427,257	90,639,171	100%

Less reinsurance ceded	9,235,531	—	—	9,235,531

Net annuity reserves and deposit liabilities	$17,898,118	$78,265	$63,427,257	$81,403,640

The Company’s liability for deposit-type contracts includes GIC’s and Funding Agreements assumed from Transamerica Premier Life Insurance Company, an affiliate. The liabilities assumed are $0 and $167,933 at December 31, 2016 and 2015, respectively.

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

88

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2016, 2015 and 2014 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2016	$—	$64	$10,970	$8,767,639	$8,778,673

Reserves for separate accounts as of December 31, 2016 with assets at:
Fair value	$—	$21,505	$20,001	$70,154,420	$70,195,926
Amortized cost	—	633,674	—	—	633,674

Total as of December 31, 2016	$—	$655,179	$20,001	$70,154,420	$70,829,600

Reserves for separate accounts by withdrawal characteristics as of December 31, 2016:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At fair value	—	—	—	70,116,163	70,116,163
At book value without fair value adjustment and with current surrender charge of less than 5%	—	633,674	—	—	633,674

Subtotal	—	633,674	—	70,116,163	70,749,837
Not subject to discretionary withdrawal	—	21,505	20,001	38,257	79,763

Total separate account reserve liabilities at December 31, 2016	$—	$655,179	$20,001	$70,154,420	$70,829,600

89

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2015	$—	$31	$9,244	$12,203,423	$12,212,698

Reserves for separate accounts as of December 31, 2015 with assets at:
Fair value	$—	$19,818	$23,493	$66,606,612	$66,649,923
Amortized cost	—	633,332	—	—	633,332

Total as of December 31, 2015	$—	$653,150	$23,493	$66,606,612	$67,283,255

Reserves for separate accounts by withdrawal characteristics as of December 31, 2015:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At fair value	—	—	—	66,568,326	66,568,326
At book value without fair value adjustment and with current surrender charge of less than 5%	—	633,332	—	—	633,332

Subtotal	—	633,332	—	66,568,326	67,201,658
Not subject to discretionary withdrawal	—	19,818	23,493	38,286	81,597

Total separate account reserve liabilities at December 31, 2015	$—	$653,150	$23,493	$66,606,612	$67,283,255

90

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2014	$—	$53	$11,846	$13,127,469	$13,139,368

Reserves for separate accounts as of December 31, 2014 with assets at:
Fair value	$—	$20,574	$35,038	$65,194,925	$65,250,537
Amortized cost	—	634,931	—	—	634,931

Total as of December 31, 2014	$—	$655,505	$35,038	$65,194,925	$65,885,468

Reserves for separate accounts by withdrawal characteristics as of December 31, 2014:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At fair value	—	—	—	65,152,722	65,152,722
At book value without fair value adjustment and with current surrender charge of less than 5%	—	634,931	—	—	634,931

Subtotal	—	634,931	—	65,152,722	65,787,653
Not subject to discretionary withdrawal	—	20,574	35,038	42,203	97,815

Total separate account reserve liabilities at December 31, 2014	$—	$655,505	$35,038	$65,194,925	$65,885,468

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2016	2015	2014
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$8,767,931	$12,204,163	$13,127,680
Transfers from separate accounts	(7,872,107)	(8,389,740)	(6,499,970)

Net transfers to separate accounts	895,824	3,814,423	6,627,710
Miscellaneous reconciling adjustments	469,247	1,337,434	1,882,846

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$1,365,071	$5,151,857	$8,510,556

91

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2016 and 2015, the Company’s separate account statement included legally insulated assets of $73,597,682 and $72,128,772, respectively. The assets legally insulated from general account claims at December 31, 2016 and 2015 are attributed to the following products:

	2016	2015
Group annuities	$24,388,135	$24,948,800
Variable annuities	44,163,304	42,603,715
Fixed universal life	729,291	695,852
Variable universal life	4,212,641	3,602,521
Variable life	37,918	196,411
Modified separate accounts	53,201	70,353
Registered Market Value Annuity Product - SPL	13,192	11,120

Total separate account assets	$73,597,682	$72,128,772

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2016 and 2015, the general account of the Company had a maximum guarantee for separate account liabilities of $2,852,548 and $3,029,017 respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $483,307, $434,084, $342,823, $242,109, and $180,478 to the general account in 2016, 2015, 2014, 2013, and 2012, respectively. During the years ended December 31, 2016, 2015, 2014, 2013, and 2012 the general account of the Company had paid $77,232, $223,304, $35,985, $30,830, and $61,901 respectively, toward separate account guarantees.

At December 31, 2016 and 2015, the Company reported guaranteed separate account assets at amortized cost in the amount of $672,491 and $668,367, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $709,808 and $695,578 at December 31, 2016 and 2015, respectively, which would have resulted in an unrealized gain of $37,317 and $27,211, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

92

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2016 and 2015, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Gross Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2016
Minimum guaranteed death benefit	$9,966,666	$341,249	$173,898
Minimum guaranteed income benefit	4,095,173	957,867	769,259
Guaranteed premium accumulation fund	235,183	25,312	—
Minimum guaranteed withdrawal benefit	33,170,833	371,165	15,601
December 31, 2015
Minimum guaranteed death benefit	$9,824,534	$305,392	$205,460
Minimum guaranteed income benefit	3,845,600	585,083	921,716
Guaranteed premium accumulation fund	266,040	24,086	—
Minimum guaranteed withdrawal benefit	32,000,725	255,044	(72)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policies’ next anniversary date. At December 31, 2016 and 2015, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2016
Life and annuity:
Ordinary first-year business	$5,026	$1,336	$3,690
Ordinary renewal business	775,352	10,855	764,497
Group life direct business	44,988	9,649	35,339
Credit direct business	556	—	556
Reinsurance ceded	(687,316)	—	(687,316)

	$138,606	$21,840	$116,766
Accident and health	32,651	—	32,651

	$171,257	$21,840	$149,417

93

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Gross	Loading	Net
December 31, 2015
Life and annuity:
Ordinary first-year business	$5,595	$5,322	$273
Ordinary renewal business	526,286	11,110	515,176
Group life business	49,752	10,235	39,517
Credit direct business	1,214	—	1,214
Reinsurance ceded	(459,372)	—	(459,372)

	$123,475	$26,667	$96,808
Accident and health	42,708	—	42,708

	$166,183	$26,667	$139,516

Amounts recorded as supplementary contracts without life contingencies of $3,370,720 and $2,738,140 at December 31, 2016 and 2015, respectively, are subject to discretionary withdrawals without adjustments.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2016 and 2015, the Company had insurance in force aggregating $108,217,769 and $96,861,149, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $1,636,310 and $1,588,202 to cover these deficiencies as of December 31, 2016 and 2015, respectively.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2017, without the prior approval of insurance regulatory authorities, is $779,799.

On December 22, 2016, the Company paid a preferred stock dividend of $35,630 and a cash return of capital of $314,056 to its parent. In addition, the Company paid $314 representing the redemption of 31,437 shares of Series B non-voting preferred stock at par value to its parent also on December 22, 2016.

94

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

On June 20, 2016 the Company paid a preferred stock dividend of $104,555 and an ordinary common stock dividend of $245,445 to its parent company.

On December 22, 2015, the Company paid a cash return of capital of $300,000 to its parent. The Company did not pay any ordinary dividends during 2015.

On September 28, 2016 the Company made a capital contribution in the amount of $2,500 to TWRI in exchange for 25,000 common shares of TWRI. The Company also made an additional capital contribution to TWRI of $122,500 on September 28, 2016.

The Company received a capital contribution of $10 from TIHI on March 31, 2015.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2016, the Company meets the minimum RBC requirements.

On September 30, 2002, Life Investors Insurance Company of America (LIICA), which merged in to the Company effective October 2, 2008, received $150,000 from TA Corp in exchange for surplus notes. These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

Additional information related to the outstanding surplus notes at December 31, 2016 and 2015 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2016	$150,000	$9,000	$126,000	$2,250
2015	$150,000	$9,000	$117,000	$2,250

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

95

Transamerica Life Insurance Company

Notes to Financial Statements –  Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, respectively, securities with a fair value of $2,251,377 and $2,692,737 were on loan under securities lending agreements. At December 31, 2016, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,303,603 and $2,760,922 at December 31, 2016 and 2015, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$2,303,289
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	2,303,289
Securities received	—

Total collateral received	$2,303,289

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$349,742	$349,742
30 days or less	1,045,472	1,045,472
31 to 60 days	320,865	320,865
61 to 90 days	200,597	200,597
91 to 120 days	110,054	110,054
121 to 180 days	276,873	276,873

Total	2,303,603	2,303,603
Securities received	—	—

Total collateral reinvested	$2,303,603	$2,303,603

For securities lending, the Company’s sources of cash that it uses to return the cash collateral are dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,304,719 (fair value of $2,303,603) that are currently tradable securities that could be sold and used to pay for the $2,303,289 in collateral calls that could come due under a worst-case scenario.

96

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by Transamerica. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Transamerica. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Pension expenses were $35,812, $32,799 and $29,648 for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica, the Company’s parent, which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense was $15,745, $16,439 and $14,742 for the years ended December 31, 2016, 2015 and 2014 respectively.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2016, 2015 and 2014 was insignificant. TA Corp also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of TA Corp and the Company.

In addition to pension benefits, the Company participates in plans sponsored by TA Corp that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations. The Company expensed $6,527, $6,361 and $6,609 related to these plans for the years ended December 31, 2016, 2015 and 2014, respectively.

97

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company announced an update of its restructuring plan in December 2016 that includes a significant number of position eliminations. Affected employees were offered a severance package contingent upon completion of the terms of their employment. In accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2016 for the severance benefit of $21,615.

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make an election. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, an expense was accrued in 2015 for the post-employment benefit in the amount of $34,824. The remaining accrual balance at the year ended December 31, 2016 was $5,876.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service agreement between TA Corp companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also party to a service agreement with TFLIC, in which the Company provides services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The amount received by the Company as a result of being a party to these agreements was $993,182 $802,298 and $1,144,599 during 2016, 2015 and 2014, respectively. The amount paid as a result of being a party to these agreements was $610,754, $445,462 and $859,389 during 2016, 2015 and 2014, respectively. Fees charged between affiliates approximate their cost. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $136,494, $133,831 and $124,653 for these services during 2016, 2015 and 2014, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $56,076, $71,184 and $143,027 for the years ended December 31, 2016, 2015 and 2014, respectively.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2016, the Company received net interest of $63 from affiliates. During 2015 and 2014, the Company paid net interest of $90 and $50, respectively, to affiliates. At December 31, 2016 and 2015, respectively, the Company reported receivables from affiliates of $111,305 and $59,963. At December 31, 2016 and 2015, respectively, the Company reported payables to affiliates of $115,256 and $18,965. Terms of settlement require that these amounts are settled within 90 days.

98

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2016, the Company had no short-term intercompany notes receivable. At December 31, 2015, the Company had short-term intercompany notes receivable of $278,771 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$254,271	October 27, 2016	0.25%
Transamerica Corporation	24,500	October 28, 2016	0.25%

During 1998, the Company issued life insurance policies to two affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $165,912 and $162,440 at December 31, 2016 and 2015, respectively.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2016 and 2015, the cash surrender value of these policies was $171,075 and $167,132, respectively.

The Company utilizes the look-through approach in valuing its investment in the following four entities.

Real Estate Alternatives Portfolio 2, LLC (REAP 2)	$33,145
Real Estate Alternatives Portfolio 3, LLC (REAP 3)	$65,966
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)	$116,110
SB Frazer Owner, LLC (SB Frazer)	$1,203

The financial statements for these entities are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 of SCA entities and/or non-SCA SSAP No. 48 entities owned by REAP 2, REAP 3, REAP 4 HR, and SB Frazer, and valued in accordance with the relevant paragraphs of SSAP No. 97. All liabilities, commitments, contingencies, guarantees, or obligations of REAP 2, REAP 3, REAP 4 HR, and SB Frazer, which are required to be recorded as liabilities, commitments, contingencies, guarantees, or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in REAP 2, REAP 3, REAP 4HR, and SB Frazer, if not already recorded in the financial statements of REAP 2, REAP 3, REAP 4HR, and SB Frazer.

99

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2016:

	Percentage of	Gross	Admitted	Nonadmitted
SCA Entity	SCA Ownership	Amount	Amount	Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX %	$—	$—	$—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	53.60%	$17,252	$17,252	$—
GARNET ASSURANCE CORP	100.00	—	—	—
LIFE INVESTORS ALLIANCE LLC	100.00	—	—	—
ASIA INVESTMENT HOLDING LTD	100.00	—	—	—
AEGON FINANCIAL SERVICES GROUP	100.00	—	—	—
GARNET ASSURANCE CORP III	100.00	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$17,252	$17,252	$—

SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	94.07%	$924,100	$924,100	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$924,100	$924,100	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$941,352	$941,352	$—

Aggregate Total	XXX	$941,352	$941,352	$—

100

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8Bi entities):

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/8/2016	$20,592	Y	N	I
GARNET ASSURANCE CORP	NA		—	N	N	I
LIFE INVESTORS ALLIANCE LLC	NA		—	N	N	I
ASIA INVESTMENT HOLDING LTD	NA		—	N	N	I
AEGON FINANCIAL SERVICES GROUP	NA		—	N	N	I
GARNET ASSURANCE CORP III	NA		—	N	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$20,592	—	—	—

SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	NA		$924,100	N	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$924,100	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$944,692	—	—	—

Aggregate Total	—	—	$944,692	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the letter of credit provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

101

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
				If the Insurance
				SCA Had
	Net		Per	Completed
	Income	Surplus	Reported	Statutory
SCA Entity	Increase	Increase	Statutory	Financial
(Investments in Insurance SCA Entities)	(Decrease)	(Decrease)	Equity	Statements*
LIICA Re II	$—	$(120,000)	$107,327	$—
Pine Falls Re	—	(1,181,330)	368,914	—
Stonebridge Reinsurance Company	—	(900,422)	84,068	—
MLIC Re	—	(990,000)	420,607	—

*	Per AP&P Manual (without permitted or prescribed practices)

The above SCA entities had not been permitted to include a letter of credit as an admitted asset recognized in the financial statements, the risk- based capital would have been below the mandatory control level. If the RBC for each of the insurance SCA entities listed above would have triggered a regulatory event had they not used a prescribed practice.

13. Commitments and Contingencies

At December 31, 2016 and 2015, the Company has mortgage loan commitments of $24,877 and $3,000, respectively.

The Company has contingent commitments for $809,291 and $374,233 as of December 31, 2016 and 2015, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $48,742 and $8,611, respectively.

The company leases office buildings under various non-cancelable operating lease agreements. Rental expense for years 2016 and 2015 was $12,837 and $13,009, respectively. The minimum aggregate rental commitments are as follows:

Year	Amount
2017	$14,987
2018	11,738
2019	8,314
2020	8,445
2021	8,265

The Company is not involved in any material sales-leaseback transactions. Leasing (lessor leasing) is not a significant part of the Company’s business activities in terms of revenue, net income or assets.

102

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the Company has private placement commitments outstanding of $21,679 and $69,000, respectively.

The Company sold $5,858 of securities on a TBA basis as of December 31, 2016. Due to different counterparties, the receivable related to these TBAs was not reclassed. The Company sold $209,176 securities on a TBA basis as of December 31, 2015. The receivable related to these TBAs was reclassed. Note 5, Investments, provides details on the offsetting and netting of assets and liabilities related to this transaction.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying value of $989,453 and $314,892, respectively, and fair value of $1,081,242 and $349,075, respectively, in conjunction with these transactions.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral received as of December 31, 2016 and 2015, respectively, was $714,431 and $1,057,821. In addition, securities in the amount of $198,786 and $339,479 were also posted to the Company as of December 31, 2016 and 2015, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying amount of $42,588 and $45,928 respectively, and fair value of $44,079 and $48,843 respectively, in conjunction with these transactions

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third-party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. The Company did not recognize a liability for the low income housing tax credit guarantees at December 31, 2016 or 2015, as the maximum potential amount of future payments the Company could be required to make is immaterial to the Company’s financial results. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $59 and $88 at December 31, 2016 and 2015, respectively. No payments are required as of December 31, 2016. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Monetary Authority of Singapore (MAS) that it will provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and continues to meet, pay and settle all present and future obligations of TLB. As of December 31, 2016, there is no payment or performance risk because TLB has adequate liquidity as of this date.

103

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency, defined as net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2016, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. TLIC can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than TLIC’s then current rating or AA, whichever is lower. As of December 31, 2016, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these three guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2016 and 2015, TLB holds related statutory-basis policy and claim reserves of $1,880,923 and $1,567,299, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2016, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2016 and 2015, TLB holds related statutory-basis policy and claim reserves of $3,005,979 and 2,587,349, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2016, there is no payment or performance risk because TLB is not insolvent as of this date.

104

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R at December 31, 2016 or 2015, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

Effective July 1, 2016, the Company became a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $260 under this agreement in 2016.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchased structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2016 and 2015 for the total payout block is $3,363,290 and $3,448,503, respectively. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2016 and 2015:

	December 31
	2016	2015
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$4,886,961	$4,154,736

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	4,886,902	4,154,648
Other	59	88

Total impact if action required	$4,886,961	$4,154,736

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $4,614,389. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

105

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2016	2015
Membership Stock:
Class A	$—	$—
Class B	10,000	10,000
Activity Stock	166,800	94,000
Excess Stock	—	—

Total	$176,800	$104,000

At December 31, 2016, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10,000
Total	$—	$—	$—	$10,000

At December 31, 2016 and 2015, the amount of collateral pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2016
Total Collateral Pledged	$5,344,860	$5,155,703

	Fair Value	Carry Value
Decemeber 31, 2015
Total Collateral Pledged	$3,463,755	$3,299,057

During 2016 and 2015, the maximum amount pledged to the FHLB during reporting period was as follows:

	Fair Value	Carry Value
2016
Maximum Collateral Pledged	$5,344,860	$5,155,703

	Fair Value	Carry Value
2015
Maximum Collateral Pledged	$3,841,327	$3,554,195

106

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the borrowings from the FHLB were as follows:

		Funding
		Agreements
	General	Reserves
	Account	Established
December 31, 2016
Debt	$1,820,000	$—
Funding agreements	2,350,000	2,350,742
Other	—	—

Total	$4,170,000	$2,350,742

		Funding
		Agreements
	General	Reserves
	Account	Established
December 31, 2015
Debt	$—	$—
Funding agreements	2,350,000	1,450,418
Other	108,156	—

Total	$2,458,156	$1,450,418

During 2016, the maximum amount of borrowings during reporting period was as follows:

General Account
2016
Debt	$1,820,000
Funding agreements	2,350,000
Other	—

Total	$4,170,000

At December 31, 2016 the prepayment penalties information is as follows:

Does the Company have prepayment obligations under the following arrangements (yes/no)?
Debt	NO
Funding Agreements	NO
Other	N/A

107

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $2,704,658 and $2,503,747 as of December 31, 2016 and 2015, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results. To comply with statutory guidelines no related reserves have been recorded at December 31, 2016.

The Company has guaranteed the full faith and complete performance of Mid-West National Life Insurance Company of Tennessee (Mid-West), an unaffiliated company, through execution of a Cut-Through Endorsement and Substitution Agreement and a Stop-Loss Reinsurance Agreement, with respect to the obligations of Mid-West on a block of annuity contracts assumed by Mid-West from Mutual Security Life Insurance Company in Liquidation (Transferred Contracts). The Company agrees to substitute itself in Mid-West’s place with respect to the Transferred Contracts if Mid-West fails to perform any of the terms, duties, and conditions of the reinsurance agreement between Mid-West and Mutual Security Life Insurance Company. This guarantee is in force until all duties and obligations of the Transferred Contracts and the agreements have been completely satisfied. Wilton Reinsurance Company has agreed to reimburse TLIC for any payments made. As of December 31, 2016, the most recent reserve balance reported to the Company (as of September 30, 2016) is $8,290. As of December 31, 2016, the Company does not anticipate future action under the guarantee will be required.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $20,034 and $6,375 and an offsetting premium tax benefit of $13,593 and $3,205 at December 31, 2016 and 2015, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $6,142, $1,112 and $(57), for the years ended December 31, 2016, 2015 and 2014, respectively.

108

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company has recorded liabilities of $91,808 and $90,299 for municipal repurchase agreements as of December 31, 2016 and 2015, respectively. The repurchase agreements are primarily collateralized by investment-grade corporate bonds with book values of $147,444 and $109,792, respectively, and fair values of $156,407 and $114,644, respectively, as of December 31, 2016 and 2015. These securities have maturity dates that range from 2017 to 2097.

For repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2016 and 2015, the Company had dollar repurchase agreements outstanding in the amount of $453,474 and $705,253, respectively. The Company had an outstanding liability for borrowed money in the amount $445,656 and $496,529, which included accrued interest of $1,217 and $1,941, at December 31, 2016 and 2015, respectively due to participation in dollar repurchase agreements.

The contractual maturities of the dollar repurchase agreement positions are as follows:

Fair Value
Open	$444,439
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	444,439
Securities received	—

Total collateral received	$444,439

109

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2016 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain/(Loss)
Bonds:
NAIC 4	1	$1,071	$1,067	$4
Common stocks:
NAIC L	2	$8	$8	$1

15. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2016 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31, 2016
Balance Sheet
Total assets as reported in the Company’s Annual Statement	$131,790,028
Increase in receivable from parent, subsidiaries and affiliates	111,305
Decrease in other invested asset receivable	(111,305)

Total assets as reported in the accompanying audited statutory basis balance sheet	$131,790,028

Statement of Cash Flow
Investing activities
Total net cash from investing activities in the Company’s Annual Statement	$(1,613,038)
Decrease in miscellaneous applications	111,610

Total net cash from investing activities as reported in the accompanying audited statutory basis statement of cash flow	$(1,501,428)
Financing and miscellaneous activities
Total net cash from financing and miscellaneous sources in the Company’s Annual Statement	$625,357
Increase in change in receivable from parent, subsidaries, and affiliates	(111,610)

Total net cash from financing and miscellaneous sources as reported in the accompanying audited statutory basis statement of cash flow	$513,747

In the 2016 Annual Statement, a receivable was incorrectly classified as an other invested asset rather than a receivable from parent, subsidiaries and affiliates.

110

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2016 through April 24, 2017.

111

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Alliances Inc	56-1358257
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Global Preferred RE LTD	98-0164807
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773

112

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance Inc	81-3715574
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235

113

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

114

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2016

SCHEDULE I

			Amount at
			Which Shown
		Fair	in the
Type of Investment	Cost (1)	Value	Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$8,179,856	$8,441,228	$8,229,805
States, municipalities and political subdivisions	1,440,915	1,423,882	1,440,864
Foreign governments	399,387	409,234	399,387
Hybrid securities	649,843	636,492	649,822
All other corporate bonds	27,930,336	30,832,582	27,907,174
Preferred stocks	95,648	94,325	95,547

Total fixed maturities	38,695,985	41,837,743	38,722,599
Equity securities
Common stocks:
Industrial, miscellaneous and all other	179,505	194,833	194,833

Total equity securities	179,505	194,833	194,833
Mortgage loans on real estate	5,641,558		5,641,558
Real estate	121,897		121,897
Policy loans	607,746		607,746
Other long-term investments	764,618		764,618
Receivable for Securities	120,312		120,312
Securities Lending	2,303,603		2,303,603
Cash, cash equivalents and short-term investments	1,470,814		1,470,814

Total investments	$49,906,038		$49,947,980

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government, state, municipal and political, hybrid and corporate bonds of $42,659 are held at fair value rather than amortized cost due to having an NAIC 6 rating. A preferred stock security is held at its fair value of $3,153 due to having an NAIC 6 rating.

116

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*
Year ended December 31, 2016
Individual life	$14,039,759	$—	$241,127	$1,044,264	$741,186	$1,793,850	$856,746
Individual health	4,102,287	96,408	177,690	128,097	285,489	358,011	164,250
Group life and health	1,920,903	26,223	111,533	646,226	123,645	395,670	313,984
Annuity	17,189,479	—	18,703	12,204,066	1,016,736	11,951,569	2,040,802
Other	—	—	—	—	286,762	—	—

	$37,252,428	$122,631	$549,053	$14,022,653	$2,453,818	$14,499,100	$3,375,782

Year ended December 31, 2015
Individual life	$14,281,360	$—	$294,838	$973,383	$725,919	$2,085,979	$800,784
Individual health	3,825,220	101,563	171,161	247,524	281,181	465,188	259,508
Group life and health	1,893,922	26,260	109,739	664,396	95,206	277,444	307,198
Annuity	15,700,664	—	25,920	12,919,985	1,109,860	8,792,427	5,983,656
Other	—	—	—	—	114,826	—	—

	$35,701,166	$127,823	$601,658	$14,805,288	$2,326,992	$11,621,038	$7,351,146

Year ended December 31, 2014
Individual life	$14,077,989	$—	$235,349	$2,255,406	$784,891	$1,474,878	$2,078,598
Individual health	3,469,272	108,308	173,505	(3,366,284)	233,091	593,464	184,228
Group life and health	2,039,392	26,474	111,607	709,068	167,144	418,964	402,714
Annuity	17,498,115	—	22,001	16,656,874	1,174,388	9,961,398	8,490,721

	$37,084,768	$134,782	$542,462	$16,255,064	$2,359,514	$12,448,704	$11,156,261

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

117

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2016
Life insurance in force	$529,122,141	$916,395,356	$525,650,271	$138,377,056	380%

Premiums:
Individual life	$2,501,843	$2,887,979	$1,430,399	$1,044,263	137%
Individual health	554,332	431,437	5,202	128,097	4%
Group life and health	820,508	203,774	29,492	646,226	5%
Annuity	10,204,544	(1,953,227)	46,295	12,204,066	0%

	$14,081,227	$1,569,963	$1,511,388	$14,022,652	11%

Year ended December 31, 2015
Life insurance in force	$526,735,949	$884,406,081	$541,956,160	$184,286,028	294%

Premiums:
Individual life	$2,399,330	$2,771,123	$1,345,164	$973,371	138%
Individual health	705,974	468,848	11,260	248,386	5%
Group life and health	864,846	234,779	34,330	664,397	5%
Annuity	13,651,819	826,310	94,476	12,919,985	1%

	$17,621,969	$4,301,060	$1,485,230	$14,806,139	10%

Year ended December 31, 2014
Life insurance in force	$495,242,330	$938,375,587	$580,466,611	$137,333,354	423%

Premiums:
Individual life	$2,671,642	$1,856,326	$1,440,367	$2,255,683	64%
Individual health	638,552	4,021,733	16,898	(3,366,283)	-1%
Group life and health	855,114	185,824	39,779	709,069	6%
Annuity	14,697,625	(1,859,920)	99,330	16,656,875	1%

	$18,862,933	$4,203,963	$1,596,374	$16,255,344	10%

118

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Separate Account VA B

Years Ended December 31, 2016 and 2015

Transamerica Life Insurance Company

Separate Account VA B

Financial Statements

Years Ended December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

Subaccounts of Separate Account VA B and

Board of Directors of

Transamerica Life Insurance Company

In our opinion, for each of the subaccounts of Separate Account VA B indicated in the table below, the accompanying statements of assets and liabilities, and the related statement of operations and change in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Separate Account VA B as of the date indicated in the table, and the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Transamerica Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

AB Balanced Wealth Strategy Class B Shares (1)	TA BlackRock Tactical Allocation Service Class (1)
AB Growth and Income Class B Shares (1)	TA Clarion Global Real Estate Securities Initial Class (1)
AB Large Cap Growth Class B Shares (1)	TA Clarion Global Real Estate Securities Service Class (1)
American Funds - Asset Allocation Class 2 Shares (1)	TA International Moderate Growth Initial Class (1)
American Funds - Bond Class 2 Shares (1)	TA International Moderate Growth Service Class (1)
American Funds - Growth Class 2 Shares (1)	TA Janus Balanced Service Class (1)
American Funds - Growth-Income Class 2 Shares (1)	TA Janus Mid-Cap Growth Initial Class (1)
American Funds - International Class 2 Shares (1)	TA Janus Mid-Cap Growth Service Class (1)
BlackRock Basic Value V.I. Class I Shares (1)	TA Jennison Growth Initial Class (1)
BlackRock Global Allocation V.I. Class I Shares (1)	TA Jennison Growth Service Class (1)
BlackRock High Yield V.I. Class I Shares (1)	TA JPMorgan Core Bond Service Class (1)
Catalyst Dividend Capture VA (1)	TA JPMorgan Enhanced Index Initial Class (1)
Catalyst Insider Buying VA (1)	TA JPMorgan Enhanced Index Service Class (1)
Fidelity® VIP Balanced Service Class 2 (1)	TA JPMorgan Mid Cap Value Service Class (1)
Fidelity® VIP Contrafund® Initial Class (1)	TA JPMorgan Tactical Allocation Service Class (1)
Fidelity® VIP Contrafund® Service Class 2 (1)	TA Legg Mason Dynamic Allocation - Balanced Service Class (1)
Fidelity® VIP Equity-Income Initial Class (1)	TA Legg Mason Dynamic Allocation - Growth Service Class (1)
Fidelity® VIP Equity-Income Service Class 2 (1)	TA Madison Balanced Allocation Service Class (1)
Fidelity® VIP Growth Initial Class (1)	TA Madison Conservative Allocation Service Class (1)
Fidelity® VIP Growth Service Class 2 (1)	TA Madison Diversified Income Service Class (1)
Fidelity® VIP Growth Opportunities Service Class 2 (1)	TA Managed Risk - Balanced ETF Service Class (1)
Fidelity® VIP Mid Cap Initial Class (1)	TA Managed Risk - Conservative ETF Service Class (1)
Fidelity® VIP Mid Cap Service Class 2 (1)	TA Managed Risk - Growth ETF Service Class (1)
Fidelity® VIP Value Strategies Initial Class (1)	TA Market Participation Strategy Service Class (1)
Fidelity® VIP Value Strategies Service Class 2 (1)	TA MFS International Equity Initial Class (1)
Franklin Founding Funds Allocation Class 4 Shares (1)	TA MFS International Equity Service Class (1)
Franklin Income Class 2 Shares (1)	TA Morgan Stanley Capital Growth Initial Class (1)
Franklin Mutual Shares Class 2 Shares (1)	TA Morgan Stanley Capital Growth Service Class (1)
Franklin Templeton Foreign Class 2 Shares (1)	TA Multi-Managed Balanced Initial Class (1)
Invesco V.I. American Franchise Series II Shares (1)	TA Multi-Managed Balanced Service Class (1)
Invesco V.I. Value Opportunities Series II Shares (1)	TA Multi-Manager Alternative Strategies Service Class (1)
Janus Aspen - Enterprise Service Shares (1)	TA PIMCO Tactical - Balanced Service Class (1)
Janus Aspen - Global Research Service Shares (1)	TA PIMCO Tactical - Conservative Service Class (1)
Janus Aspen - Perkins Mid Cap Value Service Shares (1)	TA PIMCO Tactical - Growth Service Class (1)
MFS® New Discovery Service Class (1)	TA PIMCO Total Return Initial Class (1)
MFS® Total Return Service Class (1)	TA PIMCO Total Return Service Class (1)
NVIT Emerging Markets Class D Shares (4)	TA PineBridge Inflation Opportunities Service Class (1)
State Street Total Return V.I.S. Class 3 Shares (1)	TA ProFunds UltraBear Service Class (OAM) (1)
TA AB Dynamic Allocation Initial Class (1)	TA QS Investors Active Asset Allocation - Conservative Service Class (1)
TA AB Dynamic Allocation Service Class (1)	TA QS Investors Active Asset Allocation - Moderate Service Class (1)
TA Aegon Government Money Market Initial Class (1)	TA QS Investors Active Asset Allocation - Moderate Growth Service Class (1)
TA Aegon Government Money Market Service Class (1)	TA Small/Mid Cap Value Initial Class (1)
TA Aegon High Yield Bond Initial Class (1)	TA Small/Mid Cap Value Service Class (1)
TA Aegon High Yield Bond Service Class (1)	TA T. Rowe Price Small Cap Initial Class (1)
TA Aegon U.S. Government Securities Initial Class (1)	TA T. Rowe Price Small Cap Service Class (1)
TA Aegon U.S. Government Securities Service Class (1)	TA Torray Concentrated Growth Initial Class (1)
TA American Funds Managed Risk - Balanced Service Class (2)	TA Torray Concentrated Growth Service Class (1)
TA Asset Allocation - Conservative Initial Class (1)	TA TS&W International Equity Initial Class (1)
TA Asset Allocation - Conservative Service Class (1)	TA TS&W International Equity Service Class (1)
TA Asset Allocation - Growth Initial Class (1)	TA WMC US Growth Initial Class (1)
TA Asset Allocation - Growth Service Class (1)	TA WMC US Growth Service Class (1)
TA Asset Allocation - Moderate Initial Class (1)	Vanguard® Equity Index (1)
TA Asset Allocation - Moderate Service Class (1)	Vanguard® International (1)
TA Asset Allocation - Moderate Growth Initial Class (1)	Vanguard® Mid-Cap Index (1)
TA Asset Allocation - Moderate Growth Service Class (1)	Vanguard® REIT Index (1)
TA Barrow Hanley Dividend Focused Initial Class (1)	Vanguard® Short-Term Investment Grade (1)
TA Barrow Hanley Dividend Focused Service Class (1)	Vanguard® Total Bond Market Index (1)
TA BlackRock Equity Smart Beta 100 Service Class (3)	Voya Global Perspectives Class S Shares (2)
TA BlackRock Global Allocation Service Class (1)	Voya Large Cap Value Class S Shares (2)
TA BlackRock Global Allocation Managed Risk - Balanced Service Class (1)	Voya Strategic Allocation Conservative Class S Shares (2)
TA BlackRock Global Allocation Managed Risk - Growth Service Class (1)	Voya Strategic Allocation Moderate Class S Shares (2)
TA BlackRock Smart Beta 50 Service Class (3)	Wanger International (1)
TA BlackRock Smart Beta 75 Service Class (3)	Wanger USA (1)

(1)	Statement of assets and liabilities as of December 31, 2016, and statement of operations and change in net assets for the years ended December 31, 2016 and 2015
(2)	Statement of assets and liabilities as of December 31, 2016 and statement of operations and change in net assets for the year ended December 31, 2016 and the period May 1, 2015 (commencement of operations) through December 31, 2015
(3)	Statement of assets and liabilities as of December 31, 2016 and statement of operations and change in net assets for the period March 21, 2016 (commencement of operations) through December 31, 2016
(4)	Statement of assets and liabilities as of December 31, 2016 and statement of operations and change in net assets for the period August 4, 2016 (commencement of operations) through December 31, 2016

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 24, 2017

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Balanced Wealth Strategy Class B Shares	9,029,168.460	$105,004,100	$94,083,935	$(78)	$94,083,857	44,034,478	$1.258038	$12.014964
AB Growth and Income Class B Shares	7,145,146.579	191,580,210	220,284,869	(204)	220,284,665	86,181,039	1.370953	14.432762
AB Large Cap Growth Class B Shares	653,843.436	20,459,505	28,324,498	(128)	28,324,370	17,594,877	1.419757	2.286318
American Funds—Asset Allocation Class 2 Shares	29,503,928.946	601,721,330	634,039,433	175	634,039,608	250,143,519	1.449151	12.875039
American Funds—Bond Class 2 Shares	18,995,978.835	207,933,710	202,687,094	91	202,687,185	86,249,797	1.039007	10.243697
American Funds—Growth Class 2 Shares	4,498,962.014	310,264,251	301,070,538	154	301,070,692	68,512,929	1.562645	14.768988
American Funds—Growth-Income Class 2 Shares	7,020,272.568	327,082,987	308,891,993	58	308,892,051	60,127,114	1.641719	14.686895
American Funds—International Class 2 Shares	7,735,580.042	144,181,250	129,648,322	37	129,648,359	49,934,063	0.990422	10.655038
BlackRock Basic Value V.I. Class I Shares	1,451,018.780	20,796,647	22,069,996	(71)	22,069,925	8,011,814	2.001823	3.411430
BlackRock Global Allocation V.I. Class I Shares	863,544.484	13,320,911	13,393,575	(12)	13,393,563	7,054,931	1.598086	2.718528
BlackRock High Yield V.I. Class I Shares	665,239.956	4,851,518	4,816,337	22,431	4,838,768	2,044,390	1.990293	2.442628
Catalyst Dividend Capture VA	178,874.601	2,137,449	2,218,045	7	2,218,052	1,558,996	1.304305	1.429243
Catalyst Insider Buying VA	189,771.906	3,268,289	2,561,921	21	2,561,942	1,753,688	1.340545	1.468956
Fidelity® VIP Balanced Service Class 2	20,533,880.316	330,340,691	336,960,976	(80)	336,960,896	161,273,927	1.355244	13.018170
Fidelity® VIP Contrafund® Initial Class	13,010.036	423,508	431,673	8	431,681	113,495	1.568736	14.354772
Fidelity® VIP Contrafund® Service Class 2	14,679,804.065	449,478,531	476,359,642	61	476,359,703	158,259,292	1.409294	14.088132
Fidelity® VIP Equity-Income Initial Class	2,779.700	54,627	61,070	(1)	61,069	38,845	1.412115	1.643872
Fidelity® VIP Equity-Income Service Class 2	2,294,043.177	45,824,361	49,230,167	89	49,230,256	27,073,880	1.249471	2.217119
Fidelity® VIP Growth Initial Class	329.569	16,411	19,547	8	19,555	12,155	1.563060	1.847607
Fidelity® VIP Growth Service Class 2	587,256.008	22,929,024	34,319,241	139	34,319,380	22,172,573	1.372161	2.227887
Fidelity® VIP Growth Opportunities Service Class 2	64,907.454	1,260,587	1,992,659	22	1,992,681	1,186,013	1.318888	2.013506
Fidelity® VIP Mid Cap Initial Class	1,538.551	51,961	52,280	—	52,280	21,135	1.457076	14.364630
Fidelity® VIP Mid Cap Service Class 2	9,573,919.426	304,455,790	316,226,559	(37)	316,226,522	89,788,590	1.412837	14.094151
Fidelity® VIP Value Strategies Initial Class	11,859.938	161,243	187,031	(1)	187,030	45,032	1.451545	13.167998
Fidelity® VIP Value Strategies Service Class 2	8,085,178.924	102,230,044	128,230,938	46	128,230,984	48,667,743	1.314783	12.914970
Franklin Founding Funds Allocation Class 4 Shares	15,547,797.490	113,068,958	112,099,620	58	112,099,678	59,149,514	1.285967	2.057170
Franklin Income Class 2 Shares	5,416,962.289	80,328,192	83,312,880	(44)	83,312,836	61,395,564	1.230919	1.437778
Franklin Mutual Shares Class 2 Shares	914,275.433	15,474,555	18,358,651	51	18,358,702	13,977,761	1.180187	1.474499
Franklin Templeton Foreign Class 2 Shares	2,399,270.437	32,993,866	32,654,071	148	32,654,219	33,720,848	0.887600	1.004514
Invesco V.I. American Franchise Series II Shares	125,931.936	4,949,915	6,543,423	47	6,543,470	4,459,627	1.413934	1.550704
Invesco V.I. Value Opportunities Series II Shares	2,842,206.066	16,499,113	18,332,229	78	18,332,307	13,110,788	1.043219	1.750859

See accompanying notes.

2

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Janus Aspen—Enterprise Service Shares	351,328.678	$14,513,021	$19,751,698	$(116)	$19,751,582	10,584,742	$1.186408	$3.711912
Janus Aspen—Global Research Service Shares	647,227.067	18,580,540	25,804,943	1	25,804,944	23,820,520	0.796839	1.706763
Janus Aspen—Perkins Mid Cap Value Service Shares	184,616.078	2,872,928	2,972,319	(12)	2,972,307	1,278,394	1.638813	2.411849
MFS® New Discovery Service Class	2,753,868.348	42,676,457	41,335,564	(3)	41,335,561	20,116,052	1.239496	2.599008
MFS® Total Return Service Class	2,276,720.968	42,937,915	51,932,005	158	51,932,163	30,104,493	1.287309	1.859665
NVIT Emerging Markets Class D Shares	1,947.479	19,565	18,774	—	18,774	1,907	9.832784	9.852693
State Street Total Return V.I.S. Class 3 Shares	3,002,340.993	53,570,384	54,132,208	81	54,132,289	34,109,465	1.190539	11.592712
TA AB Dynamic Allocation Initial Class	2,267,446.106	20,318,143	21,495,389	155	21,495,544	13,620,346	1.063905	1.680861
TA AB Dynamic Allocation Service Class	36,120,995.857	317,708,040	339,898,571	97	339,898,668	181,601,690	0.979889	10.784372
TA Aegon Government Money Market Initial Class	109,373,819.523	109,373,819	109,373,820	116	109,373,936	98,022,427	0.883955	1.328679
TA Aegon Government Money Market Service Class	383,959,335.322	383,959,334	383,959,335	(151)	383,959,184	218,009,250	0.821228	9.838155
TA Aegon High Yield Bond Initial Class	10,878,897.398	85,230,709	85,399,345	161	85,399,506	40,104,822	1.321828	11.429710
TA Aegon High Yield Bond Service Class	19,546,157.704	155,475,297	155,587,415	43	155,587,458	44,271,533	1.303775	11.146563
TA Aegon U.S. Government Securities Initial Class	6,228,842.092	77,319,080	73,562,625	145	73,562,770	46,351,895	1.061904	1.973476
TA Aegon U.S. Government Securities Service Class	31,779,915.680	394,002,546	384,536,980	27	384,537,007	139,466,169	1.026506	9.902034
TA American Funds Managed Risk—Balanced Service Class	35,616,656.732	349,242,448	362,577,566	13	362,577,579	36,223,701	9.831422	10.236549
TA Asset Allocation—Conservative Initial Class	17,375,408.550	181,735,588	176,881,659	235	176,881,894	110,451,298	1.119868	1.694263
TA Asset Allocation—Conservative Service Class	101,455,588.677	1,047,077,542	1,021,657,778	(133)	1,021,657,645	491,730,606	1.101287	10.828489
TA Asset Allocation—Growth Initial Class	22,422,129.550	204,190,598	254,491,170	16	254,491,186	145,360,910	1.176730	1.839475
TA Asset Allocation—Growth Service Class	16,400,145.007	164,113,135	184,665,633	(185)	184,665,448	80,740,471	1.062496	12.147169
TA Asset Allocation—Moderate Initial Class	35,690,493.262	373,007,134	403,302,574	(118)	403,302,456	237,955,333	1.161654	1.798554
TA Asset Allocation—Moderate Service Class	437,684,450.244	4,891,820,307	4,884,558,465	461	4,884,558,926	1,901,152,605	1.120954	11.173763
TA Asset Allocation—Moderate Growth Initial Class	40,396,893.755	440,623,507	477,491,284	(179)	477,491,105	272,203,035	1.197111	1.848530
TA Asset Allocation—Moderate Growth Service Class	278,416,493.450	3,131,258,835	3,249,120,479	376	3,249,120,855	1,528,662,864	1.099113	11.659963
TA Barrow Hanley Dividend Focused Initial Class	16,120,422.055	237,134,441	363,999,130	(109)	363,999,021	160,020,752	1.348495	14.358328
TA Barrow Hanley Dividend Focused Service Class	7,453,471.158	137,957,713	168,373,913	(92)	168,373,821	60,943,596	1.251247	13.981645
TA BlackRock Equity Smart Beta 100 Service Class	2,183,473.134	23,030,129	23,122,980	(1)	23,122,979	2,202,649	10.390986	10.590000
TA BlackRock Global Allocation Service Class	95,486,274.263	1,261,818,450	1,268,057,722	(185)	1,268,057,537	629,799,019	1.105533	11.166514
TA BlackRock Global Allocation Managed Risk—Balanced Service Class	18,341,512.262	177,102,550	162,138,968	(8)	162,138,960	17,333,758	9.138409	9.625613
TA BlackRock Global Allocation Managed Risk—Growth Service Class	19,469,615.629	187,087,725	168,412,175	(54)	168,412,121	18,505,605	8.897856	9.372265

See accompanying notes.

3

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA BlackRock Smart Beta 50 Service Class	4,087,127.865	$42,081,925	$41,974,803	$(4)	$41,974,799	4,130,044	$10.076941	$10.270000
TA BlackRock Smart Beta 75 Service Class	1,112,806.186	11,436,868	11,506,416	—	11,506,416	1,123,248	10.145639	10.340000
TA BlackRock Tactical Allocation Service Class	96,991,981.190	1,468,278,239	1,444,210,600	376	1,444,210,976	544,782,967	1.221303	11.553302
TA Clarion Global Real Estate Securities Initial Class	3,632,628.333	43,029,757	44,536,023	138	44,536,161	18,463,874	0.977201	10.372372
TA Clarion Global Real Estate Securities Service Class	6,581,712.304	84,623,598	84,311,735	(112)	84,311,623	36,306,707	0.981129	10.111068
TA International Moderate Growth Initial Class	8,624.415	78,206	80,121	1	80,122	69,400	1.154499	1.173034
TA International Moderate Growth Service Class	59,838,773.040	545,610,234	551,115,100	(175)	551,114,925	358,429,603	0.879674	10.320954
TA Janus Balanced Service Class	51,725,448.522	665,891,967	687,948,465	(225)	687,948,240	197,498,662	1.146023	12.248668
TA Janus Mid-Cap Growth Initial Class	2,387,169.108	69,880,046	60,228,277	26	60,228,303	44,776,658	1.071645	11.397285
TA Janus Mid-Cap Growth Service Class	2,609,060.673	76,514,051	63,321,903	(1)	63,321,902	22,970,554	1.056406	11.101466
TA Jennison Growth Initial Class	18,813,128.302	166,769,549	165,555,529	(17)	165,555,512	95,799,898	1.288816	15.068576
TA Jennison Growth Service Class	10,464,634.987	102,435,841	88,426,166	(29)	88,426,137	23,846,550	1.604878	14.683544
TA JPMorgan Core Bond Service Class	16,464,879.572	229,229,571	225,404,201	11	225,404,212	84,929,968	1.022724	10.266455
TA JPMorgan Enhanced Index Initial Class	5,803,716.717	88,711,298	106,614,276	(81)	106,614,195	46,917,262	1.496650	14.849813
TA JPMorgan Enhanced Index Service Class	2,833,490.226	49,771,243	51,966,211	44	51,966,255	13,075,401	1.473010	14.480829
TA JPMorgan Mid Cap Value Service Class	10,367,804.248	210,237,979	198,647,129	78	198,647,207	52,307,287	1.748540	14.745935
TA JPMorgan Tactical Allocation Service Class	84,266,687.257	1,198,015,191	1,253,888,306	183	1,253,888,489	379,479,465	1.102589	11.050062
TA Legg Mason Dynamic Allocation—Balanced Service Class	104,858,625.201	1,214,035,858	1,174,416,602	150	1,174,416,752	290,004,410	1.069800	10.790923
TA Legg Mason Dynamic Allocation—Growth Service Class	43,996,935.018	540,780,223	513,884,201	(117)	513,884,084	132,145,826	1.108479	11.067720
TA Madison Balanced Allocation Service Class	9,897,510.860	107,995,686	105,012,590	(49)	105,012,541	41,735,960	1.186146	11.312215
TA Madison Conservative Allocation Service Class	7,061,606.757	75,133,655	73,017,014	82	73,017,096	34,682,524	1.102036	10.624275
TA Madison Diversified Income Service Class	9,329,640.318	106,309,679	115,967,429	73	115,967,502	55,129,242	1.200168	11.200348
TA Managed Risk—Balanced ETF Service Class	510,636,912.112	5,825,693,967	5,673,176,094	(288)	5,673,175,806	1,640,125,949	1.128008	11.092061
TA Managed Risk—Conservative ETF Service Class	66,467,375.045	791,573,618	777,003,614	(134)	777,003,480	324,381,240	1.148998	11.054517
TA Managed Risk—Growth ETF Service Class	282,688,436.498	2,859,027,394	2,699,674,569	(268)	2,699,674,301	1,128,966,441	1.131591	11.432595
TA Market Participation Strategy Service Class	39,086,389.871	446,023,117	453,011,259	43	453,011,302	112,269,327	1.134082	11.768654
TA MFS International Equity Initial Class	8,275,533.046	62,864,756	65,293,956	(136)	65,293,820	47,110,409	1.030614	10.484602
TA MFS International Equity Service Class	10,893,288.058	87,674,561	84,422,982	(137)	84,422,845	29,624,976	0.964416	10.219366
TA Morgan Stanley Capital Growth Initial Class	6,908,202.301	90,151,262	92,915,321	(75)	92,915,246	43,698,169	1.584005	2.507588
TA Morgan Stanley Capital Growth Service Class	4,036,101.536	60,844,596	53,195,818	(12)	53,195,806	13,431,257	1.538339	15.303842
TA Multi-Managed Balanced Initial Class	5,828,029.201	77,955,057	79,028,076	(153)	79,027,923	35,420,588	1.448446	2.352670

See accompanying notes.

4

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Multi-Managed Balanced Service Class	67,982,256.000	$890,512,532	$904,843,827	$(173)	$904,843,654	219,709,404	$1.428377	$12.822377
TA Multi-Manager Alternative Strategies Service Class	165,230.809	1,693,061	1,601,087	20	1,601,107	163,253	9.636402	10.008076
TA PIMCO Tactical—Balanced Service Class	51,839,565.421	596,588,048	610,151,685	(32)	610,151,653	192,663,294	1.014282	11.484122
TA PIMCO Tactical—Conservative Service Class	23,876,176.256	269,163,826	273,382,218	(7)	273,382,211	87,765,386	0.968384	11.288971
TA PIMCO Tactical—Growth Service Class	29,293,939.155	330,433,972	334,243,846	133	334,243,979	97,932,555	0.967569	11.552115
TA PIMCO Total Return Initial Class	16,291,030.944	187,731,730	181,319,174	(4)	181,319,170	116,273,391	1.098833	1.643290
TA PIMCO Total Return Service Class	74,765,371.085	867,204,211	826,905,004	160	826,905,164	432,200,049	1.074326	10.135749
TA PineBridge Inflation Opportunities Service Class	17,587,499.590	183,842,577	175,347,371	114	175,347,485	101,867,579	0.948874	9.208316
TA ProFunds UltraBear Service Class (OAM)	49,789,555.151	46,083,023	33,856,898	299	33,857,197	557,626,487	0.058417	0.189933
TA QS Investors Active Asset Allocation—Conservative Service Class	41,476,784.328	437,931,182	425,137,039	(471)	425,136,568	201,671,367	1.033259	10.495530
TA QS Investors Active Asset Allocation—Moderate Service Class	136,292,468.408	1,530,378,074	1,448,788,939	312	1,448,789,251	492,652,371	1.035718	10.496305
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	58,041,101.151	644,922,971	591,438,821	264	591,439,085	254,015,317	1.038594	10.523814
TA Small/Mid Cap Value Initial Class	6,254,475.489	117,659,370	129,842,911	173	129,843,084	24,866,417	1.575209	15.018692
TA Small/Mid Cap Value Service Class	5,502,989.059	110,461,275	111,710,678	154	111,710,832	37,602,330	1.553004	14.632240
TA T. Rowe Price Small Cap Initial Class	8,262,722.614	97,233,302	112,290,400	(69)	112,290,331	47,515,529	1.671725	15.530319
TA T. Rowe Price Small Cap Service Class	14,788,625.989	191,519,659	191,512,707	67	191,512,774	40,379,882	1.649695	15.141733
TA Torray Concentrated Growth Initial Class	7,914,281.934	119,081,809	141,507,361	122	141,507,483	45,742,580	1.480087	13.702517
TA Torray Concentrated Growth Service Class	1,777,687.617	33,909,259	32,531,683	(55)	32,531,628	11,214,378	1.449300	13.349697
TA TS&W International Equity Initial Class	5,992,080.021	72,682,299	71,904,960	12	71,904,972	41,696,215	0.935567	10.863282
TA TS&W International Equity Service Class	2,866,443.201	35,152,233	34,110,674	64	34,110,738	13,541,992	0.860255	10.577180
TA WMC US Growth Initial Class	10,170,729.291	239,678,608	236,977,992	362	236,978,354	152,376,830	1.324835	14.521443
TA WMC US Growth Service Class	4,309,793.536	107,206,395	98,349,488	(68)	98,349,420	31,337,681	1.261862	14.149385
Vanguard® Equity Index	53,908.067	1,710,450	1,920,744	2	1,920,746	411,968	1.698773	14.861114
Vanguard® International	62,956.813	1,216,902	1,229,547	(2)	1,229,545	441,335	1.023327	10.868870
Vanguard® Mid-Cap Index	40,068.228	763,021	845,840	(2)	845,838	243,199	1.624525	14.442511
Vanguard® REIT Index	26,612.200	341,185	358,732	10	358,742	136,899	1.482857	12.587633
Vanguard® Short-Term Investment Grade	255,683.825	2,714,207	2,717,919	1	2,717,920	1,010,860	1.060377	10.340130
Vanguard® Total Bond Market Index	126,042.378	1,496,567	1,483,519	6	1,483,525	445,728	1.108377	10.280120
Voya Global Perspectives Class S Shares	1,568.201	15,657	16,121	—	16,121	1,665	9.543355	9.889978
Voya Large Cap Value Class S Shares	84.807	903	1,006	—	1,006	97	10.258396	10.630966

See accompanying notes.

5

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Voya Strategic Allocation Conservative Class S Shares	—	$—	$—	$—	$—	—	$9.861563	$10.219710
Voya Strategic Allocation Moderate Class S Shares	—	—	—	—	—	—	9.837219	10.194506
Wanger International	13,040.737	372,382	308,283	—	308,283	141,836	1.133927	10.295749
Wanger USA	6,683.390	212,872	177,310	2	177,312	67,832	1.757581	14.347877

See accompanying notes.

6

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	AB Balanced Wealth Strategy Class B Shares	AB Growth and Income Class B Shares	AB Large Cap Growth Class B Shares	American Funds - Asset Allocation Class 2 Shares	American Funds - Bond Class 2 Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$91,875,603	$190,026,748	$35,592,264	$468,882,755	$142,447,050

Investment Income:
Reinvested Dividends	1,964,980	2,331,815	—	8,419,874	2,835,508
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,608,024	2,885,658	490,480	8,596,781	2,733,999

Net Investment Income (Loss)	356,956	(553,843)	(490,480)	(176,907)	101,509
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	8,973,462	—	2,888,272	35,364,723	3,090,505
Realized Gain (Loss) on Investments	(140,940)	12,664,141	4,290,143	8,919,791	(235,687)

Net Realized Capital Gains (Losses) on Investments	8,832,522	12,664,141	7,178,415	44,284,514	2,854,818
Net Change in Unrealized Appreciation (Depreciation)	(9,687,251)	(12,429,579)	(3,658,603)	(47,070,650)	(5,400,717)

Net Gain (Loss) on Investment	(854,729)	234,562	3,519,812	(2,786,136)	(2,545,899)
Net Increase (Decrease) in Net Assets Resulting from Operations	(497,773)	(319,281)	3,029,332	(2,963,043)	(2,444,390)

Increase (Decrease) in Net Assets from Contract Transactions	4,122,766	4,599,868	(7,927,603)	45,804,097	28,446,412

Total Increase (Decrease) in Net Assets	3,624,993	4,280,587	(4,898,271)	42,841,054	26,002,022

Net Assets as of December 31, 2015:	$95,500,596	$194,307,335	$30,693,993	$511,723,809	$168,449,072

Investment Income:
Reinvested Dividends	1,726,409	1,672,743	—	9,668,445	3,406,309
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,555,412	2,900,764	426,912	9,450,490	3,306,661

Net Investment Income (Loss)	170,997	(1,228,021)	(426,912)	217,955	99,648
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,390,894	12,421,233	3,428,931	13,205,395	670,487
Realized Gain (Loss) on Investments	(1,645,297)	8,726,133	1,685,316	4,434,469	(432,581)

Net Realized Capital Gains (Losses) on Investments	4,745,597	21,147,366	5,114,247	17,639,864	237,906
Net Change in Unrealized Appreciation (Depreciation)	(2,418,416)	(1,588,392)	(4,514,642)	22,855,077	1,009,600

Net Gain (Loss) on Investment	2,327,181	19,558,974	599,605	40,494,941	1,247,506
Net Increase (Decrease) in Net Assets Resulting from Operations	2,498,178	18,330,953	172,693	40,712,896	1,347,154

Increase (Decrease) in Net Assets from Contract Transactions	(3,914,917)	7,646,377	(2,542,316)	81,602,903	32,890,959

Total Increase (Decrease) in Net Assets	(1,416,739)	25,977,330	(2,369,623)	122,315,799	34,238,113

Net Assets as of December 31, 2016:	$94,083,857	$220,284,665	$28,324,370	$634,039,608	$202,687,185

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	American Funds - Growth Class 2 Shares	American Funds - Growth-Income Class 2 Shares	American Funds - International Class 2 Shares	BlackRock Basic Value V.I. Class I Shares	BlackRock Global Allocation V.I. Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$174,197,876	$180,173,950	$94,057,736	$28,532,280	$19,447,094

Investment Income:
Reinvested Dividends	1,407,972	3,077,938	1,814,431	347,297	174,728
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,612,807	3,640,372	1,942,262	357,805	241,918

Net Investment Income (Loss)	(2,204,835)	(562,434)	(127,831)	(10,508)	(67,190)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	43,190,040	31,609,718	6,459,243	2,530,004	789,357
Realized Gain (Loss) on Investments	2,596,966	3,410,221	1,221,166	1,535,557	556,729

Net Realized Capital Gains (Losses) on Investments	45,787,006	35,019,939	7,680,409	4,065,561	1,346,086
Net Change in Unrealized Appreciation (Depreciation)	(34,982,541)	(36,705,090)	(16,471,933)	(5,567,230)	(1,491,389)

Net Gain (Loss) on Investment	10,804,465	(1,685,151)	(8,791,524)	(1,501,669)	(145,303)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,599,630	(2,247,585)	(8,919,355)	(1,512,177)	(212,493)

Increase (Decrease) in Net Assets from Contract Transactions	58,914,515	58,170,750	29,797,209	(6,162,576)	(4,714,039)

Total Increase (Decrease) in Net Assets	67,514,145	55,923,165	20,877,854	(7,674,753)	(4,926,532)

Net Assets as of December 31, 2015:	$241,712,021	$236,097,115	$114,935,590	$20,857,527	$14,520,562

Investment Income:
Reinvested Dividends	2,142,815	4,189,447	1,783,610	316,880	171,223
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,302,075	4,324,268	2,062,245	301,923	197,744

Net Investment Income (Loss)	(2,159,260)	(134,821)	(278,635)	14,957	(26,521)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	22,498,997	28,109,838	10,276,564	498,719	—
Realized Gain (Loss) on Investments	(1,802,721)	(1,541,716)	(4,497,431)	142,249	26,109

Net Realized Capital Gains (Losses) on Investments	20,696,276	26,568,122	5,779,133	640,968	26,109
Net Change in Unrealized Appreciation (Depreciation)	982,591	(1,580,080)	(3,012,604)	2,542,500	336,401

Net Gain (Loss) on Investment	21,678,867	24,988,042	2,766,529	3,183,468	362,510
Net Increase (Decrease) in Net Assets Resulting from Operations	19,519,607	24,853,221	2,487,894	3,198,425	335,989

Increase (Decrease) in Net Assets from Contract Transactions	39,839,064	47,941,715	12,224,875	(1,986,027)	(1,462,988)

Total Increase (Decrease) in Net Assets	59,358,671	72,794,936	14,712,769	1,212,398	(1,126,999)

Net Assets as of December 31, 2016:	$301,070,692	$308,892,051	$129,648,359	$22,069,925	$13,393,563

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	BlackRock High Yield V.I. Class I Shares	Catalyst Dividend Capture VA	Catalyst Insider Buying VA	Fidelity® VIP Balanced Service Class 2	Fidelity® VIP Contrafund® Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$7,122,273	$3,069,679	$3,951,760	$250,216,054	$798,211

Investment Income:
Reinvested Dividends	310,236	110,082	16,936	4,045,837	7,632
Investment Expense:
Mortality and Expense Risk and Administrative Charges	87,162	36,126	45,202	4,069,171	4,964

Net Investment Income (Loss)	223,074	73,956	(28,266)	(23,334)	2,668
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	35,113	—	425,433	8,053,687	61,530
Realized Gain (Loss) on Investments	104,457	119,208	299,620	2,087,470	58,659

Net Realized Capital Gains (Losses) on Investments	139,570	119,208	725,053	10,141,157	120,189
Net Change in Unrealized Appreciation (Depreciation)	(606,024)	(310,861)	(961,484)	(14,015,224)	(131,147)

Net Gain (Loss) on Investment	(466,454)	(191,653)	(236,431)	(3,874,067)	(10,958)
Net Increase (Decrease) in Net Assets Resulting from Operations	(243,380)	(117,697)	(264,697)	(3,897,401)	(8,290)

Increase (Decrease) in Net Assets from Contract Transactions	(1,689,988)	(611,713)	(1,098,081)	53,166,078	(72,997)

Total Increase (Decrease) in Net Assets	(1,933,368)	(729,410)	(1,362,778)	49,268,677	(81,287)

Net Assets as of December 31, 2015:	$5,188,905	$2,340,269	$2,588,982	$299,484,731	$716,924

Investment Income:
Reinvested Dividends	269,953	105,982	15,554	3,902,078	3,484
Investment Expense:
Mortality and Expense Risk and Administrative Charges	70,463	30,716	32,947	4,400,736	3,225

Net Investment Income (Loss)	199,490	75,266	(17,393)	(498,658)	259
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	720,807	7,402,751	55,870
Realized Gain (Loss) on Investments	(23,177)	40,858	(15,906)	536,594	(18,385)

Net Realized Capital Gains (Losses) on Investments	(23,177)	40,858	704,901	7,939,345	37,485
Net Change in Unrealized Appreciation (Depreciation)	349,367	8,020	(474,026)	9,081,134	(13,652)

Net Gain (Loss) on Investment	326,190	48,878	230,875	17,020,479	23,833
Net Increase (Decrease) in Net Assets Resulting from Operations	525,680	124,144	213,482	16,521,821	24,092

Increase (Decrease) in Net Assets from Contract Transactions	(875,817)	(246,361)	(240,522)	20,954,344	(309,335)

Total Increase (Decrease) in Net Assets	(350,137)	(122,217)	(27,040)	37,476,165	(285,243)

Net Assets as of December 31, 2016:	$4,838,768	$2,218,052	$2,561,942	$336,960,896	$431,681

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Equity-Income Initial Class	Fidelity® VIP Equity- Income Service Class 2	Fidelity® VIP Growth Initial Class	Fidelity® VIP Growth Service Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$465,848,417	$89,679	$63,824,949	$38,477	$48,200,149

Investment Income:
Reinvested Dividends	3,698,022	2,379	1,517,703	105	13,207
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,813,795	567	822,940	294	658,958

Net Investment Income (Loss)	(3,115,773)	1,812	694,763	(189)	(645,751)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	42,396,933	8,016	5,738,759	1,202	1,502,472
Realized Gain (Loss) on Investments	28,058,788	2,773	1,758,791	269	4,964,874

Net Realized Capital Gains (Losses) on Investments	70,455,721	10,789	7,497,550	1,471	6,467,346
Net Change in Unrealized Appreciation (Depreciation)	(72,317,351)	(15,565)	(11,064,161)	1,164	(3,336,430)

Net Gain (Loss) on Investment	(1,861,630)	(4,776)	(3,566,611)	2,635	3,130,916
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,977,403)	(2,964)	(2,871,848)	2,446	2,485,165

Increase (Decrease) in Net Assets from Contract Transactions	(11,011,946)	(15,968)	(13,029,927)	(366)	(10,067,701)

Total Increase (Decrease) in Net Assets	(15,989,349)	(18,932)	(15,901,775)	2,080	(7,582,536)

Net Assets as of December 31, 2015:	$449,859,068	$70,747	$47,923,174	$40,557	$40,617,613

Investment Income:
Reinvested Dividends	2,864,504	1,312	990,166	8	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,435,763	402	700,072	179	538,848

Net Investment Income (Loss)	(3,571,259)	910	290,094	(171)	(538,848)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	34,845,813	4,562	3,154,700	3,734	3,746,975
Realized Gain (Loss) on Investments	6,787,899	(1,999)	233,152	8,495	2,821,129

Net Realized Capital Gains (Losses) on Investments	41,633,712	2,563	3,387,852	12,229	6,568,104
Net Change in Unrealized Appreciation (Depreciation)	(11,502,168)	4,722	3,345,510	(13,326)	(6,540,553)

Net Gain (Loss) on Investment	30,131,544	7,285	6,733,362	(1,097)	27,551
Net Increase (Decrease) in Net Assets Resulting from Operations	26,560,285	8,195	7,023,456	(1,268)	(511,297)

Increase (Decrease) in Net Assets from Contract Transactions	(59,650)	(17,873)	(5,716,374)	(19,734)	(5,786,936)

Total Increase (Decrease) in Net Assets	26,500,635	(9,678)	1,307,082	(21,002)	(6,298,233)

Net Assets as of December 31, 2016:	$476,359,703	$61,069	$49,230,256	$19,555	$34,319,380

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Service Class 2	Fidelity® VIP Value Strategies Initial Class	Fidelity® VIP Value Strategies Service Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$2,517,712	$59,307	$345,744,918	$104,026	$144,232,335

Investment Income:
Reinvested Dividends	63	261	795,832	1,048	1,172,410
Investment Expense:
Mortality and Expense Risk and Administrative Charges	34,764	398	4,861,986	647	2,041,997

Net Investment Income (Loss)	(34,701)	(137)	(4,066,154)	401	(869,587)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	223,392	6,978	41,570,179	73	109,392
Realized Gain (Loss) on Investments	285,402	(1,215)	9,635,575	1,231	14,358,376

Net Realized Capital Gains (Losses) on Investments	508,794	5,763	51,205,754	1,304	14,467,768
Net Change in Unrealized Appreciation (Depreciation)	(374,595)	(6,910)	(55,343,666)	(4,907)	(19,545,421)

Net Gain (Loss) on Investment	134,199	(1,147)	(4,137,912)	(3,603)	(5,077,653)
Net Increase (Decrease) in Net Assets Resulting from Operations	99,498	(1,284)	(8,204,066)	(3,202)	(5,947,240)

Increase (Decrease) in Net Assets from Contract Transactions	(438,193)	(6,866)	(39,284,949)	(11,330)	(13,693,317)

Total Increase (Decrease) in Net Assets	(338,695)	(8,150)	(47,489,015)	(14,532)	(19,640,557)

Net Assets as of December 31, 2015:	$2,179,017	$51,157	$298,255,903	$89,494	$124,591,778

Investment Income:
Reinvested Dividends	997	250	945,060	2,007	1,111,388
Investment Expense:
Mortality and Expense Risk and Administrative Charges	29,161	321	4,302,516	929	1,751,984

Net Investment Income (Loss)	(28,164)	(71)	(3,357,456)	1,078	(640,596)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	41,055	3,122	18,184,106	—	—
Realized Gain (Loss) on Investments	161,808	(544)	(1,011,452)	11,600	6,606,582

Net Realized Capital Gains (Losses) on Investments	202,863	2,578	17,172,654	11,600	6,606,582
Net Change in Unrealized Appreciation (Depreciation)	(213,033)	3,151	14,705,971	7,015	2,621,496

Net Gain (Loss) on Investment	(10,170)	5,729	31,878,625	18,615	9,228,078
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,334)	5,658	28,521,169	19,693	8,587,482

Increase (Decrease) in Net Assets from Contract Transactions	(148,002)	(4,535)	(10,550,550)	77,843	(4,948,276)

Total Increase (Decrease) in Net Assets	(186,336)	1,123	17,970,619	97,536	3,639,206

Net Assets as of December 31, 2016:	$1,992,681	$52,280	$316,226,522	$187,030	$128,230,984

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Franklin Founding Funds Allocation Class 4 Shares	Franklin Income Class 2 Shares	Franklin Mutual Shares Class 2 Shares	Franklin Templeton Foreign Class 2 Shares	Invesco V.I. American Franchise Series II Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$149,122,631	$125,848,593	$26,638,380	$49,421,163	$9,493,323

Investment Income:
Reinvested Dividends	3,633,219	4,953,955	637,203	1,424,902	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,205,989	1,561,912	330,188	665,142	122,596

Net Investment Income (Loss)	1,427,230	3,392,043	307,015	759,760	(122,596)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	208,623	—	1,405,930	1,455,367	41,886
Realized Gain (Loss) on Investments	602,421	1,722,010	2,296,472	1,035,999	899,456

Net Realized Capital Gains (Losses) on Investments	811,044	1,722,010	3,702,402	2,491,366	941,342
Net Change in Unrealized Appreciation (Depreciation)	(12,006,665)	(13,768,805)	(5,197,619)	(6,180,383)	(520,431)

Net Gain (Loss) on Investment	(11,195,621)	(12,046,795)	(1,495,217)	(3,689,017)	420,911
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,768,391)	(8,654,752)	(1,188,202)	(2,929,257)	298,315

Increase (Decrease) in Net Assets from Contract Transactions	(23,844,442)	(27,721,069)	(7,143,383)	(10,750,447)	(2,377,393)

Total Increase (Decrease) in Net Assets	(33,612,833)	(36,375,821)	(8,331,585)	(13,679,704)	(2,079,078)

Net Assets as of December 31, 2015:	$115,509,798	$89,472,772	$18,306,795	$35,741,459	$7,414,245

Investment Income:
Reinvested Dividends	4,097,691	4,297,727	352,679	642,573	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,818,276	1,231,465	258,830	491,444	99,836

Net Investment Income (Loss)	2,279,415	3,066,262	93,849	151,129	(99,836)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,606,410	—	1,452,874	575,540	616,766
Realized Gain (Loss) on Investments	(1,378,168)	(211,397)	503,479	(298,522)	327,694

Net Realized Capital Gains (Losses) on Investments	2,228,242	(211,397)	1,956,353	277,018	944,460
Net Change in Unrealized Appreciation (Depreciation)	7,041,900	6,973,332	328,700	1,241,231	(827,299)

Net Gain (Loss) on Investment	9,270,142	6,761,935	2,285,053	1,518,249	117,161
Net Increase (Decrease) in Net Assets Resulting from Operations	11,549,557	9,828,197	2,378,902	1,669,378	17,325

Increase (Decrease) in Net Assets from Contract Transactions	(14,959,677)	(15,988,133)	(2,326,995)	(4,756,618)	(888,100)

Total Increase (Decrease) in Net Assets	(3,410,120)	(6,159,936)	51,907	(3,087,240)	(870,775)

Net Assets as of December 31, 2016:	$112,099,678	$83,312,836	$18,358,702	$32,654,219	$6,543,470

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Invesco V.I. Value Opportunities Series II Shares	Janus Aspen - Enterprise Service Shares	Janus Aspen - Global Research Service Shares	Janus Aspen - Perkins Mid Cap Value Service Shares	MFS® New Discovery Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$27,970,466	$24,097,729	$41,374,871	$3,689,741	$59,862,477

Investment Income:
Reinvested Dividends	495,129	162,842	180,980	31,154	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	342,472	325,794	531,364	45,328	799,408

Net Investment Income (Loss)	152,657	(162,952)	(350,384)	(14,174)	(799,408)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,626,918	2,365,036	—	296,531	1,694,842
Realized Gain (Loss) on Investments	3,254,944	2,507,120	4,074,938	128,483	256,358

Net Realized Capital Gains (Losses) on Investments	4,881,862	4,872,156	4,074,938	425,014	1,951,200
Net Change in Unrealized Appreciation (Depreciation)	(7,722,638)	(4,025,974)	(4,561,140)	(571,455)	(2,374,538)

Net Gain (Loss) on Investment	(2,840,776)	846,182	(486,202)	(146,441)	(423,338)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,688,119)	683,230	(836,586)	(160,615)	(1,222,746)

Increase (Decrease) in Net Assets from Contract Transactions	(6,715,952)	(5,016,733)	(10,640,874)	(794,088)	(13,606,076)

Total Increase (Decrease) in Net Assets	(9,404,071)	(4,333,503)	(11,477,460)	(954,703)	(14,828,822)

Net Assets as of December 31, 2015:	$18,566,395	$19,764,226	$29,897,411	$2,735,038	$45,033,655

Investment Income:
Reinvested Dividends	13,225	139,288	255,751	24,773	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	255,672	288,240	398,630	39,767	611,267

Net Investment Income (Loss)	(242,447)	(148,952)	(142,879)	(14,994)	(611,267)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,198,723	1,493,333	—	371,882	1,985,386
Realized Gain (Loss) on Investments	729,529	1,036,543	1,369,861	9,687	(743,625)

Net Realized Capital Gains (Losses) on Investments	5,928,252	2,529,876	1,369,861	381,569	1,241,761
Net Change in Unrealized Appreciation (Depreciation)	(3,090,789)	(446,215)	(1,247,346)	70,741	2,020,238

Net Gain (Loss) on Investment	2,837,463	2,083,661	122,515	452,310	3,261,999
Net Increase (Decrease) in Net Assets Resulting from Operations	2,595,016	1,934,709	(20,364)	437,316	2,650,732

Increase (Decrease) in Net Assets from Contract Transactions	(2,829,104)	(1,947,353)	(4,072,103)	(200,047)	(6,348,826)

Total Increase (Decrease) in Net Assets	(234,088)	(12,644)	(4,092,467)	237,269	(3,698,094)

Net Assets as of December 31, 2016:	$18,332,307	$19,751,582	$25,804,944	$2,972,307	$41,335,561

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	MFS® Total Return Service Class	NVIT Emerging Markets Class D Shares	State Street Total Return V.I.S. Class 3 Shares	TA AB Dynamic Allocation Initial Class	TA AB Dynamic Allocation Service Class
	Subaccount	Subaccount(1)	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$73,196,447	$—	$59,012,874	$29,143,207	$339,267,725

Investment Income:
Reinvested Dividends	1,409,107	—	875,526	330,895	3,693,566
Investment Expense:
Mortality and Expense Risk and Administrative Charges	922,857	—	976,790	392,257	4,925,850

Net Investment Income (Loss)	486,250	—	(101,264)	(61,362)	(1,232,284)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,229,277	—	1,794,079	—	—
Realized Gain (Loss) on Investments	4,602,814	—	945,126	1,707,173	5,786,865

Net Realized Capital Gains (Losses) on Investments	6,832,091	—	2,739,205	1,707,173	5,786,865
Net Change in Unrealized Appreciation (Depreciation)	(8,369,029)	—	(4,395,417)	(2,021,086)	(11,155,923)

Net Gain (Loss) on Investment	(1,536,938)	—	(1,656,212)	(313,913)	(5,369,058)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,050,688)	—	(1,757,476)	(375,275)	(6,601,342)

Increase (Decrease) in Net Assets from Contract Transactions	(16,903,770)	—	(2,178,035)	(5,320,364)	13,574,872

Total Increase (Decrease) in Net Assets	(17,954,458)	—	(3,935,511)	(5,695,639)	6,973,530

Net Assets as of December 31, 2015:	$55,241,989	$—	$55,077,363	$23,447,568	$346,241,255

Investment Income:
Reinvested Dividends	1,415,825	164	871,307	328,523	4,342,754
Investment Expense:
Mortality and Expense Risk and Administrative Charges	780,587	42	902,389	329,186	4,826,497

Net Investment Income (Loss)	635,238	122	(31,082)	(663)	(483,743)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,747,849	—	1,010,082	—	—
Realized Gain (Loss) on Investments	1,709,584	(50)	500,432	640,386	4,633,225

Net Realized Capital Gains (Losses) on Investments	3,457,433	(50)	1,510,514	640,386	4,633,225
Net Change in Unrealized Appreciation (Depreciation)	(369,178)	(792)	830,845	(464,247)	(2,067,014)

Net Gain (Loss) on Investment	3,088,255	(842)	2,341,359	176,139	2,566,211
Net Increase (Decrease) in Net Assets Resulting from Operations	3,723,493	(720)	2,310,277	175,476	2,082,468

Increase (Decrease) in Net Assets from Contract Transactions	(7,033,319)	19,494	(3,255,351)	(2,127,500)	(8,425,055)

Total Increase (Decrease) in Net Assets	(3,309,826)	18,774	(945,074)	(1,952,024)	(6,342,587)

Net Assets as of December 31, 2016:	$51,932,163	$18,774	$54,132,289	$21,495,544	$339,898,668

See Accompanying Notes.

(1)	See Footnote 1

14

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Aegon Government Money Market Initial Class	TA Aegon Government Money Market Service Class	TA Aegon High Yield Bond Initial Class	TA Aegon High Yield Bond Service Class	TA Aegon U.S. Government Securities Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$115,039,216	$345,246,865	$102,904,592	$132,109,914	$87,871,181

Investment Income:
Reinvested Dividends	5,787	17,859	5,552,200	8,987,761	1,640,727
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,672,642	4,906,835	1,391,082	2,218,029	1,145,841

Net Investment Income (Loss)	(1,666,855)	(4,888,976)	4,161,118	6,769,732	494,886
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	382,505
Realized Gain (Loss) on Investments	—	(1)	1,308,863	(1,908,312)	(2,141,421)

Net Realized Capital Gains (Losses) on Investments	—	(1)	1,308,863	(1,908,312)	(1,758,916)
Net Change in Unrealized Appreciation (Depreciation)	—	1	(10,115,169)	(13,769,324)	293,375

Net Gain (Loss) on Investment	—	—	(8,806,306)	(15,677,636)	(1,465,541)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,666,855)	(4,888,976)	(4,645,188)	(8,907,904)	(970,655)

Increase (Decrease) in Net Assets from Contract Transactions	4,688,536	43,406,646	(18,719,946)	13,821,563	(15,786,691)

Total Increase (Decrease) in Net Assets	3,021,681	38,517,670	(23,365,134)	4,913,659	(16,757,346)

Net Assets as of December 31, 2015:	$118,060,897	$383,764,535	$79,539,458	$137,023,573	$71,113,835

Investment Income:
Reinvested Dividends	6,614	19,966	4,964,898	9,026,847	514,498
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,740,504	5,415,665	1,198,512	2,196,070	1,159,428

Net Investment Income (Loss)	(1,733,890)	(5,395,699)	3,766,386	6,830,777	(644,930)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	—	—	(420,462)	(3,922,638)	(1,190,529)

Net Realized Capital Gains (Losses) on Investments	—	—	(420,462)	(3,922,638)	(1,190,529)
Net Change in Unrealized Appreciation (Depreciation)	—	—	7,191,741	16,022,419	865,081

Net Gain (Loss) on Investment	—	—	6,771,279	12,099,781	(325,448)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,733,890)	(5,395,699)	10,537,665	18,930,558	(970,378)

Increase (Decrease) in Net Assets from Contract Transactions	(6,953,071)	5,590,348	(4,677,617)	(366,673)	3,419,313

Total Increase (Decrease) in Net Assets	(8,686,961)	194,649	5,860,048	18,563,885	2,448,935

Net Assets as of December 31, 2016:	$109,373,936	$383,959,184	$85,399,506	$155,587,458	$73,562,770

See Accompanying Notes.

(1)	See Footnote 1

15

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Aegon U.S. Government Securities Service Class	TA American Funds Managed Risk - Balanced Service Class	TA Asset Allocation - Conservative Initial Class	TA Asset Allocation - Conservative Service Class	TA Asset Allocation - Growth Initial Class
	Subaccount	Subaccount(1)	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$211,171,453	$—	$239,339,037	$1,091,927,020	$361,493,975

Investment Income:
Reinvested Dividends	3,472,704	—	4,594,846	21,351,803	4,956,244
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,463,714	458,757	3,190,965	15,201,451	4,712,292

Net Investment Income (Loss)	8,990	(458,757)	1,403,881	6,150,352	243,952
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	928,571	—	8,160,003	42,839,235	—
Realized Gain (Loss) on Investments	(3,580,596)	(57,129)	4,886,778	11,790,763	28,886,904

Net Realized Capital Gains (Losses) on Investments	(2,652,025)	(57,129)	13,046,781	54,629,998	28,886,904
Net Change in Unrealized Appreciation (Depreciation)	(2,468,059)	(986,156)	(20,730,926)	(98,097,936)	(36,260,278)

Net Gain (Loss) on Investment	(5,120,084)	(1,043,285)	(7,684,145)	(43,467,938)	(7,373,374)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,111,094)	(1,502,042)	(6,280,264)	(37,317,586)	(7,129,422)

Increase (Decrease) in Net Assets from Contract Transactions	143,804,229	121,357,288	(43,308,579)	(15,391,424)	(81,321,524)

Total Increase (Decrease) in Net Assets	138,693,135	119,855,246	(49,588,843)	(52,709,010)	(88,450,946)

Net Assets as of December 31, 2015:	$349,864,588	$119,855,246	$189,750,194	$1,039,218,010	$273,043,029

Investment Income:
Reinvested Dividends	1,918,535	1,398,218	3,824,970	18,785,162	5,643,952
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,220,947	2,949,953	2,789,492	14,446,620	3,807,339

Net Investment Income (Loss)	(4,302,412)	(1,551,735)	1,035,478	4,338,542	1,836,613
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	4,172,201	23,463,654	—
Realized Gain (Loss) on Investments	389,755	3,230	(645,513)	(2,920,930)	10,367,544

Net Realized Capital Gains (Losses) on Investments	389,755	3,230	3,526,688	20,542,724	10,367,544
Net Change in Unrealized Appreciation (Depreciation)	162,748	14,321,273	1,201,733	4,855,411	(1,185,117)

Net Gain (Loss) on Investment	552,503	14,324,503	4,728,421	25,398,135	9,182,427
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,749,909)	12,772,768	5,763,899	29,736,677	11,019,040

Increase (Decrease) in Net Assets from Contract Transactions	38,422,328	229,949,565	(18,632,199)	(47,297,042)	(29,570,883)

Total Increase (Decrease) in Net Assets	34,672,419	242,722,333	(12,868,300)	(17,560,365)	(18,551,843)

Net Assets as of December 31, 2016:	$384,537,007	$362,577,579	$176,881,894	$1,021,657,645	$254,491,186

See Accompanying Notes.

(1)	See Footnote 1

16

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Asset Allocation - Growth Service Class	TA Asset Allocation - Moderate Initial Class	TA Asset Allocation - Moderate Service Class	TA Asset Allocation - Moderate Growth Initial Class	TA Asset Allocation - Moderate Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$203,683,787	$558,320,285	$5,316,426,982	$658,335,948	$3,454,997,510

Investment Income:
Reinvested Dividends	2,986,874	9,409,831	97,853,622	12,062,611	67,908,038
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,033,060	7,233,701	72,227,359	8,608,076	50,560,848

Net Investment Income (Loss)	(46,186)	2,176,130	25,626,263	3,454,535	17,347,190
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	15,913,077	185,685,562	9,000,628	57,223,768
Realized Gain (Loss) on Investments	7,578,194	26,749,798	52,855,461	33,089,626	73,236,586

Net Realized Capital Gains (Losses) on Investments	7,578,194	42,662,875	238,541,023	42,090,254	130,460,354
Net Change in Unrealized Appreciation (Depreciation)	(15,218,624)	(59,032,066)	(464,964,052)	(61,416,275)	(281,657,622)

Net Gain (Loss) on Investment	(7,640,430)	(16,369,191)	(226,423,029)	(19,326,021)	(151,197,268)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,686,616)	(14,193,061)	(200,796,766)	(15,871,486)	(133,850,078)

Increase (Decrease) in Net Assets from Contract Transactions	1,160,284	(125,413,007)	(82,221,301)	(142,493,677)	(48,501,523)

Total Increase (Decrease) in Net Assets	(6,526,332)	(139,606,068)	(283,018,067)	(158,365,163)	(182,351,601)

Net Assets as of December 31, 2015:	$197,157,455	$418,714,217	$5,033,408,915	$499,970,785	$3,272,645,909

Investment Income:
Reinvested Dividends	3,494,762	8,882,508	96,247,253	9,746,867	56,957,967
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,597,904	5,964,442	66,093,891	7,117,512	46,501,257

Net Investment Income (Loss)	896,858	2,918,066	30,153,362	2,629,355	10,456,710
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	10,122,008	124,897,398	26,214,499	176,561,797
Realized Gain (Loss) on Investments	5,398,467	6,571,800	15,643,392	9,183,006	33,846,317

Net Realized Capital Gains (Losses) on Investments	5,398,467	16,693,808	140,540,790	35,397,505	210,408,114
Net Change in Unrealized Appreciation (Depreciation)	306,619	(3,909,028)	13,812,981	(15,175,708)	(73,965,923)

Net Gain (Loss) on Investment	5,705,086	12,784,780	154,353,771	20,221,797	136,442,191
Net Increase (Decrease) in Net Assets Resulting from Operations	6,601,944	15,702,846	184,507,133	22,851,152	146,898,901

Increase (Decrease) in Net Assets from Contract Transactions	(19,093,951)	(31,114,607)	(333,357,122)	(45,330,832)	(170,423,955)

Total Increase (Decrease) in Net Assets	(12,492,007)	(15,411,761)	(148,849,989)	(22,479,680)	(23,525,054)

Net Assets as of December 31, 2016:	$184,665,448	$403,302,456	$4,884,558,926	$477,491,105	$3,249,120,855

See Accompanying Notes.

(1)	See Footnote 1

17

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Barrow Hanley Dividend Focused Initial Class	TA Barrow Hanley Dividend Focused Service Class	TA BlackRock Equity Smart Beta 100 Service Class	TA BlackRock Global Allocation Service Class
	Subaccount	Subaccount	Subaccount(1)	Subaccount
Net Assets as of December 31, 2014:	$461,315,863	$153,661,743	$—	$1,227,043,635

Investment Income:
Reinvested Dividends	7,229,224	2,538,416	—	20,124,352
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,813,525	2,218,421	—	17,130,052

Net Investment Income (Loss)	1,415,699	319,995	—	2,994,300
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	103,477,350
Realized Gain (Loss) on Investments	37,598,433	7,272,555	—	14,152,071

Net Realized Capital Gains (Losses) on Investments	37,598,433	7,272,555	—	117,629,421
Net Change in Unrealized Appreciation (Depreciation)	(58,547,745)	(15,960,503)	—	(150,689,022)

Net Gain (Loss) on Investment	(20,949,312)	(8,687,948)	—	(33,059,601)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,533,613)	(8,367,953)	—	(30,065,301)

Increase (Decrease) in Net Assets from Contract Transactions	(91,972,454)	(269,934)	—	(18,801,909)

Total Increase (Decrease) in Net Assets	(111,506,067)	(8,637,887)	—	(48,867,210)

Net Assets as of December 31, 2015:	$349,809,796	$145,023,856	$—	$1,178,176,425

Investment Income:
Reinvested Dividends	7,455,376	2,939,251	—	4,606,808
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,024,268	2,180,690	59,366	17,009,729

Net Investment Income (Loss)	2,431,108	758,561	(59,366)	(12,402,921)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	7,136,776
Realized Gain (Loss) on Investments	16,331,527	4,909,031	(12,833)	(4,943,716)

Net Realized Capital Gains (Losses) on Investments	16,331,527	4,909,031	(12,833)	2,193,060
Net Change in Unrealized Appreciation (Depreciation)	24,445,825	12,677,327	92,851	48,221,462

Net Gain (Loss) on Investment	40,777,352	17,586,358	80,018	50,414,522
Net Increase (Decrease) in Net Assets Resulting from Operations	43,208,460	18,344,919	20,652	38,011,601

Increase (Decrease) in Net Assets from Contract Transactions	(29,019,235)	5,005,046	23,102,327	51,869,511

Total Increase (Decrease) in Net Assets	14,189,225	23,349,965	23,122,979	89,881,112

Net Assets as of December 31, 2016:	$363,999,021	$168,373,821	$23,122,979	$1,268,057,537

See Accompanying Notes.

(1)	See Footnote 1

18

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA BlackRock Global Allocation Managed Risk - Balanced Service Class	TA BlackRock Global Allocation Managed Risk - Growth Service Class	TA BlackRock Smart Beta 50 Service Class	TA BlackRock Smart Beta 75 Service Class
	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)
Net Assets as of December 31, 2014:	$9,560,920	$10,712,850	$—	$—

Investment Income:
Reinvested Dividends	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,017,426	1,224,736	—	—

Net Investment Income (Loss)	(1,017,426)	(1,224,736)	—	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—
Realized Gain (Loss) on Investments	(230,711)	(165,659)	—	—

Net Realized Capital Gains (Losses) on Investments	(230,711)	(165,659)	—	—
Net Change in Unrealized Appreciation (Depreciation)	(5,890,788)	(9,055,506)	—	—

Net Gain (Loss) on Investment	(6,121,499)	(9,221,165)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,138,925)	(10,445,901)	—	—

Increase (Decrease) in Net Assets from Contract Transactions	125,776,300	150,383,397	—	—

Total Increase (Decrease) in Net Assets	118,637,375	139,937,496	—	—

Net Assets as of December 31, 2015:	$128,198,295	$150,650,346	$—	$—

Investment Income:
Reinvested Dividends	2,971,545	3,417,364	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,995,164	2,237,482	209,021	43,691

Net Investment Income (Loss)	976,381	1,179,882	(209,021)	(43,691)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	9,905,149	9,574,729	—	—
Realized Gain (Loss) on Investments	(2,766,262)	(3,284,911)	30,186	15,965

Net Realized Capital Gains (Losses) on Investments	7,138,887	6,289,818	30,186	15,965
Net Change in Unrealized Appreciation (Depreciation)	(9,013,055)	(9,554,872)	(107,122)	69,548

Net Gain (Loss) on Investment	(1,874,168)	(3,265,054)	(76,936)	85,513
Net Increase (Decrease) in Net Assets Resulting from Operations	(897,787)	(2,085,172)	(285,957)	41,822

Increase (Decrease) in Net Assets from Contract Transactions	34,838,452	19,846,947	42,260,756	11,464,594

Total Increase (Decrease) in Net Assets	33,940,665	17,761,775	41,974,799	11,506,416

Net Assets as of December 31, 2016:	$162,138,960	$168,412,121	$41,974,799	$11,506,416

See Accompanying Notes.

(1)	See Footnote 1

19

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA BlackRock Tactical Allocation Service Class	TA Clarion Global Real Estate Securities Initial Class	TA Clarion Global Real Estate Securities Service Class	TA International Moderate Growth Initial Class	TA International Moderate Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$1,394,587,714	$61,698,855	$92,625,420	$79,791	$560,090,151

Investment Income:
Reinvested Dividends	24,822,499	2,377,646	3,845,688	1,600	10,741,850
Investment Expense:
Mortality and Expense Risk and Administrative Charges	20,234,861	834,135	1,385,199	367	8,837,503

Net Investment Income (Loss)	4,587,638	1,543,511	2,460,489	1,233	1,904,347
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	70,454,904	—	—	—	—
Realized Gain (Loss) on Investments	16,629,358	3,012,971	2,199,070	68	8,676,357

Net Realized Capital Gains (Losses) on Investments	87,084,262	3,012,971	2,199,070	68	8,676,357
Net Change in Unrealized Appreciation (Depreciation)	(113,949,656)	(5,696,062)	(7,130,408)	(2,994)	(33,452,459)

Net Gain (Loss) on Investment	(26,865,394)	(2,683,091)	(4,931,338)	(2,926)	(24,776,102)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,277,756)	(1,139,580)	(2,470,849)	(1,693)	(22,871,755)

Increase (Decrease) in Net Assets from Contract Transactions	30,165,405	(10,531,067)	(692,535)	18	58,234,693

Total Increase (Decrease) in Net Assets	7,887,649	(11,670,647)	(3,163,384)	(1,675)	35,362,938

Net Assets as of December 31, 2015:	$1,402,475,363	$50,028,208	$89,462,036	$78,116	$595,453,089

Investment Income:
Reinvested Dividends	32,932,340	846,761	1,245,132	1,679	10,463,387
Investment Expense:
Mortality and Expense Risk and Administrative Charges	19,963,698	700,110	1,276,356	349	8,201,821

Net Investment Income (Loss)	12,968,642	146,651	(31,224)	1,330	2,261,566
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	47,921,849	—	—	—	—
Realized Gain (Loss) on Investments	5,164,483	1,299,128	1,175,789	34	3,144,149

Net Realized Capital Gains (Losses) on Investments	53,086,332	1,299,128	1,175,789	34	3,144,149
Net Change in Unrealized Appreciation (Depreciation)	(17,726,377)	(1,903,615)	(2,257,078)	(739)	(8,217,658)

Net Gain (Loss) on Investment	35,359,955	(604,487)	(1,081,289)	(705)	(5,073,509)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,328,597	(457,836)	(1,112,513)	625	(2,811,943)

Increase (Decrease) in Net Assets from Contract Transactions	(6,592,984)	(5,034,211)	(4,037,900)	1,381	(41,526,221)

Total Increase (Decrease) in Net Assets	41,735,613	(5,492,047)	(5,150,413)	2,006	(44,338,164)

Net Assets as of December 31, 2016:	$1,444,210,976	$44,536,161	$84,311,623	$80,122	$551,114,925

See Accompanying Notes.

(1)	See Footnote 1

20

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Janus Balanced Service Class Subaccount	TA Janus Mid-Cap Growth Initial Class Subaccount	TA Janus Mid-Cap Growth Service Class Subaccount	TA Jennison Growth Initial Class Subaccount	TA Jennison Growth Service Class Subaccount
Net Assets as of December 31, 2014:	$351,230,964	$99,193,842	$69,299,132	$218,374,436	$67,454,449

Investment Income:
Reinvested Dividends	3,908,812	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,632,710	1,231,936	1,036,410	2,959,287	1,186,731

Net Investment Income (Loss)	(2,723,898)	(1,231,936)	(1,036,410)	(2,959,287)	(1,186,731)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	11,945,213	11,794,971	11,270,467	14,924,169	6,715,916
Realized Gain (Loss) on Investments	5,623,981	6,232,778	546,636	18,944,936	2,443,911

Net Realized Capital Gains (Losses) on Investments	17,569,194	18,027,749	11,817,103	33,869,105	9,159,827
Net Change in Unrealized Appreciation (Depreciation)	(22,374,696)	(21,505,251)	(15,873,878)	(10,851,481)	(1,560,670)

Net Gain (Loss) on Investment	(4,805,502)	(3,477,502)	(4,056,775)	23,017,624	7,599,157
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,529,400)	(4,709,438)	(5,093,185)	20,058,337	6,412,426

Increase (Decrease) in Net Assets from Contract Transactions	218,707,249	(25,359,931)	3,953,617	(46,205,552)	22,814,125

Total Increase (Decrease) in Net Assets	211,177,849	(30,069,369)	(1,139,568)	(26,147,215)	29,226,551

Net Assets as of December 31, 2015:	$562,408,813	$69,124,473	$68,159,564	$192,227,221	$96,681,000

Investment Income:
Reinvested Dividends	6,859,000	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,769,636	886,818	884,029	2,475,472	1,288,467

Net Investment Income (Loss)	(1,910,636)	(886,818)	(884,029)	(2,475,472)	(1,288,467)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,696,795	5,689,511	5,997,840	30,242,323	16,495,741
Realized Gain (Loss) on Investments	8,381,278	(960,178)	(4,559,216)	6,003,051	533,825

Net Realized Capital Gains (Losses) on Investments	14,078,073	4,729,333	1,438,624	36,245,374	17,029,566
Net Change in Unrealized Appreciation (Depreciation)	7,012,769	(6,480,033)	(3,241,525)	(40,251,968)	(19,026,960)

Net Gain (Loss) on Investment	21,090,842	(1,750,700)	(1,802,901)	(4,006,594)	(1,997,394)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,180,206	(2,637,518)	(2,686,930)	(6,482,066)	(3,285,861)

Increase (Decrease) in Net Assets from Contract Transactions	106,359,221	(6,258,652)	(2,150,732)	(20,189,643)	(4,969,002)

Total Increase (Decrease) in Net Assets	125,539,427	(8,896,170)	(4,837,662)	(26,671,709)	(8,254,863)

Net Assets as of December 31, 2016:	$687,948,240	$60,228,303	$63,321,902	$165,555,512	$88,426,137

See Accompanying Notes.

(1)	See Footnote 1

21

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA JPMorgan Core Bond Service Class	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan Enhanced Index Service Class	TA JPMorgan Mid Cap Value Service Class
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$139,476,584	$117,249,774	$36,235,761	$151,741,957

Investment Income:
Reinvested Dividends	2,895,415	1,022,961	333,275	1,207,345
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,215,741	1,584,921	571,680	2,407,416

Net Investment Income (Loss)	679,674	(561,960)	(238,405)	(1,200,071)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	7,581,613	2,961,755	10,820,181
Realized Gain (Loss) on Investments	107,777	11,453,420	894,360	7,400,370

Net Realized Capital Gains (Losses) on Investments	107,777	19,035,033	3,856,115	18,220,551
Net Change in Unrealized Appreciation (Depreciation)	(2,678,494)	(19,852,431)	(4,555,306)	(24,789,737)

Net Gain (Loss) on Investment	(2,570,717)	(817,398)	(699,191)	(6,569,186)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,891,043)	(1,379,358)	(937,596)	(7,769,257)

Increase (Decrease) in Net Assets from Contract Transactions	36,316,443	(14,584,831)	4,416,154	13,184,089

Total Increase (Decrease) in Net Assets	34,425,400	(15,964,189)	3,478,558	5,414,832

Net Assets as of December 31, 2015:	$173,901,984	$101,285,585	$39,714,319	$157,156,789

Investment Income:
Reinvested Dividends	4,016,554	410,103	78,214	3,377,193
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,855,817	1,449,464	611,090	2,502,761

Net Investment Income (Loss)	1,160,737	(1,039,361)	(532,876)	874,432
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	2,241,555	982,439	28,246,982
Realized Gain (Loss) on Investments	319,871	4,525,574	120,864	1,317,823

Net Realized Capital Gains (Losses) on Investments	319,871	6,767,129	1,103,303	29,564,805
Net Change in Unrealized Appreciation (Depreciation)	(1,333,081)	3,708,951	3,374,395	(10,255,191)

Net Gain (Loss) on Investment	(1,013,210)	10,476,080	4,477,698	19,309,614
Net Increase (Decrease) in Net Assets Resulting from Operations	147,527	9,436,719	3,944,822	20,184,046

Increase (Decrease) in Net Assets from Contract Transactions	51,354,701	(4,108,109)	8,307,114	21,306,372

Total Increase (Decrease) in Net Assets	51,502,228	5,328,610	12,251,936	41,490,418

Net Assets as of December 31, 2016:	$225,404,212	$106,614,195	$51,966,255	$198,647,207

See Accompanying Notes.

(1)	See Footnote 1

22

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA JPMorgan Tactical Allocation Service Class Subaccount	TA Legg Mason Dynamic Allocation - Balanced Service Class Subaccount	TA Legg Mason Dynamic Allocation - Growth Service Class Subaccount	TA Madison Balanced Allocation Service Class Subaccount
Net Assets as of December 31, 2014:	$825,197,475	$738,870,798	$297,102,967	$94,800,820

Investment Income:
Reinvested Dividends	11,211,154	8,701,510	3,076,373	1,782,986
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,873,561	12,631,655	6,141,470	1,294,954

Net Investment Income (Loss)	(1,662,407)	(3,930,145)	(3,065,097)	488,032
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	6,486,117
Realized Gain (Loss) on Investments	5,721,994	6,297,322	4,342,812	344,533

Net Realized Capital Gains (Losses) on Investments	5,721,994	6,297,322	4,342,812	6,830,650
Net Change in Unrealized Appreciation (Depreciation)	(23,551,564)	(40,236,273)	(24,690,023)	(9,381,701)

Net Gain (Loss) on Investment	(17,829,570)	(33,938,951)	(20,347,211)	(2,551,051)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,491,977)	(37,869,096)	(23,412,308)	(2,063,019)

Increase (Decrease) in Net Assets from Contract Transactions	291,369,258	424,799,604	254,917,490	5,863,990

Total Increase (Decrease) in Net Assets	271,877,281	386,930,508	231,505,182	3,800,971

Net Assets as of December 31, 2015:	$1,097,074,756	$1,125,801,306	$528,608,149	$98,601,791

Investment Income:
Reinvested Dividends	13,684,866	13,072,935	5,528,319	1,889,811
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15,208,773	15,615,654	7,304,109	1,362,509

Net Investment Income (Loss)	(1,523,907)	(2,542,719)	(1,775,790)	527,302
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	25,657,065	10,154,887	2,282,273
Realized Gain (Loss) on Investments	9,038,809	7,622,987	4,367,250	(197,050)

Net Realized Capital Gains (Losses) on Investments	9,038,809	33,280,052	14,522,137	2,085,223
Net Change in Unrealized Appreciation (Depreciation)	24,826,380	(54,146,056)	(25,051,336)	1,361,517

Net Gain (Loss) on Investment	33,865,189	(20,866,004)	(10,529,199)	3,446,740
Net Increase (Decrease) in Net Assets Resulting from Operations	32,341,282	(23,408,723)	(12,304,989)	3,974,042

Increase (Decrease) in Net Assets from Contract Transactions	124,472,451	72,024,169	(2,419,076)	2,436,708

Total Increase (Decrease) in Net Assets	156,813,733	48,615,446	(14,724,065)	6,410,750

Net Assets as of December 31, 2016:	$1,253,888,489	$1,174,416,752	$513,884,084	$105,012,541

See Accompanying Notes.

(1)	See Footnote 1

23

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Madison Conservative Allocation Service Class Subaccount	TA Madison Diversified Income Service Class Subaccount	TA Managed Risk - Balanced ETF Service Class Subaccount	TA Managed Risk - Conservative ETF Service Class Subaccount	TA Managed Risk - Growth ETF Service Class Subaccount
Net Assets as of December 31, 2014:	$74,746,336	$105,588,057	$4,522,734,970	$674,485,127	$2,857,654,356

Investment Income:
Reinvested Dividends	1,287,137	1,109,464	67,420,882	11,000,626	42,541,783
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,034,341	1,445,518	68,014,311	9,527,478	39,352,101

Net Investment Income (Loss)	252,796	(336,054)	(593,429)	1,473,148	3,189,682
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,245,703	2,024,035	212,281,563	32,162,091	248,375,813
Realized Gain (Loss) on Investments	99,639	778,401	20,434,582	3,606,482	16,481,858

Net Realized Capital Gains (Losses) on Investments	3,345,342	2,802,436	232,716,145	35,768,573	264,857,671
Net Change in Unrealized Appreciation (Depreciation)	(5,193,961)	(3,767,223)	(406,937,442)	(52,355,524)	(412,358,295)

Net Gain (Loss) on Investment	(1,848,619)	(964,787)	(174,221,297)	(16,586,951)	(147,500,624)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,595,823)	(1,300,841)	(174,814,726)	(15,113,803)	(144,310,942)

Increase (Decrease) in Net Assets from Contract Transactions	961,996	5,471,192	1,146,022,054	74,705,661	115,526,343

Total Increase (Decrease) in Net Assets	(633,827)	4,170,351	971,207,328	59,591,858	(28,784,599)

Net Assets as of December 31, 2015:	$74,112,509	$109,758,408	$5,493,942,298	$734,076,985	$2,828,869,757

Investment Income:
Reinvested Dividends	1,541,347	1,498,483	92,495,544	12,583,206	44,426,261
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,026,659	1,515,608	71,370,880	10,122,887	36,719,505

Net Investment Income (Loss)	514,688	(17,125)	21,124,664	2,460,319	7,706,756
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	561,806	733,575	45,389,462	7,042,590	—
Realized Gain (Loss) on Investments	(224,877)	1,058,643	892,376	(554,939)	(33,716,208)

Net Realized Capital Gains (Losses) on Investments	336,929	1,792,218	46,281,838	6,487,651	(33,716,208)
Net Change in Unrealized Appreciation (Depreciation)	1,149,175	4,191,893	70,095,663	11,605,547	113,828,987

Net Gain (Loss) on Investment	1,486,104	5,984,111	116,377,501	18,093,198	80,112,779
Net Increase (Decrease) in Net Assets Resulting from Operations	2,000,792	5,966,986	137,502,165	20,553,517	87,819,535

Increase (Decrease) in Net Assets from Contract Transactions	(3,096,205)	242,108	41,731,343	22,372,978	(217,014,991)

Total Increase (Decrease) in Net Assets	(1,095,413)	6,209,094	179,233,508	42,926,495	(129,195,456)

Net Assets as of December 31, 2016:	$73,017,096	$115,967,502	$5,673,175,806	$777,003,480	$2,699,674,301

See Accompanying Notes.

(1)	See Footnote 1

24

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Market Participation Strategy Service Class	TA MFS International Equity Initial Class	TA MFS International Equity Service Class	TA Morgan Stanley Capital Growth Initial Class	TA Morgan Stanley Capital Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$418,144,147	$79,559,722	$62,827,783	$118,184,347	$34,839,910

Investment Income:
Reinvested Dividends	—	1,222,548	1,180,061	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,171,551	1,148,166	1,103,114	1,633,471	660,849

Net Investment Income (Loss)	(6,171,551)	74,382	76,947	(1,633,471)	(660,849)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	16,303,256	—	—	8,514,582	3,934,405
Realized Gain (Loss) on Investments	3,716,754	4,471,311	1,332,986	11,546,982	2,573,808

Net Realized Capital Gains (Losses) on Investments	20,020,010	4,471,311	1,332,986	20,061,564	6,508,213
Net Change in Unrealized Appreciation (Depreciation)	(34,973,956)	(4,947,339)	(4,072,034)	(7,131,057)	(2,285,365)

Net Gain (Loss) on Investment	(14,953,946)	(476,028)	(2,739,048)	12,930,507	4,222,848
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,125,497)	(401,646)	(2,662,101)	11,297,036	3,561,999

Increase (Decrease) in Net Assets from Contract Transactions	55,748,721	(8,033,630)	22,532,029	(25,213,565)	14,933,229

Total Increase (Decrease) in Net Assets	34,623,224	(8,435,276)	19,869,928	(13,916,529)	18,495,228

Net Assets as of December 31, 2015:	$452,767,371	$71,124,446	$82,697,711	$104,267,818	$53,335,138

Investment Income:
Reinvested Dividends	714,062	991,276	1,090,723	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,254,015	951,438	1,145,639	1,422,288	768,600

Net Investment Income (Loss)	(5,539,953)	39,838	(54,916)	(1,422,288)	(768,600)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,490,035	496,051	635,990	14,344,336	8,256,630
Realized Gain (Loss) on Investments	3,380,884	1,343,577	(425,275)	3,794,332	(15,455)

Net Realized Capital Gains (Losses) on Investments	9,870,919	1,839,628	210,715	18,138,668	8,241,175
Net Change in Unrealized Appreciation (Depreciation)	7,934,888	(3,029,157)	(1,543,402)	(20,711,980)	(9,585,791)

Net Gain (Loss) on Investment	17,805,807	(1,189,529)	(1,332,687)	(2,573,312)	(1,344,616)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,265,854	(1,149,691)	(1,387,603)	(3,995,600)	(2,113,216)

Increase (Decrease) in Net Assets from Contract Transactions	(12,021,923)	(4,680,935)	3,112,737	(7,356,972)	1,973,884

Total Increase (Decrease) in Net Assets	243,931	(5,830,626)	1,725,134	(11,352,572)	(139,332)

Net Assets as of December 31, 2016:	$453,011,302	$65,293,820	$84,422,845	$92,915,246	$53,195,806

See Accompanying Notes.

(1)	See Footnote 1

25

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Multi-Managed Balanced Initial Class	TA Multi-Managed Balanced Service Class	TA Multi-Manager Alternative Strategies Service Class	TA PIMCO Tactical - Balanced Service Class	TA PIMCO Tactical - Conservative Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$73,575,633	$270,653,285	$1,029,166	$533,120,857	$132,338,428

Investment Income:
Reinvested Dividends	991,087	3,447,148	5,360	—	580,104
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,061,733	4,250,262	16,036	7,801,053	2,646,211

Net Investment Income (Loss)	(70,646)	(803,114)	(10,676)	(7,801,053)	(2,066,107)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,464,198	14,001,712	12,101	19,506,100	4,642,670
Realized Gain (Loss) on Investments	1,720,238	5,134,757	(2,785)	3,255,106	1,643,727

Net Realized Capital Gains (Losses) on Investments	5,184,436	19,136,469	9,316	22,761,206	6,286,397
Net Change in Unrealized Appreciation (Depreciation)	(5,974,237)	(22,892,603)	(115,489)	(38,287,536)	(12,212,113)

Net Gain (Loss) on Investment	(789,801)	(3,756,134)	(106,173)	(15,526,330)	(5,925,716)
Net Increase (Decrease) in Net Assets Resulting from Operations	(860,447)	(4,559,248)	(116,849)	(23,327,383)	(7,991,823)

Increase (Decrease) in Net Assets from Contract Transactions	(1,157,100)	81,313,819	848,459	62,143,501	99,012,760

Total Increase (Decrease) in Net Assets	(2,017,547)	76,754,571	731,610	38,816,118	91,020,937

Net Assets as of December 31, 2015:	$71,558,086	$347,407,856	$1,760,776	$571,936,975	$223,359,365

Investment Income:
Reinvested Dividends	726,357	5,228,016	41,999	1,686,498	987,047
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,080,640	7,651,445	18,026	7,972,300	3,282,792

Net Investment Income (Loss)	(354,283)	(2,423,429)	23,973	(6,285,802)	(2,295,745)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,459,419	20,339,320	—	—	—
Realized Gain (Loss) on Investments	428,893	1,620,349	(25,612)	2,371,624	1,374,624

Net Realized Capital Gains (Losses) on Investments	2,888,312	21,959,669	(25,612)	2,371,624	1,374,624
Net Change in Unrealized Appreciation (Depreciation)	2,050,774	16,043,324	17,856	26,187,946	8,847,951

Net Gain (Loss) on Investment	4,939,086	38,002,993	(7,756)	28,559,570	10,222,575
Net Increase (Decrease) in Net Assets Resulting from Operations	4,584,803	35,579,564	16,217	22,273,768	7,926,830

Increase (Decrease) in Net Assets from Contract Transactions	2,885,034	521,856,234	(175,886)	15,940,910	42,096,016

Total Increase (Decrease) in Net Assets	7,469,837	557,435,798	(159,669)	38,214,678	50,022,846

Net Assets as of December 31, 2016:	$79,027,923	$904,843,654	$1,601,107	$610,151,653	$273,382,211

See Accompanying Notes.

(1)	See Footnote 1

26

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA PIMCO Tactical - Growth Service Class	TA PIMCO Total Return Initial Class	TA PIMCO Total Return Service Class	TA PineBridge Inflation Opportunities Service Class
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$171,846,465	$245,905,910	$859,856,281	$182,242,932

Investment Income:
Reinvested Dividends	—	5,338,577	21,682,640	2,253,316
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,487,693	3,147,140	11,911,408	2,604,572

Net Investment Income (Loss)	(3,487,693)	2,191,437	9,771,232	(351,256)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,264,639	5,061,690	22,623,475	—
Realized Gain (Loss) on Investments	1,320,701	(154,838)	(4,050,122)	(2,181,206)

Net Realized Capital Gains (Losses) on Investments	7,585,340	4,906,852	18,573,353	(2,181,206)
Net Change in Unrealized Appreciation (Depreciation)	(18,145,091)	(8,290,619)	(35,736,097)	(5,298,527)

Net Gain (Loss) on Investment	(10,559,751)	(3,383,767)	(17,162,744)	(7,479,733)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,047,444)	(1,192,330)	(7,391,512)	(7,830,989)

Increase (Decrease) in Net Assets from Contract Transactions	130,805,006	(51,771,662)	(18,888,316)	3,845,211

Total Increase (Decrease) in Net Assets	116,757,562	(52,963,992)	(26,279,828)	(3,985,778)

Net Assets as of December 31, 2015:	$288,604,027	$192,941,918	$833,576,453	$178,257,154

Investment Income:
Reinvested Dividends	—	4,477,719	18,743,258	1,041,227
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,360,063	2,792,877	11,780,932	2,508,809

Net Investment Income (Loss)	(4,360,063)	1,684,842	6,962,326	(1,467,582)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	148,397	691,966	—
Realized Gain (Loss) on Investments	984,394	(1,377,576)	(6,181,135)	(3,163,036)

Net Realized Capital Gains (Losses) on Investments	984,394	(1,229,179)	(5,489,169)	(3,163,036)
Net Change in Unrealized Appreciation (Depreciation)	14,188,586	1,836,492	7,649,836	8,321,693

Net Gain (Loss) on Investment	15,172,980	607,313	2,160,667	5,158,657
Net Increase (Decrease) in Net Assets Resulting from Operations	10,812,917	2,292,155	9,122,993	3,691,075

Increase (Decrease) in Net Assets from Contract Transactions	34,827,035	(13,914,903)	(15,794,282)	(6,600,744)

Total Increase (Decrease) in Net Assets	45,639,952	(11,622,748)	(6,671,289)	(2,909,669)

Net Assets as of December 31, 2016:	$334,243,979	$181,319,170	$826,905,164	$175,347,485

See Accompanying Notes.

(1)	See Footnote 1

27

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA ProFunds UltraBear Service Class (OAM)	TA QS Investors Active Asset Allocation - Conservative Service Class	TA QS Investors Active Asset Allocation - Moderate Service Class	TA QS Investors Active Asset Allocation - Moderate Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$18,066,570	$413,140,719	$1,586,689,643	$650,876,591

Investment Income:
Reinvested Dividends	—	4,379,106	15,589,397	6,764,124
Investment Expense:
Mortality and Expense Risk and Administrative Charges	317,248	5,806,251	21,171,889	9,274,689

Net Investment Income (Loss)	(317,248)	(1,427,145)	(5,582,492)	(2,510,565)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	12,679,800	64,628,984	39,308,606
Realized Gain (Loss) on Investments	(5,772,636)	1,190,875	4,845,553	4,564,821

Net Realized Capital Gains (Losses) on Investments	(5,772,636)	13,870,675	69,474,537	43,873,427
Net Change in Unrealized Appreciation (Depreciation)	1,262,781	(28,892,011)	(155,342,713)	(96,791,769)

Net Gain (Loss) on Investment	(4,509,855)	(15,021,336)	(85,868,176)	(52,918,342)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,827,103)	(16,448,481)	(91,450,668)	(55,428,907)

Increase (Decrease) in Net Assets from Contract Transactions	19,570,200	36,270,448	41,887,543	51,426,785

Total Increase (Decrease) in Net Assets	14,743,097	19,821,967	(49,563,125)	(4,002,122)

Net Assets as of December 31, 2015:	$32,809,667	$432,962,686	$1,537,126,518	$646,874,469

Investment Income:
Reinvested Dividends	—	5,547,781	18,533,964	6,675,387
Investment Expense:
Mortality and Expense Risk and Administrative Charges	605,139	5,772,933	19,710,056	8,447,086

Net Investment Income (Loss)	(605,139)	(225,152)	(1,176,092)	(1,771,699)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—
Realized Gain (Loss) on Investments	(9,349,658)	(1,303,348)	(3,421,943)	(8,043,648)

Net Realized Capital Gains (Losses) on Investments	(9,349,658)	(1,303,348)	(3,421,943)	(8,043,648)
Net Change in Unrealized Appreciation (Depreciation)	(7,131,852)	7,341,945	17,811,376	13,180,018

Net Gain (Loss) on Investment	(16,481,510)	6,038,597	14,389,433	5,136,370
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,086,649)	5,813,445	13,213,341	3,364,671

Increase (Decrease) in Net Assets from Contract Transactions	18,134,179	(13,639,563)	(101,550,608)	(58,800,055)

Total Increase (Decrease) in Net Assets	1,047,530	(7,826,118)	(88,337,267)	(55,435,384)

Net Assets as of December 31, 2016:	$33,857,197	$425,136,568	$1,448,789,251	$591,439,085

See Accompanying Notes.

(1)	See Footnote 1

28

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Small/ Mid Cap Value Initial Class	TA Small/ Mid Cap Value Service Class	TA T. Rowe Price Small Cap Initial Class	TA T. Rowe Price Small Cap Service Class	TA Torray Concentrated Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$156,210,025	$91,247,465	$126,270,687	$141,930,797	$191,072,993

Investment Income:
Reinvested Dividends	1,369,169	744,807	—	—	894,066
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,006,645	1,357,713	1,773,652	2,395,848	2,503,829

Net Investment Income (Loss)	(637,476)	(612,906)	(1,773,652)	(2,395,848)	(1,609,763)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	15,624,664	11,178,382	8,891,417	13,280,694	31,028,105
Realized Gain (Loss) on Investments	6,057,853	429,525	14,272,113	5,809,210	20,207,504

Net Realized Capital Gains (Losses) on Investments	21,682,517	11,607,907	23,163,530	19,089,904	51,235,609
Net Change in Unrealized Appreciation (Depreciation)	(25,692,546)	(15,134,915)	(19,070,077)	(17,031,737)	(53,384,058)

Net Gain (Loss) on Investment	(4,010,029)	(3,527,008)	4,093,453	2,058,167	(2,148,449)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,647,505)	(4,139,914)	2,319,801	(337,681)	(3,758,212)

Increase (Decrease) in Net Assets from Contract Transactions	(27,874,305)	1,462,226	(20,208,222)	25,123,126	(36,649,055)

Total Increase (Decrease) in Net Assets	(32,521,810)	(2,677,688)	(17,888,421)	24,785,445	(40,407,267)

Net Assets as of December 31, 2015:	$123,688,215	$88,569,777	$108,382,266	$166,716,242	$150,665,726

Investment Income:
Reinvested Dividends	937,320	488,506	—	—	699,544
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,706,851	1,311,027	1,522,633	2,462,346	2,110,392

Net Investment Income (Loss)	(769,531)	(822,521)	(1,522,633)	(2,462,346)	(1,410,848)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	12,083,953	9,420,132	12,867,239	22,161,103	—
Realized Gain (Loss) on Investments	1,232,919	(2,491,942)	5,535,730	2,118,475	7,852,106

Net Realized Capital Gains (Losses) on Investments	13,316,872	6,928,190	18,402,969	24,279,578	7,852,106
Net Change in Unrealized Appreciation (Depreciation)	9,055,489	10,002,219	(7,368,415)	(6,290,023)	931,430

Net Gain (Loss) on Investment	22,372,361	16,930,409	11,034,554	17,989,555	8,783,536
Net Increase (Decrease) in Net Assets Resulting from Operations	21,602,830	16,107,888	9,511,921	15,527,209	7,372,688

Increase (Decrease) in Net Assets from Contract Transactions	(15,447,961)	7,033,167	(5,603,856)	9,269,323	(16,530,931)

Total Increase (Decrease) in Net Assets	6,154,869	23,141,055	3,908,065	24,796,532	(9,158,243)

Net Assets as of December 31, 2016:	$129,843,084	$111,710,832	$112,290,331	$191,512,774	$141,507,483

See Accompanying Notes.

(1)	See Footnote 1

29

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Torray Concentrated Growth Service Class	TA TS&W International Equity Initial Class	TA TS&W International Equity Service Class	TA WMC US Growth Initial Class	TA WMC US Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$36,258,952	$87,463,695	$29,124,189	$301,151,694	$77,258,557

Investment Income:
Reinvested Dividends	115,420	2,492,158	1,015,642	1,978,905	465,538
Investment Expense:
Mortality and Expense Risk and Administrative Charges	560,346	1,210,147	500,201	4,086,020	1,267,022

Net Investment Income (Loss)	(444,926)	1,282,011	515,441	(2,107,115)	(801,484)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,954,626	—	—	86,819,517	29,353,729
Realized Gain (Loss) on Investments	492,536	2,286,539	802,978	21,399,301	1,902,673

Net Realized Capital Gains (Losses) on Investments	7,447,162	2,286,539	802,978	108,218,818	31,256,402
Net Change in Unrealized Appreciation (Depreciation)	(8,197,958)	(3,154,963)	(1,960,711)	(90,078,369)	(26,738,755)

Net Gain (Loss) on Investment	(750,796)	(868,424)	(1,157,733)	18,140,449	4,517,647
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,195,722)	413,587	(642,292)	16,033,334	3,716,163

Increase (Decrease) in Net Assets from Contract Transactions	(2,081,812)	(11,308,328)	7,571,877	(59,298,693)	15,996,958

Total Increase (Decrease) in Net Assets	(3,277,534)	(10,894,741)	6,929,585	(43,265,359)	19,713,121

Net Assets as of December 31, 2015:	$32,981,418	$76,568,954	$36,053,774	$257,886,335	$96,971,678

Investment Income:
Reinvested Dividends	44,491	1,992,611	927,427	986,109	170,663
Investment Expense:
Mortality and Expense Risk and Administrative Charges	481,142	1,042,729	522,220	3,544,463	1,390,765

Net Investment Income (Loss)	(436,651)	949,882	405,207	(2,558,354)	(1,220,102)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	10,189,114	4,166,092
Realized Gain (Loss) on Investments	(741,465)	366,738	(733,105)	1,267,187	(3,290,490)

Net Realized Capital Gains (Losses) on Investments	(741,465)	366,738	(733,105)	11,456,301	875,602
Net Change in Unrealized Appreciation (Depreciation)	2,553,875	(1,768,516)	179,442	(5,959,260)	1,120,971

Net Gain (Loss) on Investment	1,812,410	(1,401,778)	(553,663)	5,497,041	1,996,573
Net Increase (Decrease) in Net Assets Resulting from Operations	1,375,759	(451,896)	(148,456)	2,938,687	776,471

Increase (Decrease) in Net Assets from Contract Transactions	(1,825,549)	(4,212,086)	(1,794,580)	(23,846,668)	601,271

Total Increase (Decrease) in Net Assets	(449,790)	(4,663,982)	(1,943,036)	(20,907,981)	1,377,742

Net Assets as of December 31, 2016:	$32,531,628	$71,904,972	$34,110,738	$236,978,354	$98,349,420

See Accompanying Notes.

(1)	See Footnote 1

30

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Vanguard® Equity Index	Vanguard® International	Vanguard® Mid-Cap Index	Vanguard® REIT Index	Vanguard® Short-Term Investment Grade
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$948,899	$424,932	$427,668	$315,866	$1,468,028

Investment Income:
Reinvested Dividends	15,889	7,942	5,068	5,339	31,013
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,332	4,272	4,155	2,238	12,173

Net Investment Income (Loss)	7,557	3,670	913	3,101	18,840
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	29,098	6,524	22,709	10,104	315
Realized Gain (Loss) on Investments	24,843	(8,903)	(1,946)	4,072	(1,786)

Net Realized Capital Gains (Losses) on Investments	53,941	(2,379)	20,763	14,176	(1,471)
Net Change in Unrealized Appreciation (Depreciation)	(62,998)	(44,994)	(44,565)	(12,919)	(14,283)

Net Gain (Loss) on Investment	(9,057)	(47,373)	(23,802)	1,257	(15,754)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,500)	(43,703)	(22,889)	4,358	3,086

Increase (Decrease) in Net Assets from Contract Transactions	905,224	788,000	483,889	29,809	1,431,249

Total Increase (Decrease) in Net Assets	903,724	744,297	461,000	34,167	1,434,335

Net Assets as of December 31, 2015:	$1,852,623	$1,169,229	$888,668	$350,033	$2,902,363

Investment Income:
Reinvested Dividends	46,967	17,847	12,698	9,472	53,677
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,365	8,156	5,778	2,503	17,967

Net Investment Income (Loss)	33,602	9,691	6,920	6,969	35,710
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	38,366	20,779	63,140	25,132	—
Realized Gain (Loss) on Investments	36,000	(1,711)	(12,078)	6,152	(4,329)

Net Realized Capital Gains (Losses) on Investments	74,366	19,068	51,062	31,284	(4,329)
Net Change in Unrealized Appreciation (Depreciation)	108,455	(501)	28,394	(10,552)	26,697

Net Gain (Loss) on Investment	182,821	18,567	79,456	20,732	22,368
Net Increase (Decrease) in Net Assets Resulting from Operations	216,423	28,258	86,376	27,701	58,078

Increase (Decrease) in Net Assets from Contract Transactions	(148,300)	32,058	(129,206)	(18,992)	(242,521)

Total Increase (Decrease) in Net Assets	68,123	60,316	(42,830)	8,709	(184,443)

Net Assets as of December 31, 2016:	$1,920,746	$1,229,545	$845,838	$358,742	$2,717,920

See Accompanying Notes.

(1)	See Footnote 1

31

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Vanguard® Total Bond Market Index Subaccount	Voya Global Perspectives Class S Shares Subaccount(1)	Voya Large Cap Value Class S Shares Subaccount(1)	Voya Strategic Allocation Conservative Class S Shares Subaccount(1)	Voya Strategic Allocation Moderate Class S Shares Subaccount(1)
Net Assets as of December 31, 2014:	$823,633	$—	$—	$—	$—

Investment Income:
Reinvested Dividends	17,769	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,103	36	—	—	—

Net Investment Income (Loss)	11,666	(36)	—	—	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,332	—	—	—	—
Realized Gain (Loss) on Investments	(3,066)	—	—	—	—

Net Realized Capital Gains (Losses) on Investments	266	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	(13,899)	(115)	—	—	—

Net Gain (Loss) on Investment	(13,633)	(115)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,967)	(151)	—	—	—

Increase (Decrease) in Net Assets from Contract Transactions	805,933	15,179	—	—	—

Total Increase (Decrease) in Net Assets	803,966	15,028	—	—	—

Net Assets as of December 31, 2015:	$1,627,599	$15,028	$—	$—	$—

Investment Income:
Reinvested Dividends	36,099	412	21	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,431	204	9	—	—

Net Investment Income (Loss)	25,668	208	12	—	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,301	—	28	—	—
Realized Gain (Loss) on Investments	(476)	10	1	—	—

Net Realized Capital Gains (Losses) on Investments	3,825	10	29	—	—
Net Change in Unrealized Appreciation (Depreciation)	924	579	102	—	—

Net Gain (Loss) on Investment	4,749	589	131	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	30,417	797	143	—	—

Increase (Decrease) in Net Assets from Contract Transactions	(174,491)	296	863	—	—

Total Increase (Decrease) in Net Assets	(144,074)	1,093	1,006	—	—

Net Assets as of December 31, 2016:	$1,483,525	$16,121	$1,006	$—	$—

See Accompanying Notes.

(1)	See Footnote 1

32

Transamerica Life Insurance Company

Separate Account VA B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Wanger International Subaccount	Wanger USA Subaccount
Net Assets as of December 31, 2014:	$232,919	$204,779

Investment Income:
Reinvested Dividends	3,791	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,260	1,646

Net Investment Income (Loss)	2,531	(1,646)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	21,340	34,162
Realized Gain (Loss) on Investments	(684)	(5,597)

Net Realized Capital Gains (Losses) on Investments	20,656	28,565
Net Change in Unrealized Appreciation (Depreciation)	(24,338)	(42,594)

Net Gain (Loss) on Investment	(3,682)	(14,029)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,151)	(15,675)

Increase (Decrease) in Net Assets from Contract Transactions	86,313	85,341

Total Increase (Decrease) in Net Assets	85,162	69,666

Net Assets as of December 31, 2015:	$318,081	$274,445

Investment Income:
Reinvested Dividends	3,641	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,478	1,066

Net Investment Income (Loss)	2,163	(1,066)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	24,818	43,647
Realized Gain (Loss) on Investments	(13,782)	(15,073)

Net Realized Capital Gains (Losses) on Investments	11,036	28,574
Net Change in Unrealized Appreciation (Depreciation)	(19,559)	(9,800)

Net Gain (Loss) on Investment	(8,523)	18,774
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,360)	17,708

Increase (Decrease) in Net Assets from Contract Transactions	(3,438)	(114,841)

Total Increase (Decrease) in Net Assets	(9,798)	(97,133)

Net Assets as of December 31, 2016:	$308,283	$177,312

See Accompanying Notes.

(1)	See Footnote 1

33

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

1. Organization

Separate Account VA B (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Transamerica Variable Annuity Series, MEMBERS® Variable Annuity Series, Partners Variable Annuity Series, Transamerica LandmarkSM Variable Annuity, MEMBERS® LandmarkSM Variable Annuity, Transamerica FreedomSM Variable Annuity, MEMBERS® FreedomSM Variable Annuity, Transamerica Advisor Elite II, Transamerica Income EliteSM II, Transamerica AxiomSM II, Transamerica PrincipiumSM III, Transamerica Retirement Income Plus, Transamerica Variable Annuity O-Share, Transamerica ABC Variable Annuity Series, Transamerica 123 Variable Annuity, Transamerica ExtraSM Variable Annuity, MEMBERS® ExtraSM Variable Annuity, Transamerica LibertySSM Variable Annuity, MEMBERS® LibertySM Variable Annuity, Transamerica Advisor EliteSM Variable Annuity, Income EliteSM Variable Annuity, Transamerica AxiomSM Variable Annuity, and Transamerica PrincipiumSM II Variable Annuity.

The TA Profunds UltraBear-Open Allocation Method-Service Class (OAM) is included in the subaccount listing only to facilitate a contract owner purchase option.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Balanced Wealth Strategy Class B Shares	AB Balanced Wealth Strategy Portfolio Class B Shares
AB Growth and Income Class B Shares	AB Growth and Income Portfolio Class B Shares
AB Large Cap Growth Class B Shares	AB Large Cap Growth Portfolio Class B Shares
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Asset Allocation Class 2 Shares	American Funds - Asset Allocation Fund Class 2 Shares
American Funds - Bond Class 2 Shares	American Funds - Bond Fund Class 2 Shares
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
BlackRock Variable Series Funds, Inc.	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class I Shares	BlackRock Basic Value V.I. Fund Class I Shares
BlackRock Global Allocation V.I. Class I Shares	BlackRock Global Allocation V.I. Fund Class I Shares
BlackRock High Yield V.I. Class I Shares	BlackRock High Yield V.I. Fund Class I Shares
Mutual Fund and Variable Insurance Trust	Mutual Fund and Variable Insurance Trust
Catalyst Dividend Capture VA	Catalyst Dividend Capture VA Fund
Catalyst Insider Buying VA	Catalyst Insider Buying VA Fund
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Balanced Service Class 2	Fidelity® VIP Balanced Service Portfolio Class 2
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Initial Class	Fidelity® VIP Equity-Income Portfolio Initial Class

34

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Initial Class	Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP Growth Service Class 2	Fidelity® VIP Growth Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class
Fidelity® VIP Mid Cap Service Class 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fidelity® VIP Value Strategies Initial Class	Fidelity® VIP Value Strategies Portfolio Initial Class
Fidelity® VIP Value Strategies Service Class 2	Fidelity® VIP Value Strategies Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Founding Funds Allocation Class 4 Shares	Franklin Founding Funds Allocation Fund Class 4 Shares
Franklin Income Class 2 Shares	Franklin Income Class Fund 2 Shares
Franklin Mutual Shares Class 2 Shares	Franklin Mutual Shares Fund Class 2 Shares
Franklin Templeton Foreign Class 2 Shares	Franklin Templeton Foreign Fund Class 2 Shares
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Series II Shares	Invesco V.I. American Franchise Fund Series II Shares
Invesco V.I. Value Opportunities Series II Shares	Invesco V.I. Value Opportunities Fund Series II Shares
Janus Aspen Series	Janus Aspen Series
Janus Aspen - Enterprise Service Shares	Janus Aspen - Enterprise Portfolio Service Shares
Janus Aspen - Global Research Service Shares	Janus Aspen - Global Research Portfolio Service Shares
Janus Aspen - Perkins Mid Cap Value Service Shares	Janus Aspen - Perkins Mid Cap Value Portfolio Service Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® New Discovery Service Class	MFS® New Discovery Series Service Class
MFS® Total Return Service Class	MFS® Total Return Series Service Class
Nationwide Variable Insurance Trust	Nationwide Variable Insurance Trust
NVIT Emerging Markets Class D Shares	NVIT Emerging Markets Fund Class D Shares
State Street Variable Insurance Series Funds, Inc.	State Street Variable Insurance Series Funds, Inc.
State Street Total Return V.I.S. Class 3 Shares	State Street Total Return V.I.S. Fund Class 3 Shares
Transamerica Series Trust	Transamerica Series Trust
TA AB Dynamic Allocation Initial Class	Transamerica AB Dynamic Allocation VP Initial Class
TA AB Dynamic Allocation Service Class	Transamerica AB Dynamic Allocation VP Service Class
TA Aegon Government Money Market Initial Class	Transamerica Aegon Government Money Market VP Initial Class
TA Aegon Government Money Market Service Class	Transamerica Aegon Government Money Market VP Service Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon High Yield Bond Service Class	Transamerica Aegon High Yield Bond VP Service Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Aegon U.S. Government Securities Service Class	Transamerica Aegon U.S. Government Securities VP Service Class
TA American Funds Managed Risk - Balanced Service Class	Transamerica American Funds Managed Risk - Balanced VP Service Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Conservative Service Class	Transamerica Asset Allocation - Conservative VP Service Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Growth Service Class	Transamerica Asset Allocation - Growth VP Service Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class

35

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Asset Allocation - Moderate Service Class	Transamerica Asset Allocation - Moderate VP Service Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Asset Allocation - Moderate Growth Service Class	Transamerica Asset Allocation - Moderate Growth VP Service Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class
TA BlackRock Equity Smart Beta 100 Service Class	Transamerica BlackRock Equity Smart Beta 100 VP Service Class
TA BlackRock Global Allocation Service Class	Transamerica BlackRock Global Allocation VP Service Class
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	Transamerica BlackRock Global Allocation Managed Risk - Balanced VP Service Class
TA BlackRock Global Allocation Managed Risk - Growth Service Class	Transamerica BlackRock Global Allocation Managed Risk - Growth VP Service Class
TA BlackRock Smart Beta 50 Service Class	Transamerica BlackRock Smart Beta 50 VP Service Class
TA BlackRock Smart Beta 75 Service Class	Transamerica BlackRock Smart Beta 75 VP Service Class
TA BlackRock Tactical Allocation Service Class	Transamerica BlackRock Tactical Allocation VP Service Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA Clarion Global Real Estate Securities Service Class	Transamerica Clarion Global Real Estate Securities VP Service Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
TA International Moderate Growth Service Class	Transamerica International Moderate Growth VP Service Class
TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA Janus Mid-Cap Growth Service Class	Transamerica Janus Mid-Cap Growth VP Service Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA Jennison Growth Service Class	Transamerica Jennison Growth VP Service Class
TA JPMorgan Core Bond Service Class	Transamerica JPMorgan Core Bond VP Service Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Enhanced Index Service Class	Transamerica JPMorgan Enhanced Index VP Service Class
TA JPMorgan Mid Cap Value Service Class	Transamerica JPMorgan Mid Cap Value VP Service Class
TA JPMorgan Tactical Allocation Service Class	Transamerica JPMorgan Tactical Allocation VP Service Class
TA Legg Mason Dynamic Allocation - Balanced Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP Service Class
TA Legg Mason Dynamic Allocation - Growth Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP Service Class
TA Madison Balanced Allocation Service Class	Transamerica Madison Balanced Allocation VP Service Class
TA Madison Conservative Allocation Service Class	Transamerica Madison Conservative Allocation VP Service Class
TA Madison Diversified Income Service Class	Transamerica Madison Diversified Income VP Service Class
TA Managed Risk - Balanced ETF Service Class	Transamerica Managed Risk - Balanced ETF VP Service Class
TA Managed Risk - Conservative ETF Service Class	Transamerica Managed Risk - Conservative ETF VP Service Class
TA Managed Risk - Growth ETF Service Class	Transamerica Managed Risk - Growth ETF VP Service Class
TA Market Participation Strategy Service Class	Transamerica Market Participation Strategy VP Service Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA MFS International Equity Service Class	Transamerica MFS International Equity VP Service Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Capital Growth Service Class	Transamerica Morgan Stanley Capital Growth VP Service Class

36

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class
TA Multi-Manager Alternative Strategies Service Class	Transamerica Multi-Manager Alternative Strategies VP Service Class
TA PIMCO Tactical - Balanced Service Class	Transamerica PIMCO Tactical - Balanced VP Service Class
TA PIMCO Tactical - Conservative Service Class	Transamerica PIMCO Tactical - Conservative VP Service Class
TA PIMCO Tactical - Growth Service Class	Transamerica PIMCO Tactical - Growth VP Service Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA PIMCO Total Return Service Class	Transamerica PIMCO Total Return VP Service Class
TA PineBridge Inflation Opportunities Service Class	Transamerica PineBridge Inflation Opportunities VP Service Class
TA ProFunds UltraBear Service Class (OAM)	Transamerica ProFunds UltraBear VP Service Class (OAM)
TA QS Investors Active Asset Allocation - Conservative Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Service Class
TA QS Investors Active Asset Allocation - Moderate Service Class	Transamerica QS Investors Active Asset Allocation - Moderate VP Service Class
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Service Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA Small/Mid Cap Value Service Class	Transamerica Small/Mid Cap Value VP Service Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA T. Rowe Price Small Cap Service Class	Transamerica T. Rowe Price Small Cap VP Service Class
TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
TA Torray Concentrated Growth Service Class	Transamerica Torray Concentrated Growth VP Service Class
TA TS&W International Equity Initial Class	Transamerica TS&W International Equity VP Initial Class
TA TS&W International Equity Service Class	Transamerica TS&W International Equity VP Service Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class
TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® REIT Index	Vanguard® REIT Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Voya Investors Trust	Voya Investors Trust
Voya Global Perspectives Class S Shares	Voya Global Perspectives Portfolio Class S Shares
Voya Large Cap Value Class S Shares	Voya Large Cap Value Portfolio Class S Shares
Voya Strategic Allocation Portfolios, Inc.	Voya Strategic Allocation Portfolios, Inc.
Voya Strategic Allocation Conservative Class S Shares	Voya Strategic Allocation Conservative Portfolio Class S Shares
Voya Strategic Allocation Moderate Class S Shares	Voya Strategic Allocation Moderate Portfolio Class S Shares

37

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
NVIT Emerging Markets Class D Shares	August 4, 2016
TA BlackRock Equity Smart Beta 100 Service Class	March 21, 2016
TA BlackRock Smart Beta 50 Service Class	March 21, 2016
TA BlackRock Smart Beta 75 Service Class	March 21, 2016
TA American Funds Managed Risk - Balanced Service Class	May 1, 2015
Voya Global Perspectives Class S Shares	May 1, 2015
Voya Large Cap Value Class S Shares	May 1, 2015
Voya Strategic Allocation Conservative Class S Shares	May 1, 2015
Voya Strategic Allocation Moderate Class S Shares	May 1, 2015
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	November 10, 2014
TA BlackRock Global Allocation Managed Risk - Growth Service Class	November 10, 2014
TA Multi-Manager Alternative Strategies Service Class	November 4, 2013
TA Market Participation Strategy Service Class	September 17, 2012
TA Legg Mason Dynamic Allocation - Balanced Service Class	May 1, 2012
TA Legg Mason Dynamic Allocation - Growth Service Class	May 1, 2012
Invesco V.I. American Franchise Series II Shares	April 27, 2012

The following subaccount name changes were made effective during the fiscal year ended December 31, 2016:

Subaccount	Formerly
Catalyst Dividend Capture VA	Huntington VA Dividend Capture
Catalyst Insider Buying VA	Huntington VA Situs
State Street Total Return V.I.S. Class 3 Shares	GE Investments Total Return Class 3 Shares
TA Aegon Government Money Market Initial Class	TA Aegon Money Market Initial Class
TA Aegon Government Money Market Service Class	TA Aegon Money Market Service Class
TA Janus Mid-Cap Growth Initial Class	TA Morgan Stanley Mid-Cap Growth Initial Class
TA Janus Mid-Cap Growth Service Class	TA Morgan Stanley Mid-Cap Growth Service Class
TA Small/Mid Cap Value Initial Class	TA Systematic Small/Mid Cap Value Initial Class
TA Small/Mid Cap Value Service Class	TA Systematic Small/Mid Cap Value Service Class

38

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount
NVIT Emerging Markets Class D Shares	NVIT Developing Markets Class II Shares
TA Janus Mid-Cap Growth Service Class	TA Voya Mid Cap Opportunities Service Class
TA JPMorgan Core Bond Service Class	TA Voya Limited Maturity Bond Service Class

39

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2016.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

40

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

3. Investments

The Aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:

Subaccount	Purchases	Sales
AB Balanced Wealth Strategy Class B Shares	$19,706,044	$17,059,044
AB Growth and Income Class B Shares	58,822,052	39,982,395
AB Large Cap Growth Class B Shares	4,339,909	3,880,186
American Funds - Asset Allocation Class 2 Shares	166,369,332	71,343,326
American Funds - Bond Class 2 Shares	67,993,734	34,332,840
American Funds - Growth Class 2 Shares	98,812,122	38,633,413
American Funds - Growth-Income Class 2 Shares	108,705,382	32,788,639
American Funds - International Class 2 Shares	51,909,784	29,687,114
BlackRock Basic Value V.I. Class I Shares	1,384,419	2,856,740
BlackRock Global Allocation V.I. Class I Shares	541,765	2,031,298
BlackRock High Yield V.I. Class I Shares	386,944	1,060,664
Catalyst Dividend Capture VA	142,849	313,944
Catalyst Insider Buying VA	813,116	350,237
Fidelity® VIP Balanced Service Class 2	78,698,528	50,840,171
Fidelity® VIP Contrafund® Initial Class	113,011	366,218
Fidelity® VIP Contrafund® Service Class 2	108,832,472	77,617,511
Fidelity® VIP Equity-Income Initial Class	22,722	35,124
Fidelity® VIP Equity-Income Service Class 2	4,674,746	6,946,364
Fidelity® VIP Growth Initial Class	16,101	32,262
Fidelity® VIP Growth Service Class 2	4,956,516	7,535,321
Fidelity® VIP Growth Opportunities Service Class 2	217,509	352,621
Fidelity® VIP Mid Cap Initial Class	6,988	8,469
Fidelity® VIP Mid Cap Service Class 2	53,960,595	49,684,631
Fidelity® VIP Value Strategies Initial Class	140,992	62,073
Fidelity® VIP Value Strategies Service Class 2	20,330,796	25,919,639
Franklin Founding Funds Allocation Class 4 Shares	8,550,493	17,624,569
Franklin Income Class 2 Shares	5,546,453	18,468,382
Franklin Mutual Shares Class 2 Shares	2,023,557	2,803,846
Franklin Templeton Foreign Class 2 Shares	1,711,858	5,741,805
Invesco V.I. American Franchise Series II Shares	676,660	1,047,850
Invesco V.I. Value Opportunities Series II Shares	5,366,019	3,238,863
Janus Aspen - Enterprise Service Shares	2,102,334	2,705,310
Janus Aspen - Global Research Service Shares	654,158	4,869,165
Janus Aspen - Perkins Mid Cap Value Service Shares	426,823	269,976
MFS® New Discovery Service Class	3,195,764	8,170,436
MFS® Total Return Service Class	3,392,227	8,042,463

41

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

3. Investments (continued)

Subaccount	Purchases	Sales
NVIT Emerging Markets Class D Shares	$20,676	$1,061
State Street Total Return V.I.S. Class 3 Shares	8,060,423	10,336,841
TA AB Dynamic Allocation Initial Class	2,248,075	4,376,247
TA AB Dynamic Allocation Service Class	35,729,010	44,637,975
TA Aegon Government Money Market Initial Class	61,610,623	70,297,649
TA Aegon Government Money Market Service Class	350,783,717	350,588,807
TA Aegon High Yield Bond Initial Class	18,392,984	19,304,290
TA Aegon High Yield Bond Service Class	84,351,898	77,887,742
TA Aegon U.S. Government Securities Initial Class	19,273,767	16,499,587
TA Aegon U.S. Government Securities Service Class	284,994,326	250,874,501
TA American Funds Managed Risk - Balanced Service Class	238,671,628	10,273,811
TA Asset Allocation - Conservative Initial Class	38,451,779	51,876,609
TA Asset Allocation - Conservative Service Class	151,354,372	170,848,961
TA Asset Allocation - Growth Initial Class	16,369,084	44,103,413
TA Asset Allocation - Growth Service Class	28,360,417	46,557,388
TA Asset Allocation - Moderate Initial Class	42,494,397	60,569,142
TA Asset Allocation - Moderate Service Class	333,379,626	511,686,550
TA Asset Allocation - Moderate Growth Initial Class	60,891,640	77,378,334
TA Asset Allocation - Moderate Growth Service Class	436,111,010	419,517,098
TA Barrow Hanley Dividend Focused Initial Class	20,339,325	46,927,219
TA Barrow Hanley Dividend Focused Service Class	30,714,471	24,950,885
TA BlackRock Equity Smart Beta 100 Service Class	24,653,680	1,610,718
TA BlackRock Global Allocation Service Class	207,530,815	160,927,260
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	70,959,135	25,239,128
TA BlackRock Global Allocation Managed Risk - Growth Service Class	57,276,497	26,674,897
TA BlackRock Smart Beta 50 Service Class	44,540,782	2,489,043
TA BlackRock Smart Beta 75 Service Class	12,172,855	751,952
TA BlackRock Tactical Allocation Service Class	215,103,310	160,805,890
TA Clarion Global Real Estate Securities Initial Class	5,500,307	10,387,866
TA Clarion Global Real Estate Securities Service Class	16,413,894	20,482,921
TA International Moderate Growth Initial Class	3,791	1,080
TA International Moderate Growth Service Class	54,609,359	93,873,925
TA Janus Balanced Service Class	185,101,744	74,956,356
TA Janus Mid-Cap Growth Initial Class	10,846,200	12,302,027
TA Janus Mid-Cap Growth Service Class	19,593,678	16,630,611
TA Jennison Growth Initial Class	37,668,045	30,090,816

42

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

3. Investments (continued)

Subaccount	Purchases	Sales
TA Jennison Growth Service Class	$39,313,613	$29,075,367
TA JPMorgan Core Bond Service Class	90,065,987	37,550,586
TA JPMorgan Enhanced Index Initial Class	12,858,067	15,763,911
TA JPMorgan Enhanced Index Service Class	18,040,927	9,284,334
TA JPMorgan Mid Cap Value Service Class	87,772,896	37,345,072
TA JPMorgan Tactical Allocation Service Class	216,855,726	93,907,367
TA Legg Mason Dynamic Allocation - Balanced Service Class	205,420,142	110,281,629
TA Legg Mason Dynamic Allocation - Growth Service Class	103,879,493	97,919,617
TA Madison Balanced Allocation Service Class	13,964,936	8,718,495
TA Madison Conservative Allocation Service Class	7,473,428	9,493,181
TA Madison Diversified Income Service Class	11,487,299	10,528,733
TA Managed Risk - Balanced ETF Service Class	525,099,812	416,853,909
TA Managed Risk - Conservative ETF Service Class	142,848,137	110,972,009
TA Managed Risk - Growth ETF Service Class	218,413,179	427,721,544
TA Market Participation Strategy Service Class	39,277,943	50,349,715
TA MFS International Equity Initial Class	7,752,506	11,897,495
TA MFS International Equity Service Class	19,540,978	15,847,123
TA Morgan Stanley Capital Growth Initial Class	21,596,351	16,031,153
TA Morgan Stanley Capital Growth Service Class	25,360,196	15,898,290
TA Multi-Managed Balanced Initial Class	15,788,748	10,798,494
TA Multi-Managed Balanced Service Class	588,323,326	48,551,063
TA Multi-Manager Alternative Strategies Service Class	282,104	434,017
TA PIMCO Tactical - Balanced Service Class	63,731,599	54,076,246
TA PIMCO Tactical - Conservative Service Class	66,023,446	26,223,245
TA PIMCO Tactical - Growth Service Class	68,426,158	37,959,361
TA PIMCO Total Return Initial Class	29,516,882	41,598,569
TA PIMCO Total Return Service Class	124,702,318	132,841,877
TA PineBridge Inflation Opportunities Service Class	44,354,011	52,422,397
TA ProFunds UltraBear Service Class (OAM)	57,973,444	40,444,650
TA QS Investors Active Asset Allocation - Conservative Service Class	47,843,086	61,707,704
TA QS Investors Active Asset Allocation - Moderate Service Class	53,385,843	156,112,655
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	42,898,617	103,470,322
TA Small/Mid Cap Value Initial Class	15,326,266	19,459,717
TA Small/Mid Cap Value Service Class	35,327,647	19,697,005
TA T. Rowe Price Small Cap Initial Class	25,017,070	19,276,391
TA T. Rowe Price Small Cap Service Class	61,047,539	32,079,347

43

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

3. Investments (continued)

Subaccount	Purchases	Sales
TA Torray Concentrated Growth Initial Class	$4,696,565	$22,638,375
TA Torray Concentrated Growth Service Class	5,940,853	8,203,037
TA TS&W International Equity Initial Class	8,731,301	11,993,471
TA TS&W International Equity Service Class	10,353,900	11,743,263
TA WMC US Growth Initial Class	25,280,252	41,496,242
TA WMC US Growth Service Class	22,622,179	19,074,831
Vanguard® Equity Index	409,180	485,511
Vanguard® International	186,202	123,675
Vanguard® Mid-Cap Index	145,255	204,400
Vanguard® REIT Index	80,474	67,365
Vanguard® Short-Term Investment Grade	270,699	477,517
Vanguard® Total Bond Market Index	151,486	296,008
Voya Global Perspectives Class S Shares	926	422
Voya Large Cap Value Class S Shares	911	9
Voya Strategic Allocation Conservative Class S Shares	—	—
Voya Strategic Allocation Moderate Class S Shares	—	—
Wanger International	79,260	55,717
Wanger USA	44,962	117,223

44

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Balanced Wealth Strategy Class B Shares	4,577,856	(7,871,857)	(3,294,001)	7,801,858	(7,845,531)	(43,673)
AB Growth and Income Class B Shares	16,757,360	(17,469,368)	(712,008)	15,142,282	(22,912,376)	(7,770,094)
AB Large Cap Growth Class B Shares	617,367	(2,249,013)	(1,631,646)	372,492	(5,577,073)	(5,204,581)
American Funds - Asset Allocation Class 2 Shares	47,671,587	(27,321,969)	20,349,618	30,648,847	(38,928,994)	(8,280,147)
American Funds - Bond Class 2 Shares	20,476,877	(18,150,697)	2,326,180	15,687,246	(15,679,930)	7,316
American Funds - Growth Class 2 Shares	12,744,488	(13,575,516)	(831,028)	13,469,859	(9,801,718)	3,668,141
American Funds - Growth-Income Class 2 Shares	12,491,516	(9,359,598)	3,131,918	11,929,525	(10,795,719)	1,133,806
American Funds - International Class 2 Shares	8,751,397	(13,148,033)	(4,396,636)	13,262,738	(11,323,587)	1,939,151
BlackRock Basic Value V.I. Class I Shares	205,685	(1,011,112)	(805,427)	417,309	(2,768,680)	(2,351,371)
BlackRock Global Allocation V.I. Class I Shares	219,393	(1,007,025)	(787,632)	234,557	(2,517,324)	(2,282,767)
BlackRock High Yield V.I. Class I Shares	51,530	(448,970)	(397,440)	237,785	(983,239)	(745,454)
Catalyst Dividend Capture VA	28,250	(205,201)	(176,951)	113,790	(556,578)	(442,788)
Catalyst Insider Buying VA	61,397	(248,311)	(186,914)	60,627	(834,961)	(774,334)
Fidelity® VIP Balanced Service Class 2	28,760,829	(26,805,861)	1,954,968	37,501,703	(24,254,018)	13,247,685
Fidelity® VIP Contrafund® Initial Class	18,534	(106,705)	(88,171)	118,678	(132,728)	(14,050)
Fidelity® VIP Contrafund® Service Class 2	14,749,503	(28,635,135)	(13,885,632)	22,292,618	(48,472,864)	(26,180,246)
Fidelity® VIP Equity-Income Initial Class	12,302	(25,718)	(13,416)	—	(11,173)	(11,173)
Fidelity® VIP Equity-Income Service Class 2	337,338	(3,828,617)	(3,491,279)	216,384	(8,001,119)	(7,784,735)
Fidelity® VIP Growth Initial Class	8,151	(21,195)	(13,044)	—	(232)	(232)
Fidelity® VIP Growth Service Class 2	782,581	(4,585,757)	(3,803,176)	73,277	(6,604,685)	(6,531,408)
Fidelity® VIP Growth Opportunities Service Class 2	105,912	(201,872)	(95,960)	32,388	(282,670)	(250,282)
Fidelity® VIP Mid Cap Initial Class	560	(4,170)	(3,610)	16,572	(23,258)	(6,686)
Fidelity® VIP Mid Cap Service Class 2	8,057,888	(16,295,207)	(8,237,319)	10,441,124	(27,414,540)	(16,973,416)
Fidelity® VIP Value Strategies Initial Class	21,120	(23,855)	(2,735)	4,449	(3,231)	1,218
Fidelity® VIP Value Strategies Service Class 2	6,214,470	(11,246,409)	(5,031,939)	6,845,417	(17,139,712)	(10,294,295)
Franklin Founding Funds Allocation Class 4 Shares	509,827	(9,042,678)	(8,532,851)	391,716	(13,307,459)	(12,915,743)
Franklin Income Class 2 Shares	1,024,813	(13,767,939)	(12,743,126)	916,418	(22,435,970)	(21,519,552)

45

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Franklin Mutual Shares Class 2 Shares	181,921	(2,158,889)	(1,976,968)	225,716	(6,105,449)	(5,879,733)
Franklin Templeton Foreign Class 2 Shares	568,053	(5,820,055)	(5,252,002)	315,934	(11,044,639)	(10,728,705)
Invesco V.I. American Franchise Series II Shares	43,705	(662,328)	(618,623)	88,958	(1,722,892)	(1,633,934)
Invesco V.I. Value Opportunities Series II Shares	133,570	(2,455,738)	(2,322,168)	318,641	(5,300,561)	(4,981,920)
Janus Aspen - Enterprise Service Shares	231,691	(1,343,533)	(1,111,842)	286,041	(3,287,514)	(3,001,473)
Janus Aspen - Global Research Service Shares	369,955	(4,174,401)	(3,804,446)	350,685	(9,743,887)	(9,393,202)
Janus Aspen - Perkins Mid Cap Value Service Shares	15,068	(118,736)	(103,668)	28,662	(413,115)	(384,453)
MFS® New Discovery Service Class	634,982	(4,009,910)	(3,374,928)	338,083	(6,959,525)	(6,621,442)
MFS® Total Return Service Class	152,891	(4,401,290)	(4,248,399)	160,941	(10,279,469)	(10,118,528)
NVIT Emerging Markets Class D Shares	2,011	(104)	1,907	—	—	—
State Street Total Return V.I.S. Class 3 Shares	3,334,812	(6,485,858)	(3,151,046)	2,651,660	(6,425,521)	(3,773,861)
TA AB Dynamic Allocation Initial Class	1,240,382	(2,548,909)	(1,308,527)	3,215,771	(6,545,324)	(3,329,553)
TA AB Dynamic Allocation Service Class	6,008,368	(24,731,613)	(18,723,245)	14,960,285	(29,621,326)	(14,661,041)
TA Aegon Government Money Market Initial Class	56,224,988	(62,558,630)	(6,333,642)	92,230,347	(88,504,587)	3,725,760
TA Aegon Government Money Market Service Class	178,862,053	(200,684,879)	(21,822,826)	235,261,266	(229,681,523)	5,579,743
TA Aegon High Yield Bond Initial Class	6,640,395	(9,020,389)	(2,379,994)	8,206,539	(17,591,260)	(9,384,721)
TA Aegon High Yield Bond Service Class	24,001,274	(26,126,532)	(2,125,258)	23,771,596	(28,941,335)	(5,169,739)
TA Aegon U.S. Government Securities Initial Class	11,879,386	(9,868,404)	2,010,982	8,122,205	(17,590,816)	(9,468,611)
TA Aegon U.S. Government Securities Service Class	75,622,651	(75,528,728)	93,923	72,407,061	(50,138,862)	22,268,199
TA American Funds Managed Risk - Balanced Service Class	24,615,790	(963,868)	23,651,922	12,743,576	(171,797)	12,571,779
TA Asset Allocation - Conservative Initial Class	19,586,337	(31,111,191)	(11,524,854)	15,694,337	(43,125,299)	(27,430,962)
TA Asset Allocation - Conservative Service Class	30,018,868	(88,082,485)	(58,063,617)	34,431,167	(111,624,027)	(77,192,860)
TA Asset Allocation - Growth Initial Class	6,793,260	(24,512,256)	(17,718,996)	7,563,918	(53,444,296)	(45,880,378)
TA Asset Allocation - Growth Service Class	6,414,031	(21,921,775)	(15,507,744)	9,594,475	(18,261,524)	(8,667,049)
TA Asset Allocation - Moderate Initial Class	14,245,267	(33,604,411)	(19,359,144)	8,759,291	(82,353,501)	(73,594,210)
TA Asset Allocation - Moderate Service Class	28,826,637	(232,781,096)	(203,954,459)	59,164,618	(248,525,151)	(189,360,533)
TA Asset Allocation - Moderate Growth Initial Class	15,252,932	(42,180,513)	(26,927,581)	10,713,332	(91,234,803)	(80,521,471)

46

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Asset Allocation - Moderate Growth Service Class	44,580,749	(213,203,528)	(168,622,779)	63,459,578	(242,790,235)	(179,330,657)
TA Barrow Hanley Dividend Focused Initial Class	6,321,900	(20,767,712)	(14,445,812)	3,576,024	(47,958,892)	(44,382,868)
TA Barrow Hanley Dividend Focused Service Class	7,858,173	(10,458,110)	(2,599,937)	6,102,647	(13,773,168)	(7,670,521)
TA BlackRock Equity Smart Beta 100 Service Class	2,356,687	(154,038)	2,202,649	—	—	—
TA BlackRock Global Allocation Service Class	31,886,592	(87,490,264)	(55,603,672)	29,409,552	(103,347,929)	(73,938,377)
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	6,377,216	(2,623,136)	3,754,080	13,691,559	(1,076,808)	12,614,751
TA BlackRock Global Allocation Managed Risk - Growth Service Class	5,040,120	(2,836,125)	2,203,995	15,825,759	(609,610)	15,216,149
TA BlackRock Smart Beta 50 Service Class	4,361,085	(231,041)	4,130,044	—	—	—
TA BlackRock Smart Beta 75 Service Class	1,192,778	(69,530)	1,123,248	—	—	—
TA BlackRock Tactical Allocation Service Class	21,474,186	(69,537,978)	(48,063,792)	32,416,992	(84,494,910)	(52,077,918)
TA Clarion Global Real Estate Securities Initial Class	1,856,319	(4,051,687)	(2,195,368)	2,822,406	(7,047,644)	(4,225,238)
TA Clarion Global Real Estate Securities Service Class	4,555,494	(10,572,342)	(6,016,848)	6,690,081	(13,563,450)	(6,873,369)
TA International Moderate Growth Initial Class	1,849	(630)	1,219	584	(597)	(13)
TA International Moderate Growth Service Class	16,224,478	(63,931,554)	(47,707,076)	36,293,009	(55,311,200)	(19,018,191)
TA Janus Balanced Service Class	39,032,182	(33,567,931)	5,464,251	56,037,894	(19,753,359)	36,284,535
TA Janus Mid-Cap Growth Initial Class	4,131,990	(8,874,027)	(4,742,037)	3,606,230	(20,617,256)	(17,011,026)
TA Janus Mid-Cap Growth Service Class	3,608,727	(7,851,191)	(4,242,464)	4,119,905	(5,868,903)	(1,748,998)
TA Jennison Growth Initial Class	4,439,921	(16,655,789)	(12,215,868)	6,382,952	(33,490,066)	(27,107,114)
TA Jennison Growth Service Class	4,138,539	(9,768,111)	(5,629,572)	8,574,158	(5,806,628)	2,767,530
TA JPMorgan Core Bond Service Class	25,022,781	(20,520,038)	4,502,743	20,389,056	(23,149,849)	(2,760,793)
TA JPMorgan Enhanced Index Initial Class	4,996,032	(7,280,429)	(2,284,397)	7,566,713	(15,205,669)	(7,638,956)
TA JPMorgan Enhanced Index Service Class	3,811,970	(3,374,799)	437,171	3,741,009	(4,283,653)	(542,644)
TA JPMorgan Mid Cap Value Service Class	13,507,757	(10,763,245)	2,744,512	12,008,812	(14,288,798)	(2,279,986)
TA JPMorgan Tactical Allocation Service Class	33,415,860	(42,376,743)	(8,960,883)	48,290,396	(33,980,066)	14,310,330
TA Legg Mason Dynamic Allocation - Balanced Service Class	27,463,153	(41,259,723)	(13,796,570)	81,884,699	(27,517,681)	54,367,018
TA Legg Mason Dynamic Allocation - Growth Service Class	17,413,891	(34,950,045)	(17,536,154)	64,960,448	(15,138,136)	49,822,312
TA Madison Balanced Allocation Service Class	1,707,056	(3,336,316)	(1,629,260)	1,934,921	(3,160,832)	(1,225,911)

47

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Madison Conservative Allocation Service Class	733,244	(4,546,770)	(3,813,526)	1,895,479	(4,542,885)	(2,647,406)
TA Madison Diversified Income Service Class	2,446,006	(4,650,935)	(2,204,929)	2,198,068	(4,568,649)	(2,370,581)
TA Managed Risk - Balanced ETF Service Class	70,078,652	(179,753,782)	(109,675,130)	165,638,917	(172,416,949)	(6,778,032)
TA Managed Risk - Conservative ETF Service Class	31,195,491	(51,716,980)	(20,521,489)	41,392,316	(60,246,538)	(18,854,222)
TA Managed Risk - Growth ETF Service Class	37,846,184	(210,585,217)	(172,739,033)	87,101,410	(232,402,552)	(145,301,142)
TA Market Participation Strategy Service Class	9,303,963	(15,003,497)	(5,699,534)	21,959,357	(15,044,527)	6,914,830
TA MFS International Equity Initial Class	4,529,027	(8,434,870)	(3,905,843)	8,404,497	(13,801,042)	(5,396,545)
TA MFS International Equity Service Class	4,704,689	(7,974,528)	(3,269,839)	9,682,318	(6,764,133)	2,918,185
TA Morgan Stanley Capital Growth Initial Class	3,486,371	(7,070,316)	(3,583,945)	3,730,426	(15,683,446)	(11,953,020)
TA Morgan Stanley Capital Growth Service Class	3,011,586	(5,230,043)	(2,218,457)	7,366,786	(4,368,728)	2,998,058
TA Multi-Managed Balanced Initial Class	5,998,439	(4,667,176)	1,331,263	8,087,764	(8,835,296)	(747,532)
TA Multi-Managed Balanced Service Class	96,343,104	(19,787,266)	76,555,838	35,095,546	(26,917,281)	8,178,265
TA Multi-Manager Alternative Strategies Service Class	24,930	(42,740)	(17,810)	95,383	(13,192)	82,191
TA PIMCO Tactical - Balanced Service Class	20,422,364	(22,592,129)	(2,169,765)	22,563,435	(23,251,724)	(688,289)
TA PIMCO Tactical - Conservative Service Class	15,470,938	(11,805,874)	3,665,064	24,612,310	(13,240,593)	11,371,717
TA PIMCO Tactical - Growth Service Class	14,216,644	(16,190,983)	(1,974,339)	34,188,794	(12,190,050)	21,998,744
TA PIMCO Total Return Initial Class	16,071,319	(25,031,254)	(8,959,935)	19,350,446	(52,527,210)	(33,176,764)
TA PIMCO Total Return Service Class	29,868,111	(72,805,371)	(42,937,260)	30,023,649	(85,619,885)	(55,596,236)
TA PineBridge Inflation Opportunities Service Class	11,765,833	(20,093,418)	(8,327,585)	7,363,268	(18,268,700)	(10,905,432)
TA ProFunds UltraBear Service Class (OAM)	686,441,209	(535,616,523)	150,824,686	339,489,718	(137,519,758)	201,969,960
TA QS Investors Active Asset Allocation - Conservative Service Class	10,145,092	(33,723,903)	(23,578,811)	19,305,354	(39,319,996)	(20,014,642)
TA QS Investors Active Asset Allocation - Moderate Service Class	10,330,505	(63,026,944)	(52,696,439)	28,389,273	(64,786,251)	(36,396,978)
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	7,740,285	(50,946,692)	(43,206,407)	29,591,498	(60,569,570)	(30,978,072)
TA Small/Mid Cap Value Initial Class	522,126	(4,143,308)	(3,621,182)	203,353	(6,763,971)	(6,560,618)
TA Small/Mid Cap Value Service Class	7,977,974	(8,084,028)	(106,054)	3,909,098	(7,639,444)	(3,730,346)

48

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA T. Rowe Price Small Cap Initial Class	5,548,522	(8,335,225)	(2,786,703)	6,339,554	(15,544,885)	(9,205,331)
TA T. Rowe Price Small Cap Service Class	6,357,624	(8,494,242)	(2,136,618)	8,716,699	(7,906,280)	810,419
TA Torray Concentrated Growth Initial Class	1,616,487	(6,791,243)	(5,174,756)	1,425,182	(13,902,997)	(12,477,815)
TA Torray Concentrated Growth Service Class	1,403,687	(3,156,100)	(1,752,413)	1,350,897	(4,156,367)	(2,805,470)
TA TS&W International Equity Initial Class	4,441,998	(7,067,853)	(2,625,855)	4,983,675	(11,391,476)	(6,407,801)
TA TS&W International Equity Service Class	2,249,231	(5,495,812)	(3,246,581)	5,116,331	(4,231,392)	884,939
TA WMC US Growth Initial Class	8,822,726	(24,557,097)	(15,734,371)	5,578,590	(43,579,369)	(38,000,779)
TA WMC US Growth Service Class	3,710,129	(6,247,767)	(2,537,638)	7,929,698	(7,008,341)	921,357
Vanguard® Equity Index	159,092	(209,979)	(50,887)	119,463	(133,545)	(14,082)
Vanguard® International	54,824	(39,634)	15,190	315,650	(279,769)	35,881
Vanguard® Mid-Cap Index	29,372	(102,492)	(73,120)	126,217	(59,319)	66,898
Vanguard® REIT Index	23,905	(37,266)	(13,361)	12,682	(37,150)	(24,468)
Vanguard® Short-Term Investment Grade	107,340	(243,629)	(136,289)	354,890	(139,716)	215,174
Vanguard® Total Bond Market Index	16,267	(114,873)	(98,606)	109,371	(146,453)	(37,082)
Voya Global Perspectives Class S Shares	55	(23)	32	1,633	—	1,633
Voya Large Cap Value Class S Shares	97	—	97	—	—	—
Voya Strategic Allocation Conservative Class S Shares	—	—	—	—	—	—
Voya Strategic Allocation Moderate Class S Shares	—	—	—	—	—	—
Wanger International	24,261	(42,512)	(18,251)	19,662	(5,083)	14,579
Wanger USA	918	(66,956)	(66,038)	101,080	(56,603)	44,477

49

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Balanced Wealth Strategy Class B Shares	$11,799,095	$(15,714,012)	$(3,914,917)	$19,605,958	$(15,483,192)	$4,122,766
AB Growth and Income Class B Shares	45,454,355	(37,807,978)	7,646,377	49,941,550	(45,341,682)	4,599,868
AB Large Cap Growth Class B Shares	916,454	(3,458,770)	(2,542,316)	545,577	(8,473,180)	(7,927,603)
American Funds - Asset Allocation Class 2 Shares	146,972,375	(65,369,472)	81,602,903	124,380,921	(78,576,824)	45,804,097
American Funds - Bond Class 2 Shares	65,269,511	(32,378,552)	32,890,959	58,518,428	(30,072,016)	28,446,412
American Funds - Growth Class 2 Shares	75,975,624	(36,136,560)	39,839,064	86,978,559	(28,064,044)	58,914,515
American Funds - Growth-Income Class 2 Shares	78,385,499	(30,443,784)	47,941,715	90,182,553	(32,011,803)	58,170,750
American Funds - International Class 2 Shares	40,700,972	(28,476,097)	12,224,875	49,168,371	(19,371,162)	29,797,209
BlackRock Basic Value V.I. Class I Shares	580,348	(2,566,375)	(1,986,027)	1,096,068	(7,258,644)	(6,162,576)
BlackRock Global Allocation V.I. Class I Shares	373,087	(1,836,075)	(1,462,988)	530,254	(5,244,293)	(4,714,039)
BlackRock High Yield V.I. Class I Shares	115,750	(991,567)	(875,817)	530,478	(2,220,466)	(1,689,988)
Catalyst Dividend Capture VA	38,967	(285,328)	(246,361)	156,660	(768,373)	(611,713)
Catalyst Insider Buying VA	79,661	(320,183)	(240,522)	83,923	(1,182,004)	(1,098,081)
Fidelity® VIP Balanced Service Class 2	68,631,757	(47,677,413)	20,954,344	94,813,150	(41,647,072)	53,166,078
Fidelity® VIP Contrafund® Initial Class	53,743	(363,078)	(309,335)	265,899	(338,896)	(72,997)
Fidelity® VIP Contrafund® Service Class 2	73,039,231	(73,098,881)	(59,650)	100,082,541	(111,094,487)	(11,011,946)
Fidelity® VIP Equity-Income Initial Class	16,848	(34,721)	(17,873)	—	(15,968)	(15,968)
Fidelity® VIP Equity-Income Service Class 2	539,694	(6,256,068)	(5,716,374)	355,262	(13,385,189)	(13,029,927)
Fidelity® VIP Growth Initial Class	12,359	(32,093)	(19,734)	—	(366)	(366)
Fidelity® VIP Growth Service Class 2	1,216,160	(7,003,096)	(5,786,936)	112,598	(10,180,299)	(10,067,701)
Fidelity® VIP Growth Opportunities Service Class 2	176,363	(324,365)	(148,002)	46,129	(484,322)	(438,193)
Fidelity® VIP Mid Cap Initial Class	3,633	(8,168)	(4,535)	25,958	(32,824)	(6,866)
Fidelity® VIP Mid Cap Service Class 2	35,863,728	(46,414,278)	(10,550,550)	46,196,218	(85,481,167)	(39,284,949)
Fidelity® VIP Value Strategies Initial Class	139,023	(61,180)	77,843	9,654	(20,984)	(11,330)
Fidelity® VIP Value Strategies Service Class 2	19,606,698	(24,554,974)	(4,948,276)	24,731,476	(38,424,793)	(13,693,317)
Franklin Founding Funds Allocation Class 4 Shares	858,522	(15,818,199)	(14,959,677)	685,287	(24,529,729)	(23,844,442)
Franklin Income Class 2 Shares	1,269,839	(17,257,972)	(15,988,133)	1,180,666	(28,901,735)	(27,721,069)

50

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Franklin Mutual Shares Class 2 Shares	$219,238	$(2,546,233)	$(2,326,995)	$270,448	$(7,413,831)	$(7,143,383)
Franklin Templeton Foreign Class 2 Shares	503,266	(5,259,884)	(4,756,618)	320,381	(11,070,828)	(10,750,447)
Invesco V.I. American Franchise Series II Shares	60,086	(948,186)	(888,100)	132,116	(2,509,509)	(2,377,393)
Invesco V.I. Value Opportunities Series II Shares	159,102	(2,988,206)	(2,829,104)	410,570	(7,126,522)	(6,715,952)
Janus Aspen - Enterprise Service Shares	473,566	(2,420,919)	(1,947,353)	429,501	(5,446,234)	(5,016,733)
Janus Aspen - Global Research Service Shares	403,895	(4,475,998)	(4,072,103)	418,985	(11,059,859)	(10,640,874)
Janus Aspen - Perkins Mid Cap Value Service Shares	30,526	(230,573)	(200,047)	59,580	(853,668)	(794,088)
MFS® New Discovery Service Class	1,217,815	(7,566,641)	(6,348,826)	690,362	(14,296,438)	(13,606,076)
MFS® Total Return Service Class	242,335	(7,275,654)	(7,033,319)	263,981	(17,167,751)	(16,903,770)
NVIT Emerging Markets Class D Shares	20,512	(1,018)	19,494	—	—	—
State Street Total Return V.I.S. Class 3 Shares	6,298,949	(9,554,300)	(3,255,351)	8,022,270	(10,200,305)	(2,178,035)
TA AB Dynamic Allocation Initial Class	1,943,780	(4,071,280)	(2,127,500)	5,254,139	(10,574,503)	(5,320,364)
TA AB Dynamic Allocation Service Class	32,344,874	(40,769,929)	(8,425,055)	57,423,367	(43,848,495)	13,574,872
TA Aegon Government Money Market Initial Class	61,962,295	(68,915,366)	(6,953,071)	102,752,128	(98,063,592)	4,688,536
TA Aegon Government Money Market Service Class	352,217,056	(346,626,708)	5,590,348	463,894,406	(420,487,760)	43,406,646
TA Aegon High Yield Bond Initial Class	13,583,955	(18,261,572)	(4,677,617)	16,306,947	(35,026,893)	(18,719,946)
TA Aegon High Yield Bond Service Class	75,925,907	(76,292,580)	(366,673)	74,921,382	(61,099,819)	13,821,563
TA Aegon U.S. Government Securities Initial Class	18,913,159	(15,493,846)	3,419,313	12,987,312	(28,774,003)	(15,786,691)
TA Aegon U.S. Government Securities Service Class	284,020,839	(245,598,511)	38,422,328	287,041,090	(143,236,861)	143,804,229
TA American Funds Managed Risk - Balanced Service Class	239,322,229	(9,372,664)	229,949,565	123,002,523	(1,645,235)	121,357,288
TA Asset Allocation - Conservative Initial Class	30,750,848	(49,383,047)	(18,632,199)	25,508,420	(68,816,999)	(43,308,579)
TA Asset Allocation - Conservative Service Class	112,211,098	(159,508,140)	(47,297,042)	166,974,107	(182,365,531)	(15,391,424)
TA Asset Allocation - Growth Initial Class	11,114,899	(40,685,782)	(29,570,883)	13,398,156	(94,719,680)	(81,321,524)
TA Asset Allocation - Growth Service Class	25,299,082	(44,393,033)	(19,093,951)	39,501,742	(38,341,458)	1,160,284
TA Asset Allocation - Moderate Initial Class	24,091,043	(55,205,650)	(31,114,607)	14,853,309	(140,266,316)	(125,413,007)
TA Asset Allocation - Moderate Service Class	123,033,381	(456,390,503)	(333,357,122)	368,583,257	(450,804,558)	(82,221,301)
TA Asset Allocation - Moderate Growth Initial Class	25,811,572	(71,142,404)	(45,330,832)	18,504,214	(160,997,891)	(142,493,677)

51

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA Asset Allocation - Moderate Growth Service Class	$210,725,982	$(381,149,937)	$(170,423,955)	$375,661,496	$(424,163,019)	$(48,501,523)
TA Barrow Hanley Dividend Focused Initial Class	13,456,258	(42,475,493)	(29,019,235)	7,271,310	(99,243,764)	(91,972,454)
TA Barrow Hanley Dividend Focused Service Class	28,239,471	(23,234,425)	5,005,046	28,042,100	(28,312,034)	(269,934)
TA BlackRock Equity Smart Beta 100 Service Class	24,665,460	(1,563,133)	23,102,327	—	—	—
TA BlackRock Global Allocation Service Class	199,822,270	(147,952,759)	51,869,511	150,074,959	(168,876,868)	(18,801,909)
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	59,155,665	(24,317,213)	34,838,452	136,214,051	(10,437,751)	125,776,300
TA BlackRock Global Allocation Managed Risk - Growth Service Class	45,467,475	(25,620,528)	19,846,947	156,260,385	(5,876,988)	150,383,397
TA BlackRock Smart Beta 50 Service Class	44,618,681	(2,357,925)	42,260,756	—	—	—
TA BlackRock Smart Beta 75 Service Class	12,177,322	(712,728)	11,464,594	—	—	—
TA BlackRock Tactical Allocation Service Class	139,679,982	(146,272,966)	(6,592,984)	192,226,037	(162,060,632)	30,165,405
TA Clarion Global Real Estate Securities Initial Class	4,770,168	(9,804,379)	(5,034,211)	7,195,217	(17,726,284)	(10,531,067)
TA Clarion Global Real Estate Securities Service Class	15,554,106	(19,592,006)	(4,037,900)	22,032,698	(22,725,233)	(692,535)
TA International Moderate Growth Initial Class	2,115	(734)	1,381	712	(694)	18
TA International Moderate Growth Service Class	46,164,977	(87,691,198)	(41,526,221)	126,666,088	(68,431,395)	58,234,693
TA Janus Balanced Service Class	177,183,176	(70,823,955)	106,359,221	254,589,601	(35,882,352)	218,707,249
TA Janus Mid-Cap Growth Initial Class	5,272,371	(11,531,023)	(6,258,652)	5,361,977	(30,721,908)	(25,359,931)
TA Janus Mid-Cap Growth Service Class	13,863,427	(16,014,159)	(2,150,732)	17,842,097	(13,888,480)	3,953,617
TA Jennison Growth Initial Class	7,698,925	(27,888,568)	(20,189,643)	11,680,403	(57,885,955)	(46,205,552)
TA Jennison Growth Service Class	23,200,977	(28,169,979)	(4,969,002)	38,232,929	(15,418,804)	22,814,125
TA JPMorgan Core Bond Service Class	87,412,186	(36,057,485)	51,354,701	74,177,200	(37,860,757)	36,316,443
TA JPMorgan Enhanced Index Initial Class	10,385,101	(14,493,210)	(4,108,109)	15,564,612	(30,149,443)	(14,584,831)
TA JPMorgan Enhanced Index Service Class	17,101,303	(8,794,189)	8,307,114	16,404,629	(11,988,475)	4,416,154
TA JPMorgan Mid Cap Value Service Class	57,022,033	(35,715,661)	21,306,372	53,450,485	(40,266,396)	13,184,089
TA JPMorgan Tactical Allocation Service Class	210,438,567	(85,966,116)	124,472,451	345,799,124	(54,429,866)	291,369,258
TA Legg Mason Dynamic Allocation - Balanced Service Class	174,350,460	(102,326,291)	72,024,169	476,970,988	(52,171,384)	424,799,604
TA Legg Mason Dynamic Allocation - Growth Service Class	91,439,069	(93,858,145)	(2,419,076)	295,199,364	(40,281,874)	254,917,490

52

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA Madison Balanced Allocation Service Class	$10,074,472	$(7,637,764)	$2,436,708	$10,848,018	$(4,984,028)	$5,863,990
TA Madison Conservative Allocation Service Class	5,464,541	(8,560,746)	(3,096,205)	10,647,199	(9,685,203)	961,996
TA Madison Diversified Income Service Class	9,468,357	(9,226,249)	242,108	12,797,854	(7,326,662)	5,471,192
TA Managed Risk - Balanced ETF Service Class	412,893,951	(371,162,608)	41,731,343	1,432,244,387	(286,222,333)	1,146,022,054
TA Managed Risk - Conservative ETF Service Class	126,094,830	(103,721,852)	22,372,978	176,559,511	(101,853,850)	74,705,661
TA Managed Risk - Growth ETF Service Class	183,488,838	(400,503,829)	(217,014,991)	510,051,434	(394,525,091)	115,526,343
TA Market Participation Strategy Service Class	33,875,388	(45,897,311)	(12,021,923)	92,881,130	(37,132,409)	55,748,721
TA MFS International Equity Initial Class	6,490,882	(11,171,817)	(4,680,935)	12,548,963	(20,582,593)	(8,033,630)
TA MFS International Equity Service Class	18,223,889	(15,111,152)	3,112,737	35,408,556	(12,876,527)	22,532,029
TA Morgan Stanley Capital Growth Initial Class	7,456,615	(14,813,587)	(7,356,972)	8,296,460	(33,510,025)	(25,213,565)
TA Morgan Stanley Capital Growth Service Class	17,294,161	(15,320,277)	1,973,884	26,952,411	(12,019,182)	14,933,229
TA Multi-Managed Balanced Initial Class	12,785,644	(9,900,610)	2,885,034	17,383,761	(18,540,861)	(1,157,100)
TA Multi-Managed Balanced Service Class	567,124,285	(45,268,051)	521,856,234	134,043,594	(52,729,775)	81,313,819
TA Multi-Manager Alternative Strategies Service Class	242,550	(418,436)	(175,886)	981,560	(133,101)	848,459
TA PIMCO Tactical - Balanced Service Class	64,517,391	(48,576,481)	15,940,910	105,336,879	(43,193,378)	62,143,501
TA PIMCO Tactical - Conservative Service Class	66,357,295	(24,261,279)	42,096,016	120,176,789	(21,164,029)	99,012,760
TA PIMCO Tactical - Growth Service Class	70,321,227	(35,494,192)	34,827,035	152,748,106	(21,943,100)	130,805,006
TA PIMCO Total Return Initial Class	25,341,461	(39,256,364)	(13,914,903)	30,262,269	(82,033,931)	(51,771,662)
TA PIMCO Total Return Service Class	108,085,761	(123,880,043)	(15,794,282)	114,663,894	(133,552,210)	(18,888,316)
TA PineBridge Inflation Opportunities Service Class	44,051,179	(50,651,923)	(6,600,744)	32,381,221	(28,536,010)	3,845,211
TA ProFunds UltraBear Service Class (OAM)	58,145,177	(40,010,998)	18,134,179	31,161,320	(11,591,120)	19,570,200
TA QS Investors Active Asset Allocation - Conservative Service Class	43,554,540	(57,194,103)	(13,639,563)	101,083,668	(64,813,220)	36,270,448
TA QS Investors Active Asset Allocation - Moderate Service Class	38,093,100	(139,643,708)	(101,550,608)	168,202,683	(126,315,140)	41,887,543
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	38,457,289	(97,257,344)	(58,800,055)	154,099,842	(102,673,057)	51,426,785
TA Small/Mid Cap Value Initial Class	2,380,933	(17,828,894)	(15,447,961)	926,676	(28,800,981)	(27,874,305)

53

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA Small/Mid Cap Value Service Class	$25,805,765	$(18,772,598)	$7,033,167	$18,619,175	$(17,156,949)	$1,462,226
TA T. Rowe Price Small Cap Initial Class	12,421,822	(18,025,678)	(5,603,856)	14,837,053	(35,045,275)	(20,208,222)
TA T. Rowe Price Small Cap Service Class	39,755,899	(30,486,576)	9,269,323	52,103,983	(26,980,857)	25,123,126
TA Torray Concentrated Growth Initial Class	4,145,727	(20,676,658)	(16,530,931)	4,671,432	(41,320,487)	(36,649,055)
TA Torray Concentrated Growth Service Class	5,967,912	(7,793,461)	(1,825,549)	7,075,189	(9,157,001)	(2,081,812)
TA TS&W International Equity Initial Class	6,916,000	(11,128,086)	(4,212,086)	8,998,255	(20,306,583)	(11,308,328)
TA TS&W International Equity Service Class	9,555,073	(11,349,653)	(1,794,580)	15,374,497	(7,802,620)	7,571,877
TA WMC US Growth Initial Class	14,451,763	(38,298,431)	(23,846,668)	9,071,647	(68,370,340)	(59,298,693)
TA WMC US Growth Service Class	18,622,658	(18,021,387)	601,271	31,947,154	(15,950,196)	15,996,958
Vanguard® Equity Index	324,385	(472,685)	(148,300)	1,182,922	(277,698)	905,224
Vanguard® International	147,782	(115,724)	32,058	1,143,115	(355,115)	788,000
Vanguard® Mid-Cap Index	69,512	(198,718)	(129,206)	619,165	(135,276)	483,889
Vanguard® REIT Index	45,917	(64,909)	(18,992)	93,721	(63,912)	29,809
Vanguard® Short-Term Investment Grade	217,258	(459,779)	(242,521)	1,653,362	(222,113)	1,431,249
Vanguard® Total Bond Market Index	111,343	(285,834)	(174,491)	1,004,123	(198,190)	805,933
Voya Global Perspectives Class S Shares	515	(219)	296	15,178	1	15,179
Voya Large Cap Value Class S Shares	862	1	863	—	—	—
Voya Strategic Allocation Conservative Class S Shares	—	—	—	—	—	—
Voya Strategic Allocation Moderate Class S Shares	—	—	—	—	—	—
Wanger International	50,848	(54,286)	(3,438)	92,864	(6,551)	86,313
Wanger USA	1,329	(116,170)	(114,841)	218,105	(132,764)	85,341

54

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
AB Balanced Wealth Strategy Class B Shares
12/31/2016	44,034,478	$12.01	to	$1.63	$94,083,857	1.82%	0.65%	to	2.65%	3.77%	to	1.75%
12/31/2015	47,328,479	11.58	to	1.60	95,500,596	2.02	0.65	to	2.65	0.64	to	(1.32)
12/31/2014	47,372,152	11.51	to	1.62	91,875,603	2.43	0.65	to	2.65	6.42	to	4.34
12/31/2013	50,928,333	1.19	to	1.56	87,360,846	2.31	0.65	to	2.65	15.52	to	13.27
12/31/2012	47,661,048	1.03	to	1.37	67,988,859	1.93	0.65	to	2.65	12.64	to	10.43
AB Growth and Income Class B Shares
12/31/2016	86,181,039	2.02	to	1.37	220,284,665	0.84	0.30	to	2.30	10.74	to	8.58
12/31/2015	86,893,047	1.82	to	1.26	194,307,335	1.19	0.30	to	2.30	1.12	to	(0.85)
12/31/2014	94,663,141	1.80	to	1.27	190,026,748	1.14	0.30	to	2.30	8.96	to	6.83
12/31/2013	96,773,079	1.65	to	1.19	156,306,109	1.06	0.30	to	2.30	34.19	to	31.57
12/31/2012	77,780,377	1.23	to	0.91	89,263,201	1.32	0.30	to	2.30	16.89	to	14.59
AB Large Cap Growth Class B Shares
12/31/2016	17,594,877	2.12	to	1.57	28,324,370	—	0.30	to	2.30	2.05	to	0.06
12/31/2015	19,226,523	2.08	to	1.57	30,693,993	—	0.30	to	2.30	10.52	to	8.36
12/31/2014	24,431,104	1.88	to	1.45	35,592,264	—	0.30	to	2.30	13.50	to	11.28
12/31/2013	27,375,375	1.66	to	1.30	35,597,034	—	0.30	to	2.30	36.59	to	33.92
12/31/2012	30,870,141	1.21	to	0.97	29,684,480	0.03	0.30	to	2.30	16.35	to	14.06
American Funds - Asset Allocation Class 2 Shares
12/31/2016	250,143,519	12.88	to	1.60	634,039,608	1.74	0.75	to	2.75	8.60	to	6.49
12/31/2015	229,793,901	11.86	to	1.50	511,723,809	1.70	0.75	to	2.75	0.64	to	(1.31)
12/31/2014	238,074,048	11.78	to	1.52	468,882,755	1.58	0.75	to	2.75	4.61	to	2.57
12/31/2013	233,042,233	1.33	to	1.48	379,469,267	1.66	0.75	to	2.75	22.77	to	20.38
12/31/2012	169,210,476	1.08	to	1.23	214,081,441	2.12	0.75	to	2.75	15.32	to	13.07
American Funds - Bond Class 2 Shares
12/31/2016	86,249,797	10.24	to	1.04	202,687,185	1.75	0.75	to	2.75	2.18	to	0.20
12/31/2015	83,923,617	10.03	to	1.04	168,449,072	1.79	0.75	to	2.75	(0.47)	to	(2.41)
12/31/2014	83,916,301	10.07	to	1.06	142,447,050	2.18	0.75	to	2.75	4.50	to	2.46
12/31/2013	85,631,756	1.05	to	1.04	103,432,773	1.87	0.75	to	2.75	(2.89)	to	(4.78)
12/31/2012	84,904,847	1.08	to	1.09	95,250,272	3.06	0.75	to	2.75	4.59	to	2.54
American Funds - Growth Class 2 Shares
12/31/2016	68,512,929	14.77	to	1.85	301,070,692	0.84	0.75	to	2.60	8.67	to	6.72
12/31/2015	69,343,957	13.59	to	1.74	241,712,021	0.67	0.75	to	2.60	6.06	to	4.15
12/31/2014	65,675,816	12.81	to	1.67	174,197,876	0.95	0.75	to	2.60	7.70	to	5.76
12/31/2013	61,017,259	1.32	to	1.58	116,392,175	1.03	0.75	to	2.60	29.13	to	26.81
12/31/2012	50,472,876	1.02	to	1.24	64,264,152	0.90	0.75	to	2.60	17.01	to	14.89
American Funds - Growth-Income Class 2 Shares
12/31/2016	60,127,114	14.69	to	1.81	308,892,051	1.61	0.75	to	2.60	10.69	to	8.70
12/31/2015	56,995,196	13.27	to	1.66	236,097,115	1.44	0.75	to	2.60	0.70	to	(1.12)
12/31/2014	55,861,390	13.18	to	1.68	180,173,950	1.59	0.75	to	2.60	9.81	to	7.83
12/31/2013	47,215,255	1.41	to	1.56	93,879,498	1.63	0.75	to	2.60	32.51	to	30.12
12/31/2012	36,300,214	1.06	to	1.20	44,580,566	1.93	0.75	to	2.60	16.60	to	14.49
American Funds - International Class 2 Shares
12/31/2016	49,934,063	10.66	to	1.04	129,648,359	1.48	0.75	to	2.60	2.76	to	0.92
12/31/2015	54,330,699	10.37	to	1.03	114,935,590	1.62	0.75	to	2.60	(5.24)	to	(6.95)
12/31/2014	52,391,548	10.94	to	1.11	94,057,736	1.62	0.75	to	2.60	(3.38)	to	(5.12)
12/31/2013	50,035,861	1.10	to	1.17	69,810,558	1.55	0.75	to	2.60	20.73	to	18.55
12/31/2012	40,673,990	0.91	to	0.99	41,084,363	1.66	0.75	to	2.60	17.02	to	14.90

55

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
BlackRock Basic Value V.I. Class I Shares
12/31/2016	8,011,814	$2.21	to	$2.40	$22,069,925	1.52%	1.25%	to	2.30%	16.73%	to	15.54%
12/31/2015	8,817,241	1.89	to	2.07	20,857,527	1.42	1.25	to	2.30	(7.11)	to	(8.07)
12/31/2014	11,168,612	2.04	to	2.26	28,532,280	1.38	1.25	to	2.30	8.57	to	7.46
12/31/2013	12,781,068	1.88	to	2.10	30,389,242	1.44	1.25	to	2.30	36.37	to	34.97
12/31/2012	14,266,398	1.38	to	1.56	25,008,298	1.71	1.25	to	2.30	12.63	to	11.47
BlackRock Global Allocation V.I. Class I Shares
12/31/2016	7,054,931	2.66	to	2.61	13,393,563	1.25	1.25	to	2.30	2.83	to	1.78
12/31/2015	7,842,563	2.58	to	2.57	14,520,562	1.04	1.25	to	2.30	(1.94)	to	(2.94)
12/31/2014	10,125,330	2.63	to	2.64	19,447,094	2.05	1.25	to	2.30	0.85	to	(0.19)
12/31/2013	11,656,814	2.61	to	2.65	22,385,439	1.15	1.25	to	2.30	13.34	to	12.18
12/31/2012	12,057,417	2.30	to	2.36	20,528,710	1.45	1.25	to	2.30	8.91	to	7.79
BlackRock High Yield V.I. Class I Shares
12/31/2016	2,044,390	2.44	to	1.99	4,838,768	5.46	1.25	to	2.30	11.52	to	10.38
12/31/2015	2,441,830	2.19	to	1.80	5,188,905	5.10	1.25	to	2.30	(4.77)	to	(5.74)
12/31/2014	3,187,284	2.30	to	1.91	7,122,273	5.37	1.25	to	2.30	1.62	to	0.58
12/31/2013	3,709,697	2.26	to	1.90	8,168,931	5.90	1.25	to	2.30	7.99	to	6.88
12/31/2012	4,567,350	2.10	to	1.78	9,321,250	6.57	1.25	to	2.30	14.23	to	13.05
Catalyst Dividend Capture VA
12/31/2016	1,558,996	1.43	to	1.30	2,218,052	4.61	1.30	to	2.30	5.60	to	4.57
12/31/2015	1,735,947	1.35	to	1.25	2,340,269	4.11	1.30	to	2.30	(4.30)	to	(5.24)
12/31/2014	2,178,735	1.41	to	1.32	3,069,679	4.32	1.30	to	2.30	8.75	to	7.68
12/31/2013	3,214,274	1.30	to	1.22	4,166,880	3.17	1.30	to	2.30	18.42	to	17.27
12/31/2012	2,751,811	1.10	to	1.04	3,013,918	4.83	1.30	to	2.30	10.03	to	8.95
Catalyst Insider Buying VA
12/31/2016	1,753,688	1.47	to	1.34	2,561,942	0.64	1.30	to	2.30	9.58	to	8.52
12/31/2015	1,940,602	1.34	to	1.24	2,588,982	0.51	1.30	to	2.30	(8.36)	to	(9.25)
12/31/2014	2,714,936	1.46	to	1.36	3,951,760	0.42	1.30	to	2.30	(3.32)	to	(4.27)
12/31/2013	3,253,720	1.51	to	1.42	4,902,232	0.34	1.30	to	2.30	30.23	to	28.96
12/31/2012	3,178,655	1.16	to	1.10	3,678,626	—	1.30	to	2.30	21.04	to	19.86
Fidelity® VIP Balanced Service Class 2
12/31/2016	161,273,927	1.66	to	1.38	336,960,896	1.26	0.30	to	2.45	6.66	to	4.43
12/31/2015	159,318,959	1.56	to	1.32	299,484,731	1.43	0.30	to	2.45	0.06	to	(2.04)
12/31/2014	146,071,274	1.56	to	1.35	250,216,054	1.51	0.30	to	2.45	9.69	to	7.39
12/31/2013	129,108,936	1.42	to	1.26	181,860,843	1.44	0.30	to	2.45	18.93	to	16.43
12/31/2012	117,724,325	1.19	to	1.08	132,706,666	1.76	0.30	to	2.45	14.47	to	12.06
Fidelity® VIP Contrafund® Initial Class
12/31/2016	113,495	1.80	to	1.57	431,681	0.73	0.30	to	1.00	7.68	to	6.93
12/31/2015	201,666	1.67	to	1.47	716,924	1.05	0.30	to	1.00	0.37	to	(0.33)
12/31/2014	215,716	1.67	to	1.47	798,211	0.87	0.30	to	1.00	11.61	to	10.83
12/31/2013	263,301	1.49	to	1.33	875,305	1.72	0.30	to	1.00	30.89	to	29.99
12/31/2012	193,665	1.14	to	1.02	205,876	1.10	0.30	to	1.00	16.07	to	15.26
Fidelity® VIP Contrafund® Service Class 2
12/31/2016	158,259,292	2.16	to	1.41	476,359,703	0.64	0.30	to	2.30	7.41	to	5.31
12/31/2015	172,144,924	2.01	to	1.34	449,859,068	0.80	0.30	to	2.30	0.11	to	(1.84)
12/31/2014	198,325,170	2.01	to	1.36	465,848,417	0.81	0.30	to	2.30	11.32	to	9.14
12/31/2013	196,958,822	1.81	to	1.25	377,299,296	0.88	0.30	to	2.30	30.56	to	28.01
12/31/2012	193,279,626	1.38	to	0.98	277,085,608	1.13	0.30	to	2.30	15.79	to	13.52
Fidelity® VIP Equity-Income Initial Class
12/31/2016	38,845	1.49	to	1.61	61,069	2.28	0.30	to	1.00	17.67	to	16.85
12/31/2015	52,261	1.27	to	1.38	70,747	3.01	0.30	to	1.00	(4.25)	to	(4.92)
12/31/2014	63,434	1.33	to	1.45	89,679	2.89	0.30	to	1.00	8.39	to	7.64
12/31/2013	64,315	1.22	to	1.35	84,226	2.26	0.30	to	1.00	27.76	to	26.88
12/31/2012	85,423	0.96	to	1.06	88,654	1.79	0.30	to	1.00	16.95	to	16.14

56

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Fidelity® VIP Equity-Income Service Class 2
12/31/2016	27,073,880	$1.90	to	$1.25	$49,230,256	2.09%	0.30%	to	2.30%	17.36%	to	15.07%
12/31/2015	30,565,159	1.62	to	1.09	47,923,174	2.74	0.30	to	2.30	(4.52)	to	(6.39)
12/31/2014	38,349,894	1.70	to	1.16	63,824,949	2.52	0.30	to	2.30	8.16	to	6.04
12/31/2013	44,412,638	1.57	to	1.09	69,246,230	2.24	0.30	to	2.30	27.45	to	24.95
12/31/2012	50,311,687	1.23	to	0.88	62,328,811	2.69	0.30	to	2.30	16.70	to	14.41
Fidelity® VIP Growth Initial Class
12/31/2016	12,155	1.85	to	1.61	19,555	0.03	0.30	to	1.00	0.50	to	(0.19)
12/31/2015	25,199	1.84	to	1.61	40,557	0.26	0.30	to	1.00	6.85	to	6.11
12/31/2014	25,431	1.72	to	1.52	38,477	0.19	0.30	to	1.00	10.96	to	10.20
12/31/2013	25,647	1.55	to	1.38	35,124	0.20	0.30	to	1.00	35.93	to	34.99
12/31/2012	53,789	1.14	to	1.02	54,726	0.61	0.30	to	1.00	14.34	to	13.55
Fidelity® VIP Growth Service Class 2
12/31/2016	22,172,573	2.08	to	1.37	34,319,380	—	0.30	to	2.30	0.25	to	(1.71)
12/31/2015	25,975,749	2.07	to	1.40	40,617,613	0.03	0.30	to	2.30	6.58	to	4.50
12/31/2014	32,507,157	1.94	to	1.34	48,200,149	—	0.30	to	2.30	10.68	to	8.52
12/31/2013	37,005,028	1.76	to	1.23	50,162,145	0.04	0.30	to	2.30	35.59	to	32.94
12/31/2012	43,087,084	1.30	to	0.93	43,606,757	0.32	0.30	to	2.30	14.06	to	11.82
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2016	1,186,013	1.83	to	1.32	1,992,681	0.05	1.25	to	1.75	(1.17)	to	(1.65)
12/31/2015	1,281,973	1.85	to	1.34	2,179,017	0.00	1.25	to	1.75	4.04	to	3.53
12/31/2014	1,532,255	1.78	to	1.30	2,517,712	0.01	1.25	to	1.75	10.57	to	10.02
12/31/2013	1,760,793	1.61	to	1.18	2,628,111	0.05	1.25	to	1.75	35.84	to	35.18
12/31/2012	1,898,669	1.18	to	0.87	2,089,207	0.15	1.25	to	1.75	17.84	to	17.26
Fidelity® VIP Mid Cap Initial Class
12/31/2016	21,135	1.88	to	1.46	52,280	0.50	0.30	to	1.00	11.90	to	11.12
12/31/2015	24,745	1.68	to	1.31	51,157	0.42	0.30	to	1.00	(1.68)	to	(2.37)
12/31/2014	31,431	1.71	to	1.34	59,307	0.26	0.30	to	1.00	5.97	to	5.23
12/31/2013	31,222	1.61	to	1.28	48,484	0.53	0.30	to	1.00	35.82	to	34.88
12/31/2012	36,492	1.19	to	0.95	35,291	0.38	0.30	to	1.00	14.49	to	13.69
Fidelity® VIP Mid Cap Service Class 2
12/31/2016	89,788,590	2.32	to	1.48	316,226,522	0.32	0.30	to	2.30	11.59	to	9.41
12/31/2015	98,025,909	2.08	to	1.35	298,255,903	0.24	0.30	to	2.30	(1.92)	to	(3.84)
12/31/2014	114,999,325	2.12	to	1.41	345,744,918	0.02	0.30	to	2.30	5.71	to	3.65
12/31/2013	124,383,437	2.01	to	1.36	334,770,485	0.29	0.30	to	2.30	35.46	to	32.82
12/31/2012	123,526,673	1.48	to	1.02	246,581,179	0.38	0.30	to	2.30	14.22	to	11.97
Fidelity® VIP Value Strategies Initial Class
12/31/2016	45,032	1.53	to	1.48	187,030	1.43	0.30	to	1.00	9.30	to	8.54
12/31/2015	47,767	1.40	to	1.37	89,494	1.13	0.30	to	1.00	(3.28)	to	(3.95)
12/31/2014	46,549	1.45	to	1.42	104,026	1.15	0.30	to	1.00	6.48	to	5.73
12/31/2013	45,742	1.36	to	1.35	84,623	1.04	0.30	to	1.00	30.10	to	29.20
12/31/2012	43,606	1.05	to	1.04	45,983	0.65	0.30	to	1.00	26.90	to	26.02
Fidelity® VIP Value Strategies Service Class 2
12/31/2016	48,667,743	2.02	to	1.31	128,230,984	0.93	0.30	to	2.30	8.95	to	6.82
12/31/2015	53,699,682	1.85	to	1.23	124,591,778	0.85	0.30	to	2.30	(3.48)	to	(5.37)
12/31/2014	63,993,977	1.92	to	1.30	144,232,335	0.84	0.30	to	2.30	6.19	to	4.12
12/31/2013	67,754,937	1.80	to	1.25	134,957,220	0.73	0.30	to	2.30	29.79	to	27.26
12/31/2012	60,326,082	1.39	to	0.98	91,138,385	0.39	0.30	to	2.30	26.68	to	24.19
Franklin Founding Funds Allocation Class 4 Shares
12/31/2016	59,149,514	1.35	to	1.76	112,099,678	3.70	0.60	to	2.60	12.25	to	10.07
12/31/2015	67,682,365	1.20	to	1.60	115,509,798	2.72	0.60	to	2.60	(6.80)	to	(8.62)
12/31/2014	80,598,108	1.29	to	1.75	149,122,631	2.72	0.60	to	2.60	2.14	to	0.15
12/31/2013	93,477,182	1.26	to	1.75	171,063,034	10.55	0.60	to	2.60	22.94	to	20.55
12/31/2012	103,151,130	1.03	to	1.45	155,140,789	2.74	0.60	to	2.60	14.48	to	12.24

57

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Franklin Income Class 2 Shares
12/31/2016	61,395,564	$1.39	to	$1.23	$83,312,836	5.07%	1.00%	to	2.30%	12.90%	to	11.47%
12/31/2015	74,138,690	1.23	to	1.10	89,472,772	4.62	1.00	to	2.30	(7.97)	to	(9.14)
12/31/2014	95,658,242	1.34	to	1.22	125,848,593	4.99	1.00	to	2.30	3.58	to	2.26
12/31/2013	108,189,372	1.29	to	1.19	138,042,260	6.43	1.00	to	2.30	12.81	to	11.38
12/31/2012	127,426,124	1.15	to	1.07	144,705,853	6.59	1.00	to	2.30	11.53	to	10.11
Franklin Mutual Shares Class 2 Shares
12/31/2016	13,977,761	1.34	to	1.18	18,358,702	1.99	1.00	to	2.30	14.91	to	13.46
12/31/2015	15,954,729	1.16	to	1.04	18,306,795	2.83	1.00	to	2.30	(5.88)	to	(7.07)
12/31/2014	21,834,462	1.23	to	1.12	26,638,380	2.00	1.00	to	2.30	6.06	to	4.71
12/31/2013	24,724,453	1.16	to	1.07	28,581,308	2.06	1.00	to	2.30	26.99	to	25.38
12/31/2012	28,932,267	0.92	to	0.85	26,468,882	1.98	1.00	to	2.30	13.11	to	11.66
Franklin Templeton Foreign Class 2 Shares
12/31/2016	33,720,848	1.00	to	0.89	32,654,219	1.95	1.00	to	2.30	6.12	to	4.77
12/31/2015	38,972,850	0.95	to	0.85	35,741,459	3.22	1.00	to	2.30	(7.42)	to	(8.60)
12/31/2014	49,701,555	1.02	to	0.93	49,421,163	1.89	1.00	to	2.30	(12.01)	to	(13.13)
12/31/2013	57,209,468	1.16	to	1.07	64,992,850	2.37	1.00	to	2.30	21.75	to	20.21
12/31/2012	69,413,713	0.95	to	0.89	65,078,952	3.01	1.00	to	2.30	17.06	to	15.56
Invesco V.I. American Franchise Series II Shares
12/31/2016	4,459,627	1.55	to	1.41	6,543,470	—	0.30	to	2.30	1.71	to	(0.27)
12/31/2015	5,078,250	1.52	to	1.42	7,414,245	—	0.30	to	2.30	4.44	to	2.39
12/31/2014	6,712,184	1.46	to	1.38	9,493,323	—	0.30	to	2.30	7.85	to	5.74
12/31/2013	8,029,737	1.35	to	1.31	10,656,379	0.25	0.30	to	2.30	39.38	to	36.65
12/31/2012(1)	8,709,208	0.97	to	0.96	8,390,522	—	0.30	to	2.30	—	to	—
Invesco V.I. Value Opportunities Series II Shares
12/31/2016	13,110,788	1.48	to	1.04	18,332,307	0.08	0.30	to	2.30	17.57	to	15.28
12/31/2015	15,432,956	1.26	to	0.90	18,566,395	2.13	0.30	to	2.30	(10.92)	to	(12.67)
12/31/2014	20,414,876	1.41	to	1.04	27,970,466	1.15	0.30	to	2.30	6.07	to	3.99
12/31/2013	22,673,790	1.33	to	1.00	29,639,814	1.19	0.30	to	2.30	32.87	to	30.28
12/31/2012	25,663,471	1.00	to	0.76	25,580,729	1.18	0.30	to	2.30	17.30	to	15.00
Janus Aspen - Enterprise Service Shares
12/31/2016	10,584,742	2.82	to	1.78	19,751,582	0.71	0.30	to	2.30	11.77	to	9.59
12/31/2015	11,696,584	2.52	to	1.62	19,764,226	0.74	0.30	to	2.30	3.46	to	1.43
12/31/2014	14,698,057	2.43	to	1.60	24,097,729	0.03	0.30	to	2.30	11.91	to	9.72
12/31/2013	16,708,779	2.18	to	1.46	24,789,340	0.37	0.30	to	2.30	31.64	to	29.07
12/31/2012	19,107,051	1.65	to	1.13	21,633,510	—	0.30	to	2.30	16.64	to	14.34
Janus Aspen - Global Research Service Shares
12/31/2016	23,820,520	1.59	to	1.00	25,804,944	0.94	0.30	to	2.30	1.51	to	(0.47)
12/31/2015	27,624,966	1.56	to	1.01	29,897,411	0.50	0.30	to	2.30	(2.82)	to	(4.72)
12/31/2014	37,018,168	1.61	to	1.06	41,374,871	0.96	0.30	to	2.30	6.86	to	4.77
12/31/2013	41,929,396	1.51	to	1.01	44,449,345	1.08	0.30	to	2.30	27.69	to	25.20
12/31/2012	49,711,489	1.18	to	0.81	41,538,639	0.74	0.30	to	2.30	19.50	to	17.15
Janus Aspen - Perkins Mid Cap Value Service Shares
12/31/2016	1,278,394	2.41	to	2.22	2,972,307	0.90	1.25	to	1.75	17.30	to	16.73
12/31/2015	1,382,062	2.06	to	1.90	2,735,038	1.00	1.25	to	1.75	(4.88)	to	(5.35)
12/31/2014	1,766,515	2.16	to	2.01	3,689,741	3.33	1.25	to	1.75	7.10	to	6.57
12/31/2013	1,956,635	2.02	to	1.89	3,820,732	1.10	1.25	to	1.75	24.26	to	23.65
12/31/2012	2,218,259	1.62	to	1.52	3,500,990	0.82	1.25	to	1.75	9.42	to	8.88

58

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
MFS® New Discovery Service Class
12/31/2016	20,116,052	$2.28	to	$1.60	$41,335,561	—%	0.30%	to	2.30%	8.47%	to	6.36%
12/31/2015	23,490,980	2.10	to	1.50	45,033,655	—	0.30	to	2.30	(2.44)	to	(4.35)
12/31/2014	30,112,422	2.15	to	1.57	59,862,477	—	0.30	to	2.30	(7.77)	to	(9.58)
12/31/2013	36,964,451	2.33	to	1.74	80,534,952	—	0.30	to	2.30	40.80	to	38.05
12/31/2012	43,982,546	1.66	to	1.26	68,911,525	—	0.30	to	2.30	20.54	to	18.17
MFS® Total Return Service Class
12/31/2016	30,104,493	1.76	to	1.29	51,932,163	2.65	0.30	to	2.30	8.49	to	6.38
12/31/2015	34,352,892	1.62	to	1.21	55,241,989	2.24	0.30	to	2.30	(0.88)	to	(2.82)
12/31/2014	44,471,420	1.64	to	1.25	73,196,447	1.69	0.30	to	2.30	7.91	to	5.80
12/31/2013	51,491,986	1.52	to	1.18	79,265,752	1.63	0.30	to	2.30	18.38	to	16.07
12/31/2012	57,925,364	1.28	to	1.01	76,287,748	2.47	0.30	to	2.30	10.60	to	8.43
NVIT Emerging Markets Class D Shares
12/31/2016(1)	1,907	9.85	to	9.83	18,774	0.83	0.30	to	0.80	—	to	—
State Street Total Return V.I.S. Class 3 Shares
12/31/2016	34,109,465	11.59	to	1.25	54,132,289	1.59	0.65	to	2.65	5.40	to	3.35
12/31/2015	37,260,511	11.00	to	1.21	55,077,363	1.49	0.65	to	2.65	(1.98)	to	(3.89)
12/31/2014	41,034,372	11.22	to	1.26	59,012,874	1.54	0.65	to	2.65	4.40	to	2.36
12/31/2013	40,799,489	1.16	to	1.23	53,548,298	1.36	0.65	to	2.65	13.90	to	11.68
12/31/2012	38,454,844	1.02	to	1.10	43,652,748	1.48	0.65	to	2.65	11.52	to	9.34
TA AB Dynamic Allocation Initial Class
12/31/2016	13,620,346	1.48	to	1.50	21,495,544	1.45	0.30	to	2.05	1.92	to	0.18
12/31/2015	14,928,873	1.45	to	1.49	23,447,568	1.24	0.30	to	2.05	(0.37)	to	(2.08)
12/31/2014	18,258,426	1.45	to	1.53	29,143,207	1.00	0.30	to	2.05	5.24	to	3.44
12/31/2013	17,270,135	1.38	to	1.48	26,503,255	1.16	0.30	to	2.05	6.86	to	5.03
12/31/2012	18,419,818	1.29	to	1.41	26,950,888	0.83	0.30	to	2.05	5.82	to	4.00
TA AB Dynamic Allocation Service Class
12/31/2016	181,601,690	1.27	to	1.11	339,898,668	1.25	0.30	to	2.45	1.69	to	(0.44)
12/31/2015	200,324,935	1.25	to	1.12	346,241,255	1.06	0.30	to	2.45	(0.72)	to	(2.80)
12/31/2014	214,985,976	1.26	to	1.15	339,267,725	0.80	0.30	to	2.45	5.04	to	2.84
12/31/2013	232,172,788	1.20	to	1.12	321,999,069	0.99	0.30	to	2.45	6.57	to	4.33
12/31/2012	237,111,221	1.13	to	1.07	289,207,913	0.77	0.30	to	2.45	5.48	to	3.25
TA Aegon Government Money Market Initial Class
12/31/2016	98,022,427	1.10	to	0.88	109,373,936	0.01	0.30	to	2.05	(0.30)	to	(2.00)
12/31/2015	104,356,069	1.11	to	0.90	118,060,897	0.01	0.30	to	2.05	(0.30)	to	(2.00)
12/31/2014	100,630,309	1.11	to	0.92	115,039,216	0.01	0.30	to	2.05	(0.30)	to	(2.00)
12/31/2013	115,626,119	1.11	to	0.94	134,398,735	0.01	0.30	to	2.05	(0.29)	to	(2.00)
12/31/2012	124,755,704	1.12	to	0.96	147,358,506	0.01	0.30	to	2.05	(0.30)	to	(2.01)
TA Aegon Government Money Market Service Class
12/31/2016	218,009,250	9.84	to	0.82	383,959,184	0.01	0.45	to	2.45	(0.44)	to	(2.38)
12/31/2015	239,832,076	9.88	to	0.84	383,764,535	0.01	0.45	to	2.45	(0.44)	to	(2.39)
12/31/2014	234,252,333	9.93	to	0.86	345,246,865	0.01	0.45	to	2.45	(0.44)	to	(2.39)
12/31/2013	233,587,476	0.99	to	0.88	313,266,679	0.01	0.45	to	2.45	(0.44)	to	(2.39)
12/31/2012	280,994,935	0.99	to	0.90	281,054,359	0.01	0.45	to	2.45	(0.44)	to	(2.40)
TA Aegon High Yield Bond Initial Class
12/31/2016	40,104,822	2.03	to	2.05	85,399,506	6.01	0.30	to	2.05	15.00	to	13.03
12/31/2015	42,484,816	1.77	to	1.82	79,539,458	5.83	0.30	to	2.05	(4.51)	to	(6.15)
12/31/2014	51,869,537	1.85	to	1.94	102,904,592	5.51	0.30	to	2.05	3.67	to	1.89
12/31/2013	59,560,153	1.78	to	1.90	114,989,061	5.61	0.30	to	2.05	6.28	to	4.46
12/31/2012	67,109,725	1.68	to	1.82	123,537,535	6.03	0.30	to	2.05	17.02	to	15.00

59

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Aegon High Yield Bond Service Class
12/31/2016	44,271,533	$11.15	to	$1.49	$155,587,458	5.98%	0.90%	to	2.30%	13.97%	to	12.42%
12/31/2015	46,396,791	9.78	to	1.33	137,023,573	5.96	0.90	to	2.30	(5.16)	to	(6.45)
12/31/2014	51,566,530	10.31	to	1.42	132,109,914	5.60	0.90	to	2.30	2.68	to	1.28
12/31/2013	62,948,842	1.62	to	1.40	147,133,548	5.62	1.00	to	2.30	5.28	to	3.94
12/31/2012	57,767,619	1.54	to	1.35	93,495,432	5.81	1.00	to	2.30	15.93	to	14.45
TA Aegon U.S. Government Securities Initial Class
12/31/2016	46,351,895	1.44	to	1.27	73,562,770	0.65	0.30	to	2.05	0.00	to	(1.71)
12/31/2015	44,340,913	1.44	to	1.29	71,113,835	2.10	0.30	to	2.05	(0.20)	to	(1.91)
12/31/2014	53,809,524	1.45	to	1.32	87,871,181	3.98	0.30	to	2.05	4.34	to	2.55
12/31/2013	56,147,152	1.39	to	1.28	88,308,492	2.18	0.30	to	2.05	(2.53)	to	(4.20)
12/31/2012	75,180,321	1.42	to	1.34	122,675,859	1.66	0.30	to	2.05	4.83	to	3.02
TA Aegon U.S. Government Securities Service Class
12/31/2016	139,466,169	1.27	to	1.05	384,537,007	0.43	0.30	to	2.45	(0.16)	to	(2.25)
12/31/2015	139,372,246	1.27	to	1.08	349,864,588	1.40	0.30	to	2.45	(0.47)	to	(2.56)
12/31/2014	117,104,047	1.28	to	1.10	211,171,453	3.42	0.30	to	2.45	4.11	to	1.92
12/31/2013	146,722,112	1.23	to	1.08	221,420,439	1.78	0.30	to	2.45	(2.78)	to	(4.82)
12/31/2012	341,204,505	1.26	to	1.14	434,585,330	1.52	0.30	to	2.45	4.55	to	2.34
TA American Funds Managed Risk - Balanced Service Class
12/31/2016	36,223,701	10.16	to	9.83	362,577,579	0.63	0.45	to	2.45	5.94	to	3.87
12/31/2015(1)	12,571,779	9.59	to	9.46	119,855,246	—	0.45	to	2.45	—	to	—
TA Asset Allocation - Conservative Initial Class
12/31/2016	110,451,298	1.56	to	1.51	176,881,894	2.02	0.30	to	2.05	4.31	to	2.53
12/31/2015	121,976,152	1.49	to	1.47	189,750,194	2.14	0.30	to	2.05	(2.25)	to	(3.93)
12/31/2014	149,407,114	1.53	to	1.53	239,339,037	2.63	0.30	to	2.05	1.88	to	0.14
12/31/2013	182,063,673	1.50	to	1.53	289,462,189	3.08	0.30	to	2.05	9.04	to	7.17
12/31/2012	220,471,598	1.38	to	1.43	325,902,062	3.06	0.30	to	2.05	7.14	to	5.29
TA Asset Allocation - Conservative Service Class
12/31/2016	491,730,606	10.83	to	1.10	1,021,657,645	1.80	0.45	to	2.45	3.84	to	1.82
12/31/2015	549,794,223	10.43	to	1.08	1,039,218,010	1.98	0.45	to	2.45	(2.58)	to	(4.49)
12/31/2014	626,987,083	10.70	to	1.13	1,091,927,020	2.46	0.45	to	2.45	1.49	to	(0.49)
12/31/2013	715,012,210	1.13	to	1.14	1,111,348,299	2.92	0.45	to	2.45	8.60	to	6.48
12/31/2012	810,487,619	1.04	to	1.07	1,109,383,355	3.02	0.45	to	2.45	6.71	to	4.62
TA Asset Allocation - Growth Initial Class
12/31/2016	145,360,910	1.64	to	1.64	254,491,186	2.18	0.30	to	2.05	5.76	to	3.95
12/31/2015	163,079,906	1.55	to	1.58	273,043,029	1.55	0.30	to	2.05	(2.22)	to	(3.90)
12/31/2014	208,960,284	1.58	to	1.64	361,493,975	2.34	0.30	to	2.05	2.42	to	0.67
12/31/2013	226,469,806	1.55	to	1.63	387,054,260	1.22	0.30	to	2.05	26.43	to	24.26
12/31/2012	222,217,868	1.22	to	1.31	304,794,406	1.29	0.30	to	2.05	12.26	to	10.32
TA Asset Allocation - Growth Service Class
12/31/2016	80,740,471	12.15	to	1.06	184,665,448	1.91	0.45	to	2.30	5.35	to	3.45
12/31/2015	96,248,215	11.53	to	1.03	197,157,455	1.43	0.45	to	2.30	(2.55)	to	(4.32)
12/31/2014	104,915,264	11.83	to	1.07	203,683,787	2.23	0.45	to	2.30	1.98	to	0.13
12/31/2013	112,093,073	1.32	to	1.07	186,689,604	1.03	0.45	to	2.30	25.82	to	23.55
12/31/2012	111,253,373	0.97	to	0.87	142,775,685	1.11	0.45	to	2.30	12.00	to	10.00
TA Asset Allocation - Moderate Initial Class
12/31/2016	237,955,333	1.64	to	1.60	403,302,456	2.19	0.30	to	2.05	5.25	to	3.45
12/31/2015	257,314,477	1.56	to	1.55	418,714,217	1.92	0.30	to	2.05	(2.52)	to	(4.19)
12/31/2014	330,908,687	1.60	to	1.62	558,320,285	2.22	0.30	to	2.05	2.46	to	0.70
12/31/2013	367,006,552	1.56	to	1.61	611,618,677	2.45	0.30	to	2.05	13.16	to	11.22
12/31/2012	406,276,343	1.38	to	1.44	605,408,440	2.62	0.30	to	2.05	9.11	to	7.23

60

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Asset Allocation - Moderate Service Class
12/31/2016	1,901,152,605	$11.17	to	$1.14	$4,884,558,926	1.96%	0.45%	to	2.45%	4.78%	to	2.74%
12/31/2015	2,105,107,064	10.66	to	1.11	5,033,408,915	1.84	0.45	to	2.45	(2.91)	to	(4.81)
12/31/2014	2,294,467,597	10.98	to	1.16	5,316,426,982	2.16	0.45	to	2.45	2.15	to	0.16
12/31/2013	2,350,061,942	1.18	to	1.16	4,173,835,738	2.36	0.45	to	2.45	12.73	to	10.53
12/31/2012	2,144,313,750	1.03	to	1.05	3,002,243,579	2.56	0.45	to	2.45	8.62	to	6.49
TA Asset Allocation - Moderate Growth Initial Class
12/31/2016	272,203,035	1.65	to	1.65	477,491,105	2.03	0.30	to	2.05	6.23	to	4.41
12/31/2015	299,130,616	1.56	to	1.58	499,970,785	2.09	0.30	to	2.05	(2.53)	to	(4.20)
12/31/2014	379,652,087	1.60	to	1.65	658,335,948	2.68	0.30	to	2.05	2.27	to	0.51
12/31/2013	414,888,563	1.56	to	1.64	710,476,313	2.28	0.30	to	2.05	19.03	to	16.99
12/31/2012	451,770,419	1.31	to	1.40	658,658,023	2.45	0.30	to	2.05	10.31	to	8.41
TA Asset Allocation - Moderate Growth Service Class
12/31/2016	1,528,662,864	11.66	to	1.15	3,249,120,855	1.78	0.45	to	2.45	5.78	to	3.72
12/31/2015	1,697,285,643	11.02	to	1.11	3,272,645,909	1.98	0.45	to	2.45	(2.96)	to	(4.85)
12/31/2014	1,876,616,300	11.36	to	1.17	3,454,997,510	2.50	0.45	to	2.45	1.99	to	(0.00)
12/31/2013	2,079,647,029	1.24	to	1.17	3,503,337,599	2.11	0.45	to	2.45	18.51	to	16.20
12/31/2012	2,125,509,526	1.00	to	1.00	2,923,286,005	2.26	0.45	to	2.45	9.88	to	7.72
TA Barrow Hanley Dividend Focused Initial Class
12/31/2016	160,020,752	1.87	to	2.04	363,999,021	2.15	0.30	to	2.05	14.57	to	12.61
12/31/2015	174,466,564	1.63	to	1.81	349,809,796	1.81	0.30	to	2.05	(3.88)	to	(5.53)
12/31/2014	218,849,432	1.69	to	1.92	461,315,863	1.33	0.30	to	2.05	11.83	to	9.92
12/31/2013	238,118,309	1.51	to	1.75	453,761,343	2.30	0.30	to	2.05	29.85	to	27.63
12/31/2012	262,265,811	1.17	to	1.37	390,319,419	1.79	0.30	to	2.05	11.39	to	9.47
TA Barrow Hanley Dividend Focused Service Class
12/31/2016	60,943,596	13.98	to	1.25	168,373,821	1.97	0.90	to	2.30	13.57	to	12.02
12/31/2015	63,543,533	12.31	to	1.12	145,023,856	1.69	0.90	to	2.30	(4.69)	to	(5.99)
12/31/2014	71,214,054	12.92	to	1.19	153,661,743	1.21	0.90	to	2.30	10.93	to	9.42
12/31/2013	70,626,332	1.30	to	1.09	121,748,244	2.16	1.00	to	2.30	28.64	to	27.01
12/31/2012	66,923,145	1.01	to	0.86	84,450,060	1.67	1.00	to	2.30	10.36	to	8.95
TA BlackRock Equity Smart Beta 100 Service Class
12/31/2016(1)	2,202,649	10.55	to	10.39	23,122,979	—	0.45	to	2.45	—	to	—
TA BlackRock Global Allocation Service Class
12/31/2016	629,799,019	11.17	to	1.42	1,268,057,537	0.38	0.45	to	2.30	4.09	to	2.22
12/31/2015	685,402,691	10.73	to	1.39	1,178,176,425	1.68	0.45	to	2.30	(1.67)	to	(3.45)
12/31/2014	759,341,068	10.91	to	1.44	1,227,043,635	1.75	0.45	to	2.30	1.29	to	(0.63)
12/31/2013	821,637,564	1.18	to	1.45	1,266,112,947	1.12	0.45	to	2.40	13.92	to	11.75
12/31/2012	846,867,037	0.98	to	1.29	1,129,271,147	2.33	0.55	to	2.40	9.37	to	7.39
TA BlackRock Global Allocation Managed Risk - Balanced Service Class
12/31/2016	17,333,758	9.53	to	9.14	162,138,960	2.00	0.45	to	2.45	(0.08)	to	(2.02)
12/31/2015	13,579,678	9.54	to	9.33	128,198,295	—	0.45	to	2.45	(3.86)	to	(5.73)
12/31/2014(1)	964,927	9.92	to	9.89	9,560,920	—	0.45	to	2.45	—	to	—
TA BlackRock Global Allocation Managed Risk - Growth Service Class
12/31/2016	18,505,605	9.28	to	8.90	168,412,121	2.10	0.45	to	2.45	(0.63)	to	(2.57)
12/31/2015	16,301,610	9.34	to	9.13	150,650,346	—	0.45	to	2.45	(5.48)	to	(7.33)
12/31/2014(1)	1,085,461	9.88	to	9.85	10,712,850	—	0.45	to	2.45	—	to	—
TA BlackRock Smart Beta 50 Service Class
12/31/2016(1)	4,130,044	10.23	to	10.08	41,974,799	—	0.45	to	2.45	—	to	—
TA BlackRock Smart Beta 75 Service Class
12/31/2016(1)	1,123,248	10.30	to	10.15	11,506,416	—	0.45	to	2.45	—	to	—

61

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA BlackRock Tactical Allocation Service Class
12/31/2016	544,782,967	$11.55	to	$1.34	$1,444,210,976	2.31%	0.45%	to	2.30%	4.44%	to	2.56%
12/31/2015	592,846,759	11.06	to	1.31	1,402,475,363	1.75	0.45	to	2.30	(0.57)	to	(2.37)
12/31/2014	644,924,677	11.13	to	1.34	1,394,587,714	1.32	0.45	to	2.30	4.60	to	2.71
12/31/2013	595,858,562	1.18	to	1.31	1,085,728,107	1.34	0.45	to	2.30	11.84	to	9.82
12/31/2012	497,898,301	1.05	to	1.19	722,967,466	1.47	0.45	to	2.30	9.52	to	7.53
TA Clarion Global Real Estate Securities Initial Class
12/31/2016	18,463,874	1.64	to	2.35	44,536,161	1.76	0.30	to	2.05	0.32	to	(1.39)
12/31/2015	20,659,242	1.64	to	2.38	50,028,208	4.17	0.30	to	2.05	(0.90)	to	(2.60)
12/31/2014	24,884,480	1.65	to	2.44	61,698,855	1.53	0.30	to	2.05	13.22	to	11.28
12/31/2013	25,898,917	1.46	to	2.19	57,062,615	5.48	0.30	to	2.05	3.59	to	1.81
12/31/2012	26,594,009	1.41	to	2.16	57,605,091	3.51	0.30	to	2.05	24.88	to	22.72
TA Clarion Global Real Estate Securities Service Class
12/31/2016	36,306,707	10.11	to	0.98	84,311,623	1.41	0.90	to	2.30	(0.48)	to	(1.83)
12/31/2015	42,323,555	10.16	to	1.00	89,462,036	4.08	0.90	to	2.30	(1.76)	to	(3.10)
12/31/2014	49,196,924	10.34	to	1.03	92,625,420	1.31	0.90	to	2.30	12.28	to	10.75
12/31/2013	42,999,885	1.12	to	0.93	67,513,394	5.20	1.00	to	2.30	2.68	to	1.37
12/31/2012	39,824,782	1.09	to	0.92	56,463,326	3.39	1.00	to	2.30	23.73	to	22.15
TA International Moderate Growth Initial Class
12/31/2016	69,400	1.17	to	1.15	80,122	2.15	0.30	to	0.45	0.92	to	0.77
12/31/2015	68,181	1.16	to	1.15	78,116	1.96	0.30	to	0.45	(1.93)	to	(2.08)
12/31/2014	68,194	1.19	to	1.17	79,791	2.28	0.30	to	0.45	(0.77)	to	(0.92)
12/31/2013	68,883	1.19	to	1.18	81,344	2.06	0.30	to	0.45	12.38	to	12.21
12/31/2012	69,730	1.06	to	1.05	73,383	3.07	0.30	to	0.45	12.47	to	12.30
TA International Moderate Growth Service Class
12/31/2016	358,429,603	10.32	to	0.92	551,114,925	1.85	0.45	to	2.45	0.62	to	(1.33)
12/31/2015	406,136,679	10.26	to	0.93	595,453,089	1.79	0.45	to	2.45	(2.32)	to	(4.23)
12/31/2014	425,154,870	10.50	to	0.98	560,090,151	2.11	0.45	to	2.45	(1.23)	to	(3.16)
12/31/2013	462,667,833	1.19	to	1.01	540,097,455	1.89	0.45	to	2.45	11.96	to	9.77
12/31/2012	435,812,829	0.96	to	0.92	421,817,595	2.76	0.45	to	2.45	11.98	to	9.78
TA Janus Balanced Service Class
12/31/2016	197,498,662	12.25	to	1.16	687,948,240	1.09	0.45	to	2.30	3.65	to	1.78
12/31/2015	192,034,411	11.82	to	1.14	562,408,813	0.84	0.45	to	2.30	(0.33)	to	(2.13)
12/31/2014	155,749,876	11.86	to	1.17	351,230,964	0.65	0.45	to	2.30	7.35	to	5.41
12/31/2013	134,857,638	1.26	to	1.11	202,083,341	0.79	0.45	to	2.30	18.49	to	16.34
12/31/2012	79,178,162	0.91	to	0.95	77,245,177	—	0.45	to	2.30	11.99	to	9.96
TA Janus Mid-Cap Growth Initial Class
12/31/2016	44,776,658	2.04	to	1.64	60,228,303	—	0.30	to	2.05	(2.34)	to	(4.01)
12/31/2015	49,518,695	2.09	to	1.71	69,124,473	—	0.30	to	2.05	(5.32)	to	(6.94)
12/31/2014	66,529,721	2.20	to	1.84	99,193,842	—	0.30	to	2.05	(0.28)	to	(1.99)
12/31/2013	71,916,354	2.21	to	1.87	108,803,629	0.81	0.30	to	2.05	38.72	to	36.35
12/31/2012	80,353,211	1.59	to	1.37	88,377,560	—	0.30	to	2.05	8.75	to	6.88
TA Janus Mid-Cap Growth Service Class
12/31/2016	22,970,554	11.10	to	1.32	63,321,902	—	0.90	to	2.30	(3.18)	to	(4.49)
12/31/2015	27,213,018	11.47	to	1.38	68,159,564	—	0.90	to	2.30	(6.11)	to	(7.39)
12/31/2014	28,962,016	12.21	to	1.49	69,299,132	—	0.90	to	2.30	(1.15)	to	(2.50)
12/31/2013	30,804,833	2.05	to	1.53	66,970,148	0.59	1.00	to	2.30	37.45	to	35.71
12/31/2012	29,136,983	1.49	to	1.12	43,649,147	—	1.00	to	2.30	7.69	to	6.32
TA Jennison Growth Initial Class
12/31/2016	95,799,898	2.23	to	1.95	165,555,512	—	0.30	to	2.05	(1.94)	to	(3.62)
12/31/2015	108,015,766	2.27	to	2.03	192,227,221	—	0.30	to	2.05	11.07	to	9.16
12/31/2014	135,122,880	2.05	to	1.86	218,374,436	—	0.30	to	2.05	9.63	to	7.75
12/31/2013	144,329,746	1.87	to	1.72	215,213,377	0.26	0.30	to	2.05	37.29	to	34.94
12/31/2012	157,817,221	1.36	to	1.28	173,130,001	0.07	0.30	to	2.05	15.42	to	13.43

62

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Jennison Growth Service Class
12/31/2016	23,846,550	$14.68	to	$1.60	$88,426,137	—%	0.90%	to	2.30%	(2.78)%	to	(4.10)%
12/31/2015	29,476,122	15.10	to	1.67	96,681,000	—	0.90	to	2.30	10.12	to	8.61
12/31/2014	26,708,592	13.72	to	1.54	67,454,449	—	0.90	to	2.30	8.81	to	7.32
12/31/2013	27,380,560	1.80	to	1.44	54,998,264	0.07	1.00	to	2.30	35.94	to	34.21
12/31/2012	27,585,024	1.33	to	1.07	37,902,871	—	1.00	to	2.30	14.26	to	12.80
TA JPMorgan Core Bond Service Class
12/31/2016	84,929,968	10.27	to	1.02	225,404,212	1.90	0.45	to	2.30	1.60	to	(0.23)
12/31/2015	80,427,225	10.10	to	1.03	173,901,984	1.82	0.45	to	2.30	(0.11)	to	(1.92)
12/31/2014	83,188,018	10.12	to	1.05	139,476,584	1.77	0.45	to	2.30	4.63	to	2.74
12/31/2013	73,167,181	1.07	to	1.02	90,622,618	2.78	0.45	to	2.30	(2.57)	to	(4.33)
12/31/2011(1)	72,763,993	1.10	to	1.06	78,449,061	2.67	0.45	to	2.30	4.28	to	2.39
TA JPMorgan Enhanced Index Initial Class
12/31/2016	46,917,262	2.18	to	1.98	106,614,195	0.41	0.30	to	2.05	11.02	to	9.12
12/31/2015	49,201,659	1.96	to	1.82	101,285,585	0.93	0.30	to	2.05	(0.37)	to	(2.08)
12/31/2014	56,840,615	1.97	to	1.85	117,249,774	0.81	0.30	to	2.05	13.84	to	11.89
12/31/2013	55,031,777	1.73	to	1.66	100,660,653	0.67	0.30	to	2.05	32.12	to	29.86
12/31/2012	52,526,919	1.31	to	1.28	74,350,888	1.13	0.30	to	2.05	16.00	to	14.00
TA JPMorgan Enhanced Index Service Class
12/31/2016	13,075,401	14.48	to	1.47	51,966,255	0.18	0.90	to	2.30	10.13	to	8.63
12/31/2015	12,638,230	13.15	to	1.36	39,714,319	0.85	0.90	to	2.30	(1.25)	to	(2.60)
12/31/2014	13,180,874	13.32	to	1.39	36,235,761	0.66	0.90	to	2.30	12.95	to	11.41
12/31/2013	9,913,185	1.56	to	1.25	20,941,794	0.52	1.00	to	2.30	30.83	to	29.16
12/31/2012	5,368,914	1.19	to	0.97	7,225,436	0.99	1.00	to	2.30	14.94	to	13.47
TA JPMorgan Mid Cap Value Service Class
12/31/2016	52,307,287	14.75	to	2.21	198,647,207	1.97	0.45	to	2.30	13.77	to	11.71
12/31/2015	49,562,775	12.96	to	1.98	157,156,789	0.75	0.45	to	2.30	(3.37)	to	(5.12)
12/31/2014	51,842,761	13.41	to	2.09	151,741,957	0.60	0.45	to	2.30	14.47	to	12.40
12/31/2013	44,759,206	1.49	to	1.85	92,720,076	0.40	0.45	to	2.30	30.88	to	28.51
12/31/2012	31,803,797	1.11	to	1.44	46,730,625	0.65	0.45	to	2.30	19.69	to	17.52
TA JPMorgan Tactical Allocation Service Class
12/31/2016	379,479,465	11.05	to	1.10	1,253,888,489	1.15	0.45	to	2.30	3.73	to	1.86
12/31/2015	388,440,348	10.65	to	1.08	1,097,074,756	1.14	0.45	to	2.30	(0.85)	to	(2.64)
12/31/2014	374,130,018	10.74	to	1.11	825,197,475	0.95	0.45	to	2.30	5.81	to	3.89
12/31/2013	375,443,522	1.12	to	1.07	546,988,848	1.04	0.45	to	2.30	4.82	to	2.92
12/31/2012	283,194,118	1.07	to	1.04	298,886,788	0.62	0.45	to	2.30	6.98	to	5.04
TA Legg Mason Dynamic Allocation - Balanced Service Class
12/31/2016	290,004,410	10.79	to	1.07	1,174,416,752	1.09	0.45	to	2.05	(1.11)	to	(2.66)
12/31/2015	303,800,980	10.91	to	1.10	1,125,801,306	0.92	0.45	to	2.05	(2.51)	to	(4.04)
12/31/2014	249,433,962	11.19	to	1.15	738,870,798	0.66	0.45	to	2.05	8.00	to	6.30
12/31/2013	197,557,983	1.11	to	1.08	365,842,243	0.23	0.45	to	2.05	8.88	to	7.18
12/31/2012(1)	68,365,547	1.02	to	1.01	69,030,904	—	0.45	to	2.05	—	to	—
TA Legg Mason Dynamic Allocation - Growth Service Class
12/31/2016	132,145,826	11.07	to	1.11	513,884,084	1.03	0.45	to	2.05	(1.43)	to	(2.97)
12/31/2015	149,681,980	11.23	to	1.14	528,608,149	0.69	0.45	to	2.05	(3.38)	to	(4.90)
12/31/2014	99,859,668	11.62	to	1.20	297,102,967	0.57	0.45	to	2.05	7.69	to	6.00
12/31/2013	76,448,745	1.16	to	1.13	144,223,614	0.21	0.45	to	2.05	15.09	to	13.29
12/31/2012(1)	20,091,884	1.01	to	1.00	20,178,001	—	0.45	to	2.05	—	to	—
TA Madison Balanced Allocation Service Class
12/31/2016	41,735,960	11.31	to	1.19	105,012,541	1.84	1.15	to	1.90	4.05	to	3.28
12/31/2015	43,365,220	10.87	to	1.15	98,601,791	1.83	1.15	to	1.90	(1.87)	to	(2.60)
12/31/2014	44,591,131	11.08	to	1.18	94,800,820	0.69	1.15	to	1.90	4.53	to	3.75
12/31/2013	42,293,805	1.15	to	1.14	64,564,165	1.09	1.30	to	1.90	11.90	to	11.24
12/31/2012	28,210,824	1.03	to	1.02	29,065,560	0.59	1.30	to	1.90	6.91	to	6.27

63

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Madison Conservative Allocation Service Class
12/31/2016	34,682,524	$10.62	to	$1.10	$73,017,096	2.05%	1.15%	to	1.90%	2.90%	to	2.14%
12/31/2015	38,496,050	10.32	to	1.08	74,112,509	1.72	1.15	to	1.90	(1.88)	to	(2.61)
12/31/2014	41,143,456	10.52	to	1.11	74,746,336	1.32	1.15	to	1.90	3.56	to	2.78
12/31/2013	44,440,435	1.09	to	1.08	64,098,730	1.26	1.30	to	1.90	5.49	to	4.87
12/31/2012	34,267,174	1.04	to	1.03	35,499,752	0.47	1.30	to	1.90	4.96	to	4.34
TA Madison Diversified Income Service Class
12/31/2016	55,129,242	11.20	to	1.20	115,967,502	1.32	1.15	to	1.90	5.62	to	4.83
12/31/2015	57,334,171	10.60	to	1.14	109,758,408	1.03	1.15	to	1.90	(1.00)	to	(1.74)
12/31/2014	59,704,752	10.71	to	1.16	105,588,057	0.70	1.15	to	1.90	4.60	to	3.82
12/31/2013	60,053,544	1.14	to	1.12	86,025,931	0.36	1.30	to	1.90	7.82	to	7.18
12/31/2012	44,043,920	1.06	to	1.05	46,510,212	0.09	1.30	to	1.90	4.30	to	3.68
TA Managed Risk - Balanced ETF Service Class
12/31/2016	1,640,125,949	1.36	to	1.13	5,673,175,806	1.65	0.30	to	2.45	3.44	to	1.28
12/31/2015	1,749,801,079	1.31	to	1.11	5,493,942,298	1.28	0.30	to	2.45	(2.06)	to	(4.12)
12/31/2014	1,756,579,111	1.34	to	1.16	4,522,734,970	0.95	0.30	to	2.45	4.24	to	2.05
12/31/2013	1,613,603,415	1.28	to	1.14	2,666,435,334	1.17	0.30	to	2.45	11.10	to	8.77
12/31/2012	1,148,678,174	1.16	to	1.05	1,281,462,055	1.26	0.30	to	2.45	8.07	to	5.79
TA Managed Risk - Conservative ETF Service Class
12/31/2016	324,381,240	11.05	to	1.18	777,003,480	1.61	0.45	to	2.45	3.61	to	1.59
12/31/2015	344,902,729	10.67	to	1.17	734,076,985	1.52	0.45	to	2.45	(1.13)	to	(3.06)
12/31/2014	363,756,951	10.79	to	1.20	674,485,127	1.28	0.45	to	2.45	4.77	to	2.73
12/31/2013	361,224,917	1.12	to	1.17	519,638,980	1.35	0.45	to	2.45	6.99	to	4.90
12/31/2012	317,054,059	1.05	to	1.12	366,004,420	1.11	0.45	to	2.45	6.14	to	4.05
TA Managed Risk - Growth ETF Service Class
12/31/2016	1,128,966,441	1.36	to	1.13	2,699,674,301	1.61	0.30	to	2.45	4.36	to	2.17
12/31/2015	1,301,705,474	1.30	to	1.11	2,828,869,757	1.46	0.30	to	2.45	(3.80)	to	(5.82)
12/31/2014	1,447,006,616	1.35	to	1.18	2,857,654,356	1.03	0.30	to	2.45	3.66	to	1.48
12/31/2013	1,349,170,047	1.31	to	1.16	2,009,478,549	1.29	0.30	to	2.45	18.43	to	15.94
12/31/2012	976,524,487	1.10	to	1.00	1,050,069,328	1.64	0.30	to	2.45	11.22	to	8.87
TA Market Participation Strategy Service Class
12/31/2016	112,269,327	11.77	to	1.13	453,011,302	0.16	0.45	to	2.05	3.70	to	2.07
12/31/2015	117,968,861	11.35	to	1.11	452,767,371	—	0.45	to	2.05	(3.68)	to	(5.19)
12/31/2014	111,054,031	11.78	to	1.17	418,144,147	—	0.45	to	2.05	7.56	to	5.87
12/31/2013	82,457,456	1.13	to	1.11	172,219,479	—	0.45	to	2.05	13.78	to	12.00
12/31/2012(1)	16,734,167	0.99	to	0.99	16,565,111	—	0.45	to	2.05	—	to	—
TA MFS International Equity Initial Class
12/31/2016	47,110,409	1.61	to	1.51	65,293,820	1.51	0.30	to	2.05	(0.22)	to	(1.93)
12/31/2015	51,016,252	1.61	to	1.54	71,124,446	1.55	0.30	to	2.05	(0.22)	to	(1.93)
12/31/2014	56,412,797	1.61	to	1.57	79,559,722	0.95	0.30	to	2.05	(5.46)	to	(7.08)
12/31/2013	59,179,818	1.71	to	1.68	88,662,107	1.17	0.30	to	2.05	17.74	to	15.72
12/31/2012	56,849,479	1.45	to	1.46	72,937,715	1.65	0.30	to	2.05	21.79	to	19.69
TA MFS International Equity Service Class
12/31/2016	29,624,976	10.22	to	0.96	84,422,845	1.35	0.90	to	2.30	(1.03)	to	(2.37)
12/31/2015	32,894,815	10.33	to	0.99	82,697,711	1.54	0.90	to	2.30	(1.14)	to	(2.49)
12/31/2014	29,976,630	10.44	to	1.01	62,827,783	0.83	0.90	to	2.30	(6.26)	to	(7.54)
12/31/2013	29,425,992	1.37	to	1.10	52,282,886	1.08	1.00	to	2.30	16.60	to	15.12
12/31/2012	21,745,871	1.17	to	0.95	29,441,850	1.52	1.00	to	2.30	20.66	to	19.12
TA Morgan Stanley Capital Growth Initial Class
12/31/2016	43,698,169	2.27	to	2.05	92,915,246	—	0.30	to	2.05	(2.56)	to	(4.22)
12/31/2015	47,282,114	2.33	to	2.14	104,267,818	—	0.30	to	2.05	11.45	to	9.54
12/31/2014	59,235,134	2.09	to	1.96	118,184,347	—	0.30	to	2.05	5.69	to	3.87
12/31/2013	63,858,118	1.98	to	1.88	122,190,639	0.68	0.30	to	2.05	47.81	to	45.27
12/31/2012	70,786,565	1.34	to	1.30	92,810,047	—	0.30	to	2.05	15.20	to	13.22

64

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Morgan Stanley Capital Growth Service Class
12/31/2016	13,431,257	$15.30	to	$1.54	$53,195,806	—%	0.90%	to	2.30%	(3.37)%	to	(4.69)%
12/31/2015	15,649,714	15.84	to	1.61	53,335,138	—	0.90	to	2.30	10.45	to	8.95
12/31/2014	12,651,656	14.34	to	1.48	34,839,910	—	0.90	to	2.30	4.84	to	3.41
12/31/2013	14,630,108	1.74	to	1.43	30,532,381	0.52	1.00	to	2.30	46.42	to	44.56
12/31/2012	10,678,156	1.19	to	0.99	14,654,467	—	1.00	to	2.30	14.06	to	12.60
TA Multi-Managed Balanced Initial Class
12/31/2016	35,420,588	2.16	to	2.08	79,027,923	0.97	0.30	to	2.50	7.55	to	5.25
12/31/2015	34,089,325	2.01	to	1.98	71,558,086	1.35	0.30	to	2.50	(0.09)	to	(1.80)
12/31/2014	34,836,857	2.01	to	2.02	73,575,633	1.41	0.30	to	2.05	10.48	to	8.58
12/31/2013	31,688,745	1.82	to	1.86	60,860,817	1.66	0.30	to	2.05	17.74	to	15.72
12/31/2012	26,984,504	1.55	to	1.61	44,551,745	1.67	0.30	to	2.05	12.23	to	10.30
TA Multi-Managed Balanced Service Class
12/31/2016	219,709,404	1.82	to	1.53	904,843,654	0.93	0.30	to	2.45	7.32	to	5.07
12/31/2015	143,153,566	1.70	to	1.46	347,407,856	1.16	0.30	to	2.45	(0.36)	to	(2.45)
12/31/2014	134,975,301	1.71	to	1.49	270,653,285	1.19	0.30	to	2.45	10.17	to	7.86
12/31/2013	121,925,978	1.55	to	1.38	209,521,553	1.51	0.30	to	2.45	17.40	to	14.94
12/31/2012	110,385,736	1.32	to	1.20	160,467,731	1.51	0.30	to	2.45	12.06	to	9.70
TA Multi-Manager Alternative Strategies Service Class
12/31/2016	163,253	10.01	to	9.64	1,601,107	2.52	0.45	to	1.65	1.56	to	0.35
12/31/2015	181,063	9.85	to	9.60	1,760,776	0.36	0.45	to	1.65	(6.03)	to	(7.15)
12/31/2014	98,872	10.49	to	10.34	1,029,166	0.68	0.45	to	1.65	2.49	to	1.27
12/31/2013(1)	3,504	10.23	to	10.21	35,815	—	0.45	to	1.65	—	to	—
TA PIMCO Tactical - Balanced Service Class
12/31/2016	192,663,294	11.48	to	1.01	610,151,653	0.29	0.45	to	2.30	4.91	to	3.02
12/31/2015	194,833,059	10.95	to	0.98	571,936,975	—	0.45	to	2.30	(2.98)	to	(4.74)
12/31/2014	195,521,348	11.28	to	1.03	533,120,857	1.07	0.45	to	2.30	7.35	to	5.41
12/31/2013	171,119,545	1.10	to	0.98	288,333,349	0.68	0.45	to	2.30	11.35	to	9.33
12/31/2012	72,354,835	0.92	to	0.90	66,584,229	1.55	0.45	to	2.30	0.53	to	(1.30)
TA PIMCO Tactical - Conservative Service Class
12/31/2016	87,765,386	11.29	to	0.97	273,382,211	0.41	0.45	to	2.30	4.51	to	2.62
12/31/2015	84,100,322	10.80	to	0.94	223,359,365	0.30	0.45	to	2.30	(2.52)	to	(4.28)
12/31/2014	72,728,605	11.08	to	0.99	132,338,428	1.23	0.45	to	2.30	8.24	to	6.28
12/31/2013	70,134,516	1.07	to	0.93	88,003,434	0.70	0.45	to	2.30	7.67	to	5.72
12/31/2012	46,065,653	0.88	to	0.88	41,475,616	1.11	0.45	to	2.30	1.07	to	(0.77)
TA PIMCO Tactical - Growth Service Class
12/31/2016	97,932,555	11.55	to	0.97	334,243,979	—	0.45	to	2.30	4.40	to	2.52
12/31/2015	99,906,894	11.07	to	0.94	288,604,027	—	0.45	to	2.30	(3.89)	to	(5.63)
12/31/2014	77,908,150	11.51	to	1.00	171,846,465	1.80	0.45	to	2.30	5.92	to	4.00
12/31/2013	69,528,331	1.14	to	0.96	99,998,339	0.86	0.45	to	2.30	16.28	to	14.18
12/31/2012	38,893,640	0.83	to	0.84	33,577,730	0.48	0.45	to	2.30	0.24	to	(1.58)
TA PIMCO Total Return Initial Class
12/31/2016	116,273,391	1.59	to	1.46	181,319,170	2.37	0.30	to	2.05	2.41	to	0.65
12/31/2015	125,233,326	1.56	to	1.45	192,941,918	2.51	0.30	to	2.05	0.39	to	(1.33)
12/31/2014	158,410,090	1.55	to	1.47	245,905,910	1.89	0.30	to	2.05	4.36	to	2.57
12/31/2013	186,503,559	1.49	to	1.44	280,476,932	2.07	0.30	to	2.05	(2.84)	to	(4.50)
12/31/2012	235,018,700	1.53	to	1.50	368,216,199	4.07	0.30	to	2.05	7.23	to	5.38
TA PIMCO Total Return Service Class
12/31/2016	432,200,049	1.34	to	1.11	826,905,164	2.20	0.30	to	2.45	2.17	to	0.03
12/31/2015	475,137,309	1.31	to	1.11	833,576,453	2.54	0.30	to	2.45	0.22	to	(1.89)
12/31/2014	530,733,545	1.31	to	1.13	859,856,281	1.62	0.30	to	2.45	4.03	to	1.84
12/31/2013	616,854,993	1.26	to	1.11	867,475,116	2.00	0.30	to	2.45	(3.06)	to	(5.09)
12/31/2012	659,113,836	1.30	to	1.17	888,810,204	4.13	0.30	to	2.45	7.00	to	4.74

65

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA PineBridge Inflation Opportunities Service Class
12/31/2016	101,867,579	$9.21	to	$0.95	$175,347,485	0.58%	0.45%	to	2.30%	3.34%	to	1.47%
12/31/2015	110,195,164	8.91	to	0.94	178,257,154	1.24	0.45	to	2.30	(3.30)	to	(5.05)
12/31/2014	121,100,596	9.22	to	0.98	182,242,932	0.29	0.45	to	2.30	2.92	to	1.05
12/31/2013	129,606,833	1.02	to	0.97	146,927,777	0.33	0.45	to	2.30	(9.95)	to	(11.58)
12/31/2012	138,283,516	1.14	to	1.10	154,482,171	0.26	0.45	to	2.30	5.82	to	3.90
TA ProFunds UltraBear Service Class (OAM)
12/31/2016	557,626,487	0.19	to	0.06	33,857,197	—	0.45	to	2.00	(23.94)	to	(25.08)
12/31/2015	406,801,801	0.25	to	0.08	32,809,667	—	0.45	to	2.00	(7.71)	to	(9.10)
12/31/2014	204,831,841	0.27	to	0.09	18,066,570	—	0.45	to	2.00	(25.91)	to	(27.04)
12/31/2013	150,209,677	0.37	to	0.12	18,076,038	—	0.45	to	2.00	(45.35)	to	(46.19)
12/31/2012	408,547,854	0.67	to	0.22	90,929,238	—	0.45	to	2.00	(29.75)	to	(30.82)
TA QS Investors Active Asset Allocation - Conservative Service Class
12/31/2016	201,671,367	10.50	to	1.06	425,136,568	1.26	0.45	to	2.45	2.19	to	0.20
12/31/2015	225,250,178	10.27	to	1.05	432,962,686	1.01	0.45	to	2.45	(2.80)	to	(4.70)
12/31/2014	245,264,820	10.57	to	1.11	413,140,719	1.06	0.45	to	2.45	3.14	to	1.13
12/31/2013	257,252,633	1.12	to	1.09	339,176,868	1.15	0.45	to	2.45	6.59	to	4.51
12/31/2012	224,069,875	1.05	to	1.05	231,402,059	0.41	0.45	to	2.45	6.30	to	4.21
TA QS Investors Active Asset Allocation - Moderate Service Class
12/31/2016	492,652,371	10.50	to	1.04	1,448,789,251	1.23	0.45	to	2.50	1.73	to	(0.30)
12/31/2015	545,348,810	10.32	to	1.04	1,537,126,518	0.97	0.45	to	2.50	(4.71)	to	(6.61)
12/31/2014	581,745,788	10.83	to	1.11	1,586,689,643	0.67	0.45	to	2.50	3.15	to	1.29
12/31/2013	532,328,826	1.16	to	1.10	928,089,349	0.59	0.45	to	2.30	10.62	to	8.62
12/31/2012	282,438,251	1.04	to	1.01	290,136,478	0.17	0.45	to	2.30	7.81	to	5.85
TA QS Investors Active Asset Allocation - Moderate Growth Service Class
12/31/2016	254,015,317	10.52	to	1.04	591,439,085	1.07	0.45	to	2.30	1.51	to	(0.32)
12/31/2015	297,221,724	10.37	to	1.04	646,874,469	1.01	0.45	to	2.30	(6.95)	to	(8.64)
12/31/2014	328,199,796	11.14	to	1.14	650,876,591	0.77	0.45	to	2.30	2.76	to	0.90
12/31/2013	305,459,347	1.23	to	1.13	450,516,479	0.93	0.45	to	2.30	15.99	to	13.89
12/31/2012	179,927,432	1.02	to	0.99	181,159,665	0.70	0.45	to	2.30	10.46	to	8.45
TA Small/Mid Cap Value Initial Class
12/31/2016	24,866,417	2.35	to	3.68	129,843,084	0.78	0.30	to	2.05	20.76	to	18.70
12/31/2015	28,487,599	1.94	to	3.10	123,688,215	0.98	0.30	to	2.05	(2.80)	to	(4.47)
12/31/2014	35,048,217	2.00	to	3.25	156,210,025	0.77	0.30	to	2.05	4.91	to	3.11
12/31/2013	39,773,037	1.91	to	3.15	170,851,041	0.41	0.30	to	2.05	35.91	to	33.58
12/31/2012	45,088,639	1.40	to	2.36	144,509,630	0.52	0.30	to	2.05	16.04	to	14.04
TA Small/Mid Cap Value Service Class
12/31/2016	37,602,330	14.63	to	1.92	111,710,832	0.54	0.90	to	2.30	19.73	to	18.10
12/31/2015	37,708,384	12.22	to	1.63	88,569,777	0.81	0.90	to	2.30	(3.60)	to	(4.92)
12/31/2014	41,438,730	12.68	to	1.71	91,247,465	0.63	0.90	to	2.30	3.99	to	2.57
12/31/2013	42,265,850	1.80	to	1.67	78,397,395	0.31	1.00	to	2.30	34.69	to	32.98
12/31/2012	38,547,842	1.34	to	1.26	50,307,310	0.29	1.00	to	2.30	14.89	to	13.42
TA T. Rowe Price Small Cap Initial Class
12/31/2016	47,515,529	2.78	to	2.65	112,290,331	—	0.30	to	2.05	10.89	to	8.99
12/31/2015	50,302,232	2.51	to	2.43	108,382,266	—	0.30	to	2.05	2.13	to	0.38
12/31/2014	59,507,563	2.46	to	2.42	126,270,687	—	0.30	to	2.05	6.23	to	4.41
12/31/2013	66,357,693	2.31	to	2.32	133,781,369	0.07	0.30	to	2.05	43.64	to	41.18
12/31/2012	65,629,864	1.61	to	1.64	93,134,478	—	0.30	to	2.05	15.34	to	13.36
TA T. Rowe Price Small Cap Service Class
12/31/2016	40,379,882	15.14	to	1.97	191,512,774	—	0.90	to	2.30	10.01	to	8.51
12/31/2015	42,516,500	13.76	to	1.82	166,716,242	—	0.90	to	2.30	1.24	to	(0.14)
12/31/2014	41,706,081	13.60	to	1.82	141,930,797	—	0.90	to	2.30	5.29	to	3.86
12/31/2013	43,650,997	2.20	to	1.75	116,003,107	—	1.00	to	2.30	42.28	to	40.47
12/31/2012	34,333,173	1.55	to	1.25	59,705,218	—	1.00	to	2.30	14.26	to	12.80

66

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Torray Concentrated Growth Initial Class
12/31/2016	45,742,580	$2.20	to	$2.08	$141,507,483	0.48%	0.30%	to	2.05%	6.42%	to	4.60%
12/31/2015	50,917,336	2.06	to	1.99	150,665,726	0.52	0.30	to	2.05	(1.87)	to	(3.55)
12/31/2014	63,395,151	2.10	to	2.06	191,072,993	0.88	0.30	to	2.05	9.67	to	7.79
12/31/2013	70,219,032	1.92	to	1.92	194,713,563	0.97	0.30	to	2.05	32.70	to	30.43
12/31/2012	77,682,300	1.45	to	1.47	165,724,726	0.82	0.30	to	2.05	16.78	to	14.77
TA Torray Concentrated Growth Service Class
12/31/2016	11,214,378	13.35	to	1.45	32,531,628	0.14	0.90	to	2.30	5.52	to	4.09
12/31/2015	12,966,791	12.65	to	1.39	32,981,418	0.31	0.90	to	2.30	(2.72)	to	(4.04)
12/31/2014	15,772,261	13.00	to	1.45	36,258,952	0.67	0.90	to	2.30	8.76	to	7.28
12/31/2013	17,913,730	1.71	to	1.35	34,001,123	0.79	1.00	to	2.30	31.49	to	29.82
12/31/2012	15,349,874	1.30	to	1.04	21,586,847	0.65	1.00	to	2.30	15.66	to	14.19
TA TS&W International Equity Initial Class
12/31/2016	41,696,215	1.49	to	1.56	71,904,972	2.76	0.30	to	2.05	0.78	to	(0.95)
12/31/2015	44,322,070	1.48	to	1.57	76,568,954	2.98	0.30	to	2.05	1.01	to	(0.72)
12/31/2014	50,729,871	1.46	to	1.59	87,463,695	2.35	0.30	to	2.05	(5.47)	to	(7.09)
12/31/2013	52,989,718	1.55	to	1.71	97,474,795	2.32	0.30	to	2.05	23.97	to	21.85
12/31/2012	54,810,635	1.25	to	1.40	82,100,458	2.20	0.30	to	2.05	16.40	to	14.39
TA TS&W International Equity Service Class
12/31/2016	13,541,992	10.58	to	0.86	34,110,738	2.57	0.90	to	2.30	(0.13)	to	(1.49)
12/31/2015	16,788,573	10.59	to	0.87	36,053,774	2.99	0.90	to	2.30	0.13	to	(1.23)
12/31/2014	15,903,634	10.58	to	0.88	29,124,189	2.20	0.90	to	2.30	(6.23)	to	(7.51)
12/31/2013	15,102,094	1.23	to	0.96	25,313,843	2.17	1.00	to	2.30	22.84	to	21.28
12/31/2012	11,880,393	1.00	to	0.79	15,587,968	2.03	1.00	to	2.30	15.28	to	13.81
TA WMC US Growth Initial Class
12/31/2016	152,376,830	1.89	to	1.36	236,978,354	0.40	0.30	to	2.30	2.50	to	0.50
12/31/2015	168,111,201	1.85	to	1.35	257,886,335	0.70	0.30	to	2.30	6.53	to	4.45
12/31/2014	206,111,980	1.73	to	1.29	301,151,694	0.88	0.30	to	2.30	10.77	to	8.61
12/31/2013	228,609,102	1.56	to	1.19	305,498,682	1.04	0.30	to	2.30	32.07	to	29.49
12/31/2012	256,585,260	1.18	to	0.92	261,805,432	0.31	0.30	to	2.30	12.83	to	10.61
TA WMC US Growth Service Class
12/31/2016	31,337,681	14.15	to	1.26	98,349,420	0.18	0.90	to	2.30	1.62	to	0.24
12/31/2015	33,875,319	13.92	to	1.26	96,971,678	0.54	0.90	to	2.30	5.66	to	4.21
12/31/2014	32,953,962	13.18	to	1.21	77,258,557	0.70	0.90	to	2.30	9.84	to	8.34
12/31/2013	34,571,986	1.37	to	1.11	61,053,692	0.80	1.00	to	2.30	30.82	to	29.16
12/31/2012	32,536,857	1.05	to	0.86	40,001,799	0.11	1.00	to	2.30	11.74	to	10.31
Vanguard® Equity Index
12/31/2016	411,968	1.79	to	1.74	1,920,746	2.45	0.30	to	1.00	11.48	to	10.70
12/31/2015	462,855	1.60	to	1.57	1,852,623	1.41	0.30	to	1.00	0.96	to	0.26
12/31/2014	476,937	1.59	to	1.57	948,899	1.65	0.30	to	1.00	13.17	to	12.38
12/31/2013	378,998	1.40	to	1.40	578,435	1.71	0.30	to	1.00	31.79	to	30.87
12/31/2012	495,731	1.06	to	1.07	531,667	1.95	0.30	to	1.00	15.51	to	14.71
Vanguard® International
12/31/2016	441,335	1.17	to	1.05	1,229,545	1.47	0.30	to	1.00	1.57	to	0.87
12/31/2015	426,145	1.15	to	1.04	1,169,229	1.30	0.30	to	1.00	(1.06)	to	(1.76)
12/31/2014	390,264	1.16	to	1.06	424,932	1.53	0.30	to	1.00	(6.34)	to	(6.99)
12/31/2013	472,637	1.24	to	1.14	538,704	1.42	0.30	to	1.00	22.89	to	22.04
12/31/2012	559,544	1.01	to	0.94	519,017	2.02	0.30	to	1.00	19.78	to	18.94
Vanguard® Mid-Cap Index
12/31/2016	243,199	1.85	to	1.62	845,838	1.52	0.30	to	1.00	10.78	to	10.01
12/31/2015	316,319	1.67	to	1.48	888,668	0.88	0.30	to	1.00	(1.73)	to	(2.42)
12/31/2014	249,421	1.70	to	1.51	427,668	0.93	0.30	to	1.00	13.25	to	12.46
12/31/2013	230,296	1.50	to	1.35	340,922	1.05	0.30	to	1.00	34.52	to	33.59
12/31/2012	297,422	1.12	to	1.01	325,310	1.15	0.30	to	1.00	15.47	to	14.66

67

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Vanguard® REIT Index
12/31/2016	136,899	$1.54	to	$1.58	$358,742	2.67%	0.30%	to	1.00%	8.03%	to	7.28%
12/31/2015	150,260	1.43	to	1.47	350,033	1.66	0.30	to	1.00	1.92	to	1.21
12/31/2014	174,728	1.40	to	1.45	315,866	3.46	0.30	to	1.00	29.72	to	28.82
12/31/2013	103,087	1.08	to	1.13	158,694	1.90	0.30	to	1.00	2.03	to	1.32
12/31/2012	140,160	1.06	to	1.11	158,685	1.90	0.30	to	1.00	17.11	to	16.29
Vanguard® Short-Term Investment Grade
12/31/2016	1,010,860	1.33	to	1.06	2,717,920	1.92	0.30	to	1.00	2.41	to	1.70
12/31/2015	1,147,149	1.30	to	1.04	2,902,363	1.62	0.30	to	1.00	0.82	to	0.12
12/31/2014	931,975	1.29	to	1.04	1,468,028	1.79	0.30	to	1.00	1.45	to	0.74
12/31/2013	1,376,709	1.27	to	1.03	1,873,277	1.85	0.30	to	1.00	0.78	to	0.08
12/31/2012	1,489,155	1.26	to	1.03	1,731,237	2.47	0.30	to	1.00	4.10	to	3.38
Vanguard® Total Bond Market Index
12/31/2016	445,728	1.44	to	1.11	1,483,525	2.33	0.30	to	1.00	2.16	to	1.45
12/31/2015	544,334	1.41	to	1.09	1,627,599	1.97	0.30	to	1.00	0.03	to	(0.66)
12/31/2014	581,416	1.41	to	1.10	823,633	2.48	0.30	to	1.00	5.58	to	4.84
12/31/2013	650,046	1.34	to	1.05	799,864	3.26	0.30	to	1.00	(2.58)	to	(3.26)
12/31/2012	1,256,245	1.37	to	1.08	1,501,688	2.71	0.30	to	1.00	3.71	to	2.99
Voya Global Perspectives Class S Shares
12/31/2016	1,665	9.68	to	9.54	16,121	2.60	1.29	to	2.14	5.19	to	4.30
12/31/2015(1)	1,633	9.20	to	9.15	15,028	—	1.29	to	2.14	—	to	—
Voya Large Cap Value Class S Shares
12/31/2016	97	10.40	to	10.26	1,006	3.01	1.29	to	2.14	12.13	to	11.18
12/31/2015(1)	—	9.28	to	9.23	—	—	1.29	to	2.14	—	to	—
Voya Strategic Allocation Conservative Class S Shares
12/31/2016	—	10.00	to	9.86	—	—	1.29	to	2.14	4.12	to	3.25
12/31/2015(1)	—	9.61	to	9.55	—	—	1.29	to	2.14	—	to	—
Voya Strategic Allocation Moderate Class S Shares
12/31/2016	—	9.98	to	9.84	—	—	1.29	to	2.14	4.96	to	4.07
12/31/2015(1)	—	9.51	to	9.45	—	—	1.29	to	2.14	—	to	—
Wanger International
12/31/2016	141,836	1.26	to	1.13	308,283	1.18	0.30	to	0.80	(1.70)	to	(2.19)
12/31/2015	160,087	1.29	to	1.16	318,081	1.51	0.30	to	0.80	(0.20)	to	(0.70)
12/31/2014	145,508	1.29	to	1.17	232,919	1.44	0.30	to	0.80	(4.69)	to	(5.17)
12/31/2013	218,810	1.35	to	1.23	304,394	2.78	0.30	to	0.80	22.00	to	21.40
12/31/2012	179,090	1.11	to	1.01	188,772	1.22	0.30	to	0.80	21.20	to	20.59
Wanger USA
12/31/2016	67,832	1.85	to	1.82	177,312	—	0.30	to	0.80	13.35	to	12.78
12/31/2015	133,870	1.64	to	1.62	274,445	—	0.30	to	0.80	(0.91)	to	(1.40)
12/31/2014	89,393	1.65	to	1.64	204,779	—	0.30	to	0.80	4.47	to	3.95
12/31/2013	88,252	1.58	to	1.58	139,724	0.14	0.30	to	0.80	33.35	to	32.69
12/31/2012	94,839	1.18	to	1.19	112,860	0.29	0.30	to	0.80	19.66	to	19.06

(1)	See footnote 1

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

68

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

4. Financial Highlights (continued)

**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

69

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

6. Administrative and Mortality and Expense Risk Charges

TLIC deducts a daily administrative charge equal to an annual rate of .15% of the daily net assets value of each subaccount for administrative expenses. TLIC also deducts an annual charge during the accumulation phase, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from 0.15% to 2.30% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a daily charge for fund facilitation fees:

Subaccount	Additional Fund Facilitation Fee Assessed
AB Balanced Wealth Strategy Class B Shares	0.20%
American Funds - Asset Allocation Class 2 Shares	0.30%
American Funds - Bond Class 2 Shares	0.30%
American Funds - Growth Class 2 Shares	0.30%
American Funds - Growth-Income Class 2 Shares	0.30%
American Funds - International Class 2 Shares	0.30%
Fidelity® VIP Contrafund® Initial Class	0.20%
Fidelity® VIP Equity-Income Initial Class	0.20%
Fidelity® VIP Growth Initial Class	0.20%
Fidelity® VIP Mid Cap Initial Class	0.20%
Fidelity® VIP Value Strategies Initial Class	0.20%
Franklin Founding Funds Allocation Class 4 Shares	0.15%
State Street Total Return V.I.S. Class 3 Shares	0.20%
Vanguard® Equity Index	0.20%
Vanguard® International	0.20%
Vanguard® Mid-Cap Index	0.20%
Vanguard® REIT Index	0.20%
Vanguard® Short-Term Investment Grade	0.20%
Vanguard® Total Bond Market Index	0.20%
Voya Global Perspectives Class S Shares	0.14%
Voya Large Cap Value Class S Shares	0.14%
Voya Strategic Allocation Conservative Class S Shares	0.14%
Voya Strategic Allocation Moderate Class S Shares	0.14%

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable annuity contracts.

70

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2016

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indrect wholly owned subsidiary of AEGON N.V.. TCI distributes TLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (“TAM”). Transamerica Fund Services, Inc. (“TFS”) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (“AAM”) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TLIC and indirect wholly owned subsidiaries of AEGON N.V.. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

71